UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Diversified Currency Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 36

Federal Tax Information	18

Management and Organization	37

Important Notices	40

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 8.89%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+) (the Index),2 returned 5.66% for the period.

The Fund outperformed the Index, largely due to Western and Eastern European currency holdings. A position in the Icelandic krona was a particularly strong contributor to returns versus the euro, along with the Swedish krona to a smaller extent. Iceland continues to benefit from strong tourism-related economic growth and the removal of governmental capital controls that had been in place since 2008.

In Eastern Europe, the performance of the Serbian dinar and Czech koruna, both versus the euro, contributed to returns, along with the Russian ruble. Russia’s currency benefited from fairly tight central policy designed to control inflationary risks and it received a boost from the global oil price recovery as Russia is a major oil exporter. Serbia made progress on its economic reforms, and moved toward a budget surplus. A position in the Georgian Iari weighed modestly on relative returns.

In the Middle East and Africa region, positions in the Egyptian pound and the Israeli shekel helped overall portfolio returns. The Fund entered its position in Egypt after the country devalued its currency late in 2016, implemented other reforms, and experienced stronger growth.

Asia also had positive overall results, led by the Sri Lankan and Indian rupees along with a more modest contribution from the Kazakhstan tenge. Sri Lanka made progress on economic reforms and benefited from stronger investor flows.

In Latin America, positions in the Dominican peso and the Peruvian sol helped returns. However, that was offset by a position in the Mexican peso, which suffered from uncertainty over Mexican exports to the U.S. after the election of Donald Trump and in light of the NAFTA renegotiations. There is also uncertainty surrounding Mexico’s presidential elections next July.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	8.89%	1.03%	3.28%
Class A with 4.75% Maximum Sales Charge	—	—	3.69	0.04	2.78
Class C at NAV	03/01/2011	06/27/2007	8.13	0.32	2.76
Class C with 1% Maximum Sales Charge	—	—	7.13	0.32	2.76
Class I at NAV	03/01/2011	06/27/2007	9.11	1.33	3.47
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	5.66%	–0.86%	1.01%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.38%	2.08%	1.08%
Net			1.10	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$13,132	N.A.
Class I	$250,000	10/31/2007	$351,895	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Serbia	7.6%	Australia	3.2%

Colombia	5.0	Nigeria	3.0

Sri Lanka	4.9	Israel	2.7

Iceland	4.8	Thailand	2.5

Czech Republic	4.8	Singapore	2.5

Peru	4.8	Philippines	2.4

Uruguay	4.8	Uganda	2.2

India	4.8	Switzerland	2.1

Egypt	4.8	Norway	2.0

Russia	4.7	Bosnia And Herzegovina	1.7

Sweden	4.6	Other	2.9	*

Dominican Republic	4.6	Euro	–34.0

Argentina	4.6	Total Long	103.6

Kazakhstan	4.4	Total Short	–34.0

Georgia	3.7	Total Net	69.6

Poland	3.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,012.30	$5.58	**	1.10%
Class C	$1,000.00	$1,008.80	$9.11	**	1.80%
Class I	$1,000.00	$1,013.80	$4.06	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in International Income Portfolio, at value (identified cost, $102,987,025)	$102,903,838
Receivable for Fund shares sold	461,318
Receivable from affiliate	24,039
Total assets	$103,389,195

Liabilities
Payable for Fund shares redeemed	$122,155
Payable to affiliates:
Distribution and service fees	19,982
Trustees’ fees	43
Accrued expenses	65,203
Total liabilities	$207,383
Net Assets	$103,181,812

Sources of Net Assets
Paid-in capital	$138,132,162
Accumulated net realized loss from Portfolio	(35,479,093)
Accumulated undistributed net investment income	611,930
Net unrealized depreciation from Portfolio	(83,187)
Total	$103,181,812

Class A Shares
Net Assets	$22,136,418
Shares Outstanding	2,424,441
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.13
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.59

Class C Shares
Net Assets	$16,663,914
Shares Outstanding	1,825,117
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.13

Class I Shares
Net Assets	$64,381,480
Shares Outstanding	7,073,900
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest allocated from Portfolio (net of foreign taxes, $61,226)	$4,292,756
Dividends allocated from Portfolio	67,770
Miscellaneous income	4,315
Expenses allocated from Portfolio	(911,700)
Total investment income	$3,453,141

Expenses
Distribution and service fees
Class A	$85,337
Class C	179,757
Trustees’ fees and expenses	500
Custodian fee	15,792
Transfer and dividend disbursing agent fees	90,937
Legal and accounting services	35,946
Printing and postage	57,111
Registration fees	57,012
Miscellaneous	12,212
Total expenses	$534,604
Deduct —
Allocation of expenses to affiliate	$265,980
Total expense reductions	$265,980

Net expenses	$268,624

Net investment income	$3,184,517

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $32,412)	$62,173
Written options	128,487
Financial futures contracts	26,423
Foreign currency transactions	282,380
Forward foreign currency exchange contracts	2,185,655
Net realized gain	$2,685,118
Change in unrealized appreciation (depreciation) —
Investments	$3,006,210
Written options	(9,194)
Financial futures contracts	6,939
Foreign currency	85,282
Forward foreign currency exchange contracts	419,996
Net change in unrealized appreciation (depreciation)	$3,509,233

Net realized and unrealized gain	$6,194,351

Net increase in net assets from operations	$9,378,868

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$3,184,517	$5,072,008
Net realized gain (loss)	2,685,118	(15,122,012)
Net change in unrealized appreciation (depreciation)	3,509,233	14,919,855
Net increase in net assets from operations	$9,378,868	$4,869,851
Distributions to shareholders —
From net investment income
Class A	$(1,253,911)	$—
Class C	(675,762)	—
Class I	(3,220,304)	—
Tax return of capital
Class A	—	(2,744,767)
Class C	—	(1,103,057)
Class I	—	(5,795,361)
Total distributions to shareholders	$(5,149,977)	$(9,643,185)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,199,593	$14,633,654
Class C	2,164,103	2,244,665
Class I	41,816,255	37,737,081
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,220,755	2,654,709
Class C	538,230	862,762
Class I	2,772,258	5,001,835
Cost of shares redeemed
Class A	(29,031,547)	(36,064,921)
Class C	(6,857,890)	(12,415,439)
Class I	(56,914,869)	(100,188,990)
Net decrease in net assets from Fund share transactions	$(39,093,112)	$(85,534,644)

Net decrease in net assets	$(34,864,221)	$(90,307,978)

Net Assets
At beginning of year	$138,046,033	$228,354,011
At end of year	$103,181,812	$138,046,033

Accumulated undistributed net investment income included in net assets
At end of year	$611,930	$—

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$8.770		$9.010		$10.130		$10.580		$11.160

Income (Loss) From Operations
Net investment income(1)	$0.246		$0.254		$0.315		$0.332		$0.310
Net realized and unrealized gain (loss)	0.520		0.003		(0.921)		(0.268)		(0.376)

Total income (loss) from operations	$0.766		$0.257		$(0.606)		$0.064		$(0.066)

Less Distributions
From net investment income	$(0.406)		$—		$—		$(0.365)		$(0.121)
Tax return of capital	—		(0.497)		(0.514)		(0.149)		(0.393)

Total distributions	$(0.406)		$(0.497)		$(0.514)		$(0.514)		$(0.514)

Net asset value — End of year	$9.130		$8.770		$9.010		$10.130		$10.580

Total Return(2)	8.89	%(3)	2.94	%(3)	(6.12	)%(3)	0.63	%(4)	(0.62	)%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,136		$43,471		$63,626		$142,908		$230,834
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.10	%(3)	1.11	%(3)(7)	1.11	%(3)(7)	1.10	%(4)	1.10	%(4)
Net investment income	2.74%		2.85%		3.27%		3.21%		2.85%
Portfolio Turnover of the Portfolio	29%		38%		23%		42%		21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% and 0.16% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$8.770		$9.000		$10.100		$10.550		$11.120

Income (Loss) From Operations
Net investment income(1)	$0.183		$0.192		$0.244		$0.259		$0.242
Net realized and unrealized gain (loss)	0.520		(0.002)		(0.910)		(0.275)		(0.378)

Total income (loss) from operations	$0.703		$0.190		$(0.666)		$(0.016)		$(0.136)

Less Distributions
From net investment income	$(0.343)		$—		$—		$(0.308)		$(0.102)
Tax return of capital	—		(0.420)		(0.434)		(0.126)		(0.332)

Total distributions	$(0.343)		$(0.420)		$(0.434)		$(0.434)		$(0.434)

Net asset value — End of year	$9.130		$8.770		$9.000		$10.100		$10.550

Total Return(2)	8.13	%(3)	2.17	%(3)	(6.72	)%(3)	(0.14	)%(4)	(1.26	)%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,664		$20,096		$30,022		$52,516		$73,843
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.80	%(3)	1.81	%(3)(7)	1.81	%(3)(7)	1.80	%(4)	1.80	%(4)
Net investment income	2.03%		2.16%		2.55%		2.51%		2.24%
Portfolio Turnover of the Portfolio	29%		38%		23%		42%		21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% and 0.16% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$8.750		$9.000		$10.120		$10.570		$11.150

Income (Loss) From Operations
Net investment income(1)	$0.272		$0.284		$0.345		$0.363		$0.346
Net realized and unrealized gain (loss)	0.510		(0.003)		(0.916)		(0.264)		(0.377)

Total income (loss) from operations	$0.782		$0.281		$(0.571)		$0.099		$(0.031)

Less Distributions
From net investment income	$(0.432)		$—		$—		$(0.390)		$(0.130)
Tax return of capital	—		(0.531)		(0.549)		(0.159)		(0.419)

Total distributions	$(0.432)		$(0.531)		$(0.549)		$(0.549)		$(0.549)

Net asset value — End of year	$9.100		$8.750		$9.000		$10.120		$10.570

Total Return(2)	9.11	%(3)	3.22	%(3)	(5.78	)%(3)	0.97	%(4)	(0.31	)%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,381		$74,480		$134,706		$392,276		$492,281
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.80	%(3)	0.81	%(3)(7)	0.81	%(3)(7)	0.80	%(4)	0.80	%(4)
Net investment income	3.02%		3.20%		3.58%		3.51%		3.20%
Portfolio Turnover of the Portfolio	29%		38%		23%		42%		21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% and 0.16% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Notes to Financial Statements — continued

distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$5,149,977	$—
Tax return of capital	$—	$9,643,185

During the year ended October 31, 2017, accumulated net realized loss was increased by $2,566,581, accumulated distributions in excess of net investment income was decreased by $2,577,390 and paid-in capital was decreased by $10,809 due to differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$611,930
Deferred capital losses	$(32,707,023)
Net unrealized depreciation	$(2,855,257)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $32,707,023 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $11,703,167 are short-term and $21,003,856 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM was allocated $265,980 of the Fund’s operating expenses for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $2,673 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,165 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $85,337 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $134,818 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $44,939 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $10,334,842 and $55,782,953, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	578,770	1,648,099
Issued to shareholders electing to receive payments of distributions in Fund shares	136,152	299,448
Redemptions	(3,245,329)	(4,050,958)

Net decrease	(2,530,407)	(2,103,411)

	Year Ended October 31,
Class C	2017	2016

Sales	237,544	252,336
Issued to shareholders electing to receive payments of distributions in Fund shares	59,753	97,351
Redemptions	(762,334)	(1,394,740)

Net decrease	(465,037)	(1,045,053)

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2017	2016

Sales	4,622,062	4,257,881
Issued to shareholders electing to receive payments of distributions in Fund shares	308,617	565,348
Redemptions	(6,371,022)	(11,282,208)

Net decrease	(1,440,343)	(6,458,979)

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

17

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

International Income Portfolio

October 31, 2017

Portfolio of Investments

Foreign Government Bonds — 12.5%

Security		Principal Amount (000’s omitted)	Value

Argentina — 0.7%
Argentina POM Politica Monetaria, 27.146%, (ARPP7DRR), 6/21/20(1)	ARS	11,100	$676,221

Total Argentina			$676,221

Bosnia and Herzegovina — 1.5%
Republic of Srpska, 1.50%, 6/30/23	BAM	1,092	$595,016
Republic of Srpska, 1.50%, 10/30/23	BAM	591	325,852
Republic of Srpska, 1.50%, 5/31/25	BAM	368	199,456
Republic of Srpska, 1.50%, 12/24/25	BAM	481	256,869
Republic of Srpska, 1.50%, 9/25/26	BAM	422	220,885

Total Bosnia and Herzegovina			$1,598,078

Dominican Republic — 4.6%
Dominican Republic, 14.00%, 6/8/18(2)	DOP	218,600	$4,703,029

Total Dominican Republic			$4,703,029

Georgia — 1.3%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	190	$72,477
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	159	61,209
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	1,570	614,405
Georgia Treasury Bond, 13.75%, 1/14/18	GEL	1,400	543,237

Total Georgia			$1,291,328

Iceland — 2.9%
Republic of Iceland, 6.25%, 2/5/20	ISK	302,979	$2,974,634

Total Iceland			$2,974,634

Serbia — 1.5%
Serbia Treasury Bond, 10.00%, 4/27/18	RSD	156,300	$1,577,734

Total Serbia			$1,577,734

Total Foreign Government Bonds (identified cost $12,675,541)			$12,821,024

Foreign Corporate Bonds — 1.3%

Security		Principal Amount (000’s omitted)	Value

Argentina — 1.3%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(1)(2)	ARS	24,372	$1,384,846

Total Argentina			$1,384,846

Total Foreign Corporate Bonds (identified cost $1,606,984)			$1,384,846

Collateralized Mortgage Obligations — 0.5%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$115,114	$126,410
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.57%, 8/25/39		378,674	414,675

Total Collateralized Mortgage Obligations (identified cost $508,409)			$541,085

Mortgage Pass-Throughs — 2.6%

Security		Principal Amount	Value
Federal National Mortgage Association:
1.91%, (COF + 1.25%), with maturity at 2035(3)		$625,435	$631,816
3.83%, (COF + 1.78%), with maturity at 2035(3)		467,920	499,862
7.00% with maturity at 2033		300,203	344,926
7.50% with maturity at 2035		192,044	225,252
8.50% with maturity at 2032		161,872	194,904

			$1,896,760

Government National Mortgage Association:
7.00% with maturity at 2035		$523,231	$606,932
9.00% with various maturities to 2024		150,659	162,393

			$769,325

Total Mortgage Pass-Throughs (identified cost $2,523,886)			$2,666,085

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 76.5%

Foreign Government Securities — 34.4%

Security		Principal Amount (000’s omitted)	Value

Armenia — 0.8%
Armenian Treasury Bill, 0.00%, 11/20/17	AMD	400,000	$826,413

Total Armenia			$826,413

Czech Republic — 4.8%
Czech Republic Ministry of Finance Bill, 0.00%, 11/3/17	CZK	109,000	$4,948,012

Total Czech Republic			$4,948,012

Egypt — 4.7%
Egypt Treasury Bill, 0.00%, 11/7/17	EGP	28,675	$1,624,125
Egypt Treasury Bill, 0.00%, 1/2/18	EGP	4,950	272,999
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	10,225	541,104
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	47,300	2,458,766

Total Egypt			$4,896,994

Georgia — 2.4%
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	1,600	$602,237
Georgia Treasury Bill, 0.00%, 2/8/18	GEL	4,860	1,826,876

Total Georgia			$2,429,113

Kazakhstan — 4.4%
National Bank of Kazakhstan Note, 0.00%, 11/1/17	KZT	813,121	$2,426,907
National Bank of Kazakhstan Note, 0.00%, 11/24/17	KZT	275,610	817,828
National Bank of Kazakhstan Note, 0.00%, 1/5/18	KZT	103,000	302,475
National Bank of Kazakhstan Note, 0.00%, 1/19/18	KZT	345,570	1,011,375

Total Kazakhstan			$4,558,585

Nigeria — 3.0%
Nigeria Treasury Bill, 0.00%, 3/15/18	NGN	42,300	$109,833
Nigeria Treasury Bill, 0.00%, 4/5/18	NGN	125,560	322,380
Nigeria Treasury Bill, 0.00%, 4/12/18	NGN	270,925	693,255
Nigeria Treasury Bill, 0.00%, 4/19/18	NGN	211,520	539,419
Nigeria Treasury Bill, 0.00%, 5/3/18	NGN	255,860	647,983
Nigeria Treasury Bill, 0.00%, 7/5/18	NGN	103,290	253,666
Nigeria Treasury Bill, 0.00%, 7/12/18	NGN	37,560	91,940
Nigeria Treasury Bill, 0.00%, 7/19/18	NGN	50,950	124,310
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	12,190	29,358
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	64,020	152,364
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	60,950	144,597

Total Nigeria			$3,109,105

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 4.9%
Sri Lanka Treasury Bill, 0.00%, 4/6/18	LKR	505,000	$3,166,819
Sri Lanka Treasury Bill, 0.00%, 4/13/18	LKR	295,000	1,847,513

Total Sri Lanka			$5,014,332

Sweden — 4.6%
Sweden Treasury Bill, 0.00%, 11/15/17	SEK	39,820	$4,758,099

Total Sweden			$4,758,099

Uruguay — 4.8%
Banco Central Del Uruguay, 0.00%, 4/27/18	UYU	18,597	$612,023
Uruguay Treasury Bill, 0.00%, 12/14/17	UYU	5,674	192,475
Uruguay Treasury Bill, 0.00%, 12/22/17	UYU	23,829	806,536
Uruguay Treasury Bill, 0.00%, 2/8/18	UYU	24,569	822,405
Uruguay Treasury Bill, 0.00%, 4/5/18	UYU	52,482	1,737,494
Uruguay Treasury Bill, 0.00%, 5/4/18	UYU	2,269	73,864
Uruguay Treasury Bill, 0.00%, 6/1/18	UYU	10,293	335,616
Uruguay Treasury Bill, 0.00%, 6/29/18	UYU	1,490	48,274
Uruguay Treasury Bill, 0.00%, 9/21/18	UYU	761	24,175
Uruguay Treasury Bill, 0.00%, 10/19/18	UYU	7,972	251,454

Total Uruguay			$4,904,316

Total Foreign Government Securities (identified cost $35,941,861)			$35,444,969

U.S. Treasury Obligations — 37.9%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/9/17(4)		$13,000	$12,997,238
U.S. Treasury Bill, 0.00%, 12/21/17(4)		11,000	10,985,257
U.S. Treasury Bill, 0.00%, 1/11/18(4)		15,000	14,968,673

Total U.S. Treasury Obligations (identified cost $38,949,917)			$38,951,168

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Other — 4.2%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(5)	4,279,715	$4,280,143

Total Other (identified cost $4,280,170)		$4,280,143

Total Short-Term Investments (identified cost $79,171,948)		$78,676,280

Total Purchased Options — 0.0%(6) (identified cost $69,540)		$43,912

Total Investments — 93.4% (identified cost $96,556,308)		$96,133,232

Total Written Options — (0.0)%(6) (premiums received $96,090)		$(43,912)

Other Assets, Less Liabilities — 6.6%		$6,822,317

Net Assets — 100.0%		$102,911,637

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $6,087,875 or 5.9% of the Portfolio’s net assets.
(3)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(6)	Amount is less than 0.05% or (0.05)%, as applicable.

Currency Options Purchased — 0.0%(6)

Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
Call CAD/ Put USD	Citibank, N.A.	USD 2,000,000	CAD 1.31	12/8/17	$43,912

Total					$43,912

Currency Options Written — (0.0)%(6)

Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
Call CAD/ Put USD	Citibank, N.A.	USD 2,000,000	CAD 1.31	12/8/17	$(43,912)

Total					$(43,912)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

PHP	85,855,000	USD	1,672,120	Citibank, N.A.	11/2/17	$—	$(9,069)
PHP	106,000,000	USD	2,051,322	Nomura International PLC	11/2/17	1,947	—
PHP	24,855,000	USD	480,996	UBS AG	11/2/17	456	—
PHP	45,000,000	USD	883,913	UBS AG	11/2/17	—	(12,242)
USD	1,661,474	PHP	85,855,000	Citibank, N.A.	11/2/17	—	(1,577)
USD	2,046,332	PHP	106,000,000	Nomura International PLC	11/2/17	—	(6,937)
USD	870,844	PHP	45,000,000	UBS AG	11/2/17	—	(827)
USD	478,902	PHP	24,855,000	UBS AG	11/2/17	—	(2,551)
AUD	4,500,000	USD	3,555,833	Goldman Sachs International	11/9/17	—	(111,983)
USD	481,952	AUD	608,000	Australia and New Zealand Banking Group Limited	11/9/17	16,650	—
THB	85,400,000	USD	2,560,336	Deutsche Bank AG	11/10/17	10,374	—
UGX	8,471,500,000	USD	2,284,655	Citibank, N.A.	11/13/17	25,760	—
ARS	10,660,000	USD	604,994	BNP Paribas	11/15/17	—	(5,971)

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ARS	7,487,500	USD	398,589	Citibank, N.A.	11/16/17	$21,909	$—
IDR	67,819,537,000	USD	5,043,095	Standard Chartered Bank	11/16/17	—	(48,778)
USD	410,380	IDR	5,543,000,000	Standard Chartered Bank	11/16/17	2,186	—
USD	4,562,384	IDR	62,276,537,000	Standard Chartered Bank	11/16/17	—	(23,739)
COP	6,810,300,000	USD	2,301,244	Standard Chartered Bank	11/17/17	—	(65,679)
COP	7,889,700,000	USD	2,665,980	The Bank of Nova Scotia	11/17/17	—	(76,089)
AUD	438,000	USD	343,429	JPMorgan Chase Bank, N.A.	11/22/17	—	(8,273)
CHF	2,150,000	USD	2,241,330	State Street Bank and Trust Company	11/22/17	—	(83,547)
ILS	11,040,000	USD	3,151,664	Bank of America, N.A.	11/22/17	—	(14,521)
JPY	25,520,000	USD	227,190	State Street Bank and Trust Company	11/22/17	—	(2,566)
MXN	5,700,000	USD	300,659	Societe Generale	11/22/17	—	(4,347)
PLN	820,000	USD	228,240	State Street Bank and Trust Company	11/22/17	—	(2,971)
TRY	1,130,000	USD	304,499	Goldman Sachs International	11/22/17	—	(8,458)
USD	229,171	CAD	286,000	JPMorgan Chase Bank, N.A.	11/22/17	7,444	—
USD	2,230,773	EUR	1,900,000	Barclays Bank PLC	11/22/17	15,270	—
USD	314,025	ILS	1,100,000	Bank of America, N.A.	11/22/17	1,447	—
ZAR	3,100,000	USD	227,330	Goldman Sachs International	11/22/17	—	(8,838)
BRL	1,000,000	USD	314,189	State Street Bank and Trust Company	11/24/17	—	(9,384)
COP	950,000,000	USD	323,102	State Street Bank and Trust Company	11/24/17	—	(11,450)
INR	277,200,000	USD	4,248,921	Citibank, N.A.	11/24/17	24,236	—
INR	14,000,000	USD	216,631	Citibank, N.A.	11/24/17	—	(815)
INR	5,300,000	USD	81,990	Goldman Sachs International	11/24/17	—	(288)
INR	8,200,000	USD	126,813	Goldman Sachs International	11/24/17	—	(407)
INR	3,400,000	USD	52,546	Standard Chartered Bank	11/24/17	—	(134)
INR	9,800,000	USD	151,501	UBS AG	11/24/17	—	(430)
RUB	19,000,000	USD	329,147	State Street Bank and Trust Company	11/24/17	—	(4,829)
USD	4,991,312	EUR	4,220,108	Standard Chartered Bank	11/30/17	68,397	—
USD	904,031	EUR	754,000	Standard Chartered Bank	11/30/17	24,462	—
USD	1,551,761	EUR	1,312,000	Standard Chartered Bank	11/30/17	21,264	—
TRY	10,900,000	USD	3,072,032	Standard Chartered Bank	12/5/17	—	(227,257)
USD	2,988,757	TRY	10,900,000	Standard Chartered Bank	12/5/17	143,982	—
PEN	6,000,000	USD	1,800,720	State Street Bank and Trust Company	12/6/17	42,390	—
PEN	10,060,000	USD	3,071,756	State Street Bank and Trust Company	12/6/17	18,526	—
CAD	1,290,000	USD	1,023,209	Citibank, N.A.	12/11/17	—	(22,910)
ARS	29,079,800	USD	1,613,304	BNP Paribas	12/13/17	—	(6,128)
SGD	3,485,000	USD	2,566,128	Bank of America, N.A.	12/15/17	—	(8,554)
USD	4,959,516	EUR	4,176,452	Deutsche Bank AG	12/15/17	82,862	—
USD	1,946,195	EUR	1,618,000	JPMorgan Chase Bank, N.A.	12/21/17	56,157	—
USD	3,562,582	EUR	2,962,104	Standard Chartered Bank	12/21/17	102,452	—
PLN	12,100,000	EUR	2,845,111	Standard Chartered Bank	12/27/17	509	—
USD	1,634,675	EUR	1,372,212	Standard Chartered Bank	1/11/18	29,593	—
RSD	238,648,825	EUR	1,987,912	Deutsche Bank AG	1/18/18	—	(63)
EUR	460,000	USD	543,679	Standard Chartered Bank	1/19/18	—	(5,363)
USD	3,057,409	EUR	2,586,728	Standard Chartered Bank	1/19/18	30,288	—
NOK	16,363,000	EUR	1,738,309	Deutsche Bank AG	1/22/18	—	(27,024)
PHP	106,000,000	USD	2,026,091	Nomura International PLC	2/2/18	6,738	—
PHP	24,855,000	USD	474,219	UBS AG	2/2/18	2,441	—

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
RUB	202,152,669	USD	3,295,609	Bank of America, N.A.	2/9/18	$116,012	$—
USD	326,052	RUB	20,000,000	Bank of America, N.A.	2/9/18	—	(11,478)
USD	1,344,007	RUB	79,955,000	HSBC Bank USA, N.A.	2/9/18	—	(5,350)
RUB	168,000,000	USD	2,804,042	BNP Paribas	3/29/18	10,961	—
RSD	406,323,188	EUR	3,149,792	Deutsche Bank AG	4/3/18	247,944	—

						$1,132,657	$(840,827)

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 5-Year Treasury Note	11	Short	Dec-17	$(1,289,063)	$13,522
U.S. 10-Year Treasury Note	4	Short	Dec-17	(499,750)	7,566

					$21,088

Abbreviations:

ARPP7DRR	–	Argentina Central Bank 7-day Repo Reference Rate
COF	–	Cost of Funds 11th District

Currency Abbreviations:

AMD	–	Armenian Dram
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen

KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NOK	–	Norwegian Krone
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $92,276,138)	$91,853,089
Affiliated investment, at value (identified cost, $4,280,170)	4,280,143
Cash	4,432,892
Deposits for derivatives collateral — forward foreign currency exchange contracts	489,501
Foreign currency, at value (identified cost, $147,347)	165,399
Interest receivable	563,037
Dividends receivable from affiliated investment	4,744
Receivable for investments sold	2,446,596
Receivable for variation margin on open financial futures contracts	1,083
Receivable for open forward foreign currency exchange contracts	1,132,657
Tax reclaims receivable	2,486
Receivable from affiliate	17,777
Total assets	$105,389,404

Liabilities
Cash collateral due to brokers	$489,501
Written options outstanding, at value (premiums received, $96,090)	43,912
Payable for investments purchased	883,716
Payable for open forward foreign currency exchange contracts	840,827
Payable to affiliates:
Investment adviser fee	54,578
Trustees’ fees	559
Accrued expenses	164,674
Total liabilities	$2,477,767
Net Assets applicable to investors’ interest in Portfolio	$102,911,637

Sources of Net Assets
Investors’ capital	$102,955,195
Net unrealized depreciation	(43,558)
Total	$102,911,637

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $61,230)	$4,293,034
Dividends from affiliated investment	67,774
Total investment income	$4,360,808

Expenses
Investment adviser fee	$714,395
Trustees’ fees and expenses	7,125
Custodian fee	132,536
Legal and accounting services	183,975
Miscellaneous	24,405
Total expenses	$1,062,436
Deduct —
Allocation of expenses to affiliate	$150,675
Total expense reductions	$150,675

Net expenses	$911,761

Net investment income	$3,449,047

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $32,414)	$62,316
Investment transactions — affiliated investment	(105)
Written options	128,500
Financial futures contracts	26,424
Foreign currency transactions	282,395
Forward foreign currency exchange contracts	2,185,776
Net realized gain	$2,685,306
Change in unrealized appreciation (depreciation) —
Investments	$3,006,743
Investments — affiliated investment	(314)
Written options	(9,195)
Financial futures contracts	6,940
Foreign currency	85,288
Forward foreign currency exchange contracts	420,015
Net change in unrealized appreciation (depreciation)	$3,509,477

Net realized and unrealized gain	$6,194,783

Net increase in net assets from operations	$9,643,830

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$3,449,047	$5,517,184
Net realized gain (loss)	2,685,306	(15,408,564)
Net change in unrealized appreciation (depreciation)	3,509,477	15,080,767
Net increase in net assets from operations	$9,643,830	$5,189,387
Capital transactions —
Contributions	$10,334,842	$17,940,662
Withdrawals	(55,782,953)	(121,664,915)
Net decrease in net assets from capital transactions	$(45,448,111)	$(103,724,253)

Net decrease in net assets	$(35,804,281)	$(98,534,866)

Net Assets
At beginning of year	$138,715,918	$237,250,784
At end of year	$102,911,637	$138,715,918

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017		2016		2015		2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.80	%(2)	0.81	%(2)(3)	0.81	%(2)(3)	0.83%	0.83%
Net investment income	3.02%		3.17%		3.56%		3.49%	3.20%
Portfolio Turnover	29%		38%		23%		42%	21%

Total Return	9.09	%(2)	3.25	%(2)	(5.84	)%(2)	0.90%	(0.35)%

Net assets, end of year (000’s omitted)	$102,912		$138,716		$237,251		$607,664	$1,002,404

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	The investment adviser reimbursed certain operating expenses (equal to 0.13%, 0.08% and 0.04% of average daily net assets for the years ended October 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Diversified Currency Income Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

28

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a

29

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $714,395 or 0.625% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $150,675 of the Portfolio’s operating expenses for the year ended October 31, 2017. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$9,543,955	$53,610,588
U.S. Government and Agency Securities	—	663,096

	$9,543,955	$54,273,684

Included in purchases are the cost of securities purchased by the Portfolio from investment companies or accounts advised by EVM or its affiliates of $641,209. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$97,250,388

Gross unrealized appreciation	$960,040
Gross unrealized depreciation	(1,866,872)

Net unrealized depreciation	$(906,832)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the

30

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $884,739. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $51,900 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$43,912	$—	$43,912
Net unrealized depreciation*	—	21,088	21,088
Receivable for open forward foreign currency exchange contracts	1,132,657	—	1,132,657

Total Asset Derivatives	$1,176,569	$21,088	$1,197,657

Derivatives not subject to master netting or similar agreements	$—	$21,088	$21,088

Total Asset Derivatives subject to master netting or similar agreements	$1,176,569	$—	$1,176,569

31

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$(43,912)	$—	$(43,912)
Payable for open forward foreign currency exchange contracts	(840,827)	—	(840,827)

Total Liability Derivatives	$(884,739)	$—	$(884,739)

Total Liability Derivatives subject to master netting or similar agreements	$(884,739)	$—	$(884,739)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$16,650	$—	$—	$—	$16,650
Bank of America, N.A.	117,459	(34,553)	(19,645)	—	63,261
Barclays Bank PLC	15,270	—	—	—	15,270
BNP Paribas	10,961	(10,961)	—	—	—
Citibank, N.A.	115,817	(78,283)	—	(37,534)	—
Deutsche Bank AG	341,180	(27,087)	—	(280,000)	34,093
JPMorgan Chase Bank, N.A.	63,601	(8,273)	—	(55,328)	—
Nomura International PLC	8,685	(6,937)	—	—	1,748
Standard Chartered Bank	423,133	(370,950)	—	(52,183)	—
State Street Bank and Trust Company	60,916	(60,916)	—	—	—
UBS AG	2,897	(2,897)	—	—	—

	$1,176,569	$(600,857)	$(19,645)	$(425,045)	$131,022

32

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(34,553)	$34,553	$—	$—	$—
BNP Paribas	(12,099)	10,961	1,138	—	—
Citibank, N.A.	(78,283)	78,283	—	—	—
Deutsche Bank AG	(27,087)	27,087	—	—	—
Goldman Sachs International	(129,974)	—	39,916	—	(90,058)
HSBC Bank USA, N.A.	(5,350)	—	—	—	(5,350)
JPMorgan Chase Bank, N.A.	(8,273)	8,273	—	—	—
Nomura International PLC	(6,937)	6,937	—	—	—
Societe Generale	(4,347)	—	—	—	(4,347)
Standard Chartered Bank	(370,950)	370,950	—	—	—
State Street Bank and Trust Company	(114,747)	60,916	—	—	(53,831)
The Bank of Nova Scotia	(76,089)	—	—	—	(76,089)
UBS AG	(16,050)	2,897	—	—	(13,153)

	$(884,739)	$600,857	$41,054	$—	$(242,828)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Statement of Operations Caption	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(8,678)	$—
Written options	128,500	—
Financial futures contracts	—	26,424

Forward foreign currency exchange contracts	2,185,776	—

Total	$2,305,598	$26,424

Change in unrealized appreciation (depreciation) —
Investments	$35,324	$—
Written options	(9,195)	—
Financial futures contracts	—	6,940

Forward foreign currency exchange contracts	420,015	—

Total	$446,144	$6,940

33

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$1,804,000	$125,815,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $8,284,000 and $5,426,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

International Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$12,821,024	$—	$12,821,024
Foreign Corporate Bonds	—	1,384,846	—	1,384,846
Collateralized Mortgage Obligations	—	541,085	—	541,085
Mortgage Pass-Throughs	—	2,666,085	—	2,666,085
Short-Term Investments —
Foreign Government Securities	—	35,444,969	—	35,444,969
U.S. Treasury Obligations	—	38,951,168	—	38,951,168
Other	—	4,280,143	—	4,280,143
Currency Options Purchased	—	43,912	—	43,912

Total Investments	$—	$96,133,232	$—	$96,133,232

Forward Foreign Currency Exchange Contracts	$—	$1,132,657	$—	$1,132,657
Futures Contracts	21,088	—	—	21,088

Total	$21,088	$97,265,889	$—	$97,286,977

Liability Description

Currency Options Written	$—	$(43,912)	$—	$(43,912)
Forward Foreign Currency Exchange Contracts	—	(840,827)	—	(840,827)

Total	$—	$(884,739)	$—	$(884,739)

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

International Income Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

36

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

38

Eaton Vance

Diversified Currency Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.17

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 49

Federal Tax Information	18

Management and Organization	50

Important Notices	53

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.75%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (the Index),2 returned 5.18% during the period.

Positioning in Eastern Europe had the largest positive impact on relative results, led by investments in Serbia, Turkey and Russia. Out-of-Index exposure to local-currency bonds in Serbia added value as the country continued to make progress on economic reforms and move toward a budget surplus. Underweights in the Turkish lira early and late in the period were helpful, as was an overweight in the lira during the spring and summer, when political uncertainty in Turkey subsided and the economy improved. The Fund was overweight in local duration8 in Russia, and this exposure boosted relative results amid the central bank’s easing of monetary policy.

The Middle East and Africa region (MEA) made the second-largest contribution to Fund performance versus the Index, followed by Latin America. In MEA, top-performing positions included underweight local duration exposure in South Africa and out-of-Index investments in the local-currency bonds of Egypt, Zambia and Uganda. Out-of-Index holdings in the sovereign credit of the Dominican Republic, Ecuador and El Salvador were a key source of relative strength in Latin America, and an overweight in local duration exposure in Argentina was another plus. While Latin America made a positive contribution to relative results overall, positioning in Mexico subtracted a significant amount from Fund performance versus the Index. This was primarily due to an overweight in local duration, which was impacted by concerns about the lack of clarity around the future of NAFTA.

The Fund’s holdings in Asia performed broadly in line with the Index. The negative impact of positions that lagged, such as underweights in the Thai baht and Malaysian ringgit, offset the positive impact of positions that outperformed, such as an out-of-Index investment in the local-currency bonds of Sri Lanka. Sri Lanka made progress on economic reforms and entered into an infrastructure-development agreement with China that would help Sri Lanka repay foreign loans.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	7.75%	–0.16%	3.55%
Class A with 4.75% Maximum Sales Charge	—	—	2.62	–1.13	3.05
Class C at NAV	08/03/2010	06/27/2007	7.01	–0.85	3.05
Class C with 1% Maximum Sales Charge	—	—	6.02	–0.85	3.05
Class I at NAV	11/30/2009	06/27/2007	8.07	0.14	3.77
JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified	—	—	5.18%	–1.58%	3.07%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.38%	2.08%	1.08%
Net			1.25	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$13,505	N.A.
Class I	$250,000	10/31/2007	$361,915	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Dominican Republic	9.6%	Kazakhstan	3.9%

Mexico	9.6	Peru	3.0

Indonesia	8.9	Nigeria	3.0

Colombia	8.4	Georgia	2.7

Egypt	8.1	Philippines	2.6

Serbia	7.7	Hungary	2.5

Thailand	7.6	India	2.3

Brazil	7.5	Uganda	2.2

Russia	7.2	Romania	2.2

Sri Lanka	7.0	Other	0.7	*

Poland	6.9	Euro	-13.3

Turkey	5.9	Total Long	133.7

Czech Republic	4.9	Total Short	–13.3

Uruguay	4.7	Total Net	120.4

Argentina	4.6

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	JPMorgan Government Bond Index: Emerging Market (JPM GBI- EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges.If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,044.30	$6.44	1.25%
Class C	$1,000.00	$1,042.20	$10.04	1.95%
Class I	$1,000.00	$1,045.80	$4.95	0.96%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.40	$9.91	1.95%
Class I	$1,000.00	$1,020.40	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $553,866,849)	$541,264,887
Receivable for Fund shares sold	3,199,808
Total assets	$544,464,695

Liabilities
Payable for Fund shares redeemed	$455,746
Payable to affiliates:
Distribution and service fees	58,558
Trustees’ fees	43
Accrued expenses	130,181
Total liabilities	$644,528
Net Assets	$543,820,167

Sources of Net Assets
Paid-in capital	$576,112,217
Accumulated net realized loss from Portfolio	(19,690,088)
Net unrealized depreciation from Portfolio	(12,601,962)
Total	$543,820,167

Class A Shares
Net Assets	$87,389,607
Shares Outstanding	13,848,754
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.31
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.62

Class C Shares
Net Assets	$41,754,166
Shares Outstanding	6,548,110
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.38

Class I Shares
Net Assets	$414,676,394
Shares Outstanding	65,734,542
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.31
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest allocated from Portfolio (net of foreign taxes, $919,015)	$24,279,479
Dividends allocated from Portfolio	492,841
Miscellaneous income	7,768
Expenses, excluding interest expense, allocated from Portfolio	(2,944,398)
Interest expense allocated from Portfolio	(61,073)
Total investment income	$21,774,617

Expenses
Distribution and service fees
Class A	$249,236
Class C	359,958
Trustees’ fees and expenses	500
Custodian fee	25,835
Transfer and dividend disbursing agent fees	277,421
Legal and accounting services	40,080
Printing and postage	107,984
Registration fees	83,912
Miscellaneous	12,516
Total expenses	$1,157,442

Net investment income	$20,617,175

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $190,209)	$(1,393,629)
Securities sold short	(182,106)
Financial futures contracts	273,967
Swap contracts	4,941,141
Foreign currency transactions	(779,472)
Forward foreign currency exchange contracts	7,680,986
Non-deliverable bond forward contracts	544,637
Net realized gain	$11,085,524
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $111,607)	$4,032,554
Written options	192,303
Securities sold short	(138,335)
Financial futures contracts	(6,405)
Swap contracts	(6,548,338)
Foreign currency	(258,825)
Forward foreign currency exchange contracts	(2,117,078)
Non-deliverable bond forward contracts	(76,232)
Net change in unrealized appreciation (depreciation)	$(4,920,356)

Net realized and unrealized gain	$6,165,168

Net increase in net assets from operations	$26,782,343

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$20,617,175	$13,568,828
Net realized gain (loss)	11,085,524	(14,341,188)
Net change in unrealized appreciation (depreciation)	(4,920,356)	35,478,713
Net increase in net assets from operations	$26,782,343	$34,706,353
Distributions to shareholders —
From net investment income
Class A	$(6,640,342)	$(849,898)
Class C	(2,655,271)	(368,280)
Class I	(21,070,933)	(1,537,786)
Tax return of capital
Class A	(731,509)	(7,083,262)
Class C	(297,736)	(2,681,279)
Class I	(2,526,180)	(13,732,063)
Total distributions to shareholders	$(33,921,971)	$(26,252,568)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$48,913,118	$29,255,717
Class C	15,757,435	8,081,042
Class I	301,268,525	84,455,314
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,844,699	7,392,303
Class C	2,719,594	2,715,027
Class I	20,236,212	13,082,550
Cost of shares redeemed
Class A	(53,094,940)	(23,878,097)
Class C	(10,479,821)	(11,995,599)
Class I	(66,357,119)	(52,936,208)
Net increase in net assets from Fund share transactions	$265,807,703	$56,172,049

Net increase in net assets	$258,668,075	$64,625,834

Net Assets
At beginning of year	$285,152,092	$220,526,258
At end of year	$543,820,167	$285,152,092

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$6.400	$6.150		$8.220		$8.950		$9.970

Income (Loss) From Operations
Net investment income(1)	$0.343	$0.346		$0.392		$0.442		$0.469
Net realized and unrealized gain (loss)	0.124	0.573		(1.772)		(0.482)		(0.799)

Total income (loss) from operations	$0.467	$0.919		$(1.380)		$(0.040)		$(0.330)

Less Distributions
From net investment income	$(0.502)	$(0.078)		$—		$(0.051)		$(0.109)
Tax return of capital	(0.055)	(0.591)		(0.690)		(0.639)		(0.581)

Total distributions	$(0.557)	$(0.669)		$(0.690)		$(0.690)		$(0.690)

Net asset value — End of year	$6.310	$6.400		$6.150		$8.220		$8.950

Total Return(2)	7.75%	15.94	%(3)	(17.38	)%(3)	(0.39	)%(3)	(3.51	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,390	$86,313		$70,943		$119,340		$200,340
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.26%	1.30	%(3)	1.32	%(3)	1.31	%(3)	1.39	%(3)
Net investment income	5.45%	5.56%		5.52%		5.17%		4.84%
Portfolio Turnover of the Portfolio	40%	73%		47%		97%		27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06% and 0.02% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07%, 0.06% and 0.14% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$6.470	$6.190		$8.240		$8.960		$9.980

Income (Loss) From Operations
Net investment income(1)	$0.302	$0.305		$0.344		$0.382		$0.400
Net realized and unrealized gain (loss)	0.126	0.579		(1.775)		(0.483)		(0.799)

Total income (loss) from operations	$0.428	$0.884		$(1.431)		$(0.101)		$(0.399)

Less Distributions
From net investment income	$(0.467)	$(0.070)		$—		$(0.046)		$(0.099)
Tax return of capital	(0.051)	(0.534)		(0.619)		(0.573)		(0.522)

Total distributions	$(0.518)	$(0.604)		$(0.619)		$(0.619)		$(0.621)

Net asset value — End of year	$6.380	$6.470		$6.190		$8.240		$8.960

Total Return(2)	7.01%	15.13	%(3)	(17.91	)%(3)	(1.09	)%(3)	(4.20	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$41,754	$34,379		$34,362		$60,083		$87,604
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.96%	2.00	%(3)	2.02	%(3)	2.01	%(3)	2.09	%(3)
Net investment income	4.74%	4.87%		4.82%		4.47%		4.13%
Portfolio Turnover of the Portfolio	40%	73%		47%		97%		27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06% and 0.02% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07%, 0.06% and 0.14% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$6.400	$6.160		$8.240		$8.990		$10.010

Income (Loss) From Operations
Net investment income(1)	$0.363	$0.364		$0.414		$0.467		$0.497
Net realized and unrealized gain (loss)	0.123	0.576		(1.771)		(0.494)		(0.795)

Total income (loss) from operations	$0.486	$0.940		$(1.357)		$(0.027)		$(0.298)

Less Distributions
From net investment income	$(0.519)	$(0.082)		$—		$(0.054)		$(0.114)
Tax return of capital	(0.057)	(0.618)		(0.723)		(0.669)		(0.608)

Total distributions	$(0.576)	$(0.700)		$(0.723)		$(0.723)		$(0.722)

Net asset value — End of year	$6.310	$6.400		$6.160		$8.240		$8.990

Total Return(2)	8.07%	16.32	%(3)	(17.08	)%(3)	(0.24	)%(3)	(3.17	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$414,676	$164,460		$115,221		$169,911		$231,496
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	0.96%	1.00	%(3)	1.02	%(3)	1.01	%(3)	1.09	%(3)
Net investment income	5.72%	5.84%		5.81%		5.46%		5.13%
Portfolio Turnover of the Portfolio	40%	73%		47%		97%		27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06% and 0.02% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07%, 0.06% and 0.14% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.7% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$30,366,546	$2,755,964
Tax return of capital	$3,555,425	$23,496,604

During the year ended October 31, 2017, accumulated net realized loss was increased by $9,729,924, accumulated distributions in excess of net investment income was decreased by $9,749,371 and paid-in capital was decreased by $19,447 due to differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(19,072,410)
Net unrealized depreciation	$(13,219,640)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $19,072,410 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $3,523,874 are short-term and $15,548,536 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $6,752 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $102,020 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $249,236 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $269,969 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $89,989 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $8,000 and $10,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $255,700,238 and $27,502,688, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	7,753,805	4,650,112
Issued to shareholders electing to receive payments of distributions in Fund shares	1,095,156	1,196,666
Redemptions	(8,488,042)	(3,896,387)

Net increase	360,919	1,950,391

	Year Ended October 31,
Class C	2017	2016

Sales	2,458,083	1,265,919
Issued to shareholders electing to receive payments of distributions in Fund shares	429,413	436,211
Redemptions	(1,656,065)	(1,940,265)

Net increase (decrease)	1,231,431	(238,135)

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2017	2016

Sales	47,393,072	13,511,415
Issued to shareholders electing to receive payments of distributions in Fund shares	3,209,970	2,118,689
Redemptions	(10,577,647)	(8,630,247)

Net increase	40,025,395	6,999,857

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2017, the Fund paid foreign taxes of $919,015 and recognized foreign source income of $24,915,772.

18

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments

Foreign Government Bonds — 65.9%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.2%
Albania Government Bond, 8.80%, 10/23/25	ALL	27,500	$274,245
Albania Government Bond, 8.93%, 4/23/25	ALL	30,875	310,002
Republic of Albania, 5.75%, 11/12/20(1)	EUR	300	394,059

Total Albania			$978,306

Argentina — 1.3%
Argentina POM Politica Monetaria, 27.146%, (ARPP7DRR), 6/21/20(2)	ARS	60,320	$3,674,746
Republic of Argentina, 15.50%, 10/17/26	ARS	78,634	4,631,176

Total Argentina			$8,305,922

Azerbaijan — 0.0%(3)
Republic of Azerbaijan, 5.125%, 9/1/29(4)	USD	156	$156,214

Total Azerbaijan			$156,214

Barbados — 0.6%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	3,841	$3,111,210
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	787	637,470

Total Barbados			$3,748,680

Bosnia and Herzegovina — 0.6%
Republic of Srpska, 1.50%, 6/30/23	BAM	195	$106,235
Republic of Srpska, 1.50%, 10/30/23	BAM	619	341,217
Republic of Srpska, 1.50%, 12/15/23	BAM	34	18,416
Republic of Srpska, 1.50%, 5/31/25	BAM	4,450	2,411,561
Republic of Srpska, 1.50%, 6/9/25	BAM	427	227,557
Republic of Srpska, 1.50%, 12/24/25	BAM	523	279,008
Republic of Srpska, 1.50%, 9/25/26	BAM	325	170,270
Republic of Srpska, 1.50%, 9/26/27	BAM	109	56,084

Total Bosnia and Herzegovina			$3,610,348

Brazil — 0.3%
Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	$1,609,991

Total Brazil			$1,609,991

Colombia — 0.6%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$2,218,854
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,390,829

Total Colombia			$3,609,683

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.0%(3)
Titulo Propiedad UD, 1.00%, 1/12/22(5)	CRC	62,982	$90,704

Total Costa Rica			$90,704

Dominican Republic — 8.1%
Dominican Republic, 9.04%, 1/23/18(1)	USD	111	$113,546
Dominican Republic, 9.04%, 1/23/18(4)	USD	372	378,647
Dominican Republic, 10.375%, 3/4/22(1)	DOP	1,152,300	25,182,644
Dominican Republic, 10.40%, 5/10/19(1)	DOP	279,000	5,981,231
Dominican Republic, 14.00%, 6/8/18(1)	DOP	13,400	288,292
Dominican Republic, 15.00%, 4/5/19(1)	DOP	409,000	9,313,532
Dominican Republic, 15.95%, 6/4/21(1)	DOP	322,600	8,178,019
Dominican Republic, 16.00%, 7/10/20(1)	DOP	9,900	242,424
Dominican Republic, 16.95%, 2/4/22(1)	DOP	3,600	95,166

Total Dominican Republic			$49,773,501

Ecuador — 1.0%
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	5,615	$6,120,350

Total Ecuador			$6,120,350

El Salvador — 1.0%
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	4,680	$4,873,050
Republic of El Salvador, 8.625%, 2/28/29(1)	USD	985	1,117,975

Total El Salvador			$5,991,025

Fiji — 0.4%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	2,581	$2,584,358

Total Fiji			$2,584,358

Georgia — 1.9%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	210	$80,106
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	2,258	869,243
Georgia Treasury Bond, 10.25%, 4/16/20	GEL	130	52,919
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	2,934	1,250,379
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	13,875	5,994,159
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	3,580	1,401,001
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	5,422	2,424,839

Total Georgia			$12,072,646

India — 2.2%
India Government Bond, 7.88%, 3/19/30	INR	640,580	$10,411,573
India Government Bond, 7.95%, 8/28/32	INR	191,000	3,108,949

Total India			$13,520,522

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia — 9.7%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$2,357,468
Indonesia Government Bond, 7.50%, 8/15/32	IDR	50,372,000	3,792,060
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	369,768
Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	931,134
Indonesia Government Bond, 8.25%, 5/15/36	IDR	325,571,000	25,985,667
Indonesia Government Bond, 8.375%, 3/15/24	IDR	43,330,000	3,466,838
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,143,594
Indonesia Government Bond, 8.75%, 5/15/31	IDR	114,246,000	9,476,627
Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	2,578,901
Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	4,425,454
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	507,872
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,923,884
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	774,322
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	2,033,370

Total Indonesia			$59,766,959

Macedonia — 1.0%
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	4,871	$6,055,132

Total Macedonia			$6,055,132

Mexico — 1.2%
Mexican Bonos, 7.75%, 11/13/42	MXN	37,000	$1,972,188
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	2,221,393
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	2,080,174
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,443,709

Total Mexico			$7,717,464

Peru — 3.2%
Peru Government Bond, 5.20%, 9/12/23	PEN	47,439	$15,184,158
Peru Government Bond, 6.15%, 8/12/32(1)(4)	PEN	6,029	1,948,598
Peru Government Bond, 6.35%, 8/12/28	PEN	1,462	484,098
Peru Government Bond, 8.20%, 8/12/26	PEN	5,312	2,006,293

Total Peru			$19,623,147

Russia — 6.8%
Russia Government Bond, 7.70%, 3/23/33	RUB	458,815	$7,865,288
Russia Government Bond, 7.75%, 9/16/26	RUB	550,632	9,625,797
Russia Government Bond, 8.15%, 2/3/27	RUB	1,210,000	21,621,508
Russia Government Bond, 8.50%, 9/17/31	RUB	173,092	3,209,957

Total Russia			$42,322,550

Security		Principal Amount (000’s omitted)	Value

Serbia — 7.6%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	2,774,150	$28,253,423
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	1,010,135
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	1,508,250	17,720,850

Total Serbia			$46,984,408

Seychelles — 0.3%
Republic of Seychelles, 7.00% to 1/1/18, 1/1/26(1)(6)	USD	1,670	$1,747,748

Total Seychelles			$1,747,748

South Africa — 1.0%
Republic of South Africa, 10.50%, 12/21/26	ZAR	80,000	$6,135,281

Total South Africa			$6,135,281

Sri Lanka — 7.0%
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	386,000	$2,474,827
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	54,000	346,679
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	429,690	2,779,410
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	677,910	4,396,436
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	27,000	178,507
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	432,000	2,852,409
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	845,000	5,614,331
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	550,340	3,682,221
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	38,000	255,543
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	445,800	3,000,666
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	55,000	366,962
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	45,000	305,329
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	142,000	974,584
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	1,415,000	9,689,929
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	21,000	145,426
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	850,240	5,905,605

Total Sri Lanka			$42,968,864

Suriname — 1.2%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	6,808	$7,412,210

Total Suriname			$7,412,210

Tanzania — 1.0%
United Republic of Tanzania, 7.452%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(2)	USD	6,059	$6,375,617

Total Tanzania			$6,375,617

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Thailand — 2.4%
Thailand Government Bond, 1.25%, 3/12/28(1)(5)	THB	499,131	$14,643,652

Total Thailand			$14,643,652

Turkey — 4.3%
Turkey Government Bond, 10.70%, 8/17/22	TRY	89,000	$22,516,574
Turkey Government Bond, 11.00%, 2/24/27	TRY	16,200	4,150,835

Total Turkey			$26,667,409

Uruguay — 1.0%
Republic of Uruguay, 8.50%, 3/15/28(1)	UYU	176,730	$6,175,526

Total Uruguay			$6,175,526

Total Foreign Government Bonds (identified cost $410,339,304)			$406,768,217

Foreign Corporate Bonds — 1.9%

Security		Principal Amount (000’s omitted)	Value

Argentina — 1.3%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(1)(2)	ARS	100,923	$5,734,564
YPF SA, 25.458%, (Badlar + 4.00%), 7/7/20(1)(2)	USD	2,550	2,444,762

Total Argentina			$8,179,326

Colombia — 0.1%
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$237,276

Total Colombia			$237,276

Georgia — 0.3%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	3,220	$1,239,207
Bank of Georgia JSC, 11.00%, 6/1/20(1)	GEL	1,625	629,407

Total Georgia			$1,868,614

Mexico — 0.2%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$305,183
Petroleos Mexicanos, 7.19%, 9/12/24(4)	MXN	10,630	498,137
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	300,092

Total Mexico			$1,103,412

Total Foreign Corporate Bonds (identified cost $13,137,111)			$11,388,628

Sovereign Loans — 1.2%

Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.8%
Government of Barbados, Term Loan, 11.44%, (3 mo. USD LIBOR + 10.00%), Maturing December 20, 2019(2)(7)		$4,700	$4,720,455

Total Barbados			$4,720,455

Ethiopia — 0.3%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.21%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(7)		$2,133	$2,097,026

Total Ethiopia			$2,097,026

Kenya — 0.1%
Government of Kenya, Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$730	$730,000

Total Kenya			$730,000

Total Sovereign Loans (identified cost $7,386,911)			$7,547,481

Short-Term Investments — 29.3%

Foreign Government Securities — 19.6%

Security		Principal Amount (000’s omitted)	Value

Czech Republic — 1.1%
Czech Republic Ministry of Finance Bill, 0.00%, 11/3/17	CZK	109,000	$4,948,012
Czech Republic Ministry of Finance Bill, 0.00%, 12/1/17	CZK	35,000	1,589,367

Total Czech Republic			$6,537,379

Egypt — 8.1%
Egypt Treasury Bill, 0.00%, 11/7/17	EGP	39,550	$2,240,075
Egypt Treasury Bill, 0.00%, 11/14/17	EGP	161,975	9,141,105
Egypt Treasury Bill, 0.00%, 11/21/17	EGP	22,975	1,291,968
Egypt Treasury Bill, 0.00%, 11/28/17	EGP	5,500	308,187
Egypt Treasury Bill, 0.00%, 12/5/17	EGP	4,425	247,202
Egypt Treasury Bill, 0.00%, 12/12/17	EGP	8,825	491,281
Egypt Treasury Bill, 0.00%, 1/9/18	EGP	27,525	1,512,871
Egypt Treasury Bill, 0.00%, 1/16/18	EGP	26,700	1,462,567
Egypt Treasury Bill, 0.00%, 1/23/18	EGP	64,450	3,518,570

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 2/6/18	EGP	7,700	$418,631
Egypt Treasury Bill, 0.00%, 2/13/18	EGP	9,000	484,538
Egypt Treasury Bill, 0.00%, 2/20/18	EGP	6,375	344,247
Egypt Treasury Bill, 0.00%, 3/6/18	EGP	8,800	471,992
Egypt Treasury Bill, 0.00%, 3/13/18	EGP	20,650	1,103,845
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	127,225	6,732,712
Egypt Treasury Bill, 0.00%, 4/10/18	EGP	77,075	4,065,193
Egypt Treasury Bill, 0.00%, 4/17/18	EGP	116,975	6,149,137
Egypt Treasury Bill, 0.00%, 4/24/18	EGP	101,275	5,280,851
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	52,800	2,744,669
Egypt Treasury Bill, 0.00%, 5/29/18	EGP	34,950	1,795,412

Total Egypt			$49,805,053

Georgia — 0.3%
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	1,180	$444,150
Georgia Treasury Bill, 0.00%, 7/19/18	GEL	4,714	1,718,172

Total Georgia			$2,162,322

Kazakhstan — 3.4%
National Bank of Kazakhstan Note, 0.00%, 11/1/17	KZT	944,564	$2,819,221
National Bank of Kazakhstan Note, 0.00%, 11/22/17	KZT	2,541,958	7,546,631
National Bank of Kazakhstan Note, 0.00%, 12/15/17	KZT	216,900	640,254
National Bank of Kazakhstan Note, 0.00%, 1/19/18	KZT	196,395	574,786
National Bank of Kazakhstan Note, 0.00%, 11/24/17	KZT	1,524,137	4,522,632
National Bank of Kazakhstan Note, 0.00%, 1/5/18	KZT	1,651,908	4,851,074

Total Kazakhstan			$20,954,598

Nigeria — 3.0%
Nigeria Treasury Bill, 0.00%, 3/15/18	NGN	251,270	$652,431
Nigeria Treasury Bill, 0.00%, 4/5/18	NGN	703,160	1,805,391
Nigeria Treasury Bill, 0.00%, 4/12/18	NGN	1,680,380	4,299,829
Nigeria Treasury Bill, 0.00%, 4/19/18	NGN	1,256,340	3,203,920
Nigeria Treasury Bill, 0.00%, 5/3/18	NGN	1,528,960	3,872,195
Nigeria Treasury Bill, 0.00%, 7/5/18	NGN	623,630	1,531,551
Nigeria Treasury Bill, 0.00%, 7/12/18	NGN	226,780	555,118
Nigeria Treasury Bill, 0.00%, 7/19/18	NGN	285,320	696,135
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	68,260	164,398
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	358,510	853,231
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	341,300	809,694

Total Nigeria			$18,443,893

Uruguay — 3.7%
Banco Central Del Uruguay, 0.00%, 4/27/18	UYU	142,628	$4,693,852
Uruguay Treasury Bill, 0.00%, 12/14/17	UYU	14,599	495,230

Security		Principal Amount (000’s omitted)	Value

Uruguay (continued)
Uruguay Treasury Bill, 0.00%, 12/22/17	UYU	61,317	$2,075,385
Uruguay Treasury Bill, 0.00%, 2/8/18	UYU	63,216	2,116,046
Uruguay Treasury Bill, 0.00%, 4/5/18	UYU	222,529	7,367,151
Uruguay Treasury Bill, 0.00%, 5/4/18	UYU	5,840	190,114
Uruguay Treasury Bill, 0.00%, 6/1/18	UYU	32,671	1,065,278
Uruguay Treasury Bill, 0.00%, 6/29/18	UYU	11,428	370,255
Uruguay Treasury Bill, 0.00%, 8/24/18	UYU	72,000	2,301,755
Uruguay Treasury Bill, 0.00%, 9/21/18	UYU	5,833	185,301
Uruguay Treasury Bill, 0.00%, 10/19/18	UYU	70,996	2,239,367

Total Uruguay			$23,099,734

Total Foreign Government Securities (identified cost $120,991,458)			$121,002,979

U.S. Treasury Obligations — 3.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/21/17(8)		$11,800	$11,784,184
U.S. Treasury Bill, 0.00%, 1/11/18(8)		7,000	6,985,381

Total U.S. Treasury Obligations (identified cost $18,768,851)			$18,769,565

Other — 6.7%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(9)		41,262,030	$41,266,156

Total Other (identified cost $41,267,879)			$41,266,156

Total Short-Term Investments (identified cost $181,028,188)			$181,038,700

Total Purchased Options — 0.1% (identified cost $742,728)			$283,227

Total Investments — 98.4% (identified cost $612,634,242)			$607,026,253

Total Written Options — (0.0)%(3) (premiums received $217,597)			$(5,397)

Other Assets, Less Liabilities — 1.6%			$10,160,608

Net Assets — 100.0%			$617,181,464

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $108,824,866 or 17.6% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(3)	Amount is less than 0.05% or (0.05)%, as applicable.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $15,794,548 or 2.6% of the Portfolio’s net assets.

(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2017.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Currency Options Purchased — 0.1%

Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Value

Call HUF/Put EUR	Deutsche Bank AG	EUR 17,050,000	HUF 310.20	5/30/18	$266,689
Put COP/Call USD	Goldman Sachs International	USD 4,300,000	COP 3,175.00	11/16/17	7,134
Put IDR/Call USD	BNP Paribas	USD 4,300,000	IDR 14,130.00	11/16/17	1,393
Put MXN/Call USD	Citibank, N.A.	USD 8,600,000	MXN 20.70	11/16/17	3,492
Put TRY/Call USD	Citibank, N.A.	USD 4,300,000	TRY 4.03	11/17/17	4,519

Total					$283,227

Currency Options Written — (0.0)%(3)

Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Value
Call COP/Put USD	Goldman Sachs International	USD 4,300,000	COP 2,785.00	11/16/17	$(486)
Call MXN/Put USD	Citibank, N.A.	USD 8,600,000	MXN 18.20	11/16/17	(3,526)
Call TRY/Put USD	Citibank, N.A.	USD 4,300,000	TRY 3.54	11/17/17	(1,385)

Total					$(5,397)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	1,422,777	HUF	442,000,000	BNP Paribas	11/2/17	$3,805	$—
HUF	442,000,000	EUR	1,445,163	JPMorgan Chase Bank, N.A.	11/2/17	—	(29,881)
PHP	741,074,000	USD	14,433,226	Citibank, N.A.	11/2/17	—	(78,282)
PHP	689,500,000	USD	13,343,267	Nomura International PLC	11/2/17	12,665	—
PHP	110,000,000	USD	2,152,221	Standard Chartered Bank	11/2/17	—	(21,470)
PHP	161,574,000	USD	3,126,795	UBS AG	11/2/17	2,968	—
USD	14,341,332	PHP	741,074,000	Citibank, N.A.	11/2/17	—	(13,612)
USD	13,310,811	PHP	689,500,000	Nomura International PLC	11/2/17	—	(45,121)
USD	2,128,730	PHP	110,000,000	Standard Chartered Bank	11/2/17	—	(2,021)
USD	3,113,179	PHP	161,574,000	UBS AG	11/2/17	—	(16,584)
USD	4,149,593	ZAR	56,818,302	State Street Bank and Trust Company	11/2/17	130,970	—
ZAR	44,184,000	USD	3,319,812	Credit Agricole Corporate and Investment Bank	11/2/17	—	(194,783)
ZAR	12,634,302	USD	949,292	Credit Agricole Corporate and Investment Bank	11/2/17	—	(55,698)
BRL	126,911,925	USD	38,729,264	Credit Agricole Corporate and Investment Bank	11/3/17	66,299	—
BRL	119,315,167	USD	37,320,978	Credit Agricole Corporate and Investment Bank	11/3/17	—	(847,660)
BRL	7,596,758	USD	2,422,436	State Street Bank and Trust Company	11/3/17	—	(100,191)
USD	38,870,421	BRL	126,911,925	Credit Agricole Corporate and Investment Bank	11/3/17	74,858	—

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	36,410,988	BRL	119,315,167	Credit Agricole Corporate and Investment Bank	11/3/17	$—	$(62,331)
USD	2,318,276	BRL	7,596,758	State Street Bank and Trust Company	11/3/17	—	(3,969)
CZK	76,845,000	EUR	2,993,257	JPMorgan Chase Bank, N.A.	11/6/17	1,655	—
TRY	21,594,205	USD	5,707,528	Goldman Sachs International	11/8/17	—	(26,801)
TRY	14,285,000	USD	3,941,500	Goldman Sachs International	11/8/17	—	(183,585)
TRY	30,048,317	USD	8,341,016	Goldman Sachs International	11/8/17	—	(436,289)
USD	24,233,850	TRY	89,459,258	BNP Paribas	11/8/17	700,053	—
USD	7,772,430	TRY	28,000,000	Goldman Sachs International	11/8/17	406,549	—
USD	6,774,715	TRY	26,000,000	Goldman Sachs International	11/8/17	—	(65,033)
CZK	20,379,000	EUR	783,085	Deutsche Bank AG	11/10/17	12,920	—
CZK	105,142,000	EUR	4,040,256	HSBC Bank USA, N.A.	11/10/17	66,585	—
THB	110,000,000	USD	3,292,427	Deutsche Bank AG	11/10/17	18,791	—
CZK	46,849,000	EUR	1,814,060	Deutsche Bank AG	11/13/17	13,533	—
CZK	10,645,000	EUR	414,515	Deutsche Bank AG	11/15/17	357	—
CZK	6,646,500	EUR	258,896	JPMorgan Chase Bank, N.A.	11/15/17	128	—
IDR	39,618,703,152	USD	2,929,511	Citibank, N.A.	11/16/17	—	(11,940)
IDR	9,000,000,000	USD	668,996	Goldman Sachs International	11/16/17	—	(6,224)
IDR	250,258,738,000	USD	18,609,365	Standard Chartered Bank	11/16/17	—	(179,996)
THB	260,000,000	USD	7,821,901	Deutsche Bank AG	11/16/17	4,756	—
THB	605,000,000	USD	18,217,404	JPMorgan Chase Bank, N.A.	11/16/17	—	(5,374)
USD	3,557,758	IDR	48,239,636,000	Morgan Stanley & Co. International PLC	11/16/17	5,330	—
USD	3,395,072	IDR	46,115,256,500	Nomura International PLC	11/16/17	—	(914)
USD	6,740,218	IDR	90,642,448,900	Standard Chartered Bank	11/16/17	65,194	—
USD	9,446,154	IDR	128,940,000,000	Standard Chartered Bank	11/16/17	—	(49,150)
USD	3,575,386	IDR	48,400,000,000	UBS AG	11/16/17	11,149	—
COP	53,824,465,501	USD	18,187,628	Standard Chartered Bank	11/17/17	—	(519,089)
COP	62,356,400,000	USD	21,070,622	The Bank of Nova Scotia	11/17/17	—	(601,372)
CZK	105,655,000	EUR	4,049,209	JPMorgan Chase Bank, N.A.	11/22/17	79,084	—
CZK	82,628,500	EUR	3,166,905	JPMorgan Chase Bank, N.A.	11/22/17	61,636	—
CZK	54,680,000	EUR	2,096,867	HSBC Bank USA, N.A.	11/24/17	39,421	—
PLN	15,000,000	USD	4,208,700	HSBC Bank USA, N.A.	11/27/17	—	(87,953)
PLN	64,631,555	USD	18,134,321	HSBC Bank USA, N.A.	11/27/17	—	(378,969)
ARS	246,500,000	USD	13,778,647	BNP Paribas	11/30/17	—	(49,881)
UGX	3,061,000,000	USD	837,941	ICBC Standard Bank plc	11/30/17	—	(8,035)
BRL	126,911,925	USD	38,716,445	Credit Agricole Corporate and Investment Bank	12/4/17	—	(79,149)
TRY	20,747,000	USD	5,847,289	Standard Chartered Bank	12/5/17	—	(432,560)
PEN	12,650,000	USD	3,862,595	State Street Bank and Trust Company	12/6/17	23,296	—
PEN	9,400,000	USD	2,896,764	State Street Bank and Trust Company	12/6/17	—	(9,225)
USD	2,283,053	PEN	7,477,000	State Street Bank and Trust Company	12/6/17	—	(13,769)
USD	5,477,110	PEN	17,937,534	State Street Bank and Trust Company	12/6/17	—	(33,033)
CZK	10,657,000	EUR	414,726	JPMorgan Chase Bank, N.A.	12/7/17	634	—
EUR	230,000	USD	271,942	JPMorgan Chase Bank, N.A.	12/8/17	—	(3,509)
UGX	8,982,310,000	USD	2,399,762	Citibank, N.A.	12/8/17	28,995	—
USD	786,384	EUR	658,779	JPMorgan Chase Bank, N.A.	12/8/17	17,525	—
UGX	4,407,970,000	USD	1,178,602	JPMorgan Chase Bank, N.A.	12/13/17	11,338	—
USD	2,556,530	EUR	2,152,876	Deutsche Bank AG	12/15/17	42,714	—
USD	1,596,506	EUR	1,352,581	Deutsche Bank AG	12/15/17	17,158	—
USD	2,337,346	EUR	1,975,512	JPMorgan Chase Bank, N.A.	12/15/17	30,631	—

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	530,235,220	USD	27,804,157	Goldman Sachs International	12/22/17	$—	$(381,199)
USD	2,023,145	MXN	38,582,098	Goldman Sachs International	12/22/17	27,738	—
PLN	54,023,293	EUR	12,702,665	Standard Chartered Bank	12/27/17	2,274	—
TRY	12,500,000	USD	3,404,580	Credit Suisse International	1/5/18	—	(171,291)
HUF	1,250,000,000	EUR	4,008,296	Bank of America, N.A.	1/8/18	3,710	—
PLN	14,400,000	EUR	3,331,895	Bank of America, N.A.	1/8/18	61,326	—
RON	7,200,000	EUR	1,563,299	Deutsche Bank AG	1/8/18	—	(6,100)
UGX	9,034,100,000	USD	2,415,535	Citibank, N.A.	1/8/18	2,400	—
DOP	492,000,000	USD	10,131,045	Citibank, N.A.	1/9/18	2,619	—
UGX	3,428,449,000	USD	916,698	Standard Chartered Bank	1/11/18	—	(37)
USD	19,846,225	EUR	16,659,720	Standard Chartered Bank	1/11/18	359,280	—
USD	11,930,241	EUR	10,223,000	Standard Chartered Bank	1/11/18	—	(27,645)
EUR	34,456,818	USD	40,896,177	Goldman Sachs International	1/12/18	—	(589,538)
MXN	385,600,000	USD	19,913,680	HSBC Bank USA, N.A.	1/18/18	—	(60,928)
MXN	105,000,000	USD	5,483,311	HSBC Bank USA, N.A.	1/18/18	—	(77,349)
USD	2,229,031	EUR	1,885,877	Standard Chartered Bank	1/19/18	22,082	—
USD	310,513	EUR	262,710	Standard Chartered Bank	1/19/18	3,076	—
COP	30,800,000,000	USD	10,499,403	BNP Paribas	1/22/18	—	(449,590)
USD	1,533,562	EUR	1,293,136	Deutsche Bank AG	1/26/18	19,649	—
KZT	1,120,000,000	USD	3,322,358	Deutsche Bank AG	1/29/18	—	(33,946)
USD	6,786,310	ZAR	97,000,000	Deutsche Bank AG	1/29/18	26,699	—
RON	46,824,499	EUR	10,129,034	Citibank, N.A.	1/30/18	—	(12,457)
USD	5,629,475	EUR	4,760,655	Goldman Sachs International	2/1/18	54,076	—
HUF	442,000,000	EUR	1,421,953	BNP Paribas	2/2/18	—	(4,197)
PHP	689,500,000	USD	13,179,147	Nomura International PLC	2/2/18	43,828	—
PHP	161,574,000	USD	3,082,738	UBS AG	2/2/18	15,868	—
USD	12,802,582	EUR	10,840,092	Standard Chartered Bank	2/8/18	101,888	—
RUB	1,075,300,000	USD	17,530,160	Bank of America, N.A.	2/9/18	617,097	—
RUB	433,866,000	USD	7,329,684	Deutsche Bank AG	2/9/18	—	(7,562)
RUB	500,000,000	USD	8,497,621	Nomura International PLC	2/9/18	—	(59,391)
USD	2,292,713	RUB	140,635,005	Bank of America, N.A.	2/9/18	—	(80,708)
USD	8,524,980	RUB	522,922,300	Bank of America, N.A.	2/9/18	—	(300,097)
USD	10,562,755	RUB	622,938,500	Deutsche Bank AG	2/9/18	49,759	—
USD	10,453,769	RUB	616,511,000	Deutsche Bank AG	2/9/18	49,246	—
UGX	9,757,170,000	USD	2,613,761	Citibank, N.A.	3/12/18	—	(57,173)
THB	175,741,113	USD	5,293,407	Deutsche Bank AG	3/26/18	1,106	—
THB	87,000,000	USD	2,639,964	Goldman Sachs International	3/26/18	—	(18,934)
THB	158,061,749	USD	4,765,202	JPMorgan Chase Bank, N.A.	3/26/18	—	(3,311)
USD	1,278,823	THB	44,026,676	Deutsche Bank AG	3/26/18	—	(47,559)
USD	1,273,526	THB	44,220,000	Deutsche Bank AG	3/26/18	—	(58,680)
USD	2,536,732	THB	87,494,438	Deutsche Bank AG	3/26/18	—	(99,193)
USD	847,438	THB	29,440,000	JPMorgan Chase Bank, N.A.	3/26/18	—	(39,494)
USD	1,705,199	THB	58,658,840	JPMorgan Chase Bank, N.A.	3/26/18	—	(62,003)
USD	2,030,854	THB	69,962,908	JPMorgan Chase Bank, N.A.	3/26/18	—	(76,903)
UGX	13,316,530,000	USD	3,506,195	Standard Chartered Bank	4/18/18	—	(59,179)
RSD	27,583,947	EUR	227,122	Citibank, N.A.	4/27/18	606	—

						$3,415,324	$(7,437,917)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Appreciation (Depreciation)

11/22/17	COP	6,269,800	Republic of Colombia, 6.00%, 4/28/28	Deutsche Bank AG	$2,061,044	$1,674
11/22/17	COP	22,650,000	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	7,445,637	16,969
11/22/17	COP	6,393,000	Republic of Colombia, 7.50%, 8/26/26	Deutsche Bank AG	2,101,544	(6,227)
11/22/17	COP	17,000,000	Republic of Colombia, 7.75%, 9/18/30	Deutsche Bank AG	5,588,337	9,198
11/22/17	COP	34,254,800	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	11,260,433	(53,645)

						$(32,031)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	199	Short	Dec-17	$(20,018,156)	$170,217
U.S. 10-Year Deliverable Interest Rate Swap	23	Short	Dec-17	(2,321,563)	35,578

					$205,795

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
CME Group, Inc.	BRL	15,272	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.31% (pays semi-annually)	1/2/19	$100,837
CME Group, Inc.	BRL	7,647	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.33% (pays at termination)	1/2/19	51,087
CME Group, Inc.	BRL	7,687	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.35% (pays at termination)	1/2/19	52,379
CME Group, Inc.	BRL	15,269	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.35% (pays at termination)	1/2/19	104,034
CME Group, Inc.	BRL	22,974	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.38% (pays semi-annually)	1/2/19	159,320
CME Group, Inc.	BRL	26,985	Pays	Brazil CETIP Interbank Deposit Rate (pays at termination)	9.39% (pays at termination)	1/2/19	190,324

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
CME Group, Inc.	MXN	452,430	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	6/28/19	$(223,147)
CME Group, Inc.	MXN	204,680	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(100,749)
CME Group, Inc.	MXN	242,890	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(118,824)
CME Group, Inc.	MXN	1,350,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.03% (pays monthly)	8/23/19	(440,604)
CME Group, Inc.	MXN	135,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.16% (pays monthly)	4/21/20	(25,444)
CME Group, Inc.	MXN	108,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.78% (pays monthly)	7/11/22	(107,402)
CME Group, Inc.	MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	(234,389)
CME Group, Inc.	MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	(499,745)
CME Group, Inc.	MXN	70,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.43% (pays monthly)	6/22/37	(107,386)
LCH.Clearnet	EUR	19,350	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25% (pays annually)(1)	9/20/22	(168,714)
LCH.Clearnet	PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	3.44% (pays annually)	5/9/19	130,090
LCH.Clearnet	PLN	21,430	Pays	6-month PLN WIBOR (pays semi-annually)	3.25% (pays annually)	6/5/19	151,871
LCH.Clearnet	PLN	6,426	Pays	6-month PLN WIBOR (pays semi-annually)	1.72% (pays annually)	2/27/20	(961)
LCH.Clearnet	PLN	4,106	Pays	6-month PLN WIBOR (pays semi-annually)	1.78% (pays annually)	2/27/20	1,122
LCH.Clearnet	PLN	2,300	Pays	6-month PLN WIBOR (pays semi-annually)	5.36% (pays annually)	7/30/20	58,726
LCH.Clearnet	PLN	4,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/28/21	(9,091)
LCH.Clearnet	PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	(64,792)

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	7,748	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.75% (pays semi-annually)(1)	9/20/19	$15,618
LCH.Clearnet	USD	2,208	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.87% (pays semi-annually)	9/18/22	19,986
LCH.Clearnet	USD	4,500	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11% (pays semi-annually)	9/5/27	85,107
LCH.Clearnet	USD	5,151	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02% (pays semi-annually)	9/13/27	139,623
LCH.Clearnet	USD	644	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18% (pays semi-annually)	9/19/27	8,810
LCH.Clearnet	ZAR	44,500	Pays	3-month ZAR JIBAR (pays quarterly)	7.67% (pays quarterly)	5/15/24	(49,913)
LCH.Clearnet	ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	177,203
LCH.Clearnet	ZAR	54,320	Pays	3-month ZAR JIBAR (pays quarterly)	8.12% (pays quarterly)	10/6/26	(33,358)

							$(738,382)

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	13.10% (pays annually)	1/2/23	$1,310,428
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.46% (pays monthly)	9/24/20	(29,589)
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR (pays semi-annually)	4.95% (pays annually)	9/14/20	79,109
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR (pays semi-annually)	5.45% (pays annually)	6/7/21	293,880
Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	0
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	11.72% (pays annually)	1/4/21	505,198
Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	102,913

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	$(34,434)
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR (pays quarterly)	3.43% (pays quarterly)	4/4/18	(1,098)
Credit Suisse International	RUB	193,050	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	8.07% (pays annually)	5/10/22	74,248
Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	12,124
Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	0
Deutsche Bank AG	BRL	32,650	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	13.00% (pays annually)	1/2/18	161,789
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	12.98% (pays annually)	1/2/23	189,104
Deutsche Bank AG	COP	13,747,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.49% (pays quarterly)	3/21/19	51,009
Deutsche Bank AG	COP	2,715,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.41% (pays quarterly)	3/22/19	9,032
Deutsche Bank AG	COP	3,673,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.36% (pays quarterly)	3/26/19	11,348
Deutsche Bank AG	MYR	10,800	Pays	3-month MYR KLIBOR (pays quarterly)	4.38% (pays quarterly)	11/23/20	53,636
Goldman Sachs International	BRL	20,110	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	13.18% (pays annually)	1/2/18	131,897
Goldman Sachs International	COP	13,748,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.49% (pays semi-annually)	3/21/19	50,678
Goldman Sachs International	MYR	10,122	Pays	3-month MYR KLIBOR (pays quarterly)	4.04% (pays quarterly)	11/18/21	24,610
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.54% (pays annually)	5/10/21	382,532
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.28% (pays monthly)	12/23/20	769
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR (pays semi-annually)	3.44% (pays annually)	5/9/19	92,812
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR (pays quarterly)	4.44% (pays quarterly)	4/8/19	14,138

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	MYR	9,556	Pays	3-month MYR KLIBOR (pays quarterly)	3.90% (pays quarterly)	11/26/19	$13,528
JPMorgan Chase Bank, N.A.	MYR	10,000	Pays	3-month MYR KLIBOR (pays quarterly)	4.13% (pays quarterly)	10/19/20	28,900
JPMorgan Chase Bank, N.A.	MYR	21,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.14% (pays quarterly)	11/26/24	36,559
JPMorgan Chase Bank, N.A.	PLN	9,900	Pays	6-month PLN WIBOR (pays semi-annually)	4.91% (pays annually)	10/11/18	80,972
Morgan Stanley & Co. International PLC	BRL	41,201	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	15.58% (pays annually)	1/2/19	2,242,200
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	45,483
Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	12.90% (pays annually)	1/2/23	185,032
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays annually)	12.83% (pays annually)	1/2/23	396,138
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR (pays quarterly)	3.91% (pays quarterly)	10/24/19	9,670
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.19% (pays quarterly)	10/24/24	9,813
The Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	12/4/17	(17,281)

							$6,517,147

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Markets Index (CDX.EM.28.V1)	ICE Clear Credit	$100	1.00% (pays quarterly)(1)	12/20/22	1.74%	$(3,343)	$4,327	$984

Total		$100				$(3,343)	$4,327	$984

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

South Africa	ICE Clear Credit	$150	1.00% (pays quarterly)(1)	12/20/19	$(678)	$(1,951)	$(2,629)
South Africa	ICE Clear Credit	100	1.00% (pays quarterly)(1)	3/20/20	(247)	(1,486)	(1,733)

Total					$(925)	$(3,437)	$(4,362)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation
Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	2.34%	$(89,874)	$133,318	$43,444
Turkey	Bank of America, N.A.	6,387	1.00% (pays quarterly)(1)	12/20/17	0.42	12,562	4,070	16,632
Turkey	Barclays Bank PLC	7,630	1.00% (pays quarterly)(1)	9/20/19	0.82	34,195	119,071	153,266
Turkey	Deutsche Bank AG	3,220	1.00% (pays quarterly)(1)	9/20/19	0.82	14,431	49,591	64,022

Total		$18,837				$(28,686)	$306,050	$277,364

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation

Lebanon	Goldman Sachs International	$199	5.00% (pays quarterly)(1)	12/20/18	$(7,060)	$2,357	$(4,703)
Lebanon	Goldman Sachs International	215	5.00% (pays quarterly)(1)	12/20/18	(7,627)	2,752	(4,875)
South Africa	Bank of America, N.A.	300	1.00% (pays quarterly)(1)	12/20/19	(1,364)	(2,969)	(4,333)
South Africa	Bank of America, N.A.	525	1.00% (pays quarterly)(1)	12/20/20	1,806	(6,955)	(5,149)

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation
South Africa	Bank of America, N.A.	$775	1.00% (pays quarterly)(1)	12/20/20	$2,666	$(9,360)	$(6,694)
South Africa	Barclays Bank PLC	300	1.00% (pays quarterly)(1)	12/20/19	(1,364)	(3,432)	(4,796)
South Africa	Barclays Bank PLC	100	1.00% (pays quarterly)(1)	3/20/20	(253)	(951)	(1,204)
South Africa	Barclays Bank PLC	565	1.00% (pays quarterly)(1)	12/20/20	1,944	(6,799)	(4,855)
South Africa	Barclays Bank PLC	750	1.00% (pays quarterly)(1)	12/20/20	2,580	(9,565)	(6,985)
South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	(252)	(1,044)	(1,296)
South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	(252)	(1,271)	(1,523)
South Africa	Credit Suisse International	775	1.00% (pays quarterly)(1)	12/20/20	2,666	(9,952)	(7,286)
South Africa	Credit Suisse International	790	1.00% (pays quarterly)(1)	12/20/20	2,718	(10,661)	(7,943)
South Africa	Credit Suisse International	840	1.00% (pays quarterly)(1)	12/20/20	2,890	(13,932)	(11,042)
South Africa	Deutsche Bank AG	500	1.00% (pays quarterly)(1)	9/20/20	745	(8,205)	(7,460)
South Africa	Deutsche Bank AG	610	1.00% (pays quarterly)(1)	12/20/20	2,099	(7,650)	(5,551)
South Africa	Goldman Sachs International	815	1.00% (pays quarterly)(1)	12/20/20	2,804	(10,427)	(7,623)
South Africa	Goldman Sachs International	820	1.00% (pays quarterly)(1)	12/20/20	2,821	(10,661)	(7,840)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	(455)	(1,356)	(1,811)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	(455)	(1,627)	(2,082)

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation
South Africa	JPMorgan Chase Bank, N.A.	$100	1.00% (pays quarterly)(1)	3/20/20	$(252)	$(1,026)	$(1,278)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	(252)	(1,063)	(1,315)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	(252)	(1,469)	(1,721)

Total					$5,901	$(115,266)	$(109,365)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2017, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $18,937,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC	3-month ZAR JIBAR + 49 bp on ZAR 105,055,556 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/6/19/ 10/6/22	$491
Barclays Bank PLC	3-month ZAR JIBAR + 51 bp on ZAR 106,780,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/23/19/ 10/23/22	739
Barclays Bank PLC	3-month PLN WIBOR + 53.5 bp on PLN 31,075,576 (Notional Amount) (pays semi-annually) plus EUR equivalent of Notional Amount at effective date	3-month Euro Interbank Offered Rate on EUR equivalent of Notional Amount at effective date (pays semi-annually) plus Notional Amount	10/27/22/ 10/27/27	2,423
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 20,036,400 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month Euro Interbank Offered Rate on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/22/ 11/3/27	—

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	3-month ZAR JIBAR + 50 bp on ZAR 47,360,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/29/19/ 7/29/22	$269
Deutsche Bank AG	10.54% on TRY 21,450,000 (pays annually) plus USD 9,981,225	3-month USD-LIBOR-BBA on USD 9,981,225 (pays quarterly) plus TRY 21,450,000	Not Applicable/ 4/3/19	(4,140,296)
Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245	3-month USD-LIBOR-BBA on USD 5,549,245 (pays quarterly) plus TRY 16,903,000	Not Applicable/ 7/28/23	(1,385,105)
Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853	3-month USD-LIBOR-BBA on USD 14,326,853 (pays quarterly) plus TRY 43,482,000	Not Applicable/ 7/29/23	(3,642,542)

				$(9,164,021)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

ARPP7DRR	–	Argentina Central Bank 7-day Repo Reference Rule
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

ALL	–	Albanian Lek
ARS	–	Argentine Peso
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $571,366,363)	$565,760,097
Affiliated investment, at value (identified cost, $41,267,879)	41,266,156
Cash	3,671,597
Deposits for derivatives collateral —
Financial futures contracts	382,500
Centrally cleared swap contracts	3,240,337
OTC derivatives	3,248,000
Foreign currency, at value (identified cost, $15,503,160)	15,461,368
Interest receivable	8,709,023
Dividends receivable from affiliated investment	78,170
Receivable for investments sold	10,173,793
Receivable for variation margin on open financial futures contracts	791
Receivable for variation margin on open centrally cleared swap contracts	73,094
Receivable for open forward foreign currency exchange contracts	3,415,324
Receivable for open swap contracts	6,880,835
Premium paid on open non-centrally cleared swap contracts	120,375
Receivable for open non-deliverable bond forward contracts	27,841
Tax reclaims receivable	2,674
Total assets	$662,511,975

Liabilities
Cash collateral due to brokers	$3,248,000
Written options outstanding, at value (premiums received, $217,597)	5,397
Payable for investments purchased	23,703,870
Payable for open forward foreign currency exchange contracts	7,437,917
Payable for open swap contracts	9,359,710
Premium received on open non-centrally cleared swap contracts	311,159
Payable for open non-deliverable bond forward contracts	59,872
Payable to affiliates:
Investment adviser fee	335,605
Trustees’ fees	2,240
Accrued foreign capital gains taxes	516,031
Accrued expenses	350,710
Total liabilities	$45,330,511
Net Assets applicable to investors’ interest in Portfolio	$617,181,464

Sources of Net Assets
Investors’ capital	$630,375,948
Net unrealized depreciation	(13,194,484)
Total	$617,181,464

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $1,058,888)	$28,061,397
Dividends from affiliated investment	566,826
Total investment income	$28,628,223

Expenses
Investment adviser fee	$2,765,088
Trustees’ fees and expenses	23,608
Custodian fee	447,369
Legal and accounting services	126,706
Interest expense and fees	68,144
Interest expense on securities sold short	2,428
Miscellaneous	39,775
Total expenses	$3,473,118

Net investment income	$25,155,105

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $225,415)	$(1,577,010)
Investment transactions — affiliated investment	(3,972)
Securities sold short	(206,587)
Financial futures contracts	364,119
Swap contracts	5,881,689
Foreign currency transactions	(893,505)
Forward foreign currency exchange contracts	8,627,342
Non-deliverable bond forward contracts	622,955
Net realized gain	$12,815,031
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $117,312)	$4,182,512
Investments — affiliated investment	(10,035)
Written options	212,200
Securities sold short	(168,982)
Financial futures contracts	(2,127)
Swap contracts	(8,166,035)
Foreign currency	(274,786)
Forward foreign currency exchange contracts	(2,363,800)
Non-deliverable bond forward contracts	(104,640)
Net change in unrealized appreciation (depreciation)	$(6,695,693)

Net realized and unrealized gain	$6,119,338

Net increase in net assets from operations	$31,274,443

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$25,155,105	$17,998,084
Net realized gain (loss)	12,815,031	(18,181,978)
Net change in unrealized appreciation (depreciation)	(6,695,693)	45,090,188
Net increase in net assets from operations	$31,274,443	$44,906,294
Capital transactions —
Contributions	$284,624,454	$72,011,608
Withdrawals	(47,021,808)	(48,665,725)
Net increase in net assets from capital transactions	$237,602,646	$23,345,883

Net increase in net assets	$268,877,089	$68,252,177

Net Assets
At beginning of year	$348,304,375	$280,052,198
At end of year	$617,181,464	$348,304,375

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014		2013
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.81%	0.91%	0.95%	0.92%		0.97%
Net investment income	5.90%	5.94%	5.88%	5.53%		5.25%
Portfolio Turnover	40%	73%	47%	97%		27%

Total Return	8.32%	16.39%	(17.07)%	0.00	%(3)	(3.10)%

Net assets, end of year (000’s omitted)	$617,181	$348,304	$280,052	$423,532		$564,863

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07%, 0.06% and 0.14% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(3)	Amount is less than 0.005%.

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 87.7%, 5.7%, 5.2% and 1.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

39

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike

40

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of

41

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Q  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $2,765,088 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $286,273,525 and $123,338,834, respectively, for the year ended October 31, 2017.

42

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$619,693,416

Gross unrealized appreciation	$14,273,225
Gross unrealized depreciation	(32,339,529)

Net unrealized depreciation	$(18,066,304)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments.

At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $16,863,243. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $13,237,671 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options, as the Portfolio, not the counterparty is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are

43

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated Investments, at value	$—	$283,227	$—	$283,227
Net unrealized depreciation*	984	—	1,651,932	1,652,916
Receivable for open forward foreign currency exchange contracts	—	3,415,324	—	3,415,324
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	86,927	—	6,603,471	6,690,398
Receivable for open non-deliverable bond forward contracts	—	—	27,841	27,841

Total Asset Derivatives	$87,911	$3,698,551	$8,283,244	$12,069,706

Derivatives not subject to master netting or similar agreements	$984	$—	$1,651,932	$1,652,916

Total Asset Derivatives subject to master netting or similar agreements	$86,927	$3,698,551	$6,631,312	$10,416,790
Written options outstanding, at value	$—	$(5,397)	$—	$(5,397)
Net unrealized depreciation*	(4,362)	—	(2,184,519)	(2,188,881)
Payable for open forward foreign currency exchange contracts	—	(7,437,917)	—	(7,437,917)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(109,712)	—	(9,250,345)	(9,360,057)
Payable for open non-deliverable bond forward contracts	—	—	(59,872)	(59,872)

Total Liability Derivatives	$(114,074)	$(7,443,314)	$(11,494,736)	$(19,052,124)

Derivatives not subject to master netting or similar agreements	$(4,362)	$—	$(2,184,519)	$(2,188,881)

Total Liability Derivatives subject to master netting or similar agreements	$(109,712)	$(7,443,314)	$(9,310,217)	$(16,863,243)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

44

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$2,382,584	$(411,758)	$—	$(1,970,826)	$—	$2,078,000
Barclays Bank PLC	547,570	(1,617)	—	(545,953)	—	550,000
BNP Paribas	705,251	(503,668)	(124,082)	(77,501)	—	320,000
Citibank, N.A.	145,544	(145,544)	—	—	—	—
Credit Agricole Corporate and Investment Bank	141,157	(141,157)	—	—	—	—
Credit Suisse International	94,646	(94,646)	—	—	—	—
Deutsche Bank AG	1,044,680	(1,044,680)	—	—	—	—
Goldman Sachs International	1,090,839	(1,090,839)	—	—	—	—
HSBC Bank USA, N.A.	199,587	(199,587)	—	—	—	—
JPMorgan Chase Bank, N.A.	376,728	(222,141)	(154,587)	—	—	—
Morgan Stanley & Co. International PLC	2,293,013	—	(2,293,013)	—	—	—
Nomura International PLC	657,146	(105,426)	(551,720)	—	—	—
Standard Chartered Bank	553,794	(553,794)	—	—	—	300,000
State Street Bank and Trust Company	154,266	(154,266)	—	—	—	—
UBS AG	29,985	(16,584)	—	—	13,401	—

	$10,416,790	$(4,685,707)	$(3,123,402)	$(2,594,280)	$13,401	$3,248,000

45

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(411,758)	$411,758	$—	$—	$—	$—
Barclays Bank PLC	(1,617)	1,617	—	—	—	—
BNP Paribas	(503,668)	503,668	—	—	—	—
Citibank, N.A.	(212,809)	145,544	67,265	—	—	—
Credit Agricole Corporate and Investment Bank	(1,239,621)	141,157	1,098,464	—	—	—
Credit Suisse International	(172,893)	94,646	—	—	(78,247)	—
Deutsche Bank AG	(4,543,082)	1,044,680	3,498,402	—	—	—
Goldman Sachs International	(6,750,423)	1,090,839	5,659,584	—	—	—
HSBC Bank USA, N.A.	(605,199)	199,587	405,612	—	—	—
ICBC Standard Bank plc	(8,035)	—	—	—	(8,035)	—
JPMorgan Chase Bank, N.A.	(222,141)	222,141	—	—	—	—
Nomura International PLC	(105,426)	105,426	—	—	—	—
Standard Chartered Bank	(1,291,147)	553,794	737,353	—	—	—
State Street Bank and Trust Company	(160,187)	154,266	—	—	(5,921)	—
The Bank of Nova Scotia	(618,653)	—	419,235	—	(199,418)	—
UBS AG	(16,584)	16,584	—	—	—	—

	$(16,863,243)	$4,685,707	$11,885,915	$—	$(291,621)	$—

Total — Deposits for derivatives collateral —OTC derivatives						$3,248,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2017 is included at Note 7.

46

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$364,119
Swap contracts	465,824	—	5,415,865
Forward foreign currency exchange contracts	—	8,627,342	—

Non-deliverable bond forward contracts	—	—	622,955

Total	$465,824	$8,627,342	$6,402,939

Change in unrealized appreciation (depreciation) —
Investments	$—	$(459,501)	$—
Written options	—	212,200	—
Financial futures contracts	—	—	(2,127)
Swap contracts	(313,859)		(7,852,176)
Forward foreign currency exchange contracts	—	(2,363,800)	—

Non-deliverable bond forward contracts	—	—	(104,640)

Total	$(313,859)	$(2,611,101)	$(7,958,943)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$152,000	$28,120,000	$562,494,000	$22,192,000	$372,408,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $19,086,000 and $7,938,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2017. For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $176,000 and 0.95%, respectively.

47

Emerging Markets Local Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$406,768,217	$—	$406,768,217
Foreign Corporate Bonds	—	11,388,628	—	11,388,628
Sovereign Loans	—	7,547,481	—	7,547,481
Short-Term Investments —
Foreign Government Securities	—	121,002,979	—	121,002,979
U.S. Treasury Obligations	—	18,769,565	—	18,769,565
Other	—	41,266,156	—	41,266,156
Currency Options Purchased	—	283,227	—	283,227

Total Investments	$—	$607,026,253	$—	$607,026,253

Forward Foreign Currency Exchange Contracts	$—	$3,415,324	$—	$3,415,324
Non-deliverable Bond Forward Contracts	—	27,841	—	27,841
Futures Contracts	205,795	—	—	205,795
Swap Contracts	—	8,136,535	—	8,136,535

Total	$205,795	$618,605,953	$—	$618,811,748

Liability Description

Currency Options Written	$—	$(5,397)	$—	$(5,397)
Forward Foreign Currency Exchange Contracts	—	(7,437,917)	—	(7,437,917)
Non-deliverable Bond Forward Contracts	—	(59,872)	—	(59,872)
Swap Contracts	—	(11,548,844)	—	(11,548,844)

Total	$—	$(19,052,030)	$—	$(19,052,030)

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

48

Emerging Markets Local Income Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

49

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm)
(1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

51

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.17

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 57

Federal Tax Information	22

Management and Organization	58

Important Notices	61

Eaton Vance

Floating-Rate Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2017, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 5.06%. For the period as a whole, performance was composed almost entirely of income payments, with only a small contribution from loan price appreciation.

As the period opened, capital markets in general experienced volatility following the outcome of the U.S. presidential election. In particular, many fixed-income markets experienced falling prices alongside rising interest rates, as market participants focused on the potential for a Trump Administration to spur higher economic growth and inflation by lowering taxes and reducing regulation. By contrast, the loan market was helped by increasing investor demand for floating-rate securities amid growing expectations for rising short-term interest rates. As the period carried on, the U.S. Federal Reserve Board (the Fed) followed through with its pledge to tighten financial conditions, with short-term rate hikes in December 2016, and March and June 2017. As a result, loans benefited from investor demand throughout the period.

Amid strong demand, issuance of new loans was robust throughout the period. Growth in overall loan supply, however, was limited by repayments and refinancing of existing loans. Refinancing in general delivered a recycling of existing loans at lower overall spreads to U.S. Treasurys. While tightening loan spreads throughout the period hurt some of the asset class’ income generating power, rising interest rates on new loan issuance provided a significant offset. Loan price changes, on the other hand, were relatively stable, with the majority of loans beginning and ending the fiscal year near their par value (issuance price). Approximately 85% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy continuing its low-growth recovery throughout the period, health in corporate fundamentals continued to reflect relatively benign conditions. As a result, the loan market’s default rate remained low from a historical perspective, finishing the period near a 20-month low and running at approximately half its long-term average.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.36%. By comparison, the Fund’s benchmark, the Index, returned 5.06% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses. Outperformance of the Fund versus the Index for the period was a function of the Fund’s positioning, diversification8 and loan selection.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC- and D- (defaulted) rating7 tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run; it may detract from relative performance versus the Index in times when lower-quality loans performed well. For the period, the Fund held overweight positions in the BB- and B-rated segments of the loan Index, which returned 3.97% and 5.13%, respectively. The Fund maintained underweights to CCC- and D-rated segments of the Index, which returned 15.22% and 9.94%, respectively. As a result, the Fund’s positioning in higher-quality loans detracted from performance versus the Index during the period.

On the sector level, the period was notable for weakness in the retailers (except food and drug) sector of the loan market, which suffered a negative return on challenging business results and investors’ seemingly increasing aversion to the space. The Fund’s underweight exposure to retailers (except food and drug) was therefore a contributor to relative results versus the Index. Elsewhere, overweight exposure to food/drug retailers was a detractor, as this area also experienced weakness. Loan selection contributed to performance versus the Index with loan picks in the Fund generally outpacing those within the Index at large for the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2017

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV		02/07/2001	02/07/2001	5.30%	3.63%	3.68%
Class A at NAV		05/05/2003	02/07/2001	5.36	3.61	3.68
Class A with 2.25% Maximum Sales Charge		—	—	3.00	3.13	3.44
Class B at NAV		02/05/2001	02/05/2001	4.40	2.83	2.89
Class B with 5% Maximum Sales Charge Class C at NAV		— 02/01/2001	— 02/01/2001	–0.60 4.51	2.48 2.86	2.89 2.91
Class C with 1% Maximum Sales Charge		—	—	3.51	2.86	2.91
Class I at NAV		01/30/2001	01/30/2001	5.56	3.86	3.94
Class R6 at NAV		12/01/2016	01/30/2001	5.72	3.89	3.95
S&P/LSTA Leveraged Loan Index		—	—	5.06%	4.15%	4.68%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I	Class R6
Gross	1.06%	1.06%	1.81%	1.81%	0.81%	0.76%
Net	1.04	1.04	1.79	1.79	0.79	0.74

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2007	$14,357	N.A.
Class B	$10,000	10/31/2007	$13,306	N.A.
Class C	$10,000	10/31/2007	$13,321	N.A.
Class I	$250,000	10/31/2007	$367,876	N.A.
Class R6	$1,000,000	10/31/2007	$1,473,724	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2017

Fund Profile5

Top 10 Issuers (% of total investments)6

Reynolds Group Holdings, Inc.	1.2%

Valeant Pharmaceuticals International, Inc.	1.1

Infor (US), Inc.	1.0

Virgin Media Investment Holdings Limited	1.0

Ineos US Finance, LLC	1.0

TransDigm, Inc.	0.9

MA FinanceCo., LLC	0.9

Asurion, LLC	0.8

101177 B.C. Unlimited Liability Company	0.8

Change Healthcare Holdings, Inc.	0.8

Total	9.5%

Top 10 Sectors (% of total investments)6

Health Care	9.2%

Electronics/Electrical	9.1

Business Equipment and Services	8.7

Chemicals and Plastics	5.2

Telecommunications	4.9

Industrial Equipment	3.8

Cable and Satellite Television	3.6

Drugs	3.6

Oil and Gas	3.6

Financial Intermediaries	3.5

Total	55.2%

Credit Quality (% of bonds, loans and asset-backed securities)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

[7]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

[8]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,018.40	$5.19	1.02%
Class A	$1,000.00	$1,018.40	$5.19	1.02%
Class B	$1,000.00	$1,014.60	$8.99	1.77%
Class C	$1,000.00	$1,014.60	$8.99	1.77%
Class I	$1,000.00	$1,019.70	$3.92	0.77%
Class R6	$1,000.00	$1,020.00	$3.67	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.10	$5.19	1.02%
Class B	$1,000.00	$1,016.30	$9.00	1.77%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.30	$3.92	0.77%
Class R6	$1,000.00	$1,021.60	$3.67	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $8,282,430,966)	$8,270,546,229
Receivable for Fund shares sold	16,558,824
Total assets	$8,287,105,053

Liabilities
Payable for Fund shares redeemed	$26,678,742
Distributions payable	5,442,600
Payable to affiliates:
Administration fee	1,051,850
Distribution and service fees	824,384
Trustees’ fees	42
Accrued expenses	1,055,883
Total liabilities	$35,053,501
Net Assets	$8,252,051,552

Sources of Net Assets
Paid-in capital	$8,576,577,026
Accumulated net realized loss from Portfolio	(306,634,096)
Accumulated distributions in excess of net investment income	(6,006,641)
Net unrealized depreciation from Portfolio	(11,884,737)
Total	$8,252,051,552

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2017
Net Assets	$314,611,439
Shares Outstanding	34,937,274
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01

Class A Shares
Net Assets	$1,023,558,703
Shares Outstanding	109,898,681
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.31
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.52

Class B Shares
Net Assets	$4,625,726
Shares Outstanding	514,566
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class C Shares
Net Assets	$624,015,039
Shares Outstanding	69,382,799
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class I Shares
Net Assets	$6,123,147,843
Shares Outstanding	679,619,083
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01

Class R6 Shares
Net Assets	$162,092,802
Shares Outstanding	17,976,262
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.02

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolio	$359,945,337
Dividends allocated from Portfolio	9,584,463
Expenses allocated from Portfolio	(44,637,270)
Total investment income from Portfolio	$324,892,530

Expenses
Administration fee	$11,950,624
Distribution and service fees
Advisers Class	856,414
Class A	2,703,718
Class B	61,005
Class C	6,752,853
Trustees’ fees and expenses	500
Custodian fee	60,000
Transfer and dividend disbursing agent fees	4,613,891
Legal and accounting services	175,192
Printing and postage	652,850
Registration fees	458,641
Miscellaneous	57,822
Total expenses	$28,343,510

Net investment income	$296,549,020

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(53,563,511)
Foreign currency transactions	773,325
Forward foreign currency exchange contracts	(21,943,042)
Net realized loss	$(74,733,228)
Change in unrealized appreciation (depreciation) —
Investments	$187,185,762
Foreign currency	424,931
Forward foreign currency exchange contracts	168,790
Net change in unrealized appreciation (depreciation)	$187,779,483

Net realized and unrealized gain	$113,046,255

Net increase in net assets from operations	$409,595,275

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$296,549,020	$311,522,566
Net realized loss	(74,733,228)	(191,898,076)
Net change in unrealized appreciation (depreciation)	187,779,483	313,894,764
Net increase in net assets from operations	$409,595,275	$433,519,254
Distributions to shareholders —
From net investment income
Advisers Class	$(12,328,657)	$(14,176,901)
Class A	(38,930,730)	(45,102,748)
Class B	(174,081)	(287,465)
Class C	(19,252,077)	(23,390,470)
Class I	(218,304,465)	(222,315,389)
Class R6	(7,596,774)	—
Tax return of capital
Advisers Class	—	(291,398)
Class A	—	(923,921)
Class B	—	(5,858)
Class C	—	(484,348)
Class I	—	(4,567,349)
Total distributions to shareholders	$(296,586,784)	$(311,545,847)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$129,626,687	$57,164,551
Class A	391,351,375	255,843,634
Class B	110,905	412,082
Class C	93,538,977	75,999,238
Class I	3,059,365,967	2,060,914,876
Class R6	364,180,225	—
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	12,180,059	14,346,824
Class A	34,393,048	41,285,089
Class B	168,075	275,836
Class C	15,850,063	18,973,760
Class I	158,113,646	147,729,667
Class R6	7,509,420	—
Cost of shares redeemed
Advisers Class	(170,776,508)	(160,647,840)
Class A	(487,689,455)	(571,580,317)
Class B	(1,820,171)	(2,755,686)
Class C	(186,851,136)	(210,814,236)
Class I	(2,133,896,217)	(3,487,626,173)
Class R6	(211,037,847)	—
Net asset value of shares exchanged
Class A	1,359,246	1,180,973
Class B	(1,359,246)	(1,180,973)
Net increase (decrease) in net assets from Fund share transactions	$1,074,317,113	$(1,760,478,695)

Net increase (decrease) in net assets	$1,187,325,604	$(1,638,505,288)

Net Assets
At beginning of year	$7,064,725,948	$8,703,231,236
At end of year	$8,252,051,552	$7,064,725,948

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(6,006,641)	$(5,656,270)

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.870	$8.670	$9.010	$9.170	$9.090

Income (Loss) From Operations
Net investment income(1)	$0.323	$0.352	$0.339	$0.314	$0.339
Net realized and unrealized gain (loss)	0.140	0.200	(0.339)	(0.154)	0.081

Total income from operations	$0.463	$0.552	$—	$0.160	$0.420

Less Distributions
From net investment income	$(0.323)	$(0.345)	$(0.327)	$(0.320)	$(0.340)
Tax return of capital	—	(0.007)	(0.013)	—	—

Total distributions	$(0.323)	$(0.352)	$(0.340)	$(0.320)	$(0.340)

Net asset value — End of year	$9.010	$8.870	$8.670	$9.010	$9.170

Total Return(2)	5.30%	6.57%	(0.03)%	1.76%	4.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$314,611	$338,079	$421,431	$562,524	$671,736
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.04%	1.07%	1.03%	0.99%	0.99%
Net investment income	3.60%	4.10%	3.81%	3.44%	3.70%
Portfolio Turnover of the Portfolio	42%	27%	19%	34%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$9.170	$8.970	$9.310	$9.480	$9.410

Income (Loss) From Operations
Net investment income(1)	$0.334	$0.364	$0.351	$0.324	$0.348
Net realized and unrealized gain (loss)	0.141	0.200	(0.339)	(0.163)	0.074

Total income from operations	$0.475	$0.564	$0.012	$0.161	$0.422

Less Distributions
From net investment income	$(0.335)	$(0.357)	$(0.338)	$(0.331)	$(0.352)
Tax return of capital	—	(0.007)	(0.014)	—	—

Total distributions	$(0.335)	$(0.364)	$(0.352)	$(0.331)	$(0.352)

Net asset value — End of year	$9.310	$9.170	$8.970	$9.310	$9.480

Total Return(2)	5.36%	6.50%	0.10%	1.70%	4.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,023,559	$1,067,045	$1,323,646	$1,881,548	$2,674,354
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.04%	1.07%	1.03%	0.99%	0.99%
Net investment income	3.60%	4.11%	3.81%	3.43%	3.68%
Portfolio Turnover of the Portfolio	42%	27%	19%	34%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.860	$8.660	$8.990	$9.150	$9.080

Income (Loss) From Operations
Net investment income(1)	$0.256	$0.288	$0.272	$0.245	$0.273
Net realized and unrealized gain (loss)	0.130	0.199	(0.330)	(0.154)	0.069

Total income (loss) from operations	$0.386	$0.487	$(0.058)	$0.091	$0.342

Less Distributions
From net investment income	$(0.256)	$(0.281)	$(0.261)	$(0.251)	$(0.272)
Tax return of capital	—	(0.006)	(0.011)	—	—

Total distributions	$(0.256)	$(0.287)	$(0.272)	$(0.251)	$(0.272)

Net asset value — End of year	$8.990	$8.860	$8.660	$8.990	$9.150

Total Return(2)	4.40%	5.78%	(0.67)%	0.99%	3.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,626	$7,422	$10,544	$16,859	$23,143
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.79%	1.82%	1.78%	1.74%	1.74%
Net investment income	2.86%	3.37%	3.05%	2.69%	2.98%
Portfolio Turnover of the Portfolio	42%	27%	19%	34%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.860	$8.660	$9.000	$9.160	$9.080

Income (Loss) From Operations
Net investment income(1)	$0.256	$0.287	$0.272	$0.245	$0.269
Net realized and unrealized gain (loss)	0.130	0.200	(0.339)	(0.154)	0.083

Total income (loss) from operations	$0.386	$0.487	$(0.067)	$0.091	$0.352

Less Distributions
From net investment income	$(0.256)	$(0.281)	$(0.262)	$(0.251)	$(0.272)
Tax return of capital	—	(0.006)	(0.011)	—	—

Total distributions	$(0.256)	$(0.287)	$(0.273)	$(0.251)	$(0.272)

Net asset value — End of year	$8.990	$8.860	$8.660	$9.000	$9.160

Total Return(2)	4.51%	5.78%	(0.67)%	0.88%	3.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$624,015	$691,050	$793,845	$956,256	$1,065,313
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.79%	1.82%	1.78%	1.74%	1.74%
Net investment income	2.85%	3.36%	3.06%	2.69%	2.94%
Portfolio Turnover of the Portfolio	42%	27%	19%	34%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.880	$8.680	$9.010	$9.170	$9.100

Income (Loss) From Operations
Net investment income(1)	$0.346	$0.374	$0.362	$0.336	$0.359
Net realized and unrealized gain (loss)	0.130	0.199	(0.330)	(0.153)	0.075

Total income from operations	$0.476	$0.573	$0.032	$0.183	$0.434

Less Distributions
From net investment income	$(0.346)	$(0.365)	$(0.348)	$(0.343)	$(0.364)
Tax return of capital	—	(0.008)	(0.014)	—	—

Total distributions	$(0.346)	$(0.373)	$(0.362)	$(0.343)	$(0.364)

Net asset value — End of year	$9.010	$8.880	$8.680	$9.010	$9.170

Total Return(2)	5.56%	6.72%	0.33%	2.01%	4.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,123,148	$4,961,131	$6,153,765	$8,310,640	$9,760,086
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.79%	0.82%	0.78%	0.74%	0.74%
Net investment income	3.85%	4.36%	4.06%	3.68%	3.91%
Portfolio Turnover of the Portfolio	42%	27%	19%	34%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$8.870

Income (Loss) From Operations
Net investment income	$0.323
Net realized and unrealized gain	0.150

Total income from operations	$0.473

Less Distributions
From net investment income	$(0.323)

Total distributions	$(0.323)

Net asset value — End of period	$9.020

Total Return(2)	5.39	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,093
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.73	%(5)
Net investment income	3.87	%(5)
Portfolio Turnover of the Portfolio	42	%(6)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	For the Portfolio’s year ended October 31, 2017.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (84.4% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with

17

Eaton Vance

Floating-Rate Fund

October 31, 2017

Notes to Financial Statements — continued

income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$296,586,784	$305,272,973
Tax return of capital	$—	$6,272,874

During the year ended October 31, 2017, accumulated net realized loss was decreased by $35,772,326, accumulated distributions in excess of net investment income was increased by $312,607 and paid-in capital was decreased by $35,459,719 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(264,574,945)
Net unrealized depreciation	$(54,507,929)
Other temporary differences	$(5,442,600)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio, the timing of recognizing distributions to shareholders and deferral of passive losses from partnership investments from the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,976,023 and deferred capital losses of $235,598,922 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $235,598,922 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $11,950,624. Effective June 1, 2017, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses (relating to ordinary operating expenses only) exceed 1.04%, 1.04%, 1.79%, 1.79%, 0.79% and 0.74% of the Fund’s average daily net assets for Advisers Class, Class A, Class B, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM reimbursed no operating expenses for the year ended October 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $198,772 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $55,087 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

18

Eaton Vance

Floating-Rate Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $856,414 for Advisers Class shares and $2,703,718 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $45,754 and $5,064,640 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $15,251 and $1,688,213 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $33,000, $1,000 and $46,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,491,632,141 and $731,518,343, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2017	2016

Sales	14,503,812	6,658,722
Issued to shareholders electing to receive payments of distributions in Fund shares	1,355,998	1,671,852
Redemptions	(19,031,532)	(18,805,827)

Net decrease	(3,171,722)	(10,475,253)

	Year Ended October 31,
Class A	2017	2016

Sales	42,234,523	28,950,875
Issued to shareholders electing to receive payments of distributions in Fund shares	3,702,357	4,656,209
Redemptions	(52,485,401)	(64,987,437)
Exchange from Class B shares	146,275	132,292

Net decrease	(6,402,246)	(31,248,061)

19

Eaton Vance

Floating-Rate Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2017	2016

Sales	12,421	48,643
Issued to shareholders electing to receive payments of distributions in Fund shares	18,755	32,236
Redemptions	(203,080)	(323,746)
Exchange to Class A shares	(151,577)	(136,753)

Net decrease	(323,481)	(379,620)

	Year Ended October 31,
Class C	2017	2016

Sales	10,448,983	8,857,874
Issued to shareholders electing to receive payments of distributions in Fund shares	1,766,724	2,213,970
Redemptions	(20,829,658)	(24,709,258)

Net decrease	(8,613,951)	(13,637,414)

	Year Ended October 31,
Class I	2017	2016

Sales	340,712,518	239,791,094
Issued to shareholders electing to receive payments of distributions in Fund shares	17,593,449	17,197,744
Redemptions	(237,640,269)	(407,134,327)

Net increase (decrease)	120,665,698	(150,145,489)

Class R6	Period Ended October 31, 2017(1)

Sales	40,586,299
Issued to shareholders electing to receive payments of distributions in Fund shares	833,523
Redemptions	(23,443,560)

Net increase	17,976,262

(1)	Class R6 commenced operations on December 1, 2016.

20

Eaton Vance

Floating-Rate Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

21

Eaton Vance

Floating-Rate Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 91.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%
Accudyne Industries, LLC
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 2, 2024	7,875	$7,940,827
IAP Worldwide Services, Inc.
Revolving Loan, 1.37%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2018(2)	5,347	5,327,840
Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2019(3)	7,158	5,776,139
TransDigm, Inc.
Term Loan, 4.33%, (USD LIBOR + 3.00%), Maturing June 4, 2021(4)	33,766	33,955,682
Term Loan, 4.27%, (USD LIBOR + 3.00%), Maturing June 9, 2023(4)	28,767	28,925,014
Term Loan, 4.26%, (USD LIBOR + 3.00%), Maturing August 22, 2024(4)	28,463	28,644,783
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	12,350	12,157,031

		$122,727,316

Automotive — 2.0%
American Axle and Manufacturing, Inc.
Term Loan, 3.56%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	38,537	$38,605,437
Apro, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,975	3,019,625
CS Intermediate Holdco 2, LLC
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing November 2, 2023	6,349	6,395,683
Dayco Products, LLC
Term Loan, 6.32%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	11,696	11,812,644
FCA US, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	10,000	10,054,170
Federal-Mogul Holdings Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	45,293	45,646,390
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2019	16,217	16,301,458
Horizon Global Corporation
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021	5,898	5,949,943

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Sage Automotive Interiors, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022		10,545	$10,584,857
TI Group Automotive Systems, LLC
Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing June 30, 2022	EUR	7,865	9,248,748
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2022		17,703	17,785,959
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		17,775	17,885,865
Visteon Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 24, 2024		2,500	2,516,145

			$195,806,924

Beverage and Tobacco — 0.3%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 20, 2024		5,622	$5,693,781
Flavors Holdings, Inc.
Term Loan, 7.08%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		10,668	10,027,450
Term Loan - Second Lien, 11.33%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,235,000
Refresco Group B.V.
Term Loan, Maturing September 26, 2024(5)		3,975	4,004,813
Term Loan, Maturing September 26, 2024(5)	EUR	10,000	11,718,875

			$33,679,919

Brokerage / Securities Dealers / Investment Houses — 0.6%
Aretec Group, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020		15,866	$15,885,773
Term Loan - Second Lien, 6.74%, (1 mo. USD LIBOR + 5.50% (2.00% Cash, 4.74% PIK)), Maturing May 23, 2021		28,171	28,047,631
Resolute Investment Managers, Inc.
Term Loan - Second Lien, Maturing April 30, 2023(5)		3,800	3,800,000
Salient Partners L.P.
Term Loan, 9.85%, (3 mo. USD LIBOR + 8.50%), Maturing May 19, 2021		8,951	8,682,591

			$56,415,995

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development — 2.3%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 31, 2023		31,964	$32,190,779
Beacon Roofing Supply, Inc.
Term Loan, Maturing August 23, 2024(5)		6,625	6,671,925
Capital Automotive L.P.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 24, 2024		4,842	4,869,420
Core & Main L.P.
Term Loan, 4.46%, (6 mo. USD LIBOR + 3.00%), Maturing August 1, 2024		8,525	8,608,477
CPG International, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 3, 2024		15,553	15,696,415
DTZ U.S. Borrower, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021		33,007	33,218,310
Hanjin International Corp.
Term Loan, 3.85%, (3 mo. USD LIBOR + 2.50%), Maturing September 20, 2020		5,650	5,678,250
Henry Company, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing October 5, 2023		7,482	7,562,758
PCF GmbH
Term Loan, 4.00%, (1 mo. EURIBOR + 3.25%, Floor 0.75%), Maturing August 1, 2024	EUR	8,625	10,148,862
Ply Gem Industries, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 1, 2021		8,288	8,353,252
Quikrete Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023		36,003	36,092,945
RE/MAX International, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		21,642	21,737,105
Realogy Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing July 20, 2021		4,905	4,914,260
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 20, 2022		10,931	11,007,632
Summit Materials Companies I, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 17, 2022		7,600	7,669,732
VICI Properties 1, LLC
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing October 14, 2022		684	685,108

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Werner FinCo L.P.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		6,175	$6,167,281
WireCo WorldGroup, Inc.
Term Loan, 6.82%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2023		7,950	7,997,411

			$229,269,922

Business Equipment and Services — 8.8%
Acosta Holdco, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		12,609	$11,110,057
AlixPartners, LLP
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		22,636	22,784,812
Altisource Solutions S.a.r.l.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing December 9, 2020		8,266	7,925,488
Avatar Purchaser, Inc.
Term Loan, Maturing September 6, 2024(5)		14,600	14,636,500
Belron S.A.
Term Loan, Maturing October 26, 2024(5)	EUR	2,750	3,233,367
Term Loan, Maturing October 26, 2024(5)		6,175	6,229,031
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.61%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		6,010	6,050,571
Camelot UK Holdco Limited
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 3, 2023		19,949	20,101,733
Cast and Crew Payroll, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 26, 2024		6,903	6,956,926
Change Healthcare Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		76,889	77,390,554
Charah, LLC
Term Loan, 7.49%, (1 mo. USD LIBOR + 6.25%), Maturing October 25, 2024		7,375	7,411,875
Corporate Capital Trust, Inc.
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019		17,539	17,593,246
CPM Holdings, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing April 11, 2022		3,478	3,524,143
Crossmark Holdings, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		35,668	23,862,150

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024		14,040	$14,099,987
DigiCert, Inc.
Term Loan, Maturing October 31, 2024(5)		10,925	11,077,950
Education Management, LLC
Revolving Loan, 5.17%, (USD LIBOR + 4.50%), Maturing March 31, 2019(2)(3)(4)		6,523	3,098,460
Term Loan, 5.85%, (3 mo. USD LIBOR + 4.50%), Maturing July 2, 2020(3)		4,614	2,191,486
Term Loan, 8.85%, (3 mo. USD LIBOR + 7.50%), Maturing July 2, 2020(3)		10,387	0
EIG Investors Corp.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing February 9, 2023		50,239	50,819,630
Element Materials Technology Group US Holdings, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		4,325	4,377,259
Extreme Reach, Inc.
Term Loan, 7.59%, (3 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		10,458	10,470,681
First Data Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 2, 2020		14,406	14,449,205
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		53,049	53,268,028
Garda World Security Corporation
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing May 24, 2024		21,709	21,926,402
Term Loan, 6.03%, (3 mo. USD LIBOR + 4.75%), Maturing May 24, 2024	CAD	9,975	7,756,024
Gartner, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 20, 2022		2,925	2,943,281
Global Payments, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 21, 2023		6,393	6,423,510
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 4.00%), Maturing August 26, 2024		18,450	18,542,250
IG Investment Holdings, LLC
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing October 31, 2021		27,575	27,953,950
Information Resources, Inc.
Term Loan, 5.62%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		16,094	16,267,137

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ION Trading Finance Limited
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing August 11, 2023	EUR	11,937	$14,071,844
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing August 11, 2023		13,172	13,180,005
J.D. Power and Associates
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		13,221	13,370,040
KAR Auction Services, Inc.
Term Loan, 3.63%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		14,307	14,408,639
Kronos Incorporated
Term Loan, 4.81%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2023		62,106	62,599,285
Monitronics International, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		22,866	22,711,533
PGX Holdings, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		10,573	10,573,176
Prime Security Services Borrower, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		17,433	17,607,337
Red Ventures, LLC
Term Loan, Maturing October 11, 2022(5)		13,625	13,548,359
ServiceMaster Company
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		37,120	37,339,730
Spin Holdco, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing November 14, 2022		38,042	38,299,355
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2024	EUR	14,375	16,884,245
Tempo Acquisition, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		9,626	9,668,989
Trans Union, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		10,712	10,754,635
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.06%, (3 mo. USD LIBOR + 2.75%), Maturing September 2, 2021		26,970	27,040,198
Vantiv, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing August 7, 2024		11,197	11,269,347
Term Loan, Maturing September 18, 2024(5)		3,153	3,163,472

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Vestcom Parent Holdings, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		13,123	$13,221,750
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		1,555	1,558,899
West Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		12,294	12,306,467

			$858,052,998

Cable and Satellite Television — 3.7%
Atlantic Broadband Finance, LLC
Term Loan, Maturing August 11, 2024(5)		5,000	$5,003,905
Charter Communications Operating, LLC
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2020		2,481	2,494,717
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing January 3, 2021		2,481	2,494,178
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		31,664	31,922,983
CSC Holdings, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		34,724	34,680,297
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,953	11,646,237
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		20,597	20,606,160
Radiate Holdco, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		7,164	7,101,874
Telenet Financing USD, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2025		33,625	33,797,799
Telnet International Finance S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 31, 2026	EUR	2,500	2,938,880
Unitymedia Hessen GmbH & Co. KG
Term Loan, Maturing October 16, 2024(5)	EUR	10,000	11,703,825
UPC Financing Partnership
Term Loan, 3.73%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		25,255	25,368,648
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing October 15, 2026	EUR	3,900	4,563,306

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Bristol, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		79,000	$79,388,838
Virgin Media Investment Holdings Limited
Term Loan, 3.80%, (1 mo. GBP LIBOR + 3.50%), Maturing January 31, 2026	GBP	14,475	19,319,097
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	22,850	26,727,723
Ziggo Secured Finance Partnership
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		42,375	42,516,236

			$362,274,703

Chemicals and Plastics — 5.0%
Alpha 3 B.V.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		5,636	$5,678,144
Aruba Investments, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing February 2, 2022		3,855	3,871,393
Ashland, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing May 17, 2024(4)		6,309	6,353,876
Avantor, Inc.
Term Loan, Maturing September 7, 2024(5)		14,000	14,050,316
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing February 1, 2023	EUR	12,878	15,171,199
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing June 1, 2024		43,591	43,881,370
Caldic B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing June 27, 2024	EUR	1,500	1,765,566
Chemours Company (The)
Term Loan, 3.00%, (6 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing May 12, 2022	EUR	7,064	8,302,219
Emerald Performance Materials, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,302	5,341,266
Ferro Corporation
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing February 14, 2024	EUR	2,985	3,506,196
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 14, 2024		9,278	9,337,812

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group GmbH
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,769	$2,693,138
Flint Group US, LLC
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,752	16,291,278
Gemini HDPE, LLC
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 7, 2021		10,317	10,388,288
H.B. Fuller Company
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 12, 2024		22,600	22,757,386
Huntsman International, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2023		6,911	6,960,463
Ineos Finance PLC
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing March 31, 2022	EUR	14,981	17,487,636
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing April 1, 2024	EUR	48,087	56,132,710
Ineos US Finance, LLC
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2022		8,874	8,907,449
Term Loan, Maturing March 31, 2024(5)		7,625	7,625,000
Term Loan, Maturing March 31, 2024(5)	EUR	34,200	39,977,923
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		13,710	13,770,044
Kraton Polymers, LLC
Term Loan, 3.25%, (3 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing January 6, 2022	EUR	4,231	4,982,114
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing January 6, 2022		13,869	14,092,110
MacDermid, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		5,292	5,330,253
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	3,234	3,798,910
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		29,209	29,407,923
Orion Engineered Carbons GmbH
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing July 25, 2021		7,272	7,335,786
PQ Corporation
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2022		12,517	12,674,454

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Proampac PG Borrower, LLC
Term Loan, 5.30%, (USD LIBOR + 4.00%), Maturing November 18, 2023(4)	2,040	$2,063,628
Solenis International L.P.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 31, 2021	4,585	4,600,760
Sonneborn Refined Products B.V.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	956	967,027
Sonneborn, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	5,419	5,479,819
Tata Chemicals North America, Inc.
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020	5,654	5,671,149
Trinseo Materials Operating S.C.A.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2024	4,116	4,155,444
Tronox Blocked Borrower, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	11,655	11,732,959
Tronox Finance, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	26,895	27,076,059
Unifrax Corporation
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 4, 2024	6,060	6,120,411
Univar, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 1, 2022	15,842	15,928,858
Venator Materials Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	4,325	4,376,359
Versum Materials, Inc.
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing September 29, 2023	5,816	5,853,509

		$491,898,204

Clothing / Textiles — 0.1%
Samsonite International S.A.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2023	10,912	$10,999,291

		$10,999,291

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%
Penn Engineering & Manufacturing Corp.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,843	$2,860,643
SGB-SMIT Management GmbH
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	6,713	7,816,613

			$10,677,256

Containers and Glass Products — 2.2%
Anchor Glass Container Corporation
Term Loan, 4.02%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		5,632	$5,671,746
Berry Plastics Group, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 1, 2022		16,310	16,381,619
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		7,463	7,490,484
BWAY Holding Company
Term Loan, 4.60%, (USD LIBOR + 3.25%), Maturing April 3, 2024(4)		15,885	15,951,842
Consolidated Container Company, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 22, 2024		4,300	4,335,608
Flex Acquisition Company, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		41,004	41,315,769
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	20,625	24,052,049
Libbey Glass, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,602	10,072,239
Multi Color Corporation
Term Loan, Maturing September 20, 2024(5)		3,850	3,882,486
Reynolds Group Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		56,504	56,885,511
Ring Container Technologies Group, LLC
Term Loan, Maturing October 31, 2024(5)		5,500	5,512,034
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 13, 2022		23,872	24,033,374
Tekni-Plex, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		3,425	3,453,541

			$219,038,302

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.2%
KIK Custom Products, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing August 26, 2022	18,935	$19,171,316

		$19,171,316

Drugs — 3.3%
Albany Molecular Research, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	15,525	$15,651,140
Alkermes, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing September 25, 2021	19,221	19,347,519
Amneal Pharmaceuticals, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2019	25,906	26,124,991
Arbor Pharmaceuticals, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	30,335	30,411,062
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	52,643	53,393,226
Horizon Pharma, Inc.
Term Loan, 4.50%, (3 mo. USD LIBOR + 3.25%), Maturing March 29, 2024	15,971	16,059,578
Jaguar Holding Company II
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing August 18, 2022(4)	68,633	69,096,884
Mallinckrodt International Finance S.A.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	23,507	23,585,223
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 1, 2022	68,166	69,563,335

		$323,232,958

Ecological Services and Equipment — 0.8%
Advanced Disposal Services, Inc.
Term Loan, 3.95%, (1 week USD LIBOR + 2.75%), Maturing November 10, 2023	41,188	$41,582,270
Clean Harbors, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2024	3,167	3,182,898
EnergySolutions, LLC
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 29, 2020	13,167	13,413,486

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
GFL Environmental, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 29, 2023	14,334	$14,414,600
Strategic Materials, Inc.
Term Loan, Maturing October 25, 2024(5)	2,400	2,394,000
Wrangler Buyer Corp.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	5,900	5,955,838

		$80,943,092

Electronics / Electrical — 8.9%
Almonde, Inc.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	29,525	$29,480,712
Answers Finance, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing April 15, 2021	5,623	5,496,236
Term Loan - Second Lien, 9.00%, (USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	4,668	4,493,393
Applied Systems, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	25,600	25,948,442
Aptean, Inc.
Term Loan, 5.59%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	18,333	18,525,370
Term Loan - Second Lien, 10.84%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023	2,635	2,650,647
Avast Software B.V.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2023	23,556	23,723,954
Campaign Monitor Finance Pty. Limited
Term Loan, 6.58%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	13,135	12,823,535
CommScope, Inc.
Term Loan, 3.37%, (USD LIBOR + 2.00%), Maturing December 29, 2022(4)	9,188	9,229,656
CPI International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	7,375	7,403,807
Cypress Semiconductor Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 5, 2021	11,147	11,241,296
Electrical Components International, Inc.
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	10,989	11,081,514

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Electro Rent Corporation
Term Loan, 6.27%, (2 mo. USD LIBOR + 5.00%), Maturing January 19, 2024		13,151	$13,347,884
Energizer Holdings, Inc.
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing June 30, 2022		8,362	8,408,622
Entegris, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		3,281	3,301,784
Exact Merger Sub, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		7,075	7,145,750
Excelitas Technologies Corp.
Term Loan, 6.34%, (3 mo. USD LIBOR + 5.00%), Maturing October 31, 2020		13,228	13,277,846
Eze Castle Software, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 6, 2020		9,629	9,701,076
Go Daddy Operating Company, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 15, 2024		57,170	57,488,003
GTCR Valor Companies, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 16, 2023		10,900	11,072,863
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing June 20, 2023	EUR	3,000	3,544,783
Hyland Software, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022		26,708	26,991,395
Infoblox, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing November 7, 2023		18,017	18,069,291
Infor (US), Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing February 1, 2022	EUR	13,315	15,628,458
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		83,499	83,759,957
Informatica Corporation
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 5, 2022		47,736	47,897,961
Lattice Semiconductor Corporation
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		6,571	6,636,592
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,610	19,663,235

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MA FinanceCo., LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021	40,759	$40,814,478
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	5,424	5,434,674
MTS Systems Corporation
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	990	998,663
Renaissance Learning, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 9, 2021	15,682	15,792,170
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing April 11, 2022	4,550	4,592,656
Rocket Software, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 14, 2023	11,261	11,410,225
Seattle Spinco, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	36,626	36,701,696
SkillSoft Corporation
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	43,291	41,586,524
Sparta Systems, Inc.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2024	3,500	3,520,416
SS&C Technologies, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	952	957,999
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	19,760	19,892,900
SurveyMonkey, Inc.
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	18,391	18,597,433
Switch Ltd.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024	2,843	2,875,153
Synchronoss Technologies, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 19, 2024	8,184	8,187,713
Syncsort Incorporated
Term Loan, 6.31%, (3 mo. USD LIBOR + 5.00%), Maturing August 9, 2024	16,800	16,585,800
Tibco Software, Inc.
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	6,085	6,125,416
Uber Technologies
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023	48,282	48,673,956

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Veritas Bermuda Ltd.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	22,893	$23,041,996
VF Holding Corp.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023	32,260	32,490,356
Wall Street Systems Delaware, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 26, 2023	11,256	11,309,614
Western Digital Corporation
Term Loan, 2.99%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2021	2,963	2,979,164
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2023	13,902	14,002,075

		$874,605,139

Equipment Leasing — 0.7%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing September 20, 2020	2,718	$2,736,497
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 3, 2022	61,402	61,904,318
Delos Finance S.a.r.l.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 6, 2023	1,000	1,008,750

		$65,649,565

Financial Intermediaries — 3.6%
Americold Realty Operating Partnership L.P.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 1, 2022	6,353	$6,424,323
Armor Holding II, LLC
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020	12,513	12,653,291
Term Loan - Second Lien, 10.34%, (3 mo. USD LIBOR + 9.00%), Maturing December 26, 2020	6,200	6,223,250
Citco Funding, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022	33,891	34,208,490
Clipper Acquisitions Corp.
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing February 6, 2020	5,929	5,967,824
Donnelley Financial Solutions, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023	6,171	6,210,000

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
FinCo I, LLC
Term Loan, 2.75%, (USD LIBOR + 2.75%), Maturing June 14, 2022	13,225	$13,416,485
Focus Financial Partners, LLC
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 3, 2024	12,450	12,577,613
Freedom Mortgage Corporation
Term Loan, 6.96%, (6 mo. USD LIBOR + 5.50%), Maturing February 23, 2022	36,113	36,835,734
Geo Group, Inc. (The)
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing March 22, 2024	5,348	5,360,661
Greenhill & Co., Inc.
Term Loan, 5.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)	11,675	11,740,672
Guggenheim Partners, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	41,243	41,562,689
Harbourvest Partners, LLC
Term Loan, 3.86%, (3 mo. USD LIBOR + 2.50%), Maturing February 4, 2021	10,722	10,735,690
Jefferies Finance, LLC
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing July 26, 2024	2,000	2,008,750
LPL Holdings, Inc.
Term Loan, 3.65%, (USD LIBOR + 2.25%), Maturing September 23, 2024(4)	15,012	15,071,013
MIP Delaware, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	3,107	3,118,895
NXT Capital, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing November 22, 2022	25,567	25,950,201
Ocwen Financial Corporation
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	3,874	3,876,484
Quality Care Properties, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	29,408	29,456,810
Sesac Holdco II, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 23, 2024	10,534	10,534,198
Virtus Investment Partners, Inc.
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing June 1, 2024	5,511	5,580,077
Walker & Dunlop, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing December 11, 2020	11,631	11,769,271

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 18, 2020		43,570	$41,264,693

			$352,547,114

Food Products — 2.8%
Alphabet Holding Company, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		26,825	$26,284,315
American Seafoods Group, LLC
Term Loan, 4.57%, (USD LIBOR + 3.25%), Maturing August 21, 2023(4)		3,825	3,872,813
Badger Buyer Corp.
Term Loan, 5.38%, (3 mo. USD LIBOR + 4.00%), Maturing September 26, 2024		4,075	4,119,572
Blue Buffalo Company Ltd.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing May 27, 2024		11,222	11,327,080
Del Monte Foods, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,661	22,928,035
Dole Food Company, Inc.
Term Loan, 4.01%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		19,055	19,163,656
High Liner Foods Incorporated
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		15,165	15,240,455
HLF Financing S.a.r.l.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023		16,531	16,745,327
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 2, 2022	EUR	4,500	5,301,884
Term Loan, 3.56%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022		25,018	25,198,147
JBS USA, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		66,282	65,328,841
Keurig Green Mountain, Inc.
Term Loan, 2.75%, (1 week USD LIBOR + 1.50%), Maturing March 3, 2021		8,105	8,100,301
Nomad Foods Europe Midco Limited
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing May 15, 2024	EUR	6,800	8,013,394
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2024		6,650	6,704,031

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Pinnacle Foods Finance, LLC
Term Loan, 3.23%, (1 mo. USD LIBOR + 2.00%), Maturing February 2, 2024		8,139	$8,187,844
Post Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 24, 2024		19,754	19,863,766
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	7,024,769

			$273,404,230

Food Service — 2.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.53%, (USD LIBOR + 2.25%), Maturing February 16, 2024(4)		78,389	$78,502,976
Centerplate, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 26, 2019		8,886	8,891,420
NPC International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		9,576	9,647,820
Pizza Hut Holdings, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 16, 2023		20,248	20,385,655
Selecta Group B.V.
Term Loan, 4.50%, (3 mo. EURIBOR + 4.00%, Floor 0.50%), Maturing June 15, 2020	EUR	10,745	12,418,503
Seminole Hard Rock Entertainment, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		3,950	3,973,552
TKC Holdings, Inc.
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing February 1, 2023		10,721	10,833,364
US Foods, Inc.
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2023		2,480	2,502,386
Weight Watchers International, Inc.
Term Loan, 4.55%, (USD LIBOR + 3.25%), Maturing April 2, 2020(4)		48,074	47,725,183
Welbilt, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		9,216	9,296,407

			$204,177,266

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 1.5%
Albertsons, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		14,813	$14,396,275
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		8,675	8,420,930
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		51,414	49,917,950
General Nutrition Centers, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing March 4, 2019		6,410	6,126,258
Holland & Barrett International
Term Loan, 5.58%, (3 mo. GBP LIBOR + 5.25%), Maturing August 4, 2024	GBP	4,675	6,075,866
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,675	5,340,161
Rite Aid Corporation
Term Loan - Second Lien, 6.00%, (1 mo. USD LIBOR + 4.75%), Maturing August 21, 2020		48,538	49,144,285
Supervalu, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		2,612	2,537,437
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		4,353	4,229,061

			$146,188,223

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023		10,123	$10,198,671

			$10,198,671

Health Care — 8.6%
Acadia Healthcare Company, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 11, 2022		3,161	$3,186,305
ADMI Corp.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2022		15,618	15,780,907
Akorn, Inc.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021		15,325	15,468,654
Alliance Healthcare Services, Inc.
Term Loan, Maturing October 24, 2023(5)		9,200	9,234,500
Term Loan - Second Lien, Maturing October 3, 2024(5)		5,575	5,491,375

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	7,117	$7,152,191
Auris Luxembourg III S.a.r.l.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	2,977	3,012,511
BioClinica, Inc.
Term Loan, 5.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	10,823	10,652,044
CareCore National, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing March 5, 2021	31,857	31,936,797
Carestream Dental Equiment, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	4,200	4,212,470
CHG Healthcare Services, Inc.
Term Loan, 4.63%, (USD LIBOR + 3.25%), Maturing June 7, 2023(4)	24,278	24,552,450
Community Health Systems, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 31, 2019	13,079	12,874,653
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing January 27, 2021	18,013	17,474,053
Concentra, Inc.
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 1, 2022	6,125	6,130,879
Convatec, Inc.
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	5,746	5,774,856
CPI Holdco, LLC
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing March 21, 2024	9,577	9,696,595
DJO Finance, LLC
Term Loan, 4.54%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)	25,948	26,003,074
Envision Healthcare Corporation
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	74,313	74,745,982
Equian, LLC
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	3,528	3,569,817
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	1,086	1,098,405
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	19,008	19,177,648

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
GHX Ultimate Parent Corporation
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	7,481	$7,556,062
Greatbatch Ltd.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 27, 2022	14,169	14,208,039
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.45%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	41,019	41,209,982
HCA, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	1,493	1,504,043
Immucor, Inc.
Term Loan, 6.31%, (2 mo. USD LIBOR + 5.00%), Maturing June 15, 2021	1,496	1,525,988
INC Research, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2024	5,168	5,200,806
Indivior Finance S.a.r.l.
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing December 19, 2019	10,145	10,271,685
Kindred Healthcare, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	30,382	30,527,455
Kinetic Concepts, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	27,780	27,786,153
KUEHG Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	26,980	27,101,137
Term Loan - Second Lien, 9.58%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,425	4,436,063
Medical Depot Holdings, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	7,261	6,648,400
Medical Solutions, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 9, 2024	5,062	5,119,264
MMM Holdings, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	8,524	8,353,845
MPH Acquisition Holdings, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	42,951	43,332,515
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	6,197	6,073,202

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
National Mentor Holdings, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	5,361	$5,415,910
Navicure, Inc.
Term Loan, Maturing October 3, 2024(5)	7,150	7,167,875
New Millennium Holdco, Inc.
Term Loan, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	3,296	1,643,659
Opal Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing November 27, 2020	26,312	25,423,549
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	39,220	39,420,058
Parexel International Corporation
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	29,525	29,849,775
PharMerica Corporation
Term Loan, Maturing September 26, 2024(5)	9,050	9,112,219
Term Loan - Second Lien, Maturing September 26, 2025(5)	4,650	4,679,063
Press Ganey Holdings, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing October 23, 2023	10,893	10,974,383
Quintiles IMS Incorporated
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	21,538	21,712,967
Term Loan, 3.32%, (3 mo. USD LIBOR + 2.00%), Maturing January 31, 2025	12,675	12,767,426
RadNet, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	15,989	16,109,222
Select Medical Corporation
Term Loan, 4.85%, (USD LIBOR + 3.50%), Maturing March 1, 2021(4)	17,437	17,647,059
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	4,239	4,254,720
Surgery Center Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	19,075	18,974,856
Team Health Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	38,382	38,062,287
Tecomet, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2024	8,703	8,735,824

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
U.S. Anesthesia Partners, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 23, 2024		13,391	$13,441,655
Vedici Groupe
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,500	10,015,709

			$843,489,021

Home Furnishings — 0.7%
Bright Bidco B.V.
Term Loan, 5.82%, (USD LIBOR + 4.50%), Maturing June 30, 2024(4)		15,486	$15,679,765
Serta Simmons Bedding, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		52,578	52,008,113

			$67,687,878

Industrial Equipment — 3.9%
Apex Tool Group, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2020		39,419	$39,128,101
Clark Equipment Company
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 18, 2024		26,200	26,423,926
Delachaux S.A.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		8,038	8,118,785
Dragon Merger Sub, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		9,525	9,638,109
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	2,704	3,180,353
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	6,759	7,950,882
DXP Enterprises, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 14, 2023		5,800	5,843,500
Engineered Machinery Holdings, Inc.
Term Loan, 4.28%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024(2)		351	351,543
Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		2,699	2,704,176
EWT Holdings III Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing January 15, 2021		21,349	21,562,035

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Filtration Group Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2020		15,634	$15,772,601
Gardner Denver, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,332	7,384,245
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		14,600	14,669,992
Gates Global, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing April 1, 2024	EUR	9,627	11,314,312
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 1, 2024		34,617	34,860,456
Harsco Corporation
Term Loan, 6.25%, (1 mo. USD LIBOR + 5.00%), Maturing November 2, 2023		6,054	6,165,243
Hayward Industries, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		5,000	5,052,085
Husky Injection Molding Systems Ltd.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2021		23,138	23,341,440
Milacron, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 28, 2023		31,363	31,572,097
Paladin Brands Holding, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		11,325	11,409,937
Paternoster Holding IV GmbH
Term Loan, 6.00%, (3 mo. EURIBOR + 5.00%, Floor 1.00%), Maturing March 31, 2022	EUR	15,300	18,103,449
Rexnord, LLC
Term Loan, 4.09%, (USD LIBOR + 2.75%), Maturing August 21, 2023(4)		42,018	42,321,762
Robertshaw US Holding Corp.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 10, 2024		5,200	5,260,128
Signode Industrial Group US, Inc.
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing May 4, 2021(4)		7,327	7,400,167
STS Operating, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 12, 2021		5,466	5,513,621
Tank Holding Corp.
Term Loan, 5.54%, (USD LIBOR + 4.25%), Maturing March 16, 2022(4)		8,365	8,398,878

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Terex Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing January 31, 2024	2,985	$3,001,170
Thermon Industries, Inc.
Term Loan, Maturing October 24, 2024(5)	4,150	4,170,750

		$380,613,743

Insurance — 2.6%
Alliant Holdings I, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 12, 2022	20,517	$20,683,967
AmWINS Group, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024	28,882	29,014,115
Asurion, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022	29,342	29,590,832
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	33,910	34,215,764
Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025	17,850	18,444,066
Cunningham Lindsey U.S., Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 10, 2019	14,882	14,676,929
Term Loan - Second Lien, 9.33%, (3 mo. USD LIBOR + 8.00%), Maturing June 10, 2020	4,700	4,277,000
Hub International Limited
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing October 2, 2020	52,153	52,629,292
NFP Corp.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 8, 2024	15,308	15,469,588
USI Holdings Corporation
Term Loan, Maturing July 26, 2024(5)	6,675	6,670,828
USI, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	25,000	25,059,375

		$250,731,756

Leisure Goods / Activities / Movies — 3.1%
AMC Entertainment, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	10,101	$10,089,148
Ancestry.com Operations, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	33,784	34,126,858

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2023	44,327	$44,604,295
Bright Horizons Family Solutions, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2023	10,572	10,655,572
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	18,154	18,293,850
ClubCorp Club Operations, Inc.
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing August 15, 2024	20,175	20,241,194
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	16,425	16,555,037
Emerald Expositions Holding, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 22, 2024	12,743	12,858,553
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	279	281,380
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	2,164	2,180,698
Live Nation Entertainment, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	42,847	43,088,227
Match Group, Inc.
Term Loan, 3.81%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	7,797	7,874,844
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 31, 2024	17,434	17,197,709
SRAM, LLC
Term Loan, 4.53%, (2 mo. USD LIBOR + 3.25%), Maturing March 15, 2024	26,466	26,573,614
Steinway Musical Instruments, Inc.
Term Loan, 5.13%, (3 mo. USD LIBOR + 3.75%), Maturing September 19, 2019	8,156	7,972,437
UFC Holdings, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	15,642	15,789,864
WMG Acquisition Corp.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2023	12,400	12,471,970

		$300,855,250

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 3.2%
Amaya Holdings B.V.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	44,766	$45,113,078
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 1, 2022	2,636	2,662,613
Aristocrat Leisure Limited
Term Loan, 3.36%, (3 mo. USD LIBOR + 2.00%), Maturing September 19, 2024	5,925	5,954,625
Boyd Gaming Corporation
Term Loan, 3.70%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023	12,926	13,001,920
Caesars Growth Properties Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 8, 2021	2,488	2,492,164
CityCenter Holdings, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 18, 2024	22,045	22,163,593
Cyan Blue Holdco 3 Limited
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	3,142	3,173,546
Eldorado Resorts, LLC
Term Loan, 3.50%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)	11,899	11,936,673
ESH Hospitality, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 30, 2023	28,071	28,285,223
Four Seasons Hotels Limited
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2023	9,230	9,303,806
Gateway Casinos & Entertainment Limited
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2023	4,140	4,195,684
Golden Nugget, Inc.
Term Loan, 4.53%, (USD LIBOR + 3.25%), Maturing October 4, 2023(4)	39,977	40,420,485
Hilton Worldwide Finance, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023	54,856	55,243,739
La Quinta Intermediate Holdings, LLC
Term Loan, 4.11%, (3 mo. USD LIBOR + 2.75%), Maturing April 14, 2021	15,368	15,485,441
Las Vegas Sands, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 29, 2024	4,657	4,688,216

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 25, 2023		29,328	$29,511,409
Playa Resorts Holding B.V.
Term Loan, 4.37%, (USD LIBOR + 3.00%), Maturing April 5, 2024(4)		11,521	11,554,732
Richmond UK Bidco Limited
Term Loan, 4.65%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	3,000	3,980,466

			$309,167,413

Nonferrous Metals / Minerals — 1.2%
Dynacast International, LLC
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		14,950	$15,136,865
Fairmount Santrol, Inc.
Term Loan, 6.75%, (USD Prime + 2.50%), Maturing September 5, 2019		35,916	35,893,114
Term Loan, Maturing October 12, 2024(5)		20,000	20,056,260
Murray Energy Corporation
Term Loan, 8.58%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020		22,270	19,987,475
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)(7)		194	116,311
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		3,223	513,353
Oxbow Carbon, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 19, 2020		7,434	7,536,598
Term Loan - Second Lien, 8.24%, (1 mo. USD LIBOR + 7.00%), Maturing January 17, 2020		12,825	12,881,109
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)(7)		2,472	1,559,747

			$113,680,832

Oil and Gas — 3.1%
Ameriforge Group, Inc.
Term Loan, 14.33%, (9.33% (3 mo. USD LIBOR + 8.00%) Cash, 5.00% PIK), Maturing June 8, 2022		22,497	$23,853,972

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Aquilex Holdings, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing October 3, 2024	8,175	$8,246,531
Term Loan - Second Lien, 9.74%, (3 mo. USD LIBOR + 8.50%), Maturing October 3, 2025	4,450	4,394,375
BCP Raptor, LLC
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024	7,980	8,082,248
Bronco Midstream Funding, LLC
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 15, 2020	24,361	24,619,617
CITGO Holding, Inc.
Term Loan, 9.84%, (3 mo. USD LIBOR + 8.50%), Maturing May 12, 2018	8,984	9,103,820
CITGO Petroleum Corporation
Revolving Loan, 1.12%, (USD Prime + 1.75%), Maturing July 23, 2019(2)	12,500	12,292,500
Term Loan, 4.84%, (USD LIBOR + 3.50%), Maturing July 29, 2021	15,762	15,854,443
Crestwood Holdings, LLC
Term Loan, 9.24%, (1 mo. USD LIBOR + 8.00%), Maturing June 19, 2019	7,371	7,403,243
Fieldwood Energy, LLC
Term Loan, 4.21%, (3 mo. USD LIBOR + 2.88%), Maturing September 28, 2018	18,035	17,336,032
Term Loan, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 31, 2020	7,471	6,767,224
Term Loan, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	9,874	7,022,615
Term Loan - Second Lien, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	13,852	5,287,036
Green Plains Renewable Energy, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	11,325	11,409,937
MEG Energy Corp.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	52,426	52,679,067
Paragon Offshore Finance Company
Term Loan, 0.00%, Maturing July 18, 2021(3)(6)	199	0
Term Loan, 7.35%, (3 mo. USD LIBOR + 6.00% (1.00% Cash, 6.35% PIK)), Maturing July 18, 2022	1,457	1,202,132
Seadrill Partners Finco, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 21, 2021	26,586	20,327,227

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	947	$805,255
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	2,540	2,159,177
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	18,261	15,521,681
Sheridan Production Partners I, LLC
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,793	1,518,219
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	2,935	2,485,601
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	22,150	18,758,086
Southcross Energy Partners L.P.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing August 4, 2021	7,763	6,763,130
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023(7)	1,231	1,067,171
Ultra Resources, Inc.
Term Loan, 4.31%, (USD LIBOR + 3.00%), Maturing April 12, 2024(4)	15,825	15,871,162

		$300,831,501

Publishing — 1.2%
Ascend Learning, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 12, 2024	12,550	$12,645,430
Getty Images, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	54,425	47,758,343
Harland Clarke Holdings Corp.
Term Loan, 7.33%, (3 mo. USD LIBOR + 6.00%), Maturing December 31, 2021	4,905	4,938,259
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing February 9, 2022	8,046	8,071,384
LSC Communications, Inc.
Term Loan, 7.20%, (1 week USD LIBOR + 6.00%), Maturing September 30, 2022	9,750	9,847,500
Merrill Communications, LLC
Term Loan, 6.63%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	7,254	7,306,549
ProQuest, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	12,771	12,909,539

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 14, 2020	8,819	$8,861,353
Tweddle Group, Inc.
Term Loan, 7.38%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022	8,446	8,509,282

		$120,847,639

Radio and Television — 3.0%
ALM Media Holdings, Inc.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	8,533	$7,765,144
AP NMT Acquisition B.V.
Term Loan, 7.09%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	6,620	6,401,543
CBS Radio, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 17, 2023	11,519	11,623,303
Term Loan, Maturing October 17, 2023(5)	5,200	5,242,900
Cumulus Media Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing December 23, 2020	66,720	58,296,354
E.W. Scripps Company (The)
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 16, 2024	4,175	4,208,922
Entercom Radio, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 3.50%), Maturing November 1, 2023	17,769	17,846,383
Entravision Communications Corporation
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2020	14,436	14,485,666
Gray Television, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 7, 2024	3,846	3,880,278
Hubbard Radio, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing May 27, 2022	6,563	6,579,742
iHeartCommunications, Inc.
Term Loan, 8.08%, (3 mo. USD LIBOR + 6.75%), Maturing January 30, 2019	33,740	25,368,090
Term Loan, 8.83%, (3 mo. USD LIBOR + 7.50%), Maturing July 30, 2019	5,384	4,068,129
Mission Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	2,920	2,940,194

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	23,260	$23,417,724
Radio Systems Corporation
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 2, 2024	4,738	4,773,661
Raycom TV Broadcasting, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	12,225	12,316,687
Sinclair Television Group, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,366	14,420,311
Univision Communications, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	68,157	67,916,395

		$291,551,426

Retailers (Except Food and Drug) — 3.4%
Ascena Retail Group, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	12,759	$11,128,486
Bass Pro Group, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,700	12,374,563
BJ’s Wholesale Club, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 3, 2024	10,000	9,772,486
CDW, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing August 17, 2023	21,145	21,304,824
Coinamatic Canada, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	272	273,009
David’s Bridal, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	24,059	19,920,613
Evergreen Acqco 1 L.P.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	24,172	22,238,267
Global Appliance, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	11,000	11,024,068
Harbor Freight Tools USA, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	17,542	17,655,602
J. Crew Group, Inc.
Term Loan, 4.29%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	26,410	14,031,522

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
LSF9 Atlantis Holdings, LLC
Term Loan, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	12,596	$12,687,630
Men’s Wearhouse, Inc. (The)
Term Loan, 4.77%, (USD LIBOR + 3.50%), Maturing June 18, 2021(4)	8,911	8,863,754
Michaels Stores, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 30, 2023	22,190	22,221,511
Neiman Marcus Group Ltd., LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	23,622	18,708,973
Party City Holdings, Inc.
Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing August 19, 2022	24,478	24,569,733
PetSmart, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	47,809	41,198,062
PFS Holding Corporation
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	10,084	9,101,036
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,554	9,219,670
Rent-A-Center, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 19, 2021	1,629	1,622,130
Staples, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,825	6,455,051
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing August 21, 2019	30,925	28,489,510
Vivid Seats Ltd.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2024	11,646	11,689,484

		$334,549,984

Steel — 0.5%
Atkore International, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 22, 2023	5,495	$5,540,832
Neenah Foundry Company
Term Loan, 7.79%, (2 mo. USD LIBOR + 6.50%), Maturing April 26, 2019	11,872	11,783,016

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
Zekelman Industries, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021		30,429	$30,629,978

			$47,953,826

Surface Transport — 0.5%
Avis Budget Car Rental, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing March 15, 2022		5,774	$5,762,168
Hertz Corporation (The)
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		10,616	10,599,872
Kenan Advantage Group, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		1,400	1,402,768
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		4,603	4,612,823
PODS, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		3,622	3,645,821
Stena International S.a.r.l.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		25,704	23,925,972

			$49,949,424

Telecommunications — 4.7%
CenturyLink, Inc.
Term Loan, 2.75%, Maturing January 31, 2025(7)		57,500	$56,811,208
Colorado Buyer, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		12,992	13,109,369
Consolidated Communications, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		14,649	14,438,672
Digicel International Finance Limited
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 28, 2024		9,750	9,829,219
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	20,950	24,537,475
Frontier Communications Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		21,696	20,695,587
Global Eagle Entertainment, Inc.
Term Loan, 8.71%, (3 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		12,122	11,899,338

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2019	55,859	$55,794,587
IPC Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	21,816	21,324,773
Level 3 Financing, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024	31,025	31,146,897
Mitel Networks Corporation
Term Loan, Maturing July 27, 2023(5)	5,050	5,105,237
Onvoy, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	12,960	12,955,832
SBA Senior Finance II, LLC
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing March 24, 2021	12,053	12,112,215
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing June 10, 2022	21,271	21,370,577
Sprint Communications, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	51,690	51,902,542
Syniverse Holdings, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	9,827	9,602,659
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	30,871	30,166,489
Telesat Canada
Term Loan, 4.32%, (2 mo. USD LIBOR + 3.00%), Maturing November 17, 2023	49,408	49,892,750
Unitymedia Finance, LLC
Term Loan, Maturing October 16, 2024(5)	10,800	10,785,377

		$463,480,803

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing May 3, 2020	4,148	$4,161,458
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2022	10	9,624
Calpine Corporation
Term Loan, 3.00%, (1 mo. USD LIBOR + 1.75%), Maturing November 30, 2017	779	780,438
Term Loan, 3.00%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	4,876	4,888,561
Term Loan, 4.09%, (3 mo. USD LIBOR + 2.75%), Maturing January 15, 2024	47,740	47,969,103

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dayton Power & Light Company (The)
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2022		5,508	$5,592,725
Dynegy, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 7, 2024		4,538	4,569,688
Granite Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021		1,707	1,728,233
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021		37,758	38,229,522
Invenergy Thermal Operating I, LLC
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022		2,134	2,016,679
Lightstone Generation, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024		1,709	1,719,034
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024		27,423	27,588,351
Lonestar Generation, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 4.25%), Maturing February 22, 2021		18,064	17,872,332
Longview Power, LLC
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021		3,568	2,301,279
Talen Energy Supply, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023		5,228	5,225,869
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024		8,051	8,042,592
TPF II Power, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 2, 2023		4,851	4,884,481

			$177,579,969

Total Senior Floating-Rate Loans (identified cost $9,061,777,671)			$8,993,928,869

Corporate Bonds & Notes — 3.3%

Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Federal-Mogul Holdings, LLC
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$7,060,526

			$7,060,526

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(10)
VICI Properties 1, LLC/VICI FC, Inc.
8.00%, 10/15/23		52	$58,448

			$58,448

Chemicals and Plastics — 0.2%
Avantor, Inc.
6.00%, 10/1/24(8)		4,425	$4,519,031
Hexion, Inc.
6.625%, 4/15/20		16,525	14,789,875
PQ Corp.
6.75%, 11/15/22(8)		4,000	4,340,000

			$23,648,906

Containers and Glass Products — 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		44,500	$45,334,820
4.859%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		9,925	10,152,531

			$55,487,351

Drugs — 0.4%
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/22(8)		11,092	$11,799,115
7.00%, 3/15/24(8)		14,419	15,644,615
5.50%, 11/1/25(8)		11,100	11,363,625

			$38,807,355

Electronics / Electrical — 0.2%
Western Digital Corp.
7.375%, 4/1/23(8)		13,000	$14,267,500

			$14,267,500

Entertainment — 0.1%
Vue International Bidco PLC
4.921%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	8,625	$10,129,964

			$10,129,964

Equipment Leasing — 0.0%(10)
International Lease Finance Corp.
7.125%, 9/1/18(8)		2,325	$2,422,565

			$2,422,565

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 0.0%(10)
Iceland Bondco PLC
4.629%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	2,084	$2,775,917

			$2,775,917

Health Care — 0.7%
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		7,500	$7,293,750
6.25%, 3/31/23		16,650	16,046,437
HCA, Inc.
4.75%, 5/1/23		9,766	10,242,093
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		13,800	14,559,000
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,171,875
4.375%, 10/1/21		9,700	9,714,550

			$71,027,705

Insurance — 0.0%(10)
Galaxy Bidco, Ltd.
5.28%, (3 mo. GBP LIBOR + 5.00%), 11/15/19(8)(9)	GBP	2,500	$3,338,172

			$3,338,172

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,456,250

			$8,456,250

Media — 0.1%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		6,300	$6,489,000

			$6,489,000

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		11,500	$11,873,750

			$11,873,750

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$6,678,045

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications, Inc.
6.75%, 9/15/22(8)		2,629	$2,730,874
5.125%, 2/15/25(8)		5,500	5,479,375

			$14,888,294

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		12,550	$7,153,500

			$7,153,500

Telecommunications — 0.2%
Selecta Netherlands B.V.
0.00%, 9/30/30	EUR	774	$315,734
Wind Acquisition Finance S.A.
4.919%, (3 mo. EURIBOR + 5.25%), 4/30/19(8)(9)	EUR	5,005	5,844,064
6.50%, 4/30/20(8)		7,375	7,635,706
Wind Tre SpA
(3 mo. EURIBOR + 2.75%), 1/20/24(8)(11)	EUR	6,675	7,822,023

			$21,617,527

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(8)		3,000	$3,108,750
5.875%, 1/15/24(8)		5,000	5,200,000
5.25%, 6/1/26(8)		10,925	10,993,281

			$19,302,031

Total Corporate Bonds & Notes (identified cost $322,949,033)			$318,804,761

Asset-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value

Ares XXVIII CLO, Ltd.
Series 2013-3A, Class E, 6.253%, (3 mo. USD LIBOR + 4.90%), 10/17/24(8)(9)	$3,000	$3,011,151
Avery Point II CLO, Ltd.
Series 2013-2A, Class E, 5.603%, (3 mo. USD LIBOR + 4.25%), 7/17/25(8)(9)	3,330	3,285,488
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 6.459%, (3 mo. USD LIBOR + 5.10%), 7/15/26(8)(9)	3,500	3,324,342

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.
Series 2017-1A, Class E, 7.505%, (3 mo. USD LIBOR + 6.25%), 7/15/30(8)(9)	$3,250	$3,186,735
Galaxy CLO, Ltd.
Series 2013-15A, Class ER, 8.004%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,508,728
Jay Park CLO, Ltd.
Series 2016-1A, Class D, 8.363%, (3 mo. USD LIBOR + 7.00%), 10/20/27(8)(9)	3,000	3,074,942
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 7.353%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(9)	1,500	1,504,364
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 8.816%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	900	926,493
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.863%, (3 mo. USD LIBOR + 3.50%), 4/20/25(8)(9)	6,950	6,974,904
Octagon Investment Partners XIV, Ltd.
Series 2012-1A, Class DR, 8.509%, (3 mo. USD LIBOR + 7.15%), 7/15/29(8)(9)	2,000	2,065,332
Park Avenue Institutional Advisers CLO, Ltd.
Series 2017-1A, Class D, (3 mo. USD LIBOR + 6.22%),11/14/29(8)(11)	1,500	1,445,394
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 7.663%, (3 mo. USD LIBOR + 6.30%), 7/20/30(8)(9)	3,000	2,918,973

Total Asset-Backed Securities (identified cost $33,318,016)		$34,226,846

Common Stocks — 1.2%

Security	Shares	Value

Aerospace and Defense — 0.3%
IAP Global Services, LLC(3)(12)(13)(14)	2,577	$26,681,392

		$26,681,392

Automotive — 0.0%(10)
Dayco Products, LLC(12)(13)	88,506	$2,765,813

		$2,765,813

Business Equipment and Services — 0.1%
Education Management Corp.(3)(12)(13)	65,471,595	$0
RCS Capital Corp.(12)(13)	421,149	12,423,896

		$12,423,896

Security	Shares	Value

Electronics / Electrical — 0.1%
Answers Corp.(12)(13)	906,100	$14,346,553

		$14,346,553

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(12)(13)	421,318	$136,928

		$136,928

Lodging and Casinos — 0.0%(10)
Caesars Entertainment Corp.(12)(13)	13,899	$179,992

		$179,992

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(12)(13)	2,830	$0

		$0

Oil and Gas — 0.5%
AFG Holdings, Inc.(12)(13)	977,278	$33,227,452
Paragon Offshore Finance Company, Class A(12)(13)	42,177	47,099
Paragon Offshore Finance Company, Class B(12)(13)	21,089	408,599
Paragon Offshore, Ltd.(12)(13)	42,177	722,281
Samson Resources II, LLC, Class A(12)(13)	435,055	10,586,324
Southcross Holdings Group, LLC(3)(12)(13)	1,281	0
Southcross Holdings L.P., Class A(12)(13)	1,281	717,360

		$45,709,115

Publishing — 0.2%
ION Media Networks, Inc.(3)(13)	28,605	$14,939,247
MediaNews Group, Inc.(12)(13)	162,730	2,603,679

		$17,542,926

Total Common Stocks (identified cost $69,351,595)		$119,786,615

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(3)(12)(13)	72,851	$0

Total Convertible Preferred Stocks (identified cost $5,141,580)		$0

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Warrants — 0.0%(10)

Security	Shares	Value

Electronics / Electrical — 0.0%(10)
Selecta Group S.a.r.l., Class D(12)(13)	28,514	$431,789

Total Warrants (identified cost $68,545)		$431,789

Short-Term Investments — 5.0%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(15)	492,457,821	$492,507,066

Total Short-Term Investments (identified cost $492,543,851)		$492,507,066

Total Investments — 101.7% (identified cost $9,985,150,291)		$9,959,685,946

Less Unfunded Loan Commitments — (0.2)%		$(20,018,222)

Net Investments — 101.5% (identified cost $9,965,132,069)		$9,939,667,724

Other Assets, Less Liabilities — (1.5)%		$(143,701,344)

Net Assets — 100.0%		$9,795,966,380

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $220,929,730 or 2.3% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(10)	Amount is less than 0.05%.

(11)	When-issued, variable rate security whose rate will be determined after October 31, 2017.

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	Affiliated company.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	15,000,000	USD	17,647,518	JPMorgan Chase Bank, N.A.	11/30/17	$—	$(149,453)
USD	7,963,806	CAD	10,037,437	HSBC Bank USA, N.A.	11/30/17	181,582	—
USD	165,247,965	EUR	136,842,251	State Street Bank and Trust Company	11/30/17	5,616,329	—
USD	104,056,211	EUR	88,121,619	Goldman Sachs International	12/29/17	1,062,277	—
USD	17,074,913	EUR	14,375,000	Goldman Sachs International	12/29/17	273,839	—
USD	4,591,564	EUR	3,900,000	Goldman Sachs International	12/29/17	33,360	—
USD	168,585,260	EUR	144,674,227	Goldman Sachs International	1/31/18	—	(838,748)
USD	35,105,363	GBP	26,697,799	State Street Bank and Trust Company	1/31/18	—	(455,785)

						$7,167,387	$(1,443,986)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $9,472,588,218)	$9,447,160,658
Affiliated investment, at value (identified cost, $492,543,851)	492,507,066
Cash	23,548,964
Deposits for derivatives collateral — forward foreign currency exchange contracts	4,000,000
Foreign currency, at value (identified cost, $31,694,983)	31,692,256
Interest receivable	29,944,314
Dividends receivable from affiliated investment	599,773
Receivable for investments sold	46,764,595
Receivable for open forward foreign currency exchange contracts	7,167,387
Prepaid expenses	841,161
Total assets	$10,084,226,174

Liabilities
Cash collateral due to brokers	$3,830,000
Payable for investments purchased	268,347,256
Payable for when-issued securities	9,307,255
Payable for open forward foreign currency exchange contracts	1,443,986
Payable to affiliates:
Investment adviser fee	4,058,881
Trustees’ fees	8,458
Accrued expenses	1,263,958
Total liabilities	$288,259,794
Commitments and contingencies (see Note 11)
Net Assets applicable to investors’ interest in Portfolio	$9,795,966,380

Sources of Net Assets
Investors’ capital	$9,815,297,629
Net unrealized depreciation	(19,331,249)
Total	$9,795,966,380

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income	$424,142,757
Dividends	3,901,561
Dividends from affiliated investment	7,329,892
Total investment income	$435,374,210

Expenses
Investment adviser fee	$46,482,826
Trustees’ fees and expenses	104,292
Custodian fee	1,838,710
Legal and accounting services	1,235,658
Interest expense and fees	2,562,038
Miscellaneous	371,038
Total expenses	$52,594,562

Net investment income	$382,779,648

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(63,377,175)
Investment transactions — affiliated investment	106,526
Foreign currency transactions	887,996
Forward foreign currency exchange contracts	(26,131,999)
Net realized loss	$(88,514,652)
Change in unrealized appreciation (depreciation) —
Investments	$219,726,161
Investments — affiliated investment	(158,156)
Foreign currency	508,298
Forward foreign currency exchange contracts	312,713
Net change in unrealized appreciation (depreciation)	$220,389,016

Net realized and unrealized gain	$131,874,364

Net increase in net assets from operations	$514,654,012

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$382,779,648	$388,831,412
Net realized loss	(88,514,652)	(218,910,638)
Net change in unrealized appreciation (depreciation)	220,389,016	358,119,278
Net increase in net assets from operations	$514,654,012	$528,040,052
Capital transactions —
Contributions	$1,996,903,668	$709,970,505
Withdrawals	(921,329,117)	(2,968,286,384)
Net increase (decrease) in net assets from capital transactions	$1,075,574,551	$(2,258,315,879)

Net increase (decrease) in net assets	$1,590,228,563	$(1,730,275,827)

Net Assets
At beginning of year	$8,205,737,817	$9,936,013,644
At end of year	$9,795,966,380	$8,205,737,817

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.58%	0.55%	0.52%	0.52%
Net investment income	4.07%	4.58%	4.27%	3.89%	4.14%
Portfolio Turnover	42%	27%	19%	34%	32%

Total Return	5.69%	7.10%	0.56%	2.23%	5.08%

Net assets, end of year (000’s omitted)	$9,795,966	$8,205,738	$9,936,014	$13,901,215	$16,648,042

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 84.4%, 15.3%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

50

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and additional fee reduction agreement effective May 1, 2017 between the

51

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. Prior to May 1, 2017, the fee was computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $46,482,826 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $5,252,190,077 and $3,705,903,353, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,966,777,014

Gross unrealized appreciation	$153,788,931
Gross unrealized depreciation	(180,898,221)

Net unrealized depreciation	$(27,109,290)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $1,443,986. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $170,000 at October 31, 2017.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in

52

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$7,167,387	(1)	$(1,443,986	)(2)

Total Derivatives subject to master netting or similar agreements	$7,167,387		$(1,443,986)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,369,476	$(838,748)	$—	$(530,728)	$—
HSBC Bank USA, N.A.	181,582	—	(123,632)	—	57,950
State Street Bank and Trust Company	5,616,329	(455,785)	(5,160,544)	—	—

	$7,167,387	$(1,294,533)	$(5,284,176)	$(530,728)	$57,950

53

Eaton Vance

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October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(838,748)	$838,748	$—	$—	$—
JPMorgan Chase Bank, N.A.	(149,453)	—	—	149,453	—
State Street Bank and Trust Company	(455,785)	455,785	—	—	—

	$(1,443,986)	$1,294,533	$—	$149,453	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(26,131,999)	$312,713

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $386,193,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million ($900 million prior to March 13, 2017) unsecured line of credit agreement with a group of banks, which is in effect through March 12, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,193,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2017 is $500,313 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2017, the value of the Portfolio’s investment in affiliated companies was $26,681,392, which represents 0.27% of the Portfolio’s net assets. Transactions in affiliated companies by the Portfolio for the year ended October 31, 2017 were as follows:

Name of affiliated company	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)	Change in unrealized gain (loss)

Common Stock*

IAP Global Services, LLC	2,577	—	—	2,577	$26,681,392	$—	$—	$(3,367,629)

*	The related industry is the same as the presentation in the Portfolio of Investments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$8,946,623,629	$27,287,018	$8,973,910,647
Corporate Bonds & Notes	—	318,804,761	—	318,804,761
Asset-Backed Securities	—	34,226,846	—	34,226,846
Common Stocks	179,992	77,985,984	41,620,639	119,786,615
Convertible Preferred Stocks	—	—	0	0
Warrants	—	431,789	—	431,789
Short-Term Investments	—	492,507,066	—	492,507,066

Total Investments	$179,992	$9,870,580,075	$68,907,657	$9,939,667,724

Forward Foreign Currency Exchange Contracts	$—	$7,167,387	$—	$7,167,387

Total	$179,992	$9,877,747,462	$68,907,657	$9,946,835,111

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,443,986)	$—	$(1,443,986)

Total	$—	$(1,443,986)	$—	$(1,443,986)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.11% of net assets at October 31, 2017). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

57

Eaton Vance

Floating-Rate Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

58

Eaton Vance

Floating-Rate Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

59

Eaton Vance

Floating-Rate Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

60

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

61

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.17

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 58

Federal Tax Information	20

Management and Organization	59

Important Notices	62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2017, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 5.06%. For the period as a whole, performance was composed almost entirely of income payments, with only a small contribution from loan price appreciation.

As the period opened, capital markets in general experienced volatility following the outcome of the U.S. presidential election. In particular, many fixed-income markets experienced falling prices alongside rising interest rates, as market participants focused on the potential for a Trump Administration to spur higher economic growth and inflation by lowering taxes and reducing regulation. By contrast, the loan market was helped by increasing investor demand for floating-rate securities amid growing expectations for rising short-term interest rates. As the period carried on, the U.S. Federal Reserve Board (the Fed) followed through with its pledge to tighten financial conditions, with short-term rate hikes in December 2016, and March and June 2017. As a result, loans benefited from investor demand throughout the period.

Amid strong demand, issuance of new loans was robust throughout the period. Growth in overall loan supply, however, was limited by repayments and refinancing of existing loans. Refinancing in general delivered a recycling of existing loans at lower overall spreads to U.S. Treasurys. While tightening loan spreads throughout the period hurt some of the asset class’ income generating power, rising interest rates on new loan issuance provided a significant offset. Loan price changes, on the other hand, were relatively stable, with the majority of loans beginning and ending the fiscal year near their par value (issuance price). Approximately 85% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy continuing its low-growth recovery throughout the period, health in corporate fundamentals continued to reflect relatively benign conditions. As a result, the loan market’s default rate remained low from a historical perspective, finishing the period near a 20-month low and running at approximately half its long-term average.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.99%. By comparison, the Fund’s benchmark, the Index, returned 5.06% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses or leverage. Outperformance of the Fund versus the Index for the period was a function of the Fund’s positioning, diversification,5 loan selection and the application of investment leverage.6

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC and D (defaulted) rating9 tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run; it may detract from relative performance versus the Index in times when lower-quality loans perform well. For the period, the Fund held overweight positions in the BB- and B-rated segments of the loan index, which returned 3.97% and 5.13%, respectively. The Fund maintained underweights to CCC- and D-rated segments of the Index, which returned 15.22% and 9.94%, respectively. As a result, the Fund’s positioning in higher-quality loans detracted from performance versus the Index during the period.

On the sector level, the period was notable for weakness in the retailers (except food and drug) sector of the loan market, which suffered a negative return on challenging business results and investors’ seemingly increasing aversion to the space. The Fund’s underweight exposure to retailers (except food and drug) was therefore a contributor to relative results versus the Index. Elsewhere, overweight exposure to food/ drug retailers was a detractor, as this area also experienced weakness. Loan selection contributed to performance versus the Index, with loan picks in the Fund generally outpacing those within the Index at large.

The Fund’s employment of investment leverage contributed to performance versus the Index as well. Utilization of leverage was helpful in that it enhanced the positive return of the Fund’s underlying portfolio. The Index is unlevered.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	5.99%	4.43%	4.92%
Class A at NAV	03/17/2008	08/04/1989	5.99	4.43	4.92
Class A with 2.25% Maximum Sales Charge	—	—	3.58	3.96	4.69
Class B at NAV	08/04/1989	08/04/1989	5.62	4.05	4.59
Class B with 3% Maximum Sales Charge	—	—	2.62	4.05	4.59
Class C at NAV	03/15/2008	08/04/1989	5.47	3.91	4.43
Class C with 1% Maximum Sales Charge	—	—	4.47	3.91	4.43
Class I at NAV	03/15/2008	08/04/1989	6.26	4.69	5.17
S&P/LSTA Leveraged Loan Index	—	—	5.06%	4.15%	4.68%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.47%	1.47%	1.82%	1.97%	1.22%
Net	1.03	1.03	1.38	1.53	0.78

% Total Leverage[6]
Borrowings					15.22%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2007	$16,174	N.A.
Class B	$10,000	10/31/2007	$15,671	N.A.
Class C	$10,000	10/31/2007	$15,427	N.A.
Class I	$250,000	10/31/2007	$413,999	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Fund Profile7

Top 10 Issuers (% of total investments)8

Valeant Pharmaceuticals International, Inc.	1.1%

TransDigm, Inc.	1.0

Reynolds Group Holdings, Inc.	1.0

Virgin Media Investment Holdings Limited	1.0

Ineos US Finance LLC	1.0

Asurion, LLC	0.9

Infor (US), Inc.	0.9

Univision Communications, Inc.	0.8

MA FinanceCo., LLC	0.8

1011778 B.C. Unlimited Liability Company	0.8

Total	9.3%

Credit Quality (% of bonds, loans and asset-backed securities)9

Top 10 Sectors (% of total investments)8

Health Care	10.2%

Electronics/Electrical	9.6

Business Equipment and Services	9.1

Chemicals and Plastics	6.2

Industrial Equipment	4.6

Telecommunications	4.5

Cable and Satellite Television	4.0

Lodging and Casinos	3.8

Financial Intermediaries	3.5

Drugs	3.5

Total	59.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of each class is linked to the performance of Eaton Vance Prime Rate Reserves, which is the predecessor to the operations of the Fund. This linked performance is adjusted for any applicable sales or withdrawal charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Total annual Fund operating expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense on borrowings. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Diversification cannot ensure a profit or eliminate the risk of loss.
[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[7]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[8]	Excludes cash and cash equivalents.

[9]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,023.60	$6.94	1.36%
Class A	$1,000.00	$1,023.50	$6.94	1.36%
Class B	$1,000.00	$1,020.70	$8.76	1.72%
Class C	$1,000.00	$1,021.00	$9.47	1.86%
Class I	$1,000.00	$1,024.90	$5.61	1.10%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.30	$6.92	1.36%
Class A	$1,000.00	$1,018.30	$6.92	1.36%
Class B	$1,000.00	$1,016.50	$8.74	1.72%
Class C	$1,000.00	$1,015.80	$9.45	1.86%
Class I	$1,000.00	$1,019.70	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Senior Debt Portfolio, at value (identified cost, $7,654,463,168)	$7,643,111,906
Receivable for Fund shares sold	26,223,192
Total assets	$7,669,335,098

Liabilities
Payable for Fund shares redeemed	$28,144,657
Distributions payable	4,914,909
Payable to affiliates:
Administration fee	644,778
Distribution and service fees	1,102,072
Trustees’ fees	42
Accrued expenses	1,099,005
Total liabilities	$35,905,463
Net Assets	$7,633,429,635

Sources of Net Assets
Paid-in capital	$7,818,505,226
Accumulated net realized loss from Portfolio	(172,887,200)
Accumulated distributions in excess of net investment income	(837,129)
Net unrealized depreciation from Portfolio	(11,351,262)
Total	$7,633,429,635

Advisers Class Shares
Net Assets	$148,322,452
Shares Outstanding	13,600,887
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.91

Class A Shares
Net Assets	$1,553,486,188
Shares Outstanding	142,424,422
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.91
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.16

Class B Shares
Net Assets	$4,727,130
Shares Outstanding	432,498
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.93

Class C Shares
Net Assets	$1,153,754,066
Shares Outstanding	105,979,393
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.89

Class I Shares
Net Assets	$4,773,139,799
Shares Outstanding	437,656,114
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.91

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolio	$380,061,244
Dividends allocated from Portfolio	2,604,953
Expenses, excluding interest expense, allocated from Portfolio	(35,596,939)
Interest expense allocated from Portfolio	(23,824,215)
Total investment income from Portfolio	$323,245,043

Expenses
Administration fee	$6,894,782
Distribution and service fees
Advisers Class	364,067
Class A	4,189,444
Class B	36,348
Class C	8,722,927
Trustees’ fees and expenses	500
Custodian fee	60,000
Transfer and dividend disbursing agent fees	4,220,284
Legal and accounting services	141,759
Printing and postage	444,650
Registration fees	474,225
Miscellaneous	43,537
Total expenses	$25,592,523

Net investment income	$297,652,520

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(31,605,232)
Foreign currency transactions	671,883
Forward foreign currency exchange contracts	(24,111,421)
Net realized loss	$(55,044,770)
Change in unrealized appreciation (depreciation) —
Investments	$149,889,742
Foreign currency	456,113
Forward foreign currency exchange contracts	277,876
Net change in unrealized appreciation (depreciation)	$150,623,731

Net realized and unrealized gain	$95,578,961

Net increase in net assets from operations	$393,231,481

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$297,652,520	$236,858,995
Net realized loss	(55,044,770)	(110,343,736)
Net change in unrealized appreciation (depreciation)	150,623,731	210,730,319
Net increase in net assets from operations	$393,231,481	$337,245,578
Distributions to shareholders —
From net investment income
Advisers Class	$(6,199,962)	$(6,515,796)
Class A	(71,272,695)	(77,431,665)
Class B	(236,791)	(401,379)
Class C	(43,682,782)	(48,938,944)
Class I	(175,984,922)	(103,807,032)
Total distributions to shareholders	$(297,377,152)	$(237,094,816)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$67,255,863	$55,209,154
Class A	955,067,373	419,842,862
Class B	119,357	181,811
Class C	250,269,460	146,212,728
Class I	3,661,216,394	1,369,088,998
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,128,217	6,283,435
Class A	64,704,073	69,854,843
Class B	171,883	293,937
Class C	36,210,107	39,604,367
Class I	138,192,859	77,119,003
Cost of shares redeemed
Advisers Class	(54,790,655)	(91,987,182)
Class A	(1,018,860,518)	(683,288,274)
Class B	(1,575,960)	(3,024,184)
Class C	(251,459,671)	(242,351,446)
Class I	(1,485,424,699)	(1,182,556,114)
Net asset value of shares exchanged
Class A	1,265,242	1,994,517
Class B	(1,265,242)	(1,994,517)
Net increase (decrease) in net assets from Fund share transactions	$2,367,224,083	$(19,516,062)

Net increase in net assets	$2,463,078,412	$80,634,700

Net Assets
At beginning of year	$5,170,351,223	$5,089,716,523
At end of year	$7,633,429,635	$5,170,351,223

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(837,129)	$(1,863,024)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.740	$10.470	$10.940	$11.170	$11.060

Income (Loss) From Operations
Net investment income(1)	$0.463	$0.527	$0.504	$0.485	$0.502
Net realized and unrealized gain (loss)	0.170	0.270	(0.469)	(0.222)	0.123

Total income from operations	$0.633	$0.797	$0.035	$0.263	$0.625

Less Distributions
From net investment income	$(0.463)	$(0.527)	$(0.505)	$(0.493)	$(0.515)

Total distributions	$(0.463)	$(0.527)	$(0.505)	$(0.493)	$(0.515)

Net asset value — End of year	$10.910	$10.740	$10.470	$10.940	$11.170

Total Return(2)	5.99%	7.93%	0.28%	2.38%	5.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$148,322	$127,613	$156,112	$169,637	$212,780
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.95%	1.03%	1.02%	1.00%	0.96%
Interest and fee expense	0.34%	0.44%	0.35%	0.27%	0.22%
Total expenses(4)	1.29%	1.47%	1.37%	1.27%	1.18%
Net investment income	4.26%	5.10%	4.66%	4.36%	4.49%
Portfolio Turnover of the Portfolio	39%	38%	27%	38%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.740	$10.480	$10.950	$11.180	$11.060

Income (Loss) From Operations
Net investment income(1)	$0.462	$0.527	$0.504	$0.485	$0.505
Net realized and unrealized gain (loss)	0.171	0.261	(0.469)	(0.222)	0.130

Total income from operations	$0.633	$0.788	$0.035	$0.263	$0.635

Less Distributions
From net investment income	$(0.463)	$(0.528)	$(0.505)	$(0.493)	$(0.515)

Total distributions	$(0.463)	$(0.528)	$(0.505)	$(0.493)	$(0.515)

Net asset value — End of year	$10.910	$10.740	$10.480	$10.950	$11.180

Total Return(2)	5.99%	7.83%	0.37%	2.28%	5.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,553,486	$1,524,471	$1,684,665	$2,101,269	$2,224,597
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.94%	1.03%	1.01%	1.00%	0.97%
Interest and fee expense	0.34%	0.44%	0.35%	0.27%	0.22%
Total expenses(4)	1.28%	1.47%	1.36%	1.27%	1.19%
Net investment income	4.26%	5.10%	4.66%	4.36%	4.52%
Portfolio Turnover of the Portfolio	39%	38%	27%	38%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.760	$10.500	$10.970	$11.200	$11.090

Income (Loss) From Operations
Net investment income(1)	$0.427	$0.496	$0.468	$0.447	$0.483
Net realized and unrealized gain (loss)	0.168	0.258	(0.470)	(0.222)	0.105

Total income (loss) from operations	$0.595	$0.754	$(0.002)	$0.225	$0.588

Less Distributions
From net investment income	$(0.425)	$(0.494)	$(0.468)	$(0.455)	$(0.478)

Total distributions	$(0.425)	$(0.494)	$(0.468)	$(0.455)	$(0.478)

Net asset value — End of year	$10.930	$10.760	$10.500	$10.970	$11.200

Total Return(2)	5.62%	7.47%	(0.06)%	2.02%	5.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,727	$7,174	$11,654	$24,737	$40,296
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.29%	1.38%	1.36%	1.35%	1.33%
Interest and fee expense	0.34%	0.44%	0.35%	0.27%	0.22%
Total expenses(4)	1.63%	1.82%	1.71%	1.62%	1.55%
Net investment income	3.92%	4.80%	4.31%	4.01%	4.31%
Portfolio Turnover of the Portfolio	39%	38%	27%	38%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.720	$10.460	$10.920	$11.160	$11.040

Income (Loss) From Operations
Net investment income(1)	$0.408	$0.474	$0.449	$0.429	$0.451
Net realized and unrealized gain (loss)	0.170	0.261	(0.459)	(0.232)	0.128

Total income (loss) from operations	$0.578	$0.735	$(0.010)	$0.197	$0.579

Less Distributions
From net investment income	$(0.408)	$(0.475)	$(0.450)	$(0.437)	$(0.459)

Total distributions	$(0.408)	$(0.475)	$(0.450)	$(0.437)	$(0.459)

Net asset value — End of year	$10.890	$10.720	$10.460	$10.920	$11.160

Total Return(2)	5.47%	7.30%	(0.14)%	1.77%	5.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,153,754	$1,101,121	$1,133,487	$1,293,026	$1,324,676
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.45%	1.53%	1.51%	1.50%	1.47%
Interest and fee expense	0.34%	0.44%	0.35%	0.27%	0.22%
Total expenses(4)	1.79%	1.97%	1.86%	1.77%	1.69%
Net investment income	3.76%	4.60%	4.16%	3.86%	4.05%
Portfolio Turnover of the Portfolio	39%	38%	27%	38%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$10.740	$10.470	$10.940	$11.180	$11.060

Income (Loss) From Operations
Net investment income(1)	$0.489	$0.551	$0.530	$0.513	$0.532
Net realized and unrealized gain (loss)	0.171	0.271	(0.468)	(0.232)	0.131

Total income from operations	$0.660	$0.822	$0.062	$0.281	$0.663

Less Distributions
From net investment income	$(0.490)	$(0.552)	$(0.532)	$(0.521)	$(0.543)

Total distributions	$(0.490)	$(0.552)	$(0.532)	$(0.521)	$(0.543)

Net asset value — End of year	$10.910	$10.740	$10.470	$10.940	$11.180

Total Return(2)	6.26%	8.19%	0.53%	2.54%	6.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,773,140	$2,409,972	$2,103,799	$2,869,565	$3,193,359
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.70%	0.78%	0.77%	0.75%	0.72%
Interest and fee expense	0.34%	0.44%	0.35%	0.27%	0.22%
Total expenses(4)	1.04%	1.22%	1.12%	1.02%	0.94%
Net investment income	4.50%	5.33%	4.89%	4.61%	4.76%
Portfolio Turnover of the Portfolio	39%	38%	27%	38%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.0% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$297,377,152	$237,094,816

During the year ended October 31, 2017, accumulated net realized loss was decreased by $49,708,100, accumulated distributions in excess of net investment income was decreased by $750,527 and paid-in capital was decreased by $50,458,627 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,370,695
Capital loss carryforwards and deferred capital losses	$(171,253,806)
Net unrealized depreciation	$(13,277,571)
Other temporary differences	$(4,914,909)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio, the timing of recognizing distributions to shareholders and deferral of passive losses from partnership investments from the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,945,759 and deferred capital losses of $142,308,047 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $142,308,047 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $6,894,782. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $134,677 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $140,264 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $364,067 for Advisers Class shares and $4,189,444 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $24,232 and $6,978,342 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class B and Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $12,116 and $1,744,585 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $166,000, $200 and $111,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,362,469,989 and $302,955,974, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2017	2016

Sales	6,196,331	5,315,373
Issued to shareholders electing to receive payments of distributions in Fund shares	563,910	607,956
Redemptions	(5,042,689)	(8,945,136)

Net increase (decrease)	1,717,552	(3,021,807)

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2017	2016

Sales	88,100,832	40,501,814
Issued to shareholders electing to receive payments of distributions in Fund shares	5,954,652	6,757,132
Redemptions	(93,672,749)	(66,326,942)
Exchange from Class B shares	116,311	194,609

Net increase (decrease)	499,046	(18,873,387)

	Year Ended October 31,
Class B	2017	2016

Sales	10,992	17,376
Issued to shareholders electing to receive payments of distributions in Fund shares	15,792	28,454
Redemptions	(144,808)	(295,001)
Exchange to Class A shares	(116,085)	(194,334)

Net decrease	(234,109)	(443,505)

	Year Ended October 31,
Class C	2017	2016

Sales	23,116,784	14,081,504
Issued to shareholders electing to receive payments of distributions in Fund shares	3,338,402	3,838,160
Redemptions	(23,188,269)	(23,609,629)

Net increase (decrease)	3,266,917	(5,689,965)

	Year Ended October 31,
Class I	2017	2016

Sales	337,261,442	131,479,175
Issued to shareholders electing to receive payments of distributions in Fund shares	12,710,195	7,449,228
Redemptions	(136,718,644)	(115,376,316)

Net increase	213,252,993	23,552,087

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $1,753,777, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 0.59% qualifies for the corporate dividends received deduction.

20

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 115.4%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.5%
Accudyne Industries, LLC
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 2, 2024	7,275	$7,335,812
IAP Worldwide Services, Inc.
Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2018(2)	944	940,455
Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)	1,263	1,019,587
TransDigm, Inc.
Term Loan, 4.33%, (USD LIBOR + 3.00%), Maturing June 4, 2021(4)	15,673	15,761,664
Term Loan, 4.27%, (USD LIBOR + 3.00%), Maturing June 9, 2023(4)	38,912	39,126,051
Term Loan, 4.26%, (USD LIBOR + 3.00%), Maturing August 22, 2024(4)	37,659	37,899,162
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	12,825	12,624,609

		$114,707,340

Automotive — 2.7%
Allison Transmission, Inc.
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing September 23, 2022	1,112	$1,119,393
American Axle and Manufacturing, Inc.
Term Loan, 3.56%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	32,044	32,101,126
Apro, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,750	2,791,250
CS Intermediate Holdco 2, LLC
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing November 2, 2023	4,083	4,112,732
Dayco Products, LLC
Term Loan, 6.32%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	10,249	10,351,806
FCA US, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	35,244	35,434,818
Federal-Mogul Holdings Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	40,986	41,306,290
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2019	15,325	15,404,813

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Horizon Global Corporation
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021		7,067	$7,128,532
Sage Automotive Interiors, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022		13,349	13,399,184
TI Group Automotive Systems, LLC
Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing June 30, 2022	EUR	6,811	8,009,819
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2022		19,373	19,463,331
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		17,572	17,682,206
Visteon Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 24, 2024		2,500	2,516,145

			$210,821,445

Beverage and Tobacco — 0.5%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 20, 2024		4,801	$4,862,389
Arterra Wines Canada, Inc.
Term Loan, 4.04%, (2 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		4,788	4,827,019
Flavors Holdings, Inc.
Term Loan, 7.08%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		7,454	7,006,774
Term Loan - Second Lien, 11.33%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		2,000	1,490,000
Refresco Group B.V.
Term Loan, Maturing September 26, 2024(5)		3,650	3,677,375
Term Loan, Maturing September 26, 2024(5)	GBP	4,425	5,913,795
Term Loan, Maturing September 26, 2024(5)	EUR	10,000	11,718,875

			$39,496,227

Brokerage / Securities Dealers / Investment Houses — 0.6%
Aretec Group, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020		12,107	$12,122,508
Term Loan - Second Lien, 6.74%, (1 mo. USD LIBOR + 5.50% (2.00% Cash, 4.74% PIK)), Maturing May 23, 2021		20,308	20,219,466
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 10.13%, (3 mo. USD LIBOR + 8.75%), Maturing March 3, 2023		3,800	3,828,500

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)
Salient Partners L.P.
Term Loan, 9.85%, (3 mo. USD LIBOR + 8.50%), Maturing May 19, 2021		6,137	$5,953,163

			$42,123,637

Building and Development — 3.1%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 31, 2023		29,154	$29,359,994
Beacon Roofing Supply, Inc.
Term Loan, Maturing August 23, 2024(5)		6,125	6,168,383
Capital Automotive L.P.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 24, 2024		7,608	7,651,417
Core & Main L.P.
Term Loan, 4.46%, (6 mo. USD LIBOR + 3.00%), Maturing August 1, 2024		10,325	10,426,103
CPG International, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 3, 2024		19,790	19,972,745
DTZ U.S. Borrower, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021		38,796	39,044,496
Hanjin International Corp.
Term Loan, 3.85%, (3 mo. USD LIBOR + 2.50%), Maturing September 20, 2020		5,225	5,251,125
Henry Company, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing October 5, 2023		8,163	8,251,746
PCF GmbH
Term Loan, 4.00%, (1 mo. EURIBOR + 3.25%, Floor 0.75%), Maturing August 1, 2024	EUR	7,300	8,589,762
Ply Gem Industries, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 1, 2021		7,330	7,387,541
Quikrete Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023		39,452	39,550,567
RE/MAX International, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		15,774	15,842,865
Realogy Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing July 20, 2021		2,906	2,911,699
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 20, 2022		15,063	15,168,044

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 17, 2022		5,254	$5,302,227
VICI Properties 1, LLC
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing October 14, 2022		2,435	2,439,445
Werner FinCo L.P.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		5,550	5,543,063
WireCo WorldGroup, Inc.
Term Loan, 6.82%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2023		5,349	5,381,071
Term Loan - Second Lien, 10.32%, (3 mo. USD LIBOR + 9.00%), Maturing September 30, 2024		9,850	9,899,250

			$244,141,543

Business Equipment and Services — 10.8%
Acosta Holdco, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		15,279	$13,462,249
AlixPartners, LLP
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		23,350	23,503,498
Altisource Solutions S.a.r.l.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing December 9, 2020		10,171	9,751,208
Avatar Purchaser, Inc.
Term Loan, Maturing September 6, 2024(5)		13,525	13,558,812
Belron S.A.
Term Loan, Maturing October 26, 2024(5)	EUR	2,750	3,233,367
Term Loan, Maturing October 26, 2024(5)		5,725	5,775,094
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.61%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		5,337	5,372,706
Brickman Group Ltd., LLC
Term Loan, 4.32%, (USD LIBOR + 3.00%), Maturing December 18, 2020(4)		2,430	2,449,631
Camelot UK Holdco Limited
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 3, 2023		22,809	22,983,738
Cast and Crew Payroll, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 26, 2024		16,205	16,331,455
Change Healthcare Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		64,135	64,553,170

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Charah, LLC
Term Loan, 7.49%, (1 mo. USD LIBOR + 6.25%), Maturing October 25, 2024		6,800	$6,834,000
Corporate Capital Trust, Inc.
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019		17,249	17,302,256
CPM Holdings, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing April 11, 2022		7,252	7,346,875
Crossmark Holdings, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		15,231	10,189,621
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024		11,721	11,770,860
DigiCert, Inc.
Term Loan, Maturing October 31, 2024(5)		10,075	10,216,050
Education Management, LLC
Revolving Loan, 5.17%, (USD LIBOR + 4.50%), Maturing March 31, 2019(2)(3)(4)		3,914	1,859,076
Term Loan, 5.85%, (3 mo. USD LIBOR + 4.50%), Maturing July 2, 2020(3)		2,948	1,400,121
Term Loan, 8.85%, (3 mo. USD LIBOR + 7.50%), Maturing July 2, 2020(3)		6,636	0
EIG Investors Corp.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing February 9, 2023		55,454	56,095,713
Element Materials Technology Group US Holdings, Inc.
Term Loan, 4.59%, (3 mo. GBP LIBOR + 4.25%), Maturing June 28, 2024	GBP	3,750	5,033,481
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		5,525	5,591,759
Extreme Reach, Inc.
Term Loan, 7.59%, (3 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		8,246	8,256,793
First Data Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 2, 2020		14,406	14,449,205
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		45,204	45,390,464
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 26, 2024		6,916	6,958,777
Garda World Security Corporation
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing May 24, 2024		24,203	24,444,913
Term Loan, 6.03%, (3 mo. USD LIBOR + 4.75%), Maturing May 24, 2024	CAD	8,632	6,711,572

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Gartner, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 20, 2022		1,950	$1,962,187
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 5, 2024		1,990	1,997,462
Global Payments, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 21, 2023		7,978	8,015,765
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 4.00%), Maturing August 26, 2024		17,025	17,110,125
IG Investment Holdings, LLC
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing October 31, 2021		24,322	24,656,146
Information Resources, Inc.
Term Loan, 5.62%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		21,815	22,049,890
ION Trading Finance Limited
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing August 11, 2023	EUR	8,133	9,587,356
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing August 11, 2023		11,165	11,172,117
J.D. Power and Associates
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		9,979	10,091,485
KAR Auction Services, Inc.
Term Loan, 3.63%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		9,857	9,926,711
Term Loan, 3.88%, (3 mo. USD LIBOR + 2.50%), Maturing March 9, 2023		2,308	2,326,437
Kronos Incorporated
Term Loan, 4.81%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2023		57,916	58,375,901
Monitronics International, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		19,209	19,079,673
PGX Holdings, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		13,580	13,580,468
Prime Security Services Borrower, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		16,388	16,552,007
Red Ventures, LLC
Term Loan, Maturing October 11, 2022(5)		12,600	12,529,125
ServiceMaster Company
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		22,927	23,062,774

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Spin Holdco, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing November 14, 2022		31,416	$31,629,090
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2024	EUR	13,200	15,504,142
Tempo Acquisition, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		8,254	8,291,284
Trans Union, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		20,610	20,692,805
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.06%, (3 mo. USD LIBOR + 2.75%), Maturing September 2, 2021		32,760	32,845,081
TriNet HR Corporation
Term Loan, 3.58%, (6 mo. USD LIBOR + 2.13%), Maturing July 9, 2019		515	516,923
Vantiv, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing August 7, 2024		10,325	10,391,679
Term Loan, Maturing September 18, 2024(5)		2,900	2,909,666
Vestcom Parent Holdings, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		14,078	14,183,947
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		7,773	7,790,450
West Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		11,450	11,461,450

			$839,118,610

Cable and Satellite Television — 4.8%
Atlantic Broadband Finance, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2019		4,044	$4,058,994
Term Loan, Maturing August 11, 2024(5)		5,000	5,003,905
Charter Communications Operating, LLC
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2020		15,758	15,848,285
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing January 3, 2021		6,308	6,342,849
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2022		2,927	2,944,138
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		19,799	19,960,729

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CSC Holdings, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		49,007	$48,945,251
MCC Iowa, LLC
Term Loan, 3.71%, (1 week USD LIBOR + 2.50%), Maturing January 29, 2021		5,962	5,993,140
Mediacom Illinois, LLC
Term Loan, 3.46%, (1 week USD LIBOR + 2.25%), Maturing February 15, 2024		4,723	4,745,048
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,129	10,682,431
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		16,940	16,947,820
Term Loan, Maturing January 31, 2026(5)		4,000	4,009,584
Radiate Holdco, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		8,067	7,996,781
Telenet Financing USD, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2025		29,625	29,777,243
Telnet International Finance S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 31, 2026	EUR	3,500	4,114,432
Unitymedia Hessen GmbH & Co. KG
Term Loan, Maturing October 16, 2024(5)	EUR	9,400	11,001,596
UPC Financing Partnership
Term Loan, 3.73%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		25,000	25,112,500
Virgin Media Bristol, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		69,806	70,149,699
Virgin Media Investment Holdings Limited
Term Loan, 3.80%, (1 mo. GBP LIBOR + 3.50%), Maturing January 31, 2026	GBP	12,525	16,716,524
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	18,425	21,551,786
Ziggo Secured Finance Partnership
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		42,150	42,290,486

			$374,193,221

Chemicals and Plastics — 7.1%
A. Schulman, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		9,586	$9,628,128

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Alpha 3 B.V.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		10,100	$10,175,435
Aruba Investments, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing February 2, 2022		11,483	11,532,861
Ashland, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing May 17, 2024(4)		5,561	5,600,452
Avantor, Inc.
Term Loan, Maturing September 7, 2024(5)		15,950	16,007,324
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing February 1, 2023	EUR	9,950	11,721,871
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing June 1, 2024		31,346	31,555,424
Caldic B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing June 27, 2024	EUR	1,500	1,765,566
Chemours Company (The)
Term Loan, 3.00%, (6 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing May 12, 2022	EUR	6,394	7,514,211
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing May 12, 2022		2,881	2,912,801
Emerald Performance Materials, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		3,785	3,812,537
Term Loan - Second Lien, 8.99%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		5,325	5,333,323
Ferro Corporation
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing February 14, 2024	EUR	2,985	3,506,196
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 14, 2024		3,507	3,529,843
Flint Group GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing September 7, 2021	EUR	1,244	1,421,918
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,916	1,863,541
Flint Group US, LLC
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		14,577	14,175,806
Gemini HDPE, LLC
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 7, 2021		14,037	14,133,862

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
H.B. Fuller Company
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 12, 2024		20,950	$21,095,896
Huntsman International, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2023		5,211	5,248,414
Ineos Finance PLC
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing March 31, 2022	EUR	12,612	14,722,211
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing April 1, 2024	EUR	38,757	45,242,153
INEOS Styrolution Group GmbH
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		1,995	2,004,340
Ineos US Finance, LLC
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2022		14,395	14,450,290
Term Loan, Maturing March 31, 2024(5)		10,000	10,000,000
Term Loan, Maturing March 31, 2024(5)	EUR	31,800	37,172,455
Term Loan, 3.94%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		13,920	13,980,712
Inovyn Finance PLC
Term Loan, Maturing April 11, 2024(5)	EUR	5,400	6,307,385
Kraton Polymers, LLC
Term Loan, 3.25%, (3 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing January 6, 2022	EUR	4,231	4,982,114
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing January 6, 2022		12,637	12,839,920
MacDermid, Inc.
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing June 7, 2020	EUR	3,600	4,232,772
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		2,514	2,531,798
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	5,214	6,125,012
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		30,658	30,866,065
Minerals Technologies, Inc.
Term Loan, 3.52%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		14,920	15,041,275
Orion Engineered Carbons GmbH
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing July 25, 2021		5,138	5,182,790
PolyOne Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing November 11, 2022		7,211	7,264,880

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
PPC Industries, Inc.
Term Loan, 4.81%, (3 mo. USD LIBOR + 3.50%), Maturing May 8, 2024	11,210	$11,224,046
PQ Corporation
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2022	17,763	17,986,453
Proampac PG Borrower, LLC
Term Loan, 5.30%, (USD LIBOR + 4.00%), Maturing November 18, 2023(4)	2,487	2,516,619
Solenis International L.P.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 31, 2021	8,512	8,541,237
Sonneborn Refined Products B.V.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	574	580,912
Sonneborn, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	3,255	3,291,834
Trinseo Materials Operating S.C.A.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2024	17,635	17,804,085
Tronox Blocked Borrower, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	10,801	10,873,151
Tronox Finance, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	24,924	25,091,886
Unifrax Corporation
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 4, 2024	5,037	5,087,749
Univar, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 1, 2022	26,936	27,083,077
Venator Materials Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	3,900	3,946,312
Versum Materials, Inc.
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing September 29, 2023	4,356	4,383,905

		$553,892,847

Clothing / Textiles — 0.1%
Samsonite International S.A.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2023	9,819	$9,896,874

		$9,896,874

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.4%
Penn Engineering & Manufacturing Corp.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,519	$2,534,429
SGB-SMIT Management GmbH
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	6,713	7,816,613
Spectrum Brands, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing June 23, 2022(4)		13,058	13,161,882
Term Loan, 4.80%, (3 mo. USD LIBOR + 3.50%), Maturing June 23, 2022	CAD	9,274	7,245,630

			$30,758,554

Containers and Glass Products — 3.2%
Anchor Glass Container Corporation
Term Loan, 4.02%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		4,293	$4,322,520
Berry Plastics Group, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 1, 2022		17,608	17,684,690
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		7,463	7,490,484
BWAY Holding Company
Term Loan, 4.60%, (USD LIBOR + 3.25%), Maturing April 3, 2024(4)		16,434	16,502,769
Consolidated Container Company, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 22, 2024		4,855	4,895,204
Flex Acquisition Company, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		39,773	40,075,144
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	16,325	19,037,561
Libbey Glass, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		14,456	13,733,526
Multi Color Corporation
Term Loan, Maturing September 20, 2024(5)		3,525	3,554,744
Pelican Products, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 11, 2020		7,020	7,063,825
Reynolds Group Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		63,223	63,650,243
Ring Container Technologies Group, LLC
Term Loan, Maturing October 31, 2024(5)		5,075	5,086,104

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
SIG Combibloc PurchaseCo S.a.r.l.
Term Loan, Maturing March 13, 2022(5)	EUR	3,984	$4,672,154
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 13, 2022		33,726	33,953,689
Tekni-Plex, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		6,150	6,201,248

			$247,923,905

Cosmetics / Toiletries — 0.4%
KIK Custom Products, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing August 26, 2022		25,749	$26,070,562
Prestige Brands, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 26, 2024		2,595	2,614,426

			$28,684,988

Drugs — 3.7%
Albany Molecular Research, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		4,725	$4,763,391
Alkermes, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing September 25, 2021		13,432	13,519,790
Amneal Pharmaceuticals, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2019		27,770	28,004,388
Arbor Pharmaceuticals, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		25,828	25,892,573
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		45,637	46,286,820
Horizon Pharma, Inc.
Term Loan, 5.00%, (1 mo. USD LIBOR + 3.75%), Maturing March 29, 2024		22,216	22,338,729
Jaguar Holding Company II
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing August 18, 2022(4)		60,459	60,867,883
Mallinckrodt International Finance S.A.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		27,684	27,775,950

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 1, 2022		58,736	$59,940,185

			$289,389,709

Ecological Services and Equipment — 1.2%
Advanced Disposal Services, Inc.
Term Loan, 3.95%, (1 week USD LIBOR + 2.75%), Maturing November 10, 2023		39,026	$39,399,538
Casella Waste Systems, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing October 17, 2023		4,863	4,898,207
Clean Harbors, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2024		2,843	2,857,089
EnergySolutions, LLC
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 29, 2020		14,992	15,272,802
GFL Environmental, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing September 27, 2023	CAD	9,677	7,510,539
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 29, 2023		18,253	18,355,830
Strategic Materials, Inc.
Term Loan, Maturing October 25, 2024(5)		2,400	2,394,000
Wrangler Buyer Corp.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024		5,450	5,501,579

			$96,189,584

Electronics / Electrical — 11.3%
Almonde, Inc.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		27,200	$27,159,200
Answers Finance, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing April 15, 2021		2,829	2,764,954
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%), Cap 1.10%, Maturing September 15, 2021		5,335	5,135,073
Applied Systems, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024		25,700	26,049,803
Term Loan - Second Lien, 8.32%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		3,000	3,096,876

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Aptean, Inc.
Term Loan, 5.59%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		20,313	$20,526,211
Term Loan - Second Lien, 10.84%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023		4,700	4,727,909
Avast Software B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 29, 2023	EUR	5,070	5,975,304
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2023		21,709	21,864,256
Campaign Monitor Finance Pty. Limited
Term Loan, 6.58%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		7,098	6,929,774
CommScope, Inc.
Term Loan, 3.37%, (USD LIBOR + 2.00%), Maturing December 29, 2022(4)		7,309	7,342,385
CPI International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		6,775	6,801,463
Cypress Semiconductor Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 5, 2021		15,089	15,216,252
Electrical Components International, Inc.
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021		7,918	7,984,903
Electro Rent Corporation
Term Loan, 6.27%, (2 mo. USD LIBOR + 5.00%), Maturing January 19, 2024		14,594	14,812,573
Entegris, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		1,770	1,781,225
Exact Merger Sub, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		6,550	6,615,500
Excelitas Technologies Corp.
Term Loan, 6.34%, (3 mo. USD LIBOR + 5.00%), Maturing October 31, 2020		8,319	8,350,178
Eze Castle Software, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 6, 2020		23,562	23,738,612
Go Daddy Operating Company, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 15, 2024		47,878	48,144,637
GTCR Valor Companies, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 16, 2023		10,200	10,361,762
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing June 20, 2023	EUR	3,000	3,544,783

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Hyland Software, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022		33,965	$34,326,123
Infoblox, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing November 7, 2023		17,313	17,363,502
Infor (US), Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing February 1, 2022	EUR	10,752	12,619,550
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		71,450	71,673,276
Informatica Corporation
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 5, 2022		53,191	53,371,301
Lattice Semiconductor Corporation
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		10,763	10,870,966
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		13,066	13,101,671
MA FinanceCo., LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021		34,751	34,797,781
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024		4,701	4,710,913
MaxLinear, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing May 12, 2024		11,438	11,508,984
Microsemi Corporation
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2023		834	838,764
MTS Systems Corporation
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		9,356	9,437,361
Ramundsen Holdings, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing February 1, 2024		13,930	14,069,300
Renaissance Learning, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 9, 2021		17,956	18,081,961
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing April 11, 2022		2,450	2,472,969
Rocket Software, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 14, 2023		14,101	14,287,214
Seattle Spinco, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024		31,749	31,813,956

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SGS Cayman L.P.
Term Loan, 6.71%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		824	$791,834
SkillSoft Corporation
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		36,512	35,074,163
Sparta Systems, Inc.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2024		3,500	3,520,415
SS&C Technologies, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		652	656,632
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		13,544	13,635,002
SurveyMonkey, Inc.
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024		12,868	13,012,512
Sutherland Global Services, Inc.
Term Loan, 6.71%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		3,539	3,401,679
Switch Ltd.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,519	2,547,285
Synchronoss Technologies, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 19, 2024		7,711	7,714,867
Syncsort Incorporated
Term Loan, 6.31%, (3 mo. USD LIBOR + 5.00%), Maturing August 9, 2024		15,475	15,277,694
Tibco Software, Inc.
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020		5,636	5,673,541
Uber Technologies
Term Loan, 5.24%, (3 mo. USD LIBOR + 4.00%), Maturing July 13, 2023		47,931	48,320,032
VeriFone, Inc.
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2019		4,593	4,581,214
Veritas Bermuda, Ltd.
Term Loan, 5.50%, (3 mo. EURIBOR + 4.50%, Floor 1.00%), Maturing January 27, 2023	EUR	2,985	3,521,627
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023		19,297	19,422,730
VF Holding Corp.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023		35,709	35,964,641

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Wall Street Systems Delaware, Inc.
Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%, Floor 1.00%), Maturing August 26, 2023	EUR	1,883	$2,211,450
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 26, 2023		11,096	11,148,953
Western Digital Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2023		16,112	16,227,722

			$876,973,218

Equipment Leasing — 1.2%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing September 20, 2020		2,244	$2,259,493
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 3, 2022		55,365	55,817,452
Delos Finance S.a.r.l.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 6, 2023		24,125	24,336,094
Flying Fortress, Inc.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 30, 2022		11,500	11,579,063

			$93,992,102

Financial Intermediaries — 4.3%
Americold Realty Operating Partnership L.P.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 1, 2022		5,535	$5,596,774
Armor Holding II, LLC
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020		18,944	19,156,255
Term Loan - Second Lien, 10.34%, (3 mo. USD LIBOR + 9.00%), Maturing December 26, 2020		4,650	4,667,438
Citco Funding, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022		27,908	28,169,640
Clipper Acquisitions Corp.
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing February 6, 2020		12,540	12,622,529
Donnelley Financial Solutions, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023		5,476	5,510,417
FinCo I, LLC
Term Loan, 2.75%, (USD LIBOR + 2.75%), Maturing June 14, 2022		11,700	11,869,404

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Focus Financial Partners, LLC
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 3, 2024	18,125	$18,310,781
Freedom Mortgage Corporation
Term Loan, 6.96%, (6 mo. USD LIBOR + 5.50%), Maturing February 23, 2022	31,887	32,524,514
Geo Group, Inc. (The)
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing March 22, 2024	4,353	4,363,329
Greenhill & Co., Inc.
Term Loan, 5.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)	10,700	10,760,187
Guggenheim Partners, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	45,050	45,399,175
Harbourvest Partners, LLC
Term Loan, 3.86%, (3 mo. USD LIBOR + 2.50%), Maturing February 4, 2021	4,439	4,444,690
Jefferies Finance, LLC
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing July 26, 2024	1,000	1,004,375
LPL Holdings, Inc.
Term Loan, 3.65%, (USD LIBOR + 2.25%), Maturing September 23, 2024(4)	12,120	12,166,964
MIP Delaware, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	2,376	2,384,930
NXT Capital, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing November 22, 2022	22,616	22,955,243
Ocwen Financial Corporation
Term Loan, 6.24%, (3 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	5,366	5,369,291
Quality Care Properties, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	28,021	28,067,486
Sesac Holdco II, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 23, 2024	8,037	8,036,745
Virtus Investment Partners, Inc.
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing June 1, 2024	6,933	7,019,283
Walker & Dunlop, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing December 11, 2020	9,288	9,398,026

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 18, 2020		35,132	$33,272,923

			$333,070,399

Food Products — 3.2%
Alphabet Holding Company, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		24,600	$24,104,163
American Seafoods Group, LLC
Term Loan, 4.57%, (USD LIBOR + 3.25%), Maturing August 21, 2023(4)		3,500	3,543,750
Badger Buyer Corp.
Term Loan, 5.38%, (3 mo. USD LIBOR + 4.00%), Maturing September 26, 2024		3,775	3,816,291
Blue Buffalo Company Ltd.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing May 27, 2024		9,850	9,942,659
Del Monte Foods, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		13,985	12,027,166
Term Loan - Second Lien, 8.69%, (6 mo. USD LIBOR + 7.25%), Maturing August 18, 2021		6,263	3,569,910
Dole Food Company, Inc.
Term Loan, 4.01%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		15,751	15,840,623
Froneri International PLC
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing September 29, 2023	EUR	5,500	6,497,570
High Liner Foods Incorporated
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		12,213	12,274,150
HLF Financing S.a.r.l.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023		13,860	14,039,750
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 2, 2022	EUR	4,500	5,301,884
Term Loan, 3.56%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022		18,285	18,416,168
JBS USA, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		61,118	60,239,306
Keurig Green Mountain, Inc.
Term Loan, 2.75%, (1 week USD LIBOR + 1.50%), Maturing March 3, 2021		3,242	3,240,120

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Nomad Foods Europe Midco Limited
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing May 15, 2024	EUR	5,825	$6,864,236
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2024		8,175	8,241,422
Pinnacle Foods Finance, LLC
Term Loan, 3.23%, (1 mo. USD LIBOR + 2.00%), Maturing February 2, 2024		11,736	11,807,470
Post Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 24, 2024		24,489	24,624,855
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	7,024,769

			$251,416,262

Food Service — 2.5%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.53%, (USD LIBOR + 2.25%), Maturing February 16, 2024(4)		71,201	$71,304,372
Centerplate, Inc.
Term Loan, 5.05%, (USD LIBOR + 3.75%), Maturing November 26, 2019(4)		9,965	9,971,576
NPC International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		15,606	15,722,932
Pizza Hut Holdings, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 16, 2023		16,208	16,317,915
Selecta Group B.V.
Term Loan, 4.50%, (3 mo. EURIBOR + 4.00%, Floor 0.50%), Maturing June 15, 2020	EUR	6,037	6,977,141
Seminole Hard Rock Entertainment, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		1,987	1,998,817
TKC Holdings, Inc.
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing February 1, 2023		9,030	9,124,156
US Foods, Inc.
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2023		12,928	13,045,454
Weight Watchers International, Inc.
Term Loan, 4.55%, (USD LIBOR + 3.25%), Maturing April 2, 2020(4)		44,808	44,483,366
Welbilt, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		7,336	7,400,610

			$196,346,339

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 1.7%
Albertsons, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		16,280	$15,822,272
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		11,661	11,319,909
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		43,395	42,132,214
General Nutrition Centers, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing March 4, 2019		7,084	6,770,491
Holland & Barrett International
Term Loan, 5.58%, (3 mo. GBP LIBOR + 5.25%), Maturing August 4, 2024	GBP	4,275	5,556,006
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,275	4,883,249
Rite Aid Corporation
Term Loan - Second Lien, 6.00%, (1 mo. USD LIBOR + 4.75%), Maturing August 21, 2020		33,665	34,085,408
Term Loan - Second Lien, 5.13%, (1 mo. USD LIBOR + 3.88%), Maturing June 21, 2021		8,000	8,046,664
Supervalu, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		2,295	2,229,319
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		3,825	3,715,532

			$134,561,064

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023		8,437	$8,500,298

			$8,500,298

Health Care — 11.4%
Acadia Healthcare Company, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 11, 2022		2,042	$2,058,843
Term Loan, Maturing February 16, 2023(5)		1,350	1,360,406
ADMI Corp.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2022		17,291	17,471,434
Akorn, Inc.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021		5,160	5,208,467
Alliance Healthcare Services, Inc.
Term Loan, Maturing October 24, 2023(5)		8,500	8,531,875
Term Loan - Second Lien, Maturing October 3, 2024(5)		5,175	5,097,375

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	7,020	$7,054,743
ATI Holdings Acquisition, Inc.
Term Loan, 4.85%, (3 mo. USD LIBOR + 3.50%), Maturing May 10, 2023	1,995	2,021,758
Auris Luxembourg III S.a.r.l.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	15,788	15,975,401
Beaver-Visitec International, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing August 21, 2023	5,693	5,692,500
BioClinica, Inc.
Term Loan, 5.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	11,648	11,463,768
CareCore National, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing March 5, 2021	28,276	28,346,390
Carestream Dental Equiment, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	8,800	8,826,127
CeramTec Acquisition Corporation
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing August 30, 2020	1,053	1,054,027
CHG Healthcare Services, Inc.
Term Loan, 4.63%, (USD LIBOR + 3.25%), Maturing June 7, 2023(4)	25,501	25,789,683
Community Health Systems, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 31, 2019	12,159	11,968,674
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing January 27, 2021	23,153	22,460,514
Concentra, Inc.
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 1, 2022	10,783	10,792,614
Convatec, Inc.
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	4,629	4,651,642
CPI Holdco, LLC
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing March 21, 2024	9,751	9,872,897
DaVita HealthCare Partners, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021	9,708	9,802,487
DJO Finance, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing April 21, 2020	19,550	19,591,544

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
DJO Finance, LLC (continued)
Term Loan, 4.54%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)	6,210	$6,222,935
Envision Healthcare Corporation
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	70,592	71,004,136
Equian, LLC
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	3,108	3,145,298
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	956	967,784
Faenza Acquisition GmbH
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing August 30, 2020	2,571	2,573,512
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing August 30, 2020	8,478	8,485,562
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	17,697	17,854,944
GHX Ultimate Parent Corporation
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	10,598	10,704,422
Greatbatch Ltd.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 27, 2022	18,978	19,030,207
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.45%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	38,090	38,267,838
HCA, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	1,493	1,504,043
Immucor, Inc.
Term Loan, 6.31%, (2 mo. USD LIBOR + 5.00%), Maturing June 15, 2021	998	1,017,325
INC Research, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2024	4,676	4,705,491
Indivior Finance S.a.r.l.
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing December 19, 2019	7,795	7,892,197
Kindred Healthcare, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	38,886	39,072,022
Kinetic Concepts, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	28,106	28,111,659

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
KUEHG Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	25,501	$25,615,320
Term Loan - Second Lien, 9.58%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,075	4,085,188
Medical Depot Holdings, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	7,605	6,962,852
Medical Solutions, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 9, 2024	5,486	5,547,970
MMM Holdings, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	5,552	5,441,240
MPH Acquisition Holdings, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	52,314	52,777,929
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	4,036	3,955,753
National Mentor Holdings, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	10,034	10,135,792
Navicure, Inc.
Term Loan, Maturing October 3, 2024(5)	6,600	6,616,500
New Millennium Holdco, Inc.
Term Loan, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	2,427	1,210,275
Opal Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing November 27, 2020	22,509	21,749,210
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	36,914	37,102,849
Parexel International Corporation
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	27,200	27,499,200
PharMerica Corporation
Term Loan, Maturing September 26, 2024(5)	8,375	8,432,578
Term Loan - Second Lien, Maturing September 26, 2025(5)	4,300	4,326,875
Press Ganey Holdings, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing October 23, 2023	18,213	18,349,427
Quintiles IMS Incorporated
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	13,838	13,950,265

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Quintiles IMS Incorporated (continued)
Term Loan, 3.32%, (3 mo. USD LIBOR + 2.00%), Maturing January 31, 2025		10,250	$10,324,743
RadNet, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023		14,794	14,905,344
Select Medical Corporation
Term Loan, 4.85%, (USD LIBOR + 3.50%), Maturing March 1, 2021(4)		15,771	15,960,393
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022		7,663	7,691,508
Surgery Center Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024		21,100	20,989,225
Team Health Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024		35,870	35,570,847
Tecomet, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2024		10,538	10,577,040
U.S. Anesthesia Partners, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 23, 2024		15,736	15,794,571
Vedici Groupe
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,000	9,426,549

			$890,651,987

Home Furnishings — 0.8%
Bright Bidco B.V.
Term Loan, 5.82%, (USD LIBOR + 4.50%), Maturing June 30, 2024(4)		16,234	$16,437,242
Serta Simmons Bedding, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		48,667	48,139,570

			$64,576,812

Industrial Equipment — 5.6%
Apex Tool Group, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2020		29,145	$28,930,551
Clark Equipment Company
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 18, 2024		29,278	29,527,967

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Coherent Holding GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing November 7, 2023	EUR	6,780	$7,990,007
Columbus McKinnon Corporation
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		9,107	9,166,956
Delachaux S.A.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 28, 2021	EUR	4,377	5,160,906
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		10,666	10,772,164
Dragon Merger Sub, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		8,725	8,828,609
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	2,704	3,180,353
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	6,759	7,950,882
DXP Enterprises, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 14, 2023		5,325	5,364,938
Engineered Machinery Holdings, Inc.
Term Loan, 4.28%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024(2)		871	873,094
Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		6,704	6,716,109
EWT Holdings III Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing January 15, 2021		19,780	19,977,596
Filtration Group Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2020		20,881	21,065,457
Gardner Denver, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	3,200	3,732,211
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		13,500	13,564,719
Gates Global, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing April 1, 2024	EUR	8,035	9,443,211
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 1, 2024		33,886	34,125,209
Generac Power Systems, Inc.
Term Loan, 3.59%, (3 mo. USD LIBOR + 2.25%), Maturing May 31, 2023		20,938	21,038,166
Harsco Corporation
Term Loan, 6.25%, (1 mo. USD LIBOR + 5.00%), Maturing November 2, 2023		6,208	6,322,044

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Hayward Industries, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		4,600	$4,647,918
Husky Injection Molding Systems Ltd.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2021		25,740	25,966,867
Milacron, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 28, 2023		30,011	30,210,971
Paladin Brands Holding, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		10,475	10,553,563
Paternoster Holding IV GmbH
Term Loan, 6.00%, (3 mo. EURIBOR + 5.00%, Floor 1.00%), Maturing March 31, 2022	EUR	13,075	15,470,758
Rexnord, LLC
Term Loan, 4.09%, (USD LIBOR + 2.75%), Maturing August 21, 2023(4)		51,337	51,708,713
Robertshaw US Holding Corp.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 10, 2024		8,350	8,446,551
Signode Industrial Group US, Inc.
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing May 4, 2021(4)		7,737	7,814,004
STS Operating, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 12, 2021		5,256	5,301,796
Tank Holding Corp.
Term Loan, 5.54%, (USD LIBOR + 4.25%), Maturing March 16, 2022(4)		8,883	8,918,720
Terex Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing January 31, 2024		10,093	10,148,142
Thermon Industries, Inc.
Term Loan, Maturing October 24, 2024(5)		3,875	3,894,375

			$436,813,527

Insurance — 3.1%
Alliant Holdings I, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 12, 2022		21,433	$21,606,899
AmWINS Group, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		28,791	28,923,156

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022	35,154	$35,452,093
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	33,326	33,626,222
Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025	16,225	16,764,984
Cunningham Lindsey U.S., Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 10, 2019	11,638	11,477,983
Term Loan - Second Lien, 9.33%, (3 mo. USD LIBOR + 8.00%), Maturing June 10, 2020	6,266	5,701,977
Hub International Limited
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing October 2, 2020	36,052	36,381,083
NFP Corp.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 8, 2024	22,248	22,482,235
USI Holdings Corporation
Term Loan, Maturing July 26, 2024(5)	6,100	6,096,188
USI, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	21,650	21,701,419

		$240,214,239

Leisure Goods / Activities / Movies — 4.0%
AMC Entertainment, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022	9,905	$9,924,736
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	3,945	3,940,666
Ancestry.com Operations, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	28,859	29,151,587
Bombardier Recreational Products, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2023	31,903	32,102,142
Bright Horizons Family Solutions, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2023	8,635	8,703,036
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	18,245	18,386,100
Cedar Fair L.P.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 13, 2024	2,438	2,460,442

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Cinemark USA, Inc.
Term Loan, 3.28%, (3 mo. USD LIBOR + 2.00%), Maturing May 9, 2022	2,430	$2,444,484
ClubCorp Club Operations, Inc.
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing August 15, 2024	18,450	18,510,534
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	27,775	27,994,895
Emerald Expositions Holding, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 22, 2024	11,222	11,323,579
Kasima, LLC
Term Loan, 3.83%, (USD LIBOR + 2.50%), Maturing May 17, 2021(4)	243	244,669
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	637	641,547
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	4,935	4,971,991
Live Nation Entertainment, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	16,682	16,775,858
Match Group, Inc.
Term Loan, 3.81%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	6,661	6,728,113
National CineMedia, LLC
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing November 26, 2019	6,232	6,253,322
Regal Cinemas Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 1, 2022	5,334	5,338,585
Sabre GLBL, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024	11,384	11,451,642
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing May 14, 2020	2,301	2,252,915
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 31, 2024	16,790	16,562,852
SRAM, LLC
Term Loan, 4.53%, (2 mo. USD LIBOR + 3.25%), Maturing March 15, 2024	15,512	15,575,006
Steinway Musical Instruments, Inc.
Term Loan, 5.13%, (1 mo. USD LIBOR + 3.75%), Maturing September 19, 2019	11,145	10,894,644

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Travel Leaders Group, LLC
Term Loan, 5.81%, (3 mo. USD LIBOR + 4.50%), Maturing January 25, 2024		15,928	$16,151,571
UFC Holdings, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		10,197	10,293,392
WMG Acquisition Corp.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2023		21,377	21,501,419

			$310,579,727

Lodging and Casinos — 4.6%
Affinity Gaming, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2023		11,609	$11,674,745
Amaya Holdings B.V.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		39,783	40,091,147
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 1, 2022		2,511	2,536,026
Aristocrat Leisure Limited
Term Loan, 3.36%, (3 mo. USD LIBOR + 2.00%), Maturing September 19, 2024		5,450	5,477,250
Boyd Gaming Corporation
Term Loan, 3.70%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023		13,328	13,407,173
Caesars Growth Properties Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 8, 2021		8,308	8,323,828
CityCenter Holdings, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 18, 2024		32,868	33,044,814
Cyan Blue Holdco 3 Limited
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		4,168	4,209,364
Term Loan, 4.59%, (3 mo. GBP LIBOR + 4.25%), Maturing July 31, 2024	GBP	925	1,241,166
Eldorado Resorts, LLC
Term Loan, 3.50%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		12,255	12,293,245
ESH Hospitality, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 30, 2023		36,980	37,262,593
Four Seasons Hotels Limited
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2023		6,898	6,952,844

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Gateway Casinos & Entertainment Limited
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2023		5,860	$5,939,673
Golden Nugget, Inc.
Term Loan, 4.53%, (USD LIBOR + 3.25%), Maturing October 4, 2023(4)		38,178	38,601,112
Hilton Worldwide Finance, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023		39,342	39,620,288
La Quinta Intermediate Holdings, LLC
Term Loan, 4.11%, (3 mo. USD LIBOR + 2.75%), Maturing April 14, 2021		12,471	12,565,995
Las Vegas Sands, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 29, 2024		3,970	3,996,190
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing April 23, 2021		21,971	22,032,556
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 25, 2023		23,665	23,812,591
Playa Resorts Holding B.V.
Term Loan, 4.37%, (USD LIBOR + 3.00%), Maturing April 5, 2024(4)		18,778	18,832,713
RHP Hotel Properties L.P.
Term Loan, 3.56%, (3 mo. USD LIBOR + 2.25%), Maturing May 11, 2024		10,448	10,534,998
Richmond UK Bidco Limited
Term Loan, 4.65%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,925	3,880,954
Tropicana Entertainment, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 27, 2020		4,310	4,345,184

			$360,676,449

Nonferrous Metals / Minerals — 1.4%
Dynacast International, LLC
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		17,907	$18,130,599
Fairmount Santrol, Inc.
Term Loan, 6.75%, (3 mo. USD Prime + 2.50%), Maturing September 5, 2019		18,627	18,615,268
Term Loan, Maturing October 12, 2024(5)		18,575	18,627,251
Global Brass & Copper, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing July 18, 2023		11,014	11,165,189

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Murray Energy Corporation
Term Loan, 8.58%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020	18,321	$16,443,090
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)(7)	196	117,374
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)	3,252	518,044
Oxbow Carbon, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 19, 2020	6,459	6,548,191
Term Loan - Second Lien, 8.24%, (1 mo. USD LIBOR + 7.00%), Maturing January 17, 2020	17,595	17,671,824
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)(7)	1,545	974,842

		$108,811,672

Oil and Gas — 2.8%
Ameriforge Group, Inc.
Term Loan, 14.33%, (9.33% (3mo. USD LIBOR + 8.00%) Cash, 5.00% PIK), Maturing June 8, 2022	15,077	$15,985,714
Aquilex Holdings, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing October 3, 2024	11,200	11,298,000
Term Loan - Second Lien, 9.74%, (3 mo. USD LIBOR + 8.50%), Maturing October 3, 2025	4,100	4,048,750
BCP Raptor, LLC
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024	7,057	7,147,738
Bronco Midstream Funding, LLC
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 15, 2020	16,547	16,722,740
CITGO Holding, Inc.
Term Loan, 9.84%, (3 mo. USD LIBOR + 8.50%), Maturing May 12, 2018	7,278	7,375,099
CITGO Petroleum Corporation
Term Loan, 4.84%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021	10,947	11,010,496
Crestwood Holdings, LLC
Term Loan, 9.24%, (1 mo. USD LIBOR + 8.00%), Maturing June 19, 2019	7,679	7,712,724
Fieldwood Energy, LLC
Term Loan, 4.21%, (3 mo. USD LIBOR + 2.88%), Maturing September 28, 2018	12,537	12,051,634

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Fieldwood Energy, LLC (continued)
Term Loan, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 31, 2020	14,475	$13,111,933
Term Loan, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	3,998	2,843,556
Term Loan - Second Lien, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	5,552	2,119,027
Green Plains Renewable Energy, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	10,450	10,528,375
MEG Energy Corp.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	42,506	42,711,110
Paragon Offshore Finance Company
Term Loan, 0.00%, Maturing July 18, 2021(3)(6)	78	0
Term Loan, 7.35%, (3 mo. USD LIBOR + 6.00% (1.00% Cash, 6.35% PIK)), Maturing July 18, 2022	573	472,581
Seadrill Partners Finco, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 21, 2021	25,364	19,392,771
Sheridan Investment Partners II L.P.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	335	285,100
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	899	764,456
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	6,465	5,495,444
Sheridan Production Partners I, LLC
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	892	755,437
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,460	1,236,787
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	11,021	9,333,667
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023(7)	551	477,513
Ultra Resources, Inc.
Term Loan, 4.31%, (USD LIBOR + 3.00%), Maturing April 12, 2024(4)	13,300	13,338,796

		$216,219,448

Publishing — 1.7%
Ascend Learning, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 12, 2024	13,650	$13,753,795

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Getty Images, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	41,489	$36,406,216
Harland Clarke Holdings Corp.
Term Loan, 7.33%, (3 mo. USD LIBOR + 6.00%), Maturing December 31, 2021	4,682	4,713,793
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing February 9, 2022	9,834	9,865,218
LSC Communications, Inc.
Term Loan, 7.20%, (1 week USD LIBOR + 6.00%), Maturing September 30, 2022	8,284	8,367,327
Merrill Communications, LLC
Term Loan, 6.63%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	4,828	4,863,201
Nielsen Finance, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 4, 2023	25,624	25,769,490
ProQuest, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	12,225	12,357,736
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 14, 2020	10,499	10,548,828
Tweddle Group, Inc.
Term Loan, 7.38%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022	7,868	7,927,451

		$134,573,055

Radio and Television — 3.2%
ALM Media Holdings, Inc.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	5,771	$5,251,839
AP NMT Acquisition B.V.
Term Loan, 7.09%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	5,930	5,734,412
CBS Radio, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 17, 2023	14,159	14,287,655
Term Loan, Maturing October 17, 2023(5)	4,200	4,234,650
Cumulus Media Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing December 23, 2020	38,470	33,612,983
E.W. Scripps Company (The)
Term Loan, 3.49%, (3 mo. USD LIBOR + 2.25%), Maturing August 16, 2024	3,875	3,906,484

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Entercom Radio, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 3.50%), Maturing November 1, 2023	17,531	$17,607,802
Entravision Communications Corporation
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2020	12,489	12,532,272
Gray Television, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 7, 2024	2,357	2,378,235
Hubbard Radio, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing May 27, 2022	5,166	5,178,597
iHeartCommunications, Inc.
Term Loan, 8.08%, (3 mo. USD LIBOR + 6.75%), Maturing January 30, 2019	14,994	11,273,747
Term Loan, 8.83%, (3 mo. USD LIBOR + 7.50%), Maturing July 30, 2019	2,571	1,942,759
Mission Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	2,574	2,591,658
Nexstar Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	20,503	20,641,744
Radio Systems Corporation
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 2, 2024	4,115	4,145,548
Raycom TV Broadcasting, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	11,300	11,384,750
Sinclair Television Group, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	17,493	17,558,410
Univision Communications, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	73,957	73,696,929

		$247,960,474

Retailers (Except Food and Drug) — 3.6%
Ascena Retail Group, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	18,814	$16,409,244
Bass Pro Group, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	9,550	9,305,281
BJ’s Wholesale Club, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 3, 2024	8,060	7,876,332

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
CDW, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing August 17, 2023	17,909	$18,044,340
Coinamatic Canada, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	852	853,594
David’s Bridal, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	17,027	14,098,660
Evergreen Acqco 1 L.P.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	16,130	14,839,415
Global Appliance, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	10,150	10,172,208
Harbor Freight Tools USA, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	16,119	16,222,932
J. Crew Group, Inc.
Term Loan, 4.29%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	23,141	12,294,702
LSF9 Atlantis Holdings, LLC
Term Loan, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	14,693	14,800,213
Men’s Wearhouse, Inc. (The)
Term Loan, 4.77%, (USD LIBOR + 3.50%), Maturing June 18, 2021(4)	9,677	9,625,395
Michaels Stores, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 30, 2023	13,420	13,438,698
Neiman Marcus Group Ltd., LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	19,928	15,782,812
Party City Holdings, Inc.
Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing August 19, 2022	22,778	22,863,782
PetSmart, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	38,800	33,434,470
PFS Holding Corporation
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	11,527	10,403,092
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	6,151	5,935,653
Rent-A-Center, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 19, 2021	942	937,385

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Staples, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,250	$5,911,219
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing August 21, 2019	21,562	19,863,992
Vivid Seats Ltd.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2024	10,374	10,412,903

		$283,526,322

Steel — 0.8%
Atkore International, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 22, 2023	14,227	$14,346,343
Neenah Foundry Company
Term Loan, 7.79%, (2 mo. USD LIBOR + 6.50%), Maturing April 26, 2019	10,192	10,115,375
Zekelman Industries, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021	36,114	36,352,924

		$60,814,642

Surface Transport — 0.6%
Avis Budget Car Rental, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing March 15, 2022	9,736	$9,716,714
Hertz Corporation (The)
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	7,505	7,493,863
Kenan Advantage Group, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	973	975,362
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	3,200	3,207,354
PODS, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022	7,396	7,444,511
Stena International S.a.r.l.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	20,367	18,958,490

		$47,796,294

Telecommunications — 5.3%
Arris Group, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 26, 2024	572	$575,961

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
CenturyLink, Inc.
Term Loan, 2.75%, Maturing January 31, 2025(7)		50,575	$49,969,162
Ciena Corporation
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 28, 2022		6,670	6,702,982
Colorado Buyer, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		7,855	7,926,010
Consolidated Communications, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		17,341	17,091,402
Digicel International Finance Limited
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 28, 2024		11,725	11,820,266
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	16,875	19,764,673
Frontier Communications Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		18,977	18,102,692
Global Eagle Entertainment, Inc.
Term Loan, 8.71%, (3 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		13,890	13,635,505
Intelsat Jackson Holdings S.A.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2019		52,759	52,698,158
IPC Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		16,808	16,429,659
Level 3 Financing, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		23,800	23,893,510
Mitel Networks Corporation
Term Loan, Maturing July 27, 2023(5)		4,700	4,751,409
Onvoy, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		16,343	16,337,776
SBA Senior Finance II, LLC
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing March 24, 2021		10,401	10,451,979
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing June 10, 2022		1,948	1,956,781
Sprint Communications, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		54,252	54,475,190
Syniverse Holdings, Inc.
Term Loan, 4.24%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019		11,867	11,595,837

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc. (continued)
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	18,900	$18,468,742
Telesat Canada
Term Loan, 4.32%, (2 mo. USD LIBOR + 3.00%), Maturing November 17, 2023	41,546	41,954,199
U.S. Telepacific Corporation
Term Loan, 6.32%, (3 mo. USD LIBOR + 5.00%), Maturing May 2, 2023	1,247	1,213,365
Unitymedia Finance, LLC
Term Loan, Maturing October 16, 2024(5)	10,050	10,036,392

		$409,851,650

Utilities — 2.1%
Calpine Construction Finance Company L.P.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing May 3, 2020	3,301	$3,311,718
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2022	7,861	7,874,402
Calpine Corporation
Term Loan, 3.00%, (3 mo. USD LIBOR + 1.75%), Maturing November 30, 2017	1,268	1,270,560
Term Loan, 3.00%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	3,905	3,915,838
Term Loan, 4.09%, (3 mo. USD LIBOR + 2.75%), Maturing January 15, 2024	37,052	37,229,857
Dayton Power & Light Company (The)
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2022	4,044	4,106,370
Dynegy, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 7, 2024	18,877	19,009,903
Granite Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021	1,045	1,057,712
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021	23,108	23,397,203
Invenergy Thermal Operating I, LLC
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022	4,407	4,164,802
Lightstone Generation, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024	1,575	1,584,522
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024	25,278	25,429,591
Lonestar Generation, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 4.25%), Maturing February 22, 2021	8,865	8,770,820

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Longview Power, LLC
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021		10,435	$6,730,454
Talen Energy Supply, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023		6,475	6,473,010
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024		6,809	6,801,451
TPF II Power, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 2, 2023		4,788	4,821,032

			$165,949,245

Total Senior Floating-Rate Loans (identified cost $9,028,525,036)			$8,995,213,709

Corporate Bonds & Notes — 3.4%

Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Federal-Mogul Holdings, LLC
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$7,060,525

			$7,060,525

Building and Development — 0.0%(10)
VICI Properties 1, LLC/VICI FC, Inc.
8.00%, 10/15/23		186	$208,110

			$208,110

Cable and Satellite Television — 0.0%(10)
Virgin Media Secured Finance PLC
5.50%, 1/15/25(8)		1,825	$1,923,094

			$1,923,094

Chemicals and Plastics — 0.3%
Avantor, Inc.
6.00%, 10/1/24(8)		4,100	$4,187,125
Hexion, Inc.
6.625%, 4/15/20		22,200	19,869,000
PQ Corp.
6.75%, 11/15/22(8)		3,000	3,255,000

			$27,311,125

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		20,375	$20,757,235
4.859%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		8,075	8,260,119

			$29,017,354

Drugs — 0.5%
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/22(8)		9,841	$10,468,364
7.00%, 3/15/24(8)		12,794	13,881,490
5.50%, 11/1/25(8)		12,300	12,592,125

			$36,941,979

Electronics / Electrical — 0.1%
Western Digital Corp.
7.375%, 4/1/23(8)		10,400	$11,414,000

			$11,414,000

Entertainment — 0.1%
Vue International Bidco PLC
4.921%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	2,875	$3,376,655
7.875%, 7/15/20(8)	GBP	3,500	4,772,315

			$8,148,970

Equipment Leasing — 0.0%(10)
International Lease Finance Corp.
7.125%, 9/1/18(8)		750	$781,473

			$781,473

Food Products — 0.1%
Iceland Bondco PLC
4.629%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	3,074	$4,093,860

			$4,093,860

Health Care — 0.9%
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		11,650	$11,329,625
6.25%, 3/31/23		13,375	12,890,156
HCA, Inc.
4.75%, 5/1/23		4,650	4,876,688

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		21,975	$23,183,625
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,171,875
4.375%, 10/1/21		6,225	6,234,337

			$71,686,306

Insurance — 0.1%
Galaxy Bidco, Ltd.
5.28%, (3 mo. GBP LIBOR + 5.00%), 11/15/19(8)(9)	GBP	6,500	$8,679,248

			$8,679,248

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		4,200	$4,305,000

			$4,305,000

Media — 0.0%(10)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		3,600	$3,708,000

			$3,708,000

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		6,700	$6,917,750

			$6,917,750

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19		1,709	$1,268,932
Univision Communications, Inc.
6.75%, 9/15/22(8)		993	1,031,479
5.125%, 2/15/25(8)		3,000	2,988,750

			$5,289,161

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		8,600	$4,902,000

			$4,902,000

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.2%
Selecta Netherlands B.V.
4.63%, 9/30/30(8)	EUR	435	$177,390
Wind Acquisition Finance S.A.
4.919%, (3 mo. EURIBOR + 5.25%), 4/30/19(8)(9)	EUR	4,825	5,633,888
6.50%, 4/30/20(8)		3,150	3,261,353
Wind Tre SpA
(3 mo. EURIBOR + 2.75%), 1/20/24(8)(11)	EUR	6,175	7,236,103

			$16,308,734

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(8)		2,000	$2,072,500
5.875%, 1/15/24(8)		5,000	5,200,000
5.25%, 6/1/26(8)		7,675	7,722,969

			$14,995,469

Total Corporate Bonds & Notes (identified cost $266,361,052)			$263,692,158

Asset-Backed Securities — 0.6%

Security		Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2013-7R2A, Class DR, 8.809%, (3 mo. USD LIBOR + 7.45%), 10/15/27(8)(9)		$2,000	$2,059,681
Series 2013-7RA, Class DR, 8.499%, (3 mo. USD LIBOR + 7.14%), 10/15/28(8)(9)		3,000	3,109,918
Series 2015-16A, Class D, 6.709%, (3 mo. USD LIBOR + 5.35%), 7/15/27(8)(9)		3,000	3,006,060
Apidos CLO XVII
Series 2014-17A, Class C, 4.653%, (3 mo. USD LIBOR + 3.30%), 4/17/26(8)(9)		1,500	1,501,128
Apidos CLO XXI
Series 2015-21A, Class D, 6.904%, (3 mo. USD LIBOR + 5.55%), 7/18/27(8)(9)		1,500	1,506,515
Ares XXVIII CLO, Ltd.
Series 2013-3A, Class E, 6.253%, (3 mo. USD LIBOR + 4.90%), 10/17/24(8)(9)		2,000	2,007,434
Avery Point II CLO, Ltd.
Series 2013-2A, Class E, 5.603%, (3 mo. USD LIBOR + 4.25%), 7/17/25(8)(9)		1,670	1,647,677

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 6.459%, (3 mo. USD LIBOR + 5.10%), 7/15/26(8)(9)	$2,175	$2,065,841
Carlyle Global Market Strategies CLO, Ltd.
Series 2016-4A, Class D, 8.263%, (3 mo. USD LIBOR + 6.9%), 10/20/27(8)(9)	1,500	1,536,041
Cole Park CLO, Ltd.
Series 2015-1A, Class E, 7.463%, (3 mo. USD LIBOR + 6.10%), 10/20/28(8)(9)	2,000	2,007,780
Galaxy CLO, Ltd.
Series 2013-15A, Class ER, 8.004%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,508,727
Series 2015-19A, Class D1R, 7.895%, (3 mo. USD LIBOR + 6.53%), 7/24/30(8)(9)	2,000	1,944,678
Jay Park CLO, Ltd.
Series 2016-1A, Class D, 8.363%, (3 mo. USD LIBOR + 7.00%), 10/20/27(8)(9)	2,000	2,049,962
Neuberger Berman CLO XVIII, Ltd.
Series 2014-18A, Class DR, 9.059%, (3 mo. USD LIBOR + 7.75%), 11/14/27(8)(9)	2,000	2,052,758
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 8.816%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	3,000	3,088,309
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.863%, (3 mo. USD LIBOR + 3.50%), 4/20/25(8)(9)	2,900	2,910,392
Octagon Investment Partners XIV, Ltd.
Series 2012-1A, Class DR, 8.509%, (3 mo. USD LIBOR + 7.15%), 7/15/29(8)(9)	2,000	2,065,332
Palmer Square CLO, Ltd.
Series 2013-2A, Class DR, 7.453%, (3 mo. USD LIBOR + 6.10%), 10/17/27(8)(9)	2,450	2,474,880
Series 2014-1A, Class DR, 8.253%, (3 mo. USD LIBOR + 6.90%), 1/17/27(8)(9)	1,900	1,908,133
Series 2015-1A, Class DR, 7.516%, (3 mo. USD LIBOR + 6.20%), 5/21/29(8)(9)	1,850	1,847,750
Park Avenue Institutional Advisers CLO, Ltd.
Series 2017-1A, Class D, (3 mo. USD LIBOR + 6.22%), 11/14/29(8)(11)	500	481,798
Voya CLO, Ltd.
Series 2015-3A, Class D2, 6.813%, (3 mo. USD LIBOR + 5.45%), 10/20/27(8)(9)	2,900	2,946,777

Total Asset-Backed Securities (identified cost $44,832,433)		$46,727,571

Common Stocks — 0.8%

Security	Shares	Value

Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(3)(12)(13)	168	$1,735,629

		$1,735,629

Automotive — 0.0%(10)
Dayco Products, LLC(12)(13)	48,926	$1,528,938

		$1,528,938

Business Equipment and Services — 0.2%
Education Management Corp.(3)(12)(13)	41,829,101	$0
RCS Capital Corp.(12)(13)	435,169	12,837,486

		$12,837,486

Electronics / Electrical — 0.1%
Answers Corp.(12)(13)	642,963	$10,180,226

		$10,180,226

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(12)(13)	319,499	$103,837

		$103,837

Lodging and Casinos — 0.0%(10)
Caesars Entertainment Corp.(12)(13)	49,491	$640,908

		$640,908

Nonferrous Metals / Minerals — 0.0%(10)
ASP United/GHX Holding, LLC(3)(12)(13)	1,769	$0

		$0

Oil and Gas — 0.4%
AFG Holdings, Inc.(12)(13)	538,696	$18,315,664
Paragon Offshore Finance Company, Class A(12)(13)	16,581	18,516
Paragon Offshore Finance Company, Class B(12)(13)	8,290	160,619
Paragon Offshore, Ltd.(12)(13)	16,581	283,949
Samson Resources II, LLC, Class A(12)(13)	387,972	9,440,639
Southcross Holdings Group, LLC(3)(12)(13)	573	0
Southcross Holdings L.P., Class A(12)(13)	573	320,880

		$28,540,267

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Publishing — 0.1%
ION Media Networks, Inc.(3)(13)	13,247	$6,918,378
MediaNews Group, Inc.(12)(13)	66,239	1,059,823

		$7,978,201

Total Common Stocks (identified cost $43,091,334)		$63,545,492

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(12)(13)	46,544	$0

Total Convertible Preferred Stocks (identified cost $3,284,920)		$0

Warrants — 0.0%(10)

Security	Shares	Value

Electronics / Electrical — 0.0%(10)
Selecta Group S.a.r.l., Class D (12)(13)	16,020	$242,591

Total Warrants (identified cost $38,510)		$242,591

Short-Term Investments — 0.4%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(14)	32,874,837	$32,878,125

Total Short-Term Investments (identified cost $32,878,125)		$32,878,125

Total Investments — 120.6% (identified cost $9,419,011,410)		$9,402,299,646

Less Unfunded Loan Commitments — (0.1)%		$(3,459,030)

Net Investments — 120.5% (identified cost $9,415,552,380)		$9,398,840,616

Other Assets, Less Liabilities — (20.5)%		$(1,601,283,839)

Net Assets — 100.0%		$7,797,556,777

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $215,508,771 or 2.8% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(10)	Amount is less than 0.05%.

(11)	When-issued, variable rate security whose interest rate will be determined after October 31, 2017.

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	20,000,000	USD	23,530,024	JPMorgan Chase Bank, N.A.	11/30/17	$—	$(199,271)
USD	22,018,634	CAD	27,751,889	HSBC Bank USA, N.A.	11/30/17	502,045	—
USD	147,066,808	EUR	121,786,389	State Street Bank and Trust Company	11/30/17	4,998,401	—
USD	14,675,827	GBP	11,305,012	HSBC Bank USA, N.A.	11/30/17	—	(350,409)
USD	15,679,224	EUR	13,200,000	Goldman Sachs International	12/29/17	251,456	—
USD	108,455,636	EUR	91,847,341	Goldman Sachs International	12/29/17	1,107,189	—
USD	4,724,401	EUR	3,984,490	JPMorgan Chase Bank, N.A.	12/29/17	67,447	—
USD	165,936,143	EUR	142,400,844	Goldman Sachs International	1/31/18	—	(825,568)
USD	40,428,264	GBP	30,745,891	State Street Bank and Trust Company	1/31/18	—	(524,894)

						$6,926,538	$(1,900,142)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $9,382,674,255)	$9,365,962,491
Affiliated investment, at value (identified cost, $32,878,125)	32,878,125
Cash	32,398,116
Deposits for derivatives collateral — forward foreign currency exchange contracts	3,870,000
Foreign currency, at value (identified cost, $47,260,664)	47,253,853
Interest receivable	27,958,850
Dividends receivable from affiliated investment	90,427
Receivable for investments sold	26,715,280
Receivable for open forward foreign currency exchange contracts	6,926,538
Prepaid upfront fees on notes payable	724,980
Prepaid expenses	340,623
Total assets	$9,545,119,283

Liabilities
Notes payable	$1,400,000,000
Cash collateral due to brokers	3,720,000
Payable for investments purchased	327,766,816
Payable for when-issued securities	7,669,196
Payable for open forward foreign currency exchange contracts	1,900,142
Payable to affiliates:
Investment adviser fee	3,208,486
Trustees’ fees	8,458
Accrued expenses	3,289,408
Total liabilities	$1,747,562,506
Commitments and contingencies (see Note 10)
Net Assets applicable to investors’ interest in Portfolio	$7,797,556,777

Sources of Net Assets
Investors’ capital	$7,808,931,966
Net unrealized depreciation	(11,375,189)
Total	$7,797,556,777

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income	$390,068,907
Dividends	1,806,817
Dividends from affiliated investment	876,918
Total investment income	$392,752,642

Expenses
Investment adviser fee	$33,831,425
Trustees’ fees and expenses	104,292
Custodian fee	1,639,891
Legal and accounting services	644,676
Interest expense and fees	24,436,935
Miscellaneous	314,240
Total expenses	$60,971,459

Net investment income	$331,781,183

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(32,458,578)
Investment transactions — affiliated investment	3,361
Foreign currency transactions	673,800
Forward foreign currency exchange contracts	(24,603,491)
Net realized loss	$(56,384,908)
Change in unrealized appreciation (depreciation) —
Investments	$154,186,999
Investments — affiliated investment	(6,758)
Foreign currency	463,924
Forward foreign currency exchange contracts	188,569
Net change in unrealized appreciation (depreciation)	$154,832,734

Net realized and unrealized gain	$98,447,826

Net increase in net assets from operations	$430,229,009

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$331,781,183	$267,371,374
Net realized loss	(56,384,908)	(114,501,111)
Net change in unrealized appreciation (depreciation)	154,832,734	215,303,495
Net increase in net assets from operations	$430,229,009	$368,173,758
Capital transactions —
Contributions	$2,424,779,308	$743,046,528
Withdrawals	(383,089,390)	(1,125,614,046)
Net increase (decrease) in net assets from capital transactions	$2,041,689,918	$(382,567,518)

Net increase (decrease) in net assets	$2,471,918,927	$(14,393,760)

Net Assets
At beginning of year	$5,325,637,850	$5,340,031,610
At end of year	$7,797,556,777	$5,325,637,850

48	See Notes to Financial Statements.

Eaton Vance

Senior Debt Portfolio

October 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2017
Net increase in net assets from operations	$430,229,009
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(6,187,221,419)
Investments sold and principal repayments	3,260,683,264
Decrease in short-term investments, net	56,292,500
Net amortization/accretion of premium (discount)	(6,078,432)
Amortization of prepaid upfront fees on notes payable	2,005,675
Increase in deposits for derivatives collateral — forward foreign currency exchange contracts	(377,690)
Increase in interest receivable	(3,207,958)
Increase in dividends receivable from affiliated investment	(90,427)
Increase in receivable for open forward foreign currency exchange contracts	(1,552,011)
Increase in prepaid expenses	(173,651)
Increase in payable for cash collateral due to brokers	227,690
Increase in payable for open forward foreign currency exchange contracts	1,363,442
Increase in payable to affiliate for investment adviser fee	1,009,576
Increase in payable to affiliate for Trustees’ fees	2,791
Increase in accrued expenses	755,894
Increase in unfunded loan commitments	(3,472,900)
Net change in unrealized (appreciation) depreciation from investments	(154,180,241)
Net realized loss from investments	32,455,217
Net cash used in operating activities	$(2,571,329,671)

Cash Flows From Financing Activities
Proceeds from capital contributions	$2,424,779,308
Payments for capital withdrawals	(383,089,390)
Proceeds from notes payable	1,050,000,000
Repayments of notes payable	(500,000,000)
Payment of prepaid upfront fees on notes payable	(2,000,000)
Net cash provided by financing activities	$2,589,689,918

Net increase in cash*	$18,360,247

Cash at beginning of year(1)	$61,291,722

Cash at end of year(1)	$79,651,969

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$23,763,694

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(29,367).

(1)	Balance includes foreign currency, at value.

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.52%	0.58%	0.58%	0.55%	0.52%
Interest and fee expense	0.34%	0.44%	0.34%	0.27%	0.22%
Total expenses(1)	0.86%	1.02%	0.92%	0.82%	0.74%
Net investment income	4.68%	5.52%	5.09%	4.80%	4.97%
Portfolio Turnover	39%	38%	27%	38%	29%

Total Return	6.43%	8.32%	0.72%	2.84%	6.25%

Net assets, end of year (000’s omitted)	$7,797,557	$5,325,638	$5,340,032	$6,497,751	$7,113,677

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

50	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 98.0%, 1.4% and 0.6% respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans.  Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations.  Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities.  Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities, listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities, for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives.  Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies.  Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund.  The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation.  Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

51

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

52

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion and 0.375% over $10 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2017, the Portfolio’s investment adviser fee totaled $33,831,425 or 0.47% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $6,133,472,515 and $3,271,210,025, respectively, for the year ended October 31, 2017. Included in purchases are the cost of securities purchased by the Portfolio from investment companies or accounts advised by EVM or its affiliates of $433,178,829. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,417,376,926

Gross unrealized appreciation	$106,759,365
Gross unrealized depreciation	(125,295,675)

Net unrealized depreciation	$(18,536,310)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $1,900,142. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $150,000 at October 31, 2017.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in

53

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$6,926,538	$(1,900,142)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,358,645	$(825,568)	$—	$(533,077)	$—
HSBC Bank USA, N.A.	502,045	(350,409)	(151,636)	—	—
JPMorgan Chase Bank, N.A.	67,447	(67,447)	—	—	—
State Street Bank and Trust Company	4,998,401	(524,894)	(4,473,507)	—	—

	$6,926,538	$(1,768,318)	$(4,625,143)	$(533,077)	$—

54

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(825,568)	$825,568	$—	$—	$—
HSBC Bank USA, N.A.	(350,409)	350,409	—	—	—
JPMorgan Chase Bank, N.A.	(199,271)	67,447	—	131,824	—
State Street Bank and Trust Company	(524,894)	524,894	—	—	—

	$(1,900,142)	$1,768,318	$—	$131,824	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(24,603,491)	$188,569

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $373,612,000.

6  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and direct bank lenders that allows it to borrow up to $2.0 billion and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged based on the conduits’ commercial paper issuance rate or, for the portion of borrowings from direct bank lenders, typically on the one-month LIBOR or prime rate and is payable monthly. Under the terms of the Agreement, in effect through March 12, 2018, the Portfolio also pays an annual fee equal to 0.67% on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the amount of the facility. Program and liquidity fees for the year ended October 31, 2017 totaled $10,841,396 and are included in interest expense in the Statement of Operations. In connection with the renewal of the Agreement on March 13, 2017, the Portfolio paid an upfront fee of $2,000,000, which is being amortized to interest expense through March 12, 2018. The unamortized balance at October 31, 2017 is $724,980 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2017, the Portfolio had borrowings outstanding under the Agreement of $1,400,000,000 at an interest rate of 1.29%. The carrying amount of the borrowings at October 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. For the year ended October 31, 2017, the average borrowings under the Agreement and the average interest rate (excluding fees) were $1,036,506,849 and 1.10%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign

55

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$8,973,570,933	$18,183,746	$8,991,754,679
Corporate Bonds & Notes	—	263,692,158	—	263,692,158
Asset-Backed Securities	—	46,727,571	—	46,727,571
Common Stocks	640,908	54,250,577	8,654,007	63,545,492
Convertible Preferred Stocks	—	—	0	0
Warrants	—	242,591	—	242,591
Short-Term Investments	—	32,878,125	—	32,878,125

Total Investments	$640,908	$9,371,361,955	$26,837,753	$9,398,840,616

Forward Foreign Currency Exchange Contracts	$—	$6,926,538	$—	$6,926,538

Total	$640,908	$9,378,288,493	$26,837,753	$9,405,767,154

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(1,900,142)	$—	$(1,900,142)

Total	$—	$(1,900,142)	$—	$(1,900,142)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

56

Senior Debt Portfolio

October 31, 2017

Notes to Financial Statements — continued

10  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $6,405,000 (equal to 0.08% of net assets at October 31, 2017). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

57

Senior Debt Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

58

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

59

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

60

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

61

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.17

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 58

Federal Tax Information	23

Management and Organization	59

Important Notices	62

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2017, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 5.06%. For the period as a whole, performance was composed almost entirely of income payments, with only a small contribution from loan price appreciation.

As the period opened, capital markets in general experienced volatility following the outcome of the U.S. presidential election. In particular, many fixed-income markets experienced falling prices alongside rising interest rates, as market participants focused on the potential for a Trump Administration to spur higher economic growth and inflation by lowering taxes and reducing regulation. By contrast, the loan market was helped by increasing investor demand for floating-rate securities amid growing expectations for rising short-term interest rates. As the period carried on, the U.S. Federal Reserve Board (the Fed) followed through with its pledge to tighten financial conditions, with short-term rate hikes in December 2016, and March and June 2017. As a result, loans benefited from investor demand throughout the period.

Amid strong demand, issuance of new loans was robust throughout the period. Growth in overall loan supply, however, was limited by repayments and refinancing of existing loans. Refinancing in general delivered a recycling of existing loans at lower overall spreads to U.S. Treasurys. While tightening loan spreads throughout the period hurt some of the asset class’ income generating power, rising interest rates on new loan issuance provided a significant offset. Loan price changes, on the other hand, were relatively stable, with the majority of loans beginning and ending the fiscal year near their par value (issuance price). Approximately 85% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy continuing its low-growth recovery throughout the period, health in corporate fundamentals continued to reflect relatively benign conditions. As a result, the loan market’s default rate remained low from a historical perspective, finishing the period near a 20-month low and running at approximately half its long-term average.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.60%. By comparison, the Fund’s benchmark, the Index, returned 5.06% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses. Outperformance of the Fund versus the Index for the period was a function of the Fund’s positioning, diversification,6 loan selection, and the inclusion of an allocation to high-yield bonds.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC- and D- (defaulted) rating7 tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run; it may detract from relative performance versus the Index in times when lower quality loans perform well. For the period, the Fund held overweight positions in the BB- and B-rated segments of the loan index, which returned 3.97% and 5.13%, respectively. The Fund maintained underweights to CCC- and D-rated segments of the Index, which returned 15.22% and 9.94%, respectively. As a result, the Fund’s positioning in higher quality loans detracted from Fund performance versus the Index during the period.

On the sector level, the period was notable for weakness in the retailers (except food and drug) sector of the loan market, which suffered a negative return on challenging business results and investors’ seemingly increasing aversion to the space. The Fund’s underweight exposure to retailers (except food and drug) was therefore a contributor to relative results versus the Index. Elsewhere, overweight exposure to food/ drug retailers was a detractor, as this area also experienced weakness. Loan selection contributed to Fund performance versus the Index, with loan picks in the Fund generally outpacing those within the Index at large for the period.

The Fund’s out-of-Index holdings in high-yield bonds also contributed to Fund performance versus the Index, as the high-yield asset class outperformed loans during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Michael W. Weilheimer, CFA, Kelley G. Baccei and Stephen C. Concannon, CFA

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV		09/07/2000	09/07/2000	5.59%	3.99%	4.12%
Class A at NAV		05/07/2003	09/07/2000	5.60	4.00	4.12
Class A with 2.25% Maximum Sales Charge		—	—	3.26	3.53	3.88
Class B at NAV		09/05/2000	09/05/2000	4.81	3.22	3.34
Class B with 5% Maximum Sales Charge		—	—	–0.19	2.87	3.34
Class C at NAV		09/05/2000	09/05/2000	4.92	3.24	3.34
Class C with 1% Maximum Sales Charge		—	—	3.92	3.24	3.34
Class I at NAV		09/15/2000	09/15/2000	5.97	4.25	4.37
Class R6 at NAV		06/27/2016	09/15/2000	5.97	4.27	4.38
S&P/LSTA Leveraged Loan Index		—	—	5.06%	4.15%	4.68%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I	Class R6
	1.06%	1.07%	1.82%	1.82%	0.82%	0.76%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2007	$14,972	N.A.
Class B	$10,000	10/31/2007	$13,892	N.A.
Class C	$10,000	10/31/2007	$13,895	N.A.
Class I	$250,000	10/31/2007	$383,655	N.A.
Class R6	$1,000,000	10/31/2007	$1,536,032	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of net assets)

Credit Quality (% of bonds, loans and asset-blacked securities)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]	Diversification cannot ensure a profit or eliminate the risk of loss.

[7]

Credit ratings are categorized using S&P. If S&P does not publish a rating for the High Income Opportunities Portfolio’s securities, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,018.60	$5.14	1.01%
Class A	$1,000.00	$1,019.70	$5.09	1.00%
Class B	$1,000.00	$1,014.80	$8.89	1.75%
Class C	$1,000.00	$1,015.90	$8.94	1.76%
Class I	$1,000.00	$1,021.00	$3.87	0.76%
Class R6	$1,000.00	$1,021.20	$3.62	0.71%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.14	1.01%
Class A	$1,000.00	$1,020.20	$5.09	1.00%
Class B	$1,000.00	$1,016.40	$8.89	1.75%
Class C	$1,000.00	$1,016.30	$8.94	1.76%
Class I	$1,000.00	$1,021.40	$3.87	0.76%
Class R6	$1,000.00	$1,021.60	$3.62	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,524,906,611)	$1,502,057,513
Investment in High Income Opportunities Portfolio, at value (identified cost, $291,153,240)	293,525,474
Receivable for Fund shares sold	5,536,242
Total assets	$1,801,119,229

Liabilities
Payable for Fund shares redeemed	$5,470,667
Distributions payable	826,127
Payable to affiliates:
Administration fee	228,388
Distribution and service fees	195,577
Trustees’ fees	42
Accrued expenses	265,342
Total liabilities	$6,986,143
Net Assets	$1,794,133,086

Sources of Net Assets
Paid-in capital	$1,892,181,037
Accumulated net realized loss from Portfolios	(76,303,785)
Accumulated distributions in excess of net investment income	(1,267,302)
Net unrealized depreciation from Portfolios	(20,476,864)
Total	$1,794,133,086

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2017
Net Assets	$159,778,205
Shares Outstanding	17,987,617
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

Class A Shares
Net Assets	$199,714,263
Shares Outstanding	21,139,329
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.45
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.67

Class B Shares
Net Assets	$1,555,498
Shares Outstanding	175,311
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.87

Class C Shares
Net Assets	$137,536,393
Shares Outstanding	15,515,912
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.86

Class I Shares
Net Assets	$1,280,057,624
Shares Outstanding	144,041,455
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class R6 Shares
Net Assets	$15,491,103
Shares Outstanding	1,743,716
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolios (net of foreign taxes, $2,121)	$78,080,050
Dividends allocated from Portfolios	1,798,025
Expenses allocated from Portfolios	(9,005,298)
Total investment income from Portfolios	$70,872,777

Expenses
Administration fee	$2,467,217
Distribution and service fees
Advisers Class	442,360
Class A	605,255
Class B	19,273
Class C	1,503,736
Trustees’ fees and expenses	500
Custodian fee	65,585
Transfer and dividend disbursing agent fees	853,113
Legal and accounting services	68,699
Printing and postage	105,231
Registration fees	139,515
Miscellaneous	24,574
Total expenses	$6,295,058

Net investment income	$64,577,719

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$(7,178,707)
Swap contracts	7,687
Foreign currency transactions	114,304
Forward foreign currency exchange contracts	(4,411,677)
Net realized loss	$(11,468,393)
Change in unrealized appreciation (depreciation) —
Investments	$34,842,522
Swap contracts	(7,473)
Foreign currency	82,453
Forward foreign currency exchange contracts	145,606
Net change in unrealized appreciation (depreciation)	$35,063,108

Net realized and unrealized gain	$23,594,715

Net increase in net assets from operations	$88,172,434

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$64,577,719	$54,396,109
Net realized loss	(11,468,393)	(27,406,086)
Net change in unrealized appreciation (depreciation)	35,063,108	47,205,061
Net increase in net assets from operations	$88,172,434	$74,195,084
Distributions to shareholders —
From net investment income
Advisers Class	$(6,819,342)	$(7,009,811)
Class A	(9,317,103)	(13,336,402)
Class B	(59,943)	(100,107)
Class C	(4,668,767)	(5,760,218)
Class I	(43,482,363)	(28,657,151)
Class R6	(612,122)	(45,249)
Total distributions to shareholders	$(64,959,640)	$(54,908,938)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$77,100,688	$46,214,197
Class A	79,270,342	56,524,113
Class B	16,648	2,882
Class C	14,059,494	13,164,367
Class I	891,327,570	190,181,688
Class R6	6,619,997	13,204,908
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,791,227	6,970,261
Class A	8,712,793	12,734,151
Class B	55,666	93,376
Class C	3,916,863	4,600,400
Class I	36,160,382	21,738,762
Class R6	611,316	45,249
Cost of shares redeemed
Advisers Class	(108,327,604)	(48,638,193)
Class A	(199,271,858)	(112,955,867)
Class B	(392,103)	(1,161,692)
Class C	(41,432,732)	(37,960,152)
Class I	(273,918,332)	(355,683,961)
Class R6	(5,147,927)	(128,736)
Net asset value of shares exchanged
Class A	411,331	318,736
Class B	(411,331)	(318,736)
Net increase (decrease) in net assets from Fund share transactions	$496,152,430	$(191,054,247)

Net increase (decrease) in net assets	$519,365,224	$(171,768,101)

Net Assets
At beginning of year	$1,274,767,862	$1,446,535,963
At end of year	$1,794,133,086	$1,274,767,862

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,267,302)	$(144,213)

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.740	$8.550	$8.890	$9.030	$8.920

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.362	$0.351	$0.325	$0.354
Net realized and unrealized gain (loss)	0.142	0.193	(0.335)	(0.120)	0.116

Total income from operations	$0.481	$0.555	$0.016	$0.205	$0.470

Less Distributions
From net investment income	$(0.341)	$(0.365)	$(0.344)	$(0.344)	$(0.360)
Tax return of capital	—	—	(0.012)	(0.001)	—

Total distributions	$(0.341)	$(0.365)	$(0.356)	$(0.345)	$(0.360)

Net asset value — End of year	$8.880	$8.740	$8.550	$8.890	$9.030

Total Return(2)	5.59%	6.72%	0.15%	2.29%	5.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$159,778	$181,145	$173,352	$241,333	$310,392
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.03%	1.06%	1.07%	1.10%	1.07%
Net investment income	3.83%	4.28%	4.00%	3.60%	3.93%
Portfolio Turnover of the Fund(5)	13%	13%	5%	8%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$9.300	$9.090	$9.460	$9.610	$9.490

Income (Loss) From Operations
Net investment income(1)	$0.360	$0.385	$0.379	$0.346	$0.368
Net realized and unrealized gain (loss)	0.153	0.214	(0.368)	(0.130)	0.135

Total income from operations	$0.513	$0.599	$0.011	$0.216	$0.503

Less Distributions
From net investment income	$(0.363)	$(0.389)	$(0.368)	$(0.365)	$(0.383)
Tax return of capital	—	—	(0.013)	(0.001)	—

Total distributions	$(0.363)	$(0.389)	$(0.381)	$(0.366)	$(0.383)

Net asset value — End of year	$9.450	$9.300	$9.090	$9.460	$9.610

Total Return(2)	5.60%	6.82%	0.10%	2.27%	5.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$199,714	$305,764	$343,734	$958,981	$1,181,582
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.03%	1.07%	1.07%	1.10%	1.07%
Net investment income	3.83%	4.29%	4.06%	3.61%	3.84%
Portfolio Turnover of the Fund(5)	13%	13%	5%	8%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.730	$8.540	$8.880	$9.020	$8.910

Income (Loss) From Operations
Net investment income(1)	$0.273	$0.300	$0.285	$0.258	$0.293
Net realized and unrealized gain (loss)	0.142	0.192	(0.335)	(0.121)	0.109

Total income (loss) from operations	$0.415	$0.492	$(0.050)	$0.137	$0.402

Less Distributions
From net investment income	$(0.275)	$(0.302)	$(0.280)	$(0.276)	$(0.292)
Tax return of capital	—	—	(0.010)	(0.001)	—

Total distributions	$(0.275)	$(0.302)	$(0.290)	$(0.277)	$(0.292)

Net asset value — End of year	$8.870	$8.730	$8.540	$8.880	$9.020

Total Return(2)	4.81%	5.94%	(0.59)%	1.52%	4.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,555	$2,252	$3,612	$5,802	$7,949
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.78%	1.82%	1.82%	1.85%	1.82%
Net investment income	3.09%	3.56%	3.25%	2.86%	3.26%
Portfolio Turnover of the Fund(5)	13%	13%	5%	8%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.720	$8.530	$8.880	$9.010	$8.900

Income (Loss) From Operations
Net investment income(1)	$0.272	$0.298	$0.285	$0.257	$0.289
Net realized and unrealized gain (loss)	0.142	0.193	(0.346)	(0.110)	0.113

Total income (loss) from operations	$0.414	$0.491	$(0.061)	$0.147	$0.402

Less Distributions
From net investment income	$(0.274)	$(0.301)	$(0.279)	$(0.276)	$(0.292)
Tax return of capital	—	—	(0.010)	(0.001)	—

Total distributions	$(0.274)	$(0.301)	$(0.289)	$(0.277)	$(0.292)

Net asset value — End of year	$8.860	$8.720	$8.530	$8.880	$9.010

Total Return(2)	4.92%	5.93%	(0.60)%	1.52%	4.58%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$137,536	$158,443	$175,558	$203,671	$224,682
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.78%	1.82%	1.82%	1.85%	1.82%
Net investment income	3.08%	3.54%	3.25%	2.86%	3.22%
Portfolio Turnover of the Fund(5)	13%	13%	5%	8%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.740	$8.550	$8.900	$9.040	$8.930

Income (Loss) From Operations
Net investment income(1)	$0.361	$0.383	$0.373	$0.348	$0.373
Net realized and unrealized gain (loss)	0.153	0.194	(0.345)	(0.120)	0.120

Total income from operations	$0.514	$0.577	$0.028	$0.228	$0.493

Less Distributions
From net investment income	$(0.364)	$(0.387)	$(0.365)	$(0.367)	$(0.383)
Tax return of capital	—	—	(0.013)	(0.001)	—

Total distributions	$(0.364)	$(0.387)	$(0.378)	$(0.368)	$(0.383)

Net asset value — End of year	$8.890	$8.740	$8.550	$8.900	$9.040

Total Return(2)	5.97%	6.99%	0.29%	2.54%	5.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,280,058	$613,984	$750,280	$961,024	$784,225
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.77%	0.82%	0.82%	0.85%	0.82%
Net investment income	4.08%	4.54%	4.25%	3.86%	4.14%
Portfolio Turnover of the Fund(5)	13%	13%	5%	8%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net asset value — Beginning of period	$8.740	$8.480

Income (Loss) From Operations
Net investment income(2)	$0.366	$0.131
Net realized and unrealized gain	0.138	0.270

Total income from operations	$0.504	$0.401

Less Distributions
From net investment income	$(0.364)	$(0.141)

Total distributions	$(0.364)	$(0.141)

Net asset value — End of period	$8.880	$8.740

Total Return(3)	5.97%	4.75	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,491	$13,180
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.73%	0.76	%(6)
Net investment income	4.13%	4.35	%(6)
Portfolio Turnover of the Fund(7)	13%	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October, 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2017 were as follows: Eaton Vance Floating Rate Portfolio (15.3%) and High Income Opportunities Portfolio (16.6%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

Additional valuation policies for High Income Opportunities Portfolio (the Portfolio) are as follows:

Derivatives. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$64,959,640	$54,908,938

During the year ended October 31, 2017, accumulated net realized loss was decreased by $20,351,128, accumulated distributions in excess of net investment income was increased by $741,168 and paid-in capital was decreased by $19,609,960 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(64,730,007)
Net unrealized depreciation	$(32,491,817)
Other temporary differences	$(826,127)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolios, the timing of recognizing distributions to shareholders and the deferral of passive losses from partnership investments in the Portfolios.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $21,533,717 and deferred capital losses of $43,196,290 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $43,196,290 are long-term.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $2,467,217. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2017, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $7,991,864 or 0.49% of the Fund’s average daily net assets.

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $22,080 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $21,495 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $442,360 for Advisers Class shares and $605,255 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $14,455 and $1,127,802 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $4,818 and $375,934 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $5,000, $1,000 and $8,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$501,832,279	$184,072,365
High Income Opportunities Portfolio	134,672,574	25,200,579

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2017	2016

Sales	8,712,685	5,414,406
Issued to shareholders electing to receive payments of distributions in Fund shares	766,985	823,728
Redemptions	(12,217,667)	(5,788,750)

Net increase (decrease)	(2,737,997)	449,384

	Year Ended October 31,
Class A	2017	2016
Sales	8,424,016	6,297,559
Issued to shareholders electing to receive payments of distributions in Fund shares	925,562	1,415,865
Redemptions	(21,142,264)	(12,655,569)
Exchange from Class B shares	43,662	35,449

Net decrease	(11,749,024)	(4,906,696)

	Year Ended October 31,
Class B	2017	2016

Sales	1,902	342
Issued to shareholders electing to receive payments of distributions in Fund shares	6,296	11,080
Redemptions	(44,303)	(138,714)
Exchange to Class A shares	(46,510)	(37,733)

Net decrease	(82,615)	(165,025)

	Year Ended October 31,
Class C	2017	2016

Sales	1,592,760	1,564,229
Issued to shareholders electing to receive payments of distributions in Fund shares	443,141	545,189
Redemptions	(4,685,471)	(4,519,334)

Net decrease	(2,649,570)	(2,409,916)

	Year Ended October 31,
Class I	2017	2016

Sales	100,643,310	22,437,686
Issued to shareholders electing to receive payments of distributions in Fund shares	4,076,831	2,571,081
Redemptions	(30,890,832)	(42,502,909)

Net increase (decrease)	73,829,309	(17,494,142)

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Notes to Financial Statements — continued

Class R6	Year Ended October 31, 2017	Period Ended October 31, 2016(1)

Sales	747,290	1,517,653
Issued to shareholders electing to receive payments of distributions in Fund shares	69,006	5,177
Redemptions	(580,696)	(14,714)

Net increase	235,600	1,508,116

(1)	Class R6 commenced operations on June 27, 2016.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017 and October 31, 2016, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

22

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 91.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%
Accudyne Industries, LLC
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 2, 2024	7,875	$7,940,827
IAP Worldwide Services, Inc.
Revolving Loan, 1.37%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2018(2)	5,347	5,327,840
Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2019(3)	7,158	5,776,139
TransDigm, Inc.
Term Loan, 4.33%, (USD LIBOR + 3.00%), Maturing June 4, 2021(4)	33,766	33,955,682
Term Loan, 4.27%, (USD LIBOR + 3.00%), Maturing June 9, 2023(4)	28,767	28,925,014
Term Loan, 4.26%, (USD LIBOR + 3.00%), Maturing August 22, 2024(4)	28,463	28,644,783
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	12,350	12,157,031

		$122,727,316

Automotive — 2.0%
American Axle and Manufacturing, Inc.
Term Loan, 3.56%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)	38,537	$38,605,437
Apro, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	2,975	3,019,625
CS Intermediate Holdco 2, LLC
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing November 2, 2023	6,349	6,395,683
Dayco Products, LLC
Term Loan, 6.32%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	11,696	11,812,644
FCA US, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	10,000	10,054,170
Federal-Mogul Holdings Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	45,293	45,646,390
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2019	16,217	16,301,458
Horizon Global Corporation
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021	5,898	5,949,943

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Sage Automotive Interiors, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022		10,545	$10,584,857
TI Group Automotive Systems, LLC
Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing June 30, 2022	EUR	7,865	9,248,748
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2022		17,703	17,785,959
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		17,775	17,885,865
Visteon Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 24, 2024		2,500	2,516,145

			$195,806,924

Beverage and Tobacco — 0.3%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 20, 2024		5,622	$5,693,781
Flavors Holdings, Inc.
Term Loan, 7.08%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		10,668	10,027,450
Term Loan - Second Lien, 11.33%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,235,000
Refresco Group B.V.
Term Loan, Maturing September 26, 2024(5)		3,975	4,004,813
Term Loan, Maturing September 26, 2024(5)	EUR	10,000	11,718,875

			$33,679,919

Brokerage / Securities Dealers / Investment Houses — 0.6%
Aretec Group, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020		15,866	$15,885,773
Term Loan - Second Lien, 6.74%, (1 mo. USD LIBOR + 5.50% (2.00% Cash, 4.74% PIK)), Maturing May 23, 2021		28,171	28,047,631
Resolute Investment Managers, Inc.
Term Loan - Second Lien, Maturing April 30, 2023(5)		3,800	3,800,000
Salient Partners L.P.
Term Loan, 9.85%, (3 mo. USD LIBOR + 8.50%), Maturing May 19, 2021		8,951	8,682,591

			$56,415,995

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development — 2.3%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 31, 2023		31,964	$32,190,779
Beacon Roofing Supply, Inc.
Term Loan, Maturing August 23, 2024(5)		6,625	6,671,925
Capital Automotive L.P.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 24, 2024		4,842	4,869,420
Core & Main L.P.
Term Loan, 4.46%, (6 mo. USD LIBOR + 3.00%), Maturing August 1, 2024		8,525	8,608,477
CPG International, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 3, 2024		15,553	15,696,415
DTZ U.S. Borrower, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021		33,007	33,218,310
Hanjin International Corp.
Term Loan, 3.85%, (3 mo. USD LIBOR + 2.50%), Maturing September 20, 2020		5,650	5,678,250
Henry Company, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing October 5, 2023		7,482	7,562,758
PCF GmbH
Term Loan, 4.00%, (1 mo. EURIBOR + 3.25%, Floor 0.75%), Maturing August 1, 2024	EUR	8,625	10,148,862
Ply Gem Industries, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 1, 2021		8,288	8,353,252
Quikrete Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023		36,003	36,092,945
RE/MAX International, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		21,642	21,737,105
Realogy Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing July 20, 2021		4,905	4,914,260
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 20, 2022		10,931	11,007,632
Summit Materials Companies I, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 17, 2022		7,600	7,669,732
VICI Properties 1, LLC
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing October 14, 2022		684	685,108

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Werner FinCo L.P.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		6,175	$6,167,281
WireCo WorldGroup, Inc.
Term Loan, 6.82%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2023		7,950	7,997,411

			$229,269,922

Business Equipment and Services — 8.8%
Acosta Holdco, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		12,609	$11,110,057
AlixPartners, LLP
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		22,636	22,784,812
Altisource Solutions S.a.r.l.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing December 9, 2020		8,266	7,925,488
Avatar Purchaser, Inc.
Term Loan, Maturing September 6, 2024(5)		14,600	14,636,500
Belron S.A.
Term Loan, Maturing October 26, 2024(5)	EUR	2,750	3,233,367
Term Loan, Maturing October 26, 2024(5)		6,175	6,229,031
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.61%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		6,010	6,050,571
Camelot UK Holdco Limited
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 3, 2023		19,949	20,101,733
Cast and Crew Payroll, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 26, 2024		6,903	6,956,926
Change Healthcare Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		76,889	77,390,554
Charah, LLC
Term Loan, 7.49%, (1 mo. USD LIBOR + 6.25%), Maturing October 25, 2024		7,375	7,411,875
Corporate Capital Trust, Inc.
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019		17,539	17,593,246
CPM Holdings, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing April 11, 2022		3,478	3,524,143
Crossmark Holdings, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		35,668	23,862,150

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024		14,040	$14,099,987
DigiCert, Inc.
Term Loan, Maturing October 31, 2024(5)		10,925	11,077,950
Education Management, LLC
Revolving Loan, 5.17%, (USD LIBOR + 4.50%), Maturing March 31, 2019(2)(3)(4)		6,523	3,098,460
Term Loan, 5.85%, (3 mo. USD LIBOR + 4.50%), Maturing July 2, 2020(3)		4,614	2,191,486
Term Loan, 8.85%, (3 mo. USD LIBOR + 7.50%), Maturing July 2, 2020(3)		10,387	0
EIG Investors Corp.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing February 9, 2023		50,239	50,819,630
Element Materials Technology Group US Holdings, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		4,325	4,377,259
Extreme Reach, Inc.
Term Loan, 7.59%, (3 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		10,458	10,470,681
First Data Corporation
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 2, 2020		14,406	14,449,205
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022		53,049	53,268,028
Garda World Security Corporation
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing May 24, 2024		21,709	21,926,402
Term Loan, 6.03%, (3 mo. USD LIBOR + 4.75%), Maturing May 24, 2024	CAD	9,975	7,756,024
Gartner, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 20, 2022		2,925	2,943,281
Global Payments, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 21, 2023		6,393	6,423,510
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 4.00%), Maturing August 26, 2024		18,450	18,542,250
IG Investment Holdings, LLC
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing October 31, 2021		27,575	27,953,950
Information Resources, Inc.
Term Loan, 5.62%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		16,094	16,267,137

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ION Trading Finance Limited
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing August 11, 2023	EUR	11,937	$14,071,844
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing August 11, 2023		13,172	13,180,005
J.D. Power and Associates
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		13,221	13,370,040
KAR Auction Services, Inc.
Term Loan, 3.63%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		14,307	14,408,639
Kronos Incorporated
Term Loan, 4.81%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2023		62,106	62,599,285
Monitronics International, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		22,866	22,711,533
PGX Holdings, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		10,573	10,573,176
Prime Security Services Borrower, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		17,433	17,607,337
Red Ventures, LLC
Term Loan, Maturing October 11, 2022(5)		13,625	13,548,359
ServiceMaster Company
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023		37,120	37,339,730
Spin Holdco, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing November 14, 2022		38,042	38,299,355
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2024	EUR	14,375	16,884,245
Tempo Acquisition, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		9,626	9,668,989
Trans Union, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023		10,712	10,754,635
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.06%, (3 mo. USD LIBOR + 2.75%), Maturing September 2, 2021		26,970	27,040,198
Vantiv, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing August 7, 2024		11,197	11,269,347
Term Loan, Maturing September 18, 2024(5)		3,153	3,163,472

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Vestcom Parent Holdings, Inc.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		13,123	$13,221,750
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		1,555	1,558,899
West Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		12,294	12,306,467

			$858,052,998

Cable and Satellite Television — 3.7%
Atlantic Broadband Finance, LLC
Term Loan, Maturing August 11, 2024(5)		5,000	$5,003,905
Charter Communications Operating, LLC
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2020		2,481	2,494,717
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing January 3, 2021		2,481	2,494,178
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		31,664	31,922,983
CSC Holdings, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		34,724	34,680,297
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,953	11,646,237
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		20,597	20,606,160
Radiate Holdco, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		7,164	7,101,874
Telenet Financing USD, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2025		33,625	33,797,799
Telnet International Finance S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 31, 2026	EUR	2,500	2,938,880
Unitymedia Hessen GmbH & Co. KG
Term Loan, Maturing October 16, 2024(5)	EUR	10,000	11,703,825
UPC Financing Partnership
Term Loan, 3.73%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		25,255	25,368,648
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing October 15, 2026	EUR	3,900	4,563,306

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Bristol, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		79,000	$79,388,838
Virgin Media Investment Holdings Limited
Term Loan, 3.80%, (1 mo. GBP LIBOR + 3.50%), Maturing January 31, 2026	GBP	14,475	19,319,097
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	22,850	26,727,723
Ziggo Secured Finance Partnership
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		42,375	42,516,236

			$362,274,703

Chemicals and Plastics — 5.0%
Alpha 3 B.V.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		5,636	$5,678,144
Aruba Investments, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing February 2, 2022		3,855	3,871,393
Ashland, Inc.
Term Loan, 3.29%, (USD LIBOR + 2.00%), Maturing May 17, 2024(4)		6,309	6,353,876
Avantor, Inc.
Term Loan, Maturing September 7, 2024(5)		14,000	14,050,316
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing February 1, 2023	EUR	12,878	15,171,199
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing June 1, 2024		43,591	43,881,370
Caldic B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing June 27, 2024	EUR	1,500	1,765,566
Chemours Company (The)
Term Loan, 3.00%, (6 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing May 12, 2022	EUR	7,064	8,302,219
Emerald Performance Materials, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,302	5,341,266
Ferro Corporation
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing February 14, 2024	EUR	2,985	3,506,196
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 14, 2024		9,278	9,337,812

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group GmbH
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,769	$2,693,138
Flint Group US, LLC
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,752	16,291,278
Gemini HDPE, LLC
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 7, 2021		10,317	10,388,288
H.B. Fuller Company
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 12, 2024		22,600	22,757,386
Huntsman International, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2023		6,911	6,960,463
Ineos Finance PLC
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing March 31, 2022	EUR	14,981	17,487,636
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing April 1, 2024	EUR	48,087	56,132,710
Ineos US Finance, LLC
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2022		8,874	8,907,449
Term Loan, Maturing March 31, 2024(5)		7,625	7,625,000
Term Loan, Maturing March 31, 2024(5)	EUR	34,200	39,977,923
Term Loan, 3.94%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		13,710	13,770,044
Kraton Polymers, LLC
Term Loan, 3.25%, (3 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing January 6, 2022	EUR	4,231	4,982,114
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing January 6, 2022		13,869	14,092,110
MacDermid, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		5,292	5,330,253
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	3,234	3,798,910
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		29,209	29,407,923
Orion Engineered Carbons GmbH
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing July 25, 2021		7,272	7,335,786
PQ Corporation
Term Loan, 4.63%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2022		12,517	12,674,454

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Proampac PG Borrower, LLC
Term Loan, 5.30%, (USD LIBOR + 4.00%), Maturing November 18, 2023(4)	2,040	$2,063,628
Solenis International L.P.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 31, 2021	4,585	4,600,760
Sonneborn Refined Products B.V.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	956	967,027
Sonneborn, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020	5,419	5,479,819
Tata Chemicals North America, Inc.
Term Loan, 4.13%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020	5,654	5,671,149
Trinseo Materials Operating S.C.A.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2024	4,116	4,155,444
Tronox Blocked Borrower, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	11,655	11,732,959
Tronox Finance, LLC
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	26,895	27,076,059
Unifrax Corporation
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 4, 2024	6,060	6,120,411
Univar, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 1, 2022	15,842	15,928,858
Venator Materials Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	4,325	4,376,359
Versum Materials, Inc.
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing September 29, 2023	5,816	5,853,509

		$491,898,204

Clothing / Textiles — 0.1%
Samsonite International S.A.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2023	10,912	$10,999,291

		$10,999,291

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%
Penn Engineering & Manufacturing Corp.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,843	$2,860,643
SGB-SMIT Management GmbH
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	6,713	7,816,613

			$10,677,256

Containers and Glass Products — 2.2%
Anchor Glass Container Corporation
Term Loan, 4.02%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		5,632	$5,671,746
Berry Plastics Group, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing October 1, 2022		16,310	16,381,619
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		7,463	7,490,484
BWAY Holding Company
Term Loan, 4.60%, (USD LIBOR + 3.25%), Maturing April 3, 2024(4)		15,885	15,951,842
Consolidated Container Company, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 22, 2024		4,300	4,335,608
Flex Acquisition Company, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		41,004	41,315,769
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	20,625	24,052,049
Libbey Glass, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,602	10,072,239
Multi Color Corporation
Term Loan, Maturing September 20, 2024(5)		3,850	3,882,486
Reynolds Group Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		56,504	56,885,511
Ring Container Technologies Group, LLC
Term Loan, Maturing October 31, 2024(5)		5,500	5,512,034
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 13, 2022		23,872	24,033,374
Tekni-Plex, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		3,425	3,453,541

			$219,038,302

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.2%
KIK Custom Products, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing August 26, 2022	18,935	$19,171,316

		$19,171,316

Drugs — 3.3%
Albany Molecular Research, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	15,525	$15,651,140
Alkermes, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing September 25, 2021	19,221	19,347,519
Amneal Pharmaceuticals, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 1, 2019	25,906	26,124,991
Arbor Pharmaceuticals, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	30,335	30,411,062
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	52,643	53,393,226
Horizon Pharma, Inc.
Term Loan, 4.50%, (3 mo. USD LIBOR + 3.25%), Maturing March 29, 2024	15,971	16,059,578
Jaguar Holding Company II
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing August 18, 2022(4)	68,633	69,096,884
Mallinckrodt International Finance S.A.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	23,507	23,585,223
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 1, 2022	68,166	69,563,335

		$323,232,958

Ecological Services and Equipment — 0.8%
Advanced Disposal Services, Inc.
Term Loan, 3.95%, (1 week USD LIBOR + 2.75%), Maturing November 10, 2023	41,188	$41,582,270
Clean Harbors, Inc.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2024	3,167	3,182,898
EnergySolutions, LLC
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 29, 2020	13,167	13,413,486

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
GFL Environmental, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 29, 2023	14,334	$14,414,600
Strategic Materials, Inc.
Term Loan, Maturing October 25, 2024(5)	2,400	2,394,000
Wrangler Buyer Corp.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	5,900	5,955,838

		$80,943,092

Electronics / Electrical — 8.9%
Almonde, Inc.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	29,525	$29,480,712
Answers Finance, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing April 15, 2021	5,623	5,496,236
Term Loan - Second Lien, 9.00%, (USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	4,668	4,493,393
Applied Systems, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	25,600	25,948,442
Aptean, Inc.
Term Loan, 5.59%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	18,333	18,525,370
Term Loan - Second Lien, 10.84%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023	2,635	2,650,647
Avast Software B.V.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2023	23,556	23,723,954
Campaign Monitor Finance Pty. Limited
Term Loan, 6.58%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	13,135	12,823,535
CommScope, Inc.
Term Loan, 3.37%, (USD LIBOR + 2.00%), Maturing December 29, 2022(4)	9,188	9,229,656
CPI International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	7,375	7,403,807
Cypress Semiconductor Corporation
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 5, 2021	11,147	11,241,296
Electrical Components International, Inc.
Term Loan, 6.09%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	10,989	11,081,514

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Electro Rent Corporation
Term Loan, 6.27%, (2 mo. USD LIBOR + 5.00%), Maturing January 19, 2024		13,151	$13,347,884
Energizer Holdings, Inc.
Term Loan, 3.25%, (1 mo. USD LIBOR + 2.00%), Maturing June 30, 2022		8,362	8,408,622
Entegris, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		3,281	3,301,784
Exact Merger Sub, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		7,075	7,145,750
Excelitas Technologies Corp.
Term Loan, 6.34%, (3 mo. USD LIBOR + 5.00%), Maturing October 31, 2020		13,228	13,277,846
Eze Castle Software, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 6, 2020		9,629	9,701,076
Go Daddy Operating Company, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 15, 2024		57,170	57,488,003
GTCR Valor Companies, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 16, 2023		10,900	11,072,863
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing June 20, 2023	EUR	3,000	3,544,783
Hyland Software, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022		26,708	26,991,395
Infoblox, Inc.
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing November 7, 2023		18,017	18,069,291
Infor (US), Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing February 1, 2022	EUR	13,315	15,628,458
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		83,499	83,759,957
Informatica Corporation
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 5, 2022		47,736	47,897,961
Lattice Semiconductor Corporation
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		6,571	6,636,592
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,610	19,663,235

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MA FinanceCo., LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021	40,759	$40,814,478
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	5,424	5,434,674
MTS Systems Corporation
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	990	998,663
Renaissance Learning, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing April 9, 2021	15,682	15,792,170
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing April 11, 2022	4,550	4,592,656
Rocket Software, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 14, 2023	11,261	11,410,225
Seattle Spinco, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	36,626	36,701,696
SkillSoft Corporation
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	43,291	41,586,524
Sparta Systems, Inc.
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2024	3,500	3,520,416
SS&C Technologies, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	952	957,999
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing July 8, 2022	19,760	19,892,900
SurveyMonkey, Inc.
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	18,391	18,597,433
Switch Ltd.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024	2,843	2,875,153
Synchronoss Technologies, Inc.
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 19, 2024	8,184	8,187,713
Syncsort Incorporated
Term Loan, 6.31%, (3 mo. USD LIBOR + 5.00%), Maturing August 9, 2024	16,800	16,585,800
Tibco Software, Inc.
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	6,085	6,125,416
Uber Technologies
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023	48,282	48,673,956

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Veritas Bermuda Ltd.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	22,893	$23,041,996
VF Holding Corp.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023	32,260	32,490,356
Wall Street Systems Delaware, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 26, 2023	11,256	11,309,614
Western Digital Corporation
Term Loan, 2.99%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2021	2,963	2,979,164
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2023	13,902	14,002,075

		$874,605,139

Equipment Leasing — 0.7%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing September 20, 2020	2,718	$2,736,497
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 3, 2022	61,402	61,904,318
Delos Finance S.a.r.l.
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 6, 2023	1,000	1,008,750

		$65,649,565

Financial Intermediaries — 3.6%
Americold Realty Operating Partnership L.P.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 1, 2022	6,353	$6,424,323
Armor Holding II, LLC
Term Loan, 5.84%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020	12,513	12,653,291
Term Loan - Second Lien, 10.34%, (3 mo. USD LIBOR + 9.00%), Maturing December 26, 2020	6,200	6,223,250
Citco Funding, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022	33,891	34,208,490
Clipper Acquisitions Corp.
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing February 6, 2020	5,929	5,967,824
Donnelley Financial Solutions, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 29, 2023	6,171	6,210,000

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
FinCo I, LLC
Term Loan, 2.75%, (USD LIBOR + 2.75%), Maturing June 14, 2022	13,225	$13,416,485
Focus Financial Partners, LLC
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing July 3, 2024	12,450	12,577,613
Freedom Mortgage Corporation
Term Loan, 6.96%, (6 mo. USD LIBOR + 5.50%), Maturing February 23, 2022	36,113	36,835,734
Geo Group, Inc. (The)
Term Loan, 3.57%, (3 mo. USD LIBOR + 2.25%), Maturing March 22, 2024	5,348	5,360,661
Greenhill & Co., Inc.
Term Loan, 5.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)	11,675	11,740,672
Guggenheim Partners, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	41,243	41,562,689
Harbourvest Partners, LLC
Term Loan, 3.86%, (3 mo. USD LIBOR + 2.50%), Maturing February 4, 2021	10,722	10,735,690
Jefferies Finance, LLC
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing July 26, 2024	2,000	2,008,750
LPL Holdings, Inc.
Term Loan, 3.65%, (USD LIBOR + 2.25%), Maturing September 23, 2024(4)	15,012	15,071,013
MIP Delaware, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	3,107	3,118,895
NXT Capital, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing November 22, 2022	25,567	25,950,201
Ocwen Financial Corporation
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	3,874	3,876,484
Quality Care Properties, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	29,408	29,456,810
Sesac Holdco II, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 23, 2024	10,534	10,534,198
Virtus Investment Partners, Inc.
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing June 1, 2024	5,511	5,580,077
Walker & Dunlop, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing December 11, 2020	11,631	11,769,271

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing December 18, 2020		43,570	$41,264,693

			$352,547,114

Food Products — 2.8%
Alphabet Holding Company, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		26,825	$26,284,315
American Seafoods Group, LLC
Term Loan, 4.57%, (USD LIBOR + 3.25%), Maturing August 21, 2023(4)		3,825	3,872,813
Badger Buyer Corp.
Term Loan, 5.38%, (3 mo. USD LIBOR + 4.00%), Maturing September 26, 2024		4,075	4,119,572
Blue Buffalo Company Ltd.
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing May 27, 2024		11,222	11,327,080
Del Monte Foods, Inc.
Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,661	22,928,035
Dole Food Company, Inc.
Term Loan, 4.01%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		19,055	19,163,656
High Liner Foods Incorporated
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		15,165	15,240,455
HLF Financing S.a.r.l.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023		16,531	16,745,327
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 2, 2022	EUR	4,500	5,301,884
Term Loan, 3.56%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022		25,018	25,198,147
JBS USA, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		66,282	65,328,841
Keurig Green Mountain, Inc.
Term Loan, 2.75%, (1 week USD LIBOR + 1.50%), Maturing March 3, 2021		8,105	8,100,301
Nomad Foods Europe Midco Limited
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing May 15, 2024	EUR	6,800	8,013,394
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2024		6,650	6,704,031

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Pinnacle Foods Finance, LLC
Term Loan, 3.23%, (1 mo. USD LIBOR + 2.00%), Maturing February 2, 2024		8,139	$8,187,844
Post Holdings, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing May 24, 2024		19,754	19,863,766
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	7,024,769

			$273,404,230

Food Service — 2.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.53%, (USD LIBOR + 2.25%), Maturing February 16, 2024(4)		78,389	$78,502,976
Centerplate, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 26, 2019		8,886	8,891,420
NPC International, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		9,576	9,647,820
Pizza Hut Holdings, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing June 16, 2023		20,248	20,385,655
Selecta Group B.V.
Term Loan, 4.50%, (3 mo. EURIBOR + 4.00%, Floor 0.50%), Maturing June 15, 2020	EUR	10,745	12,418,503
Seminole Hard Rock Entertainment, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		3,950	3,973,552
TKC Holdings, Inc.
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing February 1, 2023		10,721	10,833,364
US Foods, Inc.
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2023		2,480	2,502,386
Weight Watchers International, Inc.
Term Loan, 4.55%, (USD LIBOR + 3.25%), Maturing April 2, 2020(4)		48,074	47,725,183
Welbilt, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		9,216	9,296,407

			$204,177,266

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 1.5%
Albertsons, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		14,813	$14,396,275
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		8,675	8,420,930
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		51,414	49,917,950
General Nutrition Centers, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing March 4, 2019		6,410	6,126,258
Holland & Barrett International
Term Loan, 5.58%, (3 mo. GBP LIBOR + 5.25%), Maturing August 4, 2024	GBP	4,675	6,075,866
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,675	5,340,161
Rite Aid Corporation
Term Loan - Second Lien, 6.00%, (1 mo. USD LIBOR + 4.75%), Maturing August 21, 2020		48,538	49,144,285
Supervalu, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		2,612	2,537,437
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		4,353	4,229,061

			$146,188,223

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023		10,123	$10,198,671

			$10,198,671

Health Care — 8.6%
Acadia Healthcare Company, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 11, 2022		3,161	$3,186,305
ADMI Corp.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2022		15,618	15,780,907
Akorn, Inc.
Term Loan, 5.50%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021		15,325	15,468,654
Alliance Healthcare Services, Inc.
Term Loan, Maturing October 24, 2023(5)		9,200	9,234,500
Term Loan - Second Lien, Maturing October 3, 2024(5)		5,575	5,491,375

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	7,117	$7,152,191
Auris Luxembourg III S.a.r.l.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	2,977	3,012,511
BioClinica, Inc.
Term Loan, 5.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	10,823	10,652,044
CareCore National, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing March 5, 2021	31,857	31,936,797
Carestream Dental Equiment, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	4,200	4,212,470
CHG Healthcare Services, Inc.
Term Loan, 4.63%, (USD LIBOR + 3.25%), Maturing June 7, 2023(4)	24,278	24,552,450
Community Health Systems, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 31, 2019	13,079	12,874,653
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing January 27, 2021	18,013	17,474,053
Concentra, Inc.
Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 1, 2022	6,125	6,130,879
Convatec, Inc.
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	5,746	5,774,856
CPI Holdco, LLC
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing March 21, 2024	9,577	9,696,595
DJO Finance, LLC
Term Loan, 4.54%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)	25,948	26,003,074
Envision Healthcare Corporation
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	74,313	74,745,982
Equian, LLC
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	3,528	3,569,817
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 20, 2024	1,086	1,098,405
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	19,008	19,177,648

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
GHX Ultimate Parent Corporation
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	7,481	$7,556,062
Greatbatch Ltd.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 27, 2022	14,169	14,208,039
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.45%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	41,019	41,209,982
HCA, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	1,493	1,504,043
Immucor, Inc.
Term Loan, 6.31%, (2 mo. USD LIBOR + 5.00%), Maturing June 15, 2021	1,496	1,525,988
INC Research, LLC
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2024	5,168	5,200,806
Indivior Finance S.a.r.l.
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing December 19, 2019	10,145	10,271,685
Kindred Healthcare, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	30,382	30,527,455
Kinetic Concepts, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	27,780	27,786,153
KUEHG Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	26,980	27,101,137
Term Loan - Second Lien, 9.58%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,425	4,436,063
Medical Depot Holdings, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	7,261	6,648,400
Medical Solutions, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing June 9, 2024	5,062	5,119,264
MMM Holdings, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	8,524	8,353,845
MPH Acquisition Holdings, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	42,951	43,332,515
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, (3 mo. USD LIBOR + 8.75%, Floor 1.50%), Maturing June 30, 2019	6,197	6,073,202

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
National Mentor Holdings, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	5,361	$5,415,910
Navicure, Inc.
Term Loan, Maturing October 3, 2024(5)	7,150	7,167,875
New Millennium Holdco, Inc.
Term Loan, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	3,296	1,643,659
Opal Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing November 27, 2020	26,312	25,423,549
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	39,220	39,420,058
Parexel International Corporation
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 27, 2024	29,525	29,849,775
PharMerica Corporation
Term Loan, Maturing September 26, 2024(5)	9,050	9,112,219
Term Loan - Second Lien, Maturing September 26, 2025(5)	4,650	4,679,063
Press Ganey Holdings, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing October 23, 2023	10,893	10,974,383
Quintiles IMS Incorporated
Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	21,538	21,712,967
Term Loan, 3.32%, (3 mo. USD LIBOR + 2.00%), Maturing January 31, 2025	12,675	12,767,426
RadNet, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	15,989	16,109,222
Select Medical Corporation
Term Loan, 4.85%, (USD LIBOR + 3.50%), Maturing March 1, 2021(4)	17,437	17,647,059
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	4,239	4,254,720
Surgery Center Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	19,075	18,974,856
Team Health Holdings, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	38,382	38,062,287
Tecomet, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2024	8,703	8,735,824

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
U.S. Anesthesia Partners, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 23, 2024		13,391	$13,441,655
Vedici Groupe
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,500	10,015,709

			$843,489,021

Home Furnishings — 0.7%
Bright Bidco B.V.
Term Loan, 5.82%, (USD LIBOR + 4.50%), Maturing June 30, 2024(4)		15,486	$15,679,765
Serta Simmons Bedding, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		52,578	52,008,113

			$67,687,878

Industrial Equipment — 3.9%
Apex Tool Group, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2020		39,419	$39,128,101
Clark Equipment Company
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 18, 2024		26,200	26,423,926
Delachaux S.A.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		8,038	8,118,785
Dragon Merger Sub, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		9,525	9,638,109
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	2,704	3,180,353
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing July 31, 2024	EUR	6,759	7,950,882
DXP Enterprises, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 14, 2023		5,800	5,843,500
Engineered Machinery Holdings, Inc.
Term Loan, 4.28%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024(2)		351	351,543
Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		2,699	2,704,176
EWT Holdings III Corp.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing January 15, 2021		21,349	21,562,035

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Filtration Group Corporation
Term Loan, 4.38%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2020		15,634	$15,772,601
Gardner Denver, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,332	7,384,245
Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		14,600	14,669,992
Gates Global, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing April 1, 2024	EUR	9,627	11,314,312
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing April 1, 2024		34,617	34,860,456
Harsco Corporation
Term Loan, 6.25%, (1 mo. USD LIBOR + 5.00%), Maturing November 2, 2023		6,054	6,165,243
Hayward Industries, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		5,000	5,052,085
Husky Injection Molding Systems Ltd.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2021		23,138	23,341,440
Milacron, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing September 28, 2023		31,363	31,572,097
Paladin Brands Holding, Inc.
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		11,325	11,409,937
Paternoster Holding IV GmbH
Term Loan, 6.00%, (3 mo. EURIBOR + 5.00%, Floor 1.00%), Maturing March 31, 2022	EUR	15,300	18,103,449
Rexnord, LLC
Term Loan, 4.09%, (USD LIBOR + 2.75%), Maturing August 21, 2023(4)		42,018	42,321,762
Robertshaw US Holding Corp.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 10, 2024		5,200	5,260,128
Signode Industrial Group US, Inc.
Term Loan, 4.04%, (USD LIBOR + 2.75%), Maturing May 4, 2021(4)		7,327	7,400,167
STS Operating, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 12, 2021		5,466	5,513,621
Tank Holding Corp.
Term Loan, 5.54%, (USD LIBOR + 4.25%), Maturing March 16, 2022(4)		8,365	8,398,878

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Terex Corporation
Term Loan, 3.58%, (3 mo. USD LIBOR + 2.25%), Maturing January 31, 2024	2,985	$3,001,170
Thermon Industries, Inc.
Term Loan, Maturing October 24, 2024(5)	4,150	4,170,750

		$380,613,743

Insurance — 2.6%
Alliant Holdings I, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 12, 2022	20,517	$20,683,967
AmWINS Group, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024	28,882	29,014,115
Asurion, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022	29,342	29,590,832
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	33,910	34,215,764
Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025	17,850	18,444,066
Cunningham Lindsey U.S., Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 10, 2019	14,882	14,676,929
Term Loan - Second Lien, 9.33%, (3 mo. USD LIBOR + 8.00%), Maturing June 10, 2020	4,700	4,277,000
Hub International Limited
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing October 2, 2020	52,153	52,629,292
NFP Corp.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 8, 2024	15,308	15,469,588
USI Holdings Corporation
Term Loan, Maturing July 26, 2024(5)	6,675	6,670,828
USI, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	25,000	25,059,375

		$250,731,756

Leisure Goods / Activities / Movies — 3.1%
AMC Entertainment, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	10,101	$10,089,148
Ancestry.com Operations, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	33,784	34,126,858

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2023	44,327	$44,604,295
Bright Horizons Family Solutions, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2023	10,572	10,655,572
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	18,154	18,293,850
ClubCorp Club Operations, Inc.
Term Loan, 4.59%, (3 mo. USD LIBOR + 3.25%), Maturing August 15, 2024	20,175	20,241,194
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	16,425	16,555,037
Emerald Expositions Holding, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 22, 2024	12,743	12,858,553
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	279	281,380
Term Loan, 5.95%, (6 mo. USD LIBOR + 4.50%), Maturing May 8, 2021	2,164	2,180,698
Live Nation Entertainment, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	42,847	43,088,227
Match Group, Inc.
Term Loan, 3.81%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	7,797	7,874,844
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 31, 2024	17,434	17,197,709
SRAM, LLC
Term Loan, 4.53%, (2 mo. USD LIBOR + 3.25%), Maturing March 15, 2024	26,466	26,573,614
Steinway Musical Instruments, Inc.
Term Loan, 5.13%, (3 mo. USD LIBOR + 3.75%), Maturing September 19, 2019	8,156	7,972,437
UFC Holdings, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	15,642	15,789,864
WMG Acquisition Corp.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2023	12,400	12,471,970

		$300,855,250

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 3.2%
Amaya Holdings B.V.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	44,766	$45,113,078
Term Loan - Second Lien, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 1, 2022	2,636	2,662,613
Aristocrat Leisure Limited
Term Loan, 3.36%, (3 mo. USD LIBOR + 2.00%), Maturing September 19, 2024	5,925	5,954,625
Boyd Gaming Corporation
Term Loan, 3.70%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023	12,926	13,001,920
Caesars Growth Properties Holdings, LLC
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing May 8, 2021	2,488	2,492,164
CityCenter Holdings, LLC
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing April 18, 2024	22,045	22,163,593
Cyan Blue Holdco 3 Limited
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	3,142	3,173,546
Eldorado Resorts, LLC
Term Loan, 3.50%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)	11,899	11,936,673
ESH Hospitality, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing August 30, 2023	28,071	28,285,223
Four Seasons Hotels Limited
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2023	9,230	9,303,806
Gateway Casinos & Entertainment Limited
Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2023	4,140	4,195,684
Golden Nugget, Inc.
Term Loan, 4.53%, (USD LIBOR + 3.25%), Maturing October 4, 2023(4)	39,977	40,420,485
Hilton Worldwide Finance, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023	54,856	55,243,739
La Quinta Intermediate Holdings, LLC
Term Loan, 4.11%, (3 mo. USD LIBOR + 2.75%), Maturing April 14, 2021	15,368	15,485,441
Las Vegas Sands, LLC
Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 29, 2024	4,657	4,688,216

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing April 25, 2023		29,328	$29,511,409
Playa Resorts Holding B.V.
Term Loan, 4.37%, (USD LIBOR + 3.00%), Maturing April 5, 2024(4)		11,521	11,554,732
Richmond UK Bidco Limited
Term Loan, 4.65%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	3,000	3,980,466

			$309,167,413

Nonferrous Metals / Minerals — 1.2%
Dynacast International, LLC
Term Loan, 4.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		14,950	$15,136,865
Fairmount Santrol, Inc.
Term Loan, 6.75%, (USD Prime + 2.50%), Maturing September 5, 2019		35,916	35,893,114
Term Loan, Maturing October 12, 2024(5)		20,000	20,056,260
Murray Energy Corporation
Term Loan, 8.58%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020		22,270	19,987,475
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)(7)		194	116,311
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		3,223	513,353
Oxbow Carbon, LLC
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing January 19, 2020		7,434	7,536,598
Term Loan - Second Lien, 8.24%, (1 mo. USD LIBOR + 7.00%), Maturing January 17, 2020		12,825	12,881,109
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)(7)		2,472	1,559,747

			$113,680,832

Oil and Gas — 3.1%
Ameriforge Group, Inc.
Term Loan, 14.33%, (9.33% (3 mo. USD LIBOR + 8.00%) Cash, 5.00% PIK), Maturing June 8, 2022		22,497	$23,853,972

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Aquilex Holdings, LLC
Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing October 3, 2024	8,175	$8,246,531
Term Loan - Second Lien, 9.74%, (3 mo. USD LIBOR + 8.50%), Maturing October 3, 2025	4,450	4,394,375
BCP Raptor, LLC
Term Loan, 5.52%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024	7,980	8,082,248
Bronco Midstream Funding, LLC
Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 15, 2020	24,361	24,619,617
CITGO Holding, Inc.
Term Loan, 9.84%, (3 mo. USD LIBOR + 8.50%), Maturing May 12, 2018	8,984	9,103,820
CITGO Petroleum Corporation
Revolving Loan, 1.12%, (USD Prime + 1.75%), Maturing July 23, 2019(2)	12,500	12,292,500
Term Loan, 4.84%, (USD LIBOR + 3.50%), Maturing July 29, 2021	15,762	15,854,443
Crestwood Holdings, LLC
Term Loan, 9.24%, (1 mo. USD LIBOR + 8.00%), Maturing June 19, 2019	7,371	7,403,243
Fieldwood Energy, LLC
Term Loan, 4.21%, (3 mo. USD LIBOR + 2.88%), Maturing September 28, 2018	18,035	17,336,032
Term Loan, 8.33%, (3 mo. USD LIBOR + 7.00%), Maturing August 31, 2020	7,471	6,767,224
Term Loan, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	9,874	7,022,615
Term Loan - Second Lien, 8.46%, (3 mo. USD LIBOR + 7.13%), Maturing September 30, 2020	13,852	5,287,036
Green Plains Renewable Energy, Inc.
Term Loan, 6.74%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	11,325	11,409,937
MEG Energy Corp.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	52,426	52,679,067
Paragon Offshore Finance Company
Term Loan, 0.00%, Maturing July 18, 2021(3)(6)	199	0
Term Loan, 7.35%, (3 mo. USD LIBOR + 6.00% (1.00% Cash, 6.35% PIK)), Maturing July 18, 2022	1,457	1,202,132
Seadrill Partners Finco, LLC
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing February 21, 2021	26,586	20,327,227

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	947	$805,255
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	2,540	2,159,177
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	18,261	15,521,681
Sheridan Production Partners I, LLC
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,793	1,518,219
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	2,935	2,485,601
Term Loan, 4.82%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	22,150	18,758,086
Southcross Energy Partners L.P.
Term Loan, 5.58%, (3 mo. USD LIBOR + 4.25%), Maturing August 4, 2021	7,763	6,763,130
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023(7)	1,231	1,067,171
Ultra Resources, Inc.
Term Loan, 4.31%, (USD LIBOR + 3.00%), Maturing April 12, 2024(4)	15,825	15,871,162

		$300,831,501

Publishing — 1.2%
Ascend Learning, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing July 12, 2024	12,550	$12,645,430
Getty Images, Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	54,425	47,758,343
Harland Clarke Holdings Corp.
Term Loan, 7.33%, (3 mo. USD LIBOR + 6.00%), Maturing December 31, 2021	4,905	4,938,259
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing February 9, 2022	8,046	8,071,384
LSC Communications, Inc.
Term Loan, 7.20%, (1 week USD LIBOR + 6.00%), Maturing September 30, 2022	9,750	9,847,500
Merrill Communications, LLC
Term Loan, 6.63%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	7,254	7,306,549
ProQuest, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	12,771	12,909,539

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing August 14, 2020	8,819	$8,861,353
Tweddle Group, Inc.
Term Loan, 7.38%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022	8,446	8,509,282

		$120,847,639

Radio and Television — 3.0%
ALM Media Holdings, Inc.
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	8,533	$7,765,144
AP NMT Acquisition B.V.
Term Loan, 7.09%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	6,620	6,401,543
CBS Radio, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing October 17, 2023	11,519	11,623,303
Term Loan, Maturing October 17, 2023(5)	5,200	5,242,900
Cumulus Media Holdings, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing December 23, 2020	66,720	58,296,354
E.W. Scripps Company (The)
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing August 16, 2024	4,175	4,208,922
Entercom Radio, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 3.50%), Maturing November 1, 2023	17,769	17,846,383
Entravision Communications Corporation
Term Loan, 3.83%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2020	14,436	14,485,666
Gray Television, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing February 7, 2024	3,846	3,880,278
Hubbard Radio, LLC
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing May 27, 2022	6,563	6,579,742
iHeartCommunications, Inc.
Term Loan, 8.08%, (3 mo. USD LIBOR + 6.75%), Maturing January 30, 2019	33,740	25,368,090
Term Loan, 8.83%, (3 mo. USD LIBOR + 7.50%), Maturing July 30, 2019	5,384	4,068,129
Mission Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	2,920	2,940,194

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.74%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	23,260	$23,417,724
Radio Systems Corporation
Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing May 2, 2024	4,738	4,773,661
Raycom TV Broadcasting, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	12,225	12,316,687
Sinclair Television Group, Inc.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,366	14,420,311
Univision Communications, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	68,157	67,916,395

		$291,551,426

Retailers (Except Food and Drug) — 3.4%
Ascena Retail Group, Inc.
Term Loan, 5.75%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	12,759	$11,128,486
Bass Pro Group, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,700	12,374,563
BJ’s Wholesale Club, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing February 3, 2024	10,000	9,772,486
CDW, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing August 17, 2023	21,145	21,304,824
Coinamatic Canada, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	272	273,009
David’s Bridal, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	24,059	19,920,613
Evergreen Acqco 1 L.P.
Term Loan, 5.11%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	24,172	22,238,267
Global Appliance, Inc.
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	11,000	11,024,068
Harbor Freight Tools USA, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	17,542	17,655,602
J. Crew Group, Inc.
Term Loan, 4.29%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	26,410	14,031,522

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
LSF9 Atlantis Holdings, LLC
Term Loan, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	12,596	$12,687,630
Men’s Wearhouse, Inc. (The)
Term Loan, 4.77%, (USD LIBOR + 3.50%), Maturing June 18, 2021(4)	8,911	8,863,754
Michaels Stores, Inc.
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.75%), Maturing January 30, 2023	22,190	22,221,511
Neiman Marcus Group Ltd., LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	23,622	18,708,973
Party City Holdings, Inc.
Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing August 19, 2022	24,478	24,569,733
PetSmart, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	47,809	41,198,062
PFS Holding Corporation
Term Loan, 4.75%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	10,084	9,101,036
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,554	9,219,670
Rent-A-Center, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing March 19, 2021	1,629	1,622,130
Staples, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,825	6,455,051
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.24%, (1 mo. USD LIBOR + 5.00%), Maturing August 21, 2019	30,925	28,489,510
Vivid Seats Ltd.
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2024	11,646	11,689,484

		$334,549,984

Steel — 0.5%
Atkore International, Inc.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing December 22, 2023	5,495	$5,540,832
Neenah Foundry Company
Term Loan, 7.79%, (2 mo. USD LIBOR + 6.50%), Maturing April 26, 2019	11,872	11,783,016

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
Zekelman Industries, Inc.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021		30,429	$30,629,978

			$47,953,826

Surface Transport — 0.5%
Avis Budget Car Rental, LLC
Term Loan, 3.34%, (3 mo. USD LIBOR + 2.00%), Maturing March 15, 2022		5,774	$5,762,168
Hertz Corporation (The)
Term Loan, 4.00%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		10,616	10,599,872
Kenan Advantage Group, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		1,400	1,402,768
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		4,603	4,612,823
PODS, LLC
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		3,622	3,645,821
Stena International S.a.r.l.
Term Loan, 4.34%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		25,704	23,925,972

			$49,949,424

Telecommunications — 4.7%
CenturyLink, Inc.
Term Loan, 2.75%, Maturing January 31, 2025(7)		57,500	$56,811,208
Colorado Buyer, Inc.
Term Loan, 4.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		12,992	13,109,369
Consolidated Communications, Inc.
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		14,649	14,438,672
Digicel International Finance Limited
Term Loan, 5.07%, (3 mo. USD LIBOR + 3.75%), Maturing May 28, 2024		9,750	9,829,219
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	20,950	24,537,475
Frontier Communications Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		21,696	20,695,587
Global Eagle Entertainment, Inc.
Term Loan, 8.71%, (3 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		12,122	11,899,338

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2019	55,859	$55,794,587
IPC Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	21,816	21,324,773
Level 3 Financing, Inc.
Term Loan, 3.49%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024	31,025	31,146,897
Mitel Networks Corporation
Term Loan, Maturing July 27, 2023(5)	5,050	5,105,237
Onvoy, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	12,960	12,955,832
SBA Senior Finance II, LLC
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing March 24, 2021	12,053	12,112,215
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing June 10, 2022	21,271	21,370,577
Sprint Communications, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	51,690	51,902,542
Syniverse Holdings, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	9,827	9,602,659
Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing April 23, 2019	30,871	30,166,489
Telesat Canada
Term Loan, 4.32%, (2 mo. USD LIBOR + 3.00%), Maturing November 17, 2023	49,408	49,892,750
Unitymedia Finance, LLC
Term Loan, Maturing October 16, 2024(5)	10,800	10,785,377

		$463,480,803

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.50%, (1 mo. USD LIBOR + 2.25%), Maturing May 3, 2020	4,148	$4,161,458
Term Loan, 3.75%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2022	10	9,624
Calpine Corporation
Term Loan, 3.00%, (1 mo. USD LIBOR + 1.75%), Maturing November 30, 2017	779	780,438
Term Loan, 3.00%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	4,876	4,888,561
Term Loan, 4.09%, (3 mo. USD LIBOR + 2.75%), Maturing January 15, 2024	47,740	47,969,103

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dayton Power & Light Company (The)
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2022		5,508	$5,592,725
Dynegy, Inc.
Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing February 7, 2024		4,538	4,569,688
Granite Acquisition, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021		1,707	1,728,233
Term Loan, 5.34%, (3 mo. USD LIBOR + 4.00%), Maturing December 19, 2021		37,758	38,229,522
Invenergy Thermal Operating I, LLC
Term Loan, 6.83%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022		2,134	2,016,679
Lightstone Generation, LLC
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024		1,709	1,719,034
Term Loan, 5.74%, (1 mo. USD LIBOR + 4.50%), Maturing January 30, 2024		27,423	27,588,351
Lonestar Generation, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 4.25%), Maturing February 22, 2021		18,064	17,872,332
Longview Power, LLC
Term Loan, 7.39%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021		3,568	2,301,279
Talen Energy Supply, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023		5,228	5,225,869
Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024		8,051	8,042,592
TPF II Power, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.75%), Maturing October 2, 2023		4,851	4,884,481

			$177,579,969

Total Senior Floating-Rate Loans (identified cost $9,061,777,671)			$8,993,928,869

Corporate Bonds & Notes — 3.3%

Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Federal-Mogul Holdings, LLC
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$7,060,526

			$7,060,526

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(10)
VICI Properties 1, LLC/VICI FC, Inc.
8.00%, 10/15/23		52	$58,448

			$58,448

Chemicals and Plastics — 0.2%
Avantor, Inc.
6.00%, 10/1/24(8)		4,425	$4,519,031
Hexion, Inc.
6.625%, 4/15/20		16,525	14,789,875
PQ Corp.
6.75%, 11/15/22(8)		4,000	4,340,000

			$23,648,906

Containers and Glass Products — 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		44,500	$45,334,820
4.859%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		9,925	10,152,531

			$55,487,351

Drugs — 0.4%
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/22(8)		11,092	$11,799,115
7.00%, 3/15/24(8)		14,419	15,644,615
5.50%, 11/1/25(8)		11,100	11,363,625

			$38,807,355

Electronics / Electrical — 0.2%
Western Digital Corp.
7.375%, 4/1/23(8)		13,000	$14,267,500

			$14,267,500

Entertainment — 0.1%
Vue International Bidco PLC
4.921%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	8,625	$10,129,964

			$10,129,964

Equipment Leasing — 0.0%(10)
International Lease Finance Corp.
7.125%, 9/1/18(8)		2,325	$2,422,565

			$2,422,565

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 0.0%(10)
Iceland Bondco PLC
4.629%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	2,084	$2,775,917

			$2,775,917

Health Care — 0.7%
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		7,500	$7,293,750
6.25%, 3/31/23		16,650	16,046,437
HCA, Inc.
4.75%, 5/1/23		9,766	10,242,093
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		13,800	14,559,000
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,171,875
4.375%, 10/1/21		9,700	9,714,550

			$71,027,705

Insurance — 0.0%(10)
Galaxy Bidco, Ltd.
5.28%, (3 mo. GBP LIBOR + 5.00%), 11/15/19(8)(9)	GBP	2,500	$3,338,172

			$3,338,172

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,456,250

			$8,456,250

Media — 0.1%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		6,300	$6,489,000

			$6,489,000

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		11,500	$11,873,750

			$11,873,750

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$6,678,045

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications, Inc.
6.75%, 9/15/22(8)		2,629	$2,730,874
5.125%, 2/15/25(8)		5,500	5,479,375

			$14,888,294

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		12,550	$7,153,500

			$7,153,500

Telecommunications — 0.2%
Selecta Netherlands B.V.
0.00%, 9/30/30	EUR	774	$315,734
Wind Acquisition Finance S.A.
4.919%, (3 mo. EURIBOR + 5.25%), 4/30/19(8)(9)	EUR	5,005	5,844,064
6.50%, 4/30/20(8)		7,375	7,635,706
Wind Tre SpA
(3 mo. EURIBOR + 2.75%), 1/20/24(8)(11)	EUR	6,675	7,822,023

			$21,617,527

Utilities — 0.2%
Calpine Corp.
6.00%, 1/15/22(8)		3,000	$3,108,750
5.875%, 1/15/24(8)		5,000	5,200,000
5.25%, 6/1/26(8)		10,925	10,993,281

			$19,302,031

Total Corporate Bonds & Notes (identified cost $322,949,033)			$318,804,761

Asset-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value

Ares XXVIII CLO, Ltd.
Series 2013-3A, Class E, 6.253%, (3 mo. USD LIBOR + 4.90%), 10/17/24(8)(9)	$3,000	$3,011,151
Avery Point II CLO, Ltd.
Series 2013-2A, Class E, 5.603%, (3 mo. USD LIBOR + 4.25%), 7/17/25(8)(9)	3,330	3,285,488
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 6.459%, (3 mo. USD LIBOR + 5.10%), 7/15/26(8)(9)	3,500	3,324,342

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.
Series 2017-1A, Class E, 7.505%, (3 mo. USD LIBOR + 6.25%), 7/15/30(8)(9)	$3,250	$3,186,735
Galaxy CLO, Ltd.
Series 2013-15A, Class ER, 8.004%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,508,728
Jay Park CLO, Ltd.
Series 2016-1A, Class D, 8.363%, (3 mo. USD LIBOR + 7.00%), 10/20/27(8)(9)	3,000	3,074,942
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 7.353%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(9)	1,500	1,504,364
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 8.816%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	900	926,493
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.863%, (3 mo. USD LIBOR + 3.50%), 4/20/25(8)(9)	6,950	6,974,904
Octagon Investment Partners XIV, Ltd.
Series 2012-1A, Class DR, 8.509%, (3 mo. USD LIBOR + 7.15%), 7/15/29(8)(9)	2,000	2,065,332
Park Avenue Institutional Advisers CLO, Ltd.
Series 2017-1A, Class D, (3 mo. USD LIBOR + 6.22%),11/14/29(8)(11)	1,500	1,445,394
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 7.663%, (3 mo. USD LIBOR + 6.30%), 7/20/30(8)(9)	3,000	2,918,973

Total Asset-Backed Securities (identified cost $33,318,016)		$34,226,846

Common Stocks — 1.2%

Security	Shares	Value

Aerospace and Defense — 0.3%
IAP Global Services, LLC(3)(12)(13)(14)	2,577	$26,681,392

		$26,681,392

Automotive — 0.0%(10)
Dayco Products, LLC(12)(13)	88,506	$2,765,813

		$2,765,813

Business Equipment and Services — 0.1%
Education Management Corp.(3)(12)(13)	65,471,595	$0
RCS Capital Corp.(12)(13)	421,149	12,423,896

		$12,423,896

Security	Shares	Value

Electronics / Electrical — 0.1%
Answers Corp.(12)(13)	906,100	$14,346,553

		$14,346,553

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(12)(13)	421,318	$136,928

		$136,928

Lodging and Casinos — 0.0%(10)
Caesars Entertainment Corp.(12)(13)	13,899	$179,992

		$179,992

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(12)(13)	2,830	$0

		$0

Oil and Gas — 0.5%
AFG Holdings, Inc.(12)(13)	977,278	$33,227,452
Paragon Offshore Finance Company, Class A(12)(13)	42,177	47,099
Paragon Offshore Finance Company, Class B(12)(13)	21,089	408,599
Paragon Offshore, Ltd.(12)(13)	42,177	722,281
Samson Resources II, LLC, Class A(12)(13)	435,055	10,586,324
Southcross Holdings Group, LLC(3)(12)(13)	1,281	0
Southcross Holdings L.P., Class A(12)(13)	1,281	717,360

		$45,709,115

Publishing — 0.2%
ION Media Networks, Inc.(3)(13)	28,605	$14,939,247
MediaNews Group, Inc.(12)(13)	162,730	2,603,679

		$17,542,926

Total Common Stocks (identified cost $69,351,595)		$119,786,615

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(3)(12)(13)	72,851	$0

Total Convertible Preferred Stocks (identified cost $5,141,580)		$0

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Warrants — 0.0%(10)

Security	Shares	Value

Electronics / Electrical — 0.0%(10)
Selecta Group S.a.r.l., Class D(12)(13)	28,514	$431,789

Total Warrants (identified cost $68,545)		$431,789

Short-Term Investments — 5.0%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(15)	492,457,821	$492,507,066

Total Short-Term Investments (identified cost $492,543,851)		$492,507,066

Total Investments — 101.7% (identified cost $9,985,150,291)		$9,959,685,946

Less Unfunded Loan Commitments — (0.2)%		$(20,018,222)

Net Investments — 101.5% (identified cost $9,965,132,069)		$9,939,667,724

Other Assets, Less Liabilities — (1.5)%		$(143,701,344)

Net Assets — 100.0%		$9,795,966,380

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $220,929,730 or 2.3% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(10)	Amount is less than 0.05%.

(11)	When-issued, variable rate security whose rate will be determined after October 31, 2017.

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	Affiliated company.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	15,000,000	USD	17,647,518	JPMorgan Chase Bank, N.A.	11/30/17	$—	$(149,453)
USD	7,963,806	CAD	10,037,437	HSBC Bank USA, N.A.	11/30/17	181,582	—
USD	165,247,965	EUR	136,842,251	State Street Bank and Trust Company	11/30/17	5,616,329	—
USD	104,056,211	EUR	88,121,619	Goldman Sachs International	12/29/17	1,062,277	—
USD	17,074,913	EUR	14,375,000	Goldman Sachs International	12/29/17	273,839	—
USD	4,591,564	EUR	3,900,000	Goldman Sachs International	12/29/17	33,360	—
USD	168,585,260	EUR	144,674,227	Goldman Sachs International	1/31/18	—	(838,748)
USD	35,105,363	GBP	26,697,799	State Street Bank and Trust Company	1/31/18	—	(455,785)

						$7,167,387	$(1,443,986)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $9,472,588,218)	$9,447,160,658
Affiliated investment, at value (identified cost, $492,543,851)	492,507,066
Cash	23,548,964
Deposits for derivatives collateral — forward foreign currency exchange contracts	4,000,000
Foreign currency, at value (identified cost, $31,694,983)	31,692,256
Interest receivable	29,944,314
Dividends receivable from affiliated investment	599,773
Receivable for investments sold	46,764,595
Receivable for open forward foreign currency exchange contracts	7,167,387
Prepaid expenses	841,161
Total assets	$10,084,226,174

Liabilities
Cash collateral due to brokers	$3,830,000
Payable for investments purchased	268,347,256
Payable for when-issued securities	9,307,255
Payable for open forward foreign currency exchange contracts	1,443,986
Payable to affiliates:
Investment adviser fee	4,058,881
Trustees’ fees	8,458
Accrued expenses	1,263,958
Total liabilities	$288,259,794
Commitments and contingencies (see Note 11)
Net Assets applicable to investors’ interest in Portfolio	$9,795,966,380

Sources of Net Assets
Investors’ capital	$9,815,297,629
Net unrealized depreciation	(19,331,249)
Total	$9,795,966,380

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income	$424,142,757
Dividends	3,901,561
Dividends from affiliated investment	7,329,892
Total investment income	$435,374,210

Expenses
Investment adviser fee	$46,482,826
Trustees’ fees and expenses	104,292
Custodian fee	1,838,710
Legal and accounting services	1,235,658
Interest expense and fees	2,562,038
Miscellaneous	371,038
Total expenses	$52,594,562

Net investment income	$382,779,648

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(63,377,175)
Investment transactions — affiliated investment	106,526
Foreign currency transactions	887,996
Forward foreign currency exchange contracts	(26,131,999)
Net realized loss	$(88,514,652)
Change in unrealized appreciation (depreciation) —
Investments	$219,726,161
Investments — affiliated investment	(158,156)
Foreign currency	508,298
Forward foreign currency exchange contracts	312,713
Net change in unrealized appreciation (depreciation)	$220,389,016

Net realized and unrealized gain	$131,874,364

Net increase in net assets from operations	$514,654,012

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$382,779,648	$388,831,412
Net realized loss	(88,514,652)	(218,910,638)
Net change in unrealized appreciation (depreciation)	220,389,016	358,119,278
Net increase in net assets from operations	$514,654,012	$528,040,052
Capital transactions —
Contributions	$1,996,903,668	$709,970,505
Withdrawals	(921,329,117)	(2,968,286,384)
Net increase (decrease) in net assets from capital transactions	$1,075,574,551	$(2,258,315,879)

Net increase (decrease) in net assets	$1,590,228,563	$(1,730,275,827)

Net Assets
At beginning of year	$8,205,737,817	$9,936,013,644
At end of year	$9,795,966,380	$8,205,737,817

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.58%	0.55%	0.52%	0.52%
Net investment income	4.07%	4.58%	4.27%	3.89%	4.14%
Portfolio Turnover	42%	27%	19%	34%	32%

Total Return	5.69%	7.10%	0.56%	2.23%	5.08%

Net assets, end of year (000’s omitted)	$9,795,966	$8,205,738	$9,936,014	$13,901,215	$16,648,042

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 84.4%, 15.3%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

51

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Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and additional fee reduction agreement effective May 1, 2017 between the

52

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Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. Prior to May 1, 2017, the fee was computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $46,482,826 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $5,252,190,077 and $3,705,903,353, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,966,777,014

Gross unrealized appreciation	$153,788,931
Gross unrealized depreciation	(180,898,221)

Net unrealized depreciation	$(27,109,290)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $1,443,986. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $170,000 at October 31, 2017.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in

53

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October 31, 2017

Notes to Financial Statements — continued

the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$7,167,387	(1)	$(1,443,986	)(2)

Total Derivatives subject to master netting or similar agreements	$7,167,387		$(1,443,986)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,369,476	$(838,748)	$—	$(530,728)	$—
HSBC Bank USA, N.A.	181,582	—	(123,632)	—	57,950
State Street Bank and Trust Company	5,616,329	(455,785)	(5,160,544)	—	—

	$7,167,387	$(1,294,533)	$(5,284,176)	$(530,728)	$57,950

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Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(838,748)	$838,748	$—	$—	$—
JPMorgan Chase Bank, N.A.	(149,453)	—	—	149,453	—
State Street Bank and Trust Company	(455,785)	455,785	—	—	—

	$(1,443,986)	$1,294,533	$—	$149,453	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(26,131,999)	$312,713

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $386,193,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million ($900 million prior to March 13, 2017) unsecured line of credit agreement with a group of banks, which is in effect through March 12, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,193,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2017 is $500,313 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

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Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2017, the value of the Portfolio’s investment in affiliated companies was $26,681,392, which represents 0.27% of the Portfolio’s net assets. Transactions in affiliated companies by the Portfolio for the year ended October 31, 2017 were as follows:

Name of affiliated company	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)	Change in unrealized gain (loss)

Common Stock*

IAP Global Services, LLC	2,577	—	—	2,577	$26,681,392	$—	$—	$(3,367,629)

*	The related industry is the same as the presentation in the Portfolio of Investments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$8,946,623,629	$27,287,018	$8,973,910,647
Corporate Bonds & Notes	—	318,804,761	—	318,804,761
Asset-Backed Securities	—	34,226,846	—	34,226,846
Common Stocks	179,992	77,985,984	41,620,639	119,786,615
Convertible Preferred Stocks	—	—	0	0
Warrants	—	431,789	—	431,789
Short-Term Investments	—	492,507,066	—	492,507,066

Total Investments	$179,992	$9,870,580,075	$68,907,657	$9,939,667,724

Forward Foreign Currency Exchange Contracts	$—	$7,167,387	$—	$7,167,387

Total	$179,992	$9,877,747,462	$68,907,657	$9,946,835,111

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,443,986)	$—	$(1,443,986)

Total	$—	$(1,443,986)	$—	$(1,443,986)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.11% of net assets at October 31, 2017). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

58

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio, Eaton Vance Floating Rate Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

59

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

60

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

61

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

62

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.17

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Global Income Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 43

Federal Tax Information	19

Management and Organization	44

Important Notices	47

Eaton Vance

Global Income Builder Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017, following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Global Income Builder Fund (the Fund) had a total return of 15.72% for Class A shares at net asset value (NAV), underperforming the 22.77% return of the Fund’s primary benchmark, the MSCI World Index (the Index), and the 18.30% return of its Blended Index consisting of 65% the

Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index.

The Fund’s common stock allocation underperformed the Index during the period. Stock selection in the health care and consumer discretionary sectors and an underweight, relative to the Index, in the information technology sector detracted from performance versus the Index. Within the health care sector, the Fund’s overweight position in biopharmaceutical firm Shire PLC declined in value on concerns about the ongoing market value of its hemophilia treatments, downgrades to earnings estimates, and the sudden departure of its chief financial officer.

In contrast, stock selection and an underweight relative to the Index in the consumer staples, utilities and telecommunication services sectors aided Fund performance versus the Index. In the consumer staples sector, relative performance was helped by underweighting the food & staples retailing industry and not owning two Index components in that industry: drug store operators CVS Health Corp. and Walgreens Boots Alliance. Both stocks declined on uncertainty in the U.S. about the status of the Affordable Care Act, and potential negative effects on prescription drug distributors and retailers.

The Fund’s allocation to high yield securities outperformed the broad high yield market, as measured by the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, but underperformed the Fund’s primary Index for the 12-month period. The outperformance of the high yield allocation versus the broad high yield market was driven mainly by security selection, particularly in non-U.S. issues and overweights in B-rated8 securities and European securities versus the ICE BofAML Developed Markets High Yield Ex- Subordinated Financial Index. As of period end, the Fund had 29.45% of its total investments in high yield securities (income instruments rated below investment grade).

For the 12-month period, the Fund’s preferred securities allocation (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) detracted from Fund performance versus the Index. The preferred securities allocation underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index (ICE BofAML Preferred Index). The outperformance versus the ICE BofAML Preferred Index was driven by an allocation to lower-quality securities that were not held by the ICE BofAML Preferred Index, greater exposure to non-U.S. issuers than the ICE BofAML Preferred Index, and exposure to several securities with floating rates that were not held by the ICE BofAML Preferred Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2017

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/30/2005	11/30/2005	15.72%	9.40%	2.17%
Class A with 5.75% Maximum Sales Charge	—	—	9.01	8.12	1.57
Class C at NAV	11/30/2005	11/30/2005	14.76	8.54	1.39
Class C with 1% Maximum Sales Charge	—	—	13.76	8.54	1.39
Class I at NAV	01/31/2006	11/30/2005	15.90	9.67	2.43
Class R at NAV	01/31/2006	11/30/2005	15.45	9.13	1.90
MSCI World Index	—	—	22.77%	11.55%	4.09%
Blended Index	—	—	18.30	9.57	5.28

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.31%	2.06%	1.06%	1.56%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$11,486	N.A.
Class I	$250,000	10/31/2007	$317,931	N.A.
Class R	$10,000	10/31/2007	$12,071	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2017

Fund Profile5

Country Allocation (% of net assets)

Asset Allocation (% of net assets)7

Top 10 Holdings (% of net assets)6

Alphabet, Inc., Class C	2.1%

Johnson & Johnson	1.6

Amazon.com, Inc.	1.4

Royal Dutch Shell PLC, Class B	1.2

ASML Holding NV	1.2

Facebook, Inc., Class A	1.2

Nippon Telegraph & Telephone Corp.	1.2

Wells Fargo & Co.	1.1

Melrose Industries PLC	1.1

Unilever PLC	1.0

Total	13.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[8]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Global Income Builder Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,066.70	$6.72	1.29%
Class C	$1,000.00	$1,062.20	$10.60	2.04%
Class I	$1,000.00	$1,069.40	$5.42	1.04%
Class R	$1,000.00	$1,066.60	$8.02	1.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.56	1.29%
Class C	$1,000.00	$1,014.90	$10.36	2.04%
Class I	$1,000.00	$1,020.00	$5.30	1.04%
Class R	$1,000.00	$1,017.40	$7.83	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Income Builder Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Income Builder Portfolio, at value (identified cost, $334,303,916)	$357,696,789
Tax reclaims receivable	604,708
Receivable for Fund shares sold	1,268,893
Total assets	$359,570,390

Liabilities
Payable for Fund shares redeemed	$1,523,293
Payable to affiliates:
Administration fee	45,536
Distribution and service fees	124,381
Trustees’ fees	42
Accrued expenses	93,612
Total liabilities	$1,786,864
Net Assets	$357,783,526

Sources of Net Assets
Paid-in capital	$362,907,337
Accumulated net realized loss	(30,189,947)
Accumulated undistributed net investment income	1,673,263
Net unrealized appreciation from Portfolio	23,392,873
Total	$357,783,526

Class A Shares
Net Assets	$137,914,436
Shares Outstanding	15,227,312
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.06
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.61

Class C Shares
Net Assets	$110,594,310
Shares Outstanding	12,337,064
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.96

Class I Shares
Net Assets	$108,771,537
Shares Outstanding	12,025,699
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.04

Class R Shares
Net Assets	$503,243
Shares Outstanding	55,704
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $2,227,038)	$11,630,490
Interest allocated from Portfolio (net of foreign taxes, $7,103)	7,365,164
Other income	762,171
Other income allocated from Portfolio	85,189
Expenses allocated from Portfolio	(2,705,217)
Total investment income	$17,137,797

Expenses
Administration fee	$539,037
Distribution and service fees
Class A	379,394
Class C	1,177,895
Class R	3,354
Trustees’ fees and expenses	500
Custodian fee	20,718
Transfer and dividend disbursing agent fees	247,180
Legal and accounting services	31,311
Printing and postage	49,393
Registration fees	110,831
Miscellaneous	51,015
Total expenses	$2,610,628

Net investment income	$14,527,169

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$21,078,636 (1)
Financial futures contracts	(1,102,788)
Foreign currency transactions	80,160
Forward foreign currency exchange contracts	(550)
Net realized gain	$20,055,458
Change in unrealized appreciation (depreciation) —
Investments	$16,888,751
Foreign currency	(17,687)
Net change in unrealized appreciation (depreciation)	$16,871,064

Net realized and unrealized gain	$36,926,522

Net increase in net assets from operations	$51,453,691

(1)	Includes $2,359,556 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$14,527,169	$13,082,982
Net realized gain	20,055,458 (1)	9,223,449 (2)
Net change in unrealized appreciation (depreciation)	16,871,064	(21,234,758)
Net increase in net assets from operations	$51,453,691	$1,071,673
Distributions to shareholders —
From net investment income
Class A	$(5,696,578)	$(7,125,058)
Class C	(3,595,656)	(4,350,164)
Class I	(3,605,403)	(3,005,653)
Class R	(23,475)	(22,043)
Total distributions to shareholders	$(12,921,112)	$(14,502,918)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$20,755,174	$19,092,771
Class C	7,809,557	12,216,993
Class I	52,698,274	25,446,107
Class R	423,120	275,460
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,383,781	6,809,440
Class C	3,290,147	3,874,766
Class I	3,025,561	2,462,737
Class R	23,475	22,043
Cost of shares redeemed
Class A	(70,829,931)	(45,394,894)
Class C	(38,582,482)	(27,044,230)
Class I	(25,414,530)	(26,163,890)
Class R	(777,153)	(279,363)
Net decrease in net assets from Fund share transactions	$(42,195,007)	$(28,682,060)
Other capital —
Portfolio transaction fee contributed to Portfolio	$(253,410)	$(197,763)
Portfolio transaction fee allocated from Portfolio	247,136	193,269
Net decrease in net assets from other capital	$(6,274)	$(4,494)

Net decrease in net assets	$(3,668,702)	$(42,117,799)

Net Assets
At beginning of year	$361,452,228	$403,570,027
At end of year	$357,783,526	$361,452,228

Accumulated undistributed net investment income included in net assets
At end of year	$1,673,263	$—

(1)	Includes $2,359,556 of net realized gains from redemptions in-kind.

(2)	Includes $5,871,209 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017		2016		2015	2014		2013
Net asset value — Beginning of year	$8.130		$8.420		$8.470	$8.120		$7.070

Income (Loss) From Operations
Net investment income(1)	$0.357		$0.293	(2)	$0.291	$0.354	(2)	$0.380	(2)
Net realized and unrealized gain (loss)	0.897		(0.259)		0.004	0.340		0.994

Total income from operations	$1.254		$0.034		$0.295	$0.694		$1.374

Less Distributions
From net investment income	$(0.324)		$(0.324)		$(0.345)	$(0.344)		$(0.324)

Total distributions	$(0.324)		$(0.324)		$(0.345)	$(0.344)		$(0.324)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$—	$—		$—

Net asset value — End of year	$9.060		$8.130		$8.420	$8.470		$8.120

Total Return(4)	15.72%		0.45%		3.53%	8.65%		19.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$137,914		$166,221		$192,076	$204,799		$223,208
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.29%		1.30%		1.25%	1.24%		1.26%
Net investment income	4.16%		3.59	%(2)	3.44%	4.21	%(2)	5.04	%(2)
Portfolio Turnover of the Portfolio(7)	143%		66	%(8)	—	—		—
Portfolio Turnover of the Fund	—		72	%(8)(9)	135%	119%		114%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051, $0.190 and $0.103 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96%, 1.95% and 3.68% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017		2016		2015	2014		2013
Net asset value — Beginning of year	$8.050		$8.340		$8.400	$8.050		$7.020

Income (Loss) From Operations
Net investment income(1)	$0.295		$0.229	(2)	$0.226	$0.285	(2)	$0.321	(2)
Net realized and unrealized gain (loss)	0.875		(0.256)		(0.003)	0.347		0.977

Total income (loss) from operations	$1.170		$(0.027)		$0.223	$0.632		$1.298

Less Distributions
From net investment income	$(0.260)		$(0.263)		$(0.283)	$(0.282)		$(0.268)

Total distributions	$(0.260)		$(0.263)		$(0.283)	$(0.282)		$(0.268)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$—	$—		$—

Net asset value — End of year	$8.960		$8.050		$8.340	$8.400		$8.050

Total Return(4)	14.76%		(0.30)%		2.69%	7.93%		18.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$110,594		$125,354		$141,117	$150,189		$152,570
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.04%		2.05%		2.00%	1.99%		2.01%
Net investment income	3.46%		2.84	%(2)	2.70%	3.42	%(2)	4.28	%(2)
Portfolio Turnover of the Portfolio(7)	143%		66	%(8)	—	—		—
Portfolio Turnover of the Fund	—		72	%(8)(9)	135%	119%		114%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051, $0.186 and $0.102 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21%, 1.19% and 2.93% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017		2016		2015	2014		2013
Net asset value — Beginning of year	$8.130		$8.410		$8.460	$8.110		$7.070

Income (Loss) From Operations
Net investment income(1)	$0.398		$0.326	(2)	$0.307	$0.350	(2)	$0.401	(2)
Net realized and unrealized gain (loss)	0.859		(0.258)		0.004	0.368		0.985

Total income from operations	$1.257		$0.068		$0.311	$0.718		$1.386

Less Distributions
From net investment income	$(0.347)		$(0.348)		$(0.361)	$(0.368)		$(0.346)

Total distributions	$(0.347)		$(0.348)		$(0.361)	$(0.368)		$(0.346)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$—	$—		$—

Net asset value — End of year	$9.040		$8.130		$8.410	$8.460		$8.110

Total Return(4)	15.90%		0.87%		3.74%	8.98%		20.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$108,772		$69,113		$69,610	$64,213		$48,148
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.04%		1.05%		1.01%	0.99%		1.01%
Net investment income	4.61%		4.00	%(2)	3.63%	4.16	%(2)	5.32	%(2)
Portfolio Turnover of the Portfolio(7)	143%		66	%(8)	—	—		—
Portfolio Turnover of the Fund	—		72	%(8)(9)	135%	119%		114%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050, $0.173 and $0.102 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39%, 2.10% and 3.96% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2017		2016		2015	2014		2013
Net asset value — Beginning of year	$8.110		$8.400		$8.460	$8.100		$7.060

Income (Loss) From Operations
Net investment income(1)	$0.331		$0.274	(2)	$0.282	$0.340	(2)	$0.371	(2)
Net realized and unrealized gain (loss)	0.890		(0.262)		(0.011)	0.340		0.975

Total income from operations	$1.221		$0.012		$0.271	$0.680		$1.346

Less Distributions
From net investment income	$(0.301)		$(0.302)		$(0.331)	$(0.320)		$(0.306)

Total distributions	$(0.301)		$(0.302)		$(0.331)	$(0.320)		$(0.306)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$—	$—		$—

Net asset value — End of year	$9.030		$8.110		$8.400	$8.460		$8.100

Total Return(4)	15.45%		0.18%		3.25%	8.50%		19.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$503		$765		$767	$588		$610
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.54%		1.55%		1.50%	1.48%		1.51%
Net investment income	3.84%		3.37	%(2)	3.34%	4.05	%(2)	4.92	%(2)
Portfolio Turnover of the Portfolio(7)	143%		66	%(8)	—	—		—
Portfolio Turnover of the Fund	—		72	%(8)(9)	135%	119%		114%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049, $0.199 and $0.104 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77%, 1.68% and 3.54% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.1% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946. Prior to March 28, 2016, the Fund invested directly in securities and derivatives. The accounting policies followed by the Fund for financial futures contracts, forward foreign currency exchange contracts and foreign currency translation were consistent with the Portfolio’s accounting policies.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

In consideration of recent decisions rendered by European courts, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries for periods when the Fund invested directly in securities. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2017, the Fund recorded income of $762,171 for previously withheld dividend taxes from Finland and Poland of which $157,463, including interest thereon, was received and $604,708 is unpaid and included in Tax reclaims receivable in the Statement of Assets and Liabilities. Such amounts are reflected as other income on the Statement of Operations. No other amounts for tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Global Income Builder Fund

October 31, 2017

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$12,921,112	$14,502,918

During the year ended October 31, 2017, accumulated net realized loss was decreased by $52,617,739, accumulated undistributed net investment income was increased by $67,206 and paid-in capital was decreased by $52,684,945 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,673,263
Capital loss carryforwards	$(31,819,930)
Net unrealized appreciation	$25,022,856

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $31,819,930 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2017, capital loss carryforwards of $17,645,095 were utilized to offset net realized gains by the Fund.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), the Fund pays BMR a fee computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to the investment sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Fund from EVMI. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the

15

Eaton Vance

Global Income Builder Fund

October 31, 2017

Notes to Financial Statements — continued

business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $539,037.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $10,396 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $37,207 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $379,394 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $883,421 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $1,677 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $294,474 and $1,677 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,952,569 and $66,502,996, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

16

Eaton Vance

Global Income Builder Fund

October 31, 2017

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	2,421,012	2,335,609
Issued to shareholders electing to receive payments of distributions in Fund shares	629,266	832,382
Redemptions	(8,259,894)	(5,554,795)

Net decrease	(5,209,616)	(2,386,804)

	Year Ended October 31,
Class C	2017	2016

Sales	916,302	1,512,393
Issued to shareholders electing to receive payments of distributions in Fund shares	387,710	478,120
Redemptions	(4,532,067)	(3,351,724)

Net decrease	(3,228,055)	(1,361,211)

	Year Ended October 31,
Class I	2017	2016

Sales	6,132,344	3,128,753
Issued to shareholders electing to receive payments of distributions in Fund shares	350,960	301,440
Redemptions	(2,963,703)	(3,205,128)

Net increase	3,519,601	225,065

	Year Ended October 31,
Class R	2017	2016

Sales	48,368	33,887
Issued to shareholders electing to receive payments of distributions in Fund shares	2,735	2,699
Redemptions	(89,660)	(33,640)

Net increase (decrease)	(38,557)	2,946

17

Eaton Vance

Global Income Builder Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Income Builder Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

18

Eaton Vance

Global Income Builder Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $12,960,472, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 16.08% qualifies for the corporate dividends received deduction.

19

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 58.8%

Security	Shares	Value

Aerospace & Defense — 0.6%
CAE, Inc.	128,010	$2,268,280

		$2,268,280

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	26,739	$2,099,814

		$2,099,814

Auto Components — 0.4%
Goodyear Tire & Rubber Co. (The)	48,299	$1,477,466

		$1,477,466

Automobiles — 0.5%
Peugeot SA	74,576	$1,769,357

		$1,769,357

Banks — 5.2%
BNP Paribas SA	38,383	$2,995,771
Canadian Imperial Bank of Commerce	27,564	2,426,299
ING Groep NV	157,092	2,902,976
JPMorgan Chase & Co.	26,213	2,637,290
KeyCorp	52,918	965,753
Mitsubishi UFJ Financial Group, Inc.	427,942	2,902,791
Wells Fargo & Co.	74,243	4,168,002

		$18,998,882

Beverages — 1.9%
Anheuser-Busch InBev SA/NV	19,430	$2,382,528
Constellation Brands, Inc., Class A	10,607	2,323,888
Diageo PLC	67,732	2,312,967

		$7,019,383

Biotechnology — 1.6%
BioMarin Pharmaceutical, Inc.(1)	8,617	$707,370
Celgene Corp.(1)	21,891	2,210,334
Shire PLC	59,643	2,937,751

		$5,855,455

Building Products — 0.6%
Assa Abloy AB, Class B	104,742	$2,208,260

		$2,208,260

Security	Shares	Value

Capital Markets — 1.1%
Credit Suisse Group AG	129,103	$2,034,511
St. James’s Place PLC	119,048	1,860,709

		$3,895,220

Chemicals — 1.6%
Arkema SA	19,311	$2,439,585
Ecolab, Inc.	15,008	1,960,945
Novozymes A/S, Class B	22,312	1,232,800

		$5,633,330

Commercial Services & Supplies — 0.5%
SECOM Co., Ltd.	23,400	$1,781,725

		$1,781,725

Consumer Finance — 0.7%
Discover Financial Services	27,233	$1,811,811
Navient Corp.	7,317	91,170
OneMain Holdings, Inc.(1)	20,528	652,175

		$2,555,156

Containers & Packaging — 0.9%
Sealed Air Corp.	71,592	$3,166,514

		$3,166,514

Diversified Financial Services — 1.0%
ORIX Corp.	213,500	$3,670,834

		$3,670,834

Diversified Telecommunication Services — 1.2%
Nippon Telegraph & Telephone Corp.	88,479	$4,277,740

		$4,277,740

Electric Utilities — 2.1%
American Electric Power Co., Inc.	16,916	$1,258,719
Iberdrola SA	438,247	3,541,477
NextEra Energy, Inc.	18,246	2,829,407

		$7,629,603

Electrical Equipment — 2.3%
Legrand SA	35,472	$2,632,394
Melrose Industries PLC	1,389,286	4,057,900
Zhuzhou CRRC Times Electric Co., Ltd., Class H	307,091	1,797,387

		$8,487,681

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.6%
CDW Corp.	51,493	$3,604,510
Keyence Corp.	3,776	2,096,529

		$5,701,039

Energy Equipment & Services — 0.3%
Halliburton Co.	28,570	$1,221,082

		$1,221,082

Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	20,271	$2,912,335
Equity Residential	40,457	2,721,138
Simon Property Group, Inc.	8,698	1,351,060

		$6,984,533

Food Products — 0.4%
Pinnacle Foods, Inc.	24,628	$1,340,256

		$1,340,256

Health Care Equipment & Supplies — 0.5%
Boston Scientific Corp.(1)	11,477	$322,963
ConvaTec Group PLC(2)	490,644	1,276,564
Danaher Corp.	3,512	324,052

		$1,923,579

Household Durables — 0.7%
Newell Brands, Inc.	65,812	$2,683,813

		$2,683,813

Household Products — 0.6%
Reckitt Benckiser Group PLC	25,458	$2,277,642

		$2,277,642

Insurance — 2.1%
AIA Group, Ltd.	311,167	$2,344,792
Chubb, Ltd.	15,559	2,346,608
Prudential PLC	119,534	2,934,006

		$7,625,406

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.(1)	4,472	$4,942,812

		$4,942,812

Security	Shares	Value

Internet Software & Services — 3.3%
Alphabet, Inc., Class C(1)	7,590	$7,716,298
Facebook, Inc., Class A(1)	23,806	4,286,508

		$12,002,806

IT Services — 0.9%
Visa, Inc., Class A	31,077	$3,417,849

		$3,417,849

Machinery — 2.1%
Fortive Corp.	31,208	$2,255,090
Komatsu, Ltd.	111,971	3,658,737
Xylem, Inc.	26,066	1,734,171

		$7,647,998

Media — 0.9%
Interpublic Group of Cos., Inc. (The)	161,963	$3,117,788

		$3,117,788

Metals & Mining — 0.6%
Rio Tinto, Ltd.	43,900	$2,339,267

		$2,339,267

Oil, Gas & Consumable Fuels — 3.2%
BP PLC	376,448	$2,553,318
ConocoPhillips	41,061	2,100,270
Phillips 66	15,939	1,451,724
Royal Dutch Shell PLC, Class B	135,672	4,368,268
Seven Generations Energy, Ltd., Class A(1)	88,424	1,335,167

		$11,808,747

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	11,268	$1,259,875
Unilever PLC	67,019	3,798,231

		$5,058,106

Pharmaceuticals — 5.2%
Allergan PLC	12,680	$2,247,276
Bayer AG	12,570	1,635,091
Eli Lilly & Co.	33,552	2,749,251
Johnson & Johnson	42,525	5,928,410
Novo Nordisk A/S, Class B	47,517	2,365,816
Roche Holding AG PC	10,117	2,338,352
Zoetis, Inc.	28,110	1,793,980

		$19,058,176

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 0.6%
Verisk Analytics, Inc.(1)	26,221	$2,230,096

		$2,230,096

Road & Rail — 0.5%
CSX Corp.	36,037	$1,817,346

		$1,817,346

Semiconductors & Semiconductor Equipment — 2.4%
ASML Holding NV	24,037	$4,336,978
Renesas Electronics Corp.(1)	16,181	209,205
Sumco Corp.	77,682	1,711,068
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	57,789	2,446,208

		$8,703,459

Specialty Retail — 1.8%
Home Depot, Inc. (The)	19,330	$3,204,527
Industria de Diseno Textil SA	89,010	3,327,019

		$6,531,546

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	14,090	$2,381,773
HP, Inc.	109,243	2,354,187

		$4,735,960

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(1)	18,631	$1,145,993
LVMH Moet Hennessy Louis Vuitton SE	7,706	2,298,415

		$3,444,408

Tobacco — 0.7%
British American Tobacco PLC	40,349	$2,606,942

		$2,606,942

Trading Companies & Distributors — 0.6%
MISUMI Group, Inc.	83,891	$2,298,407

		$2,298,407

Total Common Stocks (identified cost $196,286,315)		$214,313,763

Preferred Stocks — 3.0%

Security	Shares	Value

Banks — 1.4%
AgriBank FCB, 6.875% to 1/1/24(4)	9,798	$1,085,741
CoBank ACB, Series F, 6.25% to 10/1/22(2)(4)	8,600	928,800
Farm Credit Bank of Texas, 6.75% to 9/15/23(2)(4)	1,115	122,929
Farm Credit Bank of Texas, Series 1, 10.00%(2)	230	281,175
First Republic Bank, Series G, 5.50%	2,950	75,933
IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	14,080	391,987
KeyCorp, Series E, 6.125% to 12/15/26(4)	10,050	293,360
Regions Financial Corp., Series A, 6.375%	18,416	467,766
SunTrust Banks, Inc., Series E, 5.875%	34,002	870,111
Texas Capital Bancshares, Inc., Series A, 6.50%	14,549	372,454
Wells Fargo & Co., Series L, 7.50% (Convertible)	154	201,740
Wells Fargo & Co., Series Y, 5.625%	4,650	119,970

		$5,211,966

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	7,197	$197,845
Legg Mason, Inc., 5.45%	12,825	322,549

		$520,394

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	9,163	$231,641
SCE Trust VI, 5.00%	15,350	386,820
Southern Co. (The), 6.25%	22,549	608,372

		$1,226,833

Equity Real Estate Investment Trusts (REITs) — 0.5%
CBL & Associates Properties, Inc., Series D, 7.375%	18,075	$446,091
DDR Corp., Series J, 6.50%	13,275	334,928
DDR Corp., Series K, 6.25%	6,500	163,540
Spirit Realty Capital, Inc., Series A, 6.00%	9,250	227,920
Vornado Realty Trust, Series K, 5.70%	21,500	546,960

		$1,719,439

Food Products — 0.2%
Dairy Farmers of America, Inc., 7.875%(2)	4,700	$500,403
Ocean Spray Cranberries, Inc., 6.25%(2)	540	49,815

		$550,218

Insurance — 0.1%
Arch Capital Group, Ltd., Series E, 5.25%	9,125	$227,304
PartnerRe, Ltd., Series I, 5.875%	5,061	135,736

		$363,040

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	17,150	$435,267

		$435,267

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$237,527

		$237,527

Oil, Gas & Consumable Fuels — 0.2%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(4)	23,750	$604,438

		$604,438

Total Preferred Stocks (identified cost $10,343,605)		$10,869,122

Corporate Bonds & Notes — 32.2%

Security	Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.2%
TransDigm, Inc., 5.50%, 10/15/20	70	$71,211
TransDigm, Inc., 6.00%, 7/15/22	500	522,400

		$593,611

Airlines — 0.0%(3)
United Continental Holdings, Inc., 4.25%, 10/1/22	145	$145,906

		$145,906

Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.25%, 4/1/25(2)	45	$46,237
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(2)	45	46,069
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(2)	205	230,625
Wabash National Corp., 5.50%, 10/1/25(2)	145	148,277

		$471,208

Automobiles — 0.1%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(4)(5)	320	$334,800

		$334,800

Banks — 2.4%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(2)(4)(5)	200	$230,280
Banco do Brasil SA, 6.25% to 4/15/24(2)(4)(5)	859	811,755

Security		Principal Amount* (000’s omitted)	Value

Banks (continued)
Bank of America Corp., Series AA, 6.10% to 3/17/25(4)(5)		1,018	$1,137,615
CIT Group, Inc., 5.375%, 5/15/20		33	35,475
Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)		570	620,325
Credit Agricole SA, 7.875% to 1/23/24(2)(4)(5)		327	373,005
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(5)		460	471,500
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)		215	246,713
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)		353	394,036
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(4)(5)		768	809,395
Lloyds Banking Group PLC, 7.50% to 6/27/24(4)(5)		290	331,688
M&T Bank Corp., Series F, 5.125% to 11/1/26(4)(5)		280	299,110
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(4)(5)		170	180,625
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(5)		804	921,143
Standard Chartered PLC, 7.75% to 4/2/23(2)(4)(5)		320	355,648
UniCredit SpA, 8.00% to 6/3/24(4)(5)(6)		610	676,669
Zions Bancorporation, Series I, 5.80% to 9/15/23(4)(5)		88	90,849
Zions Bancorporation, Series J, 7.20% to 9/15/23(4)(5)		619	707,208

			$8,693,039

Biotechnology — 0.3%
Grifols S.A., 3.20%, 5/1/25(6)	EUR	1,075	$1,274,252

			$1,274,252

Building Products — 0.9%
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		105	$111,300
LSF9 Balta Issuer S.A., 7.75%, 9/15/22(6)	EUR	718	916,149
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(2)		1,000	1,067,500
Standard Industries, Inc., 5.50%, 2/15/23(2)		115	121,612
Standard Industries, Inc., 6.00%, 10/15/25(2)		495	537,694
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		600	652,500

			$3,406,755

Capital Markets — 0.5%
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(2)		400	$393,000
Charles Schwab Corp. (The), 5.00% to 12/1/27(4)(5)		450	455,625
UBS Group AG, 6.875% to 8/7/25(4)(5)(6)		833	936,858

			$1,785,483

Casino & Gaming — 0.1%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	$31,425

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	$119,350
Sugarhouse HSP Gaming Prop Mezz, L.P./Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25(2)		165	161,288

			$312,063

Chemicals — 0.7%
Chemours Co. (The), 7.00%, 5/15/25		70	$78,400
Platform Specialty Products Corp., 6.50%, 2/1/22(2)		1,000	1,038,750
SPCM SA/Cayman Islands, 4.875%, 9/15/25(2)		65	66,950
Tronox Finance PLC, 5.75%, 10/1/25(2)		220	230,450
Tronox Finance, LLC, 7.50%, 3/15/22(2)		15	15,806
Valvoline, Inc., 5.50%, 7/15/24(2)		45	47,813
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(2)		115	121,900
W.R. Grace & Co., 5.125%, 10/1/21(2)		750	808,125

			$2,408,194

Commercial Services & Supplies — 1.6%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(2)		170	$177,225
Clean Harbors, Inc., 5.125%, 6/1/21		400	406,500
Covanta Holding Corp., 5.875%, 3/1/24		500	502,500
Covanta Holding Corp., 5.875%, 7/1/25		95	94,288
Covanta Holding Corp., 6.375%, 10/1/22		35	36,225
GFL Environmental, Inc., 9.875%, 2/1/21(2)		450	480,937
Hertz Corp. (The), 5.50%, 10/15/24(2)		75	67,875
Iron Mountain UK PLC, 3.875%, 11/15/25(6)(7)	GBP	550	730,482
KAR Auction Services, Inc., 5.125%, 6/1/25(2)		260	269,750
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(2)		270	299,889
RAC Bond Co. PLC, 5.00%, 11/6/22(6)	GBP	1,105	1,470,140
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	600,875
Team Health Holdings, Inc., 6.375%, 2/1/25(2)		240	222,000
Tervita Escrow Corp., 7.625%, 12/1/21(2)		195	198,413
TMS International Corp., 7.25%, 8/15/25(2)		195	203,775
United Rentals North America, Inc., 5.50%, 5/15/27		35	37,538
Wrangler Buyer Corp., 6.00%, 10/1/25(2)		40	41,100

			$5,839,512

Communications Equipment — 0.2%
CommScope Technologies, LLC, 6.00%, 6/15/25(2)		35	$37,100
Riverbed Technology, Inc., 8.875%, 3/1/23(2)		630	566,213

			$603,313

Security		Principal Amount* (000’s omitted)	Value

Construction & Engineering — 0.3%
ABG Orphan Holdco S.a.r.l., 14.00% , (5.00% Cash, 9.00% PIK), 2/28/21(2)		900	$942,300

			$942,300

Consumer Finance — 0.5%
Ally Financial, Inc., 8.00%, 12/31/18		550	$585,062
CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	1,218,224

			$1,803,286

Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25(2)		200	$212,750
BWAY Holding Co., 5.50%, 4/15/24(2)		240	250,500
BWAY Holding Co., 7.25%, 4/15/25(2)		165	171,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(2)		120	125,100
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20		500	509,380
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(2)		140	149,712

			$1,419,042

Distributors — 0.0%(3)
H&E Equipment Services, Inc., 5.625%, 9/1/25(2)		55	$58,231
HD Supply, Inc., 5.75%, 4/15/24(2)		105	113,532

			$171,763

Diversified Consumer Services — 0.1%
Laureate Education, Inc., 8.25%, 5/1/25(2)		315	$339,806

			$339,806

Diversified Financial Services — 0.9%
Cadence Financial Corp., 4.875%, 6/28/19(2)		508	$515,217
DAE Funding, LLC, 4.50%, 8/1/22(2)		155	157,519
DAE Funding, LLC, 5.00%, 8/1/24(2)		255	261,056
Exela Intermediate, LLC/Exela Finance, Inc., 10.00%, 7/15/23(2)		180	173,250
FBM Finance, Inc., 8.25%, 8/15/21(2)		165	176,344
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	120,462
Louvre Bidco SAS, 4.25%, 9/30/24(6)	EUR	285	335,935
Mercury Bondco PLC, 8.25%, (8.25% Cash or 9.00% PIK), 5/30/21(6)(8)	EUR	530	652,746
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(2)		455	474,906

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(2)		150	$156,000
West Corp., 8.50%, 10/15/25(2)		240	235,950

			$3,259,385

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 5.80%, 3/15/22		500	$509,375
CenturyLink, Inc., 7.50%, 4/1/24		100	106,500
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		55	55,000
Frontier Communications Corp., 6.25%, 9/15/21		65	53,788
Frontier Communications Corp., 10.50%, 9/15/22		30	26,391
Level 3 Financing, Inc., 5.25%, 3/15/26		90	93,235

			$844,289

Electric Utilities — 1.3%
AES Corp. (The), 5.125%, 9/1/27		25	$25,725
AES Corp. (The), 5.50%, 3/15/24		580	609,000
AES Corp. (The), 5.50%, 4/15/25		15	15,938
AES Corp. (The), 6.00%, 5/15/26		15	16,238
AES Gener SA, 8.375% to 6/18/19, 12/18/73(2)(4)		515	546,775
Dynegy, Inc., 7.375%, 11/1/22		450	483,187
Dynegy, Inc., 7.625%, 11/1/24		45	49,388
Dynegy, Inc., 8.00%, 1/15/25(2)		115	126,356
Dynegy, Inc., 8.125%, 1/30/26(2)		80	88,900
Electricite de France S.A., 6.00% to 1/29/26(4)(5)(6)	GBP	800	1,154,264
Melton Renewable Energy UK PLC, 6.75%, 2/1/20(6)	GBP	168	228,707
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(2)		95	96,188
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(2)		145	146,269
NRG Yield Operating, LLC, 5.375%, 8/15/24		395	413,762
Pattern Energy Group, Inc., 5.875%, 2/1/24(2)		115	122,763
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		580	617,520
TerraForm Power Operating, LLC, 6.625%, 6/15/25(2)		90	98,100

			$4,839,080

Electrical Equipment — 0.2%
Senvion Holding GmbH, 3.875%, 10/25/22(6)	EUR	575	$690,036

			$690,036

Electronic Equipment, Instruments & Components — 0.0%(3)
Zebra Technologies Corp., 7.25%, 10/15/22		79	$83,592

			$83,592

Security		Principal Amount* (000’s omitted)	Value

Energy Equipment & Services — 0.1%
Abengoa Finance S.A.U., 7.75%, 2/1/20(2)(9)		467	$5,838
Novafives SAS, 4.50%, 6/30/21(6)	EUR	225	267,970

			$273,808

Equity Real Estate Investment Trusts (REITs) — 0.2%
Equinix, Inc., 5.375%, 5/15/27		115	$123,481
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		120	121,050
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 1/15/28(2)		30	30,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		95	103,075
SBA Communications Corp., 4.00%, 10/1/22(2)		150	153,000
SBA Communications Corp., 4.875%, 9/1/24		55	56,650
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23		140	156,450

			$743,706

Food Products — 1.2%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25		115	$101,775
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24		95	89,775
Dean Foods Co., 6.50%, 3/15/23(2)		320	321,600
Dole Food Co., Inc., 7.25%, 6/15/25(2)		225	244,125
Iceland Bondco PLC, 4.625%, 3/15/25(6)	GBP	1,095	1,414,147
Land O’ Lakes, Inc., 8.00%(2)(5)		875	975,625
Pilgrim’s Pride Corp., 5.75%, 3/15/25(2)		70	74,288
Pilgrim’s Pride Corp., 5.875%, 9/30/27(2)		95	99,037
Post Holdings, Inc., 5.00%, 8/15/26(2)		85	85,637
Post Holdings, Inc., 5.50%, 3/1/25(2)		230	239,775
TreeHouse Foods, Inc., 6.00%, 2/15/24(2)		180	193,500
US Foods, Inc., 5.875%, 6/15/24(2)		395	419,194

			$4,258,478

Health Care Equipment & Supplies — 1.3%
Alere, Inc., 6.50%, 6/15/20		40	$40,850
Avantor, Inc., 6.00%, 10/1/24(2)		100	102,125
Centene Corp., 4.75%, 1/15/25		300	310,500
Centene Corp., 5.625%, 2/15/21		90	93,600
Centene Corp., 6.125%, 2/15/24		340	366,350
Envision Healthcare Corp., 5.625%, 7/15/22		620	633,175
Envision Healthcare Corp., 6.25%, 12/1/24(2)		620	645,575
Hologic, Inc., 4.375%, 10/15/25(2)		70	71,295

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care Equipment & Supplies (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(2)		610	$638,212
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(2)		320	334,400
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(2)		275	307,313
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(2)		1,230	1,326,862

			$4,870,257

Health Care Providers & Services — 0.6%
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		555	$534,881
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(2)(8)		165	170,775
HCA, Inc., 4.50%, 2/15/27		40	40,500
HCA, Inc., 5.875%, 2/15/26		750	790,313
Tenet Healthcare Corp., 6.75%, 6/15/23		260	245,050
Tenet Healthcare Corp., 7.50%, 1/1/22(2)		85	89,781
WellCare Health Plans, Inc., 5.25%, 4/1/25		375	395,625

			$2,266,925

Hotels, Restaurants & Leisure — 1.5%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(2)		325	$328,152
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(2)		540	550,800
Carlson Travel, Inc., 6.75%, 12/15/23(2)		200	198,500
CRC Escrow Issuer, LLC Co./ CRC Finco, Inc., 5.25%, 10/15/25(2)		485	489,365
Eldorado Resorts, Inc., 6.00%, 4/1/25		220	233,200
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(2)		490	520,625
Golden Nugget, Inc., 6.75%, 10/15/24(2)		595	606,900
Golden Nugget, Inc., 8.75%, 10/1/25(2)		295	303,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)		555	593,850
MGM Resorts International, 6.00%, 3/15/23		550	604,395
NCL Corp., Ltd., 4.75%, 12/15/21(2)		150	156,000
Scientific Games International, Inc., 7.00%, 1/1/22(2)		115	121,900
Scientific Games International, Inc., 10.00%, 12/1/22		420	465,675
Viking Cruises, Ltd., 5.875%, 9/15/27(2)		220	222,200

			$5,395,412

Household Products — 0.4%
Bormioli Rocco Holdings S.A., 10.00%, 8/1/18(6)	EUR	850	$997,548
Central Garden & Pet Co., 6.125%, 11/15/23		500	535,625

			$1,533,173

Security		Principal Amount* (000’s omitted)	Value

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 5.75%, 1/15/25		145	$138,384
NRG Energy, Inc., 7.25%, 5/15/26		350	381,063

			$519,447

Industrial Conglomerates — 0.3%
Wittur International Holding GmbH, 8.50%, 2/15/23(6)	EUR	1,030	$1,265,712

			$1,265,712

Insurance — 0.5%
Alliant Holdings Intermediate, LLC, 8.25%, 8/1/23(2)		60	$64,050
Hub International, Ltd., 7.875%, 10/1/21(2)		500	521,040
KIRS Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	910	1,256,961

			$1,842,051

Internet & Direct Marketing Retail — 0.3%
Netflix, Inc., 3.625%, 5/15/27(6)	EUR	675	$808,800
Netflix, Inc., 4.875%, 4/15/28(2)		245	243,824

			$1,052,624

Internet Software & Services — 0.5%
EIG Investors Corp., 10.875%, 2/1/24		480	$532,800
Match Group, Inc., 6.375%, 6/1/24		505	550,450
Zayo Group, LLC/Zayo Capital, Inc., 5.75%, 1/15/27(2)		75	79,219
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	502,251

			$1,664,720

IT Services — 0.1%
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(2)		40	$40,900
Gartner, Inc., 5.125%, 4/1/25(2)		160	169,600

			$210,500

Machinery — 0.5%
BlueLine Rental Finance Corp./BlueLine Rental, LLC, 9.25%, 3/15/24(2)		150	$163,500
Cloud Crane, LLC, 10.125%, 8/1/24(2)		190	215,175
Navistar International Corp., 8.25%, 11/1/21		235	235,975
Norican A/S, 4.50%, 5/15/23(6)	EUR	865	1,024,372
Welbilt, Inc., 9.50%, 2/15/24		295	338,881

			$1,977,903

Media — 2.6%
Altice Luxembourg S.A., 7.25%, 5/15/22(6)	EUR	546	$678,938
Altice Luxembourg S.A., 7.75%, 5/15/22(2)		315	333,900

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Media (continued)
Altice US Finance I Corp., 5.50%, 5/15/26(2)		200	$208,500
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	472,902
Cablevision Systems Corp., 5.875%, 9/15/22		55	56,719
Cablevision Systems Corp., 8.00%, 4/15/20		70	77,700
CBS Radio, Inc., 7.25%, 11/1/24(2)		120	126,150
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(2)		1,130	1,206,275
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(2)		10	10,238
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(2)		294	300,650
CSC Holdings, LLC, 6.75%, 11/15/21		500	552,500
CSC Holdings, LLC, 10.875%, 10/15/25(2)		422	518,005
DISH DBS Corp., 7.75%, 7/1/26		155	170,113
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(2)		140	141,400
MDC Partners, Inc., 6.50%, 5/1/24(2)		240	246,000
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% Cash or 9.25% PIK), 8/1/19(2)(8)		35	35,131
Salem Media Group, Inc., 6.75%, 6/1/24(2)		295	309,750
SFR Group S.A., 7.375%, 5/1/26(2)		1,010	1,089,537
Sirius XM Radio, Inc., 5.00%, 8/1/27(2)		185	187,544
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)		500	535,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(6)	EUR	850	1,057,638
UPC Holding B.V., 5.50%, 1/15/28(2)		260	259,350
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24(6)	GBP	475	658,748
Ziggo Secured Finance B.V., 5.50%, 1/15/27(2)		150	153,375

			$9,386,063

Metals & Mining — 1.3%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		450	$456,750
Allegheny Technologies, Inc., 5.95%, 1/15/21		50	51,688
Allegheny Technologies, Inc., 7.875%, 8/15/23		205	224,987
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(2)(4)		270	318,600
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(2)		160	172,000
Eldorado Gold Corp., 6.125%, 12/15/20(2)		45	44,775
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(2)		750	817,500
First Quantum Minerals, Ltd., 7.00%, 2/15/21(2)		75	78,094
First Quantum Minerals, Ltd., 7.25%, 4/1/23(2)		415	440,937
First Quantum Minerals, Ltd., 7.50%, 4/1/25(2)		445	472,812

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc., 3.10%, 3/15/20		40	$40,200
Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	75,188
Hudbay Minerals, Inc., 7.25%, 1/15/23(2)		115	124,487
Hudbay Minerals, Inc., 7.625%, 1/15/25(2)		200	221,500
New Gold, Inc., 6.25%, 11/15/22(2)		155	160,425
New Gold, Inc., 6.375%, 5/15/25(2)		85	90,525
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/1/22(2)		70	72,975
Novelis Corp., 5.875%, 9/30/26(2)		180	185,962
Novelis Corp., 6.25%, 8/15/24(2)		125	132,187
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(2)		165	174,075
Teck Resources, Ltd., 5.20%, 3/1/42		40	40,300
Teck Resources, Ltd., 5.40%, 2/1/43		85	87,125
Teck Resources, Ltd., 6.00%, 8/15/40		45	50,119
Teck Resources, Ltd., 8.50%, 6/1/24(2)		130	149,175
United States Steel Corp., 8.375%, 7/1/21(2)		85	92,969
Zekelman Industries, Inc., 9.875%, 6/15/23(2)		15	16,988

			$4,792,343

Multi-Utilities — 0.4%
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(4)		114	$123,963
Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	900	1,336,858

			$1,460,821

Multiline Retail — 0.1%
Dollar Tree, Inc., 5.75%, 3/1/23		330	$348,563

			$348,563

Oil, Gas & Consumable Fuels — 2.8%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		120	$123,300
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		30	31,763
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.75%, 5/20/27		55	56,444
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26		55	57,475
Antero Resources Corp., 5.375%, 11/1/21		1,000	1,030,000
Canbriam Energy, Inc., 9.75%, 11/15/19(2)		305	311,862
Cheniere Energy Partners, L.P., 5.25%, 10/1/25(2)		330	340,725
Chesapeake Energy Corp., 8.00%, 12/15/22(2)		31	33,470
Continental Resources, Inc., 4.50%, 4/15/23		145	147,175

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(2)	585	$595,460
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	200	206,500
Denbury Resources, Inc., 9.00%, 5/15/21(2)	110	108,075
Diamondback Energy, Inc., 4.75%, 11/1/24	60	61,350
Diamondback Energy, Inc., 5.375%, 5/31/25	155	161,781
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(2)	40	41,475
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(2)	500	540,000
EnLink Midstream Partners, LP, Series C, 6.00% to 12/15/22(4)(5)	392	395,823
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	110	112,750
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(2)	195	208,650
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.875%, 7/15/21(2)	208	221,520
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(2)	360	370,800
Gulfport Energy Corp., 6.00%, 10/15/24	49	49,245
Gulfport Energy Corp., 6.625%, 5/1/23	350	360,500
Murphy Oil Corp., 6.875%, 8/15/24	55	59,262
Murphy Oil USA, Inc., 5.625%, 5/1/27	65	69,144
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	526,875
Newfield Exploration Co., 5.375%, 1/1/26	45	48,038
Newfield Exploration Co., 5.625%, 7/1/24	65	70,606
Oasis Petroleum, Inc., 6.50%, 11/1/21	50	51,125
Oasis Petroleum, Inc., 6.875%, 3/15/22	45	46,463
Oasis Petroleum, Inc., 6.875%, 1/15/23	235	241,462
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(2)(4)(5)(9)	783	37,193
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(2)	75	76,125
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(2)	140	142,800
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(2)	185	191,360
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(2)	150	159,750
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	50	52,250
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25(2)	90	93,262
Plains All American Pipeline, LP, Series B, 6.125% to 11/15/22(4)(5)	560	572,208
Precision Drilling Corp., 6.50%, 12/15/21	25	25,375

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Precision Drilling Corp., 6.625%, 11/15/20	18	$18,162
Precision Drilling Corp., 7.75%, 12/15/23	10	10,300
Resolute Energy Corp., 8.50%, 5/1/20	210	214,200
Seven Generations Energy, Ltd., 5.375%, 9/30/25(2)	255	258,187
Seven Generations Energy, Ltd., 6.75%, 5/1/23(2)	25	26,688
SM Energy Co., 5.625%, 6/1/25	85	83,087
SM Energy Co., 6.125%, 11/15/22	435	439,350
SM Energy Co., 6.75%, 9/15/26	175	180,469
Trinidad Drilling, Ltd., 6.625%, 2/15/25(2)	165	161,287
Weatherford International, Ltd., 8.25%, 6/15/23	40	40,300
Weatherford International, Ltd., 9.875%, 2/15/24	95	102,125
Whiting Petroleum Corp., 5.00%, 3/15/19	45	45,619
Whiting Petroleum Corp., 5.75%, 3/15/21	25	25,250
WildHorse Resource Development Corp., 6.875%, 2/1/25(2)	370	368,150
WPX Energy, Inc., 7.50%, 8/1/20	64	69,760

		$10,072,375

Pharmaceuticals — 0.4%
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(2)	195	$198,412
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(2)	198	219,285
PRA Holdings, Inc., 9.50%, 10/1/23(2)	80	86,600
Valeant Pharmaceuticals International, Inc., 5.50%, 11/1/25(2)	195	199,631
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(2)	130	110,013
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(2)	167	166,374
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(2)	155	164,881
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(2)	315	341,775
Vizient, Inc., 10.375%, 3/1/24(2)	125	142,813

		$1,629,784

Pipelines — 0.8%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	1,000	$1,070,000
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	105	115,500
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	80	83,800
Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27(2)	175	180,906

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25		230	$249,837
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24		170	194,863
Energy Transfer Equity, L.P., 5.875%, 1/15/24		20	21,800
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(2)		60	63,150
NGPL PipeCo, LLC, 4.375%, 8/15/22(2)		50	51,563
NGPL PipeCo, LLC, 4.875%, 8/15/27(2)		50	51,875
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(2)		385	395,587
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	233,163
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	131,250
Williams Cos., Inc. (The), 5.75%, 6/24/44		140	149,100

			$2,992,394

Real Estate Investment Trusts (REITs) — 1.2%
Equinix, Inc., 2.875%, 10/1/25	EUR	705	$843,954
ESH Hospitality, Inc., 5.25%, 5/1/25(2)		160	165,800
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(2)		35	37,333
Kennedy Wilson Europe Real Estate PLC, 3.25%, 11/12/25(6)	EUR	1,100	1,358,809
Mattamy Group Corp., 6.50%, 10/1/25(2)		180	188,550
Mattamy Group Corp., 6.875%, 12/15/23(2)		250	263,750
Miller Homes Group Holdings PLC, 5.50%, 10/15/24(6)	GBP	1,095	1,505,771

			$4,363,967

Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.25%, 8/1/23(2)		55	$57,844
Microsemi Corp., 9.125%, 4/15/23(2)		575	655,500
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(2)		200	209,500
Versum Materials, Inc., 5.50%, 9/30/24(2)		145	154,787

			$1,077,631

Software — 0.7%
Camelot Finance S.A., 7.875%, 10/15/24(2)		130	$140,075
Infor (US), Inc., 5.75%, 8/15/20(2)		160	164,880
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(2)		195	206,212
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(2)		545	624,025
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23		775	822,469
Symantec Corp., 5.00%, 4/15/25(2)		115	120,463
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(2)		200	213,000
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(2)		260	278,200

			$2,569,324

Security		Principal Amount* (000’s omitted)	Value

Specialty Retail — 0.1%
Beacon Escrow Corp., 4.875%, 11/1/25(2)		190	$193,563
Hot Topic, Inc., 9.25%, 6/15/21(2)		195	162,581

			$356,144

Technology Hardware, Storage & Peripherals — 0.6%
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(2)		135	$148,072
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(2)		205	215,199
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(2)		355	396,945
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(2)		235	259,477
Western Digital Corp., 7.375%, 4/1/23(2)		590	647,525
Western Digital Corp., 10.50%, 4/1/24		475	558,600

			$2,225,818

Telecommunications — 1.4%
Avaya, Inc., 9.00%, 4/1/19(2)(9)		400	$337,000
Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	148,818
Hughes Satellite Systems Corp., 6.625%, 8/1/26		195	206,213
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		45	38,531
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20		85	82,212
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(2)		200	213,500
Intelsat Jackson Holdings S.A., 9.75%, 7/15/25(2)		185	186,850
Qualitytech, L.P./QTS Finance Corp., 4.75%, 11/15/25(2)(7)		150	153,525
Sprint Capital Corp., 6.875%, 11/15/28		730	780,644
Sprint Corp., 7.875%, 9/15/23		1,800	2,016,000
T-Mobile USA, Inc., 6.625%, 4/1/23		1,025	1,078,812

			$5,242,105

Textiles, Apparel & Luxury Goods — 0.3%
CBR Fashion Finance BV, 5.125%, 10/1/22(6)(7)	EUR	815	$957,880

			$957,880

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21		235	$249,552

			$249,552

Transportation — 0.5%
CEVA Group PLC, 7.00%, 3/1/21(2)		75	$72,188
CMA CGM S.A., 5.25%, 1/15/25(6)	EUR	700	835,242
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(2)		260	271,050

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Transportation (continued)
XPO Logistics, Inc., 6.125%, 9/1/23(2)	80	$84,500
XPO Logistics, Inc., 6.50%, 6/15/22(2)	500	526,965

		$1,789,945

Total Corporate Bonds & Notes (identified cost $112,327,142)		$117,650,140

Senior Floating-Rate Loans — 2.7%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.1%
EIG Investors Corp., Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing 2/9/23	$492	$497,744

		$497,744

Chemicals and Plastics — 0.0%(3)
Avantor, Inc., Term Loan, Maturing 9/7/24(11)	$115	$115,413

		$115,413

Containers and Glass Products — 0.3%
BWAY Holding Company, Term Loan, 4.60%, (USD LIBOR + 3.25%), Maturing 4/3/24(12)	$998	$1,001,685

		$1,001,685

Electronics / Electrical — 0.5%
Applied Systems, Inc., Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing 9/19/24	$180	$182,450
Cortes NP Acquisition Corporation, Term Loan, 5.69%, (USD LIBOR + 4.00%), Maturing 11/30/23(12)	635	638,445
Riverbed Technology, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	500	484,553
Solera, LLC, Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing 3/3/23	686	691,658

		$1,997,106

Food / Drug Retailers — 0.3%
Albertsons, LLC, Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing 6/22/23	$998	$968,466

		$968,466

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care — 0.4%
MPH Acquisition Holdings, LLC, Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing 6/7/23	$909	$917,291
Press Ganey Holdings, Inc., Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing 10/23/23	189	189,990
Press Ganey Holdings, Inc., Term Loan - Second Lien, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	428	432,903

		$1,540,184

Insurance — 0.2%
Asurion, LLC, Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing 8/4/25	$555	$573,471

		$573,471

Lodging and Casinos — 0.3%
Gateway Casinos & Entertainment Limited, Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing 2/22/23	$998	$1,011,008

		$1,011,008

Oil and Gas — 0.1%
Chesapeake Energy Corporation, Term Loan, 8.81%, (3 mo. USD LIBOR + 7.50%), Maturing 8/23/21	$365	$393,014

		$393,014

Publishing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$517	$515,161

		$515,161

Steel — 0.1%
Big River Steel, LLC, Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$175	$178,937

		$178,937

Telecommunications — 0.3%
CenturyLink, Inc., Term Loan, 2.75%, Maturing 1/31/25(13)	$990	$978,141

		$978,141

Total Senior Floating-Rate Loans (identified cost $9,771,060)		$9,770,330

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Convertible Bonds — 0.1%

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.1%
NRG Yield, Inc., 3.25%, 6/1/20(2)	$300	$300,750

Total Convertible Bonds (identified cost $284,647)		$300,750

Short-Term Investments — 0.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(14)	2,642,068	$2,642,332

Total Short-Term Investments (identified cost $2,642,332)		$2,642,332

Total Investments — 97.5% (identified cost $331,655,101)		$355,546,437

Other Assets, Less Liabilities — 2.5%		$8,929,779

Net Assets — 100.0%		$364,476,216

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $54,448,432 or 14.9% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $25,709,856 or 7.1% of the Portfolio’s net assets.

(7)	When-issued security.

(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(9)	Issuer is in default with respect to interest and/or principal payments.

(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(11)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(12)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(13)	Fixed-rate loan.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.4%	$203,978,095
United Kingdom	10.9	38,877,060
Japan	6.4	22,607,036
France	4.6	16,258,425
Canada	3.8	13,411,616
Netherlands	3.4	12,230,447
Spain	2.6	9,090,886
Germany	1.6	5,606,357
Switzerland	1.5	5,445,457
Denmark	1.3	4,622,988
Ireland	1.1	3,781,407
Luxembourg	0.7	2,590,155
Taiwan	0.7	2,446,208
Belgium	0.7	2,382,528
Hong Kong	0.7	2,344,792
Italy	0.7	2,326,963
Sweden	0.6	2,208,260
China	0.5	1,797,387
Brazil	0.3	1,241,948
New Zealand	0.2	784,192
Australia	0.1	548,880
Chile	0.1	546,775
United Arab Emirates	0.1	418,575

Total Investments	100.0%	$355,546,437

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PC	–	Participation Certificate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $329,012,769)	$352,904,105
Affiliated investment, at value (identified cost, $2,642,332)	2,642,332
Foreign currency, at value (identified cost, $8,401,473)	8,333,520
Interest and dividends receivable	2,085,723
Dividends receivable from affiliated investment	2,428
Receivable for investments sold	6,090,983
Tax reclaims receivable	1,202,697
Total assets	$373,261,788

Liabilities
Payable for investments purchased	$6,317,304
Payable for when-issued securities	1,835,186
Due to broker	4,234
Due to custodian	249,251
Payable to affiliates:
Investment adviser fee	201,835
Trustees’ fees	1,761
Accrued expenses	176,001
Total liabilities	$8,785,572
Net Assets applicable to investors’ interest in Portfolio	$364,476,216

Sources of Net Assets
Investors’ capital	$340,590,620
Net unrealized appreciation	23,885,596
Total	$364,476,216

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $2,350,856)	$12,181,478
Interest (net of foreign taxes, $7,547)	7,707,248
Other income	91,614
Dividends from affiliated investment	47,750
Total investment income	$20,028,090

Expenses
Investment adviser fee	$2,450,256
Trustees’ fees and expenses	21,927
Custodian fee	238,343
Legal and accounting services	65,925
Miscellaneous	55,834
Total expenses	$2,832,285

Net investment income	$17,195,805

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,162,540 (1)
Investment transactions — affiliated investment	(585)
Financial futures contracts	(1,186,875)
Foreign currency transactions	83,130
Forward foreign currency exchange contracts	(570)
Net realized gain	$21,057,640
Change in unrealized appreciation (depreciation) —
Investments	$17,734,611
Investments — affiliated investment	(855)
Foreign currency	(13,441)
Net change in unrealized appreciation (depreciation)	$17,720,315

Net realized and unrealized gain	$38,777,955

Net increase in net assets from operations	$55,973,760

(1)	Includes $2,455,461 of net realized gains from redemptions in-kind.

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
From operations —
Net investment income	$17,195,805	$8,694,605
Net realized gain	21,057,640 (2)	9,411,663 (3)
Net change in unrealized appreciation (depreciation)	17,720,315	(2,448,246)
Net increase in net assets from operations	$55,973,760	$15,658,022
Capital transactions —
Contributions	$16,973,536	$30,069,851
Withdrawals	(85,428,038)	(55,132,472)
Portfolio transaction fee	258,836	198,179
Assets contributed by Eaton Vance Global Income Builder Fund	—	385,904,542
Net increase (decrease) in net assets from capital transactions	$(68,195,666)	$361,040,100

Net increase (decrease) in net assets	$(12,221,906)	$376,698,122

Net Assets
At beginning of period	$376,698,122	$—
At end of period	$364,476,216	$376,698,122

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Includes $2,455,461 of net realized gains from redemptions in-kind.

(3)	Includes $6,101,499 of net realized gains from redemptions in-kind.

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Financial Highlights

Ratios/Supplemental Data	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Ratios (as a percentage of average daily net assets):
Expenses	0.75%	0.80	%(2)
Net investment income	4.56%	3.75	%(2)
Portfolio Turnover	143%	66	%(3)

Total Return	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio commenced operations on March 28, 2016. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 98.1% and 1.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

37

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2017, the Portfolio received approximately $92,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is reflected as Other income in the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

38

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $2,450,256 or 0.65% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Portfolio from EVMI. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $520,191,540 and $565,262,166, respectively, for the year ended October 31, 2017. In-kind contributions and withdrawals for the year ended October 31, 2017 aggregated $7,792,930 and $17,163,479, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$332,241,315

Gross unrealized appreciation	$31,276,968
Gross unrealized depreciation	(7,971,846)

Net unrealized appreciation	$23,305,122

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2017, there were no obligations outstanding under these financial instruments.

39

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy during the year ended October 31, 2017.

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts during the year ended October 31, 2017.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Price	Financial futures contracts	$(1,186,875)	$—
Foreign Exchange	Forward foreign currency exchange contracts	(570)	—

Total		$(1,187,445)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$18,128,000	$18,442,000	$587,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2017, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $249,251. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. The Portfolio’s average overdraft advances during the year ended October 31, 2017 were not significant.

40

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$16,572,399	$7,394,791		$—	$23,967,190
Consumer Staples	4,924,019	13,378,310		—	18,302,329
Energy	6,108,243	6,921,586		—	13,029,829
Financials	15,099,108	21,646,390		—	36,745,498
Health Care	16,283,636	10,553,574		—	26,837,210
Industrials	12,404,797	18,434,810		—	30,839,607
Information Technology	26,207,333	8,353,780		—	34,561,113
Materials	5,127,459	6,011,652		—	11,139,111
Real Estate	6,984,533	—		—	6,984,533
Telecommunication Services	—	4,277,740		—	4,277,740
Utilities	4,088,126	3,541,477		—	7,629,603

Total Common Stocks	$113,799,653	$100,514,110	*	$—	$214,313,763

Preferred Stocks
Consumer Staples	$—	$550,218		$—	$550,218
Energy	604,438	—		—	604,438
Financials	3,676,755	2,418,645		—	6,095,400
Industrials	435,267	—		—	435,267
Real Estate	1,719,439	—		—	1,719,439
Utilities	1,464,360	—		—	1,464,360

Total Preferred Stocks	$7,900,259	$2,968,863		$—	$10,869,122

41

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$117,650,140	$—	$117,650,140
Senior Floating-Rate Loans	—	9,770,330	—	9,770,330
Convertible Bonds	—	300,750	—	300,750
Short-Term Investments	—	2,642,332	—	2,642,332

Total Investments	$121,699,912	$233,846,525	$—	$355,546,437

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

42

Global Income Builder Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 28, 2016, through October 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Builder Portfolio as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 28, 2016, through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

43

Eaton Vance

Global Income Builder Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

44

Eaton Vance

Global Income Builder Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

45

Eaton Vance

Global Income Builder Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.17

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 75

Federal Tax Information	20

Management and Organization	76

Important Notices	79

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.52%. By comparison, the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index),2 returned 0.72% during the period.

In terms of risk factors, the Fund’s allocations to currencies and sovereign credit made positive contributions to performance, with currencies producing the strongest gain. Corporate credit had the largest negative impact on results, and commodity investments also detracted because of short exposure to oil. The interest rate and equity sleeves of the Fund posted essentially flat returns.

Eastern Europe was the best-performing region, driven by allocations to sovereign credit and currencies. Long positions8 in the sovereign credit of Cyprus and Belarus were particularly helpful, as was a long position in the Serbian dinar versus the euro. Long exposure to the Russian ruble — one of the strongest currencies versus the U.S. dollar during the period — was another major contributor to gains in the region.

Returns were also positive in Asia, Latin America, the Dollar Bloc and Western Europe. In Asia, the Fund benefited from a short position9 in South Korean interest rates, as rates increased amid accelerating inflation in South Korea and mounting tensions between the United States and North Korea. Gains in sovereign credit and interest rates boosted returns in Latin America, while currencies were the key to positive results in the Dollar Bloc and Western Europe. The Fund’s best-performing position was long exposure to the Icelandic krona versus the euro. Iceland’s thriving tourism industry and the country’s relatively high yields caused the krona to strengthen.

The Middle East and Africa region posted a loss, in large part due to a short position in Saudi Arabian interest rates. The Saudi Arabian government took steps to ease stress in the nation’s financial system, putting downward pressure on rates. Short exposure to South African sovereign credit detracted as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	3.52%	2.33%	3.36%
Class A with 4.75% Maximum Sales Charge	—	—	–1.35	1.35	2.86
Class C at NAV	10/01/2009	10/31/1997	2.80	1.61	2.77
Class C with 1% Maximum Sales Charge	—	—	1.80	1.61	2.77
Class I at NAV	06/27/2007	10/31/1997	3.83	2.64	3.66
Class R at NAV	04/08/2010	10/31/1997	3.31	2.10	3.20
Class R6 at NAV	05/31/2017	10/31/1997	3.86	2.65	3.67
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.72%	0.24%	0.45%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
Gross	1.06%	1.76%	0.76%	1.26%	0.70%
Net	1.03	1.73	0.73	1.23	0.67

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$13,149	N.A.
Class I	$250,000	10/31/2007	$358,395	N.A.
Class R	$10,000	10/31/2007	$13,700	N.A.
Class R6	$1,000,000	10/31/2007	$1,433,938	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

**	Net of unfunded loan commitments.

Foreign Currency Exposure (% of net assets)7

Serbia	8.4%	Thailand	1.3%

Czech Republic	5.0	Singapore	1.2

Iceland	4.9	Philippines	1.2

Sri Lanka	4.3	Nigeria	1.0

Kazakhstan	4.1	Other	1.1	*

Russia	3.9	South Korea	–1.8

Dominican Republic	3.3	Bahrain	–1.8

Egypt	3.1	New Zealand	–1.9

Colombia	2.9	Hungary	–2.0

Sweden	2.5	WTI Crude Oil	–2.4

Peru	2.3	United Arab Emirates	–3.6

India	2.1	Oman	–5.9

Australia	2.0	Euro	–24.8

Uruguay	2.0	Total Long	65.1

Israel	2.0	Total Short	–45.4

Poland	1.9	Total Net	19.7

Argentina	1.9

Indonesia	1.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Portfolio (the Portfolio) into which the Fund invests. Performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017) for Class A, Class C, Class I and Class R and (May 31, 2017 – October 31, 2017) for Class R6. The hypothethical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,015.70	$5.28	1.04%
Class C	$1,000.00	$1,012.20	$8.83	1.74%
Class I	$1,000.00	$1,017.30	$3.76	0.74%
Class R	$1,000.00	$1,014.70	$6.30	1.24%
Class R6	$1,000.00	$1,014.60	$2.89	0.68%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30	1.04%
Class C	$1,000.00	$1,016.40	$8.84	1.74%
Class I	$1,000.00	$1,021.50	$3.77	0.74%
Class R	$1,000.00	$1,019.00	$6.31	1.24%
Class R6	$1,000.00	$1,021.80	$3.47	0.68%

*	Class R6 had not commenced operations on May 1, 2017. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 154/365 for Class R6 (to reflect the period from commencement of operations on May 31, 2017 to October 31, 2017). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017 (May 31, 2017 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017 (May 31, 2017 for Class R6). The Example relects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Macro Portfolio, at value (identified cost, $5,353,892,179)	$5,484,044,880
Receivable for Fund shares sold	18,821,342
Total assets	$5,502,866,222

Liabilities
Payable for Fund shares redeemed	$21,662,903
Payable to affiliates:
Distribution and service fees	272,234
Trustees’ fees	43
Accrued expenses	1,084,683
Total liabilities	$23,019,863
Net Assets	$5,479,846,359

Sources of Net Assets
Paid-in capital	$5,841,485,333
Accumulated net realized loss from Portfolio	(523,800,316)
Accumulated undistributed net investment income	32,008,641
Net unrealized appreciation from Portfolio	130,152,701
Total	$5,479,846,359

Class A Shares
Net Assets	$336,889,059
Shares Outstanding	36,868,425
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.14
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.60

Class C Shares
Net Assets	$216,383,577
Shares Outstanding	23,598,535
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.17

Class I Shares
Net Assets	$4,910,029,480
Shares Outstanding	538,468,451
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.12

Class R Shares
Net Assets	$1,703,106
Shares Outstanding	186,042
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.15

Class R6 Shares
Net Assets	$14,841,137
Shares Outstanding	1,628,194
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest allocated from Portfolio (net of foreign taxes, $2,505,192)	$272,101,070
Dividends allocated from Portfolio (net of foreign taxes, $362,836)	9,883,301
Miscellaneous income	1,076,458
Expenses, excluding interest expense, allocated from Portfolio	(36,211,096)
Interest expense allocated from Portfolio	(1,518,854)
Total investment income	$245,330,879

Expenses
Distribution and service fees
Class A	$1,134,600
Class C	2,338,569
Class R	5,400
Trustees’ fees and expenses	500
Custodian fee	59,884
Transfer and dividend disbursing agent fees	4,674,583
Legal and accounting services	141,971
Printing and postage	507,276
Registration fees	265,368
Miscellaneous	39,610
Total expenses	$9,167,761

Net investment income	$236,163,118

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,292,576)	$130,589,203
Written options	6,309,476
Securities sold short	(376,217)
Futures contracts	(15,530,624)
Swap contracts	(38,673,106)
Foreign currency transactions	14,088,380
Forward foreign currency exchange contracts	(122,975,106)
Non-deliverable bond forward contracts	(130,965)
Net realized loss	$(26,698,959)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $204,898)	$43,824,551
Written options	1,230,347
Securities sold short	(523,084)
Futures contracts	(12,057,627)
Swap contracts	(65,986,044)
Forward volatility agreements	(640,882)
Foreign currency	2,267,624
Forward foreign currency exchange contracts	44,576,999
Net change in unrealized appreciation (depreciation)	$12,691,884

Net realized and unrealized loss	$(14,007,075)

Net increase in net assets from operations	$222,156,043

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$236,163,118	$200,490,900
Net realized loss	(26,698,959)	(235,443,137)
Net change in unrealized appreciation (depreciation)	12,691,884	257,123,993
Net increase in net assets from operations	$222,156,043	$222,171,756
Distributions to shareholders —
From net investment income
Class A	$(11,680,252)	$(19,346,451)
Class C	(5,640,275)	(9,076,564)
Class I	(180,620,604)	(144,159,297)
Class R	(32,935)	(31,934)
Class R6	(112,424)	—
Tax return of capital
Class A	—	(6,958,246)
Class C	—	(2,974,102)
Class I	—	(58,609,349)
Class R	—	(11,307)
Total distributions to shareholders	$(198,086,490)	$(241,167,250)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$148,777,983	$145,928,674
Class C	28,891,779	26,118,723
Class I	2,681,278,306	2,498,564,037
Class R	1,183,640	442,225
Class R6	14,855,774	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,060,785	25,114,772
Class C	4,863,280	10,003,119
Class I	109,407,804	114,415,261
Class R	32,935	43,241
Class R6	8,534	—
Cost of shares redeemed
Class A	(300,518,905)	(245,055,974)
Class C	(75,548,075)	(79,511,628)
Class I	(2,588,980,240)	(1,361,934,399)
Class R	(330,952)	(569,479)
Class R6	(5,353)	—
Net increase in net assets from Fund share transactions	$34,977,295	$1,133,558,572

Net increase in net assets	$59,046,848	$1,114,563,078

Net Assets
At beginning of year	$5,420,799,511	$4,306,236,433
At end of year	$5,479,846,359	$5,420,799,511

Accumulated undistributed net investment income included in net assets
At end of year	$32,008,641	$—

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$9.110	$9.160		$9.370	$9.420	$9.900

Income (Loss) From Operations
Net investment income(1)	$0.344	$0.375		$0.372	$0.329	$0.270
Net realized and unrealized gain (loss)	(0.029)	0.035		(0.224)	(0.021)	(0.392)

Total income (loss) from operations	$0.315	$0.410		$0.148	$0.308	$(0.122)

Less Distributions
From net investment income	$(0.285)	$(0.337)		$(0.358)	$(0.322)	$(0.145)
Tax return of capital	—	(0.123)		—	(0.036)	(0.213)

Total distributions	$(0.285)	$(0.460)		$(0.358)	$(0.358)	$(0.358)

Net asset value — End of year	$9.140	$9.110		$9.160	$9.370	$9.420

Total Return(2)	3.52%	4.62	%(3)	1.58%	3.34%	(1.28)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$336,889	$476,495		$553,640	$648,306	$1,134,462
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.04%	1.06%		1.07%	1.17%	1.32%
Net investment income	3.77%	4.15%		3.98%	3.51%	2.77%
Portfolio Turnover of the Portfolio	74%	65%		66%	66%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.03%, 0.12% and 0.31% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$9.140	$9.180		$9.390	$9.430	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.280	$0.313		$0.307	$0.264	$0.203
Net realized and unrealized gain (loss)	(0.028)	0.036		(0.231)	(0.018)	(0.397)

Total income (loss) from operations	$0.252	$0.349		$0.076	$0.246	$(0.194)

Less Distributions
From net investment income	$(0.222)	$(0.291)		$(0.286)	$(0.257)	$(0.116)
Tax return of capital	—	(0.098)		—	(0.029)	(0.170)

Total distributions	$(0.222)	$(0.389)		$(0.286)	$(0.286)	$(0.286)

Net asset value — End of year	$9.170	$9.140		$9.180	$9.390	$9.430

Total Return(2)	2.80%	3.91	%(3)	0.91%	2.55%	(2.01)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$216,384	$257,491		$302,451	$368,893	$600,977
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.74%	1.76%		1.77%	1.87%	2.02%
Net investment income	3.06%	3.44%		3.28%	2.81%	2.08%
Portfolio Turnover of the Portfolio	74%	65%		66%	66%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.03%, 0.12% and 0.31% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$9.090	$9.140		$9.360	$9.410	$9.890

Income (Loss) From Operations
Net investment income(1)	$0.369	$0.401		$0.399	$0.357	$0.296
Net realized and unrealized gain (loss)	(0.027)	0.039		(0.231)	(0.019)	(0.388)

Total income (loss) from operations	$0.342	$0.440		$0.168	$0.338	$(0.092)

Less Distributions
From net investment income	$(0.312)	$(0.356)		$(0.388)	$(0.349)	$(0.157)
Tax return of capital	—	(0.134)		—	(0.039)	(0.231)

Total distributions	$(0.312)	$(0.490)		$(0.388)	$(0.388)	$(0.388)

Net asset value — End of year	$9.120	$9.090		$9.140	$9.360	$9.410

Total Return(2)	3.83%	4.98	%(3)	1.80%	3.68%	(0.98)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,910,029	$4,685,999		$3,449,243	$3,170,124	$4,493,643
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	0.74%	0.76%		0.77%	0.87%	1.02%
Net investment income	4.06%	4.43%		4.28%	3.81%	3.04%
Portfolio Turnover of the Portfolio	74%	65%		66%	66%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.03%, 0.12% and 0.31% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$9.120	$9.170		$9.380	$9.430	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.325	$0.358		$0.353	$0.312	$0.248
Net realized and unrealized gain (loss)	(0.027)	0.032		(0.225)	(0.024)	(0.390)

Total income (loss) from operations	$0.298	$0.390		$0.128	$0.288	$(0.142)

Less Distributions
From net investment income	$(0.268)	$(0.324)		$(0.338)	$(0.304)	$(0.137)
Tax return of capital	—	(0.116)		—	(0.034)	(0.201)

Total distributions	$(0.268)	$(0.440)		$(0.338)	$(0.338)	$(0.338)

Net asset value — End of year	$9.150	$9.120		$9.170	$9.380	$9.430

Total Return(2)	3.31%	4.39	%(3)	1.36%	3.12%	(1.58)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,703	$815		$903	$825	$785
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.23%	1.26%		1.27%	1.36%	1.52%
Net investment income	3.56%	3.94%		3.77%	3.33%	2.54%
Portfolio Turnover of the Portfolio	74%	65%		66%	66%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.03%, 0.12% and 0.31% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$9.120

Income (Loss) From Operations
Net investment income(2)	$0.163
Net realized and unrealized loss	(0.031)

Total income from operations	$0.132

Less Distributions
From net investment income	$(0.132)

Total distributions	$(0.132)

Net asset value — End of period	$9.120

Total Return(3)	1.46	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,841
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.68	%(6)(7)
Net investment income	4.23	%(6)
Portfolio Turnover of the Portfolio	74	%(8)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense, primarily on securities sold short, of 0.03% for the period ended October 31, 2017.

(8)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

During the year ended October 31, 2017, the Fund made a payment to the Internal Revenue Service of approximately $2,700,000 related to the Fund’s 2011 taxable year, which was reimbursed to the Fund by a third party service provider. Such third party service provider made an additional payment to the Fund of approximately $1,100,000 to offset any potential adverse tax effects to existing shareholders, which is included in miscellaneous income in the Statement of Operations.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$198,086,490	$172,614,246
Tax return of capital	$—	$68,553,004

During the year ended October 31, 2017, accumulated net realized loss was increased by $5,156,314, accumulated undistributed net investment income was decreased by $6,067,987 and paid-in capital was increased by $11,224,301 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and non-deductible expenses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$32,008,641
Deferred capital losses	$(300,704,316)
Net unrealized depreciation	$(92,943,299)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $300,704,316 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $40,002,053 are short-term and $260,702,263 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $913,950 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $31,025 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $1,134,600 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $1,753,927 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $2,700 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $584,642 and $2,700 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $15,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,098,076,789 and $1,256,355,988, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	16,334,632	16,123,718
Issued to shareholders electing to receive payments of distributions in Fund shares	1,216,350	2,776,930
Redemptions	(32,999,732)	(27,043,854)

Net decrease	(15,448,750)	(8,143,206)

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	3,160,102	2,873,738
Issued to shareholders electing to receive payments of distributions in Fund shares	532,650	1,102,574
Redemptions	(8,268,569)	(8,747,167)

Net decrease	(4,575,817)	(4,770,855)

	Year Ended October 31,
Class I	2017	2016

Sales	294,836,031	276,087,787
Issued to shareholders electing to receive payments of distributions in Fund shares	12,046,208	12,674,836
Redemptions	(284,012,459)	(150,498,302)

Net increase	22,869,780	138,264,321

	Year Ended October 31,
Class R	2017	2016

Sales	129,502	48,714
Issued to shareholders electing to receive payments of distributions in Fund shares	3,612	4,773
Redemptions	(36,350)	(62,606)

Net increase (decrease)	96,764	(9,119)

Class R6	Period Ended October 31, 2017(1)

Sales	1,627,844
Issued to shareholders electing to receive payments of distributions in Fund shares	936
Redemptions	(586)

Net increase	1,628,194

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2017, the Fund paid foreign taxes of $4,160,570 and recognized foreign source income of $256,180,181.

20

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments

Foreign Government Bonds — 62.0%

Security		Principal Amount (000’s omitted)	Value

Albania — 1.2%
Albania Government Bond, 8.80%, 10/23/25	ALL	480,800	$4,794,795
Albania Government Bond, 8.93%, 4/23/25	ALL	224,390	2,252,997
Republic of Albania, 5.75%, 11/12/20(1)	EUR	46,284	60,795,464

Total Albania			$67,843,256

Argentina — 0.7%
Argentina POM Politica Monetaria, 27.146%, (ARPP7DRR), 6/21/20(2)	ARS	505,160	$30,774,779
Republic of Argentina, 2.40%, 3/18/18	USD	5,866	5,806,168

Total Argentina			$36,580,947

Australia — 1.7%
Australia Government Bond, 3.00%, 3/21/47(1)(3)	AUD	92,872	$65,338,759
Australia Government Bond, 3.25%, 6/21/39(1)(3)	AUD	35,500	27,157,069

Total Australia			$92,495,828

Azerbaijan — 0.0%(4)
Republic of Azerbaijan, 5.125%, 9/1/29(5)	USD	2,116	$2,118,899

Total Azerbaijan			$2,118,899

Barbados — 0.5%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	28,835	$23,356,350
Barbados Government International Bond, 6.625%, 12/5/35(5)	USD	3,291	2,665,710
Barbados Government International Bond, 7.00%, 8/4/22(1)	USD	275	250,354
Barbados Government International Bond, 7.00%, 8/4/22(5)	USD	2,200	2,002,836

Total Barbados			$28,275,250

Belarus — 1.4%
Republic of Belarus, 6.875%, 2/28/23(1)	USD	38,971	$41,544,645
Republic of Belarus, 7.625%, 6/29/27(1)	USD	33,179	36,687,679

Total Belarus			$78,232,324

China — 0.0%(4)
China Government Bond, 3.40%, 2/9/27	CNY	10,000	$1,458,592

Total China			$1,458,592

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.0%(4)
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	1,602,413	$2,307,735

Total Costa Rica			$2,307,735

Croatia — 0.9%
Croatia, 6.75%, 11/5/19(1)	USD	46,000	$49,669,420

Total Croatia			$49,669,420

Cyprus — 2.6%
Republic of Cyprus, 3.75%, 7/26/23(1)	EUR	48,571	$65,180,802
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	19,447	25,937,126
Republic of Cyprus, 4.25%, 11/4/25(1)	EUR	38,340	53,496,376

Total Cyprus			$144,614,304

Czech Republic — 1.9%
Czech Republic Government Bond, 0.00%, 1/22/18(1)	CZK	2,285,000	$104,001,546

Total Czech Republic			$104,001,546

Dominican Republic — 3.2%
Dominican Republic, 10.375%, 3/4/22(1)	DOP	2,115,900	$46,241,392
Dominican Republic, 10.40%, 5/10/19(1)	DOP	1,674,800	35,904,538
Dominican Republic, 14.00%, 6/8/18(1)	DOP	1,783,800	38,377,236
Dominican Republic, 15.00%, 4/5/19(1)	DOP	541,100	12,321,644
Dominican Republic, 15.95%, 6/4/21(1)	DOP	239,300	6,066,336
Dominican Republic, 16.00%, 7/10/20(1)	DOP	1,417,800	34,718,018
Dominican Republic, 16.95%, 2/4/22(1)	DOP	110,200	2,913,135

Total Dominican Republic			$176,542,299

Ecuador — 0.5%
Republic of Ecuador, 10.50%, 3/24/20(1)	USD	22,880	$24,939,200
Republic of Ecuador, 10.50%, 3/24/20(5)	USD	3,199	3,486,910

Total Ecuador			$28,426,110

El Salvador — 2.9%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	4,877	$4,840,423
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	20,895	20,868,881
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	16,930	17,628,362
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	9,508	9,959,630
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	49,885	54,125,225
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	5,987	6,690,473
Republic of El Salvador, 8.625%, 2/28/29(1)	USD	38,381	43,562,435
Republic of El Salvador, 8.625%, 2/28/29(5)	USD	1,384	1,570,840

Total El Salvador			$159,246,269

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Fiji — 0.7%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	39,998	$40,050,037

Total Fiji			$40,050,037

Georgia — 0.2%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	390	$148,768
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	4,854	1,868,604
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	2,395	1,020,674
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	2,682	1,158,655
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	10,230	4,003,418
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,998	893,550

Total Georgia			$9,093,669

Germany — 0.3%
Bundesrepublik Deutschland, 3.50%, 7/4/19(1)	EUR	15,000	$18,737,926

Total Germany			$18,737,926

Honduras — 0.4%
Honduras Government International Bond, 6.25%, 1/19/27(1)	USD	9,705	$10,514,106
Honduras Government International Bond, 7.50%, 3/15/24(1)	USD	7,987	9,105,180

Total Honduras			$19,619,286

Iceland — 2.5%
Republic of Iceland, 5.00%, 11/15/28	ISK	2,106,105	$20,050,432
Republic of Iceland, 6.25%, 2/5/20	ISK	90,991	893,348
Republic of Iceland, 6.50%, 1/24/31	ISK	6,858,057	74,639,165
Republic of Iceland, 7.25%, 10/26/22	ISK	692,226	7,280,617
Republic of Iceland, 8.00%, 6/12/25	ISK	2,878,976	32,701,362

Total Iceland			$135,564,924

India — 3.6%
India Government Bond, 6.79%, 12/26/29	INR	2,000,000	$30,146,091
India Government Bond, 6.97%, 9/6/26	INR	1,200,000	18,550,100
India Government Bond, 7.73%, 12/19/34	INR	729,100	11,699,640
India Government Bond, 7.88%, 3/19/30	INR	5,192,580	84,396,836
India Government Bond, 7.95%, 8/28/32	INR	474,800	7,728,425
National Highways Authority of India, 7.17%, 12/23/21	INR	1,750,000	27,092,190
National Highways Authority of India, 7.60%, 3/18/22	INR	1,000,000	15,704,020

Total India			$195,317,302

Security		Principal Amount (000’s omitted)	Value

Indonesia — 1.4%
Indonesia Government Bond, 7.50%, 5/15/38	IDR	247,347,000	$18,504,747
Indonesia Government Bond, 8.25%, 5/15/36	IDR	178,242,000	14,226,505
Indonesia Government Bond, 8.375%, 3/15/34	IDR	73,024,000	5,847,304
Indonesia Government Bond, 8.75%, 5/15/31	IDR	483,258,000	40,085,917

Total Indonesia			$78,664,473

Japan — 2.1%
Japan Government CPI Linked Bond, 0.10%, 9/10/24(6)	JPY	4,731,200	$43,627,485
Japan Government CPI Linked Bond, 0.10%, 3/10/25(6)	JPY	7,918,706	73,020,211

Total Japan			$116,647,696

Kazakhstan — 0.3%
Kazakhstan Government International Bond, 9.60%, 4/3/21	KZT	5,807,290	$17,943,358

Total Kazakhstan			$17,943,358

Macedonia — 3.0%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	20,075	$24,955,198
Republic of Macedonia, 3.975%, 7/24/21(5)	EUR	57,150	71,043,066
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	39,600	50,334,641
Republic of Macedonia, 4.875%, 12/1/20(5)	EUR	9,255	11,763,815
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	3,377	4,442,981

Total Macedonia			$162,539,701

New Zealand — 4.0%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	98,789	$70,007,531
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	43,192	32,263,128
New Zealand Government Bond, 2.50%, 9/20/40(6)	NZD	56,822	41,338,231
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	92,510	73,005,511

Total New Zealand			$216,614,401

Peru — 2.3%
Peru Government Bond, 5.70%, 8/12/24	PEN	60,930	$19,909,986
Peru Government Bond, 6.35%, 8/12/28	PEN	51,138	16,932,821
Peru Government Bond, 8.20%, 8/12/26	PEN	238,011	89,894,569

Total Peru			$126,737,376

Philippines — 0.7%
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$35,991,162

Total Philippines			$35,991,162

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Rwanda — 0.1%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	6,029	$6,272,927

Total Rwanda			$6,272,927

Serbia — 11.4%
Republic of Serbia, 4.875%, 2/25/20(1)	USD	26,685	$27,840,834
Republic of Serbia, 5.25%, 11/21/17(1)	USD	149,982	150,304,311
Republic of Serbia, 5.875%, 12/3/18(1)	USD	97,086	100,546,534
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	18,727,320	190,729,016
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	2,703,190	27,307,280
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	673,100	6,695,596
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	362,710	3,636,916
Serbia Treasury Bond, 10.00%, 4/27/18	RSD	1,327,010	13,395,192
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	2,528,370	29,262,079
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,925,250	69,617,415
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	230,000	2,781,722

Total Serbia			$622,116,895

Sri Lanka — 4.1%
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	3,855,300	$24,783,763
Sri Lanka Government Bond, 8.00%, 11/1/19	LKR	141,000	889,253
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	432,000	2,769,755
Sri Lanka Government Bond, 8.75%, 10/15/18	LKR	2,397,000	15,512,136
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	2,522,000	15,947,774
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	2,352,630	15,103,862
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,565,000	10,035,936
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,040,300	13,197,490
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	1,991,100	12,912,839
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	784,840	5,188,864
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	1,951,000	12,882,061
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,597,000	10,610,754
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	1,216,310	8,138,102
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,536,000	10,329,329
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	218,000	1,470,630
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	3,712,750	24,990,402
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	641,830	4,338,107
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	1,035,380	7,025,137
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	971,000	6,664,230
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	1,295,000	8,868,168
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	121,000	828,201
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,859,000	12,873,670

Total Sri Lanka			$225,360,463

Security		Principal Amount (000’s omitted)	Value

Suriname — 0.7%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	36,964	$40,244,555

Total Suriname			$40,244,555

Tanzania — 2.2%
United Republic of Tanzania, 7.452%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(2)	USD	115,007	$121,018,027

Total Tanzania			$121,018,027

Thailand — 2.5%
Thailand Government Bond, 1.20%, 7/14/21(1)(6)	THB	2,030,530	$60,805,963
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	2,531,027	74,256,068

Total Thailand			$135,062,031

Turkey — 2.0%
Republic of Turkey, 4.875%, 10/9/26	USD	26,700	$26,121,037
Republic of Turkey, 7.00%, 6/5/20	USD	24,589	26,660,869
Republic of Turkey, 7.375%, 2/5/25	USD	47,600	54,681,500

Total Turkey			$107,463,406

Total Foreign Government Bonds (identified cost $3,261,126,648)			$3,402,872,394

Foreign Corporate Bonds — 2.1%

Security		Principal Amount (000’s omitted)	Value

Argentina — 0.4%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(1)(2)	ARS	200,000	$11,364,236
YPF SA, 25.458%, (Badlar + 4.00%), 7/7/20(1)(2)	USD	12,483	11,967,827

Total Argentina			$23,332,063

Ecuador — 0.4%
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 6.961%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(2)	USD	7,240	$7,406,089
Petroamazonas EP, 4.625%, 2/16/20(1)	USD	13,490	13,141,958

Total Ecuador			$20,548,047

Georgia — 0.2%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	18,730	$7,208,179
Bank of Georgia JSC, 11.00%, 6/1/20(1)	GEL	4,655	1,803,010

Total Georgia			$9,011,189

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Honduras — 0.2%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	9,010	$9,415,450

Total Honduras			$9,415,450

India — 0.9%
LIC Housing Finance, Ltd., 7.48%, 6/10/22	INR	200,000	$3,084,103
Power Finance Corp., Ltd., 7.40%, 9/30/21	INR	472,000	7,252,198
Power Finance Corp., Ltd., 7.47%, 9/16/21	INR	892,000	13,758,900
Power Finance Corp., Ltd., 7.50%, 8/16/21	INR	500,000	7,718,579
Power Finance Corp., Ltd., 7.75%, 3/22/27	INR	1,214,000	19,348,569

Total India			$51,162,349

Total Foreign Corporate Bonds (identified cost $117,149,081)			$113,469,098

Sovereign Loans — 2.2%

Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.6%
Government of Barbados, Term Loan, 11.44%, (3 mo. USD LIBOR + 10.00%), Maturing December 20, 2019(2)(7)		$32,200	$32,340,135

Total Barbados			$32,340,135

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.21%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(7)		$13,867	$13,630,670

Total Ethiopia			$13,630,670

Kenya — 0.1%
Government of Kenya, Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$3,806	$3,806,000

Total Kenya			$3,806,000

Macedonia — 0.2%
Republic of Macedonia, Term Loan, 3.60%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(2)(8)	EUR	11,000	$13,095,238

Total Macedonia			$13,095,238

Borrower	Principal Amount (000’s omitted)	Value

Tanzania — 1.1%
Government of the United Republic of Tanzania, Term Loan, 6.65%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(2)	$59,140	$60,323,273

Total Tanzania		$60,323,273

Total Sovereign Loans (identified cost $119,741,630)		$123,195,316

Debt Obligations — United States — 9.4%

Corporate Bonds & Notes — 0.0%(4)

Security	Principal Amount	Value
Eaton Corp., 8.875%, 6/15/19	$500,000	$547,943

Total Corporate Bonds & Notes (identified cost $507,223)		$547,943

Collateralized Mortgage Obligations — 3.5%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22	$68,047	$74,608
Series 1548, Class Z, 7.00%, 7/15/23	76,711	83,943
Series 1650, Class K, 6.50%, 1/15/24	427,489	466,035
Series 1817, Class Z, 6.50%, 2/15/26	70,943	78,484
Series 1927, Class ZA, 6.50%, 1/15/27	243,717	270,221
Series 2127, Class PG, 6.25%, 2/15/29	363,230	398,873
Series 2344, Class ZD, 6.50%, 8/15/31	563,307	643,544
Series 2458, Class ZB, 7.00%, 6/15/32	1,014,065	1,178,133

		$3,193,841

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA1, Class M2, 4.488%, (1 mo. USD LIBOR + 3.25%), 7/25/29(2)	$4,352,707	$4,589,150
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(2)	18,445,000	19,600,408
Series 2017-DNA3, Class M2, 3.738%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	29,000,000	29,331,165

		$53,520,723

Federal National Mortgage Association:
Series G48, Class Z, 7.10%, 12/25/21	$228,814	$245,560
Series G92-60, Class Z, 7.00%, 10/25/22	348,871	376,373
Series G93-1, Class K, 6.675%, 1/25/23	361,542	388,995
Series G94-7, Class PJ, 7.50%, 5/17/24	393,554	436,109

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Series 1992-180, Class F, 2.388%, (1 mo. USD LIBOR + 1.15%), 10/25/22(2)	$288,441	$292,048
Series 1993-16, Class Z, 7.50%, 2/25/23	261,253	286,041
Series 1993-79, Class PL, 7.00%, 6/25/23	162,106	176,785
Series 1993-104, Class ZB, 6.50%, 7/25/23	68,517	74,227
Series 1993-121, Class Z, 7.00%, 7/25/23	1,046,691	1,141,181
Series 1993-141, Class Z, 7.00%, 8/25/23	212,332	232,554
Series 1994-42, Class ZQ, 7.00%, 4/25/24	1,356,025	1,489,920
Series 1994-79, Class Z, 7.00%, 4/25/24	265,744	291,587
Series 1994-89, Class ZQ, 8.00%, 7/25/24	209,321	234,964
Series 1996-35, Class Z, 7.00%, 7/25/26	63,792	71,442
Series 1998-16, Class H, 7.00%, 4/18/28	242,313	274,846
Series 1998-44, Class ZA, 6.50%, 7/20/28	424,137	474,677
Series 1999-25, Class Z, 6.00%, 6/25/29	411,357	456,051
Series 2000-2, Class ZE, 7.50%, 2/25/30	110,601	126,559
Series 2000-49, Class A, 8.00%, 3/18/27	333,412	380,474
Series 2001-31, Class ZA, 6.00%, 7/25/31	3,390,871	3,763,985
Series 2001-74, Class QE, 6.00%, 12/25/31	922,446	1,031,469
Series 2009-48, Class WA, 5.827%, 7/25/39(9)	4,208,315	4,603,705
Series 2011-38, Class SA, 9.786%, (13.50% - 1 mo. USD LIBOR), 5/25/41(10)	4,488,411	5,283,268

		$22,132,820

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1M2, 4.788%, (1 mo. USD LIBOR + 3.55%), 7/25/29(2)	$10,639,056	$11,346,618
Series 2017-C03, Class 1M2, 4.238%, (1 mo. USD LIBOR + 3.00%), 10/25/29(2)	30,940,000	32,047,148
Series 2017-C05, Class 1M2, 3.438%, (1 mo. USD LIBOR + 2.20%), 1/25/30(2)	27,000,000	26,861,458
Series 2017-C06, Class 1M2, 3.888%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	38,950,000	39,619,445

		$109,874,669

Government National Mortgage Association:
Series 2001-35, Class K, 6.45%, 10/26/23	$90,737	$98,317

		$98,317

Total Collateralized Mortgage Obligations (identified cost $183,960,549)		$188,820,370

Mortgage Pass-Throughs — 3.7%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.858%, (COF + 1.25%), with maturity at 2035(11)	$2,229,009	$2,305,811

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
3.009%, (COF + 2.39%), with maturity at 2023(11)	$50,730	$52,139
3.327%, (1 yr. CMT + 2.33%), with maturity at 2036(11)	2,407,679	2,550,900
3.554%, (COF + 1.25%), with maturity at 2029(11)	150,038	149,725
4.407%, (COF + 1.25%), with maturity at 2030(11)	441,908	472,075
4.50%, with maturity at 2035	339,555	361,989
6.00%, with various maturities to 2035	9,267,541	10,412,836
6.50%, with various maturities to 2036	16,421,152	18,674,081
6.60%, with maturity at 2030	984,386	1,143,055
7.00%, with various maturities to 2036	16,868,338	19,548,462
7.31%, with maturity at 2026	64,496	72,991
7.50%, with various maturities to 2035	9,435,303	10,812,770
7.95%, with maturity at 2022	133,116	142,263
8.00%, with various maturities to 2034	4,024,352	4,634,184
8.15%, with maturity at 2021	25,149	26,291
8.30%, with maturity at 2021	8,210	8,537
8.50%, with maturity at 2025	110,750	120,518
9.00%, with various maturities to 2027	395,885	429,907
9.50%, with maturity at 2027	68,553	73,595
10.00%, with various maturities to 2020	34,277	35,362
10.50%, with maturity at 2021	31,131	31,234

		$72,058,725

Federal National Mortgage Association:
1.898%, (COF + 1.25%), with various maturities to 2033(11)	$3,197,605	$3,225,284
1.948%, (COF + 1.25%), with maturity at 2027(11)	130,287	131,350
2.057%, (COF + 1.40%), with maturity at 2025(11)(12)	507,969	513,471
2.257%, (COF + 1.60%), with maturity at 2024(11)	303,718	308,079
2.794%, (COF + 2.17%), with maturity at 2023(11)	29,995	30,277
2.889%, (1 yr. CMT + 2.15%), with maturity at 2028(11)	157,747	163,622
3.553%, (COF + 1.25%), with maturity at 2034(11)	1,300,498	1,372,009
3.699%, (COF + 1.25%), with maturity at 2035(11)	3,671,576	3,861,724
3.834%, (COF + 1.78%), with maturity at 2035(11)	3,510,267	3,749,896
5.50%, with maturity at 2020	83,433	85,365
6.00%, with various maturities to 2038	50,821,582	57,051,199
6.324%, (COF + 2.00%, Floor 6.32%), with maturity at 2032(11)	1,291,946	1,412,592

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
6.50%, with various maturities to 2038	$17,473,030	$19,849,364
7.00%, with various maturities to 2035	19,392,200	22,515,248
7.435%, (1 yr. CMT + 2.15%), with maturity at 2025(11)	32,515	34,549
7.50%, with various maturities to 2035	5,982,149	6,881,184
8.00%, with various maturities to 2034	2,100,630	2,405,468
8.50%, with various maturities to 2037	4,366,032	5,205,088
9.00%, with various maturities to 2032	691,814	774,655
9.118%, with maturity at 2028(9)	8,046	8,684
9.50%, with various maturities to 2031	322,536	357,898
9.835%, with maturity at 2027(9)	29,296	31,124
10.50%, with maturity at 2029	55,769	58,899
11.50%, with maturity at 2031	141,754	176,036

		$130,203,065

Government National Mortgage Association:
2.25%, (1 yr. CMT + 1.50%), with maturity at 2024(11)	$235,336	$239,074
6.50%, with various maturities to 2032	663,832	748,629
7.00%, with various maturities to 2031	1,035,083	1,187,060
7.50%, with various maturities to 2028	159,704	182,416
7.75%, with maturity at 2019	10,243	10,721
8.00%, with various maturities to 2023	107,197	120,070
8.30%, with maturity at 2020	3,193	3,322
8.50%, with maturity at 2021	19,047	20,280
9.00%, with maturity at 2025	57,832	64,000
9.50%, with various maturities to 2021	38,855	41,736

		$2,617,308

Total Mortgage Pass-Throughs (identified cost $197,907,915)		$204,879,098

U.S. Treasury Obligations — 1.8%

Security	Principal Amount	Value
U.S. Treasury Bond, 7.875%, 2/15/21(12)	$1,500,000	$1,793,144
U.S. Treasury Inflation-Protected Note, 0.375%, 1/15/27(3)(13)	96,039,405	94,791,649

Total U.S. Treasury Obligations (identified cost $96,713,216)		$96,584,793

Small Business Administration Loans (Interest Only)(14) — 0.4%

Security	Principal Amount	Value
0.659%, 8/15/42	$3,520,500	$104,417
1.109%, 5/15/42 to 9/15/42	6,365,672	331,127

Security	Principal Amount	Value
1.159%, 8/15/42	$2,520,000	$151,245
1.359%, 8/15/42 to 9/15/42	4,920,000	304,728
1.409%, 9/15/42	2,816,671	190,066
1.609%, 8/15/42 to 9/15/42	5,898,000	441,891
1.659%, 8/15/42	3,095,036	271,828
1.809%, 7/15/37 to 9/15/37	3,471,905	269,686
1.909%, 7/15/42	2,517,309	242,661
1.932%, 3/15/41 to 5/15/42	2,238,949	205,947
1.959%, 9/15/42	3,075,000	270,860
2.032%, 8/15/32 to 9/15/42	4,610,089	454,390
2.059%, 8/15/38	854,105	75,252
2.109%, 8/15/42 to 9/15/42	6,187,500	614,984
2.159%, 2/15/42 to 8/15/42	6,093,175	652,452
2.209%, 9/15/42	6,599,593	671,072
2.238%, 3/19/36	29,166,920	2,879,533
2.359%, 8/15/42 to 9/15/42	4,955,250	561,570
2.382%, 2/15/41 to 3/15/41	1,416,860	153,703
2.386%, 7/15/39	1,068,454	110,730
2.409%, 12/15/41 to 8/15/42	4,174,461	493,439
2.459%, 8/15/29 to 9/15/42	7,711,388	826,196
2.482%, 9/15/41	972,865	135,276
2.532%, 6/15/36	937,845	96,210
2.559%, 5/15/37	1,476,158	156,169
2.579%, 9/15/42	2,604,703	312,950
2.586%, 12/15/40	2,195,080	254,845
2.609%, 9/15/42	2,955,000	430,789
2.632%, 11/15/36	667,164	77,038
2.709%, 7/15/27 to 9/15/42	11,109,669	1,323,930
2.886%, 2/15/41	853,642	113,816
2.932%, 4/15/42 to 5/15/42	3,136,180	457,376
2.959%, 7/15/27 to 12/15/42	7,299,898	967,972
2.985%, 2/15/29	1,062,121	113,070
3.032%, 4/15/41 to 1/15/42	4,287,230	598,894
3.082%, 10/15/42	2,528,700	387,841
3.209%, 6/15/27 to 9/15/42	8,857,526	1,281,606
3.282%, 8/15/42	4,500,000	708,823
3.359%, 6/15/42	2,922,459	466,227
3.459%, 3/15/27 to 9/15/42	6,791,338	1,092,574
3.532%, 4/15/37	3,341,755	484,446
3.709%, 3/15/42 to 10/15/42	9,470,051	1,722,606
3.782%, 5/15/27 to 9/15/42	7,439,065	1,264,737

Total Small Business Administration Loans (Interest Only) (identified cost $22,639,109)		$22,724,972

Total Debt Obligations - United States (identified cost $501,728,012)		$513,557,176

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Common Stocks — 4.2%

Security	Shares	Value

Cyprus — 0.2%
Bank of Cyprus Holdings PLC(15)(16)	1,305,859	$4,362,653
Bank of Cyprus Holdings PLC(15)(16)	2,421,029	8,177,595

Total Cyprus		$12,540,248

Iceland — 1.6%
Eik Fasteignafelag HF(15)	57,784,005	$5,451,321
Eimskipafelag Islands HF	4,034,070	10,327,097
Hagar HF	29,437,633	9,573,441
Icelandair Group HF	35,379,527	5,534,865
Marel HF	167,638	551,496
Marel HF	2,223,656	7,315,906
N1 HF	2,081,100	2,219,814
Reginn HF(15)	29,010,300	6,518,859
Reitir Fasteignafelag HF	15,842,197	12,376,951
Siminn HF	288,361,064	10,553,462
Sjova-Almennar Tryggingar HF	36,510,012	5,850,187
Tryggingamidstodin HF	9,728,851	3,030,177
Vatryggingafelag Islands HF	80,060,595	8,577,650

Total Iceland		$87,881,226

Japan — 0.6%
Mitsubishi UFJ Financial Group, Inc.	1,739,600	$11,799,953
Mizuho Financial Group, Inc.	3,625,300	6,586,736
Resona Holdings, Inc.	492,800	2,663,746
Sumitomo Mitsui Financial Group, Inc.	215,700	8,641,528
Sumitomo Mitsui Trust Holdings, Inc.	111,800	4,412,727

Total Japan		$34,104,690

Qatar — 0.0%(4)
Qatar National Bank QPSC	48,674	$1,551,107

Total Qatar		$1,551,107

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.	38,138,000	$16,361,708

Total Singapore		$16,361,708

South Korea — 1.0%
AMOREPACIFIC Corp.	2,500	$701,480
AMOREPACIFIC Group	5,800	743,772
Coway Co., Ltd.	5,300	460,775
Hana Financial Group, Inc.	25,900	1,108,490
Hankook Tire Co., Ltd.	8,900	429,564

Security	Shares	Value

South Korea (continued)
Hyundai Heavy Industries Co., Ltd.(15)	4,400	$615,413
Hyundai Mobis Co., Ltd.	6,200	1,475,325
Hyundai Motor Co.	17,100	2,460,119
Hyundai Steel Co.	8,300	426,580
Industrial Bank of Korea	39,800	545,310
Kangwon Land, Inc.	19,800	606,911
KB Financial Group, Inc.	38,900	2,033,859
Kia Motors Corp.	20,100	636,218
Korea Electric Power Corp.	26,200	918,561
Korea Zinc Co., Ltd.	1,700	777,624
KT&G Corp.	15,100	1,429,907
LG Chem, Ltd.	4,100	1,478,282
LG Corp.	10,500	807,343
LG Display Co., Ltd.	24,000	627,854
LG Electronics, Inc.	10,400	846,627
LG Household & Health Care, Ltd.	900	945,883
Lotte Chemical Corp.	2,000	660,599
Lotte Corp.	2,518	167,648
Lotte Shopping Co., Ltd.	1,964	394,722
Naver Corp.	5,600	4,475,923
POSCO	5,100	1,486,576
S-Oil Corp.	7,400	850,774
Samsung Biologics Co., Ltd.(5)(15)	4,000	1,372,314
Samsung C&T Corp.	9,500	1,256,738
Samsung Electronics Co., Ltd.	3,500	8,627,866
Samsung Fire & Marine Insurance Co., Ltd.	2,800	683,234
Samsung Life Insurance Co., Ltd.	11,300	1,362,377
Samsung SDI Co., Ltd.	5,200	958,092
Samsung SDS Co., Ltd.	5,500	1,018,407
Shinhan Financial Group Co., Ltd.	30,800	1,383,480
SK Holdings Co., Ltd.	3,000	776,310
SK Hynix, Inc.	52,100	3,841,472
SK Innovation Co., Ltd.	4,500	825,483
SK Telecom Co., Ltd.	4,800	1,133,183
Woori Bank	55,800	816,588

Total South Korea		$52,167,683

Vietnam — 0.5%
Bank for Foreign Trade of Vietnam JSC	846,990	$1,544,742
Bank for Investment and Development of Vietnam JSC	468,816	451,499
Bao Viet Holdings	156,900	345,434
Binh Minh Plastics JSC	255,600	832,348
Coteccons Construction JSC(15)	133,000	1,276,498
Danang Rubber JSC	68,640	59,878
Domesco Medical Import Export JSC	240,160	1,099,117

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Vietnam (continued)
FPT Corp.		30,429	$67,551
HA TIEN 1 Cement JSC(15)		219,600	125,658
Hoa Phat Group JSC(15)		870,642	1,418,989
Hoa Sen Group		141,277	144,110
KIDO Group Corp.		373,100	609,209
Kinh Bac City Development Share Holding Corp.(15)		513,300	290,665
Masan Group Corp.		954,000	2,498,229
PetroVietnam Drilling & Well Services JSC(15)		260,463	171,637
PetroVietnam Fertilizer & Chemical JSC		385,500	361,580
PetroVietnam Gas JSC		165,200	520,801
PetroVietnam Nhon Trach 2 Power JSC		882,000	1,163,503
PetroVietnam Technical Services Corp.		628,300	420,722
Pha Lai Thermal Power JSC		219,100	200,704
Refrigeration Electrical Engineering Corp.		807,810	1,217,096
Saigon — Hanoi Commercial Joint Stock Bank(15)		891,443	305,902
Saigon Securities, Inc.		668,470	665,737
Saigon Thuong Tin Commercial JSB(15)		1,482,405	717,467
Tan Tao Investment & Industry JSC(15)		1,064,400	160,988
Viet Capital Securities JSC(15)		332,000	917,295
Vietnam Construction and Import-Export JSC		311,100	293,547
Vietnam Dairy Products JSC		455,640	3,029,168
Vietnam Joint Stock Commercial Bank for Industry and Trade		148,700	122,780
Vietnam Prosperity JSC Bank(15)		1,347,390	2,411,509
Vingroup JSC(15)		2,105,376	5,421,304

Total Vietnam			$28,865,667

Total Common Stocks (identified cost $215,386,825)			$233,472,329

Short-Term Investments — 17.9%

Foreign Government Securities — 13.7%

Security		Principal Amount (000’s omitted)	Value

Czech Republic — 3.1%
Czech Republic Ministry of Finance Bill, 0.00%, 11/3/17	CZK	3,473,000	$157,655,460
Czech Republic Ministry of Finance Bill, 0.00%, 12/1/17	CZK	261,000	11,852,138

Total Czech Republic			$169,507,598

Egypt — 3.1%
Egypt Treasury Bill, 0.00%, 11/7/17	EGP	153,550	$8,696,928
Egypt Treasury Bill, 0.00%, 11/14/17	EGP	161,025	9,087,492

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 11/21/17	EGP	265,675	$14,939,877
Egypt Treasury Bill, 0.00%, 11/28/17	EGP	110,000	6,163,742
Egypt Treasury Bill, 0.00%, 12/5/17	EGP	277,700	15,513,663
Egypt Treasury Bill, 0.00%, 12/12/17	EGP	235,125	13,089,237
Egypt Treasury Bill, 0.00%, 12/19/17	EGP	55,975	3,105,258
Egypt Treasury Bill, 0.00%, 1/2/18	EGP	46,500	2,564,534
Egypt Treasury Bill, 0.00%, 1/9/18	EGP	35,275	1,938,838
Egypt Treasury Bill, 0.00%, 1/16/18	EGP	101,800	5,576,378
Egypt Treasury Bill, 0.00%, 1/23/18	EGP	180,100	9,832,341
Egypt Treasury Bill, 0.00%, 2/6/18	EGP	105,600	5,741,226
Egypt Treasury Bill, 0.00%, 2/13/18	EGP	132,925	7,156,361
Egypt Treasury Bill, 0.00%, 2/20/18	EGP	87,275	4,712,803
Egypt Treasury Bill, 0.00%, 3/6/18	EGP	159,050	8,530,718
Egypt Treasury Bill, 0.00%, 3/13/18	EGP	52,800	2,822,423
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	143,850	7,612,503
Egypt Treasury Bill, 0.00%, 4/10/18	EGP	227,050	11,975,374
Egypt Treasury Bill, 0.00%, 4/17/18	EGP	260,675	13,703,153
Egypt Treasury Bill, 0.00%, 4/24/18	EGP	82,425	4,297,943
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	287,925	14,967,023

Total Egypt			$172,027,815

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	450	$169,379
Georgia Treasury Bill, 0.00%, 7/19/18	GEL	8,700	3,171,000

Total Georgia			$3,340,379

Greece — 0.6%
Hellenic Republic Treasury Bill, 0.00%, 1/5/18	EUR	5,000	$5,810,560
Hellenic Republic Treasury Bill, 0.00%, 2/2/18	EUR	22,130	25,665,985

Total Greece			$31,476,545

Ivory Coast — 0.0%(4)
Cote d’Ivoire Treasury Bill, 0.00%, 7/18/18	XOF	300,000	$512,844

Total Ivory Coast			$512,844

Kazakhstan — 3.7%
National Bank of Kazakhstan Note, 0.00%, 11/1/17	KZT	2,818,221	$8,411,489
National Bank of Kazakhstan Note, 0.00%, 11/22/17	KZT	13,258,042	39,360,822
National Bank of Kazakhstan Note, 0.00%, 11/24/17	KZT	14,107,903	41,862,936
National Bank of Kazakhstan Note, 0.00%, 12/15/17	KZT	4,135,030	12,205,937
National Bank of Kazakhstan Note, 0.00%, 1/5/18	KZT	23,599,089	69,302,246
National Bank of Kazakhstan Note, 0.00%, 1/26/18	KZT	2,918,330	8,526,549
National Bank of Kazakhstan Note, 0.00%, 3/9/18	KZT	8,451,840	24,446,397

Total Kazakhstan			$204,116,376

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria — 1.0%
Nigeria Treasury Bill, 0.00%, 3/15/18	NGN	686,520	$1,782,572
Nigeria Treasury Bill, 0.00%, 4/5/18	NGN	3,884,160	9,972,737
Nigeria Treasury Bill, 0.00%, 4/12/18	NGN	6,168,795	15,784,978
Nigeria Treasury Bill, 0.00%, 4/19/18	NGN	3,432,590	8,753,796
Nigeria Treasury Bill, 0.00%, 5/3/18	NGN	1,385,250	3,508,240
Nigeria Treasury Bill, 0.00%, 7/5/18	NGN	450,300	1,105,876
Nigeria Treasury Bill, 0.00%, 7/12/18	NGN	163,740	400,807
Nigeria Treasury Bill, 0.00%, 7/19/18	NGN	1,576,080	3,845,381
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	377,040	908,066
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	1,980,310	4,713,012
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	1,885,250	4,472,533

Total Nigeria			$55,247,998

Qatar — 0.1%
Qatar Central Bank Bill, 0.00%, 2/1/18	QAR	29,150	$7,586,249

Total Qatar			$7,586,249

Uruguay — 2.0%
Banco Central Del Uruguay, 0.00%, 4/27/18	UYU	710,331	$23,376,814
Uruguay Treasury Bill, 0.00%, 12/14/17	UYU	75,774	2,570,421
Uruguay Treasury Bill, 0.00%, 12/22/17	UYU	318,253	10,771,850
Uruguay Treasury Bill, 0.00%, 2/8/18	UYU	328,099	10,982,546
Uruguay Treasury Bill, 0.00%, 4/5/18	UYU	1,102,308	36,493,535
Uruguay Treasury Bill, 0.00%, 5/4/18	UYU	30,310	986,704
Uruguay Treasury Bill, 0.00%, 6/1/18	UYU	167,603	5,464,903
Uruguay Treasury Bill, 0.00%, 6/29/18	UYU	56,916	1,844,016
Uruguay Treasury Bill, 0.00%, 9/21/18	UYU	29,047	922,757
Uruguay Treasury Bill, 0.00%, 10/19/18	UYU	527,929	16,652,017

Total Uruguay			$110,065,563

Total Foreign Government Securities (identified cost $760,879,074)			$753,881,367

U.S. Treasury Obligations — 1.8%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/21/17(12)		$39,000	$38,947,729
U.S. Treasury Bill, 0.00%, 1/11/18(12)		60,000	59,874,693

Total U.S. Treasury Obligations (identified cost $98,818,457)			$98,822,422

Repurchase Agreements — 0.4%

Description		Principal Amount (000’s omitted)	Value
JPMorgan Chase Bank, N.A.:
Dated 10/17/17 with a maturity date of 11/20/17, an interest rate of 0.67% payable by the Portfolio and repurchase proceeds of EUR 16,955,333, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $19,187,196.	EUR	16,965	$19,762,180

Total Repurchase Agreements (identified cost $19,965,773)			$19,762,180

Other — 2.0%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(17)		108,419,341	$108,430,183

Total Other (identified cost $108,430,183)			$108,430,183

Total Short-Term Investments (identified cost $988,093,487)			$980,896,152

Total Purchased Options and Swaptions — 0.1% (identified cost $14,536,682)			$4,919,408

Total Investments — 97.9% (identified cost $5,217,762,365)			$5,372,381,873

Less Unfunded Loan Commitments — (0.1)%			$(5,695,305)

Net Investments — 97.8% (identified cost $5,212,067,060)			$5,366,686,568

Total Written Options — (0.0)%(4) (premiums received $1,375,718)			$(94,495)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Securities Sold Short — (0.3)%

Foreign Government Bonds — (0.3)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(18,980,203)

Total Spain			$(18,980,203)

Total Foreign Government Bonds (proceeds $19,986,420)			$(18,980,203)

Total Securities Sold Short (proceeds $19,986,420)			$(18,980,203)

Other Assets, Less Liabilities — 2.5%			$136,453,561

Net Assets — 100.0%			$5,484,065,431

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $1,882,376,546 or 34.3% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)	Amount is less than 0.05% or (0.05)%, as applicable.

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $96,024,390 or 1.8% of the Portfolio’s net assets.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(9)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(10)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.

(11)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(12)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(14)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(15)	Non-income producing security.

(16)	Securities are traded on separate exchanges for the same entity.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Currency Options Purchased — 0.0%(4)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	Deutsche Bank AG	EUR	17,892,000	SEK	9.53	1/16/18	$52,500
Call SEK/Put EUR	The Toronto-Dominion Bank	EUR	52,294,000	SEK	9.53	1/16/18	154,480
Call SEK/Put EUR	UBS AG	EUR	28,184,000	SEK	9.52	1/16/18	77,479
Put CNH/Call USD	BNP Paribas	USD	86,400,000	CNH	7.12	3/8/18	61,776
Put CNH/Call USD	Deutsche Bank AG	USD	49,725,000	CNH	7.15	3/12/18	32,719
Put EUR/Call USD	BNP Paribas	USD	130,215,000	USD	0.88	2/28/22	828,688
Put EUR/Call USD	Goldman Sachs International	USD	130,110,000	USD	0.87	2/24/22	743,839

Total							$1,951,481

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Call Options Purchased — 0.1%
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

FTSE 100 Index	Goldman Sachs International	1,986	GBP	14,881,257	GBP	6,275.00	2/15/22	$2,967,927

Total								$2,967,927

Interest Rate Swaptions Purchased — 0.0%
Description	Counterparty	Notional Amount	Expiration Date	Value
Option to enter into interest rate swap expiring 11/17/47 to receive 3-month USD-LIBOR-BBA Rate and pay 3.30%	Goldman Sachs International	$338,340,000	11/15/17	$0

Total				$0

Currency Options Written — (0.0)%(4)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	BNP Paribas	USD	86,400,000	CNH	7.12	3/8/18	$(61,776)
Put CNH/Call USD	Deutsche Bank AG	USD	25,125,000	CNH	7.15	3/12/18	(16,532)
Put CNH/Call USD	Deutsche Bank AG	USD	24,600,000	CNH	7.15	3/12/18	(16,187)

Total							$(94,495)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	23,000,000	USD	18,377,000	Citibank, N.A.	11/2/17	$—	$(773,953)
AUD	5,480,000	USD	4,384,510	JPMorgan Chase Bank, N.A.	11/2/17	—	(190,392)
COP	78,879,409,000	USD	25,954,089	Citibank, N.A.	11/2/17	—	(24,401)
COP	78,879,409,000	USD	26,685,412	Citibank, N.A.	11/2/17	—	(755,723)
EUR	25,916,035	HUF	7,918,515,000	HSBC Bank USA, N.A.	11/2/17	565,215	—
EUR	16,542,204	HUF	5,058,060,000	JPMorgan Chase Bank, N.A.	11/2/17	347,039	—
EUR	27,715,989	PLN	117,593,400	BNP Paribas	11/2/17	—	(21,366)
EUR	17,697,528	PLN	75,000,000	HSBC Bank USA, N.A.	11/2/17	10,278	—
EUR	437,247	USD	509,017	Goldman Sachs International	11/2/17	310	—
EUR	30,128,330	USD	35,097,998	Goldman Sachs International	11/2/17	—	(3,028)
EUR	6,419,750	USD	7,551,802	Goldman Sachs International	11/2/17	—	(73,760)
EUR	10,915,960	USD	12,848,194	Goldman Sachs International	11/2/17	—	(132,744)
EUR	12,792,620	USD	15,081,028	Goldman Sachs International	11/2/17	—	(179,551)
EUR	220,000	USD	256,256	Standard Chartered Bank	11/2/17	11	—
HUF	3,697,395,000	EUR	11,901,741	BNP Paribas	11/2/17	—	(31,829)
HUF	7,900,000,000	EUR	25,640,027	HSBC Bank USA, N.A.	11/2/17	—	(312,971)
HUF	1,379,180,000	EUR	4,530,964	JPMorgan Chase Bank, N.A.	11/2/17	—	(118,396)
KRW	43,954,300,000	USD	39,202,908	Barclays Bank PLC	11/2/17	29,743	—
KRW	20,357,000,000	USD	18,156,440	Goldman Sachs International	11/2/17	13,775	—
KRW	51,585,900,000	USD	45,867,588	UBS AG	11/2/17	176,863	—
KRW	12,725,400,000	USD	11,314,786	UBS AG	11/2/17	43,629	—
NZD	54,900,000	USD	37,529,640	JPMorgan Chase Bank, N.A.	11/2/17	38,439	—

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
PHP	738,200,000	USD	14,554,416	BNP Paribas	11/2/17	$—	$(255,143)
PHP	1,850,100,000	USD	35,803,305	Citibank, N.A.	11/2/17	33,983	—
PHP	948,600,000	USD	18,713,750	Citibank, N.A.	11/2/17	—	(338,932)
PHP	163,300,000	USD	3,146,435	Goldman Sachs International	11/2/17	16,761	—
PLN	126,302,400	EUR	29,520,425	HSBC Bank USA, N.A.	11/2/17	312,086	—
PLN	53,360,000	EUR	12,476,385	JPMorgan Chase Bank, N.A.	11/2/17	126,432	—
PLN	12,931,000	EUR	3,017,950	JPMorgan Chase Bank, N.A.	11/2/17	37,063	—
USD	27,898,490	AUD	34,748,820	Citibank, N.A.	11/2/17	1,303,485	—
USD	21,767,264	AUD	28,480,000	JPMorgan Chase Bank, N.A.	11/2/17	—	(29,900)
USD	26,249,387	COP	78,879,409,000	Citibank, N.A.	11/2/17	319,699	—
USD	25,954,089	COP	78,879,409,000	Citibank, N.A.	11/2/17	24,401	—
USD	35,564,083	EUR	30,128,330	Goldman Sachs International	11/2/17	469,113	—
USD	14,902,763	EUR	12,792,620	Goldman Sachs International	11/2/17	1,286	—
USD	12,716,548	EUR	10,915,960	Goldman Sachs International	11/2/17	1,097	—
USD	7,478,688	EUR	6,419,750	Goldman Sachs International	11/2/17	645	—
USD	516,157	EUR	437,247	JPMorgan Chase Bank, N.A.	11/2/17	6,830	—
USD	3,439,031	EUR	2,951,958	Standard Chartered Bank	11/2/17	444	—
USD	39,392,633	KRW	43,954,300,000	Barclays Bank PLC	11/2/17	159,983	—
USD	18,232,871	KRW	20,357,000,000	Goldman Sachs International	11/2/17	62,656	—
USD	11,349,804	KRW	12,725,400,000	UBS AG	11/2/17	—	(8,611)
USD	46,009,543	KRW	51,585,900,000	UBS AG	11/2/17	—	(34,907)
USD	6,517,605	NZD	8,700,000	BNP Paribas	11/2/17	564,193	—
USD	34,576,080	NZD	46,200,000	Citibank, N.A.	11/2/17	2,961,412	—
USD	14,285,714	PHP	738,200,000	BNP Paribas	11/2/17	—	(13,559)
USD	36,032,720	PHP	1,850,100,000	Citibank, N.A.	11/2/17	195,432	—
USD	18,357,394	PHP	948,600,000	Citibank, N.A.	11/2/17	—	(17,424)
USD	3,160,197	PHP	163,300,000	Goldman Sachs International	11/2/17	—	(3,000)
EUR	99,720,000	USD	116,074,080	Standard Chartered Bank	11/3/17	90,694	—
KRW	2,024,800,000	USD	1,799,183	BNP Paribas	11/3/17	8,231	—
KRW	24,090,800,000	USD	21,412,141	UBS AG	11/3/17	92,222	—
PHP	724,800,000	USD	14,273,336	Citibank, N.A.	11/3/17	—	(233,627)
PHP	299,500,000	USD	5,909,046	JPMorgan Chase Bank, N.A.	11/3/17	—	(107,593)
PHP	472,800,000	USD	9,317,174	UBS AG	11/3/17	—	(158,821)
SEK	113,800,000	EUR	11,883,008	Goldman Sachs International	11/3/17	—	(248,424)
SEK	170,835,000	EUR	17,877,250	Goldman Sachs International	11/3/17	—	(417,944)
USD	118,090,418	EUR	99,720,000	Standard Chartered Bank	11/3/17	1,925,645	—
USD	8,972,487	KRW	10,077,000,000	Goldman Sachs International	11/3/17	—	(22,626)
USD	14,278,109	KRW	16,038,600,000	UBS AG	11/3/17	—	(38,554)
USD	14,535,424	PHP	750,900,000	Deutsche Bank AG	11/3/17	—	(9,855)
USD	14,433,269	PHP	746,200,000	Nomura International PLC	11/3/17	—	(20,968)
EUR	8,268,701	HUF	2,573,410,000	BNP Paribas	11/6/17	5,586	—
PLN	9,060,000	EUR	2,104,994	BNP Paribas	11/6/17	36,506	—
COP	141,547,346,000	USD	47,251,751	Standard Chartered Bank	11/7/17	—	(744,379)
USD	27,301,212	CLP	17,775,000,000	Standard Chartered Bank	11/7/17	—	(625,260)
USD	1,808,307	EUR	1,539,185	Australia and New Zealand Banking Group Limited	11/7/17	14,926	—
AUD	142,313,179	USD	110,705,422	Goldman Sachs International	11/9/17	—	(1,793,166)
AUD	80,010,000	USD	63,222,702	Goldman Sachs International	11/9/17	—	(1,991,060)
EUR	20,808,718	SEK	200,000,000	Goldman Sachs International	11/9/17	348,905	—
EUR	7,000,000	USD	8,251,390	Standard Chartered Bank	11/9/17	—	(94,504)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ILS	227,360,000	USD	63,255,710	Goldman Sachs International	11/9/17	$1,324,924	$—
ILS	94,083,056	USD	26,313,259	Goldman Sachs International	11/9/17	410,631	—
ILS	61,142,600	USD	17,107,132	Goldman Sachs International	11/9/17	260,162	—
ILS	39,690,944	USD	11,113,242	Goldman Sachs International	11/9/17	160,801	—
ILS	31,883,400	USD	8,896,783	Goldman Sachs International	11/9/17	159,561	—
ILS	4,380,000	USD	1,248,148	Goldman Sachs International	11/9/17	—	(4,028)
SEK	71,600,000	EUR	7,444,530	Credit Agricole Corporte and Investment Bank	11/9/17	—	(119,092)
SEK	241,570,000	EUR	25,234,514	Goldman Sachs International	11/9/17	—	(538,771)
USD	80,619,714	AUD	102,026,378	Goldman Sachs International	11/9/17	2,538,941	—
USD	31,444,970	EUR	26,630,000	Goldman Sachs International	11/9/17	413,843	—
USD	8,299,984	EUR	7,029,000	Goldman Sachs International	11/9/17	109,304	—
USD	5,519,940	EUR	4,659,790	Goldman Sachs International	11/9/17	90,029	—
USD	621,370	EUR	527,000	Goldman Sachs International	11/9/17	7,273	—
USD	13,222,131	EUR	11,139,210	Standard Chartered Bank	11/9/17	241,949	—
USD	4,373,465	EUR	3,703,000	Standard Chartered Bank	11/9/17	58,472	—
USD	20,897,744	ILS	73,000,000	Goldman Sachs International	11/9/17	162,407	—
USD	38,330,354	NZD	53,912,000	Goldman Sachs International	11/9/17	1,443,754	—
USD	11,114,750	NZD	15,633,000	Goldman Sachs International	11/9/17	418,649	—
THB	69,320,000	USD	2,090,533	Deutsche Bank AG	11/10/17	—	(3,864)
USD	19,161,944	JPY	2,092,436,360	Goldman Sachs International	11/10/17	753,667	—
USD	2,145,128	JPY	239,963,197	Goldman Sachs International	11/10/17	34,044	—
USD	7,905,676	THB	265,128,707	Deutsche Bank AG	11/10/17	—	(75,224)
USD	10,298,209	THB	362,188,000	Deutsche Bank AG	11/10/17	—	(604,369)
USD	6,087,294	THB	214,638,000	Standard Chartered Bank	11/10/17	—	(373,736)
CNH	253,595,000	USD	36,004,117	Bank of America, N.A.	11/13/17	2,206,269	—
RUB	3,262,599,000	USD	53,533,146	Credit Suisse International	11/13/17	2,207,048	—
USD	36,498,993	CNH	253,595,000	Bank of America, N.A.	11/13/17	—	(1,711,394)
COP	30,603,836,000	USD	10,041,452	Standard Chartered Bank	11/14/17	7,353	—
COP	32,267,576,000	USD	10,879,156	Standard Chartered Bank	11/14/17	—	(284,060)
ARS	173,400,500	USD	9,841,118	BNP Paribas	11/15/17	—	(97,122)
ARS	263,902,600	USD	14,048,581	Citibank, N.A.	11/16/17	772,203	—
USD	76,344,619	EUR	64,729,000	Goldman Sachs International	11/16/17	890,548	—
USD	8,232,754	THB	293,580,000	Deutsche Bank AG	11/16/17	—	(604,747)
USD	4,572,086	THB	151,999,000	JPMorgan Chase Bank, N.A.	11/16/17	—	(3,468)
USD	1,560,331	THB	55,579,000	JPMorgan Chase Bank, N.A.	11/16/17	—	(112,737)
USD	14,477,497	THB	481,232,000	Standard Chartered Bank	11/16/17	—	(8,803)
COP	30,334,920,000	USD	10,250,362	Standard Chartered Bank	11/17/17	—	(292,553)
COP	35,143,300,000	USD	11,875,144	The Bank of Nova Scotia	11/17/17	—	(338,926)
EUR	62,120,000	USD	75,019,839	Deutsche Bank AG	11/17/17	—	(2,603,308)
GBP	96,352,000	USD	129,263,434	Deutsche Bank AG	11/17/17	—	(1,240,737)
USD	6,786,563	COP	20,000,000,000	Citibank, N.A.	11/17/17	221,318	—
USD	6,475,501	COP	19,150,000,000	The Bank of Nova Scotia	11/17/17	189,280	—
USD	7,195,302	COP	21,442,000,000	The Bank of Nova Scotia	11/17/17	156,703	—
USD	74,024,056	EUR	62,120,000	Deutsche Bank AG	11/17/17	1,607,524	—
USD	124,284,445	GBP	96,352,000	Deutsche Bank AG	11/17/17	—	(3,738,253)
EUR	21,461,028	HUF	6,522,221,000	HSBC Bank USA, N.A.	11/22/17	606,871	—
PLN	88,844,000	EUR	20,660,915	HSBC Bank USA, N.A.	11/22/17	315,275	—
USD	15,375,398	INR	1,014,930,000	Deutsche Bank AG	11/24/17	—	(270,182)
USD	8,758,537	INR	578,370,000	Goldman Sachs International	11/24/17	—	(157,284)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,726,007	INR	642,500,000	Goldman Sachs International	11/24/17	$—	$(178,406)
USD	19,090,221	INR	1,261,100,000	Goldman Sachs International	11/24/17	—	(350,175)
USD	19,452,096	INR	1,285,200,000	JPMorgan Chase Bank, N.A.	11/24/17	—	(359,811)
USD	8,160,111	INR	528,000,000	Standard Chartered Bank	11/24/17	20,765	—
USD	9,721,970	INR	643,400,000	Standard Chartered Bank	11/24/17	—	(196,316)
USD	9,723,648	INR	643,900,000	Standard Chartered Bank	11/24/17	—	(202,345)
USD	17,862,349	INR	1,164,000,000	UBS AG	11/24/17	—	(81,208)
USD	21,102,506	INR	1,389,600,000	UBS AG	11/24/17	—	(318,773)
COP	3,003,000,000	USD	998,205	Citibank, N.A.	11/27/17	—	(13,323)
EUR	13,617,167	HUF	4,144,657,000	JPMorgan Chase Bank, N.A.	11/28/17	362,791	—
PLN	56,333,000	EUR	13,115,704	JPMorgan Chase Bank, N.A.	11/28/17	177,211	—
USD	46,799,352	NZD	64,998,197	JPMorgan Chase Bank, N.A.	11/28/17	2,342,396	—
USD	52,148,996	NZD	72,400,000	UBS AG	11/28/17	2,629,413	—
ARS	208,878,000	USD	11,675,685	BNP Paribas	11/30/17	—	(42,268)
RSD	432,713,327	EUR	3,617,097	Deutsche Bank AG	11/30/17	5,531	—
EUR	19,227,000	USD	22,388,207	JPMorgan Chase Bank, N.A.	12/1/17	41,974	—
EUR	7,690,000	USD	8,937,933	JPMorgan Chase Bank, N.A.	12/1/17	33,206	—
EUR	3,839,000	USD	4,540,923	JPMorgan Chase Bank, N.A.	12/1/17	—	(62,353)
USD	166,833,121	EUR	140,452,610	JPMorgan Chase Bank, N.A.	12/1/17	2,981,374	—
COP	78,879,370,770	USD	26,607,985	Deutsche Bank AG	12/4/17	—	(754,542)
EUR	18,201,495	HUF	5,526,338,000	BNP Paribas	12/6/17	538,151	—
PLN	75,242,800	EUR	17,465,831	BNP Paribas	12/6/17	289,449	—
USD	20,632,222	EUR	17,375,000	Goldman Sachs International	12/7/17	355,283	—
EUR	4,570,000	USD	5,403,362	JPMorgan Chase Bank, N.A.	12/8/17	—	(69,726)
UGX	11,896,900,000	USD	3,178,440	Citibank, N.A.	12/8/17	38,404	—
USD	59,829,335	EUR	50,120,914	JPMorgan Chase Bank, N.A.	12/8/17	1,333,338	—
USD	28,486,973	EUR	23,562,231	JPMorgan Chase Bank, N.A.	12/8/17	987,550	—
USD	13,549,031	EUR	11,296,790	JPMorgan Chase Bank, N.A.	12/8/17	364,575	—
AUD	49,939,750	USD	40,060,669	Deutsche Bank AG	12/11/17	—	(1,854,064)
AUD	37,021,000	USD	29,709,278	Goldman Sachs International	12/11/17	—	(1,386,215)
NZD	50,700,000	USD	35,105,187	BNP Paribas	12/11/17	—	(435,472)
NZD	56,500,000	USD	39,381,065	BNP Paribas	12/11/17	—	(745,189)
USD	41,302,469	AUD	52,900,000	Deutsche Bank AG	12/11/17	831,113	—
USD	5,765,289	AUD	7,337,364	Goldman Sachs International	12/11/17	151,810	—
USD	54,567,837	NZD	76,819,863	BNP Paribas	12/11/17	2,036,817	—
USD	28,532,562	NZD	39,233,229	BNP Paribas	12/11/17	1,704,064	—
USD	15,822,921	NZD	22,275,294	BNP Paribas	12/11/17	590,611	—
USD	40,036,754	NZD	55,511,000	Deutsche Bank AG	12/11/17	2,077,177	—
USD	29,676,034	NZD	41,166,000	Goldman Sachs International	12/11/17	1,525,867	—
EUR	97,680,000	USD	118,108,307	JPMorgan Chase Bank, N.A.	12/12/17	—	(4,075,128)
GBP	48,610,000	USD	64,139,680	Deutsche Bank AG	12/12/17	498,044	—
GBP	1,550,000	USD	2,081,309	Deutsche Bank AG	12/12/17	—	(20,242)
SEK	236,720,000	EUR	24,838,347	UBS AG	12/12/17	—	(654,248)
THB	2,083,718,587	USD	62,897,117	Deutsche Bank AG	12/12/17	—	(165,749)
USD	52,328,268	EUR	43,870,000	JPMorgan Chase Bank, N.A.	12/12/17	1,113,735	—
USD	63,911,321	EUR	53,810,000	JPMorgan Chase Bank, N.A.	12/12/17	1,092,675	—
USD	66,382,246	GBP	50,160,000	Deutsche Bank AG	12/12/17	—	(316,545)
USD	68,859,657	THB	2,281,251,587	Deutsche Bank AG	12/12/17	181,461	—
ARS	453,360,100	USD	25,151,739	BNP Paribas	12/13/17	—	(95,530)
UGX	5,838,274,000	USD	1,561,036	JPMorgan Chase Bank, N.A.	12/13/17	15,017	—

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	6,163,709	USD	7,206,270	JPMorgan Chase Bank, N.A.	12/14/17	$—	$(9,677)
EUR	2,951,958	USD	3,446,618	Standard Chartered Bank	12/14/17	15	—
RUB	884,080,000	USD	15,063,554	Nomura International PLC	12/14/17	—	(16,956)
USD	49,503,631	EUR	41,170,000	JPMorgan Chase Bank, N.A.	12/14/17	1,434,568	—
USD	48,665,472	EUR	40,477,989	Standard Chartered Bank	12/14/17	1,404,383	—
EUR	44,729,680	USD	52,776,997	Deutsche Bank AG	12/15/17	—	(548,179)
EUR	117,861,308	USD	142,313,404	JPMorgan Chase Bank, N.A.	12/15/17	—	(4,692,102)
SGD	83,976,000	USD	62,181,414	Goldman Sachs International	12/15/17	—	(553,049)
USD	142,263,595	EUR	119,801,426	Deutsche Bank AG	12/15/17	2,376,904	—
USD	11,862,128	EUR	10,049,755	Deutsche Bank AG	12/15/17	127,485	—
USD	310,108,905	EUR	257,996,244	JPMorgan Chase Bank, N.A.	12/15/17	8,858,396	—
USD	59,812,048	NZD	81,672,000	Standard Chartered Bank	12/15/17	3,966,738	—
USD	53,646,891	EUR	44,600,189	JPMorgan Chase Bank, N.A.	12/21/17	1,547,960	—
USD	4,134,580	EUR	3,437,920	JPMorgan Chase Bank, N.A.	12/21/17	118,634	—
USD	3,695,644	EUR	3,105,474	JPMorgan Chase Bank, N.A.	12/21/17	68,039	—
USD	1,118,094	EUR	943,430	JPMorgan Chase Bank, N.A.	12/21/17	16,043	—
USD	98,158,855	EUR	81,614,054	Standard Chartered Bank	12/21/17	2,822,824	—
USD	11,831,851	JPY	1,321,144,480	Standard Chartered Bank	12/22/17	184,310	—
ARS	52,844,780	USD	2,948,927	BNP Paribas	12/26/17	—	(50,577)
SEK	342,560,000	EUR	35,165,341	JPMorgan Chase Bank, N.A.	12/29/17	—	(30,319)
UGX	11,965,500,000	USD	3,199,332	Citibank, N.A.	1/8/18	3,179	—
EUR	3,624,000	USD	4,229,208	Standard Chartered Bank	1/11/18	9,800	—
EUR	17,161,310	USD	20,305,605	Standard Chartered Bank	1/11/18	—	(231,949)
EUR	30,453,591	USD	36,029,643	Standard Chartered Bank	1/11/18	—	(407,950)
UGX	4,540,919,000	USD	1,214,149	Standard Chartered Bank	1/11/18	—	(50)
USD	142,401,636	EUR	119,537,666	Standard Chartered Bank	1/11/18	2,577,926	—
CNH	140,584,000	USD	19,514,714	Citibank, N.A.	1/12/18	1,580,972	—
USD	19,514,714	CNH	140,584,000	Citibank, N.A.	1/12/18	—	(1,580,972)
USD	8,446,380	KRW	9,601,000,000	BNP Paribas	1/16/18	—	(143,854)
USD	42,064,838	KRW	48,258,885,000	Standard Chartered Bank	1/16/18	—	(1,113,490)
CNH	248,174,000	USD	34,914,744	Australia and New Zealand Banking Group Limited	1/17/18	2,312,611	—
CNH	193,901,400	USD	27,306,210	HSBC Bank USA, N.A.	1/17/18	1,779,980	—
CNH	104,000,600	USD	14,657,861	HSBC Bank USA, N.A.	1/17/18	942,755	—
CNH	123,669,000	USD	17,398,565	Nomura International PLC	1/17/18	1,152,410	—
KRW	54,259,800,000	USD	47,953,867	Citibank, N.A.	1/17/18	594,038	—
KRW	44,110,600,000	USD	38,970,404	Deutsche Bank AG	1/17/18	496,700	—
USD	34,753,396	CNH	248,174,000	Australia and New Zealand Banking Group Limited	1/17/18	—	(2,473,959)
USD	41,749,282	CNH	297,902,000	HSBC Bank USA, N.A.	1/17/18	—	(2,937,525)
USD	17,313,314	CNH	123,669,000	Nomura International PLC	1/17/18	—	(1,237,662)
USD	4,196,813	KRW	4,753,100,000	Goldman Sachs International	1/17/18	—	(55,932)
USD	2,123,179	KRW	2,404,500,000	JPMorgan Chase Bank, N.A.	1/17/18	—	(28,201)
CNH	301,570,000	USD	42,444,757	BNP Paribas	1/18/18	2,789,105	—
USD	42,218,956	CNH	301,570,000	BNP Paribas	1/18/18	—	(3,014,907)
USD	5,225,930	EUR	4,421,410	Standard Chartered Bank	1/19/18	51,770	—
COP	83,369,890,000	USD	28,419,939	BNP Paribas	1/22/18	—	(1,216,957)
PHP	148,900,000	USD	2,869,255	BNP Paribas	1/23/18	—	(10,799)
PHP	158,000,000	USD	3,041,093	Deutsche Bank AG	1/23/18	—	(7,943)
USD	5,828,001	EUR	4,930,710	Goldman Sachs International	1/25/18	55,807	—
USD	66,679,113	EUR	56,225,405	Deutsche Bank AG	1/26/18	854,338	—

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KRW	20,766,600,000	USD	18,294,952	Goldman Sachs International	1/29/18	$287,492	$—
COP	36,653,531,000	USD	12,051,136	Citibank, N.A.	1/30/18	—	(99,460)
EUR	13,278,761	HUF	4,126,015,000	Standard Chartered Bank	1/30/18	44,917	—
PLN	56,131,000	EUR	13,148,691	Standard Chartered Bank	1/30/18	32,375	—
COP	78,879,409,000	USD	26,029,372	Citibank, N.A.	2/1/18	—	(313,391)
EUR	23,395,105	USD	27,706,367	Goldman Sachs International	2/1/18	—	(307,400)
USD	187,475,930	EUR	158,542,013	Goldman Sachs International	2/1/18	1,800,880	—
USD	7,226,390	EUR	6,111,112	Goldman Sachs International	2/1/18	69,416	—
USD	440,644	EUR	372,266	Goldman Sachs International	2/1/18	4,668	—
AUD	28,480,000	USD	21,749,891	JPMorgan Chase Bank, N.A.	2/2/18	29,615	—
EUR	11,894,849	HUF	3,697,395,000	BNP Paribas	2/2/18	35,108	—
PHP	750,900,000	USD	14,387,814	Deutsche Bank AG	2/2/18	12,667	—
PHP	746,200,000	USD	14,284,757	Nomura International PLC	2/2/18	25,589	—
PLN	117,593,400	EUR	27,583,365	BNP Paribas	2/2/18	19,114	—
USD	26,451,989	EUR	22,130,000	Goldman Sachs International	2/2/18	533,123	—
USD	118,803,202	JPY	13,337,738,526	Standard Chartered Bank	2/2/18	939,612	—
USD	1,800,014	KRW	2,024,800,000	BNP Paribas	2/2/18	—	(11,887)
USD	11,321,530	KRW	12,725,400,000	UBS AG	2/2/18	—	(65,852)
USD	21,422,423	KRW	24,090,800,000	UBS AG	2/2/18	—	(135,340)
USD	45,894,929	KRW	51,585,900,000	UBS AG	2/2/18	—	(266,950)
USD	37,471,446	NZD	54,900,000	JPMorgan Chase Bank, N.A.	2/2/18	—	(38,439)
USD	3,117,007	PHP	163,300,000	Goldman Sachs International	2/2/18	—	(14,700)
USD	34,654,859	AED	129,626,500	Standard Chartered Bank	2/5/18	—	(630,728)
USD	13,260,532	KRW	14,857,100,000	BNP Paribas	2/5/18	—	(34,673)
USD	47,464,781	AED	177,898,000	Standard Chartered Bank	2/8/18	—	(960,264)
USD	58,381,943	AED	218,729,683	Standard Chartered Bank	2/8/18	—	(1,157,764)
USD	141,125,669	EUR	119,492,709	Standard Chartered Bank	2/8/18	1,123,139	—
RUB	1,376,007,000	USD	22,198,137	Bank of America, N.A.	2/9/18	1,023,989	—
RUB	826,535,000	USD	13,316,175	BNP Paribas	2/9/18	632,809	—
RUB	3,306,009,533	USD	53,264,745	Credit Suisse International	2/9/18	2,528,991	—
RUB	793,552,200	USD	12,807,492	Credit Suisse International	2/9/18	584,860	—
USD	12,047,855	EUR	10,169,197	Standard Chartered Bank	2/9/18	132,477	—
USD	257,754	EUR	220,000	Standard Chartered Bank	2/9/18	—	(23)
USD	45,237,282	RUB	2,650,000,000	Goldman Sachs International	2/9/18	514,665	—
RUB	1,376,896,267	USD	22,182,959	Credit Suisse International	2/12/18	1,043,737	—
RUB	820,401,000	USD	13,260,078	Credit Suisse International	2/12/18	579,167	—
UGX	5,612,000,000	USD	1,507,792	Standard Chartered Bank	2/14/18	—	(24,567)
USD	512,174	EUR	437,247	Goldman Sachs International	2/15/18	—	(343)
USD	116,880,815	EUR	99,720,000	Standard Chartered Bank	3/1/18	—	(105,977)
SGD	3,610,000	USD	2,657,147	Goldman Sachs International	3/6/18	—	(5,021)
SGD	4,200,000	USD	3,093,467	Goldman Sachs International	3/6/18	—	(7,890)
USD	15,633,210	SGD	21,183,000	Goldman Sachs International	3/6/18	70,885	—
UGX	18,083,405,000	USD	4,844,202	Citibank, N.A.	3/12/18	—	(105,961)
RUB	2,545,990,000	USD	42,804,999	Credit Suisse International	3/14/18	—	(49,066)
USD	7,421,153	THB	244,668,000	BNP Paribas	3/27/18	50,037	—
RUB	307,600,000	USD	5,171,052	Bank of America, N.A.	4/12/18	—	(27,623)
RSD	2,044,770,000	EUR	16,919,901	Deutsche Bank AG	4/20/18	—	(40,467)
RSD	3,625,500,000	EUR	30,000,000	Deutsche Bank AG	4/20/18	—	(71,750)
RSD	546,866,673	EUR	4,502,813	Citibank, N.A.	4/27/18	12,014	—
USD	3,836,471	AED	14,203,000	Standard Chartered Bank	5/17/18	—	(28,228)

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	4,777,660	OMR	1,935,000	Standard Chartered Bank	5/21/18	$—	$(228,970)
MAD	10,190,000	USD	1,000,000	Credit Agricole Corporate and Investment Bank	6/4/18	37,621	—
MAD	21,042,000	USD	2,073,103	BNP Paribas	6/7/18	68,696	—
MAD	27,626,000	USD	2,711,089	Credit Agricole Corporate and Investment Bank	6/7/18	100,875	—
USD	2,488,538	EUR	2,167,528	BNP Paribas	6/7/18	—	(70,011)
USD	213,614	EUR	186,121	Deutsche Bank AG	6/7/18	—	(6,084)
USD	1,661,008	EUR	1,450,345	Deutsche Bank AG	6/7/18	—	(50,979)
USD	3,327,570	EUR	2,892,191	Deutsche Bank AG	6/7/18	—	(86,372)
MAD	55,253,000	USD	5,422,277	Credit Agricole Corporate and Investment Bank	6/8/18	201,009	—
MAD	27,721,000	USD	2,711,100	Societe Generale	6/11/18	109,038	—
MAD	18,265,000	USD	1,786,832	Standard Chartered Bank	6/11/18	71,320	—
USD	924,527	EUR	807,122	Standard Chartered Bank	6/11/18	—	(28,448)
MAD	82,879,000	USD	8,133,366	Credit Agricole Corporate and Investment Bank	6/12/18	297,040	—
USD	1,662,988	EUR	1,426,600	Standard Chartered Bank	6/12/18	—	(21,519)
USD	3,101,003	EUR	2,667,415	Standard Chartered Bank	6/12/18	—	(48,638)
USD	4,980,401	EUR	4,343,625	Standard Chartered Bank	6/12/18	—	(148,484)
MAD	27,561,500	USD	2,711,118	Societe Generale	7/13/18	80,953	—
MAD	51,393,000	USD	5,093,206	Societe Generale	7/16/18	111,014	—
USD	4,706,167	OMR	1,946,000	Deutsche Bank AG	8/20/18	—	(313,896)
USD	6,711,914	OMR	2,769,000	BNP Paribas	9/4/18	—	(427,474)
RSD	837,879,000	EUR	6,742,136	Deutsche Bank AG	9/7/18	115,166	—
RSD	419,192,000	EUR	3,371,066	Deutsche Bank AG	9/7/18	60,034	—
RSD	828,728,000	EUR	6,683,290	Deutsche Bank AG	9/13/18	90,651	—
RSD	412,359,000	EUR	3,341,645	Deutsche Bank AG	9/17/18	24,002	—
USD	4,391,131	OMR	1,812,000	BNP Paribas	9/17/18	—	(278,672)
RSD	411,858,000	EUR	3,341,647	Deutsche Bank AG	9/18/18	18,672	—
RSD	423,389,000	EUR	3,431,029	Citibank, N.A.	9/24/18	21,240	—
RSD	407,784,000	EUR	3,303,232	Deutsche Bank AG	9/26/18	21,112	—
USD	11,566,913	AED	43,000,000	Standard Chartered Bank	9/26/18	—	(125,664)
RSD	203,975,000	EUR	1,651,619	Deutsche Bank AG	10/10/18	8,076	—
RSD	333,628,000	EUR	2,712,423	Deutsche Bank AG	10/18/18	—	(2,935)
USD	8,863,965	OMR	3,675,000	BNP Paribas	12/19/18	—	(569,307)
USD	23,619,071	OMR	9,685,000	BNP Paribas	2/14/19	—	(1,169,484)
USD	25,006,174	OMR	10,125,000	Standard Chartered Bank	3/11/19	—	(875,836)
USD	24,996,914	OMR	10,125,000	Standard Chartered Bank	3/11/19	—	(885,096)
USD	22,931,722	OMR	9,138,750	Standard Chartered Bank	3/27/19	—	(410,328)
USD	9,030,625	OMR	3,568,000	BNP Paribas	4/8/19	—	(77,189)
USD	9,031,150	OMR	3,567,756	Standard Chartered Bank	4/24/19	—	(68,699)
USD	17,101,391	OMR	6,858,000	Standard Chartered Bank	5/28/19	—	(360,577)
USD	20,224,994	OMR	8,270,000	BNP Paribas	7/3/19	—	(794,174)
USD	20,000,000	OMR	8,146,000	Standard Chartered Bank	7/3/19	—	(704,007)
USD	9,008,679	OMR	3,685,000	BNP Paribas	7/15/19	—	(351,538)
USD	13,060,778	AED	48,351,000	BNP Paribas	7/17/19	—	(65,946)
USD	13,940,752	AED	51,624,000	Standard Chartered Bank	7/17/19	—	(74,552)
USD	25,044,139	OMR	10,213,000	BNP Paribas	7/17/19	—	(895,155)
USD	65,799,138	OMR	26,714,450	Standard Chartered Bank	8/14/19	—	(1,955,865)
USD	11,828,938	OMR	4,799,000	BNP Paribas	8/21/19	—	(338,345)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	13,012,939	OMR	5,280,000	BNP Paribas	8/21/19	$—	$(373,861)
USD	10,595,440	BHD	4,066,000	Credit Agricole Corporte and Investment Bank	9/18/19	—	(16,453)
USD	10,583,368	BHD	4,067,400	Credit Agricole Corporte and Investment Bank	9/18/19	—	(32,178)
USD	5,966,146	BHD	2,291,000	Bank of America, N.A.	9/19/19	—	(12,949)
USD	10,161,458	BHD	3,902,000	Bank of America, N.A.	9/19/19	—	(22,055)
USD	7,935,673	BHD	3,053,250	Credit Agricole Corporte and Investment Bank	9/23/19	—	(31,651)
USD	9,650,377	BHD	3,712,500	Standard Chartered Bank	9/25/19	—	(36,559)
USD	5,792,247	BHD	2,226,250	Standard Chartered Bank	10/3/19	—	(15,041)
USD	3,800,728	BHD	1,461,000	Standard Chartered Bank	10/7/19	—	(9,837)
USD	9,089,370	BHD	3,490,500	Standard Chartered Bank	10/7/19	—	(14,516)
USD	9,652,010	BHD	3,709,750	Standard Chartered Bank	10/7/19	—	(23,722)
USD	3,853,151	BHD	1,482,500	Bank of America, N.A.	10/15/19	—	(12,417)
USD	11,710,491	AED	43,200,000	Standard Chartered Bank	10/16/19	—	(11,879)
USD	10,582,236	BHD	4,067,600	Credit Agricole Corporte and Investment Bank	10/16/19	—	(23,526)
USD	2,769,990	BHD	1,067,000	Bank of America, N.A.	10/31/19	—	(10,634)
USD	3,836,968	BHD	1,478,000	Bank of America, N.A.	11/4/19	—	(14,197)

						$104,129,178	$(72,349,149)

Forward Volatility Agreements
Reference Entity	Counterparty	Strike Volatility Rate	Settlement Date(1)	Notional Amount† (000’s omitted)	Net Unrealized Appreciation (Depreciation)

CAD versus USD, 1 year term	BNP Paribas	8.45%	3/26/18	26,855	$(14,932)
CAD versus USD, 1 year term	Deutsche Bank AG	8.63	3/28/18	51,645	(95,491)
CHF versus USD, 1 year term	Deutsche Bank AG	8.58	6/14/18	51,643	(17,404)
CHF versus USD, 1 year term	BNP Paribas	8.35	6/19/18	26,857	39,104
EUR versus USD, 1 year term	Deutsche Bank AG	8.63	3/22/18	EUR 51,647	(399,710)
EUR versus USD, 1 year term	BNP Paribas	8.55	6/20/18	EUR 25,824	(152,451)

					$(640,884)

(1)	At the settlement date, the Portfolio will purchase from the counterparty an option straddle with a strike rate to be determined on this date.

†	Notional amount is stated in USD unless otherwise noted.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	501	Short	Nov-17	$(30,530,940)	$(474,399)
WTI Crude Oil	2,384	Short	Jan-18	(130,380,960)	(1,009,597)

Equity Futures
MSCI Singapore Index	1,173	Short	Nov-17	(32,614,518)	(542,640)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
Japan 10-Year Bond	105	Short	Dec-17	$(138,950,354)	$554,065
U.S. 2-Year Treasury Note	503	Short	Dec-17	(108,325,766)	471,563
U.S. 5-Year Deliverable Interest Rate Swap	659	Short	Dec-17	(66,291,281)	560,831
U.S. 5-Year Treasury Note	898	Short	Dec-17	(105,234,375)	1,103,900
U.S. 10-Year Deliverable Interest Rate Swap	1,860	Short	Dec-17	(187,743,750)	2,821,359
U.S. 10-Year Treasury Note	36	Short	Dec-17	(4,497,750)	68,094

					$3,553,176

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

WTI:  West Texas Intermediate

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	13,634	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$199,937
LCH.Clearnet	EUR	13,669	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	160,360
LCH.Clearnet	EUR	13,346	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	117,316
LCH.Clearnet	EUR	13,427	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	50,645
LCH.Clearnet	EUR	13,634	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	(373,030)
LCH.Clearnet	EUR	13,669	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	(361,185)
LCH.Clearnet	EUR	13,346	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(279,558)
LCH.Clearnet	EUR	13,427	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	(78,846)
LCH.Clearnet	EUR	3,594	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	(20,932)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	EUR	3,594	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	$(35,123)
LCH.Clearnet	USD	4,840	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	63,911
LCH.Clearnet	USD	4,840	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	80,817
LCH.Clearnet	USD	6,107	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	131,293
LCH.Clearnet	USD	6,072	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	107,883
LCH.Clearnet	USD	6,054	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	103,331
LCH.Clearnet	USD	5,275	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	(8,057)

								$(141,238)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
HICP	–	Harmonised Indices of Consumer Prices

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	4,566,390	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	6/28/19	$(2,252,225)
CME Group, Inc.	MXN	2,065,865	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(1,016,873)
CME Group, Inc.	MXN	2,451,525	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(1,199,308)
CME Group, Inc.	MXN	1,163,910	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01% (pays monthly)	8/19/19	(408,345)
CME Group, Inc.	MXN	1,163,920	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.04% (pays monthly)	8/19/19	(376,552)
CME Group, Inc.	MXN	1,176,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.00% (pays monthly)	8/21/19	(418,775)
CME Group, Inc.	MXN	985,170	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01% (pays monthly)	8/22/19	(344,469)
CME Group, Inc.	MXN	2,750,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.03% (pays monthly)	8/23/19	(897,719)
CME Group, Inc.	MXN	1,003,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.34% (pays monthly)	10/24/19	(23,056)
LCH.Clearnet	EUR	189,331	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25% (pays annually)(2)	9/20/22	(1,662,747)
LCH.Clearnet	EUR	44,627	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00% (pays annually)(2)	9/20/27	(700,633)

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	HUF	2,635,868	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	12/13/21	$(354,143)
LCH.Clearnet	HUF	6,569,260	Receives	6-month HUF BUBOR (pays semi-annually)	1.46% (pays annually)	1/12/22	(1,087,205)
LCH.Clearnet	HUF	6,043,740	Receives	6-month HUF BUBOR (pays semi-annually)	1.44% (pays annually)	1/13/22	(971,119)
LCH.Clearnet	HUF	3,485,900	Receives	6-month HUF BUBOR (pays semi-annually)	1.92% (pays annually)	7/28/26	(190,431)
LCH.Clearnet	HUF	2,453,200	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	(143,732)
LCH.Clearnet	HUF	940,022	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	(36,283)
LCH.Clearnet	HUF	964,125	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	(35,680)
LCH.Clearnet	HUF	2,378,174	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	(56,222)
LCH.Clearnet	HUF	957,698	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	(93,089)
LCH.Clearnet	HUF	2,436,021	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	(189,185)
LCH.Clearnet	HUF	2,523,435	Receives	6-month HUF BUBOR (pays semi-annually)	2.04% (pays annually)	10/20/26	(158,144)
LCH.Clearnet	HUF	1,218,150	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	(85,639)
LCH.Clearnet	HUF	3,015,613	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	(183,932)
LCH.Clearnet	HUF	1,825,240	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	(259,842)
LCH.Clearnet	HUF	1,222,117	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	(214,552)
LCH.Clearnet	HUF	1,198,308	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	(195,575)
LCH.Clearnet	HUF	1,190,373	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	(181,192)
LCH.Clearnet	HUF	3,277,496	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	(527,208)
LCH.Clearnet	JPY	1,346,315	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.62% (pays semi-annually)	12/19/46	996,616
LCH.Clearnet	JPY	1,455,749	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.81% (pays semi-annually)	12/19/46	408,763
LCH.Clearnet	JPY	1,625,685	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.61% (pays semi-annually)	12/19/46	1,236,055
LCH.Clearnet	JPY	1,425,700	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	283,495
LCH.Clearnet	JPY	1,425,900	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	293,752
LCH.Clearnet	JPY	1,814,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89% (pays semi-annually)	9/18/47	273,627

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	JPY	1,940,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89% (pays semi-annually)	9/18/47	$274,145
LCH.Clearnet	JPY	2,055,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.92% (pays semi-annually)	9/18/47	136,174
LCH.Clearnet(1)	JPY	1,402,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	37,727
LCH.Clearnet(1)	JPY	2,841,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	118,642
LCH.Clearnet(1)	JPY	3,122,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	135,866
LCH.Clearnet	NZD	30,800	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(484,621)
LCH.Clearnet	NZD	22,435	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	5/8/27	(532,228)
LCH.Clearnet	NZD	23,592	Receives	3-month NZD Bank Bill (pays quarterly)	3.41% (pays semi-annually)	5/8/27	(573,904)
LCH.Clearnet	NZD	21,377	Receives	3-month NZD Bank Bill (pays quarterly)	3.31% (pays semi-annually)	5/18/27	(393,471)
LCH.Clearnet	NZD	95,900	Receives	3-month NZD Bank Bill (pays quarterly)	3.17% (pays semi-annually)	6/26/27	(809,603)
LCH.Clearnet	PLN	38,447	Pays	6-month PLN WIBOR (pays semi-annually)	2.41% (pays annually)	12/13/21	145,350
LCH.Clearnet	PLN	95,706	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	1/12/22	392,000
LCH.Clearnet	PLN	98,984	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	1/13/22	372,432
LCH.Clearnet	PLN	49,240	Pays	6-month PLN WIBOR (pays semi-annually)	2.23% (pays annually)	7/28/26	(712,223)
LCH.Clearnet	PLN	35,503	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	(519,650)
LCH.Clearnet	PLN	12,853	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	(178,786)
LCH.Clearnet	PLN	47,555	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	(640,732)
LCH.Clearnet	PLN	13,591	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	(130,174)
LCH.Clearnet	PLN	13,817	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	(139,136)
LCH.Clearnet	PLN	20,724	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	(213,199)
LCH.Clearnet	PLN	15,166	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	10/20/26	(166,104)
LCH.Clearnet	PLN	20,727	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/20/26	(221,147)
LCH.Clearnet	PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	(177,515)
LCH.Clearnet	PLN	43,554	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	(453,217)

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	26,131	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	$(249,935)
LCH.Clearnet	PLN	17,422	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	(71,662)
LCH.Clearnet	PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	(81,262)
LCH.Clearnet	PLN	17,421	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	(98,433)
LCH.Clearnet	PLN	48,146	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	(254,106)
LCH.Clearnet	USD	59,354	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.75% (pays semi-annually)(2)	9/20/19	119,644
LCH.Clearnet	USD	27,050	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.50% (pays semi-annually)(2)	3/20/20	80,615
LCH.Clearnet	USD	8,222	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.75% (pays annually)	7/31/20	(26,496)
LCH.Clearnet	USD	15,520	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74% (pays semi-annually)	7/31/20	(53,487)
LCH.Clearnet	USD	19,400	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74% (pays semi-annually)	7/31/20	(67,001)
LCH.Clearnet	USD	20,736	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74% (pays semi-annually)	8/12/20	(81,774)
LCH.Clearnet	USD	22,053	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.62% (pays semi-annually)	8/14/20	(162,060)
LCH.Clearnet	USD	10,695	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68% (pays semi-annually)	8/17/20	(61,437)
LCH.Clearnet	USD	11,461	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68% (pays semi-annually)	8/17/20	(65,837)
LCH.Clearnet	USD	23,643	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69% (pays semi-annually)	8/17/20	(129,607)
LCH.Clearnet	USD	40,058	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.70% (pays semi-annually)	8/19/20	(212,556)
LCH.Clearnet	USD	11,489	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56% (pays semi-annually)	8/22/20	(107,400)
LCH.Clearnet	USD	23,669	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55% (pays semi-annually)	8/22/20	(228,163)
LCH.Clearnet	USD	27,660	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65% (pays semi-annually)	9/18/20	(201,529)
LCH.Clearnet	USD	1,500	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55% (pays semi-annually)	9/23/20	(15,702)
LCH.Clearnet	USD	11,970	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.43% (pays semi-annually)	10/28/20	(176,102)
LCH.Clearnet	USD	11,970	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.42% (pays semi-annually)	10/28/20	(176,971)
LCH.Clearnet	USD	12,334	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.54% (pays semi-annually)	11/5/20	(88,933)
LCH.Clearnet	USD	24,666	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.53% (pays semi-annually)	11/5/20	(185,200)

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	11,935	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56% (pays semi-annually)	11/9/20	$(82,022)
LCH.Clearnet	USD	16,312	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.67% (pays semi-annually)	11/12/20	(49,337)
LCH.Clearnet	USD	8,910	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.11% (pays semi-annually)	2/23/21	(246,184)
LCH.Clearnet	USD	8,640	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17% (pays semi-annually)	2/25/21	(222,748)
LCH.Clearnet	USD	17,279	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17% (pays semi-annually)	2/25/21	(446,640)
LCH.Clearnet	USD	21,672	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.27% (pays semi-annually)	3/7/21	(486,544)
LCH.Clearnet	USD	15,042	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.10% (pays semi-annually)	6/21/21	(429,481)
LCH.Clearnet	USD	42,081	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.20% (pays semi-annually)	9/1/21	(1,258,553)
LCH.Clearnet	USD	35,942	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.21% (pays semi-annually)	9/2/21	(1,057,702)
LCH.Clearnet	USD	30,740	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.96% (pays semi-annually)	1/6/22	86,899
LCH.Clearnet	USD	14,712	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.06% (pays semi-annually)	7/30/22	20,212
LCH.Clearnet	USD	25,617	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.84% (pays semi-annually)	9/15/22	263,300
LCH.Clearnet	USD	39,231	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.87% (pays semi-annually)	9/18/22	355,105
LCH.Clearnet	USD	5,210	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(275,714)
LCH.Clearnet	USD	7,105	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(376,273)
LCH.Clearnet	USD	10,016	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(417,162)
LCH.Clearnet	USD	10,016	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(420,462)
LCH.Clearnet	USD	10,077	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.60% (pays semi-annually)	5/18/26	(493,673)
LCH.Clearnet	USD	2,531	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.72% (pays semi-annually)	5/20/26	(97,727)
LCH.Clearnet	USD	5,063	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65% (pays semi-annually)	5/20/26	(224,869)
LCH.Clearnet	USD	3,810	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69% (pays semi-annually)	6/3/26	(160,358)
LCH.Clearnet	USD	14,900	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11% (pays semi-annually)	9/5/27	281,799
LCH.Clearnet	USD	26,320	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02% (pays semi-annually)	9/13/27	713,431
LCH.Clearnet	USD	83,779	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18% (pays semi-annually)	9/19/27	1,146,130

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet(1)	USD	0	(3)	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.50% (pays semi-annually)(2)	6/15/46	$16
LCH.Clearnet(1)	USD	8,500		Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.75% (pays semi-annually)(2)	9/21/46	1,299,616
LCH.Clearnet(1)	USD	8,500		Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.75% (pays semi-annually)(2)	9/21/46	(1,464,400)

								$(22,143,676)

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(3)	Notional amount is less than USD 500.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	SAR	50,400	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37% (pays annually)	4/11/26	$(78,781)

Bank of America, N.A.	SAR	18,196	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43% (pays annually)	5/10/26	(17,625)

Bank of America, N.A.	SAR	30,566	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57% (pays annually)	5/23/26	(113,081)

BNP Paribas	KRW	7,655,630	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.83% (pays quarterly)	1/17/27	254,659

BNP Paribas	KRW	5,789,175	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.92% (pays quarterly)	2/7/27	143,178

BNP Paribas	KRW	5,302,880	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79% (pays quarterly)	1/17/37	403,124

BNP Paribas	KRW	2,869,080	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.85% (pays quarterly)	2/7/37	189,234

BNP Paribas	KRW	5,833,300	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03% (pays quarterly)	7/12/37	237,901

Citibank, N.A.	KRW	4,720,100	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03% (pays quarterly)	7/12/37	194,602

Deutsche Bank AG	INR	1,907,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10% (pays semi-annually)	8/21/22	(224,750)

Deutsche Bank AG	SAR	127,720	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.03% (pays annually)	8/2/20	(488,646)

Deutsche Bank AG	SAR	100,651	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64% (pays annually)	2/25/21	(321,803)

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	SAR	83,876	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.76% (pays annually)	3/7/21	$(368,077)

Goldman Sachs International	AED	38,962	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.50% (pays annually)	6/13/21	(51,535)

Goldman Sachs International	AED	38,960	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.51% (pays annually)	6/15/21	(52,622)

Goldman Sachs International	AED	38,965	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.52% (pays annually)	6/21/21	(55,803)

Goldman Sachs International	CLP	28,887,620	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.56% (pays semi-annually)	10/4/22	(250,013)

Goldman Sachs International	CLP	28,062,280	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57% (pays semi-annually)	10/5/22	(261,165)

Goldman Sachs International	CLP	14,031,140	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57% (pays semi-annually)	10/6/22	(129,377)

Goldman Sachs International	CLP	28,062,260	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.59% (pays semi-annually)	10/10/22	(290,758)

Goldman Sachs International	CLP	8,410,650	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.50% (pays semi-annually)	10/26/22	(20,653)

Goldman Sachs International	CLP	3,244,109	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.54% (pays semi-annually)	10/30/22	(16,376)

Goldman Sachs International	ILS	156,770	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.73% (pays annually)	9/1/21	(419,008)

Goldman Sachs International	ILS	137,700	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.74% (pays annually)	9/2/21	(378,372)

Goldman Sachs International	KRW	6,127,100	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03% (pays quarterly)	7/12/37	252,610

Goldman Sachs International	SAR	77,540	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16% (pays annually)	8/3/20	227,357

Goldman Sachs International	SAR	77,052	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35% (pays annually)	8/12/20	120,584

Goldman Sachs International	SAR	83,879	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40% (pays annually)	8/17/20	97,272

Goldman Sachs International	SAR	88,833	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40% (pays annually)	8/17/20	106,471

Goldman Sachs International	SAR	95,697	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.46% (pays annually)	8/19/20	76,469

Goldman Sachs International	SAR	66,550	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41% (pays annually)	8/22/20	(436,351)

Goldman Sachs International	SAR	130,268	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41% (pays annually)	8/22/20	(854,133)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	SAR	143,913	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26% (pays annually)	9/17/20	$ 382,334

Goldman Sachs International	SAR	143,914	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.34% (pays annually)	9/21/20	299,995

Goldman Sachs International	SAR	95,490	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.56% (pays annually)	11/5/20	(464,911)

Goldman Sachs International	SAR	41,938	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65% (pays annually)	2/23/21	(138,734)

Goldman Sachs International	SAR	55,883	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.61% (pays annually)	7/30/22	137,680

Goldman Sachs International	SAR	79,680	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46% (pays annually)	5/9/26	(137,622)

Goldman Sachs International	SAR	40,596	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.47% (pays annually)	5/18/26	(72,137)

Goldman Sachs International	SAR	15,890	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.71% (pays annually)	6/6/26	(102,310)

Nomura International PLC	KRW	5,173,120	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79% (pays quarterly)	1/17/37	393,259

Nomura International PLC	KRW	7,188,920	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84% (pays quarterly)	2/7/37	476,833
Standard Chartered Bank	INR	1,236,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10% (pays semi-annually)	8/21/22	(150,151)

							$(1,901,232)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Markets Index (CDX.EM.28.V1)	ICE Clear Credit	$1,000	1.00% (pays quarterly)(1)	12/20/22	1.74%	$(33,432)	$43,269	$9,837
Turkey	ICE Clear Credit	2,160	1.00% (pays quarterly)(1)	6/20/20	1.04	237	71,101	71,338

Total		$3,160				$(33,195)	$114,370	$81,175

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount† (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

Chile	ICE Clear Credit	93,820	1.00% (pays quarterly)(1)	12/20/22	$(2,353,721)	$1,914,432	$(439,289)
Colombia	ICE Clear Credit	86,270	1.00% (pays quarterly)(1)	12/20/22	343,987	(1,095,625)	(751,638)
Colombia	ICE Clear Credit	73,700	1.00% (pays quarterly)(1)	12/20/27	6,299,974	(8,042,743)	(1,742,769)
Malaysia	ICE Clear Credit	221,485	1.00% (pays quarterly)(1)	12/20/22	(4,248,455)	2,925,297	(1,323,158)
Markit iTraxx Europe Subordinated Financials Index (ITRAXX.FINSR.28.V1)	ICE Clear Credit	134,530	1.00% (pays quarterly)(1)	12/20/22	(4,071,581)	3,499,098	(572,483)
Mexico	ICE Clear Credit	203,900	1.00% (pays quarterly)(1)	12/20/22	399,712	(1,373,226)	(973,514)
Qatar	ICE Clear Credit	119,079	1.00% (pays quarterly)(1)	12/20/22	(40,447)	6,517	(33,930)
Russia	ICE Clear Credit	187,175	1.00% (pays quarterly)(1)	12/20/22	2,334,509	(4,251,072)	(1,916,563)
South Africa	ICE Clear Credit	9,900	1.00% (pays quarterly)(1)	3/20/20	(24,994)	(149,289)	(174,283)

Total					$(1,361,016)	$(6,566,611)	$(7,927,627)

†	Notional amount is stated in USD unless otherwise noted.

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Poland	Barclays Bank PLC	$10,720	1.00% (pays quarterly)(1)	6/20/21	0.26%	$291,988	$18,600	$310,588
Poland	BNP Paribas	11,790	1.00% (pays quarterly)(1)	6/20/21	0.26	321,132	17,903	339,035
South Africa	Goldman Sachs International	8,022	1.00% (pays quarterly)(1)	12/20/17	0.35	16,627	5,104	21,731
South Africa	HSBC Bank USA, N.A.	7,300	1.00% (pays quarterly)(1)	12/20/17	0.35	15,130	4,828	19,958
South Africa	Nomura International PLC	7,068	1.00% (pays quarterly)(1)	12/20/17	0.35	14,649	4,586	19,235
Turkey	Bank of America, N.A.	38,932	1.00% (pays quarterly)(1)	12/20/17	0.42	76,567	24,809	101,376
Turkey	Barclays Bank PLC	23,500	1.00% (pays quarterly)(1)	6/20/20	1.04	2,577	766,974	769,551
Turkey	BNP Paribas	10,000	1.00% (pays quarterly)(1)	6/20/20	1.04	1,097	289,348	290,445
Turkey	BNP Paribas	32,300	1.00% (pays quarterly)(1)	9/20/20	1.11	(60,089)	1,439,699	1,379,610
Turkey	Deutsche Bank AG	20,000	1.00% (pays quarterly)(1)	12/20/17	0.42	39,333	12,745	52,078

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation
Turkey	Goldman Sachs International	$25,000	1.00% (pays quarterly)(1)	6/20/20	1.04%	$2,742	$714,990	$717,732
Turkey	Goldman Sachs International	10,000	1.00% (pays quarterly)(1)	6/20/20	1.04	1,097	310,485	311,582
Turkey	JPMorgan Chase Bank, N.A.	2,710	1.00% (pays quarterly)(1)	6/20/20	1.04	297	89,847	90,144
Turkey	Nomura International PLC	6,900	1.00% (pays quarterly)(1)	6/20/20	1.04	757	203,276	204,033

Total		$214,242				$723,904	$3,903,194	$4,627,098

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$ 4,574	1.00% (pays quarterly)(1)	6/20/18	$(30,457)	$(3,328)	$(33,785)
Bulgaria	BNP Paribas	6,320	1.00% (pays quarterly)(1)	9/20/18	(53,933)	(10,597)	(64,530)
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(66,592)	(155,375)	(221,967)
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(66,592)	(155,558)	(222,150)
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(66,592)	(159,884)	(226,476)
Croatia	Barclays Bank PLC	9,040	1.00% (pays quarterly)(1)	3/20/20	(133,183)	(310,477)	(443,660)
Croatia	BNP Paribas	2,000	1.00% (pays quarterly)(1)	12/20/17	(4,699)	(3,615)	(8,314)
Croatia	BNP Paribas	8,480	1.00% (pays quarterly)(1)	6/20/18	(56,050)	(85,344)	(141,394)
Croatia	BNP Paribas	1,500	1.00% (pays quarterly)(1)	3/20/20	(22,099)	(59,114)	(81,213)
Croatia	BNP Paribas	2,340	1.00% (pays quarterly)(1)	3/20/20	(34,474)	(82,593)	(117,067)
Croatia	BNP Paribas	2,760	1.00% (pays quarterly)(1)	3/20/20	(40,662)	(93,607)	(134,269)
Croatia	BNP Paribas	6,250	1.00% (pays quarterly)(1)	3/20/20	(92,079)	(245,970)	(338,049)
Croatia	Citibank, N.A.	1,500	1.00% (pays quarterly)(1)	12/20/17	(3,525)	(2,679)	(6,204)
Croatia	Citibank, N.A.	5,000	1.00% (pays quarterly)(1)	12/20/17	(11,748)	(9,137)	(20,885)
Croatia	Citibank, N.A.	3,070	1.00% (pays quarterly)(1)	3/20/18	(13,697)	(15,517)	(29,214)

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Citibank, N.A.	$ 4,050	1.00% (pays quarterly)(1)	3/20/18	$(18,070)	$(20,467)	$(38,537)
Croatia	Citibank, N.A.	4,287	1.00% (pays quarterly)(1)	3/20/18	(19,127)	(30,118)	(49,245)
Croatia	Citibank, N.A.	2,670	1.00% (pays quarterly)(1)	6/20/18	(17,648)	(31,830)	(49,478)
Croatia	Citibank, N.A.	13,270	1.00% (pays quarterly)(1)	6/20/18	(87,710)	(156,200)	(243,910)
Croatia	Citibank, N.A.	1,660	1.00% (pays quarterly)(1)	3/20/20	(24,456)	(56,777)	(81,233)
Croatia	Citibank, N.A.	4,260	1.00% (pays quarterly)(1)	3/20/20	(62,761)	(152,295)	(215,056)
Croatia	Citibank, N.A.	10,000	1.00% (pays quarterly)(1)	3/20/20	(147,327)	(375,294)	(522,621)
Croatia	Citibank, N.A.	167	1.00% (pays quarterly)(1)	6/20/20	(2,438)	(6,354)	(8,792)
Croatia	Citibank, N.A.	1,000	1.00% (pays quarterly)(1)	6/20/20	(14,578)	(38,910)	(53,488)
Croatia	Deutsche Bank AG	410	1.00% (pays quarterly)(1)	12/20/17	(963)	(763)	(1,726)
Croatia	Goldman Sachs International	2,000	1.00% (pays quarterly)(1)	12/20/17	(4,699)	(3,582)	(8,281)
Croatia	Goldman Sachs International	2,900	1.00% (pays quarterly)(1)	3/20/19	(32,853)	(57,878)	(90,731)
Croatia	Goldman Sachs International	2,210	1.00% (pays quarterly)(1)	3/20/20	(32,559)	(78,005)	(110,564)
Croatia	Goldman Sachs International	3,410	1.00% (pays quarterly)(1)	3/20/20	(50,238)	(120,482)	(170,720)
Croatia	Goldman Sachs International	1,700	1.00% (pays quarterly)(1)	6/20/20	(24,782)	(66,368)	(91,150)
Croatia	HSBC Bank USA, N.A.	6,508	1.00% (pays quarterly)(1)	3/20/18	(29,037)	(45,721)	(74,758)
Croatia	JPMorgan Chase Bank, N.A.	2,967	1.00% (pays quarterly)(1)	6/20/18	(19,611)	(35,400)	(55,011)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00% (pays quarterly)(1)	12/20/17	(3,254)	(2,399)	(5,653)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00% (pays quarterly)(1)	12/20/17	(3,748)	(2,955)	(6,703)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00% (pays quarterly)(1)	12/20/17	(5,874)	(4,539)	(10,413)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00% (pays quarterly)(1)	12/20/17	(5,874)	(4,627)	(10,501)
Croatia	Morgan Stanley & Co. International PLC	3,082	1.00% (pays quarterly)(1)	3/20/18	(13,751)	(21,861)	(35,612)
Croatia	Morgan Stanley & Co. International PLC	2,816	1.00% (pays quarterly)(1)	6/20/18	(18,613)	(35,066)	(53,679)
Croatia	Morgan Stanley & Co. International PLC	5,869	1.00% (pays quarterly)(1)	6/20/18	(38,792)	(74,819)	(113,611)

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Morgan Stanley & Co. International PLC	$ 6,310	1.00% (pays quarterly)(1)	6/20/18	$(41,707)	$(71,961)	$(113,668)
Croatia	Nomura International PLC	5,000	1.00% (pays quarterly)(1)	3/20/18	(22,308)	(23,630)	(45,938)
Croatia	Nomura International PLC	40,700	1.00% (pays quarterly)(1)	3/20/18	(181,590)	(206,097)	(387,687)
Egypt	Citibank, N.A.	4,550	1.00% (pays quarterly)(1)	6/20/20	164,074	(132,887)	31,187
Egypt	Citibank, N.A.	50	1.00% (pays quarterly)(1)	6/20/20	1,803	(1,534)	269
Egypt	Deutsche Bank AG	5,100	1.00% (pays quarterly)(1)	6/20/20	183,908	(132,441)	51,467
Egypt	Deutsche Bank AG	4,600	1.00% (pays quarterly)(1)	6/20/20	165,877	(134,986)	30,891
Egypt	Deutsche Bank AG	4,550	1.00% (pays quarterly)(1)	6/20/20	164,074	(133,698)	30,376
Lebanon	Bank of America, N.A.	2,330	1.00% (pays quarterly)(1)	6/20/22	321,783	(311,709)	10,074
Lebanon	Bank of America, N.A.	3,150	1.00% (pays quarterly)(1)	12/20/22	495,641	(476,063)	19,578
Lebanon	Barclays Bank PLC	4,100	1.00% (pays quarterly)(1)	12/20/22	645,120	(611,371)	33,749
Lebanon	Goldman Sachs International	6,999	5.00% (pays quarterly)(1)	12/20/18	(248,292)	82,867	(165,425)
Lebanon	Goldman Sachs International	7,552	5.00% (pays quarterly)(1)	12/20/18	(267,910)	96,675	(171,235)
Lebanon	JPMorgan Chase Bank, N.A.	10,000	5.00% (pays quarterly)(1)	12/20/17	(99,873)	5,749	(94,124)
Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	781,190	(965,170)	(183,980)
Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	874,738	(922,869)	(48,131)
Poland	Bank of America, N.A.	7,120	1.00% (pays quarterly)(1)	9/20/19	(123,943)	45,039	(78,904)
Poland	Barclays Bank PLC	8,680	1.00% (pays quarterly)(1)	9/20/18	(82,344)	36,800	(45,544)
Poland	Barclays Bank PLC	4,360	1.00% (pays quarterly)(1)	9/20/19	(75,897)	29,174	(46,723)
Poland	Barclays Bank PLC	15,000	1.00% (pays quarterly)(1)	9/20/19	(261,115)	100,387	(160,728)
Qatar	Bank of America, N.A.	1,710	1.00% (pays quarterly)(1)	6/20/19	(15,523)	14,064	(1,459)
Qatar	Bank of America, N.A.	1,710	1.00% (pays quarterly)(1)	6/20/19	(15,523)	13,250	(2,273)
Qatar	Barclays Bank PLC	13,218	1.00% (pays quarterly)(1)	12/20/18	(100,214)	49,138	(51,076)
Qatar	Barclays Bank PLC	3,800	1.00% (pays quarterly)(1)	3/20/19	(31,634)	16,195	(15,439)

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Barclays Bank PLC	$15,980	1.00% (pays quarterly)(1)	9/20/23	$109,308	$8,114	$117,422
Qatar	Barclays Bank PLC	6,400	1.00% (pays quarterly)(1)	9/20/23	43,778	18,204	61,982
Qatar	BNP Paribas	1,713	1.00% (pays quarterly)(1)	6/20/19	(15,550)	9,958	(5,592)
Qatar	Citibank, N.A.	6,450	1.00% (pays quarterly)(1)	6/20/19	(58,551)	49,075	(9,476)
Qatar	Deutsche Bank AG	1,713	1.00% (pays quarterly)(1)	6/20/19	(15,550)	9,385	(6,165)
Qatar	Deutsche Bank AG	3,920	1.00% (pays quarterly)(1)	6/20/19	(35,584)	21,477	(14,107)
Qatar	Goldman Sachs International	2,200	1.00% (pays quarterly)(1)	3/20/19	(18,314)	10,855	(7,459)
Qatar	Goldman Sachs International	4,380	1.00% (pays quarterly)(1)	3/20/19	(36,462)	18,193	(18,269)
Qatar	Goldman Sachs International	10	1.00% (pays quarterly)(1)	12/20/20	(111)	(79)	(190)
Qatar	Goldman Sachs International	1,660	1.00% (pays quarterly)(1)	12/20/20	(18,487)	(24,589)	(43,076)
Qatar	Goldman Sachs International	9,740	1.00% (pays quarterly)(1)	12/20/20	(108,471)	(98,146)	(206,617)
Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	33,893	(7,757)	26,136
Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	49,395	1,821	51,216
Qatar	JPMorgan Chase Bank, N.A.	1,830	1.00% (pays quarterly)(1)	3/20/19	(15,234)	8,522	(6,712)
Qatar	JPMorgan Chase Bank, N.A.	1,630	1.00% (pays quarterly)(1)	6/20/19	(14,797)	13,424	(1,373)
Qatar	JPMorgan Chase Bank, N.A.	2,000	1.00% (pays quarterly)(1)	6/20/19	(18,155)	10,637	(7,518)
Qatar	JPMorgan Chase Bank, N.A.	3,284	1.00% (pays quarterly)(1)	6/20/19	(29,811)	20,121	(9,690)
Qatar	Nomura International PLC	1,380	1.00% (pays quarterly)(1)	3/20/19	(11,488)	5,876	(5,612)
Qatar	Nomura International PLC	3,460	1.00% (pays quarterly)(1)	3/20/19	(28,803)	15,198	(13,605)
Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	153,779	22,705	176,484
Qatar	UBS AG	9,246	1.00% (pays quarterly)(1)	12/20/23	84,696	(19,642)	65,054
Serbia	Nomura International PLC	10,000	5.00% (pays quarterly)(1)	6/20/19	(810,183)	353,594	(456,589)
South Africa	Bank of America, N.A.	5,575	1.00% (pays quarterly)(1)	9/20/20	8,309	(70,436)	(62,127)
South Africa	Bank of America, N.A.	5,160	1.00% (pays quarterly)(1)	12/20/20	17,752	(68,359)	(50,607)

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Bank of America, N.A.	$16,990	1.00% (pays quarterly)(1)	12/20/20	$58,451	$(205,203)	$(146,752)
South Africa	Bank of America, N.A.	29,280	1.00% (pays quarterly)(1)	9/20/22	971,989	(1,013,403)	(41,414)
South Africa	Bank of America, N.A.	16,100	1.00% (pays quarterly)(1)	9/20/22	534,461	(589,221)	(54,760)
South Africa	Bank of America, N.A.	20,830	1.00% (pays quarterly)(1)	9/20/22	691,480	(798,430)	(106,950)
South Africa	Bank of America, N.A.	19,900	1.00% (pays quarterly)(1)	9/20/22	660,607	(959,723)	(299,116)
South Africa	Barclays Bank PLC	5,000	1.00% (pays quarterly)(1)	3/20/20	(12,623)	(47,600)	(60,223)
South Africa	Barclays Bank PLC	5,000	1.00% (pays quarterly)(1)	3/20/20	(12,623)	(54,213)	(66,836)
South Africa	Barclays Bank PLC	5,000	1.00% (pays quarterly)(1)	3/20/20	(12,623)	(77,553)	(90,176)
South Africa	Barclays Bank PLC	12,000	1.00% (pays quarterly)(1)	9/20/20	17,884	(270,743)	(252,859)
South Africa	Barclays Bank PLC	7,340	1.00% (pays quarterly)(1)	12/20/20	25,252	(93,614)	(68,362)
South Africa	Barclays Bank PLC	12,010	1.00% (pays quarterly)(1)	12/20/20	41,318	(144,517)	(103,199)
South Africa	Barclays Bank PLC	10,850	1.00% (pays quarterly)(1)	9/20/22	360,180	(449,281)	(89,101)
South Africa	Barclays Bank PLC	9,080	1.00% (pays quarterly)(1)	9/20/22	301,423	(403,268)	(101,845)
South Africa	BNP Paribas	10,850	1.00% (pays quarterly)(1)	9/20/22	360,180	(461,613)	(101,433)
South Africa	BNP Paribas	16,830	1.00% (pays quarterly)(1)	9/20/22	558,694	(704,808)	(146,114)
South Africa	Credit Suisse International	5,100	1.00% (pays quarterly)(1)	3/20/20	(12,876)	(53,245)	(66,121)
South Africa	Credit Suisse International	4,600	1.00% (pays quarterly)(1)	3/20/20	(11,614)	(58,426)	(70,040)
South Africa	Credit Suisse International	7,740	1.00% (pays quarterly)(1)	12/20/20	26,628	(104,447)	(77,819)
South Africa	Credit Suisse International	10,450	1.00% (pays quarterly)(1)	12/20/20	35,951	(173,318)	(137,367)
South Africa	Credit Suisse International	16,990	1.00% (pays quarterly)(1)	12/20/20	58,451	(218,174)	(159,723)
South Africa	Credit Suisse International	10,000	1.00% (pays quarterly)(1)	9/20/22	331,963	(500,778)	(168,815)
South Africa	Deutsche Bank AG	13,005	1.00% (pays quarterly)(1)	12/20/20	44,741	(163,450)	(118,709)
South Africa	Deutsche Bank AG	15,200	1.00% (pays quarterly)(1)	9/20/22	504,584	(728,538)	(223,954)
South Africa	Deutsche Bank AG	16,940	1.00% (pays quarterly)(1)	9/20/22	562,346	(815,431)	(253,085)

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$ 8,020	1.00% (pays quarterly)(1)	12/20/20	$27,591	$(104,269)	$(76,678)
South Africa	Goldman Sachs International	17,335	1.00% (pays quarterly)(1)	12/20/20	59,638	(221,779)	(162,141)
South Africa	Goldman Sachs International	10,690	1.00% (pays quarterly)(1)	9/20/22	354,869	(498,689)	(143,820)
South Africa	Goldman Sachs International	8,022	1.00% (pays quarterly)(1)	12/20/22	305,729	(400,033)	(94,304)
South Africa	HSBC Bank USA, N.A.	7,300	1.00% (pays quarterly)(1)	12/20/22	278,213	(349,581)	(71,368)
South Africa	JPMorgan Chase Bank, N.A.	5,100	1.00% (pays quarterly)(1)	3/20/20	(12,876)	(52,309)	(65,185)
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00% (pays quarterly)(1)	3/20/20	(12,623)	(53,118)	(65,741)
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00% (pays quarterly)(1)	3/20/20	(13,128)	(76,342)	(89,470)
South Africa	Nomura International PLC	4,000	1.00% (pays quarterly)(1)	9/20/22	132,785	(151,464)	(18,679)
South Africa	Nomura International PLC	8,900	1.00% (pays quarterly)(1)	9/20/22	295,447	(365,638)	(70,191)
South Africa	Nomura International PLC	7,068	1.00% (pays quarterly)(1)	12/20/22	269,371	(346,875)	(77,504)
Spain	Bank of America, N.A.	15,000	1.00% (pays quarterly)(1)	6/20/20	(303,685)	(94,870)	(398,555)
Spain	Bank of America, N.A.	7,500	1.00% (pays quarterly)(1)	9/20/20	(161,810)	(166,679)	(328,489)
Spain	Barclays Bank PLC	11,400	1.00% (pays quarterly)(1)	3/20/20	(215,559)	(32,608)	(248,167)
Spain	Barclays Bank PLC	10,000	1.00% (pays quarterly)(1)	6/20/20	(202,457)	(224,160)	(426,617)
Spain	Barclays Bank PLC	7,412	1.00% (pays quarterly)(1)	9/20/20	(159,911)	(208,735)	(368,646)
Spain	Barclays Bank PLC	4,700	1.00% (pays quarterly)(1)	12/20/20	(107,530)	(150,544)	(258,074)
Spain	Barclays Bank PLC	44,330	1.00% (pays quarterly)(1)	12/20/20	(1,014,211)	(1,441,377)	(2,455,588)
Spain	Citibank, N.A.	2,500	1.00% (pays quarterly)(1)	3/20/20	(47,272)	(33,626)	(80,898)
Spain	Citibank, N.A.	11,400	1.00% (pays quarterly)(1)	3/20/20	(215,559)	(74,458)	(290,017)
Spain	Citibank, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/20	(107,873)	(81,652)	(189,525)
Spain	Deutsche Bank AG	9,200	1.00% (pays quarterly)(1)	3/20/20	(173,960)	(56,741)	(230,701)
Spain	Deutsche Bank AG	10,000	1.00% (pays quarterly)(1)	6/20/20	(202,457)	(140,642)	(343,099)
Spain	Deutsche Bank AG	13,950	1.00% (pays quarterly)(1)	6/20/20	(282,427)	(260,307)	(542,734)

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Spain	Deutsche Bank AG	$12,825	1.00% (pays quarterly)(1)	12/20/20	$(293,419)	$(357,620)	$(651,039)
Spain	Deutsche Bank AG	23,922	1.00% (pays quarterly)(1)	12/20/20	(547,303)	(777,817)	(1,325,120)
Spain	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	6/20/20	(101,228)	(112,988)	(214,216)
Spain	Goldman Sachs International	8,543	1.00% (pays quarterly)(1)	9/20/20	(184,312)	(245,714)	(430,026)
Spain	JPMorgan Chase Bank, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/20	(107,873)	(79,506)	(187,379)
Spain	JPMorgan Chase Bank, N.A.	15,000	1.00% (pays quarterly)(1)	9/20/20	(323,620)	(472,525)	(796,145)
Thailand	Barclays Bank PLC	7,500	0.97% (pays quarterly)	9/20/19	(122,690)	—	(122,690)
Thailand	Citibank, N.A.	3,700	0.95% (pays quarterly)	9/20/19	(59,053)	—	(59,053)

Total					$2,955,580	$(22,864,095)	$(19,908,515)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2017, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $217,402,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Appreciation (Depreciation)

BNP Paribas	6-month USD-LIBOR-BBA on USD 31,564,738 (pays semi-annually) plus KRW 35,788,100,000	1.10% on KRW 35,788,100,000 (pays semi-annually) plus USD 31,564,738	3/2/20	$(158,967)
BNP Paribas	6-month USD-LIBOR-BBA on USD 23,595,683 (pays semi-annually) plus KRW 27,312,000,000	1.19% on KRW 27,312,000,000 (pays semi-annually) plus USD 23,595,683	3/8/20	(673,308)
BNP Paribas	6-month USD-LIBOR-BBA on USD 31,669,485 (pays semi-annually) plus KRW 35,270,300,000	1.23% on KRW 35,270,300,000 (pays semi-annually) plus USD 31,669,485	3/31/20	311,315
BNP Paribas	6-month USD-LIBOR-BBA on USD 18,298,490 (pays semi-annually) plus KRW 20,766,600,000	1.18% on KRW 20,766,600,000 (pays semi-annually) plus USD 18,298,490	4/20/20	(138,373)

				$(659,333)

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)	Portfolio Pays Floating Rate on Notional Amount (000’s omitted)	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF 1,011	CLP 26,958,979	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.89% (pays semi-annually)	10/4/22	$(12,736)
Goldman Sachs International	CLF 1,011	CLP 26,960,769	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90% (pays semi-annually)	10/5/22	19,965
Goldman Sachs International	CLF 506	CLP 13,481,298	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90% (pays semi-annually)	10/6/22	10,497
Goldman Sachs International	CLF 1,011	CLP 26,969,636	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.92% (pays semi-annually)	10/11/22	68,376
Goldman Sachs International	CLF 289	CLP 7,683,053	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.91% (pays semi-annually)	10/26/22	17,831
Goldman Sachs International	CLF 115	CLP 3,072,428	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.95% (pays semi-annually)	10/28/22	17,399

						$121,332

						$(538,001)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Abbreviations:

ARPP7DRR	–	Argentina Central Bank 7-day Repo Reference Rate
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate

56	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ALL	–	Albanian Lek
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona

JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
QAR	–	Qatari Riyal
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
XOF	–	West African CFA Franc

57	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $5,103,636,877)	$5,258,256,385
Affiliated investment, at value (identified cost, $108,430,183)	108,430,183
Cash	49,933,385
Deposits for derivatives collateral —
Centrally cleared swap contracts	56,078,038
OTC derivatives	22,348,584
Foreign currency, at value (identified cost, $50,048,982)	49,948,302
Interest and dividends receivable	74,078,988
Dividends receivable from affiliated investment	554,199
Receivable for investments sold	102,752,606
Receivable for open forward foreign currency exchange contracts	104,129,178
Receivable for open forward volatility agreements	39,104
Receivable for open swap contracts	9,771,928
Premium paid on open non-centrally cleared swap contracts	23,950,592
Tax reclaims receivable	90,211
Total assets	$5,860,361,683

Liabilities
Cash collateral due to brokers	$20,101,584
Payable for reverse repurchase agreements, including accrued interest of $44,296	182,086,117
Written options outstanding, at value (premiums received, $1,375,718)	94,495
Payable for investments purchased	41,381,049
Payable for securities sold short, at value (proceeds, $19,986,420)	18,980,203
Payable for variation margin on open futures contracts	574,623
Payable for variation margin on open centrally cleared swap contracts	1,544,850
Payable for open forward foreign currency exchange contracts	72,349,149
Payable for open forward volatility agreements	679,988
Payable for open swap contracts	27,492,578
Payable for closed swap contracts	64,830
Premium received on open non-centrally cleared swap contracts	4,989,691
Payable to affiliates:
Investment adviser fee	2,828,486
Trustees’ fees	8,630
Interest payable on securities sold short	210,218
Accrued foreign capital gains taxes	815,886
Accrued expenses and other liabilities	2,093,875
Total liabilities	$376,296,252
Net Assets applicable to investors’ interest in Portfolio	$5,484,065,431

Sources of Net Assets
Investors’ capital	$5,339,619,701
Net unrealized appreciation	144,445,730
Total	$5,484,065,431

58	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $2,505,200)	$272,101,996
Dividends (net of foreign taxes, $362,837)	2,374,537
Dividends from affiliated investment	7,508,797
Total investment income	$281,985,330

Expenses
Investment adviser fee	$31,138,372
Trustees’ fees and expenses	104,350
Custodian fee	3,601,588
Legal and accounting services	1,131,652
Interest expense and fees	680,319
Interest expense on securities sold short	838,538
Miscellaneous	235,250
Total expenses	$37,730,069

Net investment income	$244,255,261

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,292,581)	$130,522,504
Investment transactions — affiliated investment	67,137
Written options	6,309,498
Securities sold short	(376,218)
Futures contracts	(15,530,675)
Swap contracts	(38,847,895)
Foreign currency transactions	14,088,423
Forward foreign currency exchange contracts	(122,975,488)
Non-deliverable bond forward contracts	(130,965)
Net realized loss	$(26,873,679)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $204,899)	$44,129,616
Investments — affiliated investment	(126,285)
Written options	1,230,352
Securities sold short	(523,085)
Futures contracts	(12,057,640)
Swap contracts	(65,990,293)
Forward volatility agreements	(640,884)
Foreign currency	2,208,836
Forward foreign currency exchange contracts	44,635,926
Net change in unrealized appreciation (depreciation)	$12,866,543

Net realized and unrealized loss	$(14,007,136)

Net increase in net assets from operations	$230,248,125

59	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$244,255,261	$217,557,257
Net realized loss	(26,873,679)	(240,553,237)
Net change in unrealized appreciation (depreciation)	12,866,543	259,781,619
Net increase in net assets from operations	$230,248,125	$236,785,639
Capital transactions —
Contributions	$1,098,076,789	$1,321,776,863
Withdrawals	(1,256,355,988)	(898,073,764)
Net increase (decrease) in net assets from capital transactions	$(158,279,199)	$423,703,099

Net increase in net assets	$71,968,926	$660,488,738

Net Assets
At beginning of year	$5,412,096,505	$4,751,607,767
At end of year	$5,484,065,431	$5,412,096,505

60	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016		2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.64%	0.64%		0.67%	0.75%	0.92%
Net investment income	4.14%	4.54%		4.37%	3.92%	3.15%
Portfolio Turnover	74%	65%		66%	66%	56%

Total Return	3.93%	5.06	%(3)	1.99%	3.78%	(0.89)%

Net assets, end of year (000’s omitted)	$5,484,065	$5,412,097		$4,751,608	$4,601,105	$6,690,987

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.03%, 0.11% and 0.31% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(3)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

61	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 99.9%, less than 0.05% and less than 0.05%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $44,348,456 or 0.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

62

Global Macro Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

63

Global Macro Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

64

Global Macro Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount

65

Global Macro Portfolio

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Notes to Consolidated Financial Statements — continued

settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

S  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

T  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

U  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

V  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $31,138,372 or 0.53% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

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Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,588,156,134	$2,939,379,848
U.S. Government and Agency Securities	715,898,267	565,028,991

	$3,304,054,401	$3,504,408,839

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,431,419,276

Gross unrealized appreciation	$29,563,048
Gross unrealized depreciation	(124,908,366)

Net unrealized depreciation	$(95,345,318)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk: The Portfolio enters into options on equity indices, equity index futures contracts and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, forward volatility agreements and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

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The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $89,275,663. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $48,410,787 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$2,967,927	$1,951,481	$0	$4,919,408
Net unrealized appreciation*	—	81,175	—	—	16,066,716	16,147,891
Receivable for open forward foreign currency exchange contracts	—	—	—	104,129,178	—	104,129,178
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	12,953,337	—	—	4,438,945	17,392,282
Receivable for open forward volatility agreements	—	—	—	39,104	—	39,104

Total Asset Derivatives	$—	$13,034,512	$2,967,927	$106,119,763	$20,505,661	$142,627,863

Derivatives not subject to master netting or similar agreements	$—	$81,175	$—	$—	$16,066,716	$16,147,891

Total Asset Derivatives subject to master netting or similar agreements	$—	$12,953,337	$2,967,927	$106,119,763	$4,438,945	$126,479,972

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	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$—	$—	$(94,495)	$—	$(94,495)
Net unrealized appreciation*	(1,483,996)	(7,927,627)	(542,640)	—	(32,771,818)	(42,726,081)
Payable for open forward foreign currency exchange contracts	—	—	—	(72,349,149)	—	(72,349,149)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(9,273,853)	—	—	(6,878,178)	(16,152,031)
Payable for open forward volatility agreements	—	—	—	(679,988)	—	(679,988)

Total Liability Derivatives	$(1,483,996)	$(17,201,480)	$(542,640)	$(73,123,632)	$(39,649,996)	$(132,001,744)

Derivatives not subject to master netting or similar agreements	$(1,483,996)	$(7,927,627)	$(542,640)	$—	$(32,771,818)	$(42,726,081)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(9,273,853)	$—	$(73,123,632)	$(6,878,178)	$(89,275,663)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$2,327,537	$(2,327,537)	$—	$—	$—	$—
Bank of America, N.A.	8,723,226	(2,641,240)	(6,081,986)	—	—	25,253
Barclays Bank PLC	2,028,554	(2,028,554)	—	—	—	—
BNP Paribas	13,078,559	(13,078,559)	—	—	—	—
Citibank, N.A.	8,442,259	(5,168,560)	—	(3,079,885)	193,814	3,079,885
Credit Agricole Corporate and Investment Bank	636,545	(222,900)	—	(413,645)	—	550,000
Credit Suisse International	7,396,796	(73,556)	(6,529,625)	(793,615)	—	2,420,000
Deutsche Bank AG	11,156,739	(11,156,739)	—	—	—	—
Goldman Sachs International	21,861,169	(13,697,851)	(4,678,943)	—	3,484,375	—
HSBC Bank USA, N.A.	4,825,803	(3,279,533)	(1,451,373)	(6,554)	88,343	6,554
JPMorgan Chase Bank, N.A.	23,475,197	(10,595,843)	—	(12,879,354)	—	13,060,000
Nomura International PLC	2,914,879	(2,329,958)	(584,921)	—	—	—
Societe Generale	301,005	—	(301,005)	—	—	3,067
Standard Chartered Bank	15,706,939	(13,681,334)	—	(950,000)	1,075,605	950,000
The Bank of Nova Scotia	345,983	(338,926)	—	—	7,057	—
The Toronto-Dominion Bank	154,480	—	(154,480)	—	—	—
UBS AG	3,104,302	(1,763,264)	—	(6,825)	1,334,213	6,825

	$126,479,972	$(82,384,354)	$(19,782,333)	$(18,129,878)	$6,183,407	$20,101,584

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(2,473,959)	$2,327,537	$146,422	$—	$—	$—
Bank of America, N.A.	(2,641,240)	2,641,240	—	—	—	—
Barclays Bank PLC	(2,744,390)	2,028,554	715,836	—	—	—
BNP Paribas	(13,242,187)	13,078,559	—	—	(163,628)	—
Citibank, N.A.	(5,168,560)	5,168,560	—	—	—	—
Credit Agricole Corporte and Investment Bank	(222,900)	222,900	—	—	—	—
Credit Suisse International	(73,556)	73,556	—	—	—	—
Deutsche Bank AG	(16,890,549)	11,156,739	5,733,810	—	—	—
Goldman Sachs International	(13,697,851)	13,697,851	—	—	—	—
HSBC Bank USA, N.A.	(3,279,533)	3,279,533	—	—	—	—
JPMorgan Chase Bank, N.A.	(10,595,843)	10,595,843	—	—	—	—
Morgan Stanley & Co. International PLC	(131,613)	—	131,613	—	—	—
Nomura International PLC	(2,329,958)	2,329,958	—	—	—	—
Standard Chartered Bank	(13,681,334)	13,681,334	—	—	—	2,247,000
The Bank of Nova Scotia	(338,926)	338,926	—	—	—	—
UBS AG	(1,763,264)	1,763,264	—	—	—	—
	$(89,275,663)	$82,384,354	$6,727,681	$—	$(163,628)	$2,247,000
Total — Deposits for derivatives collateral — OTC derivatives						$22,348,584

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2017 is included at Note 7.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(372,152)	$—	$(4,994,170)	$(16,074,586)	$(1,608,163)
Written options	—	—	965,509	5,343,989	—
Futures contracts	(18,704,561)	—	(6,010,825)	—	9,184,711
Swap contracts	—	(42,470,234)	—	—	3,622,339
Forward foreign currency exchange contracts	—	—	—	(122,975,488)	—

Non-deliverable bond forward contracts	—	—	—	—	(130,965)

Total	$(19,076,713)	$(42,470,234)	$(10,039,486)	$(133,706,085)	$11,067,922

Change in unrealized appreciation (depreciation) —
Investments	$363,312	$—	$(341,903)	$(13,159,644)	$(1,319,526)
Written options	—	—	—	1,230,352	—
Futures contracts	(10,179,416)	—	(213,595)	—	(1,664,629)
Swap contracts	—	(21,728,729)	—	—	(44,261,564)
Forward volatility agreements	—	—	—	(640,884)	—

Forward foreign currency exchange contracts	—	—	—	44,635,926	—

Total	$(9,816,104)	$(21,728,729)	$(555,498)	$32,065,750	$(47,245,719)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$5,499,000	$1,203,890,000	$7,260,958,000	$95,325,000	$49,320,000	$281,958,000	$6,447,471,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $803,277,000, $229,061,000, 2,694 contracts and 310 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

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7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2017 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

Citibank, N.A.	10/27/17	11/3/17		1.21%	USD 92,381,408	$92,396,933	$93,272,244
JPMorgan Chase Bank, N.A.	10/24/17	On Demand	(1)	1.90	AUD 82,575,277	63,219,038	65,338,759
Nomura International PLC	10/24/17	On Demand	(1)	1.97	AUD 34,574,302	26,470,146	27,157,069

Total						$182,086,117	$185,768,072

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

AUD — Australian Dollar

USD — United States Dollar

At October 31, 2017, the remaining contractual maturity of the reverse repurchase agreements were as follows: overnight and continuous ($89,660,413) and up to 30 days ($92,381,408).

For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $12,881,000 and 0.20%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2017. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2017.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

JPMorgan Chase Bank, N.A.	$19,762,180	$(19,762,180)	$—	$—

	$19,762,180	$(19,762,180)	$—	$—

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Citibank, N.A.	$(92,396,933)	$—	$92,396,933	$—
JPMorgan Chase Bank, N.A.	(63,219,038)	19,762,180	43,456,858	—
Nomura International PLC	(26,470,146)	—	26,470,146	—

	$(182,086,117)	$19,762,180	$162,323,937	$—

*	Including accrued interest

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2		Level 3	Total

Foreign Government Bonds	$—		$3,402,872,394		$—	$3,402,872,394
Foreign Corporate Bonds	—		113,469,098		—	113,469,098
Sovereign Loans (Less Unfunded Loan Commitments)	—		117,500,011		—	117,500,011
Corporate Bonds & Notes	—		547,943		—	547,943
Collateralized Mortgage Obligations	—		188,820,370		—	188,820,370
Mortgage Pass-Throughs	—		204,879,098		—	204,879,098
U.S. Treasury Obligations	—		96,584,793		—	96,584,793
Small Business Administration Loans (Interest Only)	—		22,724,972		—	22,724,972
Common Stocks	89,741,239	*	143,731,090	**	—	233,472,329
Short-Term Investments —
Foreign Government Securities	—		753,881,367		—	753,881,367
U.S. Treasury Obligations	—		98,822,422		—	98,822,422
Repurchase Agreements	—		19,762,180		—	19,762,180
Other	—		108,430,183		—	108,430,183
Currency Options Purchased	—		1,951,481		—	1,951,481
Call Options Purchased	—		2,967,927		—	2,967,927
Interest Rate Swaptions Purchased	—		0		—	0

Total Investments	$89,741,239		$5,276,945,329		$—	$5,366,686,568

Forward Foreign Currency Exchange Contracts	$—		$104,129,178		$—	$104,129,178
Forward Volatility Agreements	—		39,104		—	39,104
Futures Contracts	5,579,812		—		—	5,579,812
Swap Contracts	—		37,257,605		—	37,257,605

Total	$95,321,051		$5,418,371,216		$—	$5,513,692,267

73

Global Macro Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Securities Sold Short	$—	$(18,980,203)	$—	$(18,980,203)
Currency Options Written	—	(94,495)	—	(94,495)
Forward Foreign Currency Exchange Contracts	—	(72,349,149)	—	(72,349,149)
Forward Volatility Agreements	—	(679,988)	—	(679,988)
Futures Contracts	(1,483,996)	(542,640)	—	(2,026,636)
Swap Contracts	—	(59,696,479)	—	(59,696,479)

Total	$(1,483,996)	$(152,342,954)	$—	$(153,826,950)

*	Includes $87,329,730 and $2,411,509 for Iceland and Vietnam, respectively.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

74

Global Macro Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

75

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

76

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

77

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

78

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

79

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.17

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 75

Federal Tax Information	20

Management and Organization	76

Important Notices	79

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.25%. By comparison, the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index),2 returned 0.72% during the period.

In terms of risk factors, the Fund’s allocations to currencies and sovereign credit made positive contributions to performance, with currencies producing the strongest gain. Exposure to interest rates had the largest negative impact on performance, and investments in corporate credit and commodities also detracted. The equity sleeve of the Fund posted an essentially flat return.

Eastern Europe was the best-performing region, driven by allocations to sovereign credit and currencies. Long positions8 in the sovereign credit of Cyprus and Belarus were particularly helpful, as was a long position in the Serbian dinar versus the euro. Long exposure to the Russian ruble — one of the strongest currencies versus the U.S. dollar during the period — was another major contributor to gains in the region.

Returns were also positive in Asia, Latin America, the Dollar Bloc and Western Europe. In Asia, the Fund benefited from a short position9 in South Korean interest rates, as rates increased amid accelerating inflation in South Korea and mounting tensions between the United States and North Korea. Gains in sovereign credit boosted returns in Latin America, while currencies were the key to positive performance in the Dollar Bloc and Western Europe. The Fund’s best-performing position was long exposure to the Icelandic krona versus the euro. Iceland’s thriving tourism industry and the country’s relatively high yields caused the krona to strengthen.

The Middle East and Africa region posted a loss, in large part due to a short position in Saudi Arabian interest rates. The Saudi Arabian government took steps to ease stress in the nation’s financial system, putting downward pressure on rates. Short exposure to South African sovereign credit detracted as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	5.25%	3.94%	3.50%
Class A with 4.75% Maximum Sales Charge	—	—	0.23	2.94	2.80
Class C at NAV	08/31/2010	08/31/2010	4.58	3.22	2.79
Class C with 1% Maximum Sales Charge	—	—	3.58	3.22	2.79
Class I at NAV	08/31/2010	08/31/2010	5.53	4.25	3.81
Class R at NAV	12/01/2010	08/31/2010	5.05	3.74	3.31
Class R6 at NAV	05/31/2017	08/31/2010	5.63	4.27	3.83
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.72%	0.24%	0.20%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
Gross	1.56%	2.26%	1.26%	1.76%	1.16%
Net	1.49	2.19	1.19	1.69	1.09

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$12,186	N.A.
Class I	$250,000	08/31/2010	$327,003	N.A.
Class R	$10,000	08/31/2010	$12,630	N.A.
Class R6	$1,000,000	08/31/2010	$1,309,236	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Serbia	11.6%	Philippines	2.4%

Czech Republic	9.8	Indonesia	2.1

Russia	7.7	Nigeria	2.0

Kazakhstan	7.7	Uruguay	1.9

Sri Lanka	6.7	Other	2.2	*

Iceland	5.9	Chile	–1.0

Egypt	5.7	Bahrain	–2.9

Colombia	5.7	South Korea	–3.4

Sweden	5.2	New Zealand	–3.8

India	3.9	Hungary	–3.9

Israel	3.9	United Arab Emirates	–4.5

Australia	3.9	Oman	–9.7

Argentina	3.9	Euro	–39.8

Poland	3.9	Total Long	107.0

Dominican Republic	2.9	Total Short	–69.3

Peru	2.8	Total Net	37.7

Thailand	2.5

Singapore	2.4

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017) for Class A, Class C, Class I and Class R and (May 31, 2017 – October 31, 2017) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,018.30	$7.94	1.56%
Class C	$1,000.00	$1,014.70	$11.43	2.25%
Class I	$1,000.00	$1,019.10	$6.36	1.25%
Class R	$1,000.00	$1,016.60	$8.95	1.76%
Class R6	$1,000.00	$1,015.20	$5.10	1.20%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.93	1.56%
Class C	$1,000.00	$1,013.90	$11.42	2.25%
Class I	$1,000.00	$1,018.90	$6.36	1.25%
Class R	$1,000.00	$1,016.30	$8.94	1.76%
Class R6	$1,000.00	$1,019.20	$6.11	1.20%

*	Class R6 had not commenced operations on May 1, 2017. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 154/365 for Class R6 (to reflect the period from commencement of operations on May 31, 2017 to October 31, 2017). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017 (May 31, 2017 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017 (May 31, 2017 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $3,482,756,832)	$3,566,321,983
Receivable for Fund shares sold	15,746,934
Total assets	$3,582,068,917

Liabilities
Payable for Fund shares redeemed	$3,627,541
Payable to affiliates:
Distribution and service fees	86,551
Trustees’ fees	43
Other	2,511
Accrued expenses	394,939
Total liabilities	$4,111,585
Net Assets	$3,577,957,332

Sources of Net Assets
Paid-in capital	$3,514,916,797
Accumulated net realized loss from Portfolio	(117,699,343)
Accumulated undistributed net investment income	97,174,727
Net unrealized appreciation from Portfolio	83,565,151
Total	$3,577,957,332

Class A Shares
Net Assets	$123,984,591
Shares Outstanding	11,742,547
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.56
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.09

Class C Shares
Net Assets	$64,163,968
Shares Outstanding	6,212,112
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.33

Class I Shares
Net Assets	$3,379,555,105
Shares Outstanding	316,429,336
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.68

Class R Shares
Net Assets	$2,294,335
Shares Outstanding	219,685
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.44

Class R6 Shares
Net Assets	$7,959,333
Shares Outstanding	744,437
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest allocated from Portfolio (net of foreign taxes, $1,304,745)	$111,955,815
Dividends allocated from Portfolio (net of foreign taxes, $242,375)	3,970,853
Expenses, excluding interest expense, allocated from Portfolio	(21,893,360)
Interest expense allocated from Portfolio	(1,264,211)
Total investment income from Portfolio	$92,769,097

Expenses
Distribution and service fees
Class A	$530,906
Class C	547,116
Class R	15,154
Trustees’ fees and expenses	500
Custodian fee	59,926
Transfer and dividend disbursing agent fees	1,605,566
Legal and accounting services	75,002
Printing and postage	235,949
Registration fees	168,626
Miscellaneous	23,000
Total expenses	$3,261,745

Net investment income	$89,507,352

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $331,381)	$37,435,375
Written options	8,059,464
Securities sold short	(187,451)
Futures contracts	(16,612,154)
Swap contracts	(18,953,841)
Forward commodity contracts	(907,662)
Foreign currency transactions	(935,035)
Forward foreign currency exchange contracts	(9,004,514)
Non-deliverable bond forward contracts	(91,964)
Net realized loss	$(1,197,782)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $306,966)	$56,481,017
Written options	1,954,957
Securities sold short	(64,028)
Futures contracts	(9,176,007)
Swap contracts	(46,259,604)
Forward commodity contracts	1,853,520
Forward volatility agreements	(476,183)
Foreign currency	3,250,410
Forward foreign currency exchange contracts	8,454,972
Net change in unrealized appreciation (depreciation)	$16,019,054

Net realized and unrealized gain	$14,821,272

Net increase in net assets from operations	$104,328,624

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$89,507,352	$75,535,548
Net realized loss	(1,197,782)	(88,112,248)
Net change in unrealized appreciation (depreciation)	16,019,054	126,716,265
Net increase in net assets from operations	$104,328,624	$114,139,565
Distributions to shareholders —
From net investment income
Class A	$(4,424,849)	$(26,221,788)
Class C	(402,714)	(2,650,132)
Class I	(25,319,708)	(63,732,175)
Class R	(69,426)	(313,605)
Total distributions to shareholders	$(30,216,697)	$(92,917,700)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$102,071,667	$111,417,405
Class C	26,231,744	13,596,217
Class I	2,318,019,560	772,059,622
Class R	250,892	658,801
Class R6	7,969,507	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,262,201	25,001,426
Class C	327,708	1,954,420
Class I	21,383,607	56,983,126
Class R	69,426	313,605
Cost of shares redeemed
Class A	(294,033,234)	(252,530,967)
Class C	(14,186,647)	(12,314,079)
Class I	(436,065,907)	(444,661,152)
Class R	(3,363,460)	(817,033)
Class R6	(18,383)	—
Net increase in net assets from Fund share transactions	$1,732,918,681	$271,661,391

Net increase in net assets	$1,807,030,608	$292,883,256

Net Assets
At beginning of year	$1,770,926,724	$1,478,043,468
At end of year	$3,577,957,332	$1,770,926,724

Accumulated undistributed net investment income included in net assets
At end of year	$97,174,727	$15,982,629

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$10.180	$10.100		$10.160	$9.540	$10.260

Income (Loss) From Operations
Net investment income(1)	$0.416	$0.462		$0.515	$0.407	$0.297
Net realized and unrealized gain (loss)	0.111	0.237		(0.232)	0.213	(0.485)

Total income (loss) from operations	$0.527	$0.699		$0.283	$0.620	$(0.188)

Less Distributions
From net investment income	$(0.147)	$(0.619)		$(0.343)	$—	$—
From net realized gain	—	—		—	—	(0.532)

Total distributions	$(0.147)	$(0.619)		$(0.343)	$—	$(0.532)

Net asset value — End of year	$10.560	$10.180		$10.100	$10.160	$9.540

Total Return(2)	5.25%	7.27	%(3)	2.89%	6.50%	(1.92)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$123,985	$307,915		$427,589	$372,302	$293,691
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.53%	1.56%		1.60%	1.74%	1.94%
Net investment income	4.07%	4.69%		5.09%	4.16%	3.02%
Portfolio Turnover of the Portfolio	76%	97%		75%	116%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.04%, 0.03%, 0.03%, 0.13% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$9.970	$9.900		$9.930	$9.390	$10.170

Income (Loss) From Operations
Net investment income(1)	$0.347	$0.383		$0.430	$0.318	$0.231
Net realized and unrealized gain (loss)	0.095	0.237		(0.223)	0.222	(0.479)

Total income (loss) from operations	$0.442	$0.620		$0.207	$0.540	$(0.248)

Less Distributions
From net investment income	$(0.082)	$(0.550)		$(0.237)	$—	$—
From net realized gain	—	—		—	—	(0.532)

Total distributions	$(0.082)	$(0.550)		$(0.237)	$—	$(0.532)

Net asset value — End of year	$10.330	$9.970		$9.900	$9.930	$9.390

Total Return(2)	4.58%	6.45	%(3)	2.15%	5.75%	(2.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,164	$49,817		$46,216	$48,835	$82,387
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	2.24%	2.26%		2.30%	2.47%	2.64%
Net investment income	3.43%	3.96%		4.33%	3.34%	2.37%
Portfolio Turnover of the Portfolio	76%	97%		75%	116%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.06%, 0.03%, 0.03%, 0.16% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$10.300	$10.210		$10.260	$9.610	$10.300

Income (Loss) From Operations
Net investment income(1)	$0.462	$0.491		$0.548	$0.432	$0.318
Net realized and unrealized gain (loss)	0.098	0.247		(0.230)	0.218	(0.476)

Total income (loss) from operations	$0.560	$0.738		$0.318	$0.650	$(0.158)

Less Distributions
From net investment income	$(0.180)	$(0.648)		$(0.368)	$—	$—
From net realized gain	—	—		—	—	(0.532)

Total distributions	$(0.180)	$(0.648)		$(0.368)	$—	$(0.532)

Net asset value — End of year	$10.680	$10.300		$10.210	$10.260	$9.610

Total Return(2)	5.53%	7.62	%(3)	3.21%	6.76%	(1.60)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,379,555	$1,407,915		$999,152	$799,117	$825,738
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.24%	1.26%		1.30%	1.45%	1.65%
Net investment income	4.43%	4.92%		5.37%	4.40%	3.22%
Portfolio Turnover of the Portfolio	76%	97%		75%	116%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.06%, 0.03%, 0.03%, 0.14% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$10.070	$10.010		$10.080	$9.480	$10.220

Income (Loss) From Operations
Net investment income(1)	$0.398	$0.435		$0.481	$0.381	$0.275
Net realized and unrealized gain (loss)	0.104	0.237		(0.228)	0.219	(0.483)

Total income (loss) from operations	$0.502	$0.672		$0.253	$0.600	$(0.208)

Less Distributions
From net investment income	$(0.132)	$(0.612)		$(0.323)	$—	$—
From net realized gain	—	—		—	—	(0.532)

Total distributions	$(0.132)	$(0.612)		$(0.323)	$—	$(0.532)

Net asset value — End of year	$10.440	$10.070		$10.010	$10.080	$9.480

Total Return(2)	5.05%	7.05	%(3)	2.70%	6.22%	(2.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,294	$5,279		$5,087	$3,661	$3,295
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.74%	1.76%		1.79%	1.95%	2.14%
Net investment income	3.91%	4.46%		4.80%	3.94%	2.81%
Portfolio Turnover of the Portfolio	76%	97%		75%	116%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.05%, 0.03%, 0.03%, 0.14% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$10.530

Income (Loss) From Operations
Net investment income(2)	$0.179
Net realized and unrealized loss	(0.019)

Total income from operations	$0.160

Net asset value — End of period	$10.690

Total Return(3)	1.52	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,959
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.20	%(7)
Net investment income	3.97	%(7)
Portfolio Turnover of the Portfolio	76	%(8)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Includes interest expense, primarily on securities sold short and reverse repurchase agreements, of 0.11% for the period ended October 31, 2017.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.7% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$30,216,697	$92,917,700

During the year ended October 31, 2017, accumulated net realized loss was increased by $32,192,813, accumulated undistributed net investment income was increased by $21,901,443 and paid-in capital was increased by $10,291,370 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$97,174,727
Deferred capital losses	$(21,245,881)
Net unrealized depreciation	$(12,888,311)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $21,245,881 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $21,245,881 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. Effective May 31, 2017, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.49%, 2.19%, 1.19%, 1.69% and 1.09% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $9,897 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $24,625 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $530,906 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $410,337 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $7,577 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $136,779 and $7,577 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $5,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,880,507,781 and $192,635,464, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	9,908,566	11,309,763
Issued to shareholders electing to receive payments of distributions in Fund shares	423,678	2,596,202
Redemptions	(28,831,072)	(25,995,636)

Net decrease	(18,498,828)	(12,089,671)

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	2,586,829	1,396,609
Issued to shareholders electing to receive payments of distributions in Fund shares	33,135	206,162
Redemptions	(1,406,119)	(1,273,229)

Net increase	1,213,845	329,542

	Year Ended October 31,
Class I	2017	2016

Sales	219,597,643	77,613,764
Issued to shareholders electing to receive payments of distributions in Fund shares	2,108,837	5,868,499
Redemptions	(41,978,333)	(44,636,785)

Net increase	179,728,147	38,845,478

	Year Ended October 31,
Class R	2017	2016

Sales	24,637	67,401
Issued to shareholders electing to receive payments of distributions in Fund shares	6,970	32,873
Redemptions	(335,986)	(84,250)

Net increase (decrease)	(304,379)	16,024

Class R6	Period Ended October 31, 2017(1)

Sales	746,157
Redemptions	(1,720)

Net increase	744,437

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

19

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $1,319,842, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2017, the Fund paid foreign taxes of $1,878,501 and recognized foreign source income of $92,431,061.

20

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments

Foreign Government Bonds — 51.4%

Security		Principal Amount (000’s omitted)	Value

Albania — 1.3%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	39,250	$51,556,087

Total Albania			$51,556,087

Australia — 3.3%
Australia Government Bond, 3.00%, 3/21/47(1)(2)	AUD	151,520	$106,599,715
Australia Government Bond, 3.25%, 6/21/39(1)(2)	AUD	34,500	26,392,081

Total Australia			$132,991,796

Barbados — 0.7%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	22,109	$17,908,290
Barbados Government International Bond, 6.625%, 12/5/35(3)	USD	3,039	2,461,590
Barbados Government International Bond, 7.00%, 8/4/22(1)	USD	263	239,430
Barbados Government International Bond, 7.00%, 8/4/22(3)	USD	2,128	1,937,289
Barbados Government International Bond, 7.25%, 12/15/21(1)	USD	6,458	6,089,894

Total Barbados			$28,636,493

Belarus — 1.7%
Republic of Belarus, 6.875%, 2/28/23(1)(2)	USD	35,984	$38,360,384
Republic of Belarus, 7.625%, 6/29/27(1)(2)	USD	29,279	32,375,254

Total Belarus			$70,735,638

Cyprus — 3.6%
Republic of Cyprus, 3.75%, 7/26/23(1)	EUR	43,467	$58,331,390
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	6,301	8,403,858
Republic of Cyprus, 4.25%, 11/4/25(1)	EUR	57,274	79,915,270

Total Cyprus			$146,650,518

Dominican Republic — 2.6%
Dominican Republic, 10.375%, 3/4/22(1)	DOP	210,500	$4,600,318
Dominican Republic, 10.375%, 3/6/26(1)	DOP	913,000	19,762,244
Dominican Republic, 10.40%, 5/10/19(1)	DOP	1,386,500	29,723,933
Dominican Republic, 14.00%, 6/8/18(1)	DOP	1,008,800	21,703,641
Dominican Republic, 15.00%, 4/5/19(1)	DOP	584,500	13,309,926
Dominican Republic, 15.00%, 4/5/19(3)	DOP	75,000	1,707,861
Dominican Republic, 15.95%, 6/4/21(1)	DOP	201,300	5,103,023
Dominican Republic, 16.00%, 7/10/20(1)	DOP	320,000	7,835,919

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic, 16.95%, 2/4/22(1)	DOP	98,000	$2,590,628

Total Dominican Republic			$106,337,493

Ecuador — 0.6%
Republic of Ecuador, 10.50%, 3/24/20(1)	USD	15,933	$17,366,970
Republic of Ecuador, 10.50%, 3/24/20(3)	USD	6,358	6,930,220

Total Ecuador			$24,297,190

El Salvador — 3.5%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	4,109	$4,078,183
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	17,931	17,908,586
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	13,206	13,750,747
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	14,000	14,665,000
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	38,315	41,571,775
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	4,964	5,547,270
Republic of El Salvador, 8.625%, 2/28/29(1)(2)	USD	37,552	42,621,520
Republic of El Salvador, 8.625%, 2/28/29(3)	USD	1,062	1,205,370

Total El Salvador			$141,348,451

Georgia — 0.2%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	335	$127,788
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	4,325	1,664,959
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	1,969	839,126
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	2,632	1,137,054
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	8,630	3,377,273
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,998	893,550

Total Georgia			$8,039,750

Iceland — 2.7%
Republic of Iceland, 5.00%, 11/15/28	ISK	1,753,946	$16,697,828
Republic of Iceland, 6.25%, 2/5/20	ISK	72,674	713,511
Republic of Iceland, 6.50%, 1/24/31	ISK	5,991,265	65,205,496
Republic of Iceland, 7.25%, 10/26/22	ISK	552,876	5,814,979
Republic of Iceland, 8.00%, 6/12/25	ISK	1,937,677	22,009,454

Total Iceland			$110,441,268

Indonesia — 2.1%
Indonesia Government Bond, 7.50%, 5/15/38	IDR	231,586,000	$17,325,621
Indonesia Government Bond, 8.25%, 5/15/36	IDR	355,305,000	28,358,906
Indonesia Government Bond, 8.375%, 3/15/34	IDR	61,365,000	4,913,725
Indonesia Government Bond, 8.75%, 5/15/31	IDR	396,320,000	32,874,470

Total Indonesia			$83,472,722

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Kazakhstan — 0.2%
Kazakhstan Government International Bond, 9.60%, 4/3/21	KZT	2,974,820	$9,191,595

Total Kazakhstan			$9,191,595

Macedonia — 5.0%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	61,170	$76,040,321
Republic of Macedonia, 3.975%, 7/24/21(3)	EUR	34,257	42,584,817
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	35,173	44,707,584
Republic of Macedonia, 4.875%, 12/1/20(3)	EUR	15,035	19,110,640
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	16,719	21,996,504

Total Macedonia			$204,439,866

New Zealand — 5.2%
New Zealand Government Bond, 2.00%, 9/20/25(1)(4)	NZD	50,178	$35,558,823
New Zealand Government Bond, 2.50%, 9/20/35(1)(4)	NZD	101,283	75,575,289
New Zealand Government Bond, 2.50%, 9/20/40(4)	NZD	67,283	48,915,941
New Zealand Government Bond, 3.00%, 9/20/30(1)(4)	NZD	66,765	52,688,033

Total New Zealand			$212,738,086

Peru — 2.1%
Peru Government Bond, 6.35%, 8/12/28	PEN	43,462	$14,391,143
Peru Government Bond, 8.20%, 8/12/26	PEN	192,906	72,858,825

Total Peru			$87,249,968

Rwanda — 0.2%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	5,665	$5,894,200

Total Rwanda			$5,894,200

Serbia — 7.4%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	20,057,250	$204,273,733
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	1,964,380	19,843,916
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	16,962,231
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,029,560	59,093,703
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	87,500	1,058,264

Total Serbia			$301,231,847

Sri Lanka — 6.3%
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	6,287,550	$40,419,462
Sri Lanka Government Bond, 8.00%, 11/1/19	LKR	120,000	756,811
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	368,000	2,359,421
Sri Lanka Government Bond, 8.75%, 10/15/18	LKR	2,088,000	13,512,449
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	1,888,000	11,938,698
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	2,452,740	15,746,567

Security		Principal Amount (000’s omitted)		Value

Sri Lanka (continued)
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,369,000		$8,779,039
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,176,900		14,081,075
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	4,623,500		29,984,688
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	596,930		3,946,522
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	1,720,000		11,356,814
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,512,000		10,045,999
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	3,078,720		20,599,137
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	991,000		6,664,300
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000		674,601
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	3,151,870		21,215,137
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	515,580		3,484,787
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	238,000		1,614,849
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	692,000		4,749,379
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	3,438,000		23,543,446
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	94,000		643,396
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,273,000		8,815,590

Total Sri Lanka				$254,932,167

Suriname — 0.8%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	31,100		$33,860,125

Total Suriname				$33,860,125

Tanzania — 0.0%(5)
United Republic of Tanzania, 7.452%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(7)	USD	0	(6)	$255

Total Tanzania				$255

Thailand — 1.9%
Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	2,573,168		$75,492,416

Total Thailand				$75,492,416

Total Foreign Government Bonds (identified cost $1,971,391,278)				$2,089,537,931

Foreign Corporate Bonds — 1.4%

Security		Principal Amount (000’s omitted)		Value

Argentina — 0.5%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(1)(7)	ARS	165,870		$9,424,929
YPF SA, 25.458%, (Badlar + 4.00%), 7/7/20(1)(7)	USD	10,071		9,655,370

Total Argentina				$19,080,299

22	See Notes to Consolidated Financial Statements.

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October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ecuador — 0.4%
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 6.961%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(7)	USD	5,970	$6,107,418
Petroamazonas EP, 4.625%, 2/16/20(1)	USD	11,180	10,891,556

Total Ecuador			$16,998,974

Georgia — 0.2%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	16,810	$6,469,274
Bank of Georgia JSC, 11.00%, 6/1/20(1)	GEL	4,030	1,560,930

Total Georgia			$8,030,204

Honduras — 0.3%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	11,900	$12,435,500

Total Honduras			$12,435,500

Total Foreign Corporate Bonds (identified cost $59,406,162)			$56,544,977

Sovereign Loans — 2.2%

Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.7%
Government of Barbados, Term Loan, 11.44%, (3 mo. USD LIBOR + 10.00%), Maturing December 20, 2019(7)(8)		$27,400	$27,519,245

Total Barbados			$27,519,245

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.21%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(7)(8)		$8,622	$8,475,481

Total Ethiopia			$8,475,481

Kenya — 0.1%
Government of Kenya, Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(7)		$3,134	$3,134,000

Total Kenya			$3,134,000

Borrower	Principal Amount (000’s omitted)	Value

Tanzania — 1.2%
Government of the United Republic of Tanzania, Term Loan, 6.65%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(7)	$50,800	$51,816,406

Total Tanzania		$51,816,406

Total Sovereign Loans (identified cost $89,234,440)		$90,945,132

Collateralized Mortgage Obligations — 0.0%(5)

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 5.861%, (7.10% - 1 mo. USD LIBOR), 3/15/34(9)(10)	$2,081	$411,280

		$411,280

Federal National Mortgage Association:
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(10)	$493	$16,339
Series 2010-109, (Interest Only), Class PS, 5.362%, (6.60% - 1 mo. USD LIBOR), 10/25/40(9)(10)	5,059	906,020

		$922,359

Total Collateralized Mortgage Obligations (identified cost $649,427)		$1,333,639

Common Stocks — 6.2%

Security	Shares	Value

Cyprus — 0.3%
Bank of Cyprus Holdings PLC(11)(12)	2,737,908	$9,247,928
Bank of Cyprus Holdings PLC(11)(12)	1,075,268	3,592,288

Total Cyprus		$12,840,216

Iceland — 2.3%
Eik Fasteignafelag HF	66,297,714	$6,254,501
Eimskipafelag Islands HF	3,456,470	8,848,458
Hagar HF	34,351,534	11,171,495
Icelandair Group HF	37,792,958	5,912,428
Marel HF	4,417,300	14,532,991

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Iceland (continued)
N1 HF	2,000,400	$2,133,735
Reginn HF(11)	38,409,360	8,630,908
Reitir Fasteignafelag HF	17,218,221	13,451,990
Siminn HF	243,429,340	8,909,048
Sjova-Almennar Tryggingar HF	32,050,814	5,135,667
Tryggingamidstodin HF	9,471,822	2,950,122
Vatryggingafelag Islands HF	67,576,501	7,240,110

Total Iceland		$95,171,453

Japan — 1.2%
Mitsubishi UFJ Financial Group, Inc.	2,534,900	$17,194,586
Mizuho Financial Group, Inc.	5,230,300	9,502,829
Resona Holdings, Inc.	728,000	3,935,079
Sumitomo Mitsui Financial Group, Inc.	314,900	12,615,750
Sumitomo Mitsui Trust Holdings, Inc.	161,000	6,354,642

Total Japan		$49,602,886

Singapore — 0.4%
Yoma Strategic Holdings, Ltd.	32,962,666	$14,141,421

Total Singapore		$14,141,421

South Korea — 1.1%
AMOREPACIFIC Corp.	2,100	$589,243
AMOREPACIFIC Group	4,795	614,895
Coway Co., Ltd.	4,334	376,792
Hana Financial Group, Inc.	21,300	911,615
Hankook Tire Co., Ltd.	7,305	352,580
Hyundai Heavy Industries Co., Ltd.(11)	3,633	508,135
Hyundai Mobis Co., Ltd.	5,080	1,208,814
Hyundai Motor Co.	16,788	2,415,233
Hyundai Steel Co.	6,831	351,081
Industrial Bank of Korea	32,753	448,757
Kangwon Land, Inc.	16,200	496,563
KB Financial Group, Inc.	38,131	1,993,653
Kia Motors Corp.	16,500	522,268
Korea Electric Power Corp.	21,500	753,781
Korea Zinc Co., Ltd.	1,431	654,577
KT&G Corp.	12,410	1,175,175
LG Chem, Ltd.	4,000	1,442,226
LG Corp.	8,624	663,097
LG Display Co., Ltd.	19,684	514,945
LG Electronics, Inc.	8,600	700,095
LG Household & Health Care, Ltd.	727	764,064
Lotte Chemical Corp.	1,700	561,509
Lotte Corp.	2,102	139,986

Security	Shares	Value

South Korea (continued)
Lotte Shopping Co., Ltd.	1,640	$329,605
Naver Corp.	4,625	3,696,633
POSCO	5,000	1,457,427
S-Oil Corp.	6,100	701,313
Samsung Biologics Co., Ltd.(3)(11)	3,300	1,132,159
Samsung C&T Corp.	7,800	1,031,848
Samsung Electronics Co., Ltd.	3,419	8,428,193
Samsung Fire & Marine Insurance Co., Ltd.	2,300	561,228
Samsung Life Insurance Co., Ltd.	9,200	1,109,192
Samsung SDI Co., Ltd.	4,297	791,715
Samsung SDS Co., Ltd.	4,524	837,686
Shinhan Financial Group Co., Ltd.	30,344	1,362,998
SK Holdings Co., Ltd.	2,500	646,925
SK Hynix, Inc.	51,041	3,763,389
SK Innovation Co., Ltd.	3,677	674,512
SK Telecom Co., Ltd.	4,000	944,320
Woori Bank	45,755	669,588

Total South Korea		$46,297,815

Vietnam — 0.9%
Bank for Foreign Trade of Vietnam JSC	1,239,000	$2,259,691
Bank for Investment and Development of Vietnam JSC	683,300	658,060
Bao Viet Holdings	231,400	509,454
Binh Minh Plastics JSC	300,860	979,735
Coteccons Construction JSC	152,360	1,462,310
Danang Rubber JSC	97,400	84,966
Domesco Medical Import Export JSC	195,910	896,603
HA TIEN 1 Cement JSC	255,650	146,286
Hoa Phat Group JSC(11)	1,276,000	2,079,650
Hoa Sen Group	207,800	211,967
KIDO Group Corp.	417,790	682,180
Kinh Bac City Development Share Holding Corp.(11)	758,700	429,627
Masan Group Corp.	1,103,660	2,890,142
PetroVietnam Drilling & Well Services JSC(11)	382,700	252,187
PetroVietnam Fertilizer & Chemical JSC	449,560	421,665
PetroVietnam Gas JSC	241,800	762,287
PetroVietnam Nhon Trach 2 Power JSC	974,000	1,284,866
PetroVietnam Technical Services Corp.	925,300	619,599
Pha Lai Thermal Power JSC	252,860	231,630
Refrigeration Electrical Engineering Corp.	703,160	1,059,424
Saigon - Hanoi Commercial Joint Stock Bank(11)	1,314,700	451,144
Saigon Securities, Inc.	978,100	974,101
Saigon Thuong Tin Commercial JSB(11)	1,730,110	837,353
Tan Tao Investment & Industry JSC(11)	1,576,300	238,412
Viet Capital Securities JSC(11)	338,440	935,088

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Vietnam (continued)

Vietnam Construction and Import-Export JSC		458,800	$432,913
Vietnam Dairy Products JSC		667,000	4,434,324
Vietnam Joint Stock Commercial Bank for Industry and Trade		216,000	178,349
Vietnam Prosperity JSC Bank(11)		1,144,060	2,047,597
Vingroup JSC(11)		2,331,930	6,004,676

Total Vietnam			$34,456,286

Total Common Stocks (identified cost $235,975,897)			$252,510,077

Short-Term Investments — 39.6%

Foreign Government Securities — 7.6%

Security	Principal Amount (000’s omitted)		Value

Egypt — 5.5%
Egypt Treasury Bill, 0.00%, 11/7/17	EGP	71,800	$4,066,685
Egypt Treasury Bill, 0.00%, 11/14/17	EGP	245,875	13,876,026
Egypt Treasury Bill, 0.00%, 11/21/17	EGP	242,925	13,660,562
Egypt Treasury Bill, 0.00%, 11/28/17	EGP	100,100	5,609,005
Egypt Treasury Bill, 0.00%, 12/5/17	EGP	250,000	13,966,207
Egypt Treasury Bill, 0.00%, 12/12/17	EGP	210,950	11,743,433
Egypt Treasury Bill, 0.00%, 12/19/17	EGP	47,600	2,640,649
Egypt Treasury Bill, 0.00%, 1/2/18	EGP	48,250	2,661,048
Egypt Treasury Bill, 0.00%, 1/9/18	EGP	29,575	1,625,546
Egypt Treasury Bill, 0.00%, 1/16/18	EGP	180,775	9,902,453
Egypt Treasury Bill, 0.00%, 2/6/18	EGP	86,625	4,709,599
Egypt Treasury Bill, 0.00%, 2/13/18	EGP	112,975	6,082,301
Egypt Treasury Bill, 0.00%, 2/20/18	EGP	71,575	3,865,011
Egypt Treasury Bill, 0.00%, 3/6/18	EGP	146,150	7,838,821
Egypt Treasury Bill, 0.00%, 3/13/18	EGP	48,525	2,593,903
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	139,800	7,398,178
Egypt Treasury Bill, 0.00%, 4/10/18	EGP	461,350	24,333,137
Egypt Treasury Bill, 0.00%, 4/17/18	EGP	783,000	41,160,714
Egypt Treasury Bill, 0.00%, 4/24/18	EGP	716,350	37,353,123
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	78,725	4,092,312
Egypt Treasury Bill, 0.00%, 5/29/18	EGP	94,325	4,845,556

Total Egypt			$224,024,269

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	420	$158,087
Georgia Treasury Bill, 0.00%, 7/19/18	GEL	7,625	2,779,181

Total Georgia			$2,937,268

Security	Principal Amount (000’s omitted)		Value

Nigeria — 2.0%
Nigeria Treasury Bill, 0.00%, 3/15/18	NGN	619,410	$1,608,319
Nigeria Treasury Bill, 0.00%, 4/5/18	NGN	3,448,850	8,855,061
Nigeria Treasury Bill, 0.00%, 4/12/18	NGN	5,632,625	14,413,003
Nigeria Treasury Bill, 0.00%, 4/19/18	NGN	3,097,070	7,898,152
Nigeria Treasury Bill, 0.00%, 5/3/18	NGN	9,455,510	23,946,723
Nigeria Treasury Bill, 0.00%, 7/5/18	NGN	3,397,580	8,343,999
Nigeria Treasury Bill, 0.00%, 7/12/18	NGN	1,235,480	3,024,239
Nigeria Treasury Bill, 0.00%, 7/19/18	NGN	1,399,450	3,414,432
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	334,800	806,335
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	1,758,360	4,184,784
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	1,673,980	3,971,320

Total Nigeria			$80,466,367

Total Foreign Government Securities (identified cost $305,585,099)			$307,427,904

U.S. Treasury Obligations — 14.2%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/16/17		$100,000	$99,959,479
U.S. Treasury Bill, 0.00%, 11/24/17		100,000	99,938,507
U.S. Treasury Bill, 0.00%, 11/30/17		100,000	99,920,443
U.S. Treasury Bill, 0.00%, 12/7/17		100,000	99,902,375
U.S. Treasury Bill, 0.00%, 12/14/17		100,000	99,885,035
U.S. Treasury Bill, 0.00%, 12/21/17(13)		47,000	46,937,007
U.S. Treasury Bill, 0.00%, 1/11/18(13)		29,000	28,939,435

Total U.S. Treasury Obligations (identified cost $575,475,401)			$575,482,281

Repurchase Agreements — 0.1%

Description		Principal Amount (000’s omitted)	Value
JPMorgan Chase Bank, N.A.:
Dated 10/17/17 with a maturity date of 11/20/17, an interest rate of 0.67% payable by the Portfolio and repurchase proceeds of EUR 4,521,422, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,116,585.	EUR	4,524	$5,269,915

Total Repurchase Agreements (identified cost $5,324,206)			$5,269,915

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Other — 17.7%

Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(14)		721,209,995	$721,282,116

Total Other (identified cost $721,282,116)			$721,282,116

Total Short-Term Investments (identified cost $1,607,666,822)			$1,609,462,216

Total Purchased Options and Swaptions — 0.1% (identified cost $17,302,109)			$4,297,121

Total Investments — 100.9% (identified cost $3,981,626,135)			$4,104,631,093

Total Written Options — (0.0)%(5) (premiums received $3,086,980)			$(257,338)

Securities Sold Short — (0.1)%

Foreign Government Bonds — (0.1)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.1)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,061,388)

Total Spain			$(5,061,388)

Total Foreign Government Bonds (proceeds $5,136,150)			$(5,061,388)

Total Securities Sold Short (proceeds $5,136,150)			$(5,061,388)

Other Assets, Less Liabilities — (0.8)%			$(31,332,998)

Net Assets — 100.0%			$4,067,979,369

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $1,160,200,589 or 28.5% of the Portfolio’s net assets.

(2)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $77,069,946 or 1.9% of the Portfolio’s net assets.

(4)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)	Principal amount is less than $500.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.

(10)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(11)	Non-income producing security.

(12)	Securities are traded on separate exchanges for the same entity.

(13)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(14)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Currency Options Purchased — 0.0%(5)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	Deutsche Bank AG	EUR	16,322,000	SEK	9.53	1/16/18	$47,893
Call SEK/Put EUR	Deutsche Bank AG	EUR	15,271,000	SEK	9.53	1/16/18	44,809
Call SEK/Put EUR	The Toronto-Dominion Bank	EUR	47,706,000	SEK	9.53	1/16/18	140,926
Call SEK/Put EUR	UBS AG	EUR	25,712,000	SEK	9.52	1/16/18	70,684
Put CNH/Call USD	BNP Paribas	USD	109,700,000	CNH	6.90	11/2/17	1,755
Put CNH/Call USD	BNP Paribas	USD	40,800,000	CNH	7.12	3/8/18	29,172
Put CNH/Call USD	BNP Paribas	USD	94,000,000	CNH	7.06	3/27/18	141,846
Put CNH/Call USD	Deutsche Bank AG	USD	23,400,000	CNH	7.15	3/12/18	15,397
Put CNH/Call USD	Goldman Sachs International	USD	47,000,000	CNH	7.06	3/27/18	70,923
Put EUR/Call USD	BNP Paribas	USD	103,555,000	USD	0.88	2/28/22	659,024
Put EUR/Call USD	Goldman Sachs International	USD	103,630,000	USD	0.87	2/24/22	592,453

Total							$1,814,882

Call Options Purchased — 0.1%
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

FTSE 100 Index	Goldman Sachs International	1,661	GBP	12,446,006	GBP	6,275.00	2/15/22	$2,482,239

Total								$2,482,239

Interest Rate Swaptions Purchased — 0.0%
Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 11/17/47 to receive 3-month USD-LIBOR-BBA Rate and pay 3.30%	Goldman Sachs International	$285,120,000	11/15/17	$0

Total				$0

Currency Options Written — (0.0)%(5)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	BNP Paribas	USD	40,800,000	CNH	7.12	3/8/18	$(29,172)
Put CNH/Call USD	BNP Paribas	USD	94,000,000	CNH	7.06	3/27/18	(141,846)
Put CNH/Call USD	Deutsche Bank AG	USD	11,600,000	CNH	7.15	3/12/18	(7,633)
Put CNH/Call USD	Deutsche Bank AG	USD	11,800,000	CNH	7.15	3/12/18	(7,764)
Put CNH/Call USD	Goldman Sachs International	USD	17,600,000	CNH	7.06	3/27/18	(26,558)
Put CNH/Call USD	Goldman Sachs International	USD	29,400,000	CNH	7.06	3/27/18	(44,365)

Total							$(257,338)

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	17,500,000	USD	13,982,500	Citibank, N.A.	11/2/17	$—	$(588,878)
AUD	4,710,000	USD	3,768,438	JPMorgan Chase Bank, N.A.	11/2/17	—	(163,640)
COP	62,241,800,000	USD	20,479,733	Citibank, N.A.	11/2/17	—	(19,254)
COP	62,241,800,000	USD	21,056,802	Citibank, N.A.	11/2/17	—	(596,323)
EUR	21,896,866	HUF	6,690,478,000	HSBC Bank USA, N.A.	11/2/17	477,559	—
EUR	27,262,814	HUF	8,400,000,000	HSBC Bank USA, N.A.	11/2/17	332,780	—
EUR	13,976,786	HUF	4,273,640,000	JPMorgan Chase Bank, N.A.	11/2/17	293,219	—
EUR	74,759,593	PLN	317,190,000	BNP Paribas	11/2/17	—	(57,633)
EUR	2,063,184	USD	2,403,218	JPMorgan Chase Bank, N.A.	11/2/17	82	—
EUR	1,078,000	USD	1,255,654	Standard Chartered Bank	11/2/17	53	—
HUF	18,945,072,000	EUR	60,983,300	BNP Paribas	11/2/17	—	(163,089)
HUF	419,046,000	EUR	1,376,675	JPMorgan Chase Bank, N.A.	11/2/17	—	(35,973)
KRW	8,958,000,000	USD	7,989,654	Australia and New Zealand Banking Group Limited	11/2/17	6,062	—
KRW	37,498,800,000	USD	33,445,237	Barclays Bank PLC	11/2/17	25,375	—
KRW	17,367,100,000	USD	15,489,743	Goldman Sachs International	11/2/17	11,752	—
KRW	51,195,000,000	USD	45,520,019	UBS AG	11/2/17	175,522	—
KRW	12,628,900,000	USD	11,228,983	UBS AG	11/2/17	43,298	—
NZD	43,600,000	USD	29,804,960	JPMorgan Chase Bank, N.A.	11/2/17	30,527	—
PHP	217,000,000	USD	4,229,195	Bank of America, N.A.	11/2/17	—	(25,805)
PHP	629,600,000	USD	12,413,249	BNP Paribas	11/2/17	—	(217,608)
PHP	809,300,000	USD	15,965,674	Citibank, N.A.	11/2/17	—	(289,160)
PHP	1,341,700,000	USD	25,964,702	Nomura International PLC	11/2/17	24,644	—
PHP	314,200,000	USD	6,080,427	UBS AG	11/2/17	5,771	—
PLN	106,642,000	EUR	24,925,236	HSBC Bank USA, N.A.	11/2/17	263,506	—
PLN	144,000,000	EUR	33,979,254	HSBC Bank USA, N.A.	11/2/17	—	(19,734)
PLN	45,070,000	EUR	10,538,056	JPMorgan Chase Bank, N.A.	11/2/17	106,789	—
PLN	21,478,000	EUR	5,012,724	JPMorgan Chase Bank, N.A.	11/2/17	61,561	—
USD	16,975,103	AUD	22,210,000	JPMorgan Chase Bank, N.A.	11/2/17	—	(23,317)
USD	1,392,961	AUD	1,726,105	State Street Bank and Trust Company	11/2/17	71,886	—
USD	20,712,745	COP	62,241,800,000	Citibank, N.A.	11/2/17	252,267	—
USD	20,479,733	COP	62,241,800,000	Citibank, N.A.	11/2/17	19,254	—
USD	7,907,141	KRW	8,958,000,000	Australia and New Zealand Banking Group Limited	11/2/17	—	(88,575)
USD	33,607,098	KRW	37,498,800,000	Barclays Bank PLC	11/2/17	136,486	—
USD	15,554,949	KRW	17,367,100,000	Goldman Sachs International	11/2/17	53,453	—
USD	11,263,735	KRW	12,628,900,000	UBS AG	11/2/17	—	(8,546)
USD	45,660,899	KRW	51,195,000,000	UBS AG	11/2/17	—	(34,643)
USD	5,318,965	NZD	7,100,000	BNP Paribas	11/2/17	460,434	—
USD	27,316,600	NZD	36,500,000	Citibank, N.A.	11/2/17	2,339,644	—
USD	4,199,404	PHP	217,000,000	Bank of America, N.A.	11/2/17	—	(3,986)
USD	12,184,077	PHP	629,600,000	BNP Paribas	11/2/17	—	(11,565)
USD	15,661,648	PHP	809,300,000	Citibank, N.A.	11/2/17	—	(14,865)
USD	25,901,544	PHP	1,341,700,000	Nomura International PLC	11/2/17	—	(87,802)
USD	6,053,950	PHP	314,200,000	UBS AG	11/2/17	—	(32,249)
EUR	84,470,000	USD	98,323,080	Standard Chartered Bank	11/3/17	76,824	—

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KRW	1,727,500,000	USD	1,535,010	BNP Paribas	11/3/17	$7,022	$—
KRW	20,552,600,000	USD	18,267,354	UBS AG	11/3/17	78,677	—
KZT	565,650,000	USD	1,729,817	Deutsche Bank AG	11/3/17	—	(41,375)
KZT	1,131,300,000	USD	3,459,633	Deutsche Bank AG	11/3/17	—	(82,750)
PHP	618,300,000	USD	12,176,054	Citibank, N.A.	11/3/17	—	(199,298)
PHP	255,600,000	USD	5,042,912	JPMorgan Chase Bank, N.A.	11/3/17	—	(91,823)
PHP	403,400,000	USD	7,949,552	UBS AG	11/3/17	—	(135,508)
SEK	117,500,000	EUR	12,269,362	Goldman Sachs International	11/3/17	—	(256,501)
SEK	141,071,000	EUR	14,762,558	Goldman Sachs International	11/3/17	—	(345,127)
USD	100,031,063	EUR	84,470,000	Standard Chartered Bank	11/3/17	1,631,159	—
USD	7,654,706	KRW	8,597,000,000	Goldman Sachs International	11/3/17	—	(19,303)
USD	12,181,163	KRW	13,683,100,000	UBS AG	11/3/17	—	(32,892)
USD	5,067,035	KZT	1,696,950,000	Deutsche Bank AG	11/3/17	1,711	—
USD	12,402,245	PHP	640,700,000	Deutsche Bank AG	11/3/17	—	(8,408)
USD	12,313,346	PHP	636,600,000	Nomura International PLC	11/3/17	—	(17,889)
CZK	472,437,000	EUR	18,272,559	Deutsche Bank AG	11/6/17	161,349	—
EUR	13,015,972	HUF	4,050,870,000	BNP Paribas	11/6/17	8,793	—
KZT	567,380,000	USD	1,729,817	Deutsche Bank AG	11/6/17	—	(37,017)
PLN	33,657,000	EUR	7,819,844	BNP Paribas	11/6/17	135,618	—
COP	99,869,066,000	USD	33,338,585	Standard Chartered Bank	11/7/17	—	(525,199)
USD	22,642,727	CLP	14,742,000,000	Standard Chartered Bank	11/7/17	—	(518,570)
PEN	44,487,000	USD	13,604,587	Citibank, N.A.	11/8/17	77,706	—
PEN	24,805,000	USD	7,624,097	Goldman Sachs International	11/8/17	4,857	—
AUD	20,373,810	USD	16,343,687	Goldman Sachs International	11/9/17	—	(751,613)
AUD	67,250,000	USD	53,139,941	Goldman Sachs International	11/9/17	—	(1,673,526)
ILS	196,760,000	USD	54,742,231	Goldman Sachs International	11/9/17	1,146,605	—
ILS	80,932,781	USD	22,635,374	Goldman Sachs International	11/9/17	353,236	—
ILS	52,597,000	USD	14,716,152	Goldman Sachs International	11/9/17	223,800	—
ILS	34,143,219	USD	9,559,910	Goldman Sachs International	11/9/17	138,325	—
ILS	27,427,000	USD	7,653,263	Goldman Sachs International	11/9/17	137,259	—
ILS	9,950,000	USD	2,787,661	Goldman Sachs International	11/9/17	38,593	—
ILS	20,463,000	USD	5,831,244	Goldman Sachs International	11/9/17	—	(18,816)
ILS	140,000,000	USD	40,077,866	Goldman Sachs International	11/9/17	—	(311,465)
SEK	225,000,000	EUR	23,409,808	Goldman Sachs International	11/9/17	—	(392,518)
SEK	224,572,000	EUR	23,458,895	Goldman Sachs International	11/9/17	—	(500,861)
SEK	375,000,000	EUR	39,010,891	HSBC Bank USA, N.A.	11/9/17	—	(647,839)
USD	67,968,909	AUD	86,016,451	Goldman Sachs International	11/9/17	2,140,532	—
USD	1,267,732	AUD	1,607,359	Goldman Sachs International	11/9/17	37,620	—
USD	27,205,862	EUR	23,040,000	Goldman Sachs International	11/9/17	358,053	—
USD	7,174,662	EUR	6,076,000	Goldman Sachs International	11/9/17	94,485	—
USD	4,770,858	EUR	4,027,434	Goldman Sachs International	11/9/17	77,812	—
USD	2,906,408	EUR	2,465,000	Goldman Sachs International	11/9/17	34,018	—
USD	1,077,383	EUR	900,000	Goldman Sachs International	11/9/17	28,640	—
USD	22,101,938	EUR	18,750,000	Standard Chartered Bank	11/9/17	253,134	—
USD	11,427,825	EUR	9,627,566	Standard Chartered Bank	11/9/17	209,116	—
USD	3,778,211	EUR	3,199,000	Standard Chartered Bank	11/9/17	50,514	—

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	11,038,675	NZD	15,526,000	Goldman Sachs International	11/9/17	$415,784	$—
USD	8,600,725	NZD	12,097,000	Goldman Sachs International	11/9/17	323,956	—
CZK	221,895,000	EUR	8,526,552	Deutsche Bank AG	11/10/17	140,676	—
CZK	1,144,799,000	EUR	43,990,801	HSBC Bank USA, N.A.	11/10/17	724,985	—
CZK	577,961,000	EUR	22,208,769	HSBC Bank USA, N.A.	11/10/17	366,412	—
THB	271,828,000	USD	8,170,364	Deutsche Bank AG	11/10/17	12,199	—
THB	161,026,000	USD	4,836,342	Standard Chartered Bank	11/10/17	10,861	—
USD	16,165,260	JPY	1,765,206,000	Goldman Sachs International	11/10/17	635,803	—
USD	3,189,235	JPY	356,761,548	Goldman Sachs International	11/10/17	50,614	—
USD	7,728,974	THB	271,828,000	Deutsche Bank AG	11/10/17	—	(453,589)
USD	4,566,818	THB	161,026,000	Standard Chartered Bank	11/10/17	—	(280,384)
CZK	58,317,000	EUR	2,258,117	Deutsche Bank AG	11/13/17	16,845	—
KZT	1,107,185,000	USD	3,385,887	Goldman Sachs International	11/13/17	—	(86,219)
RUB	2,840,291,000	USD	46,603,862	Credit Suisse International	11/13/17	1,921,370	—
USD	3,299,121	KZT	1,107,185,000	Goldman Sachs International	11/13/17	—	(547)
COP	23,256,704,000	USD	7,630,778	Standard Chartered Bank	11/14/17	5,587	—
COP	13,658,225,000	USD	4,599,503	Standard Chartered Bank	11/14/17	—	(114,809)
COP	32,880,231,000	USD	11,085,715	Standard Chartered Bank	11/14/17	—	(289,453)
ARS	145,273,000	USD	8,244,779	BNP Paribas	11/15/17	—	(81,368)
CZK	609,661,000	EUR	23,460,591	Deutsche Bank AG	11/15/17	346,315	—
CZK	1,020,865,000	EUR	39,752,381	Deutsche Bank AG	11/15/17	34,270	—
CZK	637,468,000	EUR	24,830,772	JPMorgan Chase Bank, N.A.	11/15/17	12,270	—
KZT	1,061,553,000	USD	3,122,215	Goldman Sachs International	11/15/17	40,458	—
ARS	221,094,700	USD	11,769,747	Citibank, N.A.	11/16/17	646,944	—
THB	193,030,000	USD	5,413,068	Deutsche Bank AG	11/16/17	397,623	—
THB	193,030,000	USD	5,820,556	Deutsche Bank AG	11/16/17	—	(9,865)
THB	36,486,000	USD	1,100,982	JPMorgan Chase Bank, N.A.	11/16/17	—	(2,661)
USD	69,573,095	EUR	59,000,000	Goldman Sachs International	11/16/17	797,273	—
USD	56,899,027	EUR	48,242,000	Goldman Sachs International	11/16/17	663,718	—
USD	5,575,679	THB	193,030,000	Deutsche Bank AG	11/16/17	—	(235,012)
USD	5,413,068	THB	193,030,000	Deutsche Bank AG	11/16/17	—	(397,623)
USD	1,024,312	THB	36,486,000	JPMorgan Chase Bank, N.A.	11/16/17	—	(74,009)
COP	61,258,000,000	USD	20,786,563	Citibank, N.A.	11/17/17	—	(677,875)
COP	26,077,150,000	USD	8,811,634	Standard Chartered Bank	11/17/17	—	(251,491)
COP	30,210,600,000	USD	10,208,353	The Bank of Nova Scotia	11/17/17	—	(291,354)
COP	66,142,000,000	USD	22,195,302	The Bank of Nova Scotia	11/17/17	—	(483,382)
COP	59,073,550,000	USD	19,975,501	The Bank of Nova Scotia	11/17/17	—	(583,886)
EUR	55,040,000	USD	66,469,606	Deutsche Bank AG	11/17/17	—	(2,306,601)
GBP	83,310,000	USD	111,766,613	Deutsche Bank AG	11/17/17	—	(1,072,793)
KZT	1,099,996,000	USD	3,393,311	Goldman Sachs International	11/17/17	—	(117,143)
USD	65,587,315	EUR	55,040,000	Deutsche Bank AG	11/17/17	1,424,310	—
USD	107,461,569	GBP	83,310,000	Deutsche Bank AG	11/17/17	—	(3,232,251)
COP	45,203,984,000	USD	15,386,233	Standard Chartered Bank	11/20/17	—	(551,490)
KZT	736,348,000	USD	2,262,206	Goldman Sachs International	11/20/17	—	(70,148)
CZK	1,150,387,000	EUR	44,088,377	JPMorgan Chase Bank, N.A.	11/22/17	861,079	—
CZK	899,672,000	EUR	34,481,752	JPMorgan Chase Bank, N.A.	11/22/17	671,105	—

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	18,132,770	HUF	5,510,730,000	HSBC Bank USA, N.A.	11/22/17	$512,755	$—
PLN	75,023,000	EUR	17,446,804	HSBC Bank USA, N.A.	11/22/17	266,229	—
ARS	161,080,000	USD	8,924,100	BNP Paribas	11/24/17	79,184	—
ARS	399,870,000	USD	22,559,662	BNP Paribas	11/24/17	—	(209,630)
CZK	969,280,000	EUR	37,169,920	HSBC Bank USA, N.A.	11/24/17	698,796	—
INR	4,822,400,000	USD	74,620,122	Citibank, N.A.	11/24/17	—	(280,763)
INR	643,400,000	USD	9,983,707	Deutsche Bank AG	11/24/17	—	(65,421)
INR	1,821,500,000	USD	28,178,274	Goldman Sachs International	11/24/17	—	(99,073)
INR	2,833,400,000	USD	43,818,626	Goldman Sachs International	11/24/17	—	(140,553)
INR	1,304,000,000	USD	20,009,207	Nomura International PLC	11/24/17	92,511	—
INR	1,176,709,124	USD	18,185,753	Standard Chartered Bank	11/24/17	—	(46,278)
INR	1,623,000,000	USD	24,898,366	UBS AG	11/24/17	120,873	—
INR	3,371,700,000	USD	52,124,107	UBS AG	11/24/17	—	(147,910)
USD	8,152,505	CLP	5,135,263,000	Citibank, N.A.	11/24/17	85,702	—
USD	7,694,934	CLP	4,864,737,000	Standard Chartered Bank	11/24/17	53,090	—
USD	14,497,803	INR	957,000,000	Deutsche Bank AG	11/24/17	—	(254,761)
USD	8,255,016	INR	545,120,000	Goldman Sachs International	11/24/17	—	(148,242)
USD	9,173,479	INR	606,000,000	Goldman Sachs International	11/24/17	—	(168,271)
USD	18,000,303	INR	1,189,100,000	Goldman Sachs International	11/24/17	—	(330,182)
USD	18,338,126	INR	1,211,600,000	JPMorgan Chase Bank, N.A.	11/24/17	—	(339,206)
USD	9,167,422	INR	606,700,000	Standard Chartered Bank	11/24/17	—	(185,118)
USD	9,166,415	INR	607,000,000	Standard Chartered Bank	11/24/17	—	(190,750)
USD	19,895,216	INR	1,310,100,000	UBS AG	11/24/17	—	(300,535)
THB	838,700,000	USD	25,294,810	JPMorgan Chase Bank, N.A.	11/27/17	—	(46,982)
EUR	11,505,368	HUF	3,501,889,000	JPMorgan Chase Bank, N.A.	11/28/17	306,528	—
PLN	47,570,000	EUR	11,075,463	JPMorgan Chase Bank, N.A.	11/28/17	149,645	—
USD	62,891,554	NZD	87,348,167	JPMorgan Chase Bank, N.A.	11/28/17	3,147,841	—
USD	70,012,188	NZD	97,200,000	UBS AG	11/28/17	3,530,095	—
ARS	203,848,000	USD	11,394,522	BNP Paribas	11/30/17	—	(41,250)
RSD	2,648,718,149	EUR	22,140,919	Deutsche Bank AG	11/30/17	33,859	—
EUR	6,228,000	USD	7,251,977	JPMorgan Chase Bank, N.A.	12/1/17	13,596	—
EUR	2,492,000	USD	2,896,402	JPMorgan Chase Bank, N.A.	12/1/17	10,761	—
EUR	1,244,000	USD	1,471,453	JPMorgan Chase Bank, N.A.	12/1/17	—	(20,205)
USD	149,725,626	EUR	126,050,240	JPMorgan Chase Bank, N.A.	12/1/17	2,675,656	—
COP	62,241,799,319	USD	20,995,716	Deutsche Bank AG	12/4/17	—	(595,391)
RSD	1,120,625,000	EUR	9,377,615	Deutsche Bank AG	12/4/17	—	(1,846)
EUR	15,378,737	HUF	4,669,292,000	BNP Paribas	12/6/17	454,692	—
PEN	14,013,000	USD	4,307,716	Deutsche Bank AG	12/6/17	—	(3,132)
PLN	63,538,000	EUR	14,748,839	BNP Paribas	12/6/17	244,423	—
CZK	1,022,059,000	EUR	39,774,249	JPMorgan Chase Bank, N.A.	12/7/17	60,799	—
EUR	27,977,000	USD	33,078,746	JPMorgan Chase Bank, N.A.	12/8/17	—	(426,857)
UGX	9,765,350,000	USD	2,608,963	Citibank, N.A.	12/8/17	31,523	—
USD	55,455,939	EUR	46,457,182	JPMorgan Chase Bank, N.A.	12/8/17	1,235,874	—
USD	20,701,376	EUR	17,122,585	JPMorgan Chase Bank, N.A.	12/8/17	717,649	—
USD	12,558,691	EUR	10,471,073	JPMorgan Chase Bank, N.A.	12/8/17	337,927	—
AUD	66,043,819	USD	52,978,753	BNP Paribas	12/11/17	—	(2,451,666)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD	21,060,000	USD	16,499,457	Deutsche Bank AG	12/11/17	$—	$(387,420)
AUD	90,520,000	USD	70,872,634	Deutsche Bank AG	12/11/17	—	(1,619,947)
AUD	47,974,750	USD	38,484,385	Deutsche Bank AG	12/11/17	—	(1,781,111)
AUD	25,282,936	USD	19,717,656	Goldman Sachs International	12/11/17	—	(374,845)
AUD	31,761,000	USD	25,488,139	Goldman Sachs International	12/11/17	—	(1,189,259)
NZD	80,800,000	USD	55,946,728	BNP Paribas	12/11/17	—	(694,007)
USD	60,899,670	AUD	78,000,000	Deutsche Bank AG	12/11/17	1,225,459	—
USD	8,842,468	AUD	11,253,625	Goldman Sachs International	12/11/17	232,838	—
USD	11,349,135	AUD	14,472,320	UBS AG	12/11/17	277,029	—
USD	21,129,719	NZD	29,054,072	BNP Paribas	12/11/17	1,261,940	—
USD	55,147,431	NZD	79,120,000	BNP Paribas	12/11/17	1,043,529	—
USD	15,714,991	NZD	22,123,351	BNP Paribas	12/11/17	586,583	—
USD	12,244,755	NZD	17,238,000	BNP Paribas	12/11/17	457,052	—
USD	38,461,565	NZD	53,327,000	Deutsche Bank AG	12/11/17	1,995,453	—
USD	25,459,566	NZD	35,317,000	Goldman Sachs International	12/11/17	1,309,067	—
EUR	86,560,000	USD	104,662,726	JPMorgan Chase Bank, N.A.	12/12/17	—	(3,611,211)
GBP	43,180,000	USD	56,974,931	Deutsche Bank AG	12/12/17	442,410	—
GBP	3,300,000	USD	4,431,174	Deutsche Bank AG	12/12/17	—	(43,096)
SEK	204,685,000	EUR	21,477,007	UBS AG	12/12/17	—	(565,710)
THB	45,000,000	USD	1,358,368	Goldman Sachs International	12/12/17	—	(3,621)
THB	142,581,000	USD	4,297,456	Goldman Sachs International	12/12/17	—	(4,985)
USD	46,256,900	EUR	38,780,000	JPMorgan Chase Bank, N.A.	12/12/17	984,514	—
USD	56,749,357	EUR	47,780,000	JPMorgan Chase Bank, N.A.	12/12/17	970,229	—
USD	61,512,097	GBP	46,480,000	Deutsche Bank AG	12/12/17	—	(293,322)
USD	5,662,310	THB	187,581,000	Goldman Sachs International	12/12/17	15,092	—
ARS	379,820,300	USD	21,071,861	BNP Paribas	12/13/17	—	(80,034)
ARS	194,459,000	USD	10,761,428	Citibank, N.A.	12/13/17	—	(14,109)
KZT	323,000,000	USD	992,624	Citibank, N.A.	12/13/17	—	(34,643)
UGX	4,792,240,000	USD	1,281,348	JPMorgan Chase Bank, N.A.	12/13/17	12,327	—
RUB	852,410,000	USD	14,523,939	Nomura International PLC	12/14/17	—	(16,349)
USD	43,649,048	EUR	36,301,000	JPMorgan Chase Bank, N.A.	12/14/17	1,264,908	—
USD	2,408,425	EUR	2,063,184	JPMorgan Chase Bank, N.A.	12/14/17	—	(497)
USD	42,910,144	EUR	35,690,938	Standard Chartered Bank	12/14/17	1,238,296	—
USD	6,511,256	EUR	5,573,131	Standard Chartered Bank	12/14/17	4,208	—
SGD	76,000,000	USD	56,275,454	Goldman Sachs International	12/15/17	—	(500,521)
USD	56,643,925	NZD	77,346,000	Standard Chartered Bank	12/15/17	3,756,628	—
USD	46,802,504	EUR	38,910,000	JPMorgan Chase Bank, N.A.	12/21/17	1,350,468	—
USD	3,302,297	EUR	2,745,873	JPMorgan Chase Bank, N.A.	12/21/17	94,753	—
USD	2,951,643	EUR	2,480,285	JPMorgan Chase Bank, N.A.	12/21/17	54,342	—
USD	893,069	EUR	753,558	JPMorgan Chase Bank, N.A.	12/21/17	12,814	—
USD	85,635,415	EUR	71,201,456	Standard Chartered Bank	12/21/17	2,462,678	—
USD	10,044,071	JPY	1,121,521,000	Standard Chartered Bank	12/22/17	156,461	—
USD	18,534,215	JPY	2,097,480,028	Standard Chartered Bank	12/22/17	42,305	—
ARS	201,832,320	USD	11,262,964	BNP Paribas	12/26/17	—	(193,172)
KZT	1,240,966,635	USD	3,732,230	Standard Chartered Bank	12/29/17	—	(61,486)
KZT	1,237,234,405	USD	3,732,230	Standard Chartered Bank	12/29/17	—	(72,526)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KZT	1,658,750,000	USD	5,000,000	VTB Capital PLC	12/29/17	$—	$(93,464)
SEK	287,150,000	EUR	29,477,252	JPMorgan Chase Bank, N.A.	12/29/17	—	(25,415)
UGX	9,821,700,000	USD	2,626,123	Citibank, N.A.	1/8/18	2,609	—
KZT	1,708,548,000	USD	5,131,545	Citibank, N.A.	1/10/18	—	(91,209)
KZT	5,917,478,000	USD	17,740,902	Citibank, N.A.	1/10/18	—	(283,928)
EUR	22,183,000	USD	25,887,561	Standard Chartered Bank	1/11/18	59,987	—
UGX	3,727,284,000	USD	996,600	Standard Chartered Bank	1/11/18	—	(41)
USD	131,043,730	EUR	110,003,383	Standard Chartered Bank	1/11/18	2,372,312	—
USD	36,029,643	EUR	30,453,591	Standard Chartered Bank	1/11/18	407,950	—
USD	20,305,605	EUR	17,161,310	Standard Chartered Bank	1/11/18	231,949	—
USD	7,101,942	EUR	6,002,216	Standard Chartered Bank	1/11/18	81,125	—
USD	8,388,317	KRW	9,535,000,000	BNP Paribas	1/16/18	—	(142,865)
USD	34,622,981	KRW	39,721,215,000	Standard Chartered Bank	1/16/18	—	(916,498)
KRW	36,185,200,000	USD	31,979,850	Citibank, N.A.	1/17/18	396,156	—
KRW	29,416,800,000	USD	25,988,868	Deutsche Bank AG	1/17/18	331,243	—
USD	38,429,208	KRW	43,523,000,000	Goldman Sachs International	1/17/18	—	(512,152)
USD	19,440,971	KRW	22,016,900,000	JPMorgan Chase Bank, N.A.	1/17/18	—	(258,223)
RSD	589,490,000	EUR	4,910,371	Deutsche Bank AG	1/18/18	—	(156)
COP	71,668,140,000	USD	24,430,932	BNP Paribas	1/22/18	—	(1,046,146)
KZT	725,800,000	USD	2,153,709	VTB Capital PLC	1/22/18	—	(18,972)
KZT	5,300,000,000	USD	15,764,426	VTB Capital PLC	1/22/18	—	(175,961)
PHP	1,091,900,000	USD	21,040,563	BNP Paribas	1/23/18	—	(79,193)
PHP	1,158,500,000	USD	22,298,143	Deutsche Bank AG	1/23/18	—	(58,242)
RSD	867,929,000	EUR	6,996,042	Deutsche Bank AG	1/24/18	268,382	—
RSD	774,839,000	EUR	6,224,106	Deutsche Bank AG	1/24/18	264,850	—
RSD	867,931,000	EUR	7,005,093	Deutsche Bank AG	1/24/18	257,807	—
USD	26,431,658	NZD	38,105,729	Australia and New Zealand Banking Group Limited	1/24/18	392,636	—
USD	11,593,853	NZD	16,622,965	Australia and New Zealand Banking Group Limited	1/24/18	234,780	—
UYU	277,242,000	USD	9,219,887	Citibank, N.A.	1/24/18	119,425	—
UYU	299,840,000	USD	9,953,195	HSBC Bank USA, N.A.	1/24/18	147,365	—
ARS	444,900,000	USD	24,364,732	BNP Paribas	1/25/18	—	(422,244)
ARS	415,230,000	USD	22,469,156	BNP Paribas	1/26/18	—	(137,714)
USD	50,118,270	EUR	42,260,910	Deutsche Bank AG	1/26/18	642,150	—
KRW	13,849,000,000	USD	12,200,687	Goldman Sachs International	1/29/18	191,725	—
KZT	1,943,674,000	USD	5,585,270	Goldman Sachs International	1/29/18	121,515	—
COP	51,476,485,000	USD	16,924,703	Citibank, N.A.	1/30/18	—	(139,683)
DOP	321,064,000	USD	6,579,180	Citibank, N.A.	1/30/18	11,399	—
EUR	11,219,440	HUF	3,486,137,000	Standard Chartered Bank	1/30/18	37,951	—
PLN	47,399,000	EUR	11,103,219	Standard Chartered Bank	1/30/18	27,338	—
UYU	234,334,000	USD	7,843,028	HSBC Bank USA, N.A.	1/31/18	38,573	—
COP	62,241,800,000	USD	20,539,137	Citibank, N.A.	2/1/18	—	(247,289)
USD	176,795,988	EUR	149,510,349	Goldman Sachs International	2/1/18	1,698,289	—
USD	27,706,367	EUR	23,395,105	Goldman Sachs International	2/1/18	307,400	—
USD	3,685,782	EUR	3,113,830	Goldman Sachs International	2/1/18	39,047	—

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD	22,210,000	USD	16,961,555	JPMorgan Chase Bank, N.A.	2/2/18	$23,095	$—
EUR	60,947,986	HUF	18,945,072,000	BNP Paribas	2/2/18	179,890	—
PHP	640,700,000	USD	12,276,298	Deutsche Bank AG	2/2/18	10,808	—
PHP	1,341,700,000	USD	25,645,339	Nomura International PLC	2/2/18	85,286	—
PHP	636,600,000	USD	12,186,648	Nomura International PLC	2/2/18	21,831	—
PHP	314,200,000	USD	5,994,753	UBS AG	2/2/18	30,858	—
PLN	317,190,000	EUR	74,401,858	BNP Paribas	2/2/18	51,557	—
USD	1,535,719	KRW	1,727,500,000	BNP Paribas	2/2/18	—	(10,142)
USD	11,235,676	KRW	12,628,900,000	UBS AG	2/2/18	—	(65,353)
USD	18,276,126	KRW	20,552,600,000	UBS AG	2/2/18	—	(115,463)
USD	45,547,153	KRW	51,195,000,000	UBS AG	2/2/18	—	(264,928)
USD	29,758,744	NZD	43,600,000	JPMorgan Chase Bank, N.A.	2/2/18	—	(30,527)
UYU	435,100,000	USD	14,705,286	HSBC Bank USA, N.A.	2/2/18	—	(77,617)
USD	39,357,699	AED	148,012,500	BNP Paribas	2/5/18	—	(932,735)
USD	11,312,924	KRW	12,675,000,000	BNP Paribas	2/5/18	—	(29,580)
USD	26,238,617	AED	98,833,000	BNP Paribas	2/8/18	—	(664,397)
USD	47,079,217	AED	177,281,500	BNP Paribas	2/8/18	—	(1,178,012)
USD	68,268,869	EUR	57,804,028	Standard Chartered Bank	2/8/18	543,313	—
RUB	1,190,543,000	USD	19,206,179	Bank of America, N.A.	2/9/18	885,972	—
RUB	715,133,000	USD	11,521,395	BNP Paribas	2/9/18	547,518	—
RUB	2,860,414,584	USD	46,085,545	Credit Suisse International	2/9/18	2,188,125	—
RUB	686,596,000	USD	11,081,278	Credit Suisse International	2/9/18	506,031	—
RUB	4,735,000,000	USD	80,829,635	Goldman Sachs International	2/9/18	—	(919,600)
USD	11,352,794	EUR	9,582,519	Standard Chartered Bank	2/9/18	124,835	—
USD	1,262,996	EUR	1,078,000	Standard Chartered Bank	2/9/18	—	(111)
RUB	1,191,313,416	USD	19,193,063	Credit Suisse International	2/12/18	903,058	—
RUB	714,209,000	USD	11,543,705	Credit Suisse International	2/12/18	504,200	—
KZT	1,061,657,000	USD	3,104,260	Goldman Sachs International	2/14/18	3,726	—
KZT	1,933,723,000	USD	5,704,198	Goldman Sachs International	2/14/18	—	(43,250)
UGX	12,163,000,000	USD	3,267,867	Standard Chartered Bank	2/14/18	—	(53,244)
KZT	1,029,550,000	USD	2,998,544	VTB Capital PLC	2/16/18	14,479	—
KZT	4,568,650,000	USD	13,284,821	Citibank, N.A.	2/21/18	74,781	—
KZT	6,863,500,000	USD	20,000,000	VTB Capital PLC	2/26/18	54,054	—
KZT	3,430,750,000	USD	10,000,000	VTB Capital PLC	2/26/18	24,105	—
KZT	2,821,466,814	USD	8,181,722	Citibank, N.A.	2/28/18	59,506	—
USD	99,006,442	EUR	84,470,000	Standard Chartered Bank	3/1/18	—	(89,770)
SGD	27,199,000	USD	20,019,873	Goldman Sachs International	3/6/18	—	(37,827)
SGD	31,031,000	USD	22,855,565	Goldman Sachs International	3/6/18	—	(58,297)
USD	13,073,261	SGD	17,714,268	Goldman Sachs International	3/6/18	59,278	—
USD	151	SGD	204	Goldman Sachs International	3/6/18	1	—
UGX	14,843,425,000	USD	3,976,272	Citibank, N.A.	3/12/18	—	(86,976)
RUB	2,454,840,000	USD	41,272,521	Credit Suisse International	3/14/18	—	(47,309)
UYU	140,265,000	USD	4,735,483	Citibank, N.A.	3/14/18	—	(55,610)
KZT	1,050,117,000	USD	3,034,143	Standard Chartered Bank	3/15/18	25,772	—
RSD	428,239,000	EUR	3,471,739	Deutsche Bank AG	3/15/18	89,859	—
RSD	496,632,000	EUR	4,040,944	Deutsche Bank AG	3/15/18	86,901	—

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KZT	1,290,090,000	USD	3,733,980	Standard Chartered Bank	3/20/18	$22,178	$—
KZT	2,759,826,000	USD	7,862,752	JPMorgan Chase Bank, N.A.	3/26/18	164,898	—
KZT	3,511,000,000	USD	10,000,000	VTB Capital PLC	3/26/18	212,630	—
THB	889,593,933	USD	26,794,998	Deutsche Bank AG	3/26/18	5,601	—
THB	362,007,447	USD	10,647,278	JPMorgan Chase Bank, N.A.	3/26/18	258,840	—
THB	385,943,360	USD	11,635,314	JPMorgan Chase Bank, N.A.	3/26/18	—	(8,084)
USD	4,830,796	THB	166,312,223	Deutsche Bank AG	3/26/18	—	(179,656)
USD	4,774,858	THB	165,795,000	Deutsche Bank AG	3/26/18	—	(220,011)
USD	6,544,730	THB	226,500,000	Deutsche Bank AG	3/26/18	—	(278,986)
USD	9,596,321	THB	330,986,710	Deutsche Bank AG	3/26/18	—	(375,242)
USD	3,177,283	THB	110,378,800	JPMorgan Chase Bank, N.A.	3/26/18	—	(148,075)
USD	4,375,543	THB	151,000,000	JPMorgan Chase Bank, N.A.	3/26/18	—	(173,600)
USD	6,445,933	THB	221,740,112	JPMorgan Chase Bank, N.A.	3/26/18	—	(234,382)
USD	7,687,428	THB	264,831,895	JPMorgan Chase Bank, N.A.	3/26/18	—	(291,104)
THB	78,300,000	USD	2,364,130	Citibank, N.A.	3/27/18	—	(5,185)
THB	188,000,000	USD	5,676,329	Deutsche Bank AG	3/27/18	—	(12,450)
USD	2,249,031	THB	78,300,000	Citibank, N.A.	3/27/18	—	(109,914)
USD	5,400,747	THB	188,000,000	Deutsche Bank AG	3/27/18	—	(263,131)
KZT	1,270,400,000	USD	3,624,536	Citibank, N.A.	4/2/18	66,609	—
KZT	9,823,210,000	USD	28,572,455	Citibank, N.A.	4/2/18	—	(31,131)
KZT	1,436,705,000	USD	4,272,729	Deutsche Bank AG	4/3/18	—	(99,051)
RSD	763,777,000	EUR	6,151,554	Deutsche Bank AG	4/4/18	194,069	—
RSD	429,802,000	EUR	3,471,745	Deutsche Bank AG	4/4/18	97,375	—
KZT	3,171,350,000	USD	9,192,319	Deutsche Bank AG	4/11/18	8,801	—
RUB	551,230,000	USD	9,266,706	Bank of America, N.A.	4/12/18	—	(49,502)
UYU	335,826,000	USD	11,231,639	Citibank, N.A.	4/16/18	—	(96,534)
KZT	5,200,050,000	USD	15,000,000	VTB Capital PLC	4/23/18	58,205	—
KZT	3,447,000,000	USD	10,000,000	VTB Capital PLC	4/23/18	—	(18,243)
RSD	3,347,471,851	EUR	27,562,551	Citibank, N.A.	4/27/18	73,539	—
UYU	278,325,000	USD	9,327,245	Citibank, N.A.	4/27/18	—	(117,782)
KZT	1,696,950,000	USD	4,938,737	Deutsche Bank AG	4/30/18	—	(30,214)
KZT	1,107,185,000	USD	3,210,628	Goldman Sachs International	5/14/18	—	(15,475)
USD	5,371,945	AED	19,895,000	Standard Chartered Bank	5/17/18	—	(41,572)
USD	8,745,037	AED	32,375,000	Standard Chartered Bank	5/17/18	—	(64,344)
USD	5,222,340	OMR	2,115,100	Standard Chartered Bank	5/21/18	—	(250,282)
KZT	1,377,031,186	USD	3,954,146	Standard Chartered Bank	5/22/18	14,431	—
KZT	688,516,000	USD	1,977,074	Standard Chartered Bank	5/23/18	6,884	—
KZT	4,608,285,300	USD	13,788,761	Goldman Sachs International	5/31/18	—	(527,703)
KZT	1,354,544,000	USD	4,055,521	Deutsche Bank AG	6/1/18	—	(158,260)
KZT	1,360,626,518	USD	4,055,519	Standard Chartered Bank	6/5/18	—	(143,365)
KZT	1,356,571,000	USD	4,055,519	Standard Chartered Bank	6/7/18	—	(156,325)
MAD	17,765,000	USD	1,750,246	BNP Paribas	6/7/18	57,998	—
MAD	23,324,000	USD	2,288,911	Credit Agricole Corporate and Investment Bank	6/7/18	85,167	—
USD	2,100,311	EUR	1,829,380	BNP Paribas	6/7/18	—	(59,089)
USD	1,643,624	EUR	1,377,700	Deutsche Bank AG	6/7/18	17,387	—

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	180,288	EUR	157,085	Deutsche Bank AG	6/7/18	$—	$(5,134)
USD	1,401,786	EUR	1,224,000	Deutsche Bank AG	6/7/18	—	(43,023)
USD	2,808,458	EUR	2,441,000	Deutsche Bank AG	6/7/18	—	(72,898)
MAD	46,647,000	USD	4,577,723	Credit Agricole Corporate and Investment Bank	6/8/18	169,700	—
MAD	23,404,000	USD	2,288,900	Société Générale	6/11/18	92,058	—
MAD	15,420,000	USD	1,508,511	Standard Chartered Bank	6/11/18	60,211	—
MAD	26,822,000	USD	2,768,580	Standard Chartered Bank	6/11/18	—	(39,899)
USD	1,095,102	EUR	956,036	Standard Chartered Bank	6/11/18	—	(33,697)
KZT	1,364,682,000	USD	4,055,519	Goldman Sachs International	6/12/18	—	(136,275)
MAD	69,971,000	USD	6,866,634	Credit Agricole Corporate and Investment Bank	6/12/18	250,778	—
USD	1,403,969	EUR	1,204,400	Standard Chartered Bank	6/12/18	—	(18,167)
USD	2,987,506	EUR	2,569,787	Standard Chartered Bank	6/12/18	—	(46,858)
USD	4,204,728	EUR	3,667,127	Standard Chartered Bank	6/12/18	—	(125,358)
KZT	1,364,682,000	USD	4,055,519	Goldman Sachs International	6/13/18	—	(136,927)
KZT	3,210,000,000	USD	9,518,162	VTB Capital PLC	6/14/18	—	(302,397)
UYU	338,936,000	USD	11,226,764	Citibank, N.A.	6/15/18	—	(124,079)
KZT	450,163,960	USD	1,297,302	Deutsche Bank AG	7/10/18	—	(10,467)
MAD	23,269,000	USD	2,288,882	Société Générale	7/13/18	68,345	—
MAD	49,512,000	USD	4,906,794	Société Générale	7/16/18	106,951	—
KZT	3,602,950,000	USD	10,353,305	Standard Chartered Bank	7/25/18	—	(79,461)
KZT	4,405,170,000	USD	12,609,618	Citibank, N.A.	7/27/18	—	(52,385)
USD	9,996,723	OMR	4,148,640	BNP Paribas	8/15/18	—	(707,328)
USD	22,500,000	OMR	9,293,625	BNP Paribas	8/22/18	—	(1,472,924)
KZT	1,071,470,000	USD	3,043,949	Deutsche Bank AG	8/27/18	—	(5,244)
USD	2,494,243	OMR	1,029,000	BNP Paribas	9/4/18	—	(158,856)
RSD	851,040,000	EUR	6,848,039	Deutsche Bank AG	9/7/18	116,975	—
RSD	425,778,000	EUR	3,424,029	Deutsche Bank AG	9/7/18	60,977	—
RSD	841,746,000	EUR	6,788,274	Deutsche Bank AG	9/13/18	92,075	—
RSD	418,835,000	EUR	3,394,125	Deutsche Bank AG	9/17/18	24,379	—
USD	3,358,779	OMR	1,386,000	BNP Paribas	9/17/18	—	(213,156)
RSD	418,329,000	EUR	3,394,150	Deutsche Bank AG	9/18/18	18,966	—
RSD	430,039,000	EUR	3,484,919	Citibank, N.A.	9/24/18	21,573	—
RSD	414,189,000	EUR	3,355,115	Deutsche Bank AG	9/26/18	21,443	—
USD	5,917,956	AED	22,000,000	Standard Chartered Bank	9/26/18	—	(64,293)
RSD	207,179,000	EUR	1,677,563	Deutsche Bank AG	10/10/18	8,203	—
RSD	338,868,000	EUR	2,755,024	Deutsche Bank AG	10/18/18	—	(2,981)
USD	4,425,953	OMR	1,835,000	BNP Paribas	12/19/18	—	(284,266)
USD	10,249,093	OMR	4,238,000	BNP Paribas	1/23/19	—	(610,059)
USD	10,251,511	OMR	4,239,000	BNP Paribas	1/24/19	—	(609,653)
USD	25,240,506	OMR	9,970,000	BNP Paribas	4/3/19	—	(215,719)
USD	3,783,852	OMR	1,495,000	BNP Paribas	4/8/19	—	(32,343)
USD	3,785,611	OMR	1,495,506	Standard Chartered Bank	4/24/19	—	(28,797)
USD	12,639,900	OMR	5,037,000	BNP Paribas	5/2/19	—	(202,199)
USD	6,486,584	OMR	2,601,250	Standard Chartered Bank	5/28/19	—	(136,767)

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	18,311,591	OMR	7,299,000	Standard Chartered Bank	6/5/19	$—	$(265,784)
USD	20,829,054	OMR	8,517,000	BNP Paribas	7/3/19	—	(817,893)
USD	10,556,778	OMR	4,318,250	BNP Paribas	7/15/19	—	(411,948)
USD	11,657,482	AED	43,156,000	BNP Paribas	7/17/19	—	(58,860)
USD	12,442,818	AED	46,077,000	Standard Chartered Bank	7/17/19	—	(66,541)
USD	22,748,897	OMR	9,277,000	BNP Paribas	7/17/19	—	(813,116)
USD	9,793,572	OMR	3,961,500	BNP Paribas	8/14/19	—	(253,853)
USD	10,926,918	OMR	4,485,500	BNP Paribas	8/14/19	—	(449,511)
USD	6,923,835	OMR	2,809,000	BNP Paribas	8/21/19	—	(198,043)
USD	7,590,881	OMR	3,080,000	BNP Paribas	8/21/19	—	(218,085)
USD	12,696,790	OMR	5,142,200	BNP Paribas	8/21/19	—	(340,634)
USD	14,467,324	OMR	5,866,500	BNP Paribas	8/21/19	—	(406,475)
USD	11,469,552	OMR	4,654,000	BNP Paribas	8/28/19	—	(325,965)
USD	14,479,390	OMR	5,876,750	BNP Paribas	8/28/19	—	(415,175)
USD	9,404,560	BHD	3,609,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(14,603)
USD	9,416,632	BHD	3,619,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(28,631)
USD	5,296,875	BHD	2,034,000	Bank of America, N.A.	9/19/19	—	(11,497)
USD	9,046,875	BHD	3,474,000	Bank of America, N.A.	9/19/19	—	(19,636)
USD	7,064,327	BHD	2,718,000	Credit Agricole Corporate and Investment Bank	9/23/19	—	(28,176)
USD	8,588,511	BHD	3,304,000	Standard Chartered Bank	9/25/19	—	(32,536)
USD	5,154,156	BHD	1,981,000	Standard Chartered Bank	10/3/19	—	(13,384)
USD	8,085,516	BHD	3,105,000	Standard Chartered Bank	10/7/19	—	(12,913)
USD	8,588,526	BHD	3,301,000	Standard Chartered Bank	10/7/19	—	(21,108)
USD	15,044,225	BHD	5,783,000	Standard Chartered Bank	10/7/19	—	(38,937)
USD	17,220,795	OMR	6,837,000	Standard Chartered Bank	10/10/19	—	(70,288)
USD	3,430,799	BHD	1,320,000	Bank of America, N.A.	10/15/19	—	(11,056)
USD	24,211,168	AED	89,315,000	Standard Chartered Bank	10/16/19	—	(24,560)
USD	9,417,764	BHD	3,620,000	Credit Agricole Corporate and Investment Bank	10/16/19	—	(20,937)
USD	20,000,000	OMR	7,945,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(76,727)
USD	20,000,000	OMR	7,950,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(89,361)
USD	10,970,924	BHD	4,226,000	Bank of America, N.A.	10/31/19	—	(42,119)
USD	18,237,885	OMR	7,245,000	Bank of America, N.A.	10/31/19	—	(65,844)
USD	15,186,916	BHD	5,850,000	Bank of America, N.A.	11/4/19	—	(56,192)
USD	25,000,000	OMR	9,930,000	Bank of America, N.A.	11/4/19	—	(82,091)
USD	22,456,740	OMR	8,928,800	Bank of America, N.A.	11/4/19	—	(96,430)

						$77,569,278	$(64,230,143)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Volatility Agreements
Reference Entity	Counterparty	Strike Volatility Rate	Settlement Date(1)	Notional Amount† (000’s omitted)		Net Unrealized Appreciation (Depreciation)

CAD versus USD, 1 year term	BNP Paribas	8.45%	3/26/18		22,761	$(12,655)
CAD versus USD, 1 year term	Deutsche Bank AG	8.63	3/28/18		43,771	(80,933)
CHF versus USD, 1 year term	Deutsche Bank AG	8.58	6/14/18		43,771	(14,751)
CHF versus USD, 1 year term	BNP Paribas	8.35	6/19/18		22,761	33,140
EUR versus USD, 1 year term	Deutsche Bank AG	8.63	3/22/18	EUR	43,772	(338,763)
EUR versus USD, 1 year term	BNP Paribas	8.55	6/20/18	EUR	21,886	(129,203)

						$(543,165)

(1)	At the settlement date, the Portfolio will purchase from the counterparty an option straddle with a strike rate to be determined on this date.

†	Notional amount is stated in USD unless otherwise noted.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	896	Short	Nov-17	$(54,602,240)	$(848,427)
WTI Crude Oil	3,301	Short	Jan-18	(180,531,690)	(1,358,142)

Equity Futures
MSCI Singapore Index	1,755	Short	Nov-17	(48,796,657)	(811,797)

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	424	Short	Dec-17	(42,651,750)	356,687
U.S. 10-Year Deliverable Interest Rate Swap	320	Short	Dec-17	(32,300,000)	422,172

					$(2,239,507)

WTI:  West Texas Intermediate

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60 (pays upon termination	% )	8/15/32	$100,017
LCH.Clearnet	EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57 (pays upon termination	% )	8/15/32	170,447
LCH.Clearnet	EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59 (pays upon termination	% )	8/15/32	136,709

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64 (pays upon termination	% )	10/15/32	$43,173
LCH.Clearnet	EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79 (pays upon termination	% )	8/15/42	(238,334)
LCH.Clearnet	EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77 (pays upon termination	% )	8/15/42	(318,008)
LCH.Clearnet	EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78 (pays upon termination	% )	8/15/42	(307,915)
LCH.Clearnet	EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85 (pays upon termination	% )	10/15/42	(67,213)
LCH.Clearnet	EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90 (pays upon termination	% )	8/4/47	(17,851)
LCH.Clearnet	EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89 (pays upon termination	% )	8/7/47	(29,953)
LCH.Clearnet	USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17 (pays upon termination	% )	10/26/27	4,521
LCH.Clearnet	USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16 (pays upon termination	% )	8/4/47	54,509
LCH.Clearnet	USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/7/47	68,928
LCH.Clearnet	USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13 (pays upon termination	% )	8/22/47	111,987
LCH.Clearnet	USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/25/47	91,999
LCH.Clearnet	USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	9/1/47	88,123
LCH.Clearnet	USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22 (pays upon termination	% )	10/5/47	(6,870)

									$(115,731)

CPI-U (NSA) — Consumer Price Index All Urban Non-Seasonally Adjusted

HICP — Harmonised Indices of Consumer Prices

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation
Bank of America, N.A.	$87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97 (pays upon termination	% )	6/23/27	$1,356,112

								$1,356,112

CPI-U (NSA) — Consumer Price Index All Urban Non-Seasonally Adjusted

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	3,922,020	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	6/28/19	$(1,934,410)
CME Group, Inc.	MXN	1,774,345	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	7/1/19	(873,382)
CME Group, Inc.	MXN	2,105,585	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	7/1/19	(1,030,075)
CME Group, Inc.	MXN	1,026,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.04 (pays monthly	% )	8/19/19	(332,137)
CME Group, Inc.	MXN	1,026,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01 (pays monthly	% )	8/19/19	(360,183)
CME Group, Inc.	MXN	1,037,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.00 (pays monthly	% )	8/21/19	(369,377)
CME Group, Inc.	MXN	868,970	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01 (pays monthly	% )	8/22/19	(303,840)
CME Group, Inc.	MXN	2,426,140	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.03 (pays monthly	% )	8/23/19	(791,827)
CME Group, Inc.	MXN	1,428,260	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.25 (pays monthly	% )(2)	10/21/19	(162,960)
CME Group, Inc.	MXN	1,424,944	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.30 (pays monthly	% )	10/22/19	(89,350)
CME Group, Inc.	MXN	2,843,266	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.37 (pays monthly	% )	10/22/19	(23,474)
CME Group, Inc.	MXN	2,856,530	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.31 (pays monthly	% )	10/22/19	(185,312)
CME Group, Inc.	MXN	2,124,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.34 (pays monthly	% )	10/24/19	(48,817)
LCH.Clearnet	EUR	203,769	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25 (pays annually	% )(2)	9/20/22	(1,606,774)
LCH.Clearnet	EUR	56,435	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00 (pays annually	% )(2)	9/20/27	(886,028)
LCH.Clearnet	HUF	2,149,708	Receives	6-month HUF BUBOR (pays semi-annually)	1.27 (pays annually	% )	12/13/21	(288,831)
LCH.Clearnet	HUF	5,785,420	Receives	6-month HUF BUBOR (pays semi-annually)	1.46 (pays annually	% )	1/12/22	(957,472)
LCH.Clearnet	HUF	5,322,580	Receives	6-month HUF BUBOR (pays semi-annually)	1.44 (pays annually	% )	1/13/22	(855,234)
LCH.Clearnet	HUF	3,089,400	Receives	6-month HUF BUBOR (pays semi-annually)	1.92 (pays annually	% )	7/28/26	(168,764)
LCH.Clearnet	HUF	2,174,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	8/1/26	(127,369)
LCH.Clearnet	HUF	833,096	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	9/21/26	(32,155)
LCH.Clearnet	HUF	854,457	Receives	6-month HUF BUBOR (pays semi-annually)	1.93 (pays annually	% )	9/21/26	(31,620)
LCH.Clearnet	HUF	2,107,661	Receives	6-month HUF BUBOR (pays semi-annually)	1.89 (pays annually	% )	9/21/26	(49,824)

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	HUF	848,760	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	10/13/26	$(82,501)
LCH.Clearnet	HUF	2,158,928	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays quarterly	% )	10/19/26	(167,665)
LCH.Clearnet	HUF	2,236,399	Receives	6-month HUF BUBOR (pays semi-annually)	2.04 (pays annually	% )	10/20/26	(140,156)
LCH.Clearnet	HUF	972,374	Receives	6-month HUF BUBOR (pays semi-annually)	2.08 (pays annually	% )	10/28/26	(68,361)
LCH.Clearnet	HUF	2,407,181	Receives	6-month HUF BUBOR (pays annually)	2.06 (pays semi-annually	% )	10/28/26	(146,822)
LCH.Clearnet	HUF	1,456,978	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays annually	% )	11/2/26	(207,420)
LCH.Clearnet	HUF	975,542	Receives	6-month HUF BUBOR (pays semi-annually)	2.18 (pays annually	% )	11/3/26	(171,266)
LCH.Clearnet	HUF	5,260,958	Receives	6-month HUF BUBOR (pays semi-annually)	2.13 (pays annually	% )	11/4/26	(834,005)
LCH.Clearnet	HUF	956,538	Receives	6-month HUF BUBOR (pays semi-annually)	2.15 (pays annually	% )	11/7/26	(156,118)
LCH.Clearnet	HUF	950,203	Receives	6-month HUF BUBOR (pays semi-annually)	2.12 (pays annually	% )	11/8/26	(144,637)
LCH.Clearnet	HUF	2,616,226	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	11/10/26	(420,832)
LCH.Clearnet	HUF	4,379,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.66 (pays annually	% )	2/8/27	(1,358,419)
LCH.Clearnet	JPY	1,114,835	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.62 (pays semi-annually	% )	12/19/46	825,262
LCH.Clearnet	JPY	1,206,794	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.81 (pays semi-annually	% )	12/19/46	338,858
LCH.Clearnet	JPY	1,346,165	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.61 (pays semi-annually	% )	12/19/46	1,023,528
LCH.Clearnet	JPY	1,413,260	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.78 (pays semi-annually	% )	12/19/46	496,731
LCH.Clearnet	JPY	469,100	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.85 (pays semi-annually	% )	6/19/47	96,640
LCH.Clearnet	JPY	469,100	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.86 (pays semi-annually	% )	6/19/47	93,279
LCH.Clearnet	JPY	1,525,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89 (pays semi-annually	% )	9/18/47	230,032
LCH.Clearnet	JPY	1,630,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89 (pays semi-annually	% )	9/18/47	230,337
LCH.Clearnet	JPY	2,052,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.92 (pays semi-annually	% )	9/18/47	135,973
LCH.Clearnet(1)	JPY	1,347,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	36,247
LCH.Clearnet(1)	JPY	2,591,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	91,271
LCH.Clearnet(1)	JPY	2,728,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	113,923
LCH.Clearnet(1)	JPY	2,922,015	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	122,025

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet(1)	JPY	2,998,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	$130,470
LCH.Clearnet(1)	JPY	5,251,695	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.96 (pays semi-annually	% )	12/18/47	78,925
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96 (pays semi-annually	% )	4/29/24	1,751,357
LCH.Clearnet	NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77 (pays semi-annually	% )	3/5/25	477,970
LCH.Clearnet	NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05 (pays semi-annually	% )	6/16/25	696,403
LCH.Clearnet	NZD	25,600	Receives	3-month NZD Bank Bill (pays quarterly)	3.40 (pays semi-annually	% )	4/28/27	(402,802)
LCH.Clearnet	NZD	19,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.40 (pays semi-annually	% )	5/8/27	(460,222)
LCH.Clearnet	NZD	19,535	Receives	3-month NZD Bank Bill (pays quarterly)	3.41 (pays semi-annually	% )	5/8/27	(475,206)
LCH.Clearnet	NZD	45,772	Receives	3-month NZD Bank Bill (pays quarterly)	3.49 (pays semi-annually	% )	5/11/27	(1,342,352)
LCH.Clearnet	NZD	16,873	Receives	3-month NZD Bank Bill (pays quarterly)	3.31 (pays semi-annually	% )	5/18/27	(310,564)
LCH.Clearnet	NZD	82,060	Receives	3-month NZD Bank Bill (pays quarterly)	3.17 (pays semi-annually	% )	6/26/27	(692,710)
LCH.Clearnet	PLN	31,365	Pays	6-month PLN WIBOR (pays semi-annually)	2.41 (pays annually	% )	12/13/21	118,590
LCH.Clearnet	PLN	84,093	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	1/12/22	344,428
LCH.Clearnet	PLN	86,972	Pays	6-month PLN WIBOR (pays semi-annually)	2.44 (pays annually	% )	1/13/22	327,230
LCH.Clearnet	PLN	43,620	Pays	6-month PLN WIBOR (pays semi-annually)	2.23 (pays annually	% )	7/28/26	(630,936)
LCH.Clearnet	PLN	31,466	Pays	6-month PLN WIBOR (pays semi-annually)	2.22 (pays annually	% )	8/1/26	(460,562)
LCH.Clearnet	PLN	11,391	Pays	6-month PLN WIBOR (pays semi-annually)	2.28 (pays annually	% )	9/21/26	(158,450)
LCH.Clearnet	PLN	42,148	Pays	6-month PLN WIBOR (pays semi-annually)	2.30 (pays annually	% )	9/21/26	(567,882)
LCH.Clearnet	PLN	12,047	Pays	6-month PLN WIBOR (pays semi-annually)	2.49 (pays annually	% )	10/13/26	(115,385)
LCH.Clearnet	PLN	12,246	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/19/26	(123,316)
LCH.Clearnet	PLN	18,369	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/19/26	(188,972)
LCH.Clearnet	PLN	13,442	Pays	6-month PLN WIBOR (pays semi-annually)	2.43 (pays annually	% )	10/20/26	(147,222)
LCH.Clearnet	PLN	18,368	Pays	6-month PLN WIBOR (pays semi-annually)	2.44 (pays annually	% )	10/20/26	(195,978)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/28/26	(142,332)
LCH.Clearnet	PLN	34,786	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/28/26	(363,399)

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	20,872	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	10/31/26	$(199,634)
LCH.Clearnet	PLN	13,915	Pays	6-month PLN WIBOR (pays semi-annually)	2.56 (pays annually	% )	11/2/26	(57,234)
LCH.Clearnet	PLN	76,529	Pays	6-month PLN WIBOR (pays semi-annually)	2.51 (pays annually	% )	11/4/26	(404,746)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.54 (pays annually	% )	11/7/26	(64,894)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	11/8/26	(78,615)
LCH.Clearnet	PLN	38,455	Pays	6-month PLN WIBOR (pays semi-annually)	2.52 (pays annually	% )	11/10/26	(202,952)
LCH.Clearnet	PLN	54,047	Pays	6-month PLN WIBOR (pays semi-annually)	3.00 (pays annually	% )	2/8/27	295,296
LCH.Clearnet	USD	2,906	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.75 (pays semi-annually	% )(2)	9/20/19	5,858
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.75 (pays annually	% )	7/31/20	(20,876)
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	7/31/20	(42,149)
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	7/31/20	(52,807)
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	8/12/20	(64,414)
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.62 (pays semi-annually	% )	8/14/20	(127,720)
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	8/17/20	(51,114)
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	8/17/20	(54,762)
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69 (pays semi-annually	% )	8/17/20	(107,811)
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.70 (pays semi-annually	% )	8/19/20	(173,502)
LCH.Clearnet	USD	9,452	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56 (pays semi-annually	% )	8/22/20	(88,358)
LCH.Clearnet	USD	19,470	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55 (pays semi-annually	% )	8/22/20	(187,686)
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.57 (pays semi-annually	% )	9/17/20	(325,063)
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65 (pays semi-annually	% )	9/18/20	(176,830)
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55 (pays semi-annually	% )	9/23/20	(13,713)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.43 (pays semi-annually	% )	10/28/20	(137,263)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.42 (pays semi-annually	% )	10/28/20	(137,940)

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.54 (pays semi-annually	% )	11/5/20	$(69,378)
LCH.Clearnet	USD	19,245	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.53 (pays semi-annually	% )	11/5/20	(144,498)
LCH.Clearnet	USD	9,312	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56 (pays semi-annually	% )	11/9/20	(63,996)
LCH.Clearnet	USD	12,726	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.67 (pays semi-annually	% )	11/12/20	(38,491)
LCH.Clearnet	USD	6,834	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.11 (pays semi-annually	% )	2/23/21	(188,824)
LCH.Clearnet	USD	6,626	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17 (pays semi-annually	% )	2/25/21	(170,825)
LCH.Clearnet	USD	13,253	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17 (pays semi-annually	% )	2/25/21	(342,573)
LCH.Clearnet	USD	16,620	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.27 (pays semi-annually	% )	3/7/21	(373,125)
LCH.Clearnet	USD	36,174	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.20 (pays semi-annually	% )	9/1/21	(1,081,887)
LCH.Clearnet	USD	30,898	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.21 (pays semi-annually	% )	9/2/21	(909,267)
LCH.Clearnet	USD	26,930	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.96 (pays semi-annually	% )	1/6/22	76,129
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.10 (pays semi-annually	% )	7/27/22	77,015
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.06 (pays semi-annually	% )	7/30/22	15,698
LCH.Clearnet	USD	19,771	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.84 (pays semi-annually	% )	9/15/22	203,213
LCH.Clearnet	USD	4,855	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59 (pays semi-annually	% )	4/12/26	(256,928)
LCH.Clearnet	USD	6,620	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59 (pays semi-annually	% )	4/12/26	(350,588)
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	5/6/26	(389,007)
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	5/6/26	(392,084)
LCH.Clearnet	USD	3,030	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.66 (pays semi-annually	% )	5/9/26	(131,608)
LCH.Clearnet	USD	11,023	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.60 (pays semi-annually	% )	5/18/26	(540,018)
LCH.Clearnet	USD	2,769	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.72 (pays semi-annually	% )	5/20/26	(106,917)
LCH.Clearnet	USD	5,537	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65 (pays semi-annually	% )	5/20/26	(245,922)
LCH.Clearnet	USD	19,310	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69 (pays semi-annually	% )	6/3/26	(812,734)
LCH.Clearnet	USD	11,590	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11 (pays semi-annually	% )	9/5/27	219,198

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	21,711	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02 (pays semi-annually	% )	9/11/27	$588,499
LCH.Clearnet	USD	113,947	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18 (pays semi-annually	% )	9/19/27	633,021

								$(21,691,054)

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Limited	KRW	10,399,175	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.91 (pays quarterly	% )	2/7/27	$266,064
Bank of America, N.A.	INR	1,289,700	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/14/22	(121,460)
Bank of America, N.A.	INR	530,900	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.09 (pays semi-annually	% )	6/15/22	(59,000)
Bank of America, N.A.	INR	1,553,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.15 (pays semi-annually	% )	6/29/22	(112,025)
Bank of America, N.A.	INR	3,828,300	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.21 (pays semi-annually	% )	7/10/22	(131,115)
Bank of America, N.A.	INR	3,000,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.24 (pays semi-annually	% )	10/25/22	(131,752)
Bank of America, N.A.	KRW	16,852,872	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	472,710
Bank of America, N.A.	SAR	45,600	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37 (pays annually	% )	4/11/26	(71,278)
Bank of America, N.A.	SAR	33,371	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43 (pays annually	% )	5/10/26	(32,323)
Bank of America, N.A.	SAR	33,434	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57 (pays annually	% )	5/23/26	(123,691)
BNP Paribas	INR	1,100,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	6/23/22	(114,740)
BNP Paribas	KRW	42,483,815	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	1,189,761
BNP Paribas	KRW	6,695,245	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.83 (pays quarterly	% )	1/17/27	222,712

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
BNP Paribas	KRW	4,737,825	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.92 (pays quarterly	% )	2/7/27	$117,176
BNP Paribas	KRW	4,552,195	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	346,057
BNP Paribas	KRW	2,347,920	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.85 (pays quarterly	% )	2/7/37	154,860
BNP Paribas	KRW	6,949,400	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	283,419
Citibank, N.A.	INR	830,800	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.14 (pays semi-annually	% )	6/29/22	(68,280)
Citibank, N.A.	INR	1,683,600	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/29/22	(155,297)
Citibank, N.A.	INR	3,572,200	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.18 (pays semi-annually	% )	6/30/22	(186,548)
Citibank, N.A.	KRW	40,771,523	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.40 (pays quarterly	% )	10/27/21	1,027,560
Citibank, N.A.	KRW	9,903,755	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84 (pays quarterly	% )	1/17/27	325,620
Citibank, N.A.	KRW	5,623,300	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	231,839
Deutsche Bank AG	INR	927,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	8/21/22	(109,264)
Deutsche Bank AG	SAR	100,650	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.03 (pays annually	% )	8/2/20	(385,079)
Deutsche Bank AG	SAR	183,300	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.09 (pays annually	% )	11/12/20	(1,894,595)
Deutsche Bank AG	SAR	78,019	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64 (pays annually	% )	2/25/21	(249,444)
Deutsche Bank AG	SAR	65,016	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.76 (pays annually	% )	3/7/21	(285,313)
Goldman Sachs International	AED	21,502	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.50 (pays annually	% )	6/13/21	(28,441)
Goldman Sachs International	AED	21,500	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.51 (pays annually	% )	6/15/21	(29,040)
Goldman Sachs International	AED	21,503	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.52 (pays annually	% )	6/21/21	(30,794)
Goldman Sachs International	CLP	25,906,860	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.56 (pays semi-annually	% )	10/4/22	(224,215)
Goldman Sachs International	CLP	25,166,660	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57 (pays semi-annually	% )	10/5/22	(234,216)
Goldman Sachs International	CLP	12,583,330	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57 (pays semi-annually	% )	10/6/22	(116,027)
Goldman Sachs International	CLP	25,166,660	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.59 (pays semi-annually	% )	10/10/22	(260,756)
Goldman Sachs International	CLP	19,818,480	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.50 (pays semi-annually	% )	10/26/22	(48,666)
Goldman Sachs International	CLP	7,644,268	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.54 (pays semi-annually	% )	10/30/22	(38,587)

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	134,768	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.73 (pays annually	% )	9/1/21	$(360,199)
Goldman Sachs International	ILS	118,400	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.74 (pays annually	% )	9/2/21	(326,743)
Goldman Sachs International	INR	914,286	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	6/15/22	(96,998)
Goldman Sachs International	INR	207,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/19/22	(20,216)
Goldman Sachs International	INR	1,559,500	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.16 (pays semi-annually	% )	6/29/22	(107,259)
Goldman Sachs International	INR	1,504,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.23 (pays semi-annually	% )	7/7/22	(32,918)
Goldman Sachs International	INR	3,750,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.24 (pays semi-annually	% )	10/25/22	(177,007)
Goldman Sachs International	KRW	7,299,300	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	300,938
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16 (pays annually	% )	8/3/20	179,094
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35 (pays annually	% )	8/12/20	95,039
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40 (pays annually	% )	8/17/20	82,823
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40 (pays annually	% )	8/17/20	90,660
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.46 (pays annually	% )	8/19/20	59,881
Goldman Sachs International	SAR	53,447	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41 (pays annually	% )	8/22/20	(350,438)
Goldman Sachs International	SAR	104,620	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41 (pays annually	% )	8/22/20	(685,966)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26 (pays annually	% )	9/17/20	335,016
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.34 (pays annually	% )	9/21/20	262,865
Goldman Sachs International	SAR	74,490	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.56 (pays annually	% )	11/5/20	(362,668)
Goldman Sachs International	SAR	32,508	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65 (pays annually	% )	2/23/21	(107,539)
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64 (pays annually	% )	7/27/22	87,195
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.61 (pays annually	% )	7/30/22	107,660
Goldman Sachs International	SAR	72,091	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46 (pays annually	% )	5/9/26	(124,515)
Goldman Sachs International	SAR	44,404	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.47 (pays annually	% )	5/18/26	(78,903)
Goldman Sachs International	SAR	79,780	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.71 (pays annually	% )	6/6/26	(513,673)

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	INR	54,622	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.16 (pays semi-annually	% )	6/21/22	$(4,046)
JPMorgan Chase Bank, N.A.	INR	940,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.22 (pays semi-annually	% )	7/6/22	(28,254)
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.86 (pays semi-annually	% )	2/25/23	471,071
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill (pays quarterly)	4.06 (pays semi-annually	% )	6/4/23	317,126
Morgan Stanley & Co. International PLC	INR	1,606,600	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.22 (pays semi-annually	% )	7/11/22	(47,351)
Nomura International PLC	INR	2,300,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/27/22	(232,670)
Nomura International PLC	KRW	4,440,805	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	337,589
Nomura International PLC	KRW	5,883,080	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84 (pays quarterly	% )	2/7/37	390,218
Standard Chartered Bank	INR	162,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.13 (pays semi-annually	% )	6/19/22	(14,743)
Standard Chartered Bank	INR	600,900	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	8/21/22	(72,999)

								$(1,232,098)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Markets Index (CDX.EM.28.V1)	ICE Clear Credit	$1,000	1.00% (pays quarterly)(1)	12/20/22	1.74%	$(33,432)	$44,100	$10,668
Turkey	ICE Clear Credit	9,840	1.00% (pays quarterly)(1)	6/20/20	1.04	1,079	323,905	324,984

Total		$10,840				$(32,353)	$368,005	$335,652

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Chile	ICE Clear Credit	$83,440	1.00% (pays quarterly)(1)	12/20/22	$(2,093,318)	$1,736,941	$(356,377)
Colombia	ICE Clear Credit	79,230	1.00% (pays quarterly)(1)	12/20/22	315,916	(1,026,845)	(710,929)
Colombia	ICE Clear Credit	60,800	1.00% (pays quarterly)(1)	12/20/27	5,197,265	(6,697,192)	(1,499,927)

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)†		Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Malaysia	ICE Clear Credit		323,600	1.00% (pays quarterly)(1)	12/20/22	$(6,205,998)	$4,901,941	$(1,304,057)
Markit iTraxx Europe Subordinated Financials Index (ITRAXX.FINSR.28.V1)	ICE Clear Credit	EUR	197,060	1.00% (pays quarterly)(1)	12/20/22	(5,963,082)	5,199,707	(763,375)
Mexico	ICE Clear Credit		177,000	1.00% (pays quarterly)(1)	12/20/22	346,979	(1,216,827)	(869,848)
Qatar	ICE Clear Credit		136,303	1.00% (pays quarterly)(1)	12/20/22	(46,298)	8,841	(37,457)
Qatar	ICE Clear Credit		23,815	1.00% (pays quarterly)(1)	12/20/27	1,044,734	(1,072,518)	(27,784)
Qatar	ICE Clear Credit		57,454	1.00% (pays quarterly)(1)	12/20/27	2,409,330	(2,446,098)	(36,768)
Russia	ICE Clear Credit		161,013	1.00% (pays quarterly)(1)	12/20/22	2,008,208	(3,738,009)	(1,729,801)
South Africa	ICE Clear Credit		76,950	1.00% (pays quarterly)(1)	6/20/21	826,315	(5,456,621)	(4,630,306)
South Africa	ICE Clear Credit		10,300	1.00% (pays quarterly)(1)	12/20/27	1,455,710	(1,476,547)	(20,837)
South Africa	ICE Clear Credit		23,500	1.00% (pays quarterly)(1)	12/20/27	3,323,239	(3,444,186)	(120,947)
Spain	ICE Clear Credit		10,730	1.00% (pays quarterly)(1)	12/20/22	(190,508)	325,484	134,976

Total						$2,428,492	$(14,401,929)	$(11,973,437)

†	Notional amount is stated in USD unless otherwise noted.

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation

Cyprus	Goldman Sachs International	$3,268	1.00 (pays quarterly	% )(1)	6/20/21	1.80%	$(85,280)	$187,953	$102,673
Cyprus	Goldman Sachs International	5,000	1.00 (pays quarterly	% )(1)	12/20/21	1.87	(161,462)	224,279	62,817
Turkey	BNP Paribas	11,545	1.00 (pays quarterly	% )(1)	6/20/20	1.04	1,266	393,370	394,636
Turkey	BNP Paribas	13,400	1.00 (pays quarterly	% )(1)	9/20/20	1.11	(24,928)	597,275	572,347
Turkey	BNP Paribas	9,935	1.00 (pays quarterly	% )(1)	12/20/20	1.16	(37,617)	350,544	312,927
Turkey	BNP Paribas	19,643	1.00 (pays quarterly	% )(1)	12/20/22	1.84	(758,423)	731,624	(26,799)
Turkey	BNP Paribas	28,837	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(3,558,733)	4,403,806	845,073
Turkey	BNP Paribas	27,684	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(3,416,384)	4,227,654	811,270

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation
Turkey	Goldman Sachs International	$14,470	1.00 (pays quarterly	% )(1)	6/20/20	1.04%	$1,587	$406,392	$407,979
Turkey	Goldman Sachs International	11,535	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(1,423,493)	1,772,054	348,561
Turkey	Goldman Sachs International	32,257	1.00 (pays quarterly	% )(1)	12/20/27	2.78	(4,551,538)	4,770,303	218,765
Turkey	JPMorgan Chase Bank, N.A.	12,290	1.00 (pays quarterly	% )(1)	6/20/20	1.04	1,348	407,460	408,808
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00 (pays quarterly	% )(1)	9/20/18	0.54	22,531	19,561	42,092
Turkey	Nomura International PLC	8,100	1.00 (pays quarterly	% )(1)	6/20/20	1.04	888	238,629	239,517

Total		$202,264					$(13,990,238)	$18,730,904	$4,740,666

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,009	1.00 (pays quarterly	% )(1)	6/20/18	$(13,377)	$(1,462)	$(14,839)
Bulgaria	BNP Paribas	3,100	1.00 (pays quarterly	% )(1)	9/20/18	(26,454)	(5,198)	(31,652)
Bulgaria	BNP Paribas	2,160	1.00 (pays quarterly	% )(1)	12/20/18	(22,416)	(5,091)	(27,507)
China	JPMorgan Chase Bank, N.A.	10,200	1.00 (pays quarterly	% )(1)	3/20/18	(47,835)	12,008	(35,827)
Croatia	BNP Paribas	2,000	1.00 (pays quarterly	% )(1)	12/20/17	(4,699)	(3,615)	(8,314)
Croatia	BNP Paribas	3,960	1.00 (pays quarterly	% )(1)	6/20/18	(26,174)	(39,854)	(66,028)
Croatia	BNP Paribas	915	1.00 (pays quarterly	% )(1)	3/20/20	(13,480)	(36,010)	(49,490)
Croatia	Citibank, N.A.	1,500	1.00 (pays quarterly	% )(1)	12/20/17	(3,525)	(2,679)	(6,204)
Croatia	Citibank, N.A.	5,000	1.00 (pays quarterly	% )(1)	12/20/17	(11,748)	(9,137)	(20,885)
Croatia	Citibank, N.A.	1,913	1.00 (pays quarterly	% )(1)	3/20/18	(8,535)	(13,440)	(21,975)
Croatia	Citibank, N.A.	930	1.00 (pays quarterly	% )(1)	6/20/18	(6,147)	(9,522)	(15,669)
Croatia	Citibank, N.A.	1,270	1.00 (pays quarterly	% )(1)	6/20/18	(8,394)	(15,140)	(23,534)

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Citibank, N.A.	$5,580	1.00 (pays quarterly	% )(1)	6/20/18	$(36,882)	$(65,682)	$(102,564)
Croatia	Citibank, N.A.	400	1.00 (pays quarterly	% )(1)	3/20/20	(5,893)	(14,300)	(20,193)
Croatia	Citibank, N.A.	156	1.00 (pays quarterly	% )(1)	6/20/20	(2,271)	(5,918)	(8,189)
Croatia	Citibank, N.A.	1,210	1.00 (pays quarterly	% )(1)	6/20/20	(17,639)	(47,081)	(64,720)
Croatia	Goldman Sachs International	2,000	1.00 (pays quarterly	% )(1)	12/20/17	(4,699)	(3,581)	(8,280)
Croatia	Goldman Sachs International	3,000	1.00 (pays quarterly	% )(1)	3/20/19	(33,986)	(59,874)	(93,860)
Croatia	Goldman Sachs International	2,670	1.00 (pays quarterly	% )(1)	3/20/20	(39,336)	(94,241)	(133,577)
Croatia	Goldman Sachs International	4,150	1.00 (pays quarterly	% )(1)	3/20/20	(61,141)	(146,628)	(207,769)
Croatia	Goldman Sachs International	2,100	1.00 (pays quarterly	% )(1)	6/20/20	(30,613)	(81,984)	(112,597)
Croatia	HSBC Bank USA, N.A.	2,822	1.00 (pays quarterly	% )(1)	3/20/18	(12,591)	(19,826)	(32,417)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00 (pays quarterly	% )(1)	6/20/18	(10,133)	(18,290)	(28,423)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00 (pays quarterly	% )(1)	12/20/17	(3,254)	(2,399)	(5,653)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00 (pays quarterly	% )(1)	12/20/17	(3,748)	(2,955)	(6,703)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	12/20/17	(5,874)	(4,539)	(10,413)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	12/20/17	(5,874)	(4,627)	(10,501)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00 (pays quarterly	% )(1)	3/20/18	(5,648)	(8,980)	(14,628)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00 (pays quarterly	% )(1)	3/20/18	(13,666)	(19,572)	(33,238)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00 (pays quarterly	% )(1)	6/20/18	(7,687)	(14,482)	(22,169)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	6/20/18	(16,524)	(28,511)	(45,035)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00 (pays quarterly	% )(1)	6/20/18	(18,144)	(34,993)	(53,137)
Croatia	Nomura International PLC	6,600	1.00 (pays quarterly	% )(1)	3/20/18	(29,447)	(33,421)	(62,868)
Lebanon	Bank of America, N.A.	3,100	1.00 (pays quarterly	% )(1)	6/20/22	428,123	(424,525)	3,598
Lebanon	Bank of America, N.A.	4,190	1.00 (pays quarterly	% )(1)	12/20/22	659,281	(645,059)	14,222
Lebanon	Barclays Bank PLC	5,300	1.00 (pays quarterly	% )(1)	12/20/22	833,936	(801,690)	32,246

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Lebanon	Barclays Bank PLC	$5,000	1.00 (pays quarterly	% )(1)	12/20/27	$1,399,912	$(1,447,892)	$(47,980)
Lebanon	Deutsche Bank AG	5,130	1.00 (pays quarterly	% )(1)	3/20/18	14,263	(54,738)	(40,475)
Lebanon	Deutsche Bank AG	5,130	1.00 (pays quarterly	% )(1)	3/20/18	14,263	(54,757)	(40,494)
Lebanon	Goldman Sachs International	3,450	5.00 (pays quarterly	% )(1)	12/20/18	(122,390)	40,847	(81,543)
Lebanon	Goldman Sachs International	3,722	5.00 (pays quarterly	% )(1)	12/20/18	(132,039)	47,646	(84,393)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00 (pays quarterly	% )(1)	12/20/17	(12,984)	1,134	(11,850)
Oman	Bank of America, N.A.	17,964	1.00 (pays quarterly	% )(1)	6/20/22	673,027	(831,534)	(158,507)
Oman	Bank of America, N.A.	14,372	1.00 (pays quarterly	% )(1)	12/20/22	753,701	(810,863)	(57,162)
Poland	Bank of America, N.A.	5,200	1.00 (pays quarterly	% )(1)	9/20/19	(90,520)	32,894	(57,626)
Poland	Barclays Bank PLC	6,320	1.00 (pays quarterly	% )(1)	9/20/18	(59,956)	26,795	(33,161)
Poland	Barclays Bank PLC	3,164	1.00 (pays quarterly	% )(1)	9/20/19	(55,078)	21,171	(33,907)
Qatar	Bank of America, N.A.	540	1.00 (pays quarterly	% )(1)	6/20/19	(4,902)	4,441	(461)
Qatar	Bank of America, N.A.	540	1.00 (pays quarterly	% )(1)	6/20/19	(4,902)	4,184	(718)
Qatar	Barclays Bank PLC	9,791	1.00 (pays quarterly	% )(1)	12/20/18	(74,232)	36,398	(37,834)
Qatar	Barclays Bank PLC	1,200	1.00 (pays quarterly	% )(1)	3/20/19	(9,990)	5,114	(4,876)
Qatar	Barclays Bank PLC	7,680	1.00 (pays quarterly	% )(1)	9/20/23	52,534	3,898	56,432
Qatar	Barclays Bank PLC	3,600	1.00 (pays quarterly	% )(1)	9/20/23	24,625	10,240	34,865
Qatar	BNP Paribas	539	1.00 (pays quarterly	% )(1)	6/20/19	(4,893)	3,133	(1,760)
Qatar	Citibank, N.A.	2,020	1.00 (pays quarterly	% )(1)	6/20/19	(18,337)	15,369	(2,968)
Qatar	Deutsche Bank AG	539	1.00 (pays quarterly	% )(1)	6/20/19	(4,893)	2,953	(1,940)
Qatar	Deutsche Bank AG	1,740	1.00 (pays quarterly	% )(1)	6/20/19	(15,795)	9,533	(6,262)
Qatar	Goldman Sachs International	1,660	1.00 (pays quarterly	% )(1)	3/20/19	(13,819)	8,191	(5,628)
Qatar	Goldman Sachs International	3,330	1.00 (pays quarterly	% )(1)	3/20/19	(27,721)	13,831	(13,890)
Qatar	Goldman Sachs International	1,360	1.00 (pays quarterly	% )(1)	12/20/20	(15,146)	(20,145)	(35,291)

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Goldman Sachs International	$7,960	1.00 (pays quarterly	% )(1)	12/20/20	$(88,648)	$(80,210)	$(168,858)
Qatar	Goldman Sachs International	2,100	1.00 (pays quarterly	% )(1)	12/20/23	19,237	(4,402)	14,835
Qatar	Goldman Sachs International	1,730	1.00 (pays quarterly	% )(1)	9/20/24	27,655	1,020	28,675
Qatar	JPMorgan Chase Bank, N.A.	580	1.00 (pays quarterly	% )(1)	3/20/19	(4,828)	2,701	(2,127)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00 (pays quarterly	% )(1)	6/20/19	(4,630)	4,200	(430)
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00 (pays quarterly	% )(1)	6/20/19	(9,368)	6,323	(3,045)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00 (pays quarterly	% )(1)	6/20/19	(13,798)	8,084	(5,714)
Qatar	Nomura International PLC	620	1.00 (pays quarterly	% )(1)	3/20/19	(5,161)	2,640	(2,521)
Qatar	Nomura International PLC	1,540	1.00 (pays quarterly	% )(1)	3/20/19	(12,820)	6,765	(6,055)
Qatar	Nomura International PLC	5,380	1.00 (pays quarterly	% )(1)	9/20/24	86,001	12,698	98,699
Qatar	UBS AG	5,500	1.00 (pays quarterly	% )(1)	12/20/23	50,382	(11,684)	38,698
South Africa	Bank of America, N.A.	5,000	1.00 (pays quarterly	% )(1)	9/20/22	165,982	(182,988)	(17,006)
South Africa	Bank of America, N.A.	14,640	1.00 (pays quarterly	% )(1)	9/20/22	485,994	(506,702)	(20,708)
South Africa	Bank of America, N.A.	7,500	1.00 (pays quarterly	% )(1)	9/20/22	248,973	(361,705)	(112,732)
South Africa	Bank of America, N.A.	26,320	1.00 (pays quarterly	% )(1)	9/20/22	873,727	(1,008,866)	(135,139)
South Africa	Barclays Bank PLC	3,100	1.00 (pays quarterly	% )(1)	9/20/22	102,909	(128,366)	(25,457)
South Africa	BNP Paribas	3,100	1.00 (pays quarterly	% )(1)	9/20/22	102,909	(131,889)	(28,980)
South Africa	BNP Paribas	2,940	1.00 (pays quarterly	% )(1)	12/20/25	306,023	(400,995)	(94,972)
South Africa	BNP Paribas	13,330	1.00 (pays quarterly	% )(1)	12/20/25	1,387,511	(2,020,208)	(632,697)
South Africa	BNP Paribas	15,990	1.00 (pays quarterly	% )(1)	12/20/25	1,664,388	(2,424,742)	(760,354)
South Africa	BNP Paribas	26,186	1.00 (pays quarterly	% )(1)	12/20/25	2,725,683	(3,799,926)	(1,074,243)
South Africa	Credit Suisse International	3,700	1.00 (pays quarterly	% )(1)	9/20/22	122,826	(185,288)	(62,462)
South Africa	Deutsche Bank AG	4,860	1.00 (pays quarterly	% )(1)	9/20/22	161,334	(233,943)	(72,609)
South Africa	Deutsche Bank AG	5,700	1.00 (pays quarterly	% )(1)	9/20/22	189,219	(273,202)	(83,983)

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$3,070	1.00 (pays quarterly	% )(1)	9/20/22	$101,913	$(143,216)	$(41,303)
South Africa	Goldman Sachs International	15,000	1.00 (pays quarterly	% )(1)	9/20/22	497,945	(722,448)	(224,503)
South Africa	Goldman Sachs International	2,647	1.00 (pays quarterly	% )(1)	12/20/22	100,881	(131,998)	(31,117)
South Africa	HSBC Bank USA, N.A.	2,500	1.00 (pays quarterly	% )(1)	12/20/22	95,278	(119,719)	(24,441)
South Africa	HSBC Bank USA, N.A.	7,120	1.00 (pays quarterly	% )(1)	12/20/22	271,353	(323,560)	(52,207)
South Africa	Nomura International PLC	1,000	1.00 (pays quarterly	% )(1)	9/20/22	33,196	(37,866)	(4,670)
South Africa	Nomura International PLC	7,571	1.00 (pays quarterly	% )(1)	12/20/22	288,541	(371,561)	(83,020)
Spain	Bank of America, N.A.	2,400	1.00 (pays quarterly	% )(1)	9/20/20	(51,779)	(77,145)	(128,924)
Spain	Barclays Bank PLC	2,421	1.00 (pays quarterly	% )(1)	9/20/20	(52,232)	(68,179)	(120,411)
Spain	Barclays Bank PLC	1,100	1.00 (pays quarterly	% )(1)	12/20/20	(25,167)	(35,105)	(60,272)
Spain	Barclays Bank PLC	3,900	1.00 (pays quarterly	% )(1)	12/20/20	(89,227)	(126,807)	(216,034)
Spain	Barclays Bank PLC	3,200	1.00 (pays quarterly	% )(1)	12/20/20	(73,212)	(149,230)	(222,442)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(179,539)	(304,152)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(202,236)	(326,849)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	3/20/22	(137,583)	(435,385)	(572,968)
Spain	Credit Suisse International	2,200	1.00 (pays quarterly	% )(1)	3/20/21	(52,566)	(115,474)	(168,040)
Spain	Credit Suisse International	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(196,031)	(320,644)
Spain	Deutsche Bank AG	3,500	1.00 (pays quarterly	% )(1)	12/20/20	(80,075)	(130,514)	(210,589)
Thailand	Citibank, N.A.	6,900	1.00 (pays quarterly	% )(1)	3/20/18	(32,421)	251	(32,170)

Total						$12,630,740	$(20,920,902)	$(8,290,162)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2017, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $213,104,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

Citibank, N.A.	KRW 68,750	Positive Return on KOSPI 200 Index Futures 12/2017 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2017 (pays upon termination)	12/14/17	$258,493
Citibank, N.A.	LKR 1,200,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR-BBA + 115 bp on $8,023,055 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	456,424
Goldman Sachs International	EGP 169,075	Total Return on Egypt Treasury Bill, 0.00% due 1/23/18 (pays upon termination)	3-month USD-LIBOR-BBA + 75 bp on $6,407,181 (Notional Amount) (pays upon termination) plus Notional Amount at termination date	1/23/18	651,666

					$1,366,583

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Appreciation (Depreciation)

BNP Paribas	6-month USD-LIBOR-BBA on USD 21,050,185 (pays semi-annually) plus KRW 23,866,700,000	1.10% on KRW 23,866,700,000 (pays semi-annually) plus USD 21,050,185	3/2/20	$(106,015)
BNP Paribas	6-month USD-LIBOR-BBA on USD 15,735,726 (pays semi-annually) plus KRW 18,214,100,000	1.19% on KRW 18,214,100,000 (pays semi-annually) plus USD 15,735,726	3/8/20	(449,024)
BNP Paribas	6-month USD-LIBOR-BBA on USD 21,119,874 (pays semi-annually) plus KRW 23,521,200,000	1.23% on KRW 23,521,200,000 (pays semi-annually) plus USD 21,119,874	3/31/20	208,058
BNP Paribas	6-month USD-LIBOR-BBA on USD 12,203,046 (pays semi-annually) plus KRW 13,849,000,000	1.18% on KRW 13,849,000,000 (pays semi-annually) plus USD 12,203,046	4/20/20	(92,279)

				$(439,260)

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)	Portfolio Pays Floating Rate on Notional Amount (000’s omitted)	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF 272	CLP 7,239,753	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.95 (pays semi-annually	% )	10/28/22	$40,998
Goldman Sachs International	CLF 679	CLP 18,104,045	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.91 (pays semi-annually	)	10/26/22	42,017
Goldman Sachs International	CLF 453	CLP 12,090,217	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90 (pays semi-annually	)	10/6/22	9,414
Goldman Sachs International	CLF 907	CLP 24,178,821	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90 (pays semi-annually	)	10/5/22	17,905
Goldman Sachs International	CLF 907	CLP 24,177,216	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.89 (pays semi-annually	)	10/4/22	(11,422)
Goldman Sachs International	CLF 907	CLP 24,186,773	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.92 (pays semi-annually	)	10/11/22	61,321

							$160,233

							$(279,027)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar

THB	–	Thai Baht
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $3,260,344,019)	$3,383,348,977
Affiliated investment, at value (identified cost, $721,282,116)	721,282,116
Cash	6,361,473
Deposits for derivatives collateral —
Financial futures contracts	12,386,683
Centrally cleared swap contracts	81,238,750
OTC derivatives	23,034,193
Foreign currency, at value (identified cost, $42,892,525)	42,771,112
Interest and dividends receivable	48,070,200
Dividends receivable from affiliated investment	512,619
Receivable for investments sold	18,790,034
Receivable for variation margin on open centrally cleared swap contracts	3,143,332
Receivable for open forward foreign currency exchange contracts	77,569,278
Receivable for open forward volatility agreements	33,140
Receivable for open swap contracts	15,947,096
Premium paid on open non-centrally cleared swap contracts	21,265,364
Tax reclaims receivable	23,888
Other assets	2,159,466
Total assets	$4,457,937,721

Liabilities
Cash collateral due to brokers	$23,034,193
Payable for reverse repurchase agreements, including accrued interest of $141,861	181,166,689
Written options outstanding, at value (premiums received, $3,086,980)	257,338
Payable for investments purchased	67,106,945
Payable for securities sold short, at value (proceeds, $5,136,150)	5,061,388
Payable for variation margin on open futures contracts	1,008,917
Payable for open forward foreign currency exchange contracts	64,230,143
Payable for open forward volatility agreements	576,305
Payable for open swap contracts	18,285,022
Payable for premiums on swap contracts	5,763,320
Premium received on open non-centrally cleared swap contracts	19,075,366
Payable to affiliates:
Investment adviser fee	2,494,202
Trustees’ fees	8,625
Interest payable on securities sold short	56,030
Accrued foreign capital gains taxes	532,982
Accrued expenses and other liabilities	1,300,887
Total liabilities	$389,958,352
Net Assets applicable to investors’ interest in Portfolio	$4,067,979,369

Sources of Net Assets
Investors’ capital	$3,964,532,808
Net unrealized appreciation	103,446,561
Total	$4,067,979,369

58	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $1,605,018)	$139,025,622
Dividends (net of foreign taxes, $300,483)	1,799,158
Dividends from affiliated investment	3,095,985
Total investment income	$143,920,765

Expenses
Investment adviser fee	$23,876,386
Trustees’ fees and expenses	104,345
Custodian fee	2,162,119
Legal and accounting services	798,224
Interest expense and fees	1,253,810
Interest expense on securities sold short	290,334
Miscellaneous	243,460
Total expenses	$28,728,678

Net investment income	$115,192,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $408,517)	$46,780,336
Investment transactions — affiliated investment	18,182
Written options	10,114,627
Securities sold short	(234,489)
Futures contracts	(18,666,631)
Swap contracts	(23,125,840)
Forward commodity contracts	(1,151,255)
Foreign currency transactions	(1,064,628)
Forward foreign currency exchange contracts	(9,489,745)
Non-deliverable bond forward contracts	(109,617)
Net realized gain	$3,070,940
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $406,381)	$70,918,699
Investments — affiliated investment	(42,255)
Written options	2,551,347
Securities sold short	(90,614)
Futures contracts	(12,206,148)
Swap contracts	(57,629,697)
Forward commodity contracts	1,151,255
Forward volatility agreements	(543,165)
Foreign currency	3,806,317
Forward foreign currency exchange contracts	8,449,233
Net change in unrealized appreciation (depreciation)	$16,364,972

Net realized and unrealized gain	$19,435,912

Net increase in net assets from operations	$134,627,999

59	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$115,192,087	$102,692,436
Net realized gain (loss)	3,070,940	(114,322,055)
Net change in unrealized appreciation (depreciation)	16,364,972	164,252,098
Net increase in net assets from operations	$134,627,999	$152,622,479
Capital transactions —
Contributions	$1,938,715,733	$613,845,723
Withdrawals	(265,577,214)	(385,263,746)
Net increase in net assets from capital transactions	$1,673,138,519	$228,581,977

Net increase in net assets	$1,807,766,518	$381,204,456

Net Assets
At beginning of year	$2,260,212,851	$1,879,008,395
At end of year	$4,067,979,369	$2,260,212,851

60	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016		2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.13%	1.10%		1.14%	1.28%	1.53%
Net investment income	4.54%	5.09%		5.53%	4.58%	3.41%
Portfolio Turnover	76%	97%		75%	116%	65%

Total Return	5.65%	7.79	%(3)	3.36%	6.99%	(1.50)%

Net assets, end of year (000’s omitted)	$4,067,979	$2,260,213		$1,879,008	$1,510,154	$1,731,630

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.06%, 0.03%, 0.03%, 0.14% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(3)	During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

61	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 87.7%, 10.8%, 1.0%, 0.3%, 0.2% and less than 0.05%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $13,936,226 or 0.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

62

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

63

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

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Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the

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amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

U  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

X  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

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2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $23,876,386 or 0.94% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,074,823,983	$1,478,910,001
U.S. Government and Agency Securities	31,578,627	40,878,131

	$2,106,402,610	$1,519,788,132

Sales of the Portfolio include proceeds of $83,097,371 from the sale of securities by the Portfolio to investment companies or accounts advised by EVM or its affiliates that resulted in a net realized gain of $631,921.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,081,598,395

Gross unrealized appreciation	$140,513,393
Gross unrealized depreciation	(159,482,139)

Net unrealized depreciation	$(18,968,746)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

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Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into options on equity indices, equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, forward volatility agreements, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $91,060,220. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $25,243,179 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$2,482,239	$1,814,882	$0	$4,297,121
Net unrealized appreciation*	—	470,628	—	—	11,522,678	11,993,306
Receivable for open forward foreign currency exchange contracts	—	—	—	77,569,278	—	77,569,278
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	14,991,145	258,493	1,108,090	9,490,778	25,848,506

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	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Receivable for open forward volatility agreements	$—	$—	$—	$33,140	$—	$33,140

Total Asset Derivatives	$—	$15,461,773	$2,740,732	$80,525,390	$21,013,456	$119,741,351

Derivatives not subject to master netting or similar agreements	$—	$470,628	$—	$—	$11,522,678	$11,993,306

Total Asset Derivatives subject to master netting or similar agreements	$—	$14,991,145	$2,740,732	$80,525,390	$9,490,778	$107,748,045

Written options outstanding, at value	$—	$—	$—	$(257,338)	$—	$(257,338)
Net unrealized appreciation*	(2,206,569)	(12,108,413)	(811,797)	—	(32,550,604)	(47,677,383)
Payable for open forward foreign currency exchange contracts	—	—	—	(64,230,143)	—	(64,230,143)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(16,350,643)	—	—	(9,645,791)	(25,996,434)
Payable for open forward volatility agreements	—	—	—	(576,305)	—	(576,305)

Total Liability Derivatives	$(2,206,569)	$(28,459,056)	$(811,797)	$(65,063,786)	$(42,196,395)	$(138,737,603)

Derivatives not subject to master netting or similar agreements	$(2,206,569)	$(12,108,413)	$(811,797)	$—	$(32,550,604)	$(47,677,383)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(16,350,643)	$—	$(65,063,786)	$(9,645,791)	$(91,060,220)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$899,542	$(88,575)	$—	$(810,967)	$—	$870,000
Bank of America, N.A.	7,003,602	(1,398,905)	(5,604,697)	—	—	1,389
Barclays Bank PLC	2,575,777	(825,903)	—	(1,749,874)	—	2,004,000
BNP Paribas	15,150,993	(15,150,993)	—	—	—	—
Citibank, N.A.	6,578,573	(4,718,790)	—	(480,000)	1,379,783	480,000
Credit Agricole Corporate and Investment Bank	505,645	(258,435)	—	(247,210)	—	310,000
Credit Suisse International	6,145,610	(224,488)	(4,362,379)	(1,558,743)	—	2,440,000

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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Deutsche Bank AG	$9,337,908	$(9,337,908)	$—	$—	$—	$—
Goldman Sachs International	18,103,949	(18,103,949)	—	—	—	—
HSBC Bank USA, N.A.	4,195,591	(757,781)	(3,414,801)	(8,804)	14,205	8,804
JPMorgan Chase Bank, N.A.	16,673,641	(6,141,667)	—	(10,520,000)	11,974	10,520,000
Morgan Stanley & Co. International PLC	22,531	(22,531)	—	—	—	20,000
Nomura International PLC	1,360,705	(402,138)	(901,026)	—	57,541	—
Société Générale	267,354	—	—	(267,354)	—	370,000
Standard Chartered Bank	13,967,150	(6,010,196)	—	(6,010,000)	1,946,954	6,010,000
State Street Bank and Trust Company	71,886	—	—	—	71,886	—
The Toronto-Dominion Bank	140,926	—	(140,926)	—	—	—
UBS AG	4,383,189	(1,703,737)	—	—	2,679,452	—
VTB Capital PLC	363,473	—	—	—	363,473	—

	$107,748,045	$(65,145,996)	$(14,423,829)	$(21,652,952)	$6,525,268	$23,034,193

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(88,575)	$88,575	$—	$—	$—	$—
Bank of America, N.A.	(1,398,905)	1,398,905	—	—	—	—
Barclays Bank PLC	(825,903)	825,903	—	—	—	—
BNP Paribas	(27,101,712)	15,150,993	11,299,639	—	(651,080)	—
Citibank, N.A.	(4,718,790)	4,718,790	—	—	—	—
Credit Agricole Corporate and Investment Bank	(258,435)	258,435	—	—	—	—
Credit Suisse International	(224,488)	224,488	—	—	—	—
Deutsche Bank AG	(18,212,179)	9,337,908	8,285,880	—	(588,391)	—
Goldman Sachs International	(21,120,285)	18,103,949	3,016,336	—	—	—
HSBC Bank USA, N.A.	(757,781)	757,781	—	—	—	—
JPMorgan Chase Bank, N.A.	(6,141,667)	6,141,667	—	—	—	—
Morgan Stanley & Co. International PLC	(127,770)	22,531	—	—	(105,239)	—
Nomura International PLC	(402,138)	402,138	—	—	—	—
Standard Chartered Bank	(6,010,196)	6,010,196	—	—	—	—
The Bank of Nova Scotia	(1,358,622)	—	838,246	—	(520,376)	—
UBS AG	(1,703,737)	1,703,737	—	—	—	—
VTB Capital PLC	(609,037)	—	486,347	—	(122,690)	—

	$(91,060,220)	$65,145,996	$23,926,448	$—	$(1,987,776)	$—

Total-Deposits for derivatives collateral — OTC derivatives						$23,034,193

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

70

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Information with respect to repurchase and reverse repurchase agreements at October 31, 2017 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(301,589)	$—	$(4,209,903)	$(12,502,848)	$(1,332,958)
Written options	—	—	823,466	9,291,161	—
Futures contracts	(20,310,025)	—	(3,929,205)	—	5,572,599
Swap contracts	—	(27,876,137)	—	740	4,749,557
Forward commodity contracts	(1,151,255)	—	—	—	—
Forward foreign currency exchange contracts	—	—	—	(9,489,745)	—
Non-deliverable bond forward contracts	—	—	—	—	(109,617)

Total	$(21,762,869)	$(27,876,137)	$(7,315,642)	$(12,700,692)	$8,879,581

Change in unrealized appreciation (depreciation) —
Investments	$294,439	$—	$(273,828)	$(15,705,353)	$(1,111,968)
Written options	—	—	—	2,551,347	—
Futures contracts	(9,482,680)	—	(594,823)	—	(2,128,645)
Swap contracts	—	(8,548,125)	258,493	1,108,090	(50,448,155)
Forward commodity contracts	1,151,255	—	—	—	—
Forward volatility agreements	—	—	—	(543,165)	—
Forward foreign currency exchange contracts	—	—	—	8,449,233	—

Total	$(8,036,986)	$(8,548,125)	$(610,158)	$(4,139,848)	$(53,688,768)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$3,100,000	$353,277,000	$4,489,000	$5,127,186,000	$41,281,000	$5,229,299,000

Interest Rate Swaptions Purchased	Forward Volatility Agreements

$235,867,000	$80,791,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $995,459,000, $396,530,000, 2,242 contracts and 264 contracts, respectively.

71

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2017 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid (Received)	Principal Amount		Value Including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

Barclays Bank PLC	10/25/17	On Demand	(1)	1.75%	USD	4,576,636	$4,578,193	$5,330,200
Barclays Bank PLC	10/25/17	On Demand	(1)	1.75	USD	4,802,413	4,804,047	5,528,750
Barclays Bank PLC	10/25/17	On Demand	(1)	1.95	USD	20,454,815	20,462,571	23,822,796
Barclays Bank PLC	10/25/17	On Demand	(1)	1.95	USD	21,871,148	21,879,440	25,179,033
Citibank, N.A.	10/17/17	On Demand	(1)	2.15	AUD	32,879,218	25,183,918	26,392,081
JPMorgan Chase Bank, N.A.	10/4/17	On Demand	(1)	1.75	USD	1,821,223	1,823,524	2,270,000
JPMorgan Chase Bank, N.A.	10/4/17	On Demand	(1)	1.85	AUD	83,736,370	64,174,724	66,849,953
JPMorgan Chase Bank, N.A.	10/20/17	On Demand	(1)	1.90	AUD	25,282,936	19,358,514	20,050,765
Nomura International PLC	10/25/17	On Demand	(1)	1.97	AUD	24,690,120	18,901,758	19,698,997

Total							$181,166,689	$195,122,575

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

AUD	–	Australian Dollar
USD	–	United States Dollar

For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $62,350,000 and 1.80%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2017. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2017.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

JPMorgan Chase Bank, N.A.	$5,269,915	$(5,269,915)	$—	$—

	$5,269,915	$(5,269,915)	$—	$—

72

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(51,724,251)	$—	$51,724,251	$—

Citibank, N.A.	(25,183,918)	—	25,183,918	—

JPMorgan Chase Bank, N.A.	(85,356,762)	5,269,915	80,086,847	—

Nomura International PLC	(18,901,759)	—	18,901,759	—

	$(181,166,690)	$5,269,915	$175,896,775	$—

*	Including accrued interest.

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

73

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$2,089,537,931	$—	$2,089,537,931
Foreign Corporate Bonds	—	56,544,977	—	56,544,977
Sovereign Loans	—	90,945,132	—	90,945,132
Collateralized Mortgage Obligations	—	1,333,639	—	1,333,639
Common Stocks	96,074,163 *	156,435,914 **	—	252,510,077
Short-Term Investments —
Foreign Government Securities	—	307,427,904	—	307,427,904
U.S. Treasury Obligations	—	575,482,281	—	575,482,281
Repurchase Agreements	—	5,269,915	—	5,269,915
Other	—	721,282,116	—	721,282,116
Currency Options Purchased	—	1,814,882	—	1,814,882
Call Options Purchased	—	2,482,239	—	2,482,239
Interest Rate Swaptions Purchased	—	0	—	0

Total Investments	$96,074,163	$4,008,556,930	$—	$4,104,631,093

Forward Foreign Currency Exchange Contracts	$—	$77,569,278	$—	$77,569,278
Forward Volatility Agreements	—	33,140	—	33,140
Futures Contracts	778,859	—	—	778,859
Swap Contracts	—	53,521,100	—	53,521,100

Total	$96,853,022	$4,139,680,448	$—	$4,236,533,470

Liability Description
Securities Sold Short	$—	$(5,061,388)	$—	$(5,061,388)
Currency Options Written	—	(257,338)	—	(257,338)
Forward Foreign Currency Exchange Contracts	—	(64,230,143)	—	(64,230,143)
Forward Volatility Agreements	—	(576,305)	—	(576,305)
Futures Contracts	(2,206,569)	(811,797)	—	(3,018,366)
Swap Contracts	—	(73,079,674)	—	(73,079,674)

Total	$(2,206,569)	$(144,016,645)	$—	$(146,223,214)

*	Includes $94,026,566 and $2,047,597 for Iceland and Vietnam, respectively.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

74

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

75

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

76

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

77

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

78

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

79

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return

Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.17

Eaton Vance

Emerging and Frontier Countries Equity Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Emerging and Frontier Countries Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 37

Federal Tax Information	16

Management and Organization	38

Important Notices	41

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017, following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) had a total return of 24.15% for Class A shares at net asset value (NAV), underperforming the 26.45% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (the Primary Index) and the 27.51% return of the Fund’s secondary benchmark, the MSCI Frontier Markets Index (the Secondary Index). The Fund also underperformed the 27.07% return of its blended benchmark consisting of 50% Primary Index and 50% Secondary Index (the

Blended Index). The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. The Fund’s strategy and investment process are supported by empirical evidence demonstrating that equity markets in countries that have experienced increasing economic freedom outperform those with decreasing economic freedom, both over time and during down markets.7 Investment decisions are focused on broad-based, country-level and sector equity exposures, rather than on individual stocks.

Fund positioning in Kuwait, Argentina and China detracted from Fund performance versus the Blended Index during the period. The Fund had substantial holdings in Kuwait and Argentina, both countries being top-10 positions amongst the Fund’s nearly 60-country universe. These two frontier markets performed strongly during the period as prospects for economic reform advanced. However, in an effort to mitigate the risk of over-concentration in any one country, the Fund had smaller holdings in those countries than the Blended Index. During a period when Kuwait and Argentina performed strongly, the Fund’s relative underweight in those countries versus the Blended Index detracted from relative performance.

China remained the Fund’s largest country position and a modest overweight to the Blended Index. Management believes economic reform and liberalization in China should improve corporate earnings and, over the longer term, reduce risk in the economy. In the short term, however, we continued to be concerned about the economy’s high and growing level of debt. For that reason, the Fund’s Chinese equity position was currency hedged during the period. The cost of the hedge detracted from the return on Chinese equities and caused the Fund’s China position to underperform Chinese holdings in the Blended Index.

In contrast, overweighting Kazakhstan, Peru and Vietnam helped Fund performance versus the Blended Index. Kazakhstan was the largest country contributor during the period. The market reacted positively as economic reform proposals evolved into actual legislation and genuine regulatory improvements. Peruvian equities benefited from the election of a market-friendly president and congress, as well as a rebound in the price of copper, one of Peru’s major exports. In Vietnam, efforts to liberalize the economy and improve the ease of doing business continued to bear fruit, attracting large amounts of foreign direct investment in factories producing clothing, electronics and other goods for well-known global brands.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	24.15%	—	3.22%
Class A with 5.75% Maximum Sales Charge	—	—	17.01	—	1.71
Class I at NAV	11/03/2014	11/01/2013	24.52	—	3.43
MSCI Emerging Markets Index	—	—	26.45%	4.83%	4.57%
MSCI Frontier Markets Index	—	—	27.51	9.14	5.38
Blended Index	—	—	27.07	7.17	5.18

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.74%	1.49%
Net				1.65	1.40

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	11/01/2013	$286,084	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The Blended Index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/2/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]

Source: Fraser Institute, MSCI, Bloomberg, Eaton Vance. The Economic Freedom analysis by the Fraser Institute, and resultant scores, are available every five years beginning in 1970 through 2000. Thereafter, scores are available annually. Thus, longer-term analysis was conducted using 5-year periods and ends in 2010 in order to maintain consistent time periods for measurement. Down years since 2000 were calculated utilizing annual analysis. During each period countries were grouped according to whether their Fraser Institute quantitative score for economic freedom increased or decreased. The MSCI country-level returns were then aggregated into two lists - increasing economic freedom and decreasing economic freedom - and the performance data averaged, respectively.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective May 2, 2017, the name of Eaton Vance Emerging and Frontier Countries Equity Fund was changed from Eaton Vance Global Macro Capital Opportunities Fund.

5

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,131.20	$8.86	**	1.65%
Class I	$1,000.00	$1,133.10	$7.53	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,018.10	$7.12	**	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $130,798,567)	$164,301,756
Receivable for Fund shares sold	464,528
Receivable from affiliate	13,547
Total assets	$164,779,831

Liabilities
Payable for Fund shares redeemed	$156,922
Payable to affiliates:
Distribution and service fees	299
Trustees’ fees	42
Accrued expenses	53,680
Total liabilities	$210,943
Net Assets	$164,568,888

Sources of Net Assets
Paid-in capital	$142,705,833
Accumulated net realized loss from Portfolio	(11,640,134)
Net unrealized appreciation from Portfolio	33,503,189
Total	$164,568,888

Class A Shares
Net Assets	$1,453,063
Shares Outstanding	132,659
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.95
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.62

Class I Shares
Net Assets	$163,115,825
Shares Outstanding	14,859,214
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.98

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $325,350)	$3,328,800
Interest allocated from Portfolio (net of foreign taxes, $51)	8,745
Expenses allocated from Portfolio	(1,807,161)
Total investment income from Portfolio	$1,530,384

Expenses
Distribution and service fees
Class A	$31,600
Trustees’ fees and expenses	500
Custodian fee	16,777
Transfer and dividend disbursing agent fees	109,060
Legal and accounting services	33,571
Printing and postage	20,232
Registration fees	48,361
Miscellaneous	10,055
Total expenses	$270,156
Deduct —
Allocation of expenses to affiliate	$90,721
Total expense reductions	$90,721

Net expenses	$179,435

Net investment income	$1,350,949

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $22,541)	$195,209
Financial futures contracts	2,546,151
Foreign currency transactions	(61,530)
Forward foreign currency exchange contracts	(2,707,318)
Net realized loss	$(27,488)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $7,692)	$28,987,598
Financial futures contracts	99,439
Foreign currency	(2,778)
Forward foreign currency exchange contracts	614,091
Net change in unrealized appreciation (depreciation)	$29,698,350

Net realized and unrealized gain	$29,670,862

Net increase in net assets from operations	$31,021,811

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,350,949	$875,252
Net realized loss	(27,488)	(9,888,323)
Net change in unrealized appreciation (depreciation)	29,698,350	16,428,002
Net increase in net assets from operations	$31,021,811	$7,414,931
Distributions to shareholders —
From net investment income
Class A	$(64,157)	$(368,681)
Class I	(590,542)	(1,936,538)
Total distributions to shareholders	$(654,699)	$(2,305,219)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,412,752	$5,579,913
Class I	48,111,752	31,512,999
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	63,858	366,894
Class I	590,453	1,936,538
Cost of shares redeemed
Class A	(24,364,046)	(5,924,121)
Class I	(17,381,179)	(28,717,651)
Net increase in net assets from Fund share transactions	$10,433,590	$4,754,572

Net increase in net assets	$40,800,702	$9,864,284

Net Assets
At beginning of year	$123,768,186	$113,903,902
At end of year	$164,568,888	$123,768,186

Accumulated undistributed net investment income included in net assets
At end of year	$—	$633,170

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended October 31, 2015(1)
	2017	2016
Net asset value — Beginning of period	$8.850	$8.570	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.057	$0.045	$0.120
Net realized and unrealized gain (loss)	2.072	0.403	(1.541)

Total income (loss) from operations	$2.129	$0.448	$(1.421)

Less Distributions
From net investment income	$(0.029)	$(0.168)	$(0.009)

Total distributions	$(0.029)	$(0.168)	$(0.009)

Net asset value — End of period	$10.950	$8.850	$8.570

Total Return(3)(4)	24.15%	5.42%	(14.22	)%(5)

Ratios/Supplemental Data
Net Assets, end of period (000’s omitted)	$1,453	$19,599	$18,836
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.65%	1.65%	1.65	%(8)
Net investment income	0.62%	0.55%	1.31	%(8)
Portfolio Turnover of the Portfolio	32%	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2015(1)
	2017	2016
Net asset value — Beginning of period	$8.870	$8.590	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.098	$0.068	$0.147
Net realized and unrealized gain (loss)	2.063	0.400	(1.546)

Total income (loss) from operations	$2.161	$0.468	$(1.399)

Less Distributions
From net investment income	$(0.051)	$(0.188)	$(0.011)

Total distributions	$(0.051)	$(0.188)	$(0.011)

Net asset value — End of period	$10.980	$8.870	$8.590

Total Return(3)(4)	24.52%	5.67%	(14.00	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,116	$104,170	$95,068
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.40%	1.40%	1.40	%(8)
Net investment income	1.00%	0.82%	1.61	%(8)
Portfolio Turnover of the Portfolio	32%	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (formerly, Eaton Vance Global Macro Capital Opportunities Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to

12

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Notes to Financial Statements — continued

shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$654,699	$2,305,219

During the year ended October 31, 2017, accumulated net realized loss was decreased by $1,593,105, accumulated undistributed net investment income was decreased by $1,329,420 and paid-in capital was decreased by $263,685 due to differences between book and tax accounting for the Fund’s investment in the Portfolio and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(10,012,519)
Net unrealized appreciation	$31,875,574

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $10,012,519 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $6,497,637 are short-term and $3,514,882 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after May 2, 2018. Pursuant to this agreement, EVM was allocated $90,721 of the Fund’s operating expenses for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $616 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $152 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

13

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $31,600 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $14,723,397 and $5,790,127, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	359,449	693,668
Issued to shareholders electing to receive payments of distributions in Fund shares	7,451	45,577
Redemptions	(2,448,967)	(722,651)

Net increase (decrease)	(2,082,067)	16,594

	Year Ended October 31,
Class I	2017	2016

Sales	4,852,064	3,944,939
Issued to shareholders electing to receive payments of distributions in Fund shares	68,898	240,564
Redemptions	(1,806,759)	(3,509,545)

Net increase	3,114,203	675,958

8  Name Change

Effective May 2, 2017, the name of Eaton Vance Emerging and Frontier Countries Equity Fund was changed from Eaton Vance Global Macro Capital Opportunities Fund.

14

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (formerly, Eaton Vance Global Macro Capital Opportunities Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging and Frontier Countries Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

15

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 91.8%

Security	Shares	Value

Argentina — 4.9%
Adecoagro SA(1)	28,500	$289,560
Banco Macro SA, Class B ADR	10,050	1,265,496
BBVA Banco Frances SA ADR	13,471	296,901
Cablevision Holding SA GDR(1)	12,444	286,319
Cresud SA ADR(1)	10,769	233,472
Empresa Distribuidora Y Comercializadora Norte SA ADR(1)	7,134	307,475
Grupo Clarin SA GDR(2)	3,677	22,797
Grupo Financiero Galicia SA, Class B ADR	24,602	1,350,650
IRSA Inversiones y Representaciones SA ADR(1)	7,276	211,877
Pampa Energia SA ADR(1)	15,430	1,046,617
Petrobras Argentina SA ADR(1)	25,926	345,075
Telecom Argentina SA ADR(1)	23,384	762,552
Transportadora de Gas del Sur SA ADR(1)	24,857	527,466
YPF SA ADR	46,600	1,144,496

		$8,090,753

China — 13.2%
AAC Technologies Holdings, Inc.	12,500	$229,214
Agricultural Bank of China, Ltd., Class H	393,000	185,100
Alibaba Group Holding, Ltd. ADR(1)	16,154	2,986,713
Anhui Conch Cement Co., Ltd., Class H	24,000	102,809
ANTA Sports Products, Ltd.	17,000	76,039
Baidu, Inc. ADR(1)	3,980	970,881
Bank of China, Ltd., Class H	1,162,000	580,724
Bank of Communications, Ltd., Class H	145,000	109,465
Beijing Enterprises Water Group, Ltd.	98,000	82,352
Brilliance China Automotive Holdings, Ltd.	56,000	141,911
BYD Co., Ltd., Class H	14,500	126,784
CGN Power Co., Ltd., Class H(3)	155,000	45,534
China Cinda Asset Management Co., Ltd., Class H	147,000	57,123
China CITIC Bank Corp., Ltd., Class H	153,000	98,585
China Communications Construction Co., Ltd., Class H	78,000	94,739
China Construction Bank Corp., Class H	1,202,000	1,074,245
China Everbright International, Ltd.	60,000	84,651
China Evergrande Group(1)	99,000	381,878
China Galaxy Securities Co., Ltd., Class H	59,500	51,912
China Life Insurance Co., Ltd., Class H	109,000	361,368
China Mengniu Dairy Co., Ltd.	47,000	130,246
China Merchants Bank Co., Ltd., Class H	60,500	231,029
China Merchants Port Holdings Co., Ltd.	22,666	70,903
China Minsheng Banking Corp., Ltd., Class H	99,000	95,903
China Mobile, Ltd.	90,000	905,253
China Overseas Land & Investment, Ltd.	60,000	194,821
China Pacific Insurance (Group) Co., Ltd., Class H	42,200	208,376

Security	Shares	Value

China (continued)
China Petroleum & Chemical Corp., Class H	382,000	$280,510
China Railway Construction Corp., Ltd., Class H	46,500	58,396
China Railway Group, Ltd., Class H	86,000	69,127
China Resources Beer Holdings Co., Ltd.	38,000	109,670
China Resources Gas Group, Ltd.	20,000	73,261
China Resources Land, Ltd.	47,777	142,590
China Resources Power Holdings Co., Ltd.	34,000	65,385
China Shenhua Energy Co., Ltd., Class H	56,000	133,967
China State Construction International Holdings, Ltd.	42,000	59,013
China Taiping Insurance Holdings Co., Ltd.	31,400	103,549
China Telecom Corp., Ltd., Class H	234,000	117,351
China Unicom (Hong Kong), Ltd.(1)	98,000	139,048
China Vanke Co., Ltd., Class H	26,700	95,045
CITIC Securities Co., Ltd., Class H	39,500	87,765
CITIC, Ltd.	75,000	109,870
CNOOC, Ltd.	261,000	356,368
Country Garden Holdings Co., Ltd.	129,000	204,492
CRRC Corp., Ltd., Class H	79,750	78,690
CSPC Pharmaceutical Group, Ltd.	84,000	146,138
Ctrip.com International, Ltd. ADR(1)	5,900	282,551
Dongfeng Motor Group Co., Ltd., Class H	54,000	74,125
ENN Energy Holdings, Ltd.	14,000	102,736
Fullshare Holdings, Ltd.	160,000	68,480
Geely Automobile Holdings, Ltd.	115,000	356,600
GF Securities Co., Ltd., Class H	24,600	52,462
Great Wall Motor Co., Ltd., Class H	53,500	67,504
Guangdong Investment, Ltd.	48,000	69,543
Guangzhou Automobile Group Co., Ltd., Class H	52,000	129,315
Haitong Securities Co., Ltd., Class H	60,000	94,992
Hanergy Thin Film Power Group, Ltd.(1)(4)	302,000	0
Hengan International Group Co., Ltd.	12,500	123,267
Huaneng Power International, Inc., Class H	96,000	64,204
Huatai Securities Co., Ltd.(3)	34,000	73,440
Industrial & Commercial Bank of China, Ltd., Class H	1,061,000	844,201
JD.com, Inc. ADR(1)	10,624	398,612
Lenovo Group, Ltd.	160,000	92,812
NetEase, Inc. ADR	1,181	332,948
New China Life Insurance Co., Ltd., Class H	16,000	100,166
New Oriental Education & Technology Group, Inc. ADR	2,374	197,612
People’s Insurance Co. Group of China, Ltd. (The), Class H	129,000	61,398
PetroChina Co., Ltd., Class H	320,000	209,183
PICC Property & Casualty Co., Ltd., Class H	76,000	150,821
Ping An Insurance (Group) Co. of China, Ltd., Class H	77,000	676,671
Semiconductor Manufacturing International Corp.(1)	7,300	11,201
Shenzhou International Group Holdings, Ltd.	12,000	102,543
SINA Corp.(1)	1,200	129,180

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

China (continued)
Sino Biopharmaceutical, Ltd.	90,000	$105,244
Sinopharm Group Co., Ltd., Class H	22,400	100,296
Sunny Optical Technology Group Co., Ltd.	17,000	249,346
TAL Education Group ADR	4,548	125,070
Tencent Holdings, Ltd.	81,800	3,676,508
Vipshop Holdings, Ltd. ADR(1)	6,998	55,284
Want Want China Holdings, Ltd.	103,000	84,329
Weibo Corp. ADR(1)	120	11,118
Yum China Holdings, Inc.(1)	7,500	302,625
Zhuzhou CRRC Times Electric Co., Ltd., Class H	11,000	64,382

		$21,749,562

Croatia — 1.6%
Adris Grupa DD, PFC Shares	9,000	$623,352
Ericsson Nikola Tesla DD	930	167,267
Hrvatski Telekom DD	52,252	1,400,153
Koncar-Elektroindustrija DD	1,480	158,922
Valamar Riviera DD	48,200	342,658

		$2,692,352

Cyprus — 1.7%
Bank of Cyprus Holdings PLC(1)(5)	482,403	$1,611,626
Bank of Cyprus Holdings PLC(1)(5)	359,203	1,213,293

		$2,824,919

Egypt — 2.4%
Amer Group Holding(1)	2,605,200	$57,578
Arabian Cement Co.(1)	96,000	46,682
Arabian Food Industries Co. DOMTY(1)	91,400	47,174
Citadel Capital SAE(1)	1,195,300	90,768
Commercial International Bank Egypt SAE	327,500	1,466,967
Credit Agricole Egypt SAE	55,500	132,207
Eastern Tobacco	17,750	320,627
Egyptian Financial Group-Hermes Holding Co.	195,400	254,938
Egyptian Resorts Co.(1)	895,600	73,549
Emaar Misr for Development SAE(1)	408,300	89,139
Ghabbour Auto(1)	506,400	93,633
Heliopolis Housing	68,800	116,667
Juhayna Food Industries	253,600	126,746
Medinet Nasr Housing	280,700	167,733
Palm Hills Developments SAE(1)	701,000	163,136
Pioneers Holding(1)	154,000	81,377
Porto Holding SAE(1)	2,659,800	64,870
Six of October Development & Investment Co.(1)	140,100	147,300
Talaat Moustafa Group	483,900	260,291

Security	Shares	Value

Egypt (continued)
Telecom Egypt	190,400	$139,463

		$3,940,845

Georgia — 2.9%
BGEO Group PLC	48,700	$2,299,767
TBC Bank Group PLC	107,700	2,447,633

		$4,747,400

Iceland — 3.4%
Eik Fasteignafelag HF(1)	1,866,700	$176,104
Eimskipafelag Islands HF	407,000	1,041,908
Hagar HF	2,036,000	662,129
Icelandair Group HF	1,860,000	290,983
Marel HF	397,000	1,306,144
Reginn HF(1)	1,637,000	367,848
Reitir Fasteignafelag HF	1,043,000	814,859
Siminn HF	9,776,000	357,783
Sjova-Almennar Tryggingar HF	1,151,900	184,575
Tryggingamidstodin HF	728,000	226,745
Vatryggingafelag Islands HF	2,066,800	221,436

		$5,650,514

India — 7.1%
Adani Ports and Special Economic Zone, Ltd.	22,802	$151,784
Adani Power, Ltd.(1)	9,483	4,815
Ambuja Cements, Ltd.	21,000	91,259
Asian Paints, Ltd.	8,100	148,056
Aurobindo Pharma, Ltd.	7,300	85,895
Axis Bank, Ltd.	48,500	393,631
Bajaj Auto, Ltd.	2,400	120,900
Bajaj Finance, Ltd.	4,600	127,906
Bajaj Finserv, Ltd.	1,200	93,640
Bharat Petroleum Corp., Ltd.	22,800	190,375
Bharti Airtel, Ltd.	34,700	267,006
Bharti Infratel, Ltd.	15,719	107,411
Cipla, Ltd.	9,500	91,908
Coal India, Ltd.	19,072	84,557
Dabur India, Ltd.	18,500	95,221
Dr. Reddy’s Laboratories, Ltd.	3,000	111,918
Eicher Motors, Ltd.	400	199,079
GAIL (India), Ltd.	17,066	122,597
Godrej Consumer Products, Ltd.	7,200	103,824
Grasim Industries, Ltd.	10,000	189,994
HCL Technologies, Ltd.	16,228	214,333
Hero MotoCorp, Ltd.	1,300	77,445

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

India (continued)
Hindalco Industries, Ltd.	30,900	$127,827
Hindustan Petroleum Corp., Ltd.	19,000	131,111
Hindustan Unilever, Ltd.	17,900	342,516
Housing Development Finance Corp., Ltd.	38,500	1,011,517
ICICI Bank, Ltd.	75,580	354,188
Indiabulls Housing Finance, Ltd.	8,300	159,471
Indian Oil Corp., Ltd.	19,200	123,279
Infosys, Ltd.	49,200	700,627
ITC, Ltd.	93,750	385,136
JSW Steel, Ltd.	25,000	100,255
Larsen & Toubro, Ltd.	14,250	269,390
LIC Housing Finance, Ltd.	12,100	112,032
Lupin, Ltd.	5,700	90,346
Mahindra & Mahindra, Ltd.	10,800	224,576
Maruti Suzuki India, Ltd.	2,900	368,290
Motherson Sumi Systems, Ltd.	27,150	152,759
Nestle India, Ltd.	700	77,853
Oil & Natural Gas Corp., Ltd.	34,800	102,828
Piramal Enterprises, Ltd.	2,500	105,759
Reliance Industries, Ltd.	68,600	1,000,741
Shree Cement, Ltd.	360	104,749
Shriram Transport Finance Co., Ltd.	6,100	110,381
State Bank of India	62,700	296,845
Tata Consultancy Services, Ltd.	12,278	496,692
Tata Motors, Ltd.(1)	45,100	298,648
Tata Steel, Ltd.	9,900	107,629
Tech Mahindra, Ltd.	15,900	118,537
Titan Co., Ltd.	10,400	102,697
UltraTech Cement, Ltd.	2,700	183,605
UPL, Ltd.	10,100	124,757
Vedanta, Ltd.	43,100	221,362
Wipro, Ltd.	32,870	149,733
Yes Bank, Ltd.	41,500	201,948
Zee Entertainment Enterprises, Ltd.	16,300	136,844

		$11,668,482

Indonesia — 2.8%
Adaro Energy Tbk PT	717,400	$96,544
Astra International Tbk PT	834,900	492,480
Bank Central Asia Tbk PT	511,400	787,781
Bank Mandiri Persero Tbk PT	796,000	413,444
Bank Negara Indonesia Persero Tbk PT	345,100	193,452
Bank Rakyat Indonesia Persero Tbk PT	462,300	531,876
Bumi Serpong Damai Tbk PT	436,800	55,439
Charoen Pokphand Indonesia Tbk PT	365,200	88,874
Gudang Garam Tbk PT	22,900	118,183

Security	Shares	Value

Indonesia (continued)
Hanjaya Mandala Sampoerna Tbk PT	470,400	$137,962
Indofood CBP Sukses Makmur Tbk PT	120,400	78,147
Indofood Sukses Makmur Tbk PT	207,500	125,445
Kalbe Farma Tbk PT	1,009,100	119,046
Matahari Department Store Tbk PT	116,000	73,527
Perusahaan Gas Negara Persero Tbk PT	507,600	68,873
Semen Indonesia Persero Tbk PT	145,300	116,739
Surya Citra Media Tbk PT	321,200	50,934
Telekomunikasi Indonesia Persero Tbk PT	2,031,900	606,252
Unilever Indonesia Tbk PT	67,800	247,953
United Tractors Tbk PT	79,400	202,921

		$4,605,872

Kazakhstan — 4.3%
Central Asia Metals PLC	251,600	$810,773
Halyk Savings Bank of Kazakhstan JSC GDR(1)(2)(5)	167,650	1,636,838
Halyk Savings Bank of Kazakhstan JSC GDR(1)(2)(5)	121,000	1,179,750
KAZ Minerals PLC(1)	106,025	1,144,801
KazMunaiGas Exploration Production GDR(2)	151,009	1,547,245
Kcell JSC GDR(2)	142,842	769,810

		$7,089,217

Kuwait — 4.0%
Agility Public Warehousing Co. KSC	206,250	$527,375
Boubyan Bank KSCP	194,880	283,555
Burgan Bank SAK	184,380	204,838
Kuwait Finance House KSCP	761,530	1,489,866
Kuwait Projects Co. Holdings KSC	124,400	139,722
Mabanee Co. SAKC	128,730	333,695
Mezzan Holding Co. KSCC	34,900	93,607
Mobile Telecommunications Co.	654,500	1,006,496
National Bank of Kuwait SAK	798,945	2,024,687
National Industries Group Holding SAK(1)	264,200	135,164
National Real Estate Co. KPSC(1)	178,300	71,141
VIVA Kuwait Telecom Co.	51,300	128,095
Warba Bank KSCP(1)	146,300	112,753

		$6,550,994

Mauritius — 2.8%
Alteo, Ltd.	297,687	$274,778
CIEL, Ltd.	1,340,300	284,495
CIM Financial Services, Ltd.	832,100	231,942
ENL Land, Ltd.	155,011	194,396
Gamma Civic, Ltd.	107,086	104,574
Harel Mallac & Co., Ltd.	31,500	70,447

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Mauritius (continued)
IBL, Ltd.	37,656	$49,069
LUX Island Resorts, Ltd.	78,300	144,426
MCB Group, Ltd.	228,408	1,826,007
New Mauritius Hotels, Ltd.(1)	389,190	265,320
Omnicane, Ltd.	15,009	25,066
Phoenix Beverages, Ltd.	10,200	157,185
Rogers & Co., Ltd.	187,150	164,211
SBM Holdings, Ltd.	2,100,810	451,797
Sun, Ltd., Class A(1)	156,512	203,289
Terra Mauricia, Ltd.	182,256	157,319

		$4,604,321

Mexico — 1.0%
Cemex SAB de CV ADR(1)	24,140	$195,775
Coca-Cola Femsa SAB de CV ADR	900	61,596
Fomento Economico Mexicano SAB de CV ADR	3,000	263,250
Grupo Aeroportuario del Pacifico SAB de CV, Class B ADR	700	66,444
Grupo Aeroportuario del Sureste SAB de CV, Class B ADR	400	71,516
Grupo Bimbo SAB de CV, Series A	29,800	68,999
Grupo Financiero Banorte SAB de CV, Class O	40,700	241,163
Grupo Financiero Inbursa SAB de CV, Class O	42,300	72,766
Grupo Financiero Santander Mexico SAB de CV ADR	6,800	57,256
Grupo Mexico SAB de CV, Series B	63,000	204,887
Industrias Penoles SAB de CV	2,600	60,620
Kimberly-Clark de Mexico SAB de CV, Class A	28,700	49,371
Mexichem SAB de CV	20,553	52,938
Wal-Mart de Mexico SAB de CV, Series V	86,300	193,201

		$1,659,782

Pakistan — 0.0%(6)
Searle Co., Ltd. (The)	5,055	$14,672

		$14,672

Peru — 4.8%
Alicorp SAA	129,300	$403,752
Cementos Pacasmayo SAA(1)	85,338	223,157
Cia de Minas Buenaventura SA ADR	41,756	575,815
Credicorp, Ltd.	17,209	3,604,253
Engie Energia Peru SA	79,000	187,870
Ferreycorp SAA	529,200	413,527
Fossal SAA(1)	21,662	2,149
Grana y Montero SAA ADR(1)	101,500	456,750
InRetail Peru Corp.(3)	22,000	436,700
Southern Copper Corp.	16,338	701,717
Union Andina de Cementos SAA	308,000	280,474

Security	Shares	Value

Peru (continued)
Volcan Cia Minera SAA, Class B	1,145,200	$563,704

		$7,849,868

Philippines — 1.7%
Aboitiz Equity Ventures, Inc.	72,000	$104,588
Aboitiz Power Corp.	39,500	32,522
Alliance Global Group, Inc.(1)	85,700	26,584
Ayala Corp.	10,270	204,939
Ayala Land, Inc.	291,600	244,232
Bank of the Philippine Islands	21,799	41,424
BDO Unibank, Inc.	63,210	168,437
Cebu Air, Inc.	25,000	52,807
CEMEX Holdings Philippines, Inc.(1)(3)	118,400	10,483
Century Pacific Food, Inc.	162,000	47,717
D&L Industries, Inc.	277,000	55,708
DMCI Holdings, Inc.	110,400	32,792
DoubleDragon Properties Corp.(1)	31,000	24,323
Energy Development Corp.	37,626	4,208
Globe Telecom, Inc.	1,375	54,417
GT Capital Holdings, Inc.	3,100	70,925
JG Summit Holdings, Inc.	119,690	178,475
Jollibee Foods Corp.	23,850	115,168
Megaworld Corp.	1,050,500	108,461
Metro Pacific Investments Corp.	973,800	128,339
Metropolitan Bank & Trust Co.	55,903	93,809
PLDT, Inc.	3,815	126,519
Robinsons Land Corp.	161,300	78,917
Security Bank Corp.	22,000	104,869
SM Investments Corp.	13,820	255,945
SM Prime Holdings, Inc.	324,100	232,514
Universal Robina Corp.	48,960	135,511

		$2,734,633

Qatar — 0.3%
Qatar National Bank QPSC	14,210	$452,834

		$452,834

Serbia — 3.7%
Aerodrom Nikola Tesla AD Beograd	84,686	$1,167,197
Energoprojekt Holding AD Beograd(1)	67,466	803,888
Gosa Montaza AD Velika Plana(1)	1,378	17,514
Komercijalna Banka AD Beograd(1)	103,565	1,803,048
MESSER Tehnogas AD(1)	200	23,914
Metalac AD(1)	30,914	599,385
NIS AD Novi Sad	243,709	1,674,402

		$6,089,348

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Singapore — 1.2%
Yoma Strategic Holdings, Ltd.	4,730,433	$2,029,419

		$2,029,419

South Korea — 10.9%
AMOREPACIFIC Corp.	787	$220,826
AMOREPACIFIC Group	860	110,284
BNK Financial Group, Inc.	8,468	75,134
Celltrion, Inc.(1)	1,966	303,922
CJ CheilJedang Corp.	220	71,990
CJ Corp.	300	50,015
Coway Co., Ltd.	1,443	125,453
Dongbu Insurance Co., Ltd.	1,525	96,009
E-MART, Inc.	580	116,104
GS Holdings Corp.	1,555	92,072
Hana Financial Group, Inc.	6,982	298,821
Hankook Tire Co., Ltd.	2,081	100,441
Hanmi Pharmaceutical Co., Ltd.(1)	119	49,265
Hanwha Chemical Corp.	3,338	90,928
Hotel Shilla Co., Ltd.	930	65,070
Hyosung Corp.	639	76,796
Hyundai Construction Equipment Co., Ltd.(1)	40	13,379
Hyundai Development Co.- Engineering & Construction	1,700	60,912
Hyundai Electric & Energy System Co., Ltd.(1)	41	8,642
Hyundai Engineering & Construction Co., Ltd.	2,350	79,498
Hyundai Glovis Co., Ltd.	490	66,132
Hyundai Heavy Industries Co., Ltd.(1)	842	117,768
Hyundai Marine & Fire Insurance Co., Ltd.	1,400	56,724
Hyundai Mobis Co., Ltd.	1,573	374,304
Hyundai Motor Co.	3,469	499,073
Hyundai Motor Co., PFC Shares	550	50,589
Hyundai Motor Co., Second PFC Shares	1,074	108,405
Hyundai Robotics Co., Ltd.(1)	134	54,075
Hyundai Steel Co.	2,214	113,789
Industrial Bank of Korea	7,595	104,061
Kakao Corp.	1,035	133,156
Kangwon Land, Inc.	2,800	85,826
KB Financial Group, Inc.	8,973	469,147
KCC Corp.	120	41,815
Kia Motors Corp.	6,426	203,400
Korea Aerospace Industries, Ltd.	1,660	84,266
Korea Electric Power Corp.	6,231	218,456
Korea Zinc Co., Ltd.	251	114,814
KT&G Corp.	2,748	260,224
LG Chem, Ltd.	1,083	390,483
LG Corp.	2,427	186,611
LG Display Co., Ltd.	5,180	135,512

Security	Shares	Value

South Korea (continued)
LG Electronics, Inc.	2,470	$201,074
LG Household & Health Care, Ltd.	210	220,706
LG Uplus Corp.	5,400	62,006
Lotte Chemical Corp.	420	138,726
Lotte Corp.	427	28,424
Lotte Shopping Co., Ltd.	333	66,926
Mirae Asset Daewoo Co., Ltd.	9,700	88,024
Naver Corp.	632	505,140
NCsoft Corp.	410	156,310
Orion Corp./Republic of Korea(1)	460	43,617
Orion Holdings Corp.	239	5,497
POSCO	1,682	490,278
S-Oil Corp.	1,295	148,885
Samsung Biologics Co., Ltd.(1)(3)	470	161,247
Samsung C&T Corp.	1,825	241,426
Samsung Electro-Mechanics Co., Ltd.	1,502	139,758
Samsung Electronics Co., Ltd.	2,151	5,302,440
Samsung Electronics Co., Ltd., PFC Shares	392	785,115
Samsung Fire & Marine Insurance Co., Ltd.	700	170,808
Samsung Heavy Industries Co., Ltd.(1)	6,900	72,722
Samsung Life Insurance Co., Ltd.	1,758	211,952
Samsung SDI Co., Ltd.	1,354	249,472
Samsung SDS Co., Ltd.	840	155,539
Samsung Securities Co., Ltd.	1,588	50,510
Shinhan Financial Group Co., Ltd.	9,694	435,437
SK Holdings Co., Ltd.	982	254,112
SK Hynix, Inc.	13,189	972,460
SK Innovation Co., Ltd.	1,574	288,736
SK Telecom Co., Ltd.	490	115,679
Woori Bank	7,000	102,439

		$17,839,656

Taiwan — 5.5%
Advanced Semiconductor Engineering, Inc.	122,716	$148,360
Advantech Co., Ltd.	7,699	52,613
Asia Cement Corp.	52,000	46,398
Asustek Computer, Inc.	12,000	103,921
AU Optronics Corp.	156,000	63,924
Catcher Technology Co., Ltd.	12,000	127,715
Cathay Financial Holding Co., Ltd.	134,000	221,424
Chang Hwa Commercial Bank, Ltd.	121,150	65,685
Cheng Shin Rubber Industry Co., Ltd.	28,000	55,266
China Development Financial Holding Corp.	248,000	76,030
China Steel Corp.	210,000	171,004
Chunghwa Telecom Co., Ltd.	64,000	218,573
Compal Electronics, Inc.	95,000	69,946

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co., Ltd.	275,679	$176,507
Delta Electronics, Inc.	33,680	162,057
E.Sun Financial Holding Co., Ltd.	148,659	90,487
Far Eastern New Century Corp.	59,700	51,201
Far EasTone Telecommunications Co., Ltd.	32,000	75,136
First Financial Holding Co., Ltd.	176,800	114,063
Formosa Chemicals & Fibre Corp.	59,000	179,243
Formosa Petrochemical Corp.	22,000	77,013
Formosa Plastics Corp.	70,000	213,393
Foxconn Technology Co., Ltd.	18,291	58,338
Fubon Financial Holding Co., Ltd.	112,000	178,495
Hon Hai Precision Industry Co., Ltd.	250,635	931,596
Hotai Motor Co., Ltd.	5,000	58,051
Hua Nan Financial Holdings Co., Ltd.	138,443	75,765
Innolux Corp.	180,000	78,895
Largan Precision Co., Ltd.	2,000	379,119
Mega Financial Holding Co., Ltd.	179,476	141,086
Nan Ya Plastics Corp.	85,000	209,764
Pegatron Corp.	30,000	77,737
Pou Chen Corp.	42,000	52,931
President Chain Store Corp.	10,000	89,920
Quanta Computer, Inc.	51,000	120,147
Shin Kong Financial Holding Co., Ltd.	177,960	56,942
SinoPac Financial Holdings Co., Ltd.	186,031	57,075
Taishin Financial Holding Co., Ltd.	166,647	72,961
Taiwan Cement Corp.	67,000	74,471
Taiwan Cooperative Financial Holding Co., Ltd.	150,657	81,453
Taiwan Mobile Co., Ltd.	31,000	110,522
Taiwan Semiconductor Manufacturing Co., Ltd.	397,000	3,209,467
Uni-President Enterprises Corp.	82,960	173,337
United Microelectronics Corp.	220,000	113,543
Yuanta Financial Holding Co., Ltd.	158,675	70,569

		$9,032,143

Thailand — 0.8%
Mega Lifesciences PCL	598,400	$756,470
TTCL PCL(7)	767,100	475,548

		$1,232,018

United Arab Emirates — 0.1%
Orascom Construction, Ltd.(1)	9,400	$73,539

		$73,539

Security	Shares	Value

Vietnam — 10.7%
Bank for Foreign Trade of Vietnam JSC	303,600	$553,706
Bao Viet Holdings	51,700	113,824
Binh Minh Plastics JSC	62,900	204,831
Century Synthetic Fiber Corp.	175,966	123,774
Coteccons Construction JSC	24,000	230,346
Danang Rubber JSC	67,496	58,880
Domesco Medical Import Export JSC	59,000	270,020
FPT Corp.	106,364	236,123
Gemadept Corp.(1)	61,050	109,051
HA TIEN 1 Cement JSC	230,880	132,112
Ho Chi Minh City Infrastructure Investment JSC	262,900	369,572
Hoa Phat Group JSC(1)	322,100	524,965
Hoa Sen Group	169,025	172,415
Hoang Anh Gia Lai International Agriculture JSC(1)	204,900	84,338
Hoang Huy Investment Financial Services JSC	167,400	114,191
Imexpharm Pharmaceutical JSC	32,561	89,237
KIDO Group Corp.	73,700	120,340
Kinh Bac City Development Share Holding Corp.(1)	268,100	151,816
Masan Group Corp.	712,300	1,865,292
Mobile World Investment Corp.	40,000	226,330
Nam Long Investment Corp.	120,956	142,454
No Va Land Investment Group Corp.(1)	219,000	587,264
PetroVietnam Drilling & Well Services JSC(1)	219,214	144,455
PetroVietnam Fertilizer & Chemical JSC	205,250	192,514
PetroVietnam Gas JSC	83,000	261,662
PetroVietnam Nhon Trach 2 Power JSC	61,900	81,656
PetroVietnam Technical Services Corp.	294,900	197,471
Pha Lai Thermal Power JSC	186,000	170,384
Refrigeration Electrical Engineering Corp.	143,700	216,507
Saigon - Hanoi Commercial Joint Stock Bank(1)	311,218	106,795
Saigon Beer Alcohol Beverage Corp.	33,300	419,372
Saigon Securities, Inc.	358,330	356,865
Saigon Thuong Tin Commercial JSB(1)	483,716	234,113
Thanh Thanh Cong Tay Ninh JSC(1)	120,800	110,071
Tien Phong Plastic JSC	22,600	72,876
TNG Investment & Trading JSC(1)	10	6
Traphaco JSC	31,399	162,705
Viet Capital Securities JSC(1)	209,500	578,835
Vietnam Construction and Import-Export JSC	98,800	93,225
Vietnam Dairy Products JSC	263,940	1,754,716
Vietnam Prosperity JSC Bank(1)	2,044,860	3,659,815
Vingroup JSC(1)	839,249	2,161,050
Vinh Hoan Corp.	26,400	54,573
Vinh Son - Song Hinh Hydropower JSC	101,700	73,863

		$17,584,410

Total Common Stocks (identified cost $119,776,428)		$150,807,553

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Rights — 0.0%(6)

Security	Shares	Value

South Korea — 0.0%(6)
Hyundai Construction Equipment Co., Ltd., Exp. 11/7/17(1)	12	$1,146
Hyundai Electric & Energy System Co., Ltd., Exp. 11/10/17(1)	12	485

Total Rights (identified cost $0)		$1,631

Short-Term Investments — 5.7%

U.S. Treasury Obligations — 0.9%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/11/18(8)	$1,500	$1,496,867

Total U.S. Treasury Obligations (identified cost $1,496,802)		$1,496,867

Other — 4.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(9)	7,886,156	$7,886,944

Total Other (identified cost $7,887,237)		$7,886,944

Total Short-Term Investments (identified cost $9,384,039)		$9,383,811

Total Investments — 97.5% (identified cost $129,160,467)		$160,192,995

Other Assets, Less Liabilities — 2.5%		$4,109,911

Net Assets — 100.0%		$164,302,906

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $5,156,440 or 3.1% of the Portfolio’s net assets.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $727,404 or 0.4% of the Portfolio’s net assets.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	Securities are traded on separate exchanges for the same entity.

(6)	Amount is less than 0.05%.

(7)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	30.2%	$49,590,047
Information Technology	15.3	25,059,588
Industrials	7.7	12,594,797
Consumer Staples	7.2	11,796,132
Real Estate	6.2	10,178,905
Materials	6.0	9,904,731
Consumer Discretionary	5.6	9,242,592
Energy	5.5	9,099,700
Telecommunication Services	4.5	7,469,525
Utilities	1.9	3,109,079
Health Care	1.7	2,764,088
Short-Term Investments	5.7	9,383,811

Total Investments	97.5%	$160,192,995

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	5,451,165	USD	6,329,455	Standard Chartered Bank	11/1/17	$20,332	$—
EUR	4,836,685	USD	5,615,969	Standard Chartered Bank	11/1/17	18,040	—
EUR	3,772,070	USD	4,379,824	Standard Chartered Bank	11/1/17	14,069	—
EUR	2,554,706	USD	2,966,319	Standard Chartered Bank	11/1/17	9,529	—
EUR	2,428,905	USD	2,820,249	Standard Chartered Bank	11/1/17	9,060	—
USD	412,692	EUR	345,000	BNP Paribas	11/1/17	10,819	—
USD	121,385	EUR	103,683	BNP Paribas	11/1/17	610	—
USD	33,012	EUR	28,002	JPMorgan Chase Bank, N.A.	11/1/17	394	—
USD	6,498,218	EUR	5,451,165	Standard Chartered Bank	11/1/17	148,430	—
USD	4,496,604	EUR	3,772,070	Standard Chartered Bank	11/1/17	102,710	—
USD	4,274,840	EUR	3,586,039	Standard Chartered Bank	11/1/17	97,645	—
USD	2,929,587	EUR	2,457,545	Standard Chartered Bank	11/1/17	66,917	—
USD	2,895,446	EUR	2,428,905	Standard Chartered Bank	11/1/17	66,137	—
USD	283,253	EUR	238,700	Standard Chartered Bank	11/1/17	5,204	—
USD	346,809	EUR	294,118	Standard Chartered Bank	11/1/17	4,206	—
USD	116,973	EUR	99,099	Standard Chartered Bank	11/1/17	1,537	—
USD	126,143	EUR	107,000	Standard Chartered Bank	11/1/17	1,505	—
USD	50,078	EUR	42,027	Standard Chartered Bank	11/1/17	1,123	—
USD	19,684	EUR	16,616	Standard Chartered Bank	11/1/17	329	—
USD	24,717	EUR	21,018	Standard Chartered Bank	11/1/17	235	—
USD	42,465	EUR	35,743	UBS AG	11/1/17	830	—
USD	19,889	EUR	16,800	UBS AG	11/1/17	320	—
TWD	104,048,000	USD	3,429,965	Bank of America, N.A.	11/9/17	21,962	—
USD	3,461,920	TWD	104,048,000	Credit Agricole Corporate and Investment Bank	11/9/17	9,992	—
THB	29,247,000	USD	875,397	Standard Chartered Bank	11/10/17	4,996	—
USD	829,467	THB	29,247,000	Standard Chartered Bank	11/10/17	—	(50,926)
EUR	219,362	USD	257,172	Bank of America, N.A.	2/15/18	—	(48)
USD	2,837,905	EUR	2,428,905	Standard Chartered Bank	2/15/18	—	(9,122)
USD	2,984,890	EUR	2,554,706	Standard Chartered Bank	2/15/18	—	(9,594)
USD	4,407,244	EUR	3,772,070	Standard Chartered Bank	2/15/18	—	(14,166)
USD	5,651,128	EUR	4,836,685	Standard Chartered Bank	2/15/18	—	(18,164)
USD	6,369,081	EUR	5,451,165	Standard Chartered Bank	2/15/18	—	(20,472)
USD	17,007	EUR	14,500	UBS AG	2/15/18	11	—

						$616,942	$(122,492)

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Equity Futures
MSCI Emerging Markets Index	254	Long	Dec-17	$14,277,340	$237,490

					$237,490

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares

Currency Abbreviations:

EUR	–	Euro
THB	–	Thai Baht
TWD	–	New Taiwan Dollar
USD	–	United States Dollar

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $121,273,230)	$152,306,051
Affiliated investment, at value (identified cost, $7,887,237)	7,886,944
Cash	1,131,285
Deposits for derivatives collateral — Forward foreign currency exchange contracts	420,000
Foreign currency, at value (identified cost, $1,963,320)	1,955,630
Dividends receivable	65,101
Dividends receivable from affiliated investment	8,553
Receivable for investments sold	695,467
Receivable for variation margin on open financial futures contracts	123,332
Receivable for open forward foreign currency exchange contracts	616,942
Other assets	25,591
Total assets	$165,234,896

Liabilities
Cash collateral due to broker	$270,000
Payable for investments purchased	155,762
Payable for open forward foreign currency exchange contracts	122,492
Payable to affiliates:
Investment adviser fee	137,034
Trustees’ fees	707
Accrued foreign capital gains taxes	47,929
Accrued expenses	198,066
Total liabilities	$931,990
Net Assets applicable to investors’ interest in Portfolio	$164,302,906

Sources of Net Assets
Investors’ capital	$132,602,312
Net unrealized appreciation	31,700,594
Total	$164,302,906

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $325,352)	$3,270,697
Interest (net of foreign taxes, $51)	8,745
Dividends from affiliated investment	58,128
Total investment income	$3,337,570

Expenses
Investment adviser fee	$1,394,115
Trustees’ fees and expenses	8,220
Custodian fee	300,026
Legal and accounting services	69,014
Miscellaneous	35,798
Total expenses	$1,807,173

Net investment income	$1,530,397

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $22,541)	$197,312
Investment transactions — affiliated investment	(2,103)
Financial futures contracts	2,546,169
Foreign currency transactions	(61,530)
Forward foreign currency exchange contracts	(2,707,337)
Net realized loss	$(27,489)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $7,692)	$28,988,159
Investments — affiliated investment	(352)
Financial futures contracts	99,440
Foreign currency	(2,778)
Forward foreign currency exchange contracts	614,097
Net change in unrealized appreciation (depreciation)	$29,698,566

Net realized and unrealized gain	$29,671,077

Net increase in net assets from operations	$31,201,474

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,530,397	$1,038,810
Net realized loss	(27,489)	(9,888,399)
Net change in unrealized appreciation (depreciation)	29,698,566	16,428,120
Net increase in net assets from operations	$31,201,474	$7,578,531
Capital transactions —
Contributions	$14,723,397	$18,232,704
Withdrawals	(5,790,127)	(15,425,045)
Net increase in net assets from capital transactions	$8,933,270	$2,807,659

Net increase in net assets	$40,134,744	$10,386,190

Net Assets
At beginning of year	$124,168,162	$113,781,972
At end of year	$164,302,906	$124,168,162

28	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.29%	1.30%	1.32%	1.63%
Net investment income (loss)	1.10%	0.92%	1.61%	(0.19)%
Portfolio Turnover	32%	40%	27%	112%

Total Return	24.59%	5.75%	(14.05)%	1.10%

Net assets, end of year (000’s omitted)	$164,303	$124,168	$113,782	$50,560

(1)	The Portfolio commenced operations on November 1, 2013.

(2)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

29	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Emerging and Frontier Countries Equity Fund (formerly, Eaton Vance Global Macro Capital Opportunities Fund) held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

30

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $1,394,115 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2017, BMR reimbursed the Portfolio $5,633 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

31

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $45,421,256 and $42,051,124, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$130,313,244

Gross unrealized appreciation	$36,247,925
Gross unrealized depreciation	(6,311,156)

Net unrealized appreciation	$29,936,769

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $122,492. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $150,000 at October 31, 2017.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

32

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Financial futures contracts	$237,490	(1)	$—
Foreign Exchange	Forward foreign currency exchange contracts	616,942	(2)	(122,492	)(3)

Total		$854,432		$(122,492)

Derivatives not subject to master netting or similar agreements		$237,490		$—

Total Derivatives subject to master netting or similar agreements		$616,942		$(122,492)

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin on open financial futures contracts.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$21,962	$(48)	$—	$—	$21,914
BNP Paribas	11,429	—	—	—	11,429
Credit Agricole Corporate and Investment Bank	9,992	—	—	—	9,992
JPMorgan Chase Bank, N.A.	394	—	—	—	394
Standard Chartered Bank	572,004	(122,444)	—	(270,000)	179,560
UBS AG	1,161	—	—	—	1,161

	$616,942	$(122,492)	$—	$(270,000)	$224,450

33

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(48)	$48	$—	$—	$—
Standard Chartered Bank	(122,444)	122,444	—	—	—

	$(122,492)	$122,492	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$2,546,169	$99,440
Foreign Exchange	Forward foreign currency exchange contracts	(2,707,337)	614,097

Total		$(161,168)	$713,537

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*

$10,039,000	$53,278,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

34

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Asia/Pacific	$10,632,159	$84,947,925	$0	$95,580,084
Emerging Europe	5,668,028	16,336,505	—	22,004,533
Latin America	17,314,084	286,319	—	17,600,403
Middle East/Africa	70,447	15,552,086	—	15,622,533

Total Common Stocks	$33,684,718	$117,122,835 **	$0	$150,807,553
Rights	$1,631	$—	$—	$1,631
Short-Term Investments —
U.S. Treasury Obligations	—	1,496,867	—	1,496,867
Other	—	7,886,944	—	7,886,944

Total Investments	$33,686,349	$126,506,646	$0	$160,192,995

Forward Foreign Currency Exchange Contracts	$—	$616,942	$—	$616,942

Futures Contracts	237,490	—	—	237,490

Total	$33,923,839	$127,123,588	$—	$161,047,427

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(122,492)	$—	$(122,492)

Total	$—	$(122,492)	$—	$(122,492)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

35

Global Macro Capital Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

36

Global Macro Capital Opportunities Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Capital Opportunities Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

39

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357     10.31.17

Eaton Vance

Government Obligations Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 33

Federal Tax Information	20

Management and Organization	34

Important Notices	37

Eaton Vance

Government Obligations Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12-month period ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Equity returns were strong across developed and emerging markets, and higher-yielding fixed-income sectors posted healthy increases. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies, reversing some of the gains over the prior two years.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout the year. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened.

As volatility in U.S. markets fell to historic lows and the unemployment rate fell to the levels it hadn’t been at since the start of the century, the Federal Reserve (the Fed) felt comfortable enough with continuing normalizing monetary policy despite stubbornly low inflation. During the 12-month period ended October 31, 2017, the Fed raised interest rates three times, which was above most economist estimates going into the period. In addition to the three rate hikes, the Fed also took the first step in the multi-year process of balance sheet normalization by announcing a program to allow a small portion of its $4.2 trillion Treasury and Agency Mortgage- Backed Securities (MBS) holdings to begin running off, which commenced in October 2017. The initial program does not involve any selling of bonds; instead it doesn’t fully reinvest maturing Treasurys and Agency MBS prepayments.

Against this backdrop, the U.S. Treasury curve flattened for the fourth consecutive year, as the short-end sold off throughout the course of the year and the long-end, after a post-election sell-off, remained range bound. The Agency MBS market digested the implementation of the Fed’s balance sheet normalization plan better than anticipated and mortgage spreads ground tighter throughout the year. Agency MBS prepayment speeds slowed early in the year due to the post-election spike in mortgage rates.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Government Obligations Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.08%. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index (the Index) returned -0.31% for the period.

Management believed the bond market was underestimating the Fed’s resolve to continue to normalize the Federal Funds rate and the short-end of the Treasury curve most susceptible to a sell-off. Given this view, the Fund continued to maintain a duration6 shorter than the benchmark throughout the year, which aided performance as short-end rates rose.

The Fund continued to primarily invest in seasoned agency MBS during the period. These investments were generally comprised of mortgages originated from the early 1990s through 2005. The Fund’s use of derivatives to shorten the duration of the Fund relative to the Index aided performance, as a sell-off in Treasury yields caused assets with duration to lag.

The Fund benefited from its position in Floating-Rate Agency MBS, which outperformed Fixed-Rate Agency MBS and Treasurys over the course of the year. As the short-end of the yield curve rose on the back of Fed Rate hikes, the coupons in Floating-Rate Agency MBS reset higher, providing more yield to buyers going forward.

Management continued to believe investors were not being compensated in the current environment for taking interest rate risk and maintained a shorter duration than the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2017

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	1.08%	0.60%	2.79%
Class A with 4.75% Maximum Sales Charge	—	—	–3.71	–0.38	2.29
Class B at NAV	11/01/1993	08/24/1984	0.33	–0.16	2.02
Class B with 5% Maximum Sales Charge	—	—	–4.55	–0.50	2.02
Class C at NAV	11/01/1993	08/24/1984	0.32	–0.16	2.02
Class C with 1% Maximum Sales Charge	—	—	–0.65	–0.16	2.02
Class I at NAV	04/03/2009	08/24/1984	1.32	0.85	3.01
Class R at NAV	08/12/2005	08/24/1984	0.81	0.36	2.54
Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	–0.31%	1.02%	3.01%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.10%	1.86%	1.86%	0.85%	1.35%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$12,221	N.A.
Class C	$10,000	10/31/2007	$12,221	N.A.
Class I	$250,000	10/31/2007	$336,333	N.A.
Class R	$10,000	10/31/2007	$12,856	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Government Obligations Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,005.20	$5.61	1.11%
Class B	$1,000.00	$999.80	$9.38	1.86%
Class C	$1,000.00	$999.70	$9.43	1.87%
Class I	$1,000.00	$1,006.30	$4.50	0.89%
Class R	$1,000.00	$1,003.70	$6.97	1.38%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.65	1.11%
Class B	$1,000.00	$1,015.80	$9.45	1.86%
Class C	$1,000.00	$1,015.80	$9.50	1.87%
Class I	$1,000.00	$1,020.70	$4.53	0.89%
Class R	$1,000.00	$1,018.20	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Government Obligations Portfolio, at value (identified cost, $349,648,970)	$351,116,330
Receivable for Fund shares sold	446,931
Total assets	$351,563,261

Liabilities
Payable for Fund shares redeemed	$1,350,259
Distributions payable	129,714
Payable to affiliates:
Distribution and service fees	101,843
Trustees’ fees	43
Accrued expenses	135,443
Total liabilities	$1,717,302
Net Assets	$349,845,959

Sources of Net Assets
Paid-in capital	$441,983,200
Accumulated net realized loss from Portfolio	(93,947,087)
Accumulated undistributed net investment income	342,486
Net unrealized appreciation from Portfolio	1,467,360
Total	$349,845,959

Class A Shares
Net Assets	$157,117,020
Shares Outstanding	25,013,050
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.28
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.59

Class B Shares
Net Assets	$2,085,122
Shares Outstanding	331,883
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.28

Class C Shares
Net Assets	$62,646,757
Shares Outstanding	9,987,928
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.27

Class I Shares
Net Assets	$99,403,676
Shares Outstanding	15,831,557
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.28

Class R Shares
Net Assets	$28,593,384
Shares Outstanding	4,570,114
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.26

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest allocated from Portfolio	$11,844,418
Dividends allocated from Portfolio	82,069
Expenses allocated from Portfolio	(3,173,449)
Total investment income	$8,753,038

Expenses
Distribution and service fees
Class A	$507,815
Class B	36,948
Class C	771,964
Class R	144,982
Trustees’ fees and expenses	500
Custodian fee	31,241
Transfer and dividend disbursing agent fees	427,692
Legal and accounting services	41,304
Printing and postage	48,261
Registration fees	99,359
Miscellaneous	17,944
Total expenses	$2,128,010

Net investment income	$6,625,028

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,114,602
Financial futures contracts	(5,706,743)
Swap contracts	(585,341)
Net realized loss	$(4,177,482)
Change in unrealized appreciation (depreciation) —
Investments	$(10,228,613)
Financial futures contracts	3,391,438
Swap contracts	8,125,926
Net change in unrealized appreciation (depreciation)	$1,288,751

Net realized and unrealized loss	$(2,888,731)

Net increase in net assets from operations	$3,736,297

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$6,625,028	$8,126,428
Net realized gain (loss)	(4,177,482)	4,211,604
Net change in unrealized appreciation (depreciation)	1,288,751	(11,458,031)
Net increase in net assets from operations	$3,736,297	$880,001
Distributions to shareholders —
From net investment income
Class A	$(6,914,756)	$(10,132,731)
Class B	(98,441)	(165,672)
Class C	(2,062,338)	(2,795,520)
Class I	(3,618,274)	(3,286,314)
Class R	(919,249)	(859,987)
Total distributions to shareholders	$(13,613,058)	$(17,240,224)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$30,162,423	$52,095,915
Class B	11,686	164,645
Class C	2,877,525	19,132,487
Class I	78,359,080	59,163,275
Class R	11,370,169	16,514,759
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,526,602	7,200,443
Class B	95,838	159,421
Class C	1,810,697	2,420,407
Class I	2,887,602	2,599,051
Class R	819,770	771,391
Cost of shares redeemed
Class A	(174,123,474)	(84,167,906)
Class B	(1,606,548)	(2,035,969)
Class C	(37,855,156)	(36,835,133)
Class I	(73,252,852)	(47,356,369)
Class R	(13,815,117)	(9,703,678)
Net asset value of shares exchanged
Class A	1,574,280	882,729
Class B	(1,574,280)	(882,729)
Net decrease in net assets from Fund share transactions	$(166,731,755)	$(19,877,261)

Net decrease in net assets	$(176,608,516)	$(36,237,484)

Net Assets
At beginning of year	$526,454,475	$562,691,959
At end of year	$349,845,959	$526,454,475

Accumulated undistributed net investment income included in net assets
At end of year	$342,486	$343,251

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$6.430	$6.630	$6.840	$6.970	$7.380

Income (Loss) From Operations
Net investment income(1)	$0.109	$0.105	$0.115	$0.135	$0.104
Net realized and unrealized gain (loss)	(0.040)	(0.091)	(0.067)	0.052	(0.228)

Total income (loss) from operations	$0.069	$0.014	$0.048	$0.187	$(0.124)

Less Distributions
From net investment income	$(0.219)	$(0.214)	$(0.258)	$(0.317)	$(0.286)

Total distributions	$(0.219)	$(0.214)	$(0.258)	$(0.317)	$(0.286)

Net asset value — End of year	$6.280	$6.430	$6.630	$6.840	$6.970

Total Return(2)	1.08%	0.21%	0.71%	2.74%	(1.71)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$157,117	$299,052	$332,297	$381,205	$455,676
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.19%	1.18%	1.17%	1.12%
Net investment income	1.72%	1.61%	1.71%	1.95%	1.45%
Portfolio Turnover of the Portfolio	12%	15%	33%	4%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$6.430	$6.630	$6.840	$6.970	$7.380

Income (Loss) From Operations
Net investment income(1)	$0.062	$0.057	$0.065	$0.084	$0.049
Net realized and unrealized gain (loss)	(0.041)	(0.092)	(0.067)	0.051	(0.229)

Total income (loss) from operations	$0.021	$(0.035)	$(0.002)	$0.135	$(0.180)

Less Distributions
From net investment income	$(0.171)	$(0.165)	$(0.208)	$(0.265)	$(0.230)

Total distributions	$(0.171)	$(0.165)	$(0.208)	$(0.265)	$(0.230)

Net asset value — End of year	$6.280	$6.430	$6.630	$6.840	$6.970

Total Return(2)	0.33%	(0.53)%	(0.04)%	1.97%	(2.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,085	$5,246	$8,037	$11,942	$17,658
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.95%	1.94%	1.92%	1.87%
Net investment income	0.96%	0.87%	0.96%	1.21%	0.69%
Portfolio Turnover of the Portfolio	12%	15%	33%	4%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$6.420	$6.620	$6.830	$6.960	$7.370

Income (Loss) From Operations
Net investment income(1)	$0.062	$0.057	$0.065	$0.083	$0.050
Net realized and unrealized gain (loss)	(0.041)	(0.092)	(0.067)	0.052	(0.230)

Total income (loss) from operations	$0.021	$(0.035)	$(0.002)	$0.135	$(0.180)

Less Distributions
From net investment income	$(0.171)	$(0.165)	$(0.208)	$(0.265)	$(0.230)

Total distributions	$(0.171)	$(0.165)	$(0.208)	$(0.265)	$(0.230)

Net asset value — End of year	$6.270	$6.420	$6.620	$6.830	$6.960

Total Return(2)	0.32%	(0.54)%	(0.04)%	1.97%	(2.48)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,647	$97,657	$116,220	$134,782	$169,901
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.95%	1.93%	1.92%	1.87%
Net investment income	0.97%	0.87%	0.96%	1.21%	0.70%
Portfolio Turnover of the Portfolio	12%	15%	33%	4%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$6.430	$6.620	$6.830	$6.960	$7.380

Income (Loss) From Operations
Net investment income(1)	$0.125	$0.121	$0.131	$0.152	$0.122
Net realized and unrealized gain (loss)	(0.041)	(0.081)	(0.066)	0.052	(0.237)

Total income (loss) from operations	$0.084	$0.040	$0.065	$0.204	$(0.115)

Less Distributions
From net investment income	$(0.234)	$(0.230)	$(0.275)	$(0.334)	$(0.305)

Total distributions	$(0.234)	$(0.230)	$(0.275)	$(0.334)	$(0.305)

Net asset value — End of year	$6.280	$6.430	$6.620	$6.830	$6.960

Total Return(2)	1.32%	0.61%	0.96%	2.99%	(1.59)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$99,404	$93,592	$81,968	$66,475	$69,659
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.94%	0.93%	0.92%	0.87%
Net investment income	1.97%	1.86%	1.94%	2.20%	1.70%
Portfolio Turnover of the Portfolio	12%	15%	33%	4%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$6.410	$6.600	$6.810	$6.940	$7.350

Income (Loss) From Operations
Net investment income(1)	$0.092	$0.088	$0.097	$0.116	$0.086
Net realized and unrealized gain (loss)	(0.041)	(0.081)	(0.066)	0.053	(0.230)

Total income (loss) from operations	$0.051	$0.007	$0.031	$0.169	$(0.144)

Less Distributions
From net investment income	$(0.201)	$(0.197)	$(0.241)	$(0.299)	$(0.266)

Total distributions	$(0.201)	$(0.197)	$(0.241)	$(0.299)	$(0.266)

Net asset value — End of year	$6.260	$6.410	$6.600	$6.810	$6.940

Total Return(2)	0.81%	0.10%	0.45%	2.48%	(1.99)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,593	$30,908	$24,170	$19,310	$16,868
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.44%	1.44%	1.43%	1.42%	1.37%
Net investment income	1.46%	1.36%	1.45%	1.69%	1.21%
Portfolio Turnover of the Portfolio	12%	15%	33%	4%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are

15

Eaton Vance

Government Obligations Fund

October 31, 2017

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$13,613,058	$17,240,224

During the year ended October 31, 2017, accumulated net realized loss was increased by $6,987,265 and accumulated distributions in excess of net investment income was decreased by $6,987,265 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$472,200
Capital loss carryforwards and deferred capital losses	$(111,676,604)
Net unrealized appreciation	$19,196,877
Other temporary differences	$(129,714)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $38,649,405 and deferred capital losses of $73,027,199 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $23,208,055 are short-term and $49,819,144 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $33,492 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,359 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $507,815 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the

16

Eaton Vance

Government Obligations Fund

October 31, 2017

Notes to Financial Statements — continued

Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $27,711 and $578,973 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $72,491 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $9,237, $192,991 and $72,491 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000 and $6,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $16,656,108 and $199,353,471, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	4,744,728	7,990,427
Issued to shareholders electing to receive payments of distributions in Fund shares	869,507	1,103,762
Redemptions	(27,341,816)	(12,878,692)
Exchange from Class B shares	248,152	135,165

Net decrease	(21,479,429)	(3,649,338)

	Year Ended October 31,
Class B	2017	2016

Sales	1,836	25,196
Issued to shareholders electing to receive payments of distributions in Fund shares	15,070	24,419
Redemptions	(252,328)	(311,600)
Exchange to Class A shares	(248,128)	(135,156)

Net decrease	(483,550)	(397,141)

17

Eaton Vance

Government Obligations Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	452,168	2,921,378
Issued to shareholders electing to receive payments of distributions in Fund shares	285,337	371,559
Redemptions	(5,955,628)	(5,651,741)

Net decrease	(5,218,123)	(2,358,804)

	Year Ended October 31,
Class I	2017	2016

Sales	12,345,819	9,060,713
Issued to shareholders electing to receive payments of distributions in Fund shares	454,852	399,087
Redemptions	(11,529,270)	(7,276,564)

Net increase	1,271,401	2,183,236

	Year Ended October 31,
Class R	2017	2016

Sales	1,794,790	2,534,474
Issued to shareholders electing to receive payments of distributions in Fund shares	129,577	118,808
Redemptions	(2,179,284)	(1,490,664)

Net increase (decrease)	(254,917)	1,162,618

18

Eaton Vance

Government Obligations Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

19

Eaton Vance

Government Obligations Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2017

Portfolio of Investments

Mortgage Pass-Throughs — 68.7%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.858%, (COF + 1.25%), with maturity at 2035(1)	$3,725	$3,853,754
2.925%, (COF + 1.25%), with maturity at 2034(1)	934	967,496
3.028%, (1 yr. CMT + 2.233%), with maturity at 2036(1)	2,293	2,421,495
3.054%, (1 yr. CMT + 2.238%), with maturity at 2038(1)	2,160	2,284,084
4.50%, with various maturities to 2035	2,122	2,257,226
5.00%, with various maturities to 2018	208	210,528
5.50%, with various maturities to 2032	225	244,663
6.00%, with various maturities to 2033	2,269	2,527,427
6.50%, with various maturities to 2036	15,170	17,147,685
6.87%, with maturity at 2024	52	55,927
7.00%, with various maturities to 2036	9,697	11,100,335
7.09%, with maturity at 2023	206	219,704
7.25%, with maturity at 2022	186	198,095
7.31%, with maturity at 2027	33	37,415
7.50%, with various maturities to 2035	9,190	10,703,442
7.63%, with maturity at 2019	12	11,608
7.78%, with maturity at 2022	25	26,812
7.85%, with maturity at 2020	20	20,780
8.00%, with various maturities to 2034	1,029	1,149,176
8.13%, with maturity at 2019	18	18,249
8.15%, with various maturities to 2021	63	65,193
8.50%, with various maturities to 2031	1,658	1,908,292
9.00%, with various maturities to 2027	184	195,740
9.50%, with various maturities to 2026	236	247,696
10.50%, with maturity at 2020	61	64,959

		$57,937,781

Federal National Mortgage Association:
1.898%, (COF + 1.25%), with various maturities to 2033(1)	$1,433	$1,446,940
1.907%, (COF + 1.25%), with various maturities to 2035(1)	12,385	12,509,504
1.94%, (COF + 1.25%), with maturity at 2035(1)	720	726,886
1.957%, (COF + 1.25%), with various maturities to 2044(1)	1,599	1,612,999
2.016%, (COF + 1.25%), with maturity at 2022(1)	211	211,721
2.204%, (COF + 1.25%), with maturity at 2037(1)	2,455	2,443,800
2.651%, (COF + 1.252%), with maturity at 2036(1)	521	518,967
2.969%, (COF + 2.347%), with maturity at 2027(1)	796	823,981
2.992%, (1 yr. CMT + 2.139%), with maturity at 2040(1)	706	737,722
3.079%, (COF + 1.251%), with maturity at 2036(1)	510	515,141
3.553%, (COF + 1.25%), with maturity at 2034(1)	2,348	2,477,178
3.699%, (COF + 1.25%), with maturity at 2035(1)	2,296	2,414,776

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)
3.739%, (COF + 1.789%), with maturity at 2036(1)	$8,145		$8,701,242
3.774%, (COF + 1.252%), with maturity at 2036(1)	131		135,018
3.819%, (COF + 1.852%), with maturity at 2021(1)	177		179,932
3.915%, (COF + 1.25%), with maturity at 2034(1)	2,151		2,260,496
4.04%, (COF + 1.74%), with maturity at 2035(1)	2,195		2,328,587
4.706%, (COF + 1.87%), with maturity at 2034(1)	4,492		4,735,654
5.00%, with maturity at 2027	128		139,387
5.50%, with various maturities to 2030	279		297,466
6.00%, with various maturities to 2038	7,247		8,130,070
6.432%, with maturity at 2025(2)	76		82,700
6.50%, with various maturities to 2038	61,012		69,073,484
7.00%, with various maturities to 2037	33,001		38,020,493
7.50%, with various maturities to 2035	2,768		3,184,702
7.875%, with maturity at 2021	169		180,920
8.00%, with various maturities to 2034	11,967		14,130,049
8.026%, with maturity at 2030(2)	6		6,778
8.25%, with maturity at 2025	73		80,019
8.33%, with maturity at 2020	71		74,537
8.394%, with maturity at 2021(2)	16		17,433
8.50%, with various maturities to 2037	2,020		2,403,649
9.00%, with various maturities to 2026	60		67,573
9.485%, with maturity at 2025(2)	1		1,111
9.50%, with various maturities to 2030	158		170,324
9.50%, with maturity at 2025(2)	5		5,472
9.545%, with maturity at 2021(2)	4		4,579
9.609%, with maturity at 2021(2)	12		12,410
9.75%, with maturity at 2019	3		3,529
9.956%, with maturity at 2023(2)	8		8,375
10.004%, with maturity at 2020(2)	0	(3)	367
10.171%, with maturity at 2021(2)	1		1,428
10.993%, with maturity at 2021(2)	0	(3)	164
11.00%, with maturity at 2020	0	(3)	418

			$180,877,981

Government National Mortgage Association:
2.25%, (1 yr. CMT + 1.50%), with various maturities to 2027(1)	$291		$297,107
6.00%, with maturity at 2033	583		664,271
7.50%, with various maturities to 2032	1,100		1,229,619
8.25%, with maturity at 2019	2		2,017
8.30%, with maturity at 2020	4		4,150
9.00%, with maturity at 2017	0	(3)	5
9.50%, with various maturities to 2025	182		197,506

			$2,394,675

Total Mortgage Pass-Throughs (identified cost $236,002,052)			$241,210,437

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 27.4%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$66	$72,996
Series 246, (Principal Only), Class PO, 0.00%, 5/15/37(4)	4,029	3,743,189
Series 1822, Class Z, 6.90%, 3/15/26	368	409,355
Series 1829, Class ZB, 6.50%, 3/15/26	107	115,516
Series 1896, Class Z, 6.00%, 9/15/26	190	207,684
Series 2075, Class PH, 6.50%, 8/15/28	87	97,152
Series 2091, Class ZC, 6.00%, 11/15/28	288	314,264
Series 2102, Class Z, 6.00%, 12/15/28	82	91,341
Series 2115, Class K, 6.00%, 1/15/29	639	701,266
Series 2142, Class Z, 6.50%, 4/15/29	187	210,991
Series 2245, Class A, 8.00%, 8/15/27	2,849	3,306,356
Series 3435, (Principal Only), Class PO, 0.00%, 4/15/38(4)	3,809	3,372,908
Series 4039, Class ME, 2.00%, 12/15/40	847	842,100
Series 4204, Class AF, 2.235%, (1 mo. USD LIBOR + 1.00%), 5/15/43(5)	2,855	2,843,894
Series 4259, Class UE, 2.50%, 5/15/43	2,988	2,986,634
Series 4319, Class SY, 5.714%, (7.875% - 1 mo. USD LIBOR x 1.75), 3/15/44(6)	128	128,864
Series 4337, Class YT, 3.50%, 4/15/49	7,135	7,212,991
Series 4385, Class SC, 6.452%, (9.333% - 1 mo. USD LIBOR x 2.333), 9/15/44(6)	237	231,586
Series 4407, Class LN, 6.443%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(6)	225	223,105
Series 4495, Class JA, 3.50%, 5/15/45	1,799	1,825,021
Series 4502, Class SL, 6.452%, (9.333% - 1 mo. USD LIBOR x 2.333), 6/15/45(6)	336	326,359
Series 4584, Class PM, 3.00%, 5/15/46	4,022	4,106,156
Series 4637, Class QU, 3.00%, 4/15/44	7,494	7,283,904
Series 4639, Class KF, 2.535%, (1 mo. USD LIBOR + 1.30%), 12/15/44(5)	9,000	9,107,152

		$49,760,784

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$54	$57,754
Series G92-44, Class ZQ, 8.00%, 7/25/22	2	1,795
Series G93-36, Class ZQ, 6.50%, 12/25/23	3,117	3,382,141
Series 379, (Principal Only), Class 1, 0.00%, 5/25/37(4)	2,988	2,762,354
Series 1993-16, Class Z, 7.50%, 2/25/23	92	100,482
Series 1993-39, Class Z, 7.50%, 4/25/23	275	302,013
Series 1993-45, Class Z, 7.00%, 4/25/23	288	312,346
Series 1993-149, Class M, 7.00%, 8/25/23	105	115,076
Series 1993-178, Class PK, 6.50%, 9/25/23	235	254,607
Series 1994-40, Class Z, 6.50%, 3/25/24	259	282,093

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 1994-42, Class K, 6.50%, 4/25/24	$1,098	$1,194,522
Series 1994-82, Class Z, 8.00%, 5/25/24	389	431,909
Series 2000-49, Class A, 8.00%, 3/18/27	310	353,860
Series 2001-81, Class HE, 6.50%, 1/25/32	622	711,812
Series 2002-1, Class G, 7.00%, 7/25/23	137	149,770
Series 2005-37, Class SU, 24.249%, (29.2% - 1 mo. USD LIBOR x 4.00), 3/25/35(6)	375	454,143
Series 2012-35, Class GE, 3.00%, 5/25/40	2,657	2,682,775
Series 2012-134, Class ZT, 2.00%, 12/25/42	4,110	3,503,346
Series 2013-52, Class MD, 1.25%, 6/25/43	3,654	3,436,681
Series 2014-17, (Principal Only), Class PO, 0.00%, 4/25/44(4)	3,750	3,111,471
Series 2016-89, Class ZH, 3.00%, 12/25/46	3,341	3,274,365
Series 2017-75, Class Z, 3.00%, 9/25/57	5,616	5,359,934
Series 2017-76, Class Z, 3.00%, 10/25/57	3,150	3,061,760

		$35,297,009

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$595	$523,032
Series 2015-62, Class PQ, 3.00%, 5/20/45	1,108	1,105,787
Series 2016-81, Class CZ, 2.25%, 3/16/45	135	133,668
Series 2016-129, Class ZC, 2.00%, 6/20/45	1,430	1,411,864
Series 2017-137, Class AF, 1.739%, (1 mo. USD LIBOR + 0.50%), 9/20/47(5)	7,938	7,915,656

		$11,090,007

Total Collateralized Mortgage Obligations (identified cost $95,807,490)		$96,147,800

Short-Term Investments — 3.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(7)	11,217,567	$11,218,689

Total Short-Term Investments (identified cost $11,218,689)		$11,218,689

Total Options Purchased — 0.0%(8) (identified cost $108,469)		$2,813

Total Investments — 99.3% (identified cost $343,136,700)		$348,579,739

Other Assets, Less Liabilities — 0.7%		$2,536,609

Net Assets — 100.0%		$351,116,348

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Portfolio of Investments — continued

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(3)	Principal amount is less than $500.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(8)	Amount is less than 0.05%.

Call Options Purchased — 0.0%(8)

Exchange-Traded Options — 0.0%(8)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. Long Treasury Bond Futures 12/2017	90	$13,722,188	$160	11/24/17	$2,813

Total					$2,813

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	370	Long	Dec-18	$90,719,375	$18,500
CME 90-Day Eurodollar	370	Short	Dec-19	(90,525,125)	(13,625)
U.S. 5-Year Treasury Note	285	Short	Dec-17	(33,398,438)	374,885
U.S. 10-Year Treasury Note	114	Short	Dec-17	(14,242,875)	227,144
U.S. Ultra-Long Treasury Bond	6	Long	Dec-17	988,688	(20,953)

					$585,951

Abbreviations:

CME	–	Chicago Mercantile Exchange
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations

USD	–	United States Dollar

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $331,918,011)	$337,361,050
Affiliated investment, at value (identified cost, $11,218,689)	11,218,689
Deposits for derivatives collateral — financial futures contracts	543,877
Cash	790,000
Interest receivable	1,313,022
Dividend receivable from affiliated investment	2,996
Receivable for investments sold	163,911
Receivable for variation margin on open financial futures contracts	25,772
Total assets	$351,419,317

Liabilities
Due to custodian	$612
Payable to affiliates:
Investment adviser fee	188,530
Trustees’ fees	1,745
Accrued expenses	112,082
Total liabilities	$302,969
Net Assets applicable to investors’ interest in Portfolio	$351,116,348

Sources of Net Assets
Investors’ capital	$345,087,358
Net unrealized appreciation	6,028,990
Total	$351,116,348

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest	$11,844,418
Dividends from affiliated investment	82,069
Total investment income	$11,926,487

Expenses
Investment adviser fee	$2,920,562
Trustees’ fees and expenses	24,605
Custodian fee	134,357
Legal and accounting services	69,360
Miscellaneous	24,566
Total expenses	$3,173,450

Net investment income	$8,753,037

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,109,063
Investment transactions — affiliated investment	5,539
Financial futures contracts	(5,706,743)
Swap contracts	(587,306)
Net realized loss	$(4,179,447)
Change in unrealized appreciation (depreciation) —
Investments	$(10,225,321)
Investments — affiliated investment	(3,290)
Financial futures contracts	3,391,438
Swap contracts	8,127,890
Net change in unrealized appreciation (depreciation)	$1,290,717

Net realized and unrealized loss	$(2,888,730)

Net increase in net assets from operations	$5,864,307

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$8,753,037	$11,324,009
Net realized gain (loss)	(4,179,447)	4,357,132
Net change in unrealized appreciation (depreciation)	1,290,717	(11,810,371)
Net increase in net assets from operations	$5,864,307	$3,870,770
Capital transactions —
Contributions	$16,656,108	$49,563,036
Withdrawals	(199,353,471)	(155,365,928)
Net decrease in net assets from capital transactions	$(182,697,363)	$(105,802,892)

Net decrease in net assets	$(176,833,056)	$(101,932,122)

Net Assets
At beginning of year	$527,949,404	$629,881,526
At end of year	$351,116,348	$527,949,404

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.77%	0.80%	0.79%	0.78%	0.75%
Net investment income	2.12%	1.98%	2.10%	2.33%	1.83%
Portfolio Turnover	12%	15%	33%	4%	8%

Total Return	1.51%	0.60%	1.11%	3.13%	(1.35)%

Net assets, end of year (000’s omitted)	$351,116	$527,949	$629,882	$689,403	$848,719

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Government Obligations Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

28

Government Obligations Portfolio

October 31, 2017

Notes to Financial Statements — continued

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and additional fee reduction agreement effective May 1, 2017 between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. Prior to May 1, 2017, the fee was computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $2,920,562 or 0.71% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

29

Government Obligations Portfolio

October 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, aggregated $49,391,134 and $197,882,076, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$349,406,707

Gross unrealized appreciation	$4,063,189
Gross unrealized depreciation	(4,892,970)

Net unrealized depreciation	$(829,781)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts and interest rate swaps to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swap contracts) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

30

Government Obligations Portfolio

October 31, 2017

Notes to Financial Statements — continued

a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$2,813	(1)	$—
Futures contracts	620,529	(2)	(34,578	)(2)

Total	$623,342		$(34,578)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$40,000	$(105,656)
Futures contracts	$(5,706,743)	$3,391,438
Swap contracts	$(587,306)	$8,127,890

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investment transactions, Financial futures contracts and Swap contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$34,658,000	$86,863,000	$35,385,000

The average number of purchased options contracts outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was 17 contracts.

6  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2017, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $612. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2017. The Portfolio’s average overdraft advances during the year ended October 31, 2017 were not significant.

31

Government Obligations Portfolio

October 31, 2017

Notes to Financial Statements — continued

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$241,210,437	$—	$241,210,437
Collateralized Mortgage Obligations	—	96,147,800	—	96,147,800
Short-Term Investments	—	11,218,689	—	11,218,689
Call Options Purchased	2,813	—	—	2,813

Total Investments	$2,813	$348,576,926	$—	$348,579,739

Futures Contracts	$620,529	$—	$—	$620,529

Total	$623,342	$348,576,926	$—	$349,200,268

Liability Description

Futures Contracts	$(34,578)	$—	$—	$(34,578)

Total	$(34,578)	$—	$—	$(34,578)

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

32

Government Obligations Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

33

Eaton Vance

Government Obligations Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

34

Eaton Vance

Government Obligations Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

35

Eaton Vance

Government Obligations Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.17

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 43

Federal Tax Information	19

Management and Organization	44

Important Notices	47

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield bonds experienced another strong return for the 12-month period ended October 31, 2017. The asset class benefited as the U.S. economy continued to grow at a modest pace, with gross domestic product (GDP) expanding at an annual rate of roughly 3% in the second and third quarters of 2017, roughly double the pace of the first quarter.

Helped by this favorable backdrop, high-yield issuers generally saw consistent improvement in fundamentals, including revenues, earnings and cash flow generation. The trailing 12-month default rate on high-yield bonds declined from 3.53% to 1.18%. This decrease was largely driven by an increase, as well as stabilization, in commodity prices, which put downward pressure on defaults in the energy and metals/mining sectors. Leverage — a measure of debt levels — within the asset class edged lower during the period. In addition, interest coverage — an indicator of how easily issuers can pay the interest expense on their outstanding debt — moved higher. All of these shifts were positive.

The supply/demand balance for the asset class also remained healthy during the period. While gross issuance rose roughly 10% this past year, net new issuance decreased as more of the new paper coming to market was used to refinance existing debt at lower rates. In addition, the percentage of new debt issued to fund leveraged buyouts or carrying split-B/CCC or lower credit ratings6 — which can be indicators of the level of risk in the asset class — was little changed. As net new supply contracted, demand for U.S. high-yield bonds remained firm, aided by foreign investors contending with low yields globally. Inflows from institutional investors — which represent about 75% of the high-yield bond ownership base — more than offset retail outflows.

Against this backdrop, the average yield on high-yield bonds in the ICE BofAML U.S. High Yield Index2 fell from 6.33% to 5.52% over the 12-month period, even as the yield on the five-year Treasury rose from 1.31% to 2.01%. Spreads — the difference in yields between high-yield bonds and U.S. Treasurys that represents the investor’s compensation for taking on additional risk — reached their tightest level since June 2014. High-yield bond prices, which generally move in the opposite direction of spreads, rose, ending the period above historic norms.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.73%, compared to the 9.14% return of its primary benchmark, the ICE BofAML U.S. High Yield Index (the Index).

The Fund’s higher-quality bias hampered relative performance in a strong up market that favored lower-quality issues. In particular, the Fund’s underexposure to the lower-quality and top-performing portion of the CCC-rated segment weighed on performance. Similarly, credit selection in the energy sector hurt performance, largely because the Fund continued to favor higher-quality, lower-cost energy producers believed to be positioned to survive a prolonged period of historically low commodity prices. As oil prices stabilized above $50 per barrel this past year, lower-quality issuers that had sidestepped bankruptcy saw the biggest gains.

Elsewhere, credit selection in technology and gaming, along with positioning in diversified financial services, hindered relative performance. The Fund’s sizable overweight in bonds with two-year-and-under durations7 was an added headwind, as longer-duration issues, which generally have higher credit sensitivity, significantly outperformed within the Index. However, strong credit selection in this segment helped offset some of the underperformance from the overweight. An underweight in bonds with durations over 10 years detracted as this group posted the strongest gain in the Index. Lastly, the Fund lost ground from a modest out-of-Index position in cash.

By contrast, credit selection in the B credit category, which represents over 40% of the Index and the Fund, aided relative performance. Having an underweight and favorable issue selection in the higher-quality BB segment also helped as the group’s return in the Index trailed most lower-rated credit categories. Credit selection in the non-rated category, as well as BBB category, were further tailwinds. In terms of sectors, credit selection in services, diversified media and health care, and an underweight in broadcasting, had the most positive impact. Lastly, credit selection in the five-to-10-year and two-to-five-year duration categories, which together represented over 60% of the Fund’s assets, gave an added boost to relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei, and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	7.73%	6.35%	6.51%
Class A with 4.75% Maximum Sales Charge	—	—	2.66	5.34	5.99
Class B at NAV	08/19/1986	08/19/1986	6.94	5.57	5.74
Class B with 5% Maximum Sales Charge	—	—	1.94	5.24	5.74
Class C at NAV	06/08/1994	08/19/1986	6.94	5.56	5.73
Class C with 1% Maximum Sales Charge	—	—	5.94	5.56	5.73
Class I at NAV	10/01/2009	08/19/1986	7.98	6.62	6.75
ICE BofAML U.S. High Yield Index	—	—	9.14%	6.29%	7.69%
ICE BofAML U.S. High Yield Constrained Index	—	—	9.14	6.29	7.77

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.87%	1.62%	1.62%	0.62%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$17,477	N.A.
Class C	$10,000	10/31/2007	$17,471	N.A.
Class I	$250,000	10/31/2007	$480,473	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Fund Profile5

Credit Quality (% of bonds, loans and asset-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]	Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.60	$4.24	0.83%
Class B	$1,000.00	$1,025.00	$8.06	1.58%
Class C	$1,000.00	$1,022.80	$8.06	1.58%
Class I	$1,000.00	$1,030.00	$2.97	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.23	0.83%
Class B	$1,000.00	$1,017.20	$8.03	1.58%
Class C	$1,000.00	$1,017.20	$8.03	1.58%
Class I	$1,000.00	$1,022.30	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in High Income Opportunities Portfolio, at value (identified cost, $1,272,117,209)	$1,330,834,036
Receivable for Fund shares sold	2,893,876
Total assets	$1,333,727,912

Liabilities
Payable for Fund shares redeemed	$7,020,650
Distributions payable	615,316
Payable to affiliates:
Distribution and service fees	186,753
Trustees’ fees	42
Accrued expenses	344,899
Total liabilities	$8,167,660
Net Assets	$1,325,560,252

Sources of Net Assets
Paid-in capital	$1,292,631,273
Accumulated net realized loss from Portfolio	(24,427,008)
Accumulated distributions in excess of net investment income	(1,360,840)
Net unrealized appreciation from Portfolio	58,716,827
Total	$1,325,560,252

Class A Shares
Net Assets	$375,201,417
Shares Outstanding	82,236,696
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.56
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.79

Class B Shares
Net Assets	$3,587,822
Shares Outstanding	785,236
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.57

Class C Shares
Net Assets	$120,883,676
Shares Outstanding	26,493,308
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.56

Class I Shares
Net Assets	$825,887,337
Shares Outstanding	180,809,659
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.57

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolio (net of foreign taxes, $13,649)	$83,348,242
Dividends allocated from Portfolio	1,052,165
Expenses allocated from Portfolio	(6,587,913)
Total investment income from Portfolio	$77,812,494

Expenses
Distribution and service fees
Class A	$1,000,175
Class B	50,452
Class C	1,310,243
Trustees’ fees and expenses	500
Custodian fee	60,000
Transfer and dividend disbursing agent fees	1,250,454
Legal and accounting services	60,156
Printing and postage	110,433
Registration fees	118,385
Miscellaneous	19,955
Total expenses	$3,980,753

Net investment income	$73,831,741

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$11,592,392
Swap contracts	45,962
Foreign currency transactions	3,110
Forward foreign currency exchange contracts	(1,316,307)
Net realized gain	$10,325,157
Change in unrealized appreciation (depreciation) —
Investments	$19,280,734
Swap contracts	(44,108)
Foreign currency	553
Forward foreign currency exchange contracts	(22,425)
Net change in unrealized appreciation (depreciation)	$19,214,754

Net realized and unrealized gain	$29,539,911

Net increase in net assets from operations	$103,371,652

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$73,831,741	$61,741,201
Net realized gain (loss)	10,325,157	(2,428,486)
Net change in unrealized appreciation (depreciation)	19,214,754	47,982,343
Net increase in net assets from operations	$103,371,652	$107,295,058
Distributions to shareholders —
From net investment income
Class A	$(21,008,580)	$(23,585,084)
Class B	(228,080)	(401,725)
Class C	(5,909,890)	(6,097,567)
Class I	(46,369,466)	(37,155,700)
Total distributions to shareholders	$(73,516,016)	$(67,240,076)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$131,708,723	$369,475,619
Class B	16,578	109,711
Class C	19,736,324	45,195,618
Class I	477,710,345	748,958,288
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	17,756,233	20,957,716
Class B	194,429	338,832
Class C	5,027,198	4,695,845
Class I	39,120,845	28,924,993
Cost of shares redeemed
Class A	(290,138,723)	(235,574,153)
Class B	(1,411,531)	(2,411,607)
Class C	(43,779,620)	(27,421,937)
Class I	(549,590,036)	(286,856,508)
Net asset value of shares exchanged
Class A	1,626,656	1,688,939
Class B	(1,626,656)	(1,688,939)
Net increase (decrease) in net assets from Fund share transactions	$(193,649,235)	$666,392,417

Net increase (decrease) in net assets	$(163,793,599)	$706,447,399

Net Assets
At beginning of year	$1,489,353,851	$782,906,452
At end of year	$1,325,560,252	$1,489,353,851

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,360,840)	$(2,002,864)

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$4.460	$4.400	$4.650	$4.640	$4.490

Income (Loss) From Operations
Net investment income(1)	$0.239	$0.228	$0.237	$0.251	$0.275
Net realized and unrealized gain (loss)	0.099	0.082	(0.217)	0.044	0.164

Total income from operations	$0.338	$0.310	$0.020	$0.295	$0.439

Less Distributions
From net investment income	$(0.238)	$(0.250)	$(0.257)	$(0.285)	$(0.289)
Tax return of capital	—	—	(0.013)	—	—

Total distributions	$(0.238)	$(0.250)	$(0.270)	$(0.285)	$(0.289)

Net asset value — End of year	$4.560	$4.460	$4.400	$4.650	$4.640

Total Return(2)	7.73%	7.35%	0.43%	6.49%	10.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$375,201	$506,430	$338,952	$278,339	$249,642
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.85%	0.86%	0.90%	0.89%	0.92%
Net investment income	5.28%	5.23%	5.22%	5.36%	6.00%
Portfolio Turnover of the Portfolio	42%	39%	38%	44%	62%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$4.470	$4.410	$4.660	$4.650	$4.500

Income (Loss) From Operations
Net investment income(1)	$0.206	$0.197	$0.206	$0.217	$0.242
Net realized and unrealized gain (loss)	0.099	0.080	(0.220)	0.044	0.163

Total income (loss) from operations	$0.305	$0.277	$(0.014)	$0.261	$0.405

Less Distributions
From net investment income	$(0.205)	$(0.217)	$(0.224)	$(0.251)	$(0.255)
Tax return of capital	—	—	(0.012)	—	—

Total distributions	$(0.205)	$(0.217)	$(0.236)	$(0.251)	$(0.255)

Net asset value — End of year	$4.570	$4.470	$4.410	$4.660	$4.650

Total Return(2)	6.94%	6.54%	(0.32)%	5.72%	9.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,588	$6,292	$9,910	$16,243	$21,999
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.59%	1.61%	1.65%	1.64%	1.67%
Net investment income	4.55%	4.54%	4.53%	4.64%	5.28%
Portfolio Turnover of the Portfolio	42%	39%	38%	44%	62%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$4.460	$4.400	$4.650	$4.640	$4.490

Income (Loss) From Operations
Net investment income(1)	$0.205	$0.195	$0.204	$0.216	$0.241
Net realized and unrealized gain (loss)	0.099	0.081	(0.219)	0.044	0.164

Total income (loss) from operations	$0.304	$0.276	$(0.015)	$0.260	$0.405

Less Distributions
From net investment income	$(0.204)	$(0.216)	$(0.223)	$(0.250)	$(0.255)
Tax return of capital	—	—	(0.012)	—	—

Total distributions	$(0.204)	$(0.216)	$(0.235)	$(0.250)	$(0.255)

Net asset value — End of year	$4.560	$4.460	$4.400	$4.650	$4.640

Total Return(2)	6.94%	6.54%	(0.34)%	5.70%	9.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$120,884	$136,908	$111,949	$121,827	$118,991
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.60%	1.61%	1.65%	1.64%	1.67%
Net investment income	4.52%	4.50%	4.49%	4.62%	5.25%
Portfolio Turnover of the Portfolio	42%	39%	38%	44%	62%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$4.470	$4.410	$4.660	$4.650	$4.500

Income (Loss) From Operations
Net investment income(1)	$0.250	$0.238	$0.245	$0.261	$0.286
Net realized and unrealized gain (loss)	0.099	0.083	(0.213)	0.046	0.164

Total income from operations	$0.349	$0.321	$0.032	$0.307	$0.450

Less Distributions
From net investment income	$(0.249)	$(0.261)	$(0.268)	$(0.297)	$(0.300)
Tax return of capital	—	—	(0.014)	—	—

Total distributions	$(0.249)	$(0.261)	$(0.282)	$(0.297)	$(0.300)

Net asset value — End of year	$4.570	$4.470	$4.410	$4.660	$4.650

Total Return(2)	7.98%	7.62%	0.70%	6.75%	10.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$825,887	$839,724	$322,095	$160,509	$82,300
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.59%	0.61%	0.65%	0.64%	0.66%
Net investment income	5.51%	5.45%	5.42%	5.56%	6.23%
Portfolio Turnover of the Portfolio	42%	39%	38%	44%	62%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (75.4% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are

14

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$73,516,016	$67,240,076

During the year ended October 31, 2017, accumulated net realized loss was decreased by $44,962,786, accumulated distributions in excess of net investment income was decreased by $326,299 and paid-in capital was decreased by $45,289,085 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$131,447
Capital loss carryforwards and deferred capital losses	$(28,228,712)
Net unrealized appreciation	$61,641,560
Other temporary differences	$(615,316)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio, the timing of recognizing distributions to shareholders and the deferral of passive losses from partnership investments in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $18,155,220 and deferred capital losses of $10,073,492 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $10,073,492 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $46,876 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $59,973 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $1,000,175 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans,

15

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Notes to Financial Statements — continued

the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $37,839 and $982,682 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $12,613 and $327,561 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $3,000, $1,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $142,525,967 and $415,761,626, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	29,132,452	85,845,314
Issued to shareholders electing to receive payments of distributions in Fund shares	3,914,760	4,808,332
Redemptions	(64,656,300)	(54,585,083)
Exchange from Class B shares	358,194	388,394

Net increase (decrease)	(31,250,894)	36,456,957

	Year Ended October 31,
Class B	2017	2016

Sales	3,641	25,599
Issued to shareholders electing to receive payments of distributions in Fund shares	42,805	78,203
Redemptions	(311,317)	(557,205)
Exchange to Class A shares	(357,773)	(388,100)

Net decrease	(622,644)	(841,503)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	4,364,486	10,474,062
Issued to shareholders electing to receive payments of distributions in Fund shares	1,107,226	1,079,789
Redemptions	(9,648,699)	(6,323,769)

Net increase (decrease)	(4,176,987)	5,230,082

	Year Ended October 31,
Class I	2017	2016

Sales	105,623,087	173,971,504
Issued to shareholders electing to receive payments of distributions in Fund shares	8,605,297	6,609,667
Redemptions	(121,386,386)	(65,723,515)

Net increase (decrease)	(7,158,002)	114,857,656

17

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

18

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments

Corporate Bonds & Notes — 86.3%

Security	Principal Amount* (000’s omitted)	Value

Aerospace — 0.7%
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(1)	1,775	$1,927,082
Orbital ATK, Inc., 5.25%, 10/1/21	1,415	1,459,219
TransDigm, Inc., 5.50%, 10/15/20	1,030	1,047,819
TransDigm, Inc., 6.00%, 7/15/22	5,055	5,281,464
TransDigm, Inc., 6.50%, 7/15/24	2,965	3,068,775

		$12,784,359

Air Transportation — 0.1%
United Continental Holdings, Inc., 4.25%, 10/1/22	2,175	$2,188,594

		$2,188,594

Automotive & Auto Parts — 0.9%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	660	$660,129
American Axle & Manufacturing, Inc., 6.25%, 4/1/25(1)	800	822,000
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(1)	850	870,188
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	3,050	3,194,875
General Motors Financial Co., Inc., 3.25%, 5/15/18	340	342,662
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,413,636
Navistar International Corp., 8.25%, 11/1/21	4,475	4,493,571
Wabash National Corp., 5.50%, 10/1/25(1)	2,215	2,265,059
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,280	1,326,400
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	770	807,538

		$16,196,058

Banks & Thrifts — 0.7%
Ally Financial, Inc., 3.50%, 1/27/19	1,200	$1,217,640
Ally Financial, Inc., 6.25%, 12/1/17	1,795	1,800,834
CIT Group, Inc., 5.00%, 8/1/23	4,300	4,662,060
CIT Group, Inc., 5.375%, 5/15/20	55	59,125
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(2)(3)	4,805	5,513,737

		$13,253,396

Broadcasting — 1.5%
CBS Radio, Inc., 7.25%, 11/1/24(1)	2,290	$2,407,362
Netflix, Inc., 4.875%, 4/15/28(1)	3,690	3,672,288
Netflix, Inc., 5.50%, 2/15/22	1,790	1,935,214
Netflix, Inc., 5.875%, 2/15/25	2,155	2,331,926
Salem Media Group, Inc., 6.75%, 6/1/24(1)	2,650	2,782,500

Security	Principal Amount* (000’s omitted)	Value

Broadcasting (continued)
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,980	$3,020,975
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	6,775	7,249,250
Tribune Media Co., 5.875%, 7/15/22	2,400	2,502,000

		$25,901,515

Building Materials — 1.6%
Beacon Escrow Corp., 4.875%, 11/1/25(1)	2,885	$2,939,094
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/23(1)	3,695	3,805,850
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,255	1,430,700
Core & Main LP, 6.125%, 8/15/25(1)	1,850	1,877,750
FBM Finance, Inc., 8.25%, 8/15/21(1)	4,940	5,279,625
HD Supply, Inc., 5.75%, 4/15/24(1)	3,030	3,276,187
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	2,565	2,558,588
Standard Industries, Inc., 5.50%, 2/15/23(1)	2,935	3,103,762
Standard Industries, Inc., 6.00%, 10/15/25(1)	3,100	3,367,375
USG Corp., 5.50%, 3/1/25(1)	345	371,306

		$28,010,237

Cable / Satellite TV — 7.8%
Altice Financing S.A., 6.50%, 1/15/22(1)	395	$409,813
Altice Financing S.A., 6.625%, 2/15/23(1)	2,970	3,138,102
Altice Luxembourg S.A., 7.625%, 2/15/25(1)	2,740	2,983,175
Altice Luxembourg S.A., 7.75%, 5/15/22(1)	6,760	7,165,600
Altice US Finance I Corp., 5.375%, 7/15/23(1)	970	1,013,650
Altice US Finance I Corp., 5.50%, 5/15/26(1)	4,205	4,383,712
Cablevision Systems Corp., 5.875%, 9/15/22	4,015	4,140,469
Cablevision Systems Corp., 7.75%, 4/15/18	1,470	1,506,912
Cablevision Systems Corp., 8.00%, 4/15/20	5,451	6,050,610
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	4,685	4,673,287
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,234,009
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	4,009,200
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	3,000	3,082,500
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,092,913
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,725	2,855,391
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	7,860	8,390,550
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	235	240,581

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable / Satellite TV (continued)
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(1)		5,404	$5,526,238
CSC Holdings, LLC, 5.25%, 6/1/24		385	384,278
CSC Holdings, LLC, 6.75%, 11/15/21		5,020	5,547,100
CSC Holdings, LLC, 10.125%, 1/15/23(1)		8,485	9,736,537
CSC Holdings, LLC, 10.875%, 10/15/25(1)		3,862	4,740,605
DISH DBS Corp., 5.875%, 7/15/22		2,515	2,540,150
DISH DBS Corp., 5.875%, 11/15/24		420	422,100
DISH DBS Corp., 6.75%, 6/1/21		3,625	3,815,313
DISH DBS Corp., 7.75%, 7/1/26		2,950	3,237,625
SFR Group S.A., 6.00%, 5/15/22(1)		9,035	9,430,281
SFR Group S.A., 6.25%, 5/15/24(1)		585	614,981
SFR Group S.A., 7.375%, 5/1/26(1)		6,705	7,233,019
Unitymedia GmbH, 6.125%, 1/15/25(1)		935	1,000,824
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)		2,133	2,196,990
UPC Holding B.V., 5.50%, 1/15/28(1)		3,875	3,865,313
Virgin Media Finance PLC, 5.75%, 1/15/25(1)		1,930	1,999,963
Virgin Media Secured Finance PLC, 5.25%, 1/15/26(1)		2,610	2,718,185
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		4,320	4,530,600
VTR Finance B.V., 6.875%, 1/15/24(1)		4,615	4,904,591
Ziggo Bond Finance B.V., 5.875%, 1/15/25(1)		1,225	1,266,344
Ziggo Bond Finance B.V., 6.00%, 1/15/27(1)		4,005	4,085,100

			$138,166,611

Capital Goods — 1.1%
Anixter, Inc., 5.50%, 3/1/23		2,335	$2,559,744
Welbilt, Inc., 9.50%, 2/15/24		8,120	9,327,850
Wittur International Holding GmbH, 8.50%, 2/15/23(1)	EUR	5,800	7,127,308

			$19,014,902

Chemicals — 1.6%
Alpha 3 B.V./Alpha US Bidco, Inc., 6.25%, 2/1/25(1)		1,490	$1,534,700
Chemours Co. (The), 5.375%, 5/15/27		1,265	1,353,550
Chemours Co. (The), 7.00%, 5/15/25		1,295	1,450,400
Platform Specialty Products Corp., 6.50%, 2/1/22(1)		5,620	5,837,775
Platform Specialty Products Corp., 10.375%, 5/1/21(1)		1,995	2,169,562
PQ Corp., 6.75%, 11/15/22(1)		900	976,500
SPCM S.A., 4.875%, 9/15/25(1)		1,185	1,220,550
Tronox Finance PLC, 5.75%, 10/1/25(1)		1,830	1,916,925
Tronox Finance, LLC, 7.50%, 3/15/22(1)		2,620	2,760,825
Valvoline, Inc., 5.50%, 7/15/24(1)		835	887,187
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(1)		1,825	1,934,500

Security		Principal Amount* (000’s omitted)	Value

Chemicals (continued)
Versum Materials, Inc., 5.50%, 9/30/24(1)		2,790	$2,978,325
W.R. Grace & Co., 5.125%, 10/1/21(1)		2,270	2,445,925
W.R. Grace & Co., 5.625%, 10/1/24(1)		525	576,188

			$28,042,912

Consumer Products — 0.9%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)		3,490	$3,551,075
Central Garden & Pet Co., 6.125%, 11/15/23		6,300	6,748,875
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23		925	994,375
Spectrum Brands, Inc., 5.75%, 7/15/25		1,685	1,798,198
Vista Outdoor, Inc., 5.875%, 10/1/23		2,365	2,453,688

			$15,546,211

Containers — 2.3%
ARD Finance S.A., 6.625%, (6.625% Cash or 7.375% PIK), 9/15/23(4)	EUR	2,585	$3,245,643
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)		1,540	1,590,050
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)		3,625	3,738,281
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)		385	397,513
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		5,270	5,605,963
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)		6,145	6,774,863
Berry Global, Inc., 6.00%, 10/15/22		1,770	1,880,625
BWAY Holding Co., 5.50%, 4/15/24(1)		4,355	4,545,531
BWAY Holding Co., 7.25%, 4/15/25(1)		3,065	3,187,600
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)		3,985	4,381,009
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)		995	1,126,216
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)		260	271,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 6.875%, 2/15/21		1,202	1,235,354
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(1)		1,675	1,791,203

			$39,770,901

Diversified Financial Services — 2.1%
Alliance Data Systems Corp., 6.375%, 4/1/20(1)		3,190	$3,233,862
DAE Funding, LLC, 4.50%, 8/1/22(1)		2,430	2,469,488
DAE Funding, LLC, 5.00%, 8/1/24(1)		4,055	4,151,306

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,795	$1,852,216
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	2,030	2,126,425
MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,383,375
Navient Corp., 5.50%, 1/15/19	2,490	2,574,038
Navient Corp., 7.25%, 1/25/22	45	48,994
Navient Corp., 8.00%, 3/25/20	6,065	6,701,825
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	8,490	8,861,437
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(1)	2,855	2,969,200

		$36,372,166

Diversified Media — 0.8%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	1,095	$1,136,063
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,210,000
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	445,000
IAC/InterActiveCorp, 4.875%, 11/30/18	1,451	1,455,280
MDC Partners, Inc., 6.50%, 5/1/24(1)	7,980	8,179,500
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,245,375

		$14,671,218

Energy — 12.5%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	2,145	$2,203,988
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	590	624,663
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	985	1,010,856
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26	995	1,039,775
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	1,530	1,637,100
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	1,775	1,952,500
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	1,585	1,660,288
Antero Resources Corp., 5.375%, 11/1/21	7,225	7,441,750
Antero Resources Corp., 5.625%, 6/1/23	1,390	1,462,975
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	5,530	5,654,425
Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27(1)	3,185	3,292,494
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25	4,370	4,746,912

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	5,095	$5,840,144
Cheniere Energy Partners, L.P., 5.25%, 10/1/25(1)	5,065	5,229,612
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	608	656,452
Continental Resources, Inc., 4.50%, 4/15/23	2,490	2,527,350
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	8,865	9,023,506
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	3,660	3,778,950
Denbury Resources, Inc., 9.00%, 5/15/21(1)	2,050	2,014,125
Diamondback Energy, Inc., 4.75%, 11/1/24	1,080	1,104,300
Diamondback Energy, Inc., 5.375%, 5/31/25	2,870	2,995,562
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(1)	5,745	5,956,847
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(1)	1,035	1,117,800
Energy Transfer Equity, L.P., 5.875%, 1/15/24	1,610	1,754,900
Energy Transfer Equity, L.P., 7.50%, 10/15/20	1,780	2,011,400
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	1,845	1,891,125
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	1,370	1,020,650
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	1,250	1,337,500
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.875%, 7/15/21(1)	3,730	3,972,450
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	5,735	5,907,050
Gulfport Energy Corp., 6.00%, 10/15/24	1,265	1,271,325
Gulfport Energy Corp., 6.625%, 5/1/23	5,570	5,737,100
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(1)	1,165	1,226,163
Matador Resources Co., 6.875%, 4/15/23	3,970	4,218,125
Murphy Oil Corp., 6.875%, 8/15/24	1,115	1,201,413
Newfield Exploration Co., 5.375%, 1/1/26	2,285	2,439,237
Newfield Exploration Co., 5.625%, 7/1/24	2,480	2,693,900
Newfield Exploration Co., 5.75%, 1/30/22	2,400	2,592,000
NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	780	804,375
NGPL PipeCo, LLC, 4.875%, 8/15/27(1)	785	814,438
Oasis Petroleum, Inc., 6.50%, 11/1/21	935	956,038
Oasis Petroleum, Inc., 6.875%, 3/15/22	900	929,250
Oasis Petroleum, Inc., 6.875%, 1/15/23	4,625	4,752,187
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)	2,315	2,349,725
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	2,625	2,677,500
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(1)	2,795	2,891,092

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(1)	2,935	$3,125,775
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	5,030	5,256,350
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25(1)	1,575	1,632,094
PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23	5,230	5,439,200
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(2)(3)	4,120	4,209,816
Precision Drilling Corp., 6.50%, 12/15/21	475	482,125
Precision Drilling Corp., 6.625%, 11/15/20	939	950,452
Precision Drilling Corp., 7.75%, 12/15/23	195	200,850
Resolute Energy Corp., 8.50%, 5/1/20	3,810	3,886,200
RSP Permian, Inc., 6.625%, 10/1/22	4,980	5,247,675
Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)	3,860	3,908,250
Seven Generations Energy, Ltd., 6.75%, 5/1/23(1)	11,135	11,886,612
Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	1,890	2,027,025
SM Energy Co., 5.625%, 6/1/25	1,850	1,808,375
SM Energy Co., 6.50%, 11/15/21	1,895	1,923,425
SM Energy Co., 6.50%, 1/1/23	2,820	2,883,450
SM Energy Co., 6.75%, 9/15/26	2,685	2,768,906
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)	5,910	6,072,525
Tervita Escrow Corp., 7.625%, 12/1/21(1)	4,000	4,070,000
Trinidad Drilling, Ltd., 6.625%, 2/15/25(1)	3,005	2,937,387
Weatherford International, Ltd., 8.25%, 6/15/23	755	760,663
Weatherford International, Ltd., 9.875%, 2/15/24	1,765	1,897,375
Whiting Petroleum Corp., 5.00%, 3/15/19	875	887,031
Whiting Petroleum Corp., 5.75%, 3/15/21	500	505,000
WildHorse Resource Development Corp., 6.875%, 2/1/25(1)	5,680	5,651,600
Williams Cos., Inc. (The), 3.70%, 1/15/23	3,295	3,340,306
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,244	3,406,200
Williams Cos., Inc. (The), 5.75%, 6/24/44	2,910	3,099,150
WPX Energy, Inc., 7.50%, 8/1/20	1,246	1,358,140

		$220,043,274

Entertainment / Film — 0.4%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	6,515	$6,376,556
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	500	497,500
Regal Entertainment Group, 5.75%, 3/15/22	1,065	1,104,938

		$7,978,994

Security	Principal Amount* (000’s omitted)	Value

Environmental — 1.0%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(1)	3,075	$3,205,688
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,199,175
Covanta Holding Corp., 5.875%, 3/1/24	2,710	2,723,550
Covanta Holding Corp., 5.875%, 7/1/25	4,607	4,572,447
Covanta Holding Corp., 6.375%, 10/1/22	2,845	2,944,575
GFL Environmental, Inc., 9.875%, 2/1/21(1)	2,305	2,463,469
Wrangler Buyer Corp., 6.00%, 10/1/25(1)	600	616,500

		$17,725,404

Food & Drug Retail — 0.3%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25	420	$371,700
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24	1,770	1,672,650
Safeway, Inc., 7.45%, 9/15/27	3,054	2,702,790

		$4,747,140

Food / Beverage / Tobacco — 1.9%
Dean Foods Co., 6.50%, 3/15/23(1)	5,195	$5,220,975
Dole Food Co., Inc., 7.25%, 6/15/25(1)	4,110	4,459,350
Performance Food Group, Inc., 5.50%, 6/1/24(1)	515	540,750
Pilgrim’s Pride Corp., 5.75%, 3/15/25(1)	1,040	1,103,700
Pilgrim’s Pride Corp., 5.875%, 9/30/27(1)	1,480	1,542,900
Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/24	1,075	1,150,250
Post Holdings, Inc., 5.00%, 8/15/26(1)	4,490	4,523,675
Post Holdings, Inc., 5.50%, 3/1/25(1)	4,300	4,482,750
Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,063,375
TreeHouse Foods, Inc., 6.00%, 2/15/24(1)	4,565	4,907,375
US Foods, Inc., 5.875%, 6/15/24(1)	3,725	3,953,156

		$32,948,256

Gaming — 4.0%
Buffalo Thunder Development Authority, 11.00%, 12/9/22(1)	2,685	$1,047,103
CRC Escrow Issuer, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	7,415	7,481,735
Eldorado Resorts, Inc., 6.00%, 4/1/25	3,360	3,561,600
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	8,855	9,408,437
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	840	879,900
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	2,470	2,624,066

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Gaming (continued)
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		3,550	$3,851,750
International Game Technology PLC, 6.50%, 2/15/25(1)		720	811,800
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)		2,690	2,878,300
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)		6,500	7,166,250
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		2,390	2,410,913
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 1/15/28(1)		430	430,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		2,505	2,717,925
MGM Resorts International, 6.00%, 3/15/23		1,970	2,164,833
MGM Resorts International, 6.625%, 12/15/21		2,840	3,180,800
MGM Resorts International, 7.75%, 3/15/22		3,900	4,539,795
Scientific Games International, Inc., 7.00%, 1/1/22(1)		4,020	4,261,200
Scientific Games International, Inc., 10.00%, 12/1/22		2,545	2,821,769
Studio City Co., Ltd., 7.25%, 11/30/21(1)		1,895	2,032,577
Sugarhouse HSP Gaming Prop Mezz, L.P./Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25(1)		2,985	2,917,838
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)(5)		3,605	1,315,825
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23		2,070	2,313,225

			$70,817,641

Health Care — 9.2%
Alere, Inc., 6.50%, 6/15/20		1,489	$1,520,641
Alere, Inc., 7.25%, 7/1/18		515	515,258
Avantor, Inc., 6.00%, 10/1/24(1)		1,510	1,542,088
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)		2,935	2,986,362
Centene Corp., 4.75%, 5/15/22		885	931,463
Centene Corp., 4.75%, 1/15/25		5,365	5,552,775
Centene Corp., 5.625%, 2/15/21		2,250	2,340,000
Centene Corp., 6.125%, 2/15/24		3,740	4,029,850
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		10,220	9,849,525
CHS/Community Health Systems, Inc., 7.125%, 7/15/20		3,085	2,687,806
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(4)		2,945	3,048,075
Envision Healthcare Corp., 5.625%, 7/15/22		1,435	1,465,494
Envision Healthcare Corp., 6.25%, 12/1/24(1)		4,965	5,169,806
Grifols S.A., 3.20%, 5/1/25(1)	EUR	5,000	5,926,754
HCA Healthcare, Inc., 6.25%, 2/15/21		1,030	1,109,825
HCA, Inc., 4.50%, 2/15/27		795	804,938
HCA, Inc., 5.25%, 6/15/26		4,595	4,899,419

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc., 5.875%, 2/15/26	12,010	$12,655,537
HCA, Inc., 6.50%, 2/15/20	505	545,400
HCA, Inc., 7.50%, 2/15/22	1,530	1,740,375
Hologic, Inc., 4.375%, 10/15/25(1)	2,420	2,464,770
Hologic, Inc., 5.25%, 7/15/22(1)	1,885	1,974,538
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(1)	3,684	4,080,030
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)	8,420	8,809,425
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,360	2,466,200
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	4,770	5,330,475
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(1)	18,175	19,606,281
PRA Holdings, Inc., 9.50%, 10/1/23(1)	4,146	4,488,045
Teleflex, Inc., 4.875%, 6/1/26	1,740	1,835,700
Teleflex, Inc., 5.25%, 6/15/24	845	897,813
Tenet Healthcare Corp., 6.00%, 10/1/20	1,615	1,701,806
Tenet Healthcare Corp., 6.75%, 6/15/23	2,105	1,983,962
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	1,435	1,515,719
Tenet Healthcare Corp., 8.125%, 4/1/22	3,300	3,316,500
Valeant Pharmaceuticals International, Inc., 5.50%, 11/1/25(1)	2,990	3,061,012
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)	4,890	4,138,162
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	6,979	6,952,829
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(1)	2,855	3,037,006
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(1)	5,755	6,244,175
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,530	1,512,788
WellCare Health Plans, Inc., 5.25%, 4/1/25	6,970	7,353,350

		$162,091,977

Homebuilders / Real Estate — 1.0%
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(1)	2,855	$3,045,286
Mattamy Group Corp., 6.50%, 10/1/25(1)	2,880	3,016,800
Mattamy Group Corp., 6.875%, 12/15/23(1)	4,575	4,826,625
Qualitytech, L.P./QTS Finance Corp., 4.75%, 11/15/25(1)(6)	2,220	2,272,170
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,860	1,918,125
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24	2,565	2,789,437

		$17,868,443

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Hotels — 0.6%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	5,260	$5,450,675
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	3,180	3,255,525
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	1,285	1,333,187

		$10,039,387

Insurance — 1.1%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23(1)	4,670	$4,985,225
Ardonagh Midco 3 PLC, 8.625%, 7/15/23(1)	7,265	7,699,810
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, (8.125% Cash or 8.875% PIK), 7/15/19(1)(4)	2,620	2,629,825
Hub International, Ltd., 7.875%, 10/1/21(1)	3,690	3,845,275

		$19,160,135

Leisure — 0.5%
NCL Corp., Ltd., 4.75%, 12/15/21(1)	2,840	$2,953,600
Royal Caribbean Cruises, Ltd., 7.25%, 3/15/18	1,355	1,382,301
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	3,400	3,434,000
Viking Cruises, Ltd., 6.25%, 5/15/25(1)	1,820	1,892,800

		$9,662,701

Metals / Mining — 3.9%
Alcoa Nederland Holding B.V., 6.75%, 9/30/24(1)	1,605	$1,792,015
Eldorado Gold Corp., 6.125%, 12/15/20(1)	9,000	8,955,000
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(1)	5,830	6,354,700
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	1,390	1,447,337
First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)	4,600	4,887,500
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	8,155	8,664,687
Freeport-McMoRan, Inc., 3.10%, 3/15/20	840	844,200
Freeport-McMoRan, Inc., 4.55%, 11/14/24	1,685	1,689,212
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)	2,130	2,305,725
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	2,455	2,718,912
Imperial Metals Corp., 7.00%, 3/15/19(1)	935	867,213
Lundin Mining Corp., 7.875%, 11/1/22(1)	1,055	1,147,312
New Gold, Inc., 6.25%, 11/15/22(1)	8,739	9,044,865
New Gold, Inc., 6.375%, 5/15/25(1)	1,505	1,602,825
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/1/22(1)	1,025	1,068,563
Novelis Corp., 5.875%, 9/30/26(1)	3,480	3,595,258
Novelis Corp., 6.25%, 8/15/24(1)	2,390	2,527,425
SunCoke Energy, Inc., 7.625%, 8/1/19	89	88,889

Security	Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(1)	2,975	$3,138,625
Teck Resources, Ltd., 5.20%, 3/1/42	665	669,988
Teck Resources, Ltd., 5.40%, 2/1/43	1,545	1,583,625
Teck Resources, Ltd., 6.00%, 8/15/40	745	829,744
Teck Resources, Ltd., 8.50%, 6/1/24(1)	2,510	2,880,225

		$68,703,845

Publishing / Printing — 0.3%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance , 7.875%, 5/15/24(1)	3,445	$3,479,450
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% Cash or 9.25% PIK), 8/1/19(1)(4)	1,565	1,570,869

		$5,050,319

Railroad — 0.5%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	7,710	$8,037,675

		$8,037,675

Restaurants — 1.9%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)	5,860	$5,916,842
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.625%, 1/15/22(1)	3,680	3,774,944
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(1)	5,515	5,625,300
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(1)	2,935	2,993,700
Golden Nugget, Inc., 6.75%, 10/15/24(1)	9,315	9,501,300
Golden Nugget, Inc., 8.75%, 10/1/25(1)	4,500	4,635,000
Yum! Brands, Inc., 3.875%, 11/1/20	855	884,138
Yum! Brands, Inc., 3.875%, 11/1/23	265	267,319
Yum! Brands, Inc., 5.30%, 9/15/19	600	632,250

		$34,230,793

Services — 5.1%
Aramark Services, Inc., 5.125%, 1/15/24	3,695	$3,916,700
BlueLine Rental Finance Corp./BlueLine Rental, LLC, 9.25%, 3/15/24(1)	2,820	3,073,800
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(1)	735	751,538
Carlson Travel, Inc., 6.75%, 12/15/23(1)	2,525	2,506,063
Carlson Travel, Inc., 9.50%, 12/15/24(1)	1,800	1,692,000
Cloud Crane, LLC, 10.125%, 8/1/24(1)	4,253	4,816,522

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Services (continued)
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(1)	3,880	$4,365,000
Exela Intermediate, LLC/Exela Finance, Inc., 10.00%, 7/15/23(1)	2,935	2,824,938
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,274,711
Gartner, Inc., 5.125%, 4/1/25(1)	2,910	3,084,600
H&E Equipment Services, Inc., 5.625%, 9/1/25(1)	900	952,875
Hertz Corp. (The), 5.50%, 10/15/24(1)	1,335	1,208,175
Hertz Corp. (The), 6.25%, 10/15/22	985	949,294
IHS Markit, Ltd., 5.00%, 11/1/22(1)	2,255	2,435,400
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	3,310	3,434,125
Laureate Education, Inc., 8.25%, 5/1/25(1)	5,780	6,235,175
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	4,985	5,536,839
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	6,665	7,114,887
Sabre GLBL, Inc., 5.25%, 11/15/23(1)	2,535	2,668,088
Sabre GLBL, Inc., 5.375%, 4/15/23(1)	905	952,648
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	1,582	1,613,640
ServiceMaster Co., LLC (The), 7.45%, 8/15/27	5,185	5,664,612
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	7,425	6,868,125
TMS International Corp., 7.25%, 8/15/25(1)	3,095	3,234,275
United Rentals North America, Inc., 4.625%, 7/15/23	2,000	2,098,750
Vizient, Inc., 10.375%, 3/1/24(1)	5,685	6,495,112
West Corp., 8.50%, 10/15/25(1)	3,690	3,627,731

		$89,395,623

Steel — 0.5%
Allegheny Technologies, Inc., 5.95%, 1/15/21	970	$1,002,738
Allegheny Technologies, Inc., 7.875%, 8/15/23	3,655	4,011,362
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(1)	2,440	2,623,000
Steel Dynamics, Inc., 5.50%, 10/1/24	505	542,107
United States Steel Corp., 8.375%, 7/1/21(1)	1,085	1,186,719
Zekelman Industries, Inc., 9.875%, 6/15/23(1)	295	334,088

		$9,700,014

Super Retail — 2.2%
Dollar Tree, Inc., 5.25%, 3/1/20	1,880	$1,924,650
Dollar Tree, Inc., 5.75%, 3/1/23	4,350	4,594,687
Hot Topic, Inc., 9.25%, 6/15/21(1)	3,425	2,855,594
L Brands, Inc., 6.875%, 11/1/35	5,010	4,997,475
L Brands, Inc., 8.50%, 6/15/19	3,620	3,972,950
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,340	1,366,800
Murphy Oil USA, Inc., 5.625%, 5/1/27	1,190	1,265,863
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,209,731

Security	Principal Amount* (000’s omitted)	Value

Super Retail (continued)
Party City Holdings, Inc., 6.125%, 8/15/23(1)	3,085	$3,216,112
PVH Corp., 7.75%, 11/15/23	3,385	4,095,850
Sally Holdings, LLC/Sally Capital, Inc., 5.625%, 12/1/25	1,065	1,062,338
Sonic Automotive, Inc., 6.125%, 3/15/27	4,675	4,850,312

		$38,412,362

Technology — 7.7%
Avaya, Inc., 9.00%, 4/1/19(1)(5)	1,380	$1,162,650
Camelot Finance S.A., 7.875%, 10/15/24(1)	2,465	2,656,038
CommScope, Inc., 5.50%, 6/15/24(1)	2,500	2,612,500
CommScope Technologies, LLC, 5.00%, 3/15/27(1)	4,045	3,948,931
CommScope Technologies, LLC, 6.00%, 6/15/25(1)	3,615	3,831,900
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(1)	2,490	2,731,098
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	1,940	2,036,518
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(1)	6,685	7,474,872
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)	4,485	4,952,151
EIG Investors Corp., 10.875%, 2/1/24	4,750	5,272,500
First Data Corp., 5.00%, 1/15/24(1)	3,060	3,190,050
First Data Corp., 7.00%, 12/1/23(1)	9,365	10,044,150
Infor (US), Inc., 5.75%, 8/15/20(1)	2,625	2,705,062
Infor (US), Inc., 6.50%, 5/15/22	4,485	4,708,353
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(1)(4)	3,120	3,221,400
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	3,245	3,431,587
Match Group, Inc., 6.375%, 6/1/24	1,990	2,169,100
Micron Technology, Inc., 7.50%, 9/15/23	2,168	2,406,480
Microsemi Corp., 9.125%, 4/15/23(1)	3,460	3,944,400
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	3,240	3,393,900
NXP B.V./NXP Funding, LLC, 4.625%, 6/1/23(1)	2,530	2,732,400
Riverbed Technology, Inc., 8.875%, 3/1/23(1)	9,065	8,147,169
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)	8,995	9,916,987
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(1)	4,430	5,072,350
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	3,230	3,427,837
Symantec Corp., 5.00%, 4/15/25(1)	2,125	2,225,938
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(1)	4,035	4,297,275
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(1)	5,145	5,505,150
Western Digital Corp., 7.375%, 4/1/23(1)	7,970	8,747,075
Western Digital Corp., 10.50%, 4/1/24	8,255	9,707,880
Zebra Technologies Corp., 7.25%, 10/15/22	855	904,697

		$136,578,398

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Telecommunications — 7.1%
CenturyLink, Inc., 6.75%, 12/1/23	2,030	$2,119,320
CenturyLink, Inc., 7.50%, 4/1/24	5,410	5,761,650
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	1,090	1,090,000
Digicel, Ltd., 6.00%, 4/15/21(1)	3,915	3,867,120
Equinix, Inc., 5.875%, 1/15/26	3,890	4,225,512
Frontier California, Inc., 6.75%, 5/15/27	895	773,493
Frontier Communications Corp., 6.25%, 9/15/21	2,985	2,470,088
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,459,458
Frontier Communications Corp., 7.625%, 4/15/24	285	219,450
Frontier Communications Corp., 10.50%, 9/15/22	2,530	2,225,641
Hughes Satellite Systems Corp., 5.25%, 8/1/26	2,793	2,866,540
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,087	3,287,269
Hughes Satellite Systems Corp., 6.625%, 8/1/26	3,175	3,357,562
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	4,255	3,643,344
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	3,325	3,215,940
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(1)	3,485	3,720,237
Intelsat Jackson Holdings S.A., 9.75%, 7/15/25(1)	2,960	2,989,600
Level 3 Financing, Inc., 5.25%, 3/15/26	2,180	2,258,371
Level 3 Financing, Inc., 5.375%, 1/15/24	1,415	1,473,369
SBA Communications Corp., 4.00%, 10/1/22(1)	2,295	2,340,900
SBA Communications Corp., 4.875%, 9/1/24	2,885	2,971,550
Sprint Capital Corp., 6.875%, 11/15/28	6,550	7,004,406
Sprint Communications, Inc., 6.00%, 11/15/22	255	268,388
Sprint Communications, Inc., 7.00%, 8/15/20	3,780	4,091,850
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,852	1,965,435
Sprint Corp., 7.125%, 6/15/24	2,270	2,459,409
Sprint Corp., 7.25%, 9/15/21	4,985	5,446,112
Sprint Corp., 7.625%, 2/15/25	3,285	3,629,925
Sprint Corp., 7.875%, 9/15/23	16,705	18,709,600
T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,326,063
T-Mobile USA, Inc., 6.50%, 1/15/26	6,587	7,304,127
T-Mobile USA, Inc., 6.625%, 4/1/23	4,615	4,857,287
Wind Acquisition Finance S.A., 4.75%, 7/15/20(1)	4,170	4,230,048
Zayo Group, LLC/Zayo Capital, Inc., 5.75%, 1/15/27(1)	1,805	1,906,531
Zayo Group, LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1,980	2,091,375
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25	2,655	2,867,692

		$124,494,662

Transportation Ex Air / Rail — 0.4%
CEVA Group PLC, 7.00%, 3/1/21(1)	1,245	$1,198,312
XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,595	1,684,719
XPO Logistics, Inc., 6.50%, 6/15/22(1)	4,270	4,500,281

		$7,383,312

Security	Principal Amount* (000’s omitted)	Value

Utilities — 2.1%
AES Corp. (The), 5.125%, 9/1/27	365	$375,585
AES Corp. (The), 5.50%, 3/15/24	1,330	1,396,500
AES Corp. (The), 5.50%, 4/15/25	285	302,813
AES Corp. (The), 6.00%, 5/15/26	5,280	5,715,600
Calpine Corp., 5.75%, 1/15/25	2,195	2,094,853
Dynegy, Inc., 7.375%, 11/1/22	3,085	3,312,519
Dynegy, Inc., 7.625%, 11/1/24	2,185	2,398,037
Dynegy, Inc., 8.00%, 1/15/25(1)	1,785	1,961,269
Dynegy, Inc., 8.034%, 2/2/24	515	548,475
Dynegy, Inc., 8.125%, 1/30/26(1)	2,320	2,578,100
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	1,485	1,503,562
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	2,230	2,249,512
NRG Energy, Inc., 7.25%, 5/15/26	5,095	5,547,181
NRG Yield Operating, LLC, 5.00%, 9/15/26	2,960	3,063,600
TerraForm Power Operating, LLC, 6.375%, 2/1/23(1)	345	363,113
TerraForm Power Operating, LLC, 6.625%, 6/15/25(1)	3,995	4,354,550

		$37,765,269

Total Corporate Bonds & Notes (identified cost $1,457,984,775)		$1,522,754,704

Senior Floating-Rate Loans— 5.2%(7)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.1%
American Tire Distributors Holdings, Inc., Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing 9/1/21	$1,950	$1,960,766

		$1,960,766

Capital Goods — 0.2%
Cortes NP Acquisition Corporation, Term Loan, 5.69%, (USD LIBOR + 4.00%), Maturing 11/30/23(8)	$2,709	$2,722,150

		$2,722,150

Energy — 0.4%
Chesapeake Energy Corporation, Term Loan, 8.81%, (3 mo. USD LIBOR + 7.50%), Maturing 8/23/21	$7,065	$7,607,239

		$7,607,239

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Gaming — 0.3%
GLP Financing, LLC, Term Loan, 2.74%, (1 mo. USD LIBOR + 1.50%), Maturing 4/28/21	$4,150	$4,115,418
Lago Resort & Casino, LLC, Term Loan, 10.83%, (3 mo. USD LIBOR + 9.50%), Maturing 3/7/22	1,045	1,045,000

		$5,160,418

Health Care — 0.9%
Avantor, Inc., Term Loan, Maturing 9/7/24(9)	$1,755	$1,761,307
Envision Healthcare Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.00%), Maturing 12/1/23	2,985	3,002,374
MPH Acquisition Holdings, LLC, Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing 6/7/23	4,364	4,402,998
Press Ganey Holdings, Inc., Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing 10/23/23	4,000	4,029,982
Press Ganey Holdings, Inc., Term Loan - Second Lien, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	2,626	2,658,776
Vizient, Inc., Term Loan, 4.74%, (1 mo. USD LIBOR + 3.50%), Maturing 2/13/23	873	880,243

		$16,735,680

Publishing / Printing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$1,995	$1,987,029

		$1,987,029

Services — 0.5%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.88%, (3 mo. USD LIBOR + 6.50%), Maturing 7/25/22	$6,060	$5,226,750
Applied Systems, Inc., Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing 9/19/24	2,780	2,817,838
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing 12/17/21	1,341	1,349,368

		$9,393,956

Steel — 0.2%
Big River Steel, LLC, Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$2,710	$2,770,975

		$2,770,975

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Super Retail — 0.2%
National Vision, Inc., Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing 3/12/21	$2,729	$2,741,618

		$2,741,618

Technology — 1.1%
EIG Investors Corp., Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing 2/9/23	$9,339	$9,446,682
Riverbed Technology, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	832	806,183
Solera, LLC, Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing 3/3/23	3,503	3,532,017
Veritas Bermuda Ltd., Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing 1/27/23	5,593	5,629,155

		$19,414,037

Telecommunications — 1.1%
Asurion, LLC, Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing 8/4/25	$8,900	$9,196,201
CenturyLink, Inc., Term Loan, 2.75%, Maturing 1/31/25(10)	7,000	6,916,147
Intelsat Jackson Holdings S.A., Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing 6/30/19	3,250	3,246,275

		$19,358,623

Transportation Ex Air / Rail — 0.1%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21(10)	$500	$486,000
CEVA Intercompany B.V., Term Loan, 6.88%, (3 mo. USD LIBOR + 5.50%), Maturing 3/19/21	560	544,449
CEVA Logistics Canada, ULC, Term Loan, 6.88%, (3 mo. USD LIBOR + 5.50%), Maturing 3/19/21	97	93,870
CEVA Logistics US Holdings, Inc., Term Loan, 6.88%, (3 mo. USD LIBOR + 5.50%), Maturing 3/19/21	773	750,964

		$1,875,283

Total Senior Floating-Rate Loans (identified cost $91,223,436)		$91,727,774

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Convertible Bonds — 1.4%

Security	Principal Amount (000’s omitted)	Value

Gaming — 0.2%
Caesars Entertainment Corp., 5.00%, 10/1/24	$1,413	$2,779,420

		$2,779,420

Health Care — 0.1%
NuVasive, Inc., 2.25%, 3/15/21	$1,500	$1,743,750

		$1,743,750

Utilities — 1.1%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$7,880	$7,899,700
NRG Yield, Inc., 3.50%, 2/1/19(1)	4,450	4,550,125
Pattern Energy Group, Inc., 4.00%, 7/15/20	6,755	6,982,981

		$19,432,806

Total Convertible Bonds (identified cost $22,957,737)		$23,955,976

Asset-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class B, 5.75%, 5/17/32(1)(11)	$7,810	$7,991,212

Total Asset-Backed Securities (identified cost $7,751,713)		$7,991,212

Common Stocks — 1.9%

Security	Shares	Value

Consumer Products — 0.0%(12)
HF Holdings, Inc.(13)(14)(15)	13,600	$292,808

		$292,808

Energy — 0.6%
Ascent CNR Corp., Class A(13)(14)(15)	6,273,462	$1,405,255
Bonanza Creek Energy, Inc.(14)	50,933	1,723,063
Holly Energy Partners, L.P.	90,000	3,077,100
Nine Point Energy Holdings, Inc.(13)(14)(15)	27,073	398,136
Seven Generations Energy, Ltd., Class A(14)	265,561	4,009,866

		$10,613,420

Security	Shares	Value

Entertainment / Film — 0.1%
AMC Entertainment Holdings, Inc.	50,000	$695,000
Regal Entertainment Group, Class A	60,000	981,000

		$1,676,000

Gaming — 0.5%
Caesars Entertainment Corp.(14)	427,989	$5,542,458
Melco Resorts & Entertainment, Ltd. ADR	125,000	3,160,000
New Cotai Participation Corp., Class B(13)(14)(15)	7	37,275

		$8,739,733

Health Care — 0.2%
Envision Healthcare Corp.(14)	70,100	$2,986,260
NuVasive, Inc.(14)	12,694	720,131

		$3,706,391

Metals / Mining — 0.1%
SunCoke Energy Partners , L.P.	133,956	$2,411,208

		$2,411,208

Services — 0.3%
Laureate Education, Inc.(14)	358,692	$4,795,712

		$4,795,712

Telecommunications — 0.1%
Zayo Group Holdings, Inc.(14)	50,000	$1,803,000

		$1,803,000

Utilities — 0.0%(12)
NextEra Energy Partners L.P.	12,100	$476,014

		$476,014

Total Common Stocks (identified cost $36,513,751)		$34,514,286

Convertible Preferred Stocks — 0.0%(12)

Security	Shares	Value

Energy — 0.0%(12)
Nine Point Energy Holdings, Inc., Series A, 12.00%(4)(13)(14)(15)	591	$591,000

Total Convertible Preferred Stocks (identified cost $591,000)		$591,000

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Miscellaneous — 0.9%

Security	Principal Amount/ Shares	Value

Cable / Satellite TV — 0.0%
ACC Claims Holdings, LLC(13)(14)	8,415,190	$0

		$0

Gaming — 0.9%
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(1)(14)	$1,190,644	$1,786
PGP Investors, LLC, Membership Interests(13)(14)(15)	25,714	15,145,711

		$15,147,497

Total Miscellaneous (identified cost $8,868,750)		$15,147,497

Short-Term Investments — 2.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(16)	38,670,148	$38,674,015

Total Short-Term Investments (identified cost $38,674,015)		$38,674,015

Total Investments — 98.3% (identified cost $1,664,565,177)		$1,735,356,464

Other Assets, Less Liabilities — 1.7%		$29,542,075

Net Assets — 100.0%		$1,764,898,539

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $947,436,793 or 53.7% of the Portfolio’s net assets.

(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(5)	Issuer is in default with respect to interest and/or principal payments.

(6)	When-issued security.

(7)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(8)	The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(9)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(10)	Fixed-rate loan.

(11)	Multi-step coupon security. Interest rate represents the rate in effect at October 31, 2017.

(12)	Amount is less than 0.05%.

(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(14)	Non-income producing security.

(15)	Restricted security (see Note 5).

(16)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,950,477	CAD	5,072,215	State Street Bank and Trust Company	1/31/18	$15,060	$—
USD	16,543,000	EUR	14,184,476	State Street Bank and Trust Company	1/31/18	—	(68,050)

						$15,060	$(68,050)

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $1,625,891,162)	$1,696,682,449
Affiliated investment, at value (identified cost, $38,674,015)	38,674,015
Cash	6,791,591
Deposits for derivatives collateral — forward foreign currency exchange contracts	310,000
Foreign currency, at value (identified cost, $485,635)	485,593
Interest receivable	26,230,270
Dividends receivable from affiliated investment	38,696
Receivable for investments sold	2,819,137
Receivable for open forward foreign currency exchange contracts	15,060
Total assets	$1,772,046,811

Liabilities
Cash collateral due to broker	$310,000
Payable for investments purchased	3,602,823
Payable for when-issued securities	2,220,000
Payable for open forward foreign currency exchange contracts	68,050
Payable to affiliates:
Investment adviser fee	645,688
Trustees’ fees	8,323
Accrued expenses	293,388
Total liabilities	$7,148,272
Commitments (see Note 10)
Net Assets applicable to investors’ interest in Portfolio	$1,764,898,539

Sources of Net Assets
Investors’ capital	$1,694,159,633
Net unrealized appreciation	70,738,906
Total	$1,764,898,539

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income (net of foreign taxes, $18,219)	$109,226,472
Dividends	765,762
Dividends from affiliated investment	607,437
Total investment income	$110,599,671

Expenses
Investment adviser fee	$7,871,587
Trustees’ fees and expenses	103,343
Custodian fee	450,273
Legal and accounting services	145,293
Miscellaneous	63,573
Total expenses	$8,634,069

Net investment income	$101,965,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$15,306,338
Investment transactions — affiliated investment	5,813
Swap contracts	61,425
Foreign currency transactions	5,633
Forward foreign currency exchange contracts	(1,779,464)
Net realized gain	$13,599,745
Change in unrealized appreciation (depreciation) —
Investments	$25,259,319
Investments — affiliated investment	(11,029)
Swap contracts	(59,096)
Foreign currency	872
Forward foreign currency exchange contracts	(29,497)
Net change in unrealized appreciation (depreciation)	$25,160,569

Net realized and unrealized gain	$38,760,314

Net increase in net assets from operations	$140,725,916

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$101,965,602	$90,985,151
Net realized gain (loss)	13,599,745	(4,773,414)
Net change in unrealized appreciation (depreciation)	25,160,569	55,436,742
Net increase in net assets from operations	$140,725,916	$141,648,479
Capital transactions —
Contributions	$290,418,740	$800,483,383
Withdrawals	(542,882,303)	(353,632,789)
Net increase (decrease) in net assets from capital transactions	$(252,463,563)	$446,850,594

Net increase (decrease) in net assets	$(111,737,647)	$588,499,073

Net Assets
At beginning of year	$1,876,636,186	$1,288,137,113
At end of year	$1,764,898,539	$1,876,636,186

34	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.52%	0.52%	0.54%
Net investment income	5.61%	5.61%	5.58%	5.72%	6.34%
Portfolio Turnover	42%	39%	38%	44%	62%

Total Return	8.13%	7.74%	0.82%	6.88%	10.46%

Net assets, end of year (000’s omitted)	$1,764,899	$1,876,636	$1,288,137	$1,039,764	$1,008,382

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

35	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 75.4%, 16.6%, 7.3% and 0.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

36

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

37

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

I  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $7,871,587 or 0.43% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $729,623,341 and $863,957,257, respectively, for the year ended October 31, 2017.

38

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,661,860,451

Gross unrealized appreciation	$92,301,839
Gross unrealized depreciation	(18,805,826)

Net unrealized appreciation	$73,496,013

5  Restricted Securities

At October 31, 2017, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,405,255
HF Holdings, Inc.	10/27/09	13,600	730,450	292,808
New Cotai Participation Corp., Class B	4/12/13	7	216,125	37,275
Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	27,073	1,460,655	398,136

Total Common Stocks			$2,407,230	$2,133,474

Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	591	$591,000	$591,000

Total Convertible Preferred Stocks			$591,000	$591,000

Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15	25,714	$8,868,750	$15,145,711

Total Miscellaneous			$8,868,750	$15,145,711

Total Restricted Securities			$11,866,980	$17,870,185

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: During the year ended October 31, 2017, the Portfolio entered into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

39

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $68,050. At October 31, 2017, there were no assets pledged by the Portfolio for such liability.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$15,060	(1)	$(68,050	)(2)

Total Derivatives subject to master netting or similar agreements	$15,060		$(68,050)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$15,060	$(15,060)	$—	$—	$—

40

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(68,050)	$15,060	$—	$—	$(52,990)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$61,425	$(59,096)
Foreign Exchange	Forward foreign currency exchange contracts	(1,779,464)	(29,497)

Total		$(1,718,039)	$(88,593)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$19,036,000	$800,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

41

High Income Opportunities Portfolio

October 31, 2017

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$1,522,754,704	$—	$1,522,754,704
Senior Floating-Rate Loans	—	91,727,774	—	91,727,774
Convertible Bonds	—	23,955,976	—	23,955,976
Asset-Backed Securities	—	7,991,212	—	7,991,212
Common Stocks	32,380,812	—	2,133,474	34,514,286
Convertible Preferred Stocks	—	—	591,000	591,000
Miscellaneous	—	1,786	15,145,711	15,147,497
Short-Term Investments	—	38,674,015	—	38,674,015

Total Investments	$32,380,812	$1,685,105,467	$17,870,185	$1,735,356,464

Forward Foreign Currency Exchange Contracts	$—	$15,060	$—	$15,060

Total	$32,380,812	$1,685,120,527	$17,870,185	$1,735,371,524

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(68,050)	$—	$(68,050)

Total	$—	$(68,050)	$—	$(68,050)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10 Commitments

As of October 31, 2017, the Portfolio had a bridge loan commitment to provide temporary financing to a borrower for $14,440,000. At October 31, 2017, the Portfolio maintained sufficient liquid assets to cover its bridge loan commitment.

42

High Income Opportunities Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

43

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

44

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

45

Eaton Vance

High Income Opportunities Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.17

Eaton Vance

Multi-Strategy

All Market Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	36

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Multi-Strategy All Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 10.12%. By comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index),2 returned 0.90%. The Fund’s blended benchmark, which is a blend of 50% the Index and 50% MSCI All Country World Index, returned 11.56%.

The Fund’s broad allocations to equity, income and absolute return strategies all made positive contributions to performance versus the Index during the period. The equity strategies generated the most excess return, driven by a sizeable position in Eaton Vance Hexavest Global Equity Fund, which registered a strong gain. Investments in Parametric International Equity Fund and Parametric Emerging Markets Fund also favorably impacted relative results.

With respect to the income strategies, an allocation to floating-rate loans was the main source of relative strength during the period. Floating-rate loans posted solid returns as investors continued to search for yield, and as rising U.S. interest rates spurred demand for securities that are less sensitive to movements in interest rates. The Fund’s investments in securitized instruments boosted relative results as well, led by residential and commerical mortgage-backed securities.

Among the absolute return strategies, Global Macro Absolute Return Advantage Portfolio was a notable contributor to Fund performance versus the Index. Within Global Macro Absolute Return Advantage Portfolio, the positive impact of long7 and short8 positions in currencies and sovereign credit offset the negative impact of allocations to currencies around the world. Non-directional strategies that focus on risk premia — or inefficiencies within markets — also produced excess return on an overall basis. Lastly, the Fund maintained a slightly lower duration9 than that of the Index, which was helpful given the rise in U.S. interest rates that occurred during the period. The Fund’s positioning along the yield curve also added value.

Areas of relative weakness in the Fund included allocations to investments in gold and Treasury Inflation-Protected Securities. These assets were negatively affected by the increase in U.S. real interest rates that occurred after the November 2016 presidential election.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	10.12%	4.06%	4.28%
Class A with 4.75% Maximum Sales Charge	—	—	4.89	3.04	3.44
Class C at NAV	10/31/2011	10/31/2011	9.33	3.31	3.50
Class C with 1% Maximum Sales Charge	—	—	8.33	3.31	3.50
Class I at NAV	10/31/2011	10/31/2011	10.41	4.32	4.54
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.90%	2.03%	2.56%
MSCI All Country World Index	—	—	23.20	10.79	10.41
Blended Index	—	—	11.56	6.47	6.58

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.65%	2.40%	1.40%
Net			1.45	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$12,292	N.A.
Class I	$250,000	10/31/2011	$326,315	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	13.9%

Total Return Swaps (Risk Premia)	9.3

Global Macro Absolute Return Advantage Portfolio	4.6

Income Strategies	38.0%

Eaton Vance Floating Rate Portfolio	17.9

Japanese Breakeven Inflation	5.2

CMBS	4.8

U.S. Treasury Inflation-Protected Notes	4.8

Collateralized Mortgage Obligations	2.7

ABS	2.6

Equity Strategies	47.9%

Eaton Vance Hexavest Global Equity Fund, Class I	21.0

Parametric International Equity Fund, Class R6	6.0

Parametric Emerging Markets Fund, Class R6	5.2

iShares Core S&P 500 ETF	4.2

Eaton Vance International Small-Cap Fund, Class I	2.8

WisdomTree Japan Hedged Equity Fund	2.2

iShares MSCI Japan ETF	2.2

iShares MSCI United Kingdom ETF	1.6

iShares MSCI Eurozone ETF	1.1

iShares Core S&P Mid-Cap ETF	1.0

Vanguard Value ETF	0.6

Other	27.5%

U.S. Treasury Futures	24.2

Gold ETFs	3.3

Options Purchased	0.0 *

Cash & Cash Equivalents	6.8%

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI All Country World Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund.

[6]

Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities. Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the yield on an inflation-linked investment of similar credit quality and term to maturity.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,046.90	$5.52	**	1.07%
Class C	$1,000.00	$1,043.00	$9.37	**	1.82%
Class I	$1,000.00	$1,048.30	$4.23	**	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.45	**	1.07%
Class C	$1,000.00	$1,016.00	$9.25	**	1.82%
Class I	$1,000.00	$1,021.10	$4.18	**	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios — 22.5%

Description		Value
Eaton Vance Floating Rate Portfolio (identified cost, $7,537,183)		$7,111,181
Global Macro Absolute Return Advantage Portfolio (identified cost, $2,211,390)		1,842,811

Total Investments in Affiliated Portfolios (identified cost $9,748,573)		$8,953,992

Investments in Affiliated Investment Funds — 35.0%

Security	Shares	Value

Equity Funds
Eaton Vance Hexavest Global Equity Fund, Class I	633,101	$8,350,599
Eaton Vance International Small-Cap Fund, Class I	82,858	1,091,235
Parametric Emerging Markets Fund, Class R6	132,563	2,045,445
Parametric International Equity Fund, Class R6	172,507	2,396,116

Total Investments in Affiliated Investment Funds (identified cost $11,628,968)		$13,883,395

Collateralized Mortgage Obligations — 2.7%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class B1, 6.188%, (1 mo. USD LIBOR + 4.95%), 7/25/29(1)	$50	$52,871
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(1)	400	425,056
Series 2017-DNA3, Class M2, 3.738%, (1 mo. USD LIBOR + 2.50%), 3/25/30(1)	150	151,713
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C04, Class 1M2, 5.488%, (1 mo. USD LIBOR + 4.25%), 1/25/29(1)	200	222,635
Series 2017-C03, Class 1M2, 4.238%, (1 mo. USD LIBOR + 3.00%), 10/25/29(1)	200	207,157

Total Collateralized Mortgage Obligations (identified cost $1,027,820)		$1,059,432

Commercial Mortgage-Backed Securities — 4.8%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2015-1, Class A2, 3.13%, 4/15/34(2)	$72	$71,893

Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class D, 4.516%, 7/10/47(2)(3)	$200	$176,405
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.665%, 4/15/47(2)(3)	150	134,866
Series 2014-C21, Class D, 4.66%, 8/15/47(2)(3)	200	172,207
Series 2014-C22, Class D, 4.559%, 9/15/47(2)(3)	150	129,064
Series 2014-C23, Class D, 3.958%, 9/15/47(2)(3)	100	86,523
Series 2014-C25, Class C, 4.446%, 11/15/47(3)	200	201,259
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.408%, 8/15/46(2)(3)	150	151,791
Series 2014-DSTY, Class B, 3.771%, 6/10/27(2)	150	150,073
Motel 6 Trust
Series 2017-MTL6, Class E, 4.489%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(2)	100	99,638
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.546%, 5/10/45(2)(3)	150	151,583
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.049%, 1/10/45(2)(3)	150	162,695
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class C, 4.541%, 9/15/58(3)	100	100,525
WF-RBS Commercial Mortgage Trust
Series 2014-LC14, Class D, 4.586%, 3/15/47(2)(3)	150	127,543

Total Commercial Mortgage-Backed Securities (identified cost $1,938,500)		$1,916,065

Asset-Backed Securities — 2.6%

Security	Principal Amount (000’s omitted)	Value

Automotive — 0.6%
Avis Budget Rental Car Funding, LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(2)	$150	$151,653
Drive Auto Receivables Trust
Series 2017-1, Class A3, 1.86%, 3/16/20	86	86,008

		$237,661

Computers — 0.3%
Dell Equipment Finance Trust
Series 2015-1, Class C, 2.42%, 3/23/20(2)	$109	$109,128

		$109,128

Other — 0.3%
Coinstar Funding, LLC
Series 2017-1A, Class A2, 5.216%, 4/25/47(2)	$65	$67,296

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other (continued)
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(2)	$20	$20,283
Series 2015-1A, Class B, 3.05%, 3/22/32(2)	30	30,481

		$118,060

Restaurants — 1.0%
DB Master Finance, LLC
Series 2015-1A, Class A2II, 3.98%, 2/20/45(2)	$146	$149,762
Series 2017-1A, Class A2I, 3.629%, 11/20/47(2)	52	52,671
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(2)	74	75,784
Wendys Funding, LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(2)	137	138,534

		$416,751

Single Family Home Rental — 0.4%
Colony American Homes
Series 2014-1A, Class C, 3.087%, (1 mo. USD LIBOR + 1.85%), 5/17/31(1)(2)	$165	$165,928

		$165,928

Total Asset-Backed Securities (identified cost $1,038,394)		$1,047,528

Exchange-Traded Funds — 16.2%

Security	Shares	Value

Commodity Funds
iShares Gold Trust(4)	49,435	$603,601
SPDR Gold Trust(4)(5)	5,804	700,369

		$1,303,970

Equity Funds
iShares Core S&P 500 ETF	6,518	$1,686,924
iShares Core S&P Mid-Cap ETF	2,266	414,587
iShares MSCI Eurozone ETF	9,524	417,437
iShares MSCI Japan ETF	14,800	868,020
iShares MSCI United Kingdom ETF	17,896	627,434
Vanguard Value ETF	2,142	217,734
WisdomTree Japan Hedged Equity Fund	15,144	879,412

		$5,111,548

Total Exchange-Traded Funds (identified cost $5,997,292)		$6,415,518

U.S. Treasury Obligations — 4.8%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/20(6)		$891	$894,360
U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/24(6)		465	459,850
U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/25(6)		554	553,470

Total U.S. Treasury Obligations (identified cost $1,905,269)			$1,907,680

Foreign Government Bonds — 5.2%

Security		Principal Amount (000’s omitted)	Value

Japan — 5.2%
Japan Government CPI Linked Bond, 0.10%, 3/10/27(7)	JPY	220,959	$2,048,204

Total Japan			$2,048,204

Total Foreign Government Bonds (identified cost $2,043,346)			$2,048,204

Short-Term Investments — 2.9%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(8)		1,169,035	$1,169,152

Total Short-Term Investments (identified cost $1,169,289)			$1,169,152

Total Purchased Options — 0.0%(9) (identified cost $11,653)			$11,400

Total Investments — 96.7% (identified cost $36,509,104)			$38,412,366

Other Assets, Less Liabilities — 3.3%			$1,313,614

Net Assets — 100.0%			$39,725,980

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Portfolio of Investments — continued

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $2,575,801 or 6.5% of the Fund’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.
(4)	Non-income producing security.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(9)	Amount is less than 0.05%.

Call Options Purchased — 0.0%(9)

Exchange-Traded Options — 0.0%(9)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Russell 2000 Index	3	$450,832	$1,600	3/16/18	$4,425
S&P 500 Index	3	772,578	2,650	3/16/18	6,975

Total					$11,400

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,061,742	JPY	114,947,356	Bank of America, N.A.	11/30/17	$49,658	$—
USD	1,034,688	JPY	117,676,388	Bank of America, N.A.	11/30/17	—	(1,424)

						$49,658	$(1,424)

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Equity Futures
STOXX Europe 600 Index	27	Long	Dec-17	$621,569	$20,196

Interest Rate Futures
Japan 10-Year Bond	2	Short	Dec-17	(2,646,674)	5,607
U.S. 2-Year Treasury Note	12	Long	Dec-17	2,584,313	(10,699)
U.S. 5-Year Treasury Note	15	Long	Dec-17	1,757,813	(18,070)
U.S. 10-Year Treasury Note	11	Long	Dec-17	1,374,312	(19,439)
U.S. Long Treasury Bond	5	Long	Dec-17	762,344	(14,539)
U.S. Ultra-Long Treasury Bond	19	Long	Dec-17	3,130,844	(58,217)

					$(95,161)

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

STOXX Europe 600 Index: Represents large, mid and small capitalization companies across 17 countries of the European region.

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Portfolio of Investments — continued

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$972	Receives	Bank of America Merrill Lynch Short Synthetic Variance Index(1)(2) (pays upon termination)	Pays	1.20% (pays monthly)	6/15/18	$13,422
Societe Generale	1,800	Receives	SGI Smart Market Neutral Commodity 2 Index(1)(3) (pays upon termination)	Pays	0.65% (pays monthly)	10/3/18	(910)
Societe Generale	900	Receives	SGI US Delta Cap Mean Reversion Index(1)(4) (pays upon termination)	Pays	0.50% (pays monthly)	10/3/18	(351)

							$12,161

(1)

Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

(2)

Represents a custom index created by Bank of America, N.A. designed to capture the difference between implied and realized volatility of the S&P 500 Index by writing options on the SPDR S&P 500 ETF Trust and delta hedging the options daily. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Options	Value	Percentage

Put Options Written:
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $249	(1,305)	$(535)	(0.7)%
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $250	(1,294)	(595)	(0.7)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $251	(1,284)	(681)	(0.8)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $252	(1,274)	(777)	(0.9)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $253	(1,264)	(923)	(1.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $254	(1,254)	(1,079)	(1.3)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $255	(1,244)	(1,269)	(1.5)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $256	(1,234)	(1,531)	(1.9)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $257	(612)	(943)	(1.2)

Call Options Written:
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $257	(612)	$(9,186)	(11.1)%
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $258	(1,215)	(1,507)	(1.8)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $259	(1,206)	(941)	(1.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $260	(1,197)	(551)	(0.7)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $261	(1,188)	(309)	(0.4)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $262	(1,179)	(177)	(0.2)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $263	(1,170)	(105)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $264	(1,161)	(58)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $265	(1,152)	(58)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $266	(1,143)	(46)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $267	(1,135)	(34)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $268	(1,127)	(23)	(0.0)*

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Portfolio of Investments — continued

Description	Number of Options	Value	Percentage

Call Options Written: (continued)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $269	(1,118)	$(22)	(0.0	)%*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $270	(1,110)	(11)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $271	(1,102)	(11)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $272	(1,093)	(22)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $273	(1,085)	(22)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $274	(1,078)	(22)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $275	(1,070)	(11)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $276	(1,062)	(11)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $277	(1,054)	(11)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $278	(1,047)	(10)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $279	(1,040)	(10)	(0.0	)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $280	(3,096)	(31)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $285	(4,980)	(50)	(0.1)

Description	Number of Shares	Value	Percentage

Exchange-Traded Fund:
SPDR S&P 500 ETF Trust	405	$104,153	126.1%

Total		$82,581	100.0%

*	Amount is less than (0.05)%.

(3)

Represents a custom index created by Societe Generale. Through the underlying commodity indices, the index follows a long/short, market-neutral investment strategy which tracks a deemed long position and a deemed short position in various commodity indices. The index targets a volatility of 6% and may adjust leverage daily in an attempt to meet this target. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Contracts	Value	Percentage

Long Futures Contracts:
Brent Crude Oil January 2018	20	$1,193,743	66.3%
Cocoa March 2018	1	21,807	1.2
Coffee March 2018	1	56,495	3.1
Corn July 2018	16	306,731	17.0
Cotton No. 2 March 2018	3	90,537	5.0
Feeder Cattle March 2018	1	81,526	4.5
Hard Red Winter Wheat December 2018	3	65,862	3.7
Lean Hogs April 2018	5	155,982	8.7
Live Cattle February 2018	6	286,161	15.9
LME Copper February 2018	2	257,572	14.3
LME Lead January 2018	1	45,642	2.5
LME Nickel February 2018	1	39,026	2.2
LME Primary Aluminum February 2018	4	201,373	11.2
LME Zinc November 2017	1	79,582	4.4
Low Sulphur Gasoil February 2018	6	353,251	19.6
Natural Gas February 2018	7	222,788	12.4
NY Harbor ULSD December 2018	4	294,341	16.4

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Portfolio of Investments — continued

Description	Number of Contracts	Value	Percentage

Long Futures Contracts: (continued)
RBOB Gasoline February 2018	4	$304,996	16.9%
Soybean March 2018	4	215,914	12.0
Sugar No. 11 March 2018	7	122,199	6.8
Wheat December 2018	9	228,065	12.7
WTI Crude Oil February 2018	29	1,559,946	86.7

Short Futures Contracts:
Brent Crude Oil January 2018	(20)	$(1,205,708)	(67.0)%
Cocoa December 2017	(1)	(22,739)	(1.3)
Coffee December 2017	(1)	(57,170)	(3.2)
Corn December 2017	(17)	(293,408)	(16.3)
Cotton No. 2 December 2017	(3)	(94,292)	(5.2)
Feeder Cattle January 2018	(1)	(86,695)	(4.8)
Hard Red Winter Wheat December 2017	(3)	(55,898)	(3.1)
Lean Hogs December 2017	(5)	(147,313)	(8.2)
Live Cattle December 2017	(6)	(288,550)	(16.0)
LME Copper December 2017	(2)	(256,959)	(14.3)
LME Lead December 2017	(1)	(45,556)	(2.5)
LME Nickel December 2017	(1)	(38,907)	(2.2)
LME Primary Aluminum December 2017	(4)	(200,327)	(11.1)
LME Zinc December 2017	(1)	(79,107)	(4.4)
Low Sulphur Gasoil December 2017	(7)	(357,936)	(19.9)
Natural Gas December 2017	(7)	(215,070)	(11.9)
NY Harbor ULSD December 2017	(4)	(304,663)	(16.9)
RBOB Gasoline December 2017	(4)	(311,378)	(17.3)
Soybean January 2018	(5)	(222,291)	(12.3)
Sugar No. 11 March 2018	(8)	(127,464)	(7.1)
Wheat December 2017	(9)	(198,654)	(11.0)
WTI Crude Oil December 2017	(29)	(1,566,651)	(87.0)

(4)

Represents a custom index created by Societe Generale. The index takes hypothetical long positions in the daily variance and hypothetical short positions in the bi-weekly variance of the S&P 500 Index, while capping its maximum exposure to the underlying S&P 500 Index at an absolute value of 200%. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Units	Value	Percentage

S&P 500 Index	(364)	$(936,468)	(104.1)%

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

JPY	–	Japanese Yen
USD	–	United States Dollar

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Affiliated investments, at value (identified cost, $22,546,830)	$24,006,539
Unaffiliated investments, at value (identified cost, $13,962,274)	14,405,827
Cash	1,266,100
Deposits for derivatives collateral —
Financial futures contracts	155,613
Swap contracts	125,000
Interest receivable	12,700
Dividends receivable from affiliated investments	26,448
Receivable for Fund shares sold	35,926
Receivable for variation margin on open futures contracts	5,739
Receivable for open forward foreign currency exchange contracts	49,658
Receivable for open swap contracts	13,422
Tax reclaims receivable	41
Receivable from affiliate	13,691
Total assets	$40,116,704

Liabilities
Payable for Fund shares redeemed	$255,630
Payable for open forward foreign currency exchange contracts	1,424
Payable for open swap contracts	1,261
Payable for closed swap contracts	12,012
Payable to affiliates:
Investment adviser and administration fee	7,515
Distribution and service fees	6,763
Trustees’ fees	42
Accrued expenses	106,077
Total liabilities	$390,724
Net Assets	$39,725,980

Sources of Net Assets
Paid-in capital	$42,884,692
Accumulated net realized loss	(5,040,624)
Accumulated undistributed net investment income	12,890
Net unrealized appreciation	1,869,022
Total	$39,725,980

Class A Shares
Net Assets	$25,477,287
Shares Outstanding	2,352,128
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.83
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.37

Class C Shares
Net Assets	$1,365,862
Shares Outstanding	126,639
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.79

Class I Shares
Net Assets	$12,882,831
Shares Outstanding	1,190,594
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.82

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividend income (including $157,391 from Affiliated Investment Funds)	$286,249
Dividends from affiliated investment	26,551
Interest income (net of foreign taxes, $139)	178,967
Dividends allocated from affiliated Portfolios (net of foreign taxes, $363)	15,145
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $1,851)	522,488
Expenses, excluding interest expense, allocated from affiliated Portfolios	(78,137)
Interest expense allocated from affiliated Portfolios	(1,566)
Total investment income	$949,697

Expenses
Investment adviser and administration fee	$96,859
Distribution and service fees
Class A	72,148
Class C	15,545
Trustees’ fees and expenses	289
Custodian fee	62,644
Transfer and dividend disbursing agent fees	2,719
Legal and accounting services	75,983
Printing and postage	11,172
Registration fees	70,158
Miscellaneous	16,046
Total expenses	$423,563
Deduct —
Allocation of expenses to affiliate	$60,406
Total expense reductions	$60,406

Net expenses	$363,157

Net investment income	$586,540

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2017
Net realized gain (loss) —
Investment transactions (including a gain of $324,324 from Affiliated Investment Funds)	$10,565
Investment transactions — affiliated investment	653
Written options	30,664
Futures contracts	(315,739)
Swap contracts	188,069
Foreign currency transactions	3,196
Forward foreign currency exchange contracts	50,987
Capital gain distributions received from Affiliated Investment Funds	267,952
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $448)	14,027
Written options	16,532
Securities sold short	(332)
Futures contracts	(3,091)
Swap contracts	(23,497)
Forward commodity contracts	(2,113)
Foreign currency transactions	941
Forward foreign currency exchange contracts	7,980
Non-deliverable bond forward contracts	(41)
Net realized gain	$246,753
Change in unrealized appreciation (depreciation) —
Investments — Affiliated Investment Funds	$1,589,308
Investments — affiliated investment	(1,009)
Unaffiliated investments	1,361,767
Futures contracts	174,440
Swap contracts	17,572
Foreign currency	(504)
Forward foreign currency exchange contracts	46,745
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase in accrued foreign capital gains taxes of $755)	286,489
Written options	6,275
Securities sold short	(302)
Futures contracts	(23,844)
Swap contracts	(98,400)
Forward commodity contracts	(16,787)
Forward volatility agreements	(246)
Foreign currency	3,403
Forward foreign currency exchange contracts	(18,236)
Net change in unrealized appreciation (depreciation)	$3,326,671

Net realized and unrealized gain	$3,573,424

Net increase in net assets from operations	$4,159,964

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$586,540	$934,564
Net realized gain	246,753	1,340,992
Net change in unrealized appreciation (depreciation)	3,326,671	(103,142)
Net increase in net assets from operations	$4,159,964	$2,172,414
Distributions to shareholders —
From net investment income
Class A	$(578,717)	$(601,132)
Class C	(18,675)	(17,906)
Class I	(267,658)	(302,075)
From net realized gain
Class A	—	(271,271)
Class C	—	(11,071)
Class I	—	(151,506)
Tax return of capital
Class A	—	(353,948)
Class C	—	(9,796)
Class I	—	(138,405)
Total distributions to shareholders	$(865,050)	$(1,857,110)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,657,984	$7,516,046
Class C	245,858	229,730
Class I	3,600,018	3,561,059
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	578,356	1,226,352
Class C	18,561	38,596
Class I	78,812	282,037
Cost of shares redeemed
Class A	(12,307,138)	(16,228,049)
Class C	(545,774)	(349,137)
Class I	(3,575,556)	(12,293,776)
Net decrease in net assets from Fund share transactions	$(8,248,879)	$(16,017,142)

Net decrease in net assets	$(4,953,965)	$(15,701,838)

Net Assets
At beginning of year	$44,679,945	$60,381,783
At end of year	$39,725,980	$44,679,945

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$12,890	$(2,413)

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Financial Highlights

	Class A
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$10.030		$9.870		$10.090		$10.060		$10.180

Income (Loss) From Operations
Net investment income(1)	$0.142		$0.162		$0.210		$0.277		$0.262
Net realized and unrealized gain (loss)	0.860		0.332		(0.133)		0.024		(0.112)

Total income from operations	$1.002		$0.494		$0.077		$0.301		$0.150

Less Distributions
From net investment income	$(0.202)		$(0.163)		$(0.292)		$(0.271)		$(0.248)
From net realized gain	—		(0.072)		(0.005)		—		(0.009)
Tax return of capital	—		(0.099)		—		—		(0.013)

Total distributions	$(0.202)		$(0.334)		$(0.297)		$(0.271)		$(0.270)

Net asset value — End of year	$10.830		$10.030		$9.870		$10.090		$10.060

Total Return(2)(3)	10.12%		5.26%		0.66%		3.03%		1.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,477		$31,341		$38,285		$50,523		$61,372
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.08	%(7)	1.17	%(7)	1.23	%(7)	1.23	%(7)	1.45%
Net investment income	1.37%		1.65%		2.08%		2.75%		2.58%
Portfolio Turnover of the Fund(8)	55%		49%		71%		100%		46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.14%, 0.20%, 0.18%, 0.23% and 0.11% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.01%, 0.03% and 0.10% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.27%, 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$9.990		$9.830		$10.070		$10.050		$10.170

Income (Loss) From Operations
Net investment income(1)	$0.057		$0.087		$0.070		$0.151		$0.160
Net realized and unrealized gain (loss)	0.866		0.336		(0.075)		0.077		(0.075)

Total income (loss) from operations	$0.923		$0.423		$(0.005)		$0.228		$0.085

Less Distributions
From net investment income	$(0.123)		$(0.121)		$(0.230)		$(0.208)		$(0.186)
From net realized gain	—		(0.072)		(0.005)		—		(0.009)
Tax return of capital	—		(0.070)		—		—		(0.010)

Total distributions	$(0.123)		$(0.263)		$(0.235)		$(0.208)		$(0.205)

Net asset value — End of year	$10.790		$9.990		$9.830		$10.070		$10.050

Total Return(2)(3)	9.33%		4.42%		(0.07)%		2.29%		0.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,366		$1,526		$1,590		$506		$88
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.83	%(7)	1.92	%(7)	1.97	%(7)	1.96	%(7)	2.20%
Net investment income	0.56%		0.89%		0.69%		1.50%		1.59%
Portfolio Turnover of the Fund(8)	55%		49%		71%		100%		46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.14%, 0.20%, 0.18%, 0.23% and 0.11% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.01%, 0.03% and 0.10% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.27%, 0.18%, 0.14% and 0.17% of average daily net assets for the years ended October 31, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017		2016		,2015		2014		2013
Net asset value — Beginning of year	$10.020		$9.860		$10.080		$10.060		$10.170

Income (Loss) From Operations
Net investment income(1)	$0.153		$0.236		$0.234		$0.313		$0.260
Net realized and unrealized gain (loss)	0.875		0.284		(0.131)		0.005		(0.076)

Total income from operations	$1.028		$0.520		$0.103		$0.318		$0.184

Less Distributions
From net investment income	$(0.228)		$(0.179)		$(0.318)		$(0.298)		$(0.270)
From net realized gain	—		(0.072)		(0.005)		—		(0.009)
Tax return of capital	—		(0.109)		—		—		(0.015)

Total distributions	$(0.228)		$(0.360)		$(0.323)		$(0.298)		$(0.294)

Net asset value — End of year	$10.820		$10.020		$9.860		$10.080		$10.060

Total Return(2)(3)	10.41%		5.43%		1.03%		3.20%		1.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,883		$11,812		$20,507		$23,300		$24,065
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	0.83	%(7)	0.92	%(7)	0.98	%(7)	0.98	%(7)	1.21%
Net investment income	1.47%		2.41%		2.31%		3.10%		2.57%
Portfolio Turnover of the Fund(8)	55%		49%		71%		100%		46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.14%, 0.20%, 0.18%, 0.23% and 0.11% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.01%, 0.03% and 0.10% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.27%, 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing a substantial portion of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts, in shares of Eaton Vance Hexavest Global Equity Fund, Eaton Vance International Small-Cap Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds) and by investing directly in other securities. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2017 were as follows: Eaton Vance Floating Rate Portfolio (0.1%) and Global Macro Absolute Return Advantage Portfolio (0.1%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $2,380,826 or 6.0% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from

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Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

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Multi-Strategy All Market Fund

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Notes to Consolidated Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in

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Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

M Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions quarterly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$865,050	$1,072,924
Long-term capital gains	$—	$282,037
Tax return of capital	$—	$502,149

During the year ended October 31, 2017, accumulated net realized loss was increased by $83,572, accumulated distributions in excess of net investment income was decreased by $293,813 and paid-in capital was decreased by $210,241 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from regulated investment companies, swap contracts, premium amortization, accretion of market discount, the Fund’s investment in the Subsidiary, the Fund’s investments in the Portfolios and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$61,609
Deferred capital losses	$(1,004,408)
Net unrealized depreciation	$(2,215,913)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, options contracts, futures contracts, swap contracts,

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Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

premium amortization, accretion of market discount, the Fund’s investment in the Subsidiary, the Fund’s investments in the Portfolios, investments in partnerships and the deferral of passive losses from partnership investments in the Portfolios.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $1,004,408 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $1,004,408 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investments in the Subsidiary and the affiliated Portfolios, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$42,000,679

Gross unrealized appreciation	$3,525,891
Gross unrealized depreciation	(6,028,582)

Net unrealized depreciation	$(2,502,691)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ investment adviser fees. For the year ended October 31, 2017, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $68,922 and the adviser and administration fees paid by the Fund on Investable Assets amounted to $96,859. For the year ended October 31, 2017, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.39% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only, excluding such expenses as interest, taxes or litigation expenses, and including management fees and other expenses associated with the Fund’s investments in Affiliated Investment Funds) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM was allocated $60,406 of the Fund’s operating expenses for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $1,272 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $533 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$16,525,519	$19,511,847
U.S. Government and Agency Securities	2,266,564	1,187,422

	$18,792,083	$20,699,269

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Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $72,148 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $11,659 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $3,886 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

7  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$1,253,211	$1,300,522
Global Macro Absolute Return Advantage Portfolio	882,292	3,820,129

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	356,495	772,051
Issued to shareholders electing to receive payments of distributions in Fund shares	56,724	126,328
Redemptions	(1,186,359)	(1,653,823)

Net decrease	(773,140)	(755,444)

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Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	23,961	23,262
Issued to shareholders electing to receive payments of distributions in Fund shares	1,843	3,999
Redemptions	(52,036)	(36,225)

Net decrease	(26,232)	(8,964)

	Year Ended October 31,
Class I	2017	2016

Sales	352,272	364,618
Issued to shareholders electing to receive payments of distributions in Fund shares	7,618	29,214
Redemptions	(348,250)	(1,295,224)

Net increase (decrease)	11,640	(901,392)

At October 31, 2017, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 25.1% of the value of the outstanding shares of the Fund.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodities-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: The Fund enters into options on equity indices and total return swaps on a security, basket of securities or an index to hedge against fluctuations in securities prices and to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: The Fund enters into interest rate futures contracts to manage the effective duration of the Fund and to hedge against fluctuations in interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $2,685. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $125,000 at October 31, 2017.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or

26

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$11,400	$—	$—	$11,400
Net unrealized appreciation*	—	20,196	—	5,607	25,803
Receivable for open forward foreign currency exchange contracts	—	—	49,658	—	49,658
Receivable for open swap contracts	—	13,422	—	—	13,422

Total Asset Derivatives	$—	$45,018	$49,658	$5,607	$100,283

Derivatives not subject to master netting or similar agreements	$—	$31,596	$—	$5,607	$37,203

Total Asset Derivatives subject to master netting or similar agreements	$—	$13,422	$49,658	$—	$63,080

	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$—	$(120,964)	$(120,964)
Payable for open forward foreign currency exchange contracts	—	—	(1,424)	—	(1,424)
Payable for open swap contracts	(910)	(351)	—	—	(1,261)

Total Liability Derivatives	$(910)	$(351)	$(1,424)	$(120,964)	$(123,649)

Derivatives not subject to master netting or similar agreements	$—	$—	$—	$(120,964)	$(120,964)

Total Liability Derivatives subject to master netting or similar agreements	$(910)	$(351)	$(1,424)	$—	$(2,685)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin on open futures contracts.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for such assets and pledged by the Fund (and Subsidiary) for such liabilities as of October 31, 2017.

27

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$63,080	$(1,424)	$—	$—	$61,656

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(1,424)	$1,424	$—	$—	$—
Societe Generale	(1,261)	—	—	910	(351)
	$(2,685)	$1,424	$—	$910	$(351)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(11,919)	$(31,771)	$(22,260)	$—
Written options	11,525	19,139	—	—
Futures contracts	—	—	—	(315,739)
Swap contracts	63,567	124,502	—	—
Forward foreign currency exchange contracts	—	—	50,987	—

Total	$63,173	$111,870	$28,727	$(315,739)

Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$—	$(253)	$—	$—
Futures contracts	—	20,196	—	154,244
Swap contracts	(61)	17,633	—	—
Forward foreign currency exchange contracts	—	—	46,745	—

Total	$(61)	$37,576	$46,745	$154,244

28

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$11,108,000	$1,450,000	$1,209,000	$3,688,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts, average number of purchased options contracts and average number of written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $903,000, 71 contracts and 56 contracts, respectively.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

11  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2017 were as follows:

Fund	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Eaton Vance Hexavest Global Equity Fund, Class I	706,067	27,166	(100,132)	633,101	$8,350,599	$58,039	$267,952	$112,494	$850,820
Eaton Vance International Small-Cap Fund, Class I	—	82,858	—	82,858	1,091,235	—	—	—	48,886
Eaton Vance Real Estate Fund, Class I	—	80,720	(80,720)	—	—	19,204	—	2,111	—
Parametric Emerging Markets Fund, Class R6	72,417	81,421	(21,275)	132,563	2,045,445	35,998	—	68,717	294,731
Parametric International Equity Fund, Class R6	134,027	100,478	(61,998)	172,507	2,396,116	44,150	—	141,002	394,871

					$13,883,395	$157,391	$267,952	$324,324	$1,589,308

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

29

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments in securities, investments in the Portfolios and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$8,953,992	$—	$—	$8,953,992
Investments in Affiliated Investment Funds	13,883,395	—	—	13,883,395
Collateralized Mortgage Obligations	—	1,059,432	—	1,059,432
Commercial Mortgage-Backed Securities	—	1,916,065	—	1,916,065
Asset-Backed Securities	—	1,047,528	—	1,047,528
Exchange-Traded Funds	6,415,518	—	—	6,415,518
U.S. Treasury Obligations	—	1,907,680	—	1,907,680
Foreign Government Bonds	—	2,048,204	—	2,048,204
Short-Term Investments	—	1,169,152	—	1,169,152
Call Options Purchased	11,400	—	—	11,400

Total Investments	$29,264,305	$9,148,061	$—	$38,412,366

Forward Foreign Currency Exchange Contracts	$—	$49,658	$—	$49,658
Futures Contracts	5,607	20,196	—	25,803
Swap Contracts	—	13,422	—	13,422

Total	$29,269,912	$9,231,337	$—	$38,501,249

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,424)	$—	$(1,424)
Futures Contracts	(120,964)	—	—	(120,964)
Swap Contracts	—	(1,261)	—	(1,261)

Total	$(120,964)	$(2,685)	$—	$(123,649)

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

31

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm)
(1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds
(14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

34

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO
(2012-2017) and Managing Director at BlackRock/Barclays Global Investors
(2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.17

Eaton Vance

Multi-Strategy Absolute

Return Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 42

Federal Tax Information	22

Management and Organization	43

Important Notices	46

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.56%. By comparison, the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index),2 returned 0.72% during the period.

The Fund’s broad exposure to both income and absolute return strategies generated positive results for the fiscal year. The top contributor to performance was an allocation to floating- rate loans. Floating-rate loans posted solid gains as investors continued to search for yield, and as rising U.S. interest rates spurred demand for securities that are less sensitive to movements in rates. Also within the income allocation, positions in securitized instruments made a meaningful contribution to Fund performance, led by select residential mortgage-backed securities that benefited from strong investor interest.

Among the absolute return strategies, Global Macro Absolute Return Advantage Portfolio was a notable contributor. Within Global Macro Absolute Return Advantage Portfolio, the positive impact of long7 and short8 positions in currencies and sovereign credit offset the negative impact of allocations to interest rates around the world. Non-directional strategies that focus on risk premia — or inefficiencies within markets — also boosted returns in the aggregate. Alternatively, select investments in equity market neutral strategies negatively impacted performance.

Allocations to investments in gold and Treasury Inflation- Protected Securities also detracted from Fund performance, as these assets were negatively affected by the increase in U.S. real interest rates that occurred after the November 2016 presidential election. An allocation to Japanese inflation-linked securities made a slightly positive contribution to return, as inflation moved modestly higher in Japan.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/2004	12/07/2004	1.56%	1.04%	2.23%
Class A with 4.75% Maximum Sales Charge	—	—	–3.22	0.07	1.74
Class B at NAV	12/07/2004	12/07/2004	0.83	0.29	1.47
Class B with 5% Maximum Sales Charge	—	—	–4.17	–0.09	1.47
Class C at NAV	12/07/2004	12/07/2004	0.75	0.27	1.47
Class C with 1% Maximum Sales Charge	—	—	–0.25	0.27	1.47
Class I at NAV	10/01/2009	12/07/2004	1.82	1.30	2.45
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.72%	0.24%	0.45%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.27%	2.02%	2.02%	1.01%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$11,575	N.A.
Class C	$10,000	10/31/2007	$11,575	N.A.
Class I	$250,000	10/31/2007	$318,523	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	34.9%

Global Macro Absolute Return Advantage Portfolio	10.7

Total Return Swaps (Risk Premia)*	9.0

Calvert Absolute Return Bond Fund, Class I	5.3

Parametric International Market Neutral Strategy	3.3

Parametric Emerging Markets Neutral Strategy	3.3

Hexavest Global Market Neutral Strategy	3.3

Income Strategies	44.1%

Eaton Vance Floating Rate Portfolio	16.5

U.S. Treasury Inflation-Protected Notes*	6.5

ABS*	6.4

U.S. Treasury Obligations*	5.9

Japanese Breakeven Inflation*	4.2

Collateralized Mortgage Obligations*	2.4

CMBS*	1.3

Corporate Bonds & Notes*	0.9

Other	2.1%

Long/Short Equity*	3.4

Gold ETFs*	0.8

Options Purchased*	0.0 **

U.S. Treasury Futures*	-2.1

Cash & Cash Equivalents*	29.7%

*	Held in MSAR Completion Portfolio

**	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund.

[6]

Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities. Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the yield on an inflation-linked investment of similar credit quality and term to maturity.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.50	$6.27	1.24%
Class B	$1,000.00	$1,003.30	$10.10	2.00%
Class C	$1,000.00	$1,003.60	$10.10	2.00%
Class I	$1,000.00	$1,008.80	$5.01	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.31	1.24%
Class B	$1,000.00	$1,015.10	$10.16	2.00%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.04	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Eaton Vance Floating Rate Portfolio (identified cost, $17,602,741)		$15,630,225	16.5%
Global Macro Absolute Return Advantage Portfolio (identified cost, $9,282,095)		10,075,249	10.7
MSAR Completion Portfolio (identified cost, $54,602,667)		54,645,035	57.9

Total Investments in Affiliated Portfolios (identified cost $81,487,503)		$80,350,509	85.1%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Calvert Absolute Return Bond Fund, Class I	332,081	$5,040,995	5.3%
Eaton Vance Hexavest Global Equity Fund, Class I	232,426	3,065,703	3.3
Parametric Emerging Markets Fund, Class R6	198,813	3,067,685	3.3
Parametric International Equity Fund, Class R6	223,983	3,111,123	3.3

Total Investments in Affiliated Investment Funds (identified cost $12,908,483)		$14,285,506	15.2%

Total Investments (identified cost $94,395,986)		$94,636,015	100.3%

Other Assets, Less Liabilities		$(237,159)	(0.3)%

Net Assets		$94,398,856	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Affiliated investments, at value (identified cost, $94,395,986)	$94,636,015
Receivable for Fund shares sold	23,066
Total assets	$94,659,081

Liabilities
Payable for Fund shares redeemed	$171,292
Payable to affiliates:
Distribution and service fees	27,769
Trustees’ fees	43
Accrued expenses	61,121
Total liabilities	$260,225
Net Assets	$94,398,856

Sources of Net Assets
Paid-in capital	$129,845,382
Accumulated net realized loss	(36,122,677)
Accumulated undistributed net investment income	436,122
Net unrealized appreciation	240,029
Total	$94,398,856

Class A Shares
Net Assets	$57,176,530
Shares Outstanding	6,548,344
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.73
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.17

Class B Shares
Net Assets	$474,972
Shares Outstanding	54,424
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.73

Class C Shares
Net Assets	$17,520,203
Shares Outstanding	2,009,153
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.72

Class I Shares
Net Assets	$19,227,151
Shares Outstanding	2,202,893
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.73

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends from Affiliated Investment Funds	$195,533
Miscellaneous income	60,623
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $6,799)	1,820,860
Dividends allocated from affiliated Portfolios (net of foreign taxes, $1,270)	356,484
Expenses, excluding interest expense, allocated from affiliated Portfolios	(829,994)
Interest expense allocated from affiliated Portfolios	(5,931)
Total investment income	$1,597,575

Expenses
Distribution and service fees
Class A	$166,133
Class B	8,677
Class C	201,112
Trustees’ fees and expenses	500
Custodian fee	23,348
Transfer and dividend disbursing agent fees	57,928
Legal and accounting services	45,097
Printing and postage	25,772
Registration fees	75,769
Miscellaneous	14,288
Total expenses	$618,624

Net investment income	$978,951

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — Affiliated Investment Funds	$664,540
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	(25,851)
Written options	128,842
Securities sold short	(1,069)
Futures contracts	(278,547)
Swap contracts	(1,198,497)
Forward commodity contracts	(6,046)
Foreign currency transactions	550
Forward foreign currency exchange contracts	33,415
Non-deliverable bond forward contracts	(324)
Net realized loss	$(682,987)
Change in unrealized appreciation (depreciation) —
Investments — Affiliated Investment Funds	$981,014
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase in accrued foreign capital gains taxes of $2,029)	362,245
Written options	12,743
Securities sold short	(719)
Futures contracts	286,859
Swap contracts	(775,605)
Forward commodity contracts	275,785
Forward volatility agreements	(1,345)
Foreign currency	104,115
Forward foreign currency exchange contracts	(13,560)
Net change in unrealized appreciation (depreciation)	$1,231,532

Net realized and unrealized gain	$548,545

Net increase in net assets from operations	$1,527,496

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$978,951	$865,500
Net realized gain (loss)	(682,987)	228,868
Net change in unrealized appreciation (depreciation)	1,231,532	2,833,337
Net increase in net assets from operations	$1,527,496	$3,927,705
Distributions to shareholders —
From net investment income
Class A	$(780,947)	$(982,022)
Class B	(4,016)	(8,201)
Class C	(101,921)	(125,164)
Class I	(309,944)	(403,754)
Total distributions to shareholders	$(1,196,828)	$(1,519,141)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,986,927	$19,554,563
Class B	242	12,177
Class C	491,732	1,164,716
Class I	7,807,812	6,842,155
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	755,429	944,321
Class B	3,082	6,144
Class C	94,343	114,314
Class I	213,791	277,414
Cost of shares redeemed
Class A	(27,344,131)	(23,437,892)
Class B	(307,958)	(414,625)
Class C	(5,905,830)	(7,389,015)
Class I	(10,133,967)	(27,160,941)
Net asset value of shares exchanged
Class A	481,578	523,031
Class B	(481,578)	(523,031)
Net decrease in net assets from Fund share transactions	$(29,338,528)	$(29,486,669)

Net decrease in net assets	$(29,007,860)	$(27,078,105)

Net Assets
At beginning of year	$123,406,716	$150,484,821
At end of year	$94,398,856	$123,406,716

Accumulated undistributed net investment income included in net assets
At end of year	$436,122	$181,218

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.700	$8.540	$8.690	$8.770	$9.090

Income (Loss) From Operations
Net investment income(1)	$0.087	$0.064	$0.110	$0.178	$0.164
Net realized and unrealized gain (loss)	0.048	0.204	(0.081)	(0.052)	(0.274)

Total income (loss) from operations	$0.135	$0.268	$0.029	$0.126	$(0.110)

Less Distributions
From net investment income	$(0.105)	$(0.108)	$(0.129)	$(0.205)	$(0.134)
Tax return of capital	—	—	(0.050)	(0.001)	(0.076)

Total distributions	$(0.105)	$(0.108)	$(0.179)	$(0.206)	$(0.210)

Net asset value — End of year	$8.730	$8.700	$8.540	$8.690	$8.770

Total Return(2)	1.56%	3.16%	0.32%	1.45%	(1.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,177	$78,089	$79,016	$104,788	$172,036
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.24%	1.27%	1.24%	1.29%	1.33%
Net investment income	0.99%	0.74%	1.27%	2.04%	1.83%
Portfolio Turnover of the Fund(6)	13%	44%	42%	68%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of 0.01%, less than 0.005%, less than 0.005%, 0.03% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.700	$8.540	$8.680	$8.770	$9.080

Income (Loss) From Operations
Net investment income(1)	$0.020	$0.002	$0.048	$0.113	$0.097
Net realized and unrealized gain (loss)	0.052	0.199	(0.077)	(0.065)	(0.266)

Total income (loss) from operations	$0.072	$0.201	$(0.029)	$0.048	$(0.169)

Less Distributions
From net investment income	$(0.042)	$(0.041)	$(0.081)	$(0.137)	$(0.090)
Tax return of capital	—	—	(0.030)	(0.001)	(0.051)

Total distributions	$(0.042)	$(0.041)	$(0.111)	$(0.138)	$(0.141)

Net asset value — End of year	$8.730	$8.700	$8.540	$8.680	$8.770

Total Return(2)	0.83%	2.35%	(0.35)%	0.55%	(1.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$475	$1,260	$2,148	$4,223	$8,118
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	2.00%	2.02%	1.99%	2.04%	2.08%
Net investment income	0.23%	0.02%	0.55%	1.30%	1.08%
Portfolio Turnover of the Fund(6)	13%	44%	42%	68%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of 0.01%, less than 0.005%, less than 0.005%, 0.03% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$8.700	$8.530		$8.680	$8.770	$9.090

Income (Loss) From Operations
Net investment income(1)	$0.021	$0.000	(2)	$0.044	$0.112	$0.097
Net realized and unrealized gain (loss)	0.044	0.213		(0.080)	(0.062)	(0.275)

Total income (loss) from operations	$0.065	$0.213		$(0.036)	$0.050	$(0.178)

Less Distributions
From net investment income	$(0.045)	$(0.043)		$(0.083)	$(0.139)	$(0.091)
Tax return of capital	—	—		(0.031)	(0.001)	(0.051)

Total distributions	$(0.045)	$(0.043)		$(0.114)	$(0.140)	$(0.142)

Net asset value — End of year	$8.720	$8.700		$8.530	$8.680	$8.770

Total Return(3)	0.75%	2.50%		(0.44)%	0.58%	(1.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,520	$22,790		$28,442	$37,384	$54,181
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.99%	2.02%		1.99%	2.04%	2.08%
Net investment income	0.25%	0.00	%(7)	0.51%	1.28%	1.08%
Portfolio Turnover of the Fund(8)	13%	44%		42%	68%	20%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of 0.01%, less than 0.005%, less than 0.005%, 0.03% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(7)	Amount represents less than 0.005%.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.700	$8.530	$8.680	$8.770	$9.090

Income (Loss) From Operations
Net investment income(1)	$0.109	$0.089	$0.133	$0.201	$0.188
Net realized and unrealized gain (loss)	0.048	0.210	(0.083)	(0.062)	(0.275)

Total income (loss) from operations	$0.157	$0.299	$0.050	$0.139	$(0.087)

Less Distributions
From net investment income	$(0.127)	$(0.129)	$(0.143)	$(0.228)	$(0.149)
Tax return of capital	—	—	(0.057)	(0.001)	(0.084)

Total distributions	$(0.127)	$(0.129)	$(0.200)	$(0.229)	$(0.233)

Net asset value — End of year	$8.730	$8.700	$8.530	$8.680	$8.770

Total Return(2)	1.82%	3.54%	0.57%	1.60%	(0.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,227	$21,268	$40,880	$67,365	$277,981
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.99%	1.01%	0.99%	1.05%	1.08%
Net investment income	1.26%	1.03%	1.53%	2.30%	2.10%
Portfolio Turnover of the Fund(6)	13%	44%	42%	68%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of 0.01%, less than 0.005%, less than 0.005%, 0.03% and 0.08% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in three portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Calvert Absolute Return Bond Fund, Eaton Vance Hexavest Global Equity Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2017 were as follows: Eaton Vance Floating Rate Portfolio (0.2%), Global Macro Absolute Return Advantage Portfolio (0.2%) and MSAR Completion Portfolio (97.3%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. The financial statements of MSAR Completion Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by MSAR Completion Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Funds is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Funds are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$1,196,828	$1,519,141

During the year ended October 31, 2017, accumulated net realized loss was decreased by $9,267,430, accumulated distributions in excess of net investment income was decreased by $472,781 and paid-in capital was decreased by $9,740,211 due to expired capital loss carryforwards, the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investments in the Portfolios and non-deductible expenses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$437,188
Capital loss carryforwards and deferred capital losses	$(30,205,954)
Net unrealized depreciation	$(5,677,760)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investments in the Portfolios and the deferral of passive losses from partnership investments in the Portfolios.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $3,939,467 and deferred capital losses of $26,266,487 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2018 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $21,384,563 are short-term and $4,881,924 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$100,313,775

Gross unrealized appreciation	$2,212,545
Gross unrealized depreciation	(7,890,305)

Net unrealized depreciation	$(5,677,760)

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios and Affiliated Investment Funds) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2017, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $613,153 or 0.56% of the Fund’s average daily net assets.

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $5,925 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $248 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $8,988,816 and $6,217,719, respectively, for the year ended October 31, 2017.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $166,133 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $6,508 and $150,834 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $2,169 and $50,278 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

7  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	2,126,244	4,437,888
Global Macro Absolute Return Advantage Portfolio	406,356	3,293,750
MSAR Completion Portfolio	3,108,624	31,783,527

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	572,671	2,271,500
Issued to shareholders electing to receive payments of distributions in Fund shares	86,775	109,696
Redemptions	(3,139,879)	(2,721,514)
Exchange from Class B shares	55,276	60,749

Net decrease	(2,425,157)	(279,569)

	Year Ended October 31,
Class B	2017	2016

Sales	28	1,413
Issued to shareholders electing to receive payments of distributions in Fund shares	354	716
Redemptions	(35,395)	(48,184)
Exchange to Class A shares	(55,322)	(60,792)

Net decrease	(90,335)	(106,847)

	Year Ended October 31,
Class C	2017	2016

Sales	56,540	135,785
Issued to shareholders electing to receive payments of distributions in Fund shares	10,853	13,320
Redemptions	(678,895)	(861,341)

Net decrease	(611,502)	(712,236)

	Year Ended October 31,
Class I	2017	2016

Sales	897,238	795,703
Issued to shareholders electing to receive payments of distributions in Fund shares	24,552	32,310
Redemptions	(1,163,619)	(3,173,349)

Net decrease	(241,829)	(2,345,336)

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Notes to Financial Statements — continued

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2017 were as follows:

Fund	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Calvert Absolute Return Bond Fund, Class I	—	332,081	—	332,081	$5,040,995	$44,267	$—	$(3,272)
Eaton Vance Hexavest Global Equity Fund, Class I	—	292,079	(59,653)	232,426	3,065,703	—	19,685	178,968
Parametric Emerging Markets Fund, Class R6	378,973	5,027	(185,187)	198,813	3,067,685	69,717	397,406	292,452
Parametric International Equity Fund, Class R6	425,843	20,898	(222,758)	223,983	3,111,123	81,549	247,449	512,866

					$14,285,506	$195,533	$664,540	$981,014

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2017 and October 31, 2016, the Fund’s investments in the Portfolios and Affiliated Investment Funds were valued based on Level 1 inputs.

20

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $370,738, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 2.93% qualifies for the corporate dividends received deduction.

22

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 4.2%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(1)	$1,050	$1,115,773
Series 2017-DNA3, Class M2, 3.738%, (1 mo. USD LIBOR + 2.50%), 3/25/30(1)	100	101,142
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C04, Class 1M2, 5.488%, (1 mo. USD LIBOR + 4.25%), 1/25/29(1)	550	612,246
Series 2017-C03, Class 1M2, 4.238%, (1 mo. USD LIBOR + 3.00%), 10/25/29(1)	500	517,892

Total Collateralized Mortgage Obligations (identified cost $2,271,287)		$2,347,053

Commercial Mortgage-Backed Securities — 2.2%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2015-1, Class A2, 3.13%, 4/15/34(2)	$144	$143,787
JPMBB Commercial Mortgage Securities Trust
Series 2014-C25, Class C, 4.446%, 11/15/47(3)	400	402,518
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	499	502,291
Motel 6 Trust
Series 2017-MTL6, Class C, 2.639%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	199	199,723

Total Commercial Mortgage-Backed Securities (identified cost $1,235,244)		$1,248,319

Asset-Backed Securities — 11.1%

Security	Principal Amount (000’s omitted)	Value

Automotive — 5.0%
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class A2A, 1.34%, 4/8/20	$270	$269,806
Series 2017-2, Class A2A, 1.65%, 9/18/20	143	142,930
BMW Vehicle Lease Trust
Series 2016-2, Class A2, 1.23%, 1/22/19	249	249,160
Drive Auto Receivables Trust
Series 2017-1, Class A3, 1.86%, 3/16/20	143	143,013

Security	Principal Amount (000’s omitted)	Value

Automotive (continued)
First Investors Auto Owner Trust
Series 2016-1A, Class A1, 1.92%, 5/15/20(2)	$110	$109,816
Series 2016-2A, Class A1, 1.53%, 11/16/20(2)	110	109,475
Ford Credit Auto Owner Trust
Series 2017-A, Class A3, 1.67%, 6/15/21	35	34,909
Mercedes-Benz Auto Lease Trust
Series 2016-B, Class A2, 1.15%, 1/15/19	286	285,923
Santander Drive Auto Receivables Trust
Series 2016-3, Class A2, 1.34%, 11/15/19	173	172,742
Series 2017-2, Class A2, 1.60%, 3/16/20	500	499,901
Securitized Term Auto Receivables Trust
Series 2016-1A, Class A2A, 1.284%, 11/26/18(2)	162	162,356
TCF Auto Receivables Owner Trust
Series 2016-PT1A, Class A, 1.93%, 6/15/22(2)	416	415,482
World Omni Auto Receivables Trust
Series 2016-B, Class A2, 1.10%, 1/15/20	197	196,312

		$2,791,825

Computers — 1.1%
Dell Equipment Finance Trust
Series 2015-1, Class C, 2.42%, 3/23/20(2)	$436	$436,512
Series 2016-1, Class A2, 1.43%, 9/24/18(2)	206	205,966

		$642,478

Credit Card — 0.9%
Chase Issuance Trust
Series 2016-A6, Class A6, 1.10%, 1/15/20	$500	$499,646

		$499,646

Other — 2.5%
Nextgear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(2)	$750	$752,167
Series 2017-2A, Class A2, 2.56%, 10/17/22(2)	100	100,151
Prosper Marketplace Issuance Trust
Series 2017-1A, Class B, 3.65%, 6/15/23(2)	300	303,955
Series 2017-3A, Class A, 2.36%, 11/15/23(2)	220	220,295

		$1,376,568

Restaurants — 0.5%
DB Master Finance, LLC
Series 2015-1A, Class A2II, 3.98%, 2/20/45(2)	$146	$149,762
Series 2017-1A, Class A2I, 3.629%, 11/20/47(2)	157	159,025

		$308,787

23	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Single Family Home Rental — 1.1%
Colony American Homes
Series 2014-1A, Class C, 3.087%, (1 mo. USD LIBOR + 1.85%), 5/17/31(1)(2)		$250	$251,406
Series 2014-1A, Class D, 3.387%, (1 mo. USD LIBOR + 2.15%), 5/17/31(1)(2)		352	353,553

			$604,959

Total Asset-Backed Securities (identified cost $6,204,103)			$6,224,263

Foreign Government Bonds — 7.3%

Security	Principal Amount (000’s omitted)		Value

Japan — 7.3%
Japan Government CPI Linked Bond, 0.10%, 3/10/27(4)	JPY	441,918	$4,096,407

Total Japan			$4,096,407

Total Foreign Government Bonds (identified cost $4,086,691)			$4,096,407

Corporate Bonds & Notes — 1.5%
Security	Principal Amount (000’s omitted)		Value

Utilities — 1.5%
Duke Energy Florida Project Finance, LLC, 1.196%, 3/1/20		$855	$847,130

Total Corporate Bonds & Notes (identified cost $854,582)			$847,130

Exchange-Traded Funds — 1.4%

Security	Shares		Value

Commodity Funds — 1.4%
iShares Gold Trust(5)		63,284	$772,698

Total Exchange-Traded Funds (identified cost $755,306)			$772,698

U.S. Treasury Obligations — 21.5%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/20(6)	$2,568	$2,577,863
U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/24(6)	1,292	1,277,360
U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/26(6)	2,560	2,489,344
U.S. Treasury Note, 1.00%, 5/15/18(7)	5,750	5,740,437

Total U.S. Treasury Obligations (identified cost $12,200,769)		$12,085,004

Short-Term Investments — 19.4%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(8)	10,882,744	$10,883,832

Total Short-Term Investments (identified cost $10,884,984)		$10,883,832

Total Purchased Options — 0.0%(9) (identified cost $13,396)		$12,875

Total Investments — 68.6% (identified cost $38,506,362)		$38,517,581

Other Assets, Less Liabilities — 31.4%		$17,627,797

Net Assets — 100.0%		$56,145,378

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $4,073,431 or 7.3% of the Portfolio’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Non-income producing security.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

24	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(9)	Amount is less than 0.05%.

Call Options Purchased — 0.0%(9)

Exchange-Traded Options — 0.0%(9)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Russell 2000 Index	4	$601,109	$1,600	3/16/18	$5,900
S&P 500 Index	3	772,578	2,650	3/16/18	6,975

Total					$12,875

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,101,553	JPY	227,520,379	Bank of America, N.A.	11/30/17	$98,290	$—
USD	2,090,252	JPY	237,727,109	Bank of America, N.A.	11/30/17	—	(2,877)

						$98,290	$(2,877)

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Equity Futures
E-mini NASDAQ 100 Index	9	Short	Dec-17	$(1,124,955)	$(46,678)
E-mini S&P 500 Index	8	Short	Dec-17	(1,029,080)	(34,779)
Nikkei 225 Index	12	Long	Dec-17	2,335,761	201,685
STOXX Europe 600 Index	92	Long	Dec-17	2,117,941	81,997

Interest Rate Futures
Japan 10-Year Bond	4	Short	Dec-17	(5,293,347)	11,215
U.S. 2-Year Treasury Note	21	Long	Dec-17	4,522,547	(18,724)
U.S. 5-Year Treasury Note	40	Short	Dec-17	(4,687,500)	41,627
U.S. 10-Year Treasury Note	11	Short	Dec-17	(1,374,313)	19,233
U.S. Ultra 10-Year Treasury Note	21	Short	Dec-17	(2,812,360)	45,742
U.S. Ultra-Long Treasury Bond	14	Long	Dec-17	2,306,938	(42,897)

					$258,421

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

STOXX Europe 600 Index:  Represents large, mid and small capitalization companies across 17 countries of the European region.

25	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$2,484	Receives	Bank of America Merrill Lynch Short Synthetic Variance Index(1)(2) (pays upon termination)	Pays	1.20% (pays monthly)	2/21/18	$34,300
Bank of America, N.A.	3,985	Pays	MSCI EAFE Index(1) (pays upon termination)	Receives	3-month USD LIBOR-BBA plus 0.08% (pays quarterly)	11/27/17	(190,685)
Bank of America, N.A.	1,882	Pays	S&P 500 Total Return Index(1) (pays upon termination)	Receives	1-month USD LIBOR-BBA plus 0.37% (pays monthly)	4/5/18	(16,793)
Bank of America, N.A.	2,253	Pays	S&P 500 Total Return Index(1) (pays upon termination)	Receives	1-month USD LIBOR-BBA plus 0.35% (pays monthly)	5/9/18	(20,983)
Citibank, N.A.	2,600	Pays	MSCI Emerging Markets Index(1) (pays upon termination)	Receives	1-month USD LIBOR-BBA plus 0.55% (pays monthly)	11/21/17	(139,436)
Societe Generale	4,000	Receives	SGI Smart Market Neutral Commodity 2 Index(1)(3) (pays upon termination)	Pays	0.65% (pays monthly)	10/3/18	(2,023)
Societe Generale	2,200	Receives	SGI US Delta Cap Mean Reversion Index(1)(4) (pays upon termination)	Pays	0.50% (pays monthly)	10/3/18	(849)

							$(336,469)

(1)

Swap is subject to optional notional adjustments prior to the termination date whereby the Portfolio may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

26	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

(2)

Represents a custom index created by Bank of America, N.A. designed to capture the difference between implied and realized volatility of the S&P 500 Index by writing options on the SPDR S&P 500 ETF Trust and delta hedging the options daily. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Options	Value	Percentage

Put Options Written:
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $249	(3,335)	$(1,367)	(0.7)%
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $250	(3,308)	(1,522)	(0.7)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $251	(3,282)	(1,740)	(0.8)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $252	(3,255)	(1,986)	(0.9)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $253	(3,231)	(2,358)	(1.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $254	(3,205)	(2,756)	(1.3)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $255	(3,179)	(3,243)	(1.5)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $256	(3,155)	(3,912)	(1.9)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $257	(1,565)	(2,410)	(1.2)

Call Options Written:
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $257	(1,565)	$(23,474)	(11.1)%
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $258	(3,106)	(3,852)	(1.8)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $259	(3,083)	(2,404)	(1.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $260	(3,059)	(1,407)	(0.7)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $261	(3,035)	(789)	(0.4)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $262	(3,013)	(452)	(0.2)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $263	(2,989)	(269)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $264	(2,966)	(148)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $265	(2,945)	(147)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $266	(2,922)	(117)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $267	(2,900)	(87)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $268	(2,879)	(58)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $269	(2,857)	(57)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $270	(2,837)	(28)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $271	(2,815)	(28)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $272	(2,794)	(56)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $273	(2,774)	(55)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $274	(2,754)	(55)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $275	(2,734)	(27)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $276	(2,714)	(27)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $277	(2,695)	(27)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $278	(2,675)	(27)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $279	(2,657)	(27)	(0.0)*
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $280	(7,912)	(79)	(0.1)
SPDR S&P 500 ETF Trust, exp. 11/17/17, exercise price $285	(12,727)	(127)	(0.1)

Description	Number of Shares	Value	Percentage

Exchange-Traded Fund:
SPDR S&P 500 ETF Trust	1,035	$266,169	126.1%

Total		$211,051	100.0%

*	Amount is less than (0.05)%.

27	See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

(3)

Represents a custom index created by Societe Generale. Through the underlying commodity indices, the index follows a long/short, market-neutral investment strategy which tracks a deemed long position and a deemed short position in various commodity indices. The index targets a volatility of 6% and may adjust leverage daily in an attempt to meet this target. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Contracts	Value	Percentage

Long Futures Contracts:
Brent Crude Oil January 2018	44	$2,652,761	66.3%
Cocoa March 2018	2	48,460	1.2
Coffee March 2018	3	125,544	3.1
Corn July 2018	36	681,625	17.0
Cotton No. 2 March 2018	6	201,193	5.0
Feeder Cattle March 2018	2	181,168	4.5
Hard Red Winter Wheat December 2018	6	146,360	3.7
Lean Hogs April 2018	12	346,626	8.7
Live Cattle February 2018	12	635,913	15.9
LME Copper February 2018	3	572,381	14.3
LME Lead January 2018	2	101,427	2.5
LME Nickel February 2018	1	86,723	2.2
LME Primary Aluminum February 2018	8	447,494	11.2
LME Zinc November 2017	2	176,848	4.4
Low Sulphur Gasoil February 2018	14	785,003	19.6
Natural Gas February 2018	16	495,084	12.4
NY Harbor ULSD December 2018	8	654,090	16.4
RBOB Gasoline February 2018	9	677,769	16.9
Soybean March 2018	10	479,808	12.0
Sugar No. 11 March 2018	16	271,553	6.8
Wheat December 2018	20	506,811	12.7
WTI Crude Oil February 2018	63	3,466,545	86.7

Short Futures Contracts:
Brent Crude Oil January 2018	(44)	$(2,679,351)	(67.0)%
Cocoa December 2017	(2)	(50,531)	(1.3)
Coffee December 2017	(3)	(127,043)	(3.2)
Corn December 2017	(38)	(652,017)	(16.3)
Cotton No. 2 December 2017	(6)	(209,537)	(5.2)
Feeder Cattle January 2018	(2)	(192,656)	(4.8)
Hard Red Winter Wheat December 2017	(6)	(124,217)	(3.1)
Lean Hogs December 2017	(12)	(327,362)	(8.2)
Live Cattle December 2017	(13)	(641,221)	(16.0)
LME Copper December 2017	(3)	(571,019)	(14.3)
LME Lead December 2017	(2)	(101,236)	(2.5)
LME Nickel December 2017	(1)	(86,461)	(2.2)
LME Primary Aluminum December 2017	(8)	(445,170)	(11.1)
LME Zinc December 2017	(2)	(175,793)	(4.4)
Low Sulphur Gasoil December 2017	(15)	(795,413)	(19.9)
Natural Gas December 2017	(17)	(477,933)	(11.9)
NY Harbor ULSD December 2017	(9)	(677,028)	(16.9)
RBOB Gasoline December 2017	(10)	(691,952)	(17.3)
Soybean January 2018	(10)	(493,981)	(12.3)
Sugar No. 11 March 2018	(17)	(283,253)	(7.1)
Wheat December 2017	(21)	(441,453)	(11.0)
WTI Crude Oil December 2017	(64)	(3,481,446)	(87.0)

28	See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

(4)

Represents a custom index created by Societe Generale. The index takes hypothetical long positions in the daily variance and hypothetical short positions in the bi-weekly variance of the S&P 500 Index, while capping its maximum exposure to the underlying S&P 500 Index at an absolute value of 200%. The components of the custom index as of October 31, 2017 are as follows:

Description	Number of Units	Value	Percentage
S&P 500 Index	(889)	$(2,289,153)	(104.1)%

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

JPY	–	Japanese Yen
USD	–	United States Dollar

29	See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $27,621,378)	$27,633,749
Affiliated investment, at value (identified cost, $10,884,984)	10,883,832
Cash	17,418,653
Deposits for derivatives collateral —
Financial futures contracts	311,585
Swap contracts	210,000
Interest receivable	42,423
Dividends receivable from affiliated investment	25,415
Receivable for variation margin on open financial futures contracts	22,078
Receivable for open forward foreign currency exchange contracts	98,290
Receivable for open swap contracts	34,300
Tax reclaims receivable	82
Total assets	$56,680,407

Liabilities
Payable for open forward foreign currency exchange contracts	$2,877
Payable for open swap contracts	370,769
Payable for closed swap contracts	28,942
Payable to affiliates:
Investment adviser fee	29,931
Trustees’ fees	350
Accrued expenses	102,160
Total liabilities	$535,029
Net Assets applicable to investors’ interest in Portfolio	$56,145,378

Sources of Net Assets
Investors’ capital	$56,116,794
Net unrealized appreciation	28,584
Total	$56,145,378

30	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $288)	$456,658
Dividends	33,491
Dividends from affiliated investment	288,674
Total investment income	$778,823

Expenses
Investment adviser fee	$434,344
Trustees’ fees and expenses	4,595
Custodian fee	93,167
Legal and accounting services	88,722
Miscellaneous	9,455
Total expenses	$630,283

Net investment income	$148,540

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(128,367)
Investment transactions — affiliated investment	1,308
Written options	81,945
Financial futures contracts	(248,286)
Swap contracts	(1,139,918)
Foreign currency transactions	1,535
Forward foreign currency exchange contracts	45,671
Net realized loss	$(1,386,112)
Change in unrealized appreciation (depreciation) —
Investments	$(135,535)
Investments — affiliated investment	(4,738)
Written options	(12,065)
Financial futures contracts	369,274
Swap contracts	(432,633)
Foreign currency	(244)
Forward foreign currency exchange contracts	93,924
Net change in unrealized appreciation (depreciation)	$(122,017)

Net realized and unrealized loss	$(1,508,129)

Net decrease in net assets from operations	$(1,359,589)

31	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income (loss)	$148,540	$(188,558)
Net realized gain (loss)	(1,386,112)	1,528,765
Net change in unrealized appreciation (depreciation)	(122,017)	574,849
Net increase (decrease) in net assets from operations	$(1,359,589)	$1,915,056
Capital transactions —
Contributions	$3,108,624	$40,086,530
Withdrawals	(32,015,430)	(46,847,005)
Net decrease in net assets from capital transactions	$(28,906,806)	$(6,760,475)

Net decrease in net assets	$(30,266,395)	$(4,845,419)

Net Assets
At beginning of year	$86,411,773	$91,257,192
At end of year	$56,145,378	$86,411,773

32	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.89%	0.94%	0.95%	0.97%	0.91%
Net investment income (loss)	0.21%	(0.24)%	(0.43)%	0.76%	1.40%
Portfolio Turnover	83%	120%	95%	39%	74%

Total Return	(1.81)%	2.58%	2.29%	1.87%	(2.57)%

Net assets, end of year (000’s omitted)	$56,145	$86,412	$91,257	$84,417	$111,123

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

33	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

MSAR Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Multi-Strategy Absolute Return Fund held a 97.3% interest in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance MSAR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $7,416,877 or 13.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

34

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

35

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates when the Portfolio’s daily net assets are $500 million or more. The Portfolio’s daily net assets that are subject to a written put spread and/or call spread strategy may exceed the Portfolio’s daily net assets on any day. The investment adviser fee is payable monthly. For the year ended October 31, 2017, the investment adviser fee amounted to $434,344 or 0.62% of the Portfolio’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

36

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$11,542,362	$19,020,853
U.S. Government and Agency Securities	11,129,918	3,518,212

	$22,672,280	$22,539,065

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$45,901,707

Gross unrealized appreciation	$474,522
Gross unrealized depreciation	(1,370,809)

Net unrealized depreciation	$(896,287)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written options, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: During the year ended October 31, 2017, the Portfolio sought to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciated or depreciated sufficiently over the period to offset the net premium received, the Portfolio incurred a net loss. The amount of potential loss in the event of a sharp market movement was subject to a cap, defined as the product of the difference in strike prices between written and purchased call and put options and the options position size, less net premium received. The Portfolio also enters into total return swap contracts and equity index options and futures contracts to enhance total return and to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund, for which the Portfolio serves as its completion portfolio.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to hedge against fluctuations in currency exchange rates and security prices.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio enters into interest rate futures contracts.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $373,646. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $508,503 at October 31, 2017.

37

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$12,875	$—	$—	$12,875
Net unrealized appreciation*	—	283,682	—	117,817	401,499
Receivable for open forward foreign currency exchange contracts	—	—	98,290	—	98,290
Receivable for open swap contracts	—	34,300	—	—	34,300

Total Asset Derivatives	$—	$330,857	$98,290	$117,817	$546,964

Derivatives not subject to master netting or similar agreements	$—	$296,557	$—	$117,817	$414,374

Total Asset Derivatives subject to master netting or similar agreements	$—	$34,300	$98,290	$—	$132,590

38

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$(81,457)	$—	$(61,621)	$(143,078)
Payable for open forward foreign currency exchange contracts	—	—	(2,877)	—	(2,877)
Payable for open swap contracts	(2,023)	(368,746)	—	—	(370,769)

Total Liability Derivatives	$(2,023)	(450,203)	$(2,877)	$(61,621)	$(516,724)

Derivatives not subject to master netting or similar agreements	$—	$(81,457)	$—	$(61,621)	$(143,078)

Total Liability Derivatives subject to master netting or similar agreements	$(2,023)	$(368,746)	$(2,877)	$—	$(373,646)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin on open financial futures contracts.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$132,590	$(132,590)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$(231,338)	$132,590	$98,748	$—	$—
Citibank, N.A.	(139,436)	—	—	—	(139,436)
Societe Generale	(2,872)	—	—	2,023	(849)

	$(373,646)	$132,590	$98,748	$2,023	$(140,285)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

39

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(80,644)	$(82,787)	$(31,800)	$—
Written options	24,686	57,259	—	—
Financial futures contracts	—	(95,224)	—	(153,062)
Swap contracts	141,261	(1,281,179)	—	—
Forward foreign currency exchange contracts	—	—	45,671	—

Total	$85,303	$(1,401,931)	$13,871	$(153,062)

Change in unrealized appreciation (depreciation) —
Investments	$53,616	$1,107	$—	$—
Written options	—	(12,065)	—	—
Financial futures contracts	—	202,225	—	167,049
Swap contracts	(136)	(432,497)	—	—
Forward foreign currency exchange contracts	—	—	93,924	—

Total	$53,480	$(241,230)	$93,924	$167,049

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$8,692,000	$8,423,000	$2,157,000	$18,600,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts, average number of purchased options contracts and average number of written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $1,290,000, 119 contracts and 107 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

40

MSAR Completion Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$2,347,053	$—	$2,347,053
Commercial Mortgage-Backed Securities	—	1,248,319	—	1,248,319
Asset-Backed Securities	—	6,224,263	—	6,224,263
Foreign Government Bonds	—	4,096,407	—	4,096,407
Corporate Bonds & Notes	—	847,130	—	847,130
Exchange-Traded Funds	772,698	—	—	772,698
U.S. Treasury Obligations	—	12,085,004	—	12,085,004
Short-Term Investments	—	10,883,832	—	10,883,832
Call Options Purchased	12,875	—	—	12,875

Total Investments	$785,573	$37,732,008	$—	$38,517,581

Forward Foreign Currency Exchange Contracts	$—	$98,290	$—	$98,290
Futures Contracts	117,817	283,682	—	401,499
Swap Contracts	—	34,300	—	34,300

Total	$903,390	$38,148,280	$—	$39,051,670

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,877)	$—	$(2,877)
Futures Contracts	(143,078)	—	—	(143,078)
Swap Contracts	—	(370,769)	—	(370,769)

Total	$(143,078)	$(373,646)	$—	$(516,724)

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

41

MSAR Completion Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of MSAR Completion Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of MSAR Completion Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MSAR Completion Portfolio and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

42

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

43

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

44

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320     10.31.17

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2017

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Management and Organization	38

Important Notices	41

Parametric Tax-Managed International Equity Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed international equity markets advanced over the 12-month period ended October 31, 2017, up 23.44% as measured by the MSCI EAFE Index (the Index).2 This rally was broad-based, with only two index countries declining, and the remainder posting double-digit returns.

Following the U.S. elections at the beginning of the period, many initially worried that a Trump administration could result in global trade restrictions. These worries rapidly gave way to investor optimism around the perceived benefits of a Trump administration on the global economy, causing a relatively strong rally in developed international equities to end 2016.

2017 saw broad gains in both Europe and Japan. In Europe, signs of recovery flickered, then strengthened, over the course of the year as economic growth data turned positive and a number of bank solvency worries in the periphery of Europe were successfully resolved. Additionally, elections in France and Germany were seen as breaking the chain of far-right electoral success, causing political risk to recede from consideration by many market participants. In the U.K., the impact of Brexit continued to worry many, but the resulting fall in the British pound provided a tailwind to many U.K. banks and manufacturers, as their globally-derived revenues increased in pound-relative terms.

In Japan, markets continued to react to positive economic growth data and corporate earnings. Additionally, the country saw initial signs of inflation, giving indications that Japan may finally be working itself out of its decades-long deflationary spiral. Near the end of the 12-month period, a successful election by Prime Minister Abe re-energized stock returns, as this was taken to mean a continuation of his economic stimulus plan.

One additional contributor to Index returns over the 12-month period ended October 31, 2017, was the decline in the value of the U.S. dollar. Such a decline in the value of the dollar serves to increase the value of foreign-denominated assets, when stated in dollar terms.

Fund Performance

For the 12-month period ended October 31, 2017, Parametric Tax-Managed International Equity Fund (the Fund) had a total return of 21.69% for Investor Class shares at net asset value (NAV), underperforming the Fund’s benchmark, the Index, which had a total return of 23.44% for the same period.

Factors detracting from the Fund’s performance relative to the Index included the sector diversification7 process within France, which resulted in an overweight to the utilities and telecommunication services sectors. These defensive sectors lagged the broader French market in the market rally. Additionally, in Australia, the sector diversification process detracted from relative returns, partially due to the resulting overweight to the telecommunication services sector. Weakness in the sector was partially based on fears relating to a new entrant into the market and a possible dividend cut by one of the largest telecom companies. The sector diversification process within Singapore also hurt relative performance, partially due to the resulting underweight to the outperforming financials sector.

Factors contributing to the Fund’s performance relative to the Index included the Fund’s overweight to Italy. Italian equities broadly rallied over the time period, after it became apparent that the country’s weakened banking sector was going to be able to avoid insolvency. Additionally, the sector diversification process within Switzerland contributed to relative results. This was partially due to the resulting overweight to the consumer discretionary sector, which benefitted from a rally in Swiss watchmakers. Finally, the inclusion of small-cap names in Germany also contributed to relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2017

Performance2,3

Portfolio Managers Timothy W. Atwill, Ph.D., CFA, Paul Bouchey, CFA and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	21.69%	8.10%	–1.00%
Class C at NAV	04/22/1998	04/22/1998	20.78	7.30	–1.74
Class C with 1% Maximum Sales Charge	—	—	19.78	7.30	–1.74
Institutional Class at NAV	09/02/2008	04/22/1998	21.95	8.38	–0.75
MSCI EAFE Index	—	—	23.44%	8.52%	1.10%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	21.55%	7.92%	–1.02%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	12.90	6.61	–0.47
Class C After Taxes on Distributions	04/22/1998	04/22/1998	19.69	7.19	–1.73
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	11.57	5.90	–1.11
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	21.78	8.17	–0.78
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	13.14	6.87	–0.26

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.47%	2.22%	1.22%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$8,392	N.A.
Institutional Class	$50,000	10/31/2007	$46,374	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)6

Vodafone Group PLC	1.1%

Nestle SA	1.1

GlaxoSmithKline PLC	0.9

Royal Dutch Shell PLC, Class A	0.8

Air Liquide SA	0.8

National Grid PLC	0.8

KDDI Corp.	0.8

Compagnie Financiere Richemont SA, Class A	0.8

Total SA	0.7

Deutsche Telekom AG	0.7

Total	8.5%

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Institutional Class is linked to Investor Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Parametric Tax-Managed International Equity Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,106.60	$5.58	**	1.05%
Class C	$1,000.00	$1,102.30	$9.54	**	1.80%
Institutional Class	$1,000.00	$1,107.90	$4.25	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Institutional Class	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $36,893,461)	$40,284,426
Receivable for Fund shares sold	2,875
Receivable from affiliates	15,140
Total assets	$40,302,441

Liabilities
Payable for Fund shares redeemed	$8,704
Payable to affiliates:
Distribution and service fees	11,432
Trustees’ fees	42
Accrued expenses	40,368
Total liabilities	$60,546
Net Assets	$40,241,895

Sources of Net Assets
Paid-in capital	$38,811,056
Accumulated net realized loss from Portfolio	(2,859,891)
Accumulated undistributed net investment income	899,765
Net unrealized appreciation from Portfolio	3,390,965
Total	$40,241,895

Investor Class Shares
Net Assets	$21,885,060
Shares Outstanding	1,935,566
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.31

Class C Shares
Net Assets	$8,026,079
Shares Outstanding	752,172
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.67

Institutional Class Shares
Net Assets	$10,330,756
Shares Outstanding	914,834
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.29

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $126,903)	$1,083,653
Miscellaneous income	48,136
Expenses allocated from Portfolio	(248,305)
Total investment income	$883,484

Expenses
Distribution and service fees
Investor Class	$50,493
Class C	77,231
Trustees’ fees and expenses	500
Custodian fee	11,740
Transfer and dividend disbursing agent fees	56,656
Legal and accounting services	26,217
Printing and postage	19,603
Registration fees	61,882
Miscellaneous	11,708
Total expenses	$316,030
Deduct —
Allocation of expenses to affiliates	$124,527
Total expense reductions	$124,527

Net expenses	$191,503

Net investment income	$691,981

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,451,488
Foreign currency transactions	8,666
Net realized gain	$2,460,154
Change in unrealized appreciation (depreciation) —
Investments	$3,949,873
Foreign currency	4,658
Net change in unrealized appreciation (depreciation)	$3,954,531

Net realized and unrealized gain	$6,414,685

Net increase in net assets from operations	$7,106,666

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$691,981	$545,995
Net realized gain (loss)	2,460,154	(476,612)
Net change in unrealized appreciation (depreciation)	3,954,531	(156,894)
Net increase (decrease) in net assets from operations	$7,106,666	$(87,511)
Distributions to shareholders —
From net investment income
Investor Class	$(330,968)	$(338,938)
Class C	(79,270)	(73,166)
Institutional Class	(137,740)	(118,084)
Total distributions to shareholders	$(547,978)	$(530,188)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$2,135,803	$936,219
Class C	138,865	87,275
Institutional Class	3,552,930	2,105,882
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	309,048	317,289
Class C	71,736	65,956
Institutional Class	100,035	66,922
Cost of shares redeemed
Investor Class	(4,030,520)	(4,042,531)
Class C	(1,217,992)	(1,444,379)
Institutional Class	(1,316,014)	(1,528,419)
Net decrease in net assets from Fund share transactions	$(256,109)	$(3,435,786)

Net increase (decrease) in net assets	$6,302,579	$(4,053,485)

Net Assets
At beginning of year	$33,939,316	$37,992,801
At end of year	$40,241,895	$33,939,316

Accumulated undistributed net investment income included in net assets
At end of year	$899,765	$547,723

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Financial Highlights

	Investor Class
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$9.460	$9.590	$9.850	$9.970		$8.470

Income (Loss) From Operations
Net investment income(1)	$0.204	$0.156	$0.148	$0.205	(2)	$0.157
Net realized and unrealized gain (loss)	1.810	(0.140)	(0.177)	(0.134)		1.549

Total income (loss) from operations	$2.014	$0.016	$(0.029)	$0.071		$1.706

Less Distributions
From net investment income	$(0.164)	$(0.146)	$(0.231)	$(0.191)		$(0.206)

Total distributions	$(0.164)	$(0.146)	$(0.231)	$(0.191)		$(0.206)

Net asset value — End of year	$11.310	$9.460	$9.590	$9.850		$9.970

Total Return(3)(4)	21.69%	0.21%	(0.27)%	0.71%		20.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,885	$19,851	$22,987	$25,504		$29,574
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	1.11%	1.50%	1.50%	1.50%		1.51%
Net investment income	2.00%	1.67%	1.52%	2.02	%(2)	1.72%
Portfolio Turnover of the Portfolio	26%	14%	11%	53%		30%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.042 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.61%.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable, which were eliminated effective March 1, 2013.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$8.930	$9.060	$9.310	$9.430		$8.010

Income (Loss) From Operations
Net investment income(1)	$0.121	$0.080	$0.070	$0.121	(2)	$0.082
Net realized and unrealized gain (loss)	1.713	(0.135)	(0.164)	(0.116)		1.474

Total income (loss) from operations	$1.834	$(0.055)	$(0.094)	$0.005		$1.556

Less Distributions
From net investment income	$(0.094)	$(0.075)	$(0.156)	$(0.125)		$(0.136)

Total distributions	$(0.094)	$(0.075)	$(0.156)	$(0.125)		$(0.136)

Net asset value — End of year	$10.670	$8.930	$9.060	$9.310		$9.430

Total Return(3)(4)	20.78%	(0.60)%	(1.00)%	0.05%		19.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,026	$7,653	$9,092	$10,359		$11,820
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	1.86%	2.25%	2.25%	2.25%		2.26%
Net investment income	1.26%	0.91%	0.76%	1.26	%(2)	0.95%
Portfolio Turnover of the Portfolio	26%	14%	11%	53%		30%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.040 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.85%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$9.450	$9.580	$9.840	$9.960		$8.460

Income (Loss) From Operations
Net investment income(1)	$0.233	$0.179	$0.168	$0.223	(2)	$0.174
Net realized and unrealized gain (loss)	1.796	(0.137)	(0.169)	(0.128)		1.555

Total income (loss) from operations	$2.029	$0.042	$(0.001)	$0.095		$1.729

Less Distributions
From net investment income	$(0.189)	$(0.172)	$(0.259)	$(0.215)		$(0.229)

Total distributions	$(0.189)	$(0.172)	$(0.259)	$(0.215)		$(0.229)

Net asset value — End of year	$11.290	$9.450	$9.580	$9.840		$9.960

Total Return(3)(4)	21.95%	0.49%	0.01%	0.97%		20.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,331	$6,436	$5,914	$5,519		$3,546
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.85%	1.25%	1.25%	1.25%		1.26%
Net investment income	2.27%	1.92%	1.73%	2.21	%(2)	1.90%
Portfolio Turnover of the Portfolio	26%	14%	11%	53%		30%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.036 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.84%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.35%, 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or qualified retirement plans. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (53.2% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a

13

Parametric Tax-Managed International Equity Fund

October 31, 2017

Notes to Financial Statements — continued

return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$547,978	$530,188

During the year ended October 31, 2017, accumulated net realized loss was decreased by $34,879,326, accumulated undistributed net investment income was increased by $208,039 and paid-in capital was decreased by $35,087,365 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$899,765
Capital loss carryforwards	$(2,471,981)
Net unrealized appreciation	$3,003,055

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $2,471,981 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2017, capital loss carryforwards of $1,743,196 were utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% (1.25%, 2.00% and 1.00% prior to March 1, 2017) of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM and Parametric were allocated $124,527 in total of the Fund’s operating expenses for the year ended October 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $11,710 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor

14

Parametric Tax-Managed International Equity Fund

October 31, 2017

Notes to Financial Statements — continued

Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $50,493 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $57,923 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $19,308 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,189,414 and $4,178,535, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2017	2016

Sales	211,836	101,094
Issued to shareholders electing to receive payments of distributions in Fund shares	33,776	34,488
Redemptions	(409,108)	(433,050)

Net decrease	(163,496)	(297,468)

	Year Ended October 31,
Class C	2017	2016

Sales	14,238	9,950
Issued to shareholders electing to receive payments of distributions in Fund shares	8,255	7,538
Redemptions	(127,333)	(164,137)

Net decrease	(104,840)	(146,649)

15

Parametric Tax-Managed International Equity Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Institutional Class	2017	2016

Sales	353,164	224,073
Issued to shareholders electing to receive payments of distributions in Fund shares	10,969	7,298
Redemptions	(130,565)	(167,185)

Net increase	233,568	64,186

16

Parametric Tax-Managed International Equity Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Tax-Managed International Equity Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

17

Parametric Tax-Managed International Equity Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $1,055,487, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2017, the Fund paid foreign taxes of $117,700 and recognized foreign source income of $1,209,124.

18

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Australia — 7.7%
AGL Energy, Ltd.	16,349	$316,539
Altium, Ltd.	6,000	55,093
Alumina, Ltd.	20,000	35,890
Amcor, Ltd.	2,750	33,375
ARB Corp., Ltd.	2,741	38,253
Aristocrat Leisure, Ltd.	3,572	64,575
Asaleo Care, Ltd.	27,800	31,528
Atlassian Corp. PLC, Class A(1)	2,000	96,740
Aurizon Holdings, Ltd.	7,700	30,559
AusNet Services	86,700	117,569
Australian Pharmaceutical Industries, Ltd.	30,804	35,558
Beach Energy, Ltd.	43,095	32,239
Blackmores, Ltd.	519	63,476
BlueScope Steel, Ltd.	3,500	34,458
Boral, Ltd.	11,300	62,007
Brambles, Ltd.	20,697	150,079
Caltex Australia, Ltd.	4,560	119,729
carsales.com, Ltd.	7,072	74,266
Class, Ltd.	12,536	27,643
Cleanaway Waste Management, Ltd.	36,318	41,796
Coca-Cola Amatil, Ltd.	14,900	93,023
Cochlear, Ltd.	850	114,499
Commonwealth Bank of Australia	3,589	213,492
CSL, Ltd.	3,419	363,990
Dexus	10,420	78,025
DuluxGroup, Ltd.	5,657	31,949
Goodman Group	6,746	43,254
GPT Group (The)	11,738	45,835
GrainCorp, Ltd., Class A	7,142	46,517
GWA Group, Ltd.	11,241	21,947
Hansen Technologies, Ltd.	14,633	37,998
Harvey Norman Holdings, Ltd.	17,000	49,243
Incitec Pivot, Ltd.	11,120	32,618
Integrated Research, Ltd.	9,777	28,735
Investa Office Fund	13,624	46,789
James Hardie Industries PLC CDI	4,004	61,134
JB Hi-Fi, Ltd.	3,464	60,812
Link Administration Holdings, Ltd.	13,718	86,623
Macquarie Atlas Roads Group	10,339	47,218
Metcash, Ltd.	29,937	61,844
Mirvac Group	41,842	77,339
Monash IVF Group, Ltd.	20,105	24,014
National Australia Bank, Ltd.	4,515	113,129
Navitas, Ltd.	9,965	36,445

Security	Shares	Value

Australia (continued)
Newcrest Mining, Ltd.	2,354	$40,248
Oil Search, Ltd.	13,639	77,311
Orica, Ltd.	4,147	66,423
Qantas Airways, Ltd.	11,500	54,276
REA Group, Ltd.	730	40,475
Rio Tinto, Ltd.	2,553	136,040
Scentre Group	37,835	116,662
South32, Ltd.	16,000	41,793
Southern Cross Media Group, Ltd.	63,616	54,663
Spark Infrastructure Group	66,000	128,483
Star Entertainment Group, Ltd. (The)	9,459	41,710
Stockland	22,834	79,141
Suncorp Group, Ltd.	2,484	25,855
Super Retail Group, Ltd.	4,935	29,380
Sydney Airport	7,656	41,712
Tabcorp Holdings, Ltd.	17,246	59,339
Tatts Group, Ltd.	19,917	63,667
Technology One, Ltd.	10,774	41,619
Telstra Corp., Ltd.	108,271	293,846
Tox Free Solutions, Ltd.	9,194	17,263
Transurban Group	15,294	142,170
Vicinity Centres	33,285	67,656
Washington H. Soul Pattinson & Co., Ltd.	4,310	55,137
Wesfarmers, Ltd.	9,028	289,174
Westpac Banking Corp.	8,556	216,719
WiseTech Global, Ltd.	4,806	42,971
Woodside Petroleum, Ltd.	12,096	285,139

		$5,826,716

Austria — 1.0%
ams AG	868	$79,193
ANDRITZ AG	758	42,862
BUWOG AG	1,234	35,570
CA Immobilien Anlagen AG	1,563	44,567
Erste Group Bank AG	1,664	71,427
EVN AG	2,151	33,954
Lenzing AG	182	24,637
Oesterreichische Post AG	1,473	65,410
OMV AG	1,960	117,626
Rhi Magnesita NV(1)	859	38,114
S&T AG	1,550	29,994
Telekom Austria AG	4,400	41,193
Verbund AG	4,533	110,080
Wienerberger AG	1,390	35,664

		$770,291

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Belgium — 2.0%
Aedifica SA	624	$59,475
Ageas	1,164	56,448
Anheuser-Busch InBev SA/NV	1,477	181,111
Barco NV	428	43,850
Bekaert SA	1,080	51,086
bpost SA	2,643	74,517
Cofinimmo	400	50,747
Colruyt SA	478	24,447
Econocom Group SA/NV	5,752	44,269
Elia System Operator SA/NV	500	29,003
Euronav SA	2,460	20,387
Groupe Bruxelles Lambert SA	721	77,440
KBC Group NV	1,043	86,641
Proximus SA	4,820	160,055
Retail Estates NV	566	45,375
Solvay SA	549	81,559
Telenet Group Holding NV(1)	2,650	183,273
UCB SA	2,340	170,342
Umicore SA	1,431	63,952

		$1,503,977

Denmark — 1.9%
Carlsberg A/S, Class B	1,706	$194,896
Chr. Hansen Holding A/S	850	74,383
Coloplast A/S, Class B	493	43,393
Danske Bank A/S	4,227	161,317
DSV A/S	504	38,972
ISS A/S	813	34,429
Nets A/S(1)(2)	2,166	55,291
Novo Nordisk A/S, Class B	3,312	164,901
Novozymes A/S, Class B	1,970	108,848
Orsted A/S(2)	3,312	185,594
Pandora A/S	1,843	174,028
Royal Unibrew A/S	730	42,027
TDC A/S	20,226	119,580
Vestas Wind Systems A/S	658	58,091

		$1,455,750

Finland — 1.9%
Amer Sports Oyj	3,072	$76,433
Citycon Oyj	12,000	29,302
Elisa Oyj	3,299	132,841
Fortum Oyj	8,212	174,295
Huhtamaki Oyj	736	31,350
Kemira Oyj	2,727	38,423

Security	Shares	Value

Finland (continued)
Kesko Oyj, Class B	1,695	$86,561
Kone Oyj, Class B	1,663	90,008
Neste Oyj	3,648	203,089
Nokia Oyj	21,840	107,407
Nokian Renkaat Oyj	1,252	57,401
Orion Oyj, Class B	2,195	89,962
Raisio Oyj, Class V	7,000	28,935
Sampo Oyj, Class A	2,829	148,041
Technopolis Oyj	12,850	57,905
UPM-Kymmene Oyj	1,915	57,512
Uponor Oyj	1,630	32,813
Valmet Oyj	1,377	26,698

		$1,468,976

France — 7.8%
Air Liquide SA	4,757	$605,680
Airbus SE	1,021	104,770
Alten SA	634	55,485
Altran Technologies SA	1,910	35,325
Atos SE	567	88,064
AXA SA	4,600	138,867
BNP Paribas SA	3,858	301,115
Bouygues SA	672	32,252
CNP Assurances	2,759	64,181
Danone SA	4,217	344,660
Dassault Systemes SE	1,096	116,347
Engie SA	24,589	415,605
Essilor International SA	871	110,271
Eutelsat Communications SA	985	24,672
Gecina SA	539	87,546
Groupe Eurotunnel SE	2,197	27,609
Hermes International	176	91,363
ICADE	757	66,155
Iliad SA	301	75,135
Ingenico Group SA	754	73,220
L’Oreal SA	875	194,743
Lagardere SCA	1,361	44,819
Legrand SA	560	41,558
LVMH Moet Hennessy Louis Vuitton SE	690	205,802
Mercialys SA	2,000	38,955
Nexity SA	1,000	61,462
Orange SA	26,441	434,364
Orpea	620	74,281
Rubis SCA	846	53,089
Safran SA	474	49,923
Sanofi	3,558	336,895

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

France (continued)
SCOR SE	1,284	$53,303
Societe BIC SA	422	44,559
Sodexo SA	251	31,933
Sopra Steria Group	268	50,275
Suez	5,207	91,573
Thales SA	600	62,528
Total SA	9,410	524,495
Ubisoft Entertainment SA(1)	1,067	81,412
Unibail-Rodamco SE	949	237,504
Vinci SA	1,776	174,008
Vivendi SA	5,190	128,877
Wendel SA	200	33,732

		$5,908,412

Germany — 7.8%
adidas AG	218	$48,523
Allianz SE	1,913	446,607
alstria office REIT AG	5,110	72,643
Aurubis AG	569	46,627
BASF SE	3,330	364,147
Bayer AG	2,283	296,970
Bechtle AG	400	32,014
Beiersdorf AG	1,213	136,451
Brenntag AG	492	27,914
Continental AG	340	86,528
Daimler AG	2,800	233,761
Deutsche Boerse AG	570	59,032
Deutsche Lufthansa AG	975	31,325
Deutsche Post AG	2,500	114,600
Deutsche Telekom AG	28,838	522,179
Deutsche Wohnen AG, Bearer Shares	4,814	206,041
E.ON SE	35,060	415,266
Freenet AG	1,200	40,185
Fresenius Medical Care AG & Co. KGaA	705	68,259
Fresenius SE & Co. KGaA	1,209	101,213
GEA Group AG	1,196	57,776
Grand City Properties SA	4,854	104,484
Henkel AG & Co. KGaA	523	65,962
Henkel AG & Co. KGaA, PFC Shares	2,602	365,363
Innogy SE(2)	2,800	130,217
KWS Saat SE	85	35,812
LEG Immobilien AG	1,088	110,829
Linde AG	1,079	233,038
MAN SE	432	47,836
Merck KGaA	412	44,205
MTU Aero Engines AG	316	53,474

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	660	$148,171
ProSiebenSat.1 Media SE	1,000	35,224
SAP SE	2,683	306,566
Scout24 AG(2)	1,500	60,130
Siemens AG	1,922	276,062
Software AG	800	40,664
TLG Immobilien AG	2,100	48,711
TUI AG	2,680	48,404
Uniper SE	2,844	79,912
United Internet AG	1,400	88,788
Volkswagen AG	330	61,627
Wirecard AG	366	36,362
Zalando SE(1)(2)	820	41,280

		$5,871,182

Hong Kong — 3.8%
ASM Pacific Technology, Ltd.	5,000	$72,952
China Cord Blood Corp.(1)	5,000	60,650
China Regenerative Medicine International, Ltd.(1)	1,025,000	30,759
Chow Sang Sang Holdings International, Ltd.	13,000	28,352
CK Asset Holdings, Ltd.	5,500	45,264
CK Infrastructure Holdings, Ltd.	13,000	113,192
CLP Holdings, Ltd.	23,500	239,182
Esprit Holdings, Ltd.(1)	27,800	16,821
First Pacific Co., Ltd.	106,000	80,768
G-Resources Group, Ltd.(1)	1,212,000	16,003
Hang Lung Group, Ltd.	6,000	21,082
Hang Seng Bank, Ltd.	6,800	161,180
HC International, Inc.	31,000	24,456
Henderson Land Development Co., Ltd.	6,000	39,155
HK Electric Investments & HK Electric Investments, Ltd.(2)	34,000	31,337
HKT Trust and HKT, Ltd.	116,000	141,552
Hong Kong & China Gas Co., Ltd.	41,000	77,721
Hong Kong Exchanges and Clearing, Ltd.	6,400	178,331
Hongkong Land Holdings, Ltd.	13,000	94,287
Hysan Development Co., Ltd.	7,000	33,821
I-CABLE Communications, Ltd.(1)	3,065	96
Jardine Matheson Holdings, Ltd.	2,400	153,748
Jardine Strategic Holdings, Ltd.	3,000	125,835
Johnson Electric Holdings, Ltd.	7,875	31,773
Kerry Properties, Ltd.	10,000	45,003
KuangChi Science, Ltd.(1)	120,000	45,545
Landing International Development, Ltd.(1)	1,920,000	53,206
Li & Fung, Ltd.	80,000	40,319
Link REIT	11,500	96,684
MGM China Holdings, Ltd.	31,200	70,384

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)
MTR Corp., Ltd.	11,500	$66,671
NWS Holdings, Ltd.	17,000	34,408
RM Group Holdings, Ltd.(1)	32,000	27,438
Shangri-La Asia, Ltd.	22,000	43,803
Sino Land Co., Ltd.	22,000	37,918
SJM Holdings, Ltd.	60,000	51,582
Swire Pacific, Ltd., Class A	4,000	39,528
Techtronic Industries Co., Ltd.	19,000	111,534
Television Broadcasts, Ltd.	14,600	55,216
Town Health International Medical Group, Ltd.	266,000	25,558
Vitasoy International Holdings, Ltd.	28,000	64,743
VTech Holdings, Ltd.	7,100	100,938
Yue Yuen Industrial Holdings, Ltd.	10,500	40,220

		$2,869,015

Ireland — 2.0%
Bank of Ireland Group PLC(1)	25,434	$199,281
C&C Group PLC	10,000	34,233
Cairn Homes PLC(1)	18,600	38,622
CRH PLC	4,400	165,581
DCC PLC	1,740	165,010
Grafton Group PLC	3,790	41,408
Hibernia REIT PLC	44,450	76,336
ICON PLC(1)	1,512	179,716
Irish Residential Properties REIT PLC	42,500	73,081
Kerry Group PLC, Class A	1,947	196,071
Paddy Power Betfair PLC	1,739	178,087
Smurfit Kappa Group PLC	1,300	38,780
UDG Healthcare PLC	8,000	98,229

		$1,484,435

Israel — 1.9%
Amot Investments, Ltd.	5,499	$32,455
Azrieli Group, Ltd.	1,066	60,224
Bank Hapoalim B.M.	15,152	107,279
Bezeq The Israeli Telecommunication Corp., Ltd.	112,262	167,729
Check Point Software Technologies, Ltd.(1)	525	61,798
Delek Automotive Systems, Ltd.	4,964	37,299
Delta-Galil Industries, Ltd.	2,301	75,257
Elbit Systems, Ltd.	1,014	150,492
Frutarom Industries, Ltd.	2,095	172,530
Israel Discount Bank, Ltd., Series A(1)	10,120	26,883
Jerusalem Oil Exploration(1)	620	33,182
Kenon Holdings, Ltd.(1)	672	11,552
Melisron, Ltd.	729	38,142

Security	Shares	Value

Israel (continued)
Mizrahi Tefahot Bank, Ltd.	1,469	$26,520
Nice, Ltd.	490	40,782
Oil Refineries, Ltd.	139,185	71,602
Orbotech, Ltd.(1)	716	32,019
Paz Oil Co., Ltd.	464	75,772
Reit 1, Ltd.	7,407	29,701
Shufersal, Ltd.	14,250	90,560
Teva Pharmaceutical Industries, Ltd. ADR	9,267	127,885

		$1,469,663

Italy — 4.3%
Amplifon SpA	6,312	$95,881
Ansaldo STS SpA(1)	2,606	35,964
Assicurazioni Generali SpA	4,184	76,148
Atlantia SpA	3,094	100,866
Beni Stabili SpA SIIQ	54,219	47,970
Brembo SpA	2,325	38,381
Buzzi Unicem SpA	2,282	63,530
Cementir Holding SpA	5,300	44,976
CIR SpA	19,905	29,920
Datalogic SpA	845	33,529
Davide Campari-Milano SpA	18,866	151,055
De’Longhi SpA	1,200	39,332
Ei Towers SpA	2,683	156,843
Enel SpA	48,562	301,165
ENI SpA	15,950	260,751
EXOR NV	1,016	65,132
Ferrari NV	574	68,730
Infrastrutture Wireless Italiane SpA(2)	33,089	226,144
International Game Technology PLC	2,116	49,726
Interpump Group SpA	778	26,187
Intesa Sanpaolo SpA	51,117	171,850
Italmobiliare SpA	1,360	36,598
Leonardo SpA	4,673	80,665
Luxottica Group SpA	1,065	61,059
Moncler SpA	1,030	29,240
Parmalat SpA	9,525	36,059
Poste Italiane SpA(2)	5,564	40,653
Prada SpA	6,900	23,799
Prysmian SpA	1,409	48,483
Recordati SpA	4,110	191,003
Reply SpA	996	52,934
Salvatore Ferragamo SpA	941	24,696
Snam SpA	16,776	85,656
STMicroelectronics NV	12,434	292,873
Terna Rete Elettrica Nazionale SpA	12,961	78,180

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Italy (continued)
UnipolSai Assicurazioni SpA	20,058	$45,641
Yoox Net-A-Porter Group SpA(1)	800	29,883

		$3,241,502

Japan — 15.8%
Activia Properties, Inc.	12	$46,958
Advance Residence Investment Corp.	12	28,209
Aeon Mall Co., Ltd.	3,500	62,586
Air Water, Inc.	2,000	38,383
Aisin Seiki Co., Ltd.	1,000	51,802
Ajinomoto Co., Inc.	2,100	42,245
ANA Holdings, Inc.	1,100	42,279
Anritsu Corp.	3,000	28,248
Asahi Group Holdings, Ltd.	1,500	68,488
Asahi Intecc Co., Ltd.	500	28,848
Asahi Kasei Corp.	6,000	72,658
Astellas Pharma, Inc.	8,900	118,449
Bandai Namco Holdings, Inc.	1,300	44,548
Bridgestone Corp.	900	42,993
Canon, Inc.	3,800	142,755
Central Japan Railway Co.	500	90,823
Chiba Bank, Ltd. (The)	4,000	30,662
Chugai Pharmaceutical Co., Ltd.	1,500	71,515
Chugoku Electric Power Co., Inc. (The)	4,500	50,176
Citizen Watch Co., Ltd.	7,100	52,199
Concordia Financial Group, Ltd.	11,700	61,964
Credit Saison Co., Ltd.	1,400	28,189
Daicel Corp.	3,400	42,451
Daido Steel Co., Ltd.	700	44,352
Daikin Industries, Ltd.	500	55,255
Daishi Bank, Ltd. (The)	900	44,072
Daito Trust Construction Co., Ltd.	600	104,901
Daiwa House Industry Co., Ltd.	3,900	142,946
Daiwa House REIT Investment Corp.	23	53,747
Daiwa Securities Group, Inc.	7,000	43,888
Denso Corp.	1,000	55,074
Dentsu, Inc.	1,000	42,774
East Japan Railway Co.	600	58,188
Eisai Co., Ltd.	1,500	83,485
FamilyMart UNY Holdings Co., Ltd.	1,400	79,572
Fancl Corp.	3,600	94,979
FANUC Corp.	400	93,530
Fast Retailing Co., Ltd.	200	66,915
Frontier Real Estate Investment Corp.	8	31,325
FUJIFILM Holdings Corp.	1,000	40,908
Fukuoka Financial Group, Inc.	7,000	36,128

Security	Shares	Value

Japan (continued)
GLP J-Reit	50	$50,121
Gunma Bank, Ltd. (The)	5,000	32,189
Hankyu Hanshin Holdings, Inc.	1,000	38,987
Hirose Electric Co., Ltd.	300	45,131
Hiroshima Bank, Ltd. (The)	3,000	25,400
Hisamitsu Pharmaceutical Co., Inc.	900	49,553
Hokuhoku Financial Group, Inc.	1,500	24,725
Hulic Co., Ltd.	4,000	41,264
Idemitsu Kosan Co., Ltd.	2,600	75,998
Ito En, Ltd.	1,400	49,019
ITOCHU Corp.	3,300	57,805
Iyo Bank, Ltd. (The)	4,600	39,710
Japan Airlines Co., Ltd.	1,400	47,918
Japan Exchange Group, Inc.	2,100	37,860
Japan Hotel REIT Investment Corp.	63	41,712
Japan Prime Realty Investment Corp.	11	35,379
Japan Real Estate Investment Corp.	13	60,946
Japan Retail Fund Investment Corp.	31	55,014
Japan Tobacco, Inc.	3,200	105,921
JXTG Holdings, Inc.	52,800	272,648
Kajima Corp.	4,000	41,486
Kakaku.com, Inc.	4,000	54,924
Kamigumi Co., Ltd.	1,500	35,908
Kansai Electric Power Co., Inc. (The)	8,600	117,769
Kansai Paint Co., Ltd.	2,300	59,117
Kao Corp.	2,100	126,914
KDDI Corp.	22,300	594,131
Kenedix Office Investment Corp.	6	32,144
Keyence Corp.	200	111,045
Kikkoman Corp.	1,700	58,345
Kintetsu Group Holdings Co., Ltd.	800	30,762
Kirin Holdings Co., Ltd.	3,200	76,812
Kuraray Co., Ltd.	2,500	49,236
Kyocera Corp.	1,100	73,576
KYORIN Holdings, Inc.	2,800	57,506
Kyowa Hakko Kirin Co., Ltd.	2,000	36,918
Kyushu Electric Power Co., Inc.	4,800	54,749
Lawson, Inc.	300	19,590
Leopalace21 Corp.	4,200	31,362
Lion Corp.	2,100	40,409
LIXIL Group Corp.	1,500	41,312
M3, Inc.	1,200	35,792
Makita Corp.	1,000	41,909
Marubeni Corp.	7,000	46,935
Maruichi Steel Tube, Ltd.	1,200	36,662
Megmilk Snow Brand Co., Ltd.	1,400	39,189

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
MEIJI Holdings Co., Ltd.	500	$40,875
Miraca Holdings, Inc.	1,300	60,485
Mitsubishi Motors Corp.	6,600	52,852
Mitsui & Co., Ltd.	3,900	58,244
Mizuho Financial Group, Inc.	75,500	137,174
Mori Hills REIT Investment Corp.	25	29,170
MS&AD Insurance Group Holdings, Inc.	1,800	61,150
NEC Corp.	1,500	41,159
NH Foods, Ltd.	2,000	57,530
Nikon Corp.	4,100	77,863
Nintendo Co., Ltd.	400	155,185
Nippon Accommodations Fund, Inc.	8	30,836
Nippon Building Fund, Inc.	14	67,594
Nippon Electric Glass Co., Ltd.	1,000	40,829
Nippon Kayaku Co., Ltd.	2,000	31,753
Nippon Prologis REIT, Inc.	26	54,668
Nippon Shinyaku Co., Ltd.	600	42,521
Nippon Shokubai Co., Ltd.	600	45,259
Nippon Steel & Sumitomo Metal Corp.	3,000	71,926
Nippon Telegraph & Telephone Corp.	3,400	164,382
Nissan Chemical Industries, Ltd.	1,700	63,409
Nissan Motor Co., Ltd.	4,100	39,874
Nisshin Seifun Group, Inc.	2,400	42,179
Nissin Foods Holdings Co., Ltd.	1,200	75,560
Nitori Holdings Co., Ltd.	400	58,133
Nomura Real Estate Master Fund, Inc.	43	53,782
Nomura Research Institute, Ltd.	1,200	50,874
NTT Data Corp.	5,500	64,057
NTT DoCoMo, Inc.	17,500	423,828
Okinawa Electric Power Co., Inc. (The)	2,090	47,751
Omron Corp.	700	39,225
Ono Pharmaceutical Co., Ltd.	2,500	57,298
Oriental Land Co., Ltd.	700	55,988
ORIX Corp.	3,900	67,055
Orix JREIT, Inc.	34	46,715
Osaka Gas Co., Ltd.	7,600	147,205
Otsuka Holdings Co., Ltd.	3,100	129,501
Rakuten, Inc.	3,000	32,102
Recruit Holdings Co., Ltd.	3,200	78,456
Relo Group, Inc.	1,200	29,709
Resona Holdings, Inc.	14,200	76,756
Ricoh Co., Ltd.	4,000	37,119
Rinnai Corp.	600	51,409
San-Ai Oil Co., Ltd.	4,000	47,774
SECOM Co., Ltd.	500	38,071
Sekisui House, Ltd.	4,000	74,794

Security	Shares	Value

Japan (continued)
Shimano, Inc.	300	$41,052
Shin-Etsu Chemical Co., Ltd.	1,400	147,646
Shionogi & Co., Ltd.	1,100	59,221
Shizuoka Bank, Ltd. (The)	5,000	48,658
Showa Shell Sekiyu K.K.	7,000	82,581
Sompo Holdings, Inc.	1,600	64,312
Sumitomo Corp.	4,900	70,874
Sumitomo Electric Industries, Ltd.	1,900	32,348
Sumitomo Metal Mining Co., Ltd.	2,000	78,903
Sumitomo Mitsui Financial Group, Inc.	4,100	164,257
Suntory Beverage & Food, Ltd.	900	41,411
Suzuki Motor Corp.	1,000	54,773
T&D Holdings, Inc.	2,400	37,442
Taiheiyo Cement Corp.	1,500	59,953
Taisho Pharmaceutical Holdings Co., Ltd.	600	45,694
Takeda Pharmaceutical Co., Ltd.	3,600	202,986
TEIJIN, Ltd.	2,400	50,797
Terumo Corp.	2,500	104,176
Toho Gas Co., Ltd.	800	22,367
Tohoku Electric Power Co., Inc.	6,300	82,649
Tokio Marine Holdings, Inc.	2,700	116,390
Tokyo Electron, Ltd.	400	70,432
Tokyo Gas Co., Ltd.	9,200	229,500
Tokyu Corp.	2,000	30,254
Toppan Printing Co., Ltd.	4,000	40,695
Toray Industries, Inc.	9,000	91,095
Toshiba Corp.(1)	18,000	52,039
Tosoh Corp.	2,500	53,952
Toyo Ink SC Holdings Co., Ltd.	7,000	41,224
Toyo Suisan Kaisha, Ltd.	1,000	38,470
Toyobo Co., Ltd.	1,800	34,672
Toyota Motor Corp.	5,100	316,333
Trend Micro, Inc.	1,000	53,624
Ube Industries, Ltd.	1,700	52,224
United Urban Investment Corp.	36	51,790
West Japan Railway Co.	800	56,413
Yahoo! Japan Corp.	11,200	50,074
Yakult Honsha Co., Ltd.	600	49,607
Yamato Holdings Co., Ltd.	2,000	40,892
Yamato Kogyo Co., Ltd.	1,000	26,749
Yamazaki Baking Co., Ltd.	2,000	36,000
Yaskawa Electric Corp.	1,000	35,831
Zeon Corp.	3,000	39,941

		$11,941,649

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Netherlands — 3.9%
Aalberts Industries NV	1,153	$56,855
ABN AMRO Group NV(2)	1,800	55,592
Accell Group	1,483	45,291
Akzo Nobel NV	1,981	178,846
Altice NV, Class B(1)	2,034	38,349
AMG Advanced Metallurgical Group NV	637	30,487
ASM International NV	820	54,952
ASML Holding NV	1,793	323,510
ASR Nederland NV	1,620	66,411
Cimpress NV(1)	600	65,484
Corbion NV	1,009	33,714
Eurocommercial Properties NV	1,255	52,257
Gemalto NV	831	32,887
GrandVision NV(2)	1,280	31,946
IMCD Group NV	840	52,831
ING Groep NV	16,339	301,936
InterXion Holding NV(1)	1,208	64,495
Koninklijke Ahold Delhaize NV	4,518	85,007
Koninklijke KPN NV	47,300	162,753
Koninklijke Philips NV	3,713	151,316
Koninklijke Vopak NV	1,452	62,847
NN Group NV	1,302	54,525
Philips Lighting NV(2)	1,400	53,061
PostNL NV	8,000	34,096
QIAGEN NV(1)	2,618	88,820
RELX NV	4,504	101,686
TKH Group NV	800	53,872
TomTom NV(1)	3,382	38,530
Unilever NV	7,925	460,363
Wolters Kluwer NV	2,003	98,172

		$2,930,891

New Zealand — 1.0%
A2 Milk Co., Ltd.(1)	11,400	$67,682
Air New Zealand, Ltd.	10,500	23,721
Auckland International Airport, Ltd.	12,240	52,169
Contact Energy, Ltd.	17,100	67,301
Fisher & Paykel Healthcare Corp., Ltd.	3,630	32,925
Fletcher Building, Ltd.	12,248	61,782
Goodman Property Trust	27,739	24,876
Heartland Bank, Ltd.	35,752	46,480
Kiwi Property Group, Ltd.	28,800	26,122
Precinct Properties New Zealand, Ltd.	27,851	24,687
Ryman Healthcare, Ltd.	3,670	23,364
SKYCITY Entertainment Group, Ltd.	14,241	37,911
Spark New Zealand, Ltd.	27,540	69,387

Security	Shares	Value

New Zealand (continued)
Summerset Group Holdings, Ltd.	7,300	$24,330
Trade Me, Ltd.	8,490	26,219
Xero, Ltd.(1)	4,010	94,446
Z Energy, Ltd.	13,924	70,229

		$773,631

Norway — 1.9%
Atea ASA	6,274	$79,149
Austevoll Seafood ASA	4,763	47,675
Borregaard ASA	1,881	18,129
DNB ASA	8,378	161,690
Entra ASA(2)	6,540	90,010
Europris ASA(2)	9,810	44,650
Gjensidige Forsikring ASA	1,701	32,011
Golar LNG, Ltd.	1,000	21,130
Kongsberg Gruppen ASA	3,498	63,850
Marine Harvest ASA	3,300	64,447
Nordic Nanovector ASA(1)	2,000	20,484
Nordic Semiconductor ASA(1)	6,600	33,092
Salmar ASA	646	19,260
Schibsted ASA, Class B	3,350	78,615
SpareBank 1 SMN	3,485	36,197
Statoil ASA	7,438	151,122
Telenor ASA	8,446	179,340
Tomra Systems ASA	5,900	82,366
XXL ASA(2)	3,700	39,901
Yara International ASA	3,528	167,554

		$1,430,672

Portugal — 0.9%
CTT-Correios de Portugal SA	11,700	$68,886
EDP-Energias de Portugal SA	23,100	82,380
Galp Energia SGPS SA, Class B	9,466	175,992
Jeronimo Martins SGPS SA	7,890	143,354
Navigator Co. SA (The)	19,411	98,996
NOS SGPS SA	22,214	133,096
Pharol SGPS SA(1)	43,046	21,354

		$724,058

Singapore — 1.9%
Ascendas Real Estate Investment Trust	23,500	$47,250
CapitaLand Commercial Trust, Ltd.	20,500	26,112
CapitaLand Mall Trust	15,800	23,423
ComfortDelGro Corp., Ltd.	14,100	20,903
DBS Group Holdings, Ltd.	6,700	111,880

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Singapore (continued)
Ezion Holdings, Ltd.(1)(3)	160,000	$18,499
Flex, Ltd.(1)	7,457	132,735
Genting Singapore PLC	118,500	106,066
Global Logistic Properties, Ltd.	10,300	25,090
Hutchison Port Holdings Trust	44,000	18,920
IGG, Inc.	20,000	26,852
Keppel Infrastructure Trust	95,400	38,840
Mapletree Commercial Trust	29,000	33,076
Raffles Medical Group, Ltd.	38,400	31,828
Singapore Airlines, Ltd.	4,000	30,145
Singapore Airport Terminal Services, Ltd.	7,300	25,180
Singapore Exchange, Ltd.	7,000	39,394
Singapore Post, Ltd.	26,100	24,604
Singapore Press Holdings, Ltd.	41,000	81,192
Singapore Technologies Engineering, Ltd.	29,000	74,036
Singapore Telecommunications, Ltd.	66,900	184,106
Suntec Real Estate Investment Trust	27,000	38,653
United Overseas Bank, Ltd.	4,500	81,296
Venture Corp., Ltd.	3,600	51,461
Wilmar International, Ltd.	75,000	186,634

		$1,478,175

Spain — 3.9%
Abertis Infraestructuras SA	3,252	$70,337
Acerinox SA	2,900	41,664
Aena SA(2)	425	77,976
Almirall SA	2,800	27,101
Amadeus IT Group SA	3,750	254,433
Axiare Patrimonio SOCIMI SA	2,208	41,409
Banco Bilbao Vizcaya Argentaria SA	14,580	127,494
Banco de Sabadell SA	23,300	46,652
Bankia SA	3,739	17,843
Bankinter SA	3,250	30,669
CaixaBank SA	12,618	59,032
Cellnex Telecom SA(2)	1,600	39,715
Cia de Distribucion Integral Logista Holdings SA	1,300	30,456
Coca-Cola European Partners PLC	4,800	196,128
Ebro Foods SA	3,470	83,466
Enagas SA	2,600	74,890
Endesa SA	1,800	41,199
Ercros SA	10,000	32,366
Gestamp Automocion SA(1)(2)	4,749	31,551
Grifols SA	4,678	146,398
Grifols SA ADR	5,800	137,170
Hispania Activos Inmobiliarios SOCIMI SA	2,750	47,452
Iberdrola SA	23,859	192,805

Security	Shares	Value

Spain (continued)
Industria de Diseno Textil SA	6,502	$243,032
Inmobiliaria Colonial Socimi SA	12,069	114,903
Lar Espana Real Estate Socimi SA	5,104	50,042
Neinor Homes SA(1)(2)	1,425	29,333
Prosegur Cash SA(1)(2)	10,000	32,605
Prosegur Cia de Seguridad SA	4,500	34,341
Red Electrica Corp. SA	1,572	34,808
Repsol SA	12,635	236,772
Siemens Gamesa Renewable Energy SA	3,710	53,794
Telefonica SA	24,977	261,895
Tubacex SA(1)	12,500	44,416

		$2,984,147

Sweden — 3.9%
Alfa Laval AB	2,000	$50,650
Assa Abloy AB, Class B	2,883	60,782
Attendo AB(2)	2,648	31,138
Axfood AB	2,772	50,123
BillerudKorsnas AB	5,767	99,256
Bonava AB, Class B	2,000	29,126
Capio AB(2)	6,000	30,536
Castellum AB	6,400	102,696
Catena Media PLC(1)	3,525	32,732
Elekta AB, Class B	17,600	169,244
Essity Aktiebolag, Class B(1)	7,154	213,829
Fabege AB	2,133	45,039
Getinge AB, Class B	4,020	79,128
Hennes & Mauritz AB, Class B	8,337	209,218
Hexpol AB	9,658	97,684
Holmen AB, Class B	649	31,898
Hufvudstaden AB, Class A	4,938	81,256
Industrivarden AB, Class C	2,456	63,111
Kindred Group PLC SDR	3,604	46,024
Kungsleden AB	6,500	46,383
Lundin Petroleum AB(1)	6,164	145,009
Mycronic AB	2,681	31,840
NetEnt AB	2,500	19,813
Nordea Bank AB	3,100	37,463
Securitas AB, Class B	1,900	33,337
Skanska AB, Class B	1,238	27,148
SKF AB, Class B	2,244	52,148
Starbreeze AB(1)	16,600	17,248
Svenska Cellulosa AB SCA, Class B	9,048	84,960
Svenska Handelsbanken AB, Class A	5,337	76,492
Swedbank AB, Class A	4,442	110,240
Swedish Match AB	1,540	58,013

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson, Class B	32,761	$206,168
Telia Co. AB	67,805	313,833
Trelleborg AB, Class B	1,700	42,098
Volvo AB	3,350	66,351
Wihlborgs Fastigheter AB	1,547	36,729

		$2,928,743

Switzerland — 7.6%
Allreal Holding AG	417	$69,697
ALSO Holding AG	375	50,762
Ascom Holding AG	1,636	37,451
Baloise Holding AG	509	80,248
Burckhardt Compression Holdings AG	140	41,708
Cembra Money Bank AG	670	60,021
Clariant AG	4,400	110,704
Compagnie Financiere Richemont SA, Class A	6,227	574,044
Daetwyler Holding AG	260	43,600
DKSH Holding AG	352	29,530
dormakaba Holding AG	30	29,693
Ems-Chemie Holding AG	178	116,692
Flughafen Zurich AG	187	40,668
Geberit AG	233	105,491
Georg Fischer AG	32	39,426
Givaudan SA	143	319,360
Helvetia Holding AG	85	45,695
Inficon Holding AG	86	53,415
Julius Baer Group, Ltd.	800	47,318
Komax Holding AG	194	55,533
Kuehne & Nagel International AG	665	116,186
Landis+Gyr Group AG(1)	700	47,641
Mobimo Holding AG	139	35,124
Nestle SA	9,540	802,681
Novartis AG	4,450	367,033
Panalpina Welttransport Holding AG	330	45,350
Pargesa Holding SA	850	71,180
Partners Group Holding AG	59	39,683
Roche Holding AG PC	1,904	440,073
Schindler Holding AG PC	257	58,238
SGS SA	46	113,599
Sika AG, Bearer Shares	35	259,051
Sulzer AG	480	61,492
Swatch Group AG (The)	1,112	83,819
Swatch Group AG (The), Bearer Shares	442	173,239
Swiss Life Holding AG	109	37,885
Swiss Prime Site AG	1,391	118,777
Swiss Re AG	2,119	199,420

Security	Shares	Value

Switzerland (continued)
Swisscom AG	516	$260,696
Temenos Group AG	1,500	173,207
Valiant Holding AG	270	27,794
Valora Holding AG	105	33,650
Zehnder Group AG	691	25,352
Zurich Insurance Group AG	620	189,202

		$5,731,428

United Kingdom — 15.6%
Antofagasta PLC	7,900	$100,122
AstraZeneca PLC	4,636	313,676
Aveva Group PLC	2,545	85,264
Aviva PLC	15,804	106,020
Babcock International Group PLC	3,446	37,157
BAE Systems PLC	15,161	119,428
Bellway PLC	1,375	66,668
Berkeley Group Holdings PLC	1,125	55,902
BHP Billiton PLC	10,660	193,006
Big Yellow Group PLC	7,156	73,938
British American Tobacco PLC	5,825	376,352
Bunzl PLC	1,400	43,611
Cairn Energy PLC(1)	15,590	43,779
Carnival PLC	1,559	102,782
Cineworld Group PLC	5,166	45,579
Close Brothers Group PLC	1,265	23,331
Cobham PLC(1)	11,321	20,894
Compass Group PLC	5,483	120,376
Cranswick PLC	994	40,661
Croda International PLC	1,357	75,415
Daily Mail & General Trust PLC, Class A	2,268	20,888
Dignity PLC	1,253	40,338
Direct Line Insurance Group PLC	12,400	61,201
easyJet PLC	2,278	40,514
Elementis PLC	6,330	23,904
Essentra PLC	5,799	40,998
Experian PLC	8,507	179,228
Ferguson PLC	1,410	98,601
Fidessa Group PLC	1,027	31,053
FirstGroup PLC(1)	13,353	19,507
Fresnillo PLC	2,137	36,958
G4S PLC	13,501	50,378
GlaxoSmithKline PLC	37,061	665,146
Grainger PLC	21,884	80,934
Great Portland Estates PLC	10,225	84,466
Greene King PLC	2,038	14,644
Halma PLC	4,457	69,934

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
Hammerson PLC	17,653	$122,886
Howden Joinery Group PLC	5,263	28,662
HSBC Holdings PLC	44,206	431,677
Imperial Brands PLC	3,489	142,252
Informa PLC	7,317	67,727
Inmarsat PLC	15,165	125,089
Intertek Group PLC	1,447	104,243
John Wood Group PLC	5,609	53,038
Johnson Matthey PLC	1,560	70,037
Just Eat PLC(1)	8,400	87,024
Kcom Group PLC	18,722	26,723
Keller Group PLC	1,779	22,131
Kingfisher PLC	14,750	61,325
Land Securities Group PLC	14,128	181,457
Legal & General Group PLC	20,937	74,234
Lloyds Banking Group PLC	141,652	128,398
LondonMetric Property PLC	32,609	76,350
Marston’s PLC	12,099	17,130
Merlin Entertainments PLC(2)	8,625	43,386
Micro Focus International PLC	5,281	185,492
Mimecast, Ltd.(1)	1,100	34,969
Mitie Group PLC	5,571	17,530
Moneysupermarket.com Group PLC	16,319	70,410
National Grid PLC	49,757	598,948
NCC Group PLC	10,809	33,010
NEPI Rockcastle PLC	1,887	26,269
Next PLC	1,135	74,191
Paragon Banking Group PLC	4,937	31,157
Pearson PLC	6,802	63,515
Pennon Group PLC	12,493	131,758
Phoenix Group Holdings	2,631	26,445
Playtech PLC	4,633	60,538
Provident Financial PLC	887	10,978
QinetiQ Group PLC	8,311	26,940
Randgold Resources, Ltd.	1,173	115,268
Reckitt Benckiser Group PLC	2,232	199,690
RELX PLC	3,873	89,121
Rentokil Initial PLC	15,781	70,373
Rightmove PLC	1,155	63,720
Rio Tinto PLC	4,969	234,838
Rolls-Royce Holdings PLC	6,692	86,481
Rolls-Royce Holdings PLC, Class C	307,832	409
Royal Dutch Shell PLC, Class A	19,351	609,165
Royal Dutch Shell PLC, Class B	11,298	363,765
Royal Mail PLC	6,900	34,287
RPC Group PLC	7,000	87,602

Security	Shares	Value

United Kingdom (continued)
RSA Insurance Group PLC	7,955	$66,427
Sage Group PLC (The)	21,278	210,622
Segro PLC	20,124	145,277
Severn Trent PLC	5,571	156,207
Shaftesbury PLC	7,730	101,709
Sky PLC(1)	7,199	90,162
St. James’s Place PLC	4,626	72,304
Standard Life Aberdeen PLC	14,339	81,822
Stobart Group, Ltd.	10,700	40,162
TalkTalk Telecom Group PLC	36,853	104,508
Tate & Lyle PLC	7,007	60,192
Tritax Big Box REIT PLC	37,589	73,542
UBM PLC	2,425	22,655
Ultra Electronics Holdings PLC	1,034	25,038
Unilever PLC	4,757	269,598
UNITE Group PLC (The)	9,181	85,768
United Utilities Group PLC	14,877	164,593
Victrex PLC	2,610	83,105
Vodafone Group PLC	285,723	817,264
WH Smith PLC	2,282	62,042
William Hill PLC	6,621	22,720
Worldpay Group PLC(2)	24,084	129,827
WPP PLC	4,460	78,849

		$11,777,684

Total Common Stocks (identified cost $67,401,928)		$74,570,997

Rights(1) — 0.0%(4)

Security	Shares	Value
Macquarie Atlas Roads Group	1,561	$1,003

Total Rights (identified cost $0)		$1,003

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 0.3%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(5)	220,076	$220,098

Total Short-Term Investments (identified cost $220,098)		$220,098

Total Investments — 98.8% (identified cost $67,622,026)		$74,792,098

Other Assets, Less Liabilities — 1.2%		$888,314

Net Assets — 100.0%		$75,680,412

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $1,531,873 or 2.0% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(4)	Amount is less than 0.05%.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
Euro	34.0%	$25,739,109
British Pound Sterling	15.9	12,069,497
Japanese Yen	15.8	11,941,649
Swiss Franc	7.7	5,810,621
Australian Dollar	7.6	5,730,979
Swedish Krona	3.9	2,928,743
Hong Kong Dollar	3.3	2,485,146
United States Dollar	2.5	1,873,533
Danish Krone	1.9	1,455,750
Norwegian Krone	1.9	1,409,542
Singapore Dollar	1.7	1,299,668
Israeli Shekel	1.6	1,247,961
New Zealand Dollar	1.0	773,631
South African Rand	0.0 (1)	26,269

Total Investments	98.8%	$74,792,098

(1)	Amount is less than 0.05%.

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	10.9%	$8,258,015
Industrials	10.6	8,008,400
Consumer Discretionary	10.1	7,641,781
Consumer Staples	10.1	7,637,211
Materials	9.3	7,037,526
Information Technology	9.1	6,855,137
Health Care	9.0	6,812,092
Telecommunication Services	8.3	6,260,650
Real Estate	8.1	6,159,160
Utilities	7.1	5,394,513
Energy	5.9	4,507,515
Short-Term Investments	0.3	220,098

Total Investments	98.8%	$74,792,098

Abbreviations:

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares
SDR	–	Swedish Depositary Receipt

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $67,401,928)	$74,572,000
Affiliated investment, at value (identified cost, $220,098)	220,098
Foreign currency, at value (identified cost, $33,234)	33,273
Dividends receivable	118,454
Dividends receivable from affiliated investment	185
Receivable for investments sold	2,368,182
Tax reclaims receivable	781,534
Total assets	$78,093,726

Liabilities
Payable for investments purchased	$2,317,150
Payable to affiliates:
Investment adviser fee	31,983
Trustees’ fees	374
Accrued expenses	63,807
Total liabilities	$2,413,314
Net Assets applicable to investors’ interest in Portfolio	$75,680,412

Sources of Net Assets
Investors’ capital	$68,527,551
Net unrealized appreciation	7,152,861
Total	$75,680,412

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $242,066)	$2,063,387
Dividends from affiliated investment	2,729
Total investment income	$2,066,116

Expenses
Investment adviser fee	$345,887
Trustees’ fees and expenses	4,381
Custodian fee	66,911
Legal and accounting services	52,845
Miscellaneous	2,904
Total expenses	$472,928

Net investment income	$1,593,188

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,655,488
Investment transactions — affiliated investment	4
Foreign currency transactions	16,122
Net realized gain	$4,671,614
Change in unrealized appreciation (depreciation) —
Investments	$7,550,185
Investments — affiliated investment	(48)
Foreign currency	9,441
Net change in unrealized appreciation (depreciation)	$7,559,578

Net realized and unrealized gain	$12,231,192

Net increase in net assets from operations	$13,824,380

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,593,188	$1,479,903
Net realized gain (loss)	4,671,614	(921,323)
Net change in unrealized appreciation (depreciation)	7,559,578	(249,947)
Net increase in net assets from operations	$13,824,380	$308,633
Capital transactions —
Contributions	$4,732,173	$2,951,124
Withdrawals	(8,271,174)	(9,782,962)
Net decrease in net assets from capital transactions	$(3,539,001)	$(6,831,838)

Net increase (decrease) in net assets	$10,285,379	$(6,523,205)

Net Assets
At beginning of year	$65,395,033	$71,918,238
At end of year	$75,680,412	$65,395,033

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014		2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.97%	0.92%	0.92%		0.94%
Net investment income	2.30%	2.19%	2.06%	2.55	%(2)	2.28%
Portfolio Turnover	26%	14%	11%	53%		30%

Total Return	22.05%	0.74%	0.31%	1.30%		21.20%

Net assets, end of year (000’s omitted)	$75,680	$65,395	$71,918	$111,032		$115,036

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes special dividends equal to 0.41% of average daily net assets.

33	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 53.2% and 46.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

34

Tax-Managed International Equity Portfolio

October 31, 2017

Notes to Financial Statements — continued

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $345,887 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $17,693,687 and $19,291,431, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$68,012,906

Gross unrealized appreciation	$11,421,914
Gross unrealized depreciation	(4,642,722)

Net unrealized appreciation	$6,779,192

35

Tax-Managed International Equity Portfolio

October 31, 2017

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Asia/Pacific	$290,125	$22,690,141		$18,499	$22,998,765
Developed Europe	986,322	49,116,247		—	50,102,569
Developed Middle East	221,702	1,247,961		—	1,469,663

Total Common Stocks	$1,498,149	$73,054,349	**	$18,499	$74,570,997

Rights	$—	$1,003		$—	$1,003
Short-Term Investments	—	220,098		—	220,098

Total Investments	$1,498,149	$73,275,450		$18,499	$74,792,098

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

36

Tax-Managed International Equity Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

37

Parametric Tax-Managed International Equity Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Parametric Tax-Managed International Equity Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

39

Parametric Tax-Managed International Equity Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International

Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.17

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 34

Federal Tax Information	18

Management and Organization	35

Important Notices	38

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12-month period ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Equity returns were strong across developed and emerging markets, and higher-yielding fixed-income sectors posted healthy increases. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies, reversing some of the gains over the prior two years.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout the year. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened.

As volatility in U.S. markets fell to historic lows and the unemployment rate fell to the levels it hadn’t been at since the start of the century, the Federal Reserve (the Fed) felt comfortable enough with continuing normalizing monetary policy despite stubbornly low inflation. During the 12-month period ended October 31, 2017, the Fed raised interest rates three times, which was above most economist estimates going into the period. In addition to the three rate hikes, the Fed also took the first step in the multi-year process of balance sheet normalization by announcing a program to allow a small portion of its $4.2 trillion Treasury and Agency Mortgage-Backed Securities (MBS) holdings to begin running off, which commenced in October 2017. The initial program does not involve any selling of bonds; instead it doesn’t fully reinvest maturing Treasurys and Agency MBS prepayments.

Against this backdrop, the U.S. Treasury curve flattened for the fourth consecutive year, as the short-end sold off throughout the course of the year and the long-end, after a post-election sell-off, remained range bound. The Agency MBS market digested the implementation of the Fed’s balance sheet normalization plan better than anticipated and mortgage spreads ground tighter throughout the year. Agency MBS prepayment speeds slowed early in the year due to the post-election spike in mortgage rates.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Short Duration Government Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.97%. By comparison, the Fund’s benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index (the Index) returned 0.24% for the period.

Management believed the bond market was underestimating the Fed’s resolve to continue to normalize the Federal Funds rate and the short-end of the Treasury curve most susceptible to a sell-off. Given this view, the Fund continued to maintain a duration6 shorter than the benchmark throughout the year, which benefited performance as short-end rates rose.

The Fund was helped by a substantial increase in its Floating-Rate Agency MBS position, which outperformed Fixed-Rate Agency MBS and Treasurys over the course of the year. As the short-end of the yield curve rose on the back of Fed Rate hikes, the coupons in Floating-Rate Agency MBS reset higher, providing more yield to buyers going forward.

The Fund’s investment in negative duration, interest only Agency MBS provided a substantial boost to returns over the 12-month period. As interest rates rose, prepayments slowed on the Fund’s interest only agency MBS, and prices on these securities increased due to the prospects the stream of income provided by these securities would extend.

Management continued to believe investors were not being compensated in the current environment for taking interest rate risk and maintained a shorter duration than the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	1.97%	1.01%	2.41%
Class A with 2.25% Maximum Sales Charge	—	—	–0.32	0.55	2.18
Class C at NAV	09/30/2002	09/30/2002	1.36	0.40	1.80
Class C with 1% Maximum Sales Charge	—	—	0.37	0.40	1.80
Class I at NAV	05/04/2009	09/30/2002	2.23	1.26	2.62
ICE BofAML 1–3 Year U.S. Treasury Index	—	—	0.24%	0.63%	1.66%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.96%	1.56%	0.71%
Net			0.90	1.50	0.65

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$11,949	N.A.
Class I	$250,000	10/31/2007	$323,787	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio. Other represents any investment type less than 1% of total investments.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.90	$4.55	0.90%
Class C	$1,000.00	$1,004.90	$7.63	1.51%
Class I	$1,000.00	$1,009.20	$3.29	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	0.90%
Class C	$1,000.00	$1,017.60	$7.68	1.51%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $563,771,596)	$562,353,735
Receivable for Fund shares sold	3,501,594
Total assets	$565,855,329

Liabilities
Payable for Fund shares redeemed	$2,148,047
Distributions payable	91,295
Payable to affiliates:
Distribution and service fees	78,199
Trustees’ fees	43
Other	435
Accrued expenses	114,657
Total liabilities	$2,432,676
Net Assets	$563,422,653

Sources of Net Assets
Paid-in capital	$604,915,521
Accumulated net realized loss from Portfolios	(39,983,712)
Accumulated distributions in excess of net investment income	(91,295)
Net unrealized depreciation from Portfolio	(1,417,861)
Total	$563,422,653

Class A Shares
Net Assets	$181,071,208
Shares Outstanding	21,959,797
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.25
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.44

Class C Shares
Net Assets	$57,129,408
Shares Outstanding	6,919,347
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.26

Class I Shares
Net Assets	$325,222,037
Shares Outstanding	39,485,681
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.24

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolios	$14,096,069
Dividends allocated from Portfolios	244,829
Expenses allocated from Portfolios	(2,644,854)
Total investment income from Portfolios	$11,696,044

Expenses
Distribution and service fees
Class A	$402,640
Class B	1,520
Class C	566,378
Trustees’ fees and expenses	500
Custodian fee	43,132
Transfer and dividend disbursing agent fees	279,728
Legal and accounting services	49,522
Printing and postage	49,696
Registration fees	108,695
Miscellaneous	14,440
Total expenses	$1,516,251

Net investment income	$10,179,793

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolio	$(153,718)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	1,405,980
Written options	115,234
Financial futures contracts	(8,221,193)
Swap contracts	(293,418)
Foreign currency transactions	1,255
Forward foreign currency exchange contracts	14,582
Net realized loss	$(7,131,278)
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolio	$153,718
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	(2,262,824)
Financial futures contracts	3,965,455
Swap contracts	4,063,687
Foreign currency	(3,145)
Forward foreign currency exchange contracts	(2,355)
Net change in unrealized appreciation (depreciation)	$5,914,536

Net realized and unrealized loss	$(1,216,742)

Net increase in net assets from operations	$8,963,051

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$10,179,793	$10,425,368
Net realized gain (loss)	(7,131,278)	5,854,047
Net change in unrealized appreciation (depreciation)	5,914,536	(13,512,648)
Net increase in net assets from operations	$8,963,051	$2,766,767
Distributions to shareholders —
From net investment income
Class A	$(3,528,163)	$(3,709,244)
Class B	(2,036)	(10,218)
Class C	(1,054,897)	(1,477,126)
Class I	(6,089,502)	(6,326,872)
Total distributions to shareholders	$(10,674,598)	$(11,523,460)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$141,801,596	$101,982,388
Class B	13,867	372,091
Class C	14,588,316	32,704,812
Class I	288,197,488	181,977,445
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,166,254	3,255,705
Class B	1,602	9,243
Class C	965,267	1,336,669
Class I	5,320,215	5,662,130
Cost of shares redeemed
Class A	(119,510,271)	(99,127,246)
Class B	(36,067)	(544,927)
Class C	(35,754,230)	(46,940,136)
Class I	(146,635,754)	(258,065,005)
Net asset value of shares exchanged
Class A	46,403	558,011
Class B	(46,403)	(558,011)
Net asset value of shares merged*
Class A	267,345	—
Class B	(267,345)	—
Net increase (decrease) in net assets from Fund share transactions	$152,118,283	$(77,376,831)

Net increase (decrease) in net assets	$150,406,736	$(86,133,524)

Net Assets
At beginning of year	$413,015,917	$499,149,441
At end of year	$563,422,653	$413,015,917

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(91,295)	$(79,521)

*	At the close of business on April 27, 2017, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$8.270	$8.400	$8.570	$8.620		$9.020

Income (Loss) From Operations
Net investment income(1)	$0.173	$0.171	$0.175	$0.151		$0.169
Net realized and unrealized gain (loss)	(0.012)	(0.112)	(0.080)	0.073		(0.290)

Total income (loss) from operations	$0.161	$0.059	$0.095	$0.224		$(0.121)

Less Distributions
From net investment income	$(0.181)	$(0.189)	$(0.265)	$(0.271)		$(0.279)
Tax return of capital	—	—	—	(0.003)		—

Total distributions	$(0.181)	$(0.189)	$(0.265)	$(0.274)		$(0.279)

Net asset value — End of year	$8.250	$8.270	$8.400	$8.570		$8.620

Total Return(2)	1.97%	0.72%	1.12%	2.64	%(3)	(1.36	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,071	$155,824	$151,875	$128,250		$145,119
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.92%	0.96%	0.99%	1.03	%(3)	0.99	%(3)
Net investment income	2.09%	2.07%	2.07%	1.76%		1.91%
Portfolio Turnover of the Fund(6)	19%	45%	19%	31%		35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$8.280	$8.410	$8.580	$8.630		$9.030

Income (Loss) From Operations
Net investment income(1)	$0.124	$0.123	$0.124	$0.100		$0.116
Net realized and unrealized gain (loss)	(0.012)	(0.113)	(0.079)	0.072		(0.291)

Total income (loss) from operations	$0.112	$0.010	$0.045	$0.172		$(0.175)

Less Distributions
From net investment income	$(0.132)	$(0.140)	$(0.215)	$(0.220)		$(0.225)
Tax return of capital	—	—	—	(0.002)		—

Total distributions	$(0.132)	$(0.140)	$(0.215)	$(0.222)		$(0.225)

Net asset value — End of year	$8.260	$8.280	$8.410	$8.580		$8.630

Total Return(2)	1.36%	0.12%	0.52%	2.02	%(3)	(1.96	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,129	$77,450	$91,850	$78,972		$93,297
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.53%	1.56%	1.59%	1.63	%(3)	1.59	%(3)
Net investment income	1.49%	1.48%	1.46%	1.16%		1.31%
Portfolio Turnover of the Fund(6)	19%	45%	19%	31%		35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$8.260	$8.390	$8.560	$8.610		$9.010

Income (Loss) From Operations
Net investment income(1)	$0.194	$0.195	$0.192	$0.169		$0.191
Net realized and unrealized gain (loss)	(0.012)	(0.115)	(0.076)	0.076		(0.289)

Total income (loss) from operations	$0.182	$0.080	$0.116	$0.245		$(0.098)

Less Distributions
From net investment income	$(0.202)	$(0.210)	$(0.286)	$(0.292)		$(0.302)
Tax return of capital	—	—	—	(0.003)		—

Total distributions	$(0.202)	$(0.210)	$(0.286)	$(0.295)		$(0.302)

Net asset value — End of year	$8.240	$8.260	$8.390	$8.560		$8.610

Total Return(2)	2.23%	0.97%	1.37%	2.89	%(3)	(1.11	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,222	$179,408	$254,357	$84,538		$57,710
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.67%	0.71%	0.74%	0.78	%(3)	0.74	%(3)
Net investment income	2.35%	2.36%	2.27%	1.97%		2.16%
Portfolio Turnover of the Fund(6)	19%	45%	19%	31%		35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares four years after their purchase as described in the Fund’s prospectus. At the close of business on April 27, 2017, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing all of its investable assets in interests in Short-Term U.S. Government Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investments in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). During the year ended October 31, 2017, the Fund also invested in Senior Debt Portfolio, which together with Short-Term U.S. Government Portfolio are referred to as the Portfolios. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the

13

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Notes to Financial Statements — continued

reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$10,674,598	$11,523,460

During the year ended October 31, 2017, accumulated net realized loss was increased by $275,427, accumulated distributions in excess of net investment income was decreased by $483,031 and paid-in capital was decreased by $207,604 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(36,827,692)
Net unrealized depreciation	$(4,573,881)
Other temporary differences	$(91,295)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,480,089 and deferred capital losses of $8,347,603 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($16,216,716) and October 31, 2019 ($12,263,373), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2017, $8,347,603 are long-term.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee reduction agreement may not be terminated without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by a majority of the shareholders. Effective June 1, 2017, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.50% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM reimbursed no operating expenses for the year ended October 31, 2017. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2017, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $2,373,412 or 0.50% of the Fund’s average daily net assets. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $14,403 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,772 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $402,640 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to the close of business on April 27, 2017, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $1,140 and $399,796 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on April 27, 2017) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $380 and $166,582 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on April 27, 2017, on redemptions of Class B shares made within four years of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $1,000, less than $100 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Short-Term U.S. Government Portfolio	$228,040,897	$79,775,378
Senior Debt Portfolio	—	9,956,254

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	17,127,365	12,263,290
Issued to shareholders electing to receive payments of distributions in Fund shares	382,622	392,559
Redemptions	(14,438,653)	(11,953,286)
Merger from Class B shares	32,289	—
Exchange from Class B shares	5,606	67,044

Net increase	3,109,229	769,607

15

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2017(1)	2016
Sales	1,671	44,687
Issued to shareholders electing to receive payments of distributions in Fund shares	193	1,112
Redemptions	(4,349)	(65,504)
Merger to Class A shares	(32,249)	—
Exchange to Class A shares	(5,598)	(66,941)

Net decrease	(40,332)	(86,646)

	Year Ended October 31,
Class C	2017	2016
Sales	1,759,519	3,924,899
Issued to shareholders electing to receive payments of distributions in Fund shares	116,479	160,897
Redemptions	(4,311,978)	(5,648,152)

Net decrease	(2,435,980)	(1,562,356)

	Year Ended October 31,
Class I	2017	2016
Sales	34,848,344	21,933,222
Issued to shareholders electing to receive payments of distributions in Fund shares	643,752	683,085
Redemptions	(17,732,780)	(31,199,161)

Net increase (decrease)	17,759,316	(8,582,854)

(1)	Offering of Class B was discontinued during the year ended October 31, 2017 (see Note 1).

16

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Government Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

17

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments

Mortgage Pass-Throughs — 15.1%

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
1.907%, (COF + 1.25%), with maturity at 2018(1)	$7		$7,097
1.957%, (COF + 1.25%), with maturity at 2025(1)	187		188,014
2.537%, (COF + 1.913%), with maturity at 2022(1)	22		21,804
2.799%, (1 yr. CMT + 1.975%), with maturity at 2034(1)	3,175		3,306,392
2.858%, (COF + 1.25%), with maturity at 2035(1)	1,628		1,684,020
2.866%, (COF + 2.233%), with maturity at 2025(1)	401		413,693
3.028%, (1 yr. CMT + 2.233%), with maturity at 2036(1)	2,293		2,421,495
3.054%, (1 yr. CMT + 2.238%), with maturity at 2038(1)	2,160		2,284,085
3.067%, (1 yr. CMT + 2.122%), with maturity at 2020(1)	23		22,696
3.114%, (1 yr. CMT + 2.29%), with maturity at 2023(1)	458		467,199
3.241%, (1 yr. CMT + 2.259%), with maturity at 2035(1)	5,848		6,176,055
3.295%, (COF + 1.25%), with maturity at 2032(1)	375		377,421
3.327%, (1 yr. CMT + 2.331%), with maturity at 2036(1)	2,408		2,550,900
3.554%, (COF + 1.25%), with maturity at 2029(1)	150		149,725
3.791%, (COF + 1.25%), with maturity at 2034(1)	143		152,735
4.043%, (COF + 2.28%), with maturity at 2037(1)	1,764		1,859,941
4.187%, (1 yr. CMT + 2.515%), with maturity at 2032(1)	361		373,113
4.407%, (COF + 1.249%), with maturity at 2030(1)	490		523,251
4.50%, with various maturities to 2035	1,080		1,143,389
4.679%, (COF + 1.25%), with maturity at 2033(1)	1,973		2,082,549
5.00%, with various maturities to 2018	155		156,172
5.50%, with maturity at 2018	6		6,084
6.00%, with maturity at 2029	302		337,118
7.00%, with various maturities to 2035	672		775,536
8.00%, with various maturities to 2025	5		6,067

			$27,486,551

Federal National Mortgage Association:
1.907%, (COF + 1.25%), with maturity at 2033(1)	$348		$351,712
1.957%, (COF + 1.25%), with various maturities to 2037(1)	640		646,286
1.96%, (COF + 1.35%), with maturity at 2018(1)	0	(2)	106
2.089%, (COF + 1.25%), with maturity at 2038(1)	364		366,963
(1 mo. USD LIBOR + 1.00%), with maturity at 2047(3)	10,553		10,546,583
2.477%, (COF + 1.787%), with maturity at 2029(1)	8		8,253
2.478%, (COF + 1.25%), with maturity at 2020(1)	70		70,551
2.617%, (COF + 1.25%), with maturity at 2018(1)	2		2,136

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)
2.651%, (COF + 1.252%), with maturity at 2036(1)	$174		$172,989
2.738%, (COF + 2.146%), with maturity at 2030(1)	53		53,245
2.749%, (COF + 2.094%), with maturity at 2030(1)	406		414,659
2.902%, (COF + 2.282%), with maturity at 2021(1)	113		114,240
2.955%, (1 yr. CMT + 2.138%), with maturity at 2031(1)	1,489		1,534,367
2.992%, (1 yr. CMT + 2.139%), with maturity at 2040(1)	668		698,360
3.057%, (1 yr. CMT + 2.173%), with maturity at 2036(1)	584		616,328
3.073%, (1 yr. CMT + 2.154%), with maturity at 2037(1)	1,953		2,060,478
3.079%, (COF + 1.251%), with maturity at 2036(1)	510		515,141
3.081%, (1 yr. CMT + 2.201%), with maturity at 2039(1)	3,464		3,659,282
3.125%, (COF + 1.75%), with maturity at 2018(1)	0	(2)	69
3.148%, (COF + 1.25%), with maturity at 2034(1)	1,512		1,573,899
3.227%, (1 yr. CMT + 2.249%), with maturity at 2033(1)	5,127		5,386,543
3.243%, (1 yr. CMT + 2.426%), with maturity at 2038(1)	987		1,042,426
3.248%, (1 yr. CMT + 2.132%), with maturity at 2033(1)	634		666,766
3.374%, (1 yr. CMT + 2.463%), with maturity at 2019(1)	157		158,286
3.441%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(1)	1,661		1,746,941
3.55%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(1)	915		967,514
3.553%, (COF + 1.25%), with maturity at 2034(1)	2,348		2,477,178
3.587%, (COF + 2.35%), with maturity at 2026(1)	567		596,567
3.699%, (COF + 1.25%), with maturity at 2035(1)	796		837,482
3.739%, (COF + 1.789%), with maturity at 2036(1)	1,304		1,392,854
3.774%, (COF + 1.252%), with maturity at 2036(1)	125		129,370
3.816%, (COF + 1.852%), with maturity at 2021(1)	100		101,758
3.819%, (COF + 1.852%), with maturity at 2021(1)	177		179,932
3.834%, (COF + 1.775%), with maturity at 2035(1)	652		696,867
3.915%, (COF + 1.25%), with maturity at 2034(1)	1,456		1,529,743
4.04%, (COF + 1.74%), with maturity at 2035(1)	995		1,055,570
4.107%, (COF + 1.25%), with maturity at 2033(1)	554		590,205
4.204%, (COF + 1.806%), with maturity at 2034(1)	533		569,290
4.664%, (COF + 1.493%), with maturity at 2029(1)	804		859,288
4.706%, (COF + 1.87%), with maturity at 2034(1)	857		903,443
4.809%, (COF + 1.736%), with maturity at 2034(1)	450		481,032
5.00%, with various maturities to 2019	285		288,443
6.00%, with various maturities to 2031	477		527,771
6.324%, (COF + 2.00%), with maturity at 2032(1)	198		216,597

19	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)
6.50%, with maturity at 2036	$4,668		$5,230,183
7.00%, with various maturities to 2035	3,665		4,243,772
7.483%, with maturity at 2018(4)	0	(2)	47
8.00%, with maturity at 2034	613		702,613

			$56,984,128

Government National Mortgage Association:
2.25%, (1 yr. CMT + 1.50%), with various maturities to 2027(1)	$424		$431,554
5.00%, with maturity at 2018	144		145,275
8.25%, with maturity at 2020	28		28,648
9.00%, with maturity at 2017	0	(2)	5

			$605,482

Total Mortgage Pass-Throughs (identified cost $84,302,057)			$85,076,161

Collateralized Mortgage Obligations — 78.6%

Security	Principal Amount (000’s omitted)		Value
Federal Home Loan Mortgage Corp.:
Series 213, (Principal Only), Class PO, 0.00%, 6/1/31(5)	$3,463		$3,146,308
Series 239, (Principal Only), Class PO, 0.00%, 8/15/36(5)	1,663		1,481,004
Series 246, (Principal Only), Class PO, 0.00%, 5/15/37(5)	3,804		3,533,826
Series 1395, Class F, 1.382%, (COF + 0.65%), 10/15/22(6)	20		19,550
Series 2135, Class JZ, 6.00%, 3/15/29	967		1,072,534
Series 3030, (Interest Only), Class SL, 4.861%, (6.10% - 1 mo. USD LIBOR), 9/15/35(7)(8)	3,409		589,581
Series 3072, (Principal Only), Class WO, 0.00%, 11/15/35(5)	1,484		1,317,531
Series 3114, (Interest Only), Class TS, 5.411%, (6.65% - 1 mo. USD LIBOR), 9/15/30(7)(8)	7,914		1,052,373
Series 3339, (Interest Only), Class JI, 5.351%, (6.59% - 1 mo. USD LIBOR), 7/15/37(7)(8)	2,598		467,684
Series 3342, (Principal Only), Class KO, 0.00%, 7/15/37(5)	485		449,222
Series 3476, (Principal Only), Class PO, 0.00%, 7/15/38(5)	917		825,494
Series 3862, (Principal Only), Class PO, 0.00%, 5/15/41(5)	1,581		1,404,048
Series 3866, Class DF, 2.689%, (1 mo. USD LIBOR + 1.45%), 5/15/41(6)	2,325		2,376,977
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(7)	3,095		200,539

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(7)	$4,204	$561,961
Series 4094, (Interest Only), Class CS, 4.761%, (6.00% - 1 mo. USD LIBOR), 8/15/42(7)(8)	5,069	963,870
Series 4109, (Interest Only), Class SA, 4.961%, (6.20% - 1 mo. USD LIBOR), 9/15/32(7)(8)	3,503	621,679
Series 4177, Class MP, 2.50%, 3/15/43	946	912,011
Series 4204, Class AF, 2.235%, (1 mo. USD LIBOR + 1.00%), 5/15/43(6)	2,855	2,843,895
Series 4212, (Interest Only), Class SA, 4.961%, (6.20% - 1 mo. USD LIBOR), 7/15/38(7)(8)	9,179	965,369
Series 4299, Class JG, 2.50%, 7/15/43	6,049	6,046,693
Series 4319, Class SY, 5.714%, (7.875% - 1 mo. USD LIBOR x 1.75), 3/15/44(8)	93	93,964
Series 4337, Class YT, 3.50%, 4/15/49	2,854	2,885,197
Series 4385, Class SC, 6.452%, (9.333% - 1 mo. USD LIBOR x 2.333), 9/15/44(8)	275	268,423
Series 4389, Class CA, 3.00%, 9/15/44	7,468	7,484,976
Series 4407, Class LN, 6.443%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(8)	112	111,552
Series 4452, (Interest Only), Class SP, 4.961%, (6.20% - 1 mo. USD LIBOR), 10/15/43(7)(8)	5,455	760,241
Series 4495, Class JA, 3.50%, 5/15/45	2,972	3,013,796
Series 4497, (Interest Only), Class CS, 4.961%, (6.20% - 1 mo. USD LIBOR), 9/15/44(7)(8)	3,974	812,947
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(7)	12,606	2,243,038
Series 4507, (Interest Only), Class MI, 3.50%, 8/15/44(7)	5,243	770,221
Series 4549, (Interest Only), Class DS, 4.661%, (5.90% - 1 mo. USD LIBOR), 8/15/45(7)(8)	9,686	1,779,983
Series 4583, Class CZ, 3.50%, 5/15/46	1,113	1,111,560
Series 4584, Class PM, 3.00%, 5/15/46	3,352	3,421,797
Series 4594, Class FM, 2.235%, (1 mo. USD LIBOR + 1.00%), 6/15/46(6)	2,042	2,048,682
Series 4594, Class GT, 4.00%, (13.50% - 1 mo. USD LIBOR x 3.00, Cap 4.00%), 7/15/43(8)	2,801	2,659,752
Series 4608, Class TV, 3.50%, 1/15/55	3,036	3,071,591
Series 4616, Class PZ, 2.00%, 3/15/42	226	225,708
Series 4619, Class KF, 1.985%, (1 mo. USD LIBOR + 0.75%), 6/15/39(6)	2,156	2,117,797
Series 4631, Class KF, 2.235%, (1 mo. USD LIBOR + 1.00%), 10/15/46(6)	2,421	2,441,752
Series 4637, (Interest Only), Class IP, 3.50%, 4/15/44(7)	3,692	518,395
Series 4637, Class CU, 3.00%, 8/15/44	11,100	10,781,076
Series 4637, Class QU, 3.00%, 4/15/44	18,661	18,136,719
Series 4639, Class KF, 2.535%, (1 mo. USD LIBOR + 1.30%), 12/15/44(6)	12,599	12,750,012

20	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4645, Class CF, 2.235%, (1 mo. USD LIBOR + 1.00%), 3/15/44(6)	$14,885	$15,049,813
Series 4648, Class WF, 2.235%, (1 mo. USD LIBOR + 1.00%), 1/15/47(6)	1,993	2,011,945
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(7)	4,786	639,612
Series 4672, (Interest Only), Class LI, 3.50%, 1/15/43(7)	4,595	614,362
Series 4678, Class PC, 3.00%, 1/15/46	9,308	9,386,345
Series 4681, Class JZ, 2.50%, 5/15/47	1,498	1,464,786
Series 4681, Class MF, 2.235%, (1 mo. USD LIBOR + 1.00%), 5/15/47(6)	3,982	3,986,113
Series 4695, Class CA, 3.00%, 10/15/41	6,075	5,949,531
Series 4700, Class UF, 2.235%, (1 mo. USD LIBOR + 1.00%), 4/15/47(6)	8,675	8,698,649
Series 4703, Class TZ, 4.00%, 7/15/47	1,204	1,206,878
Series 4717, Class PF, 2.239%, (1 mo. USD LIBOR + 1.00%), 8/15/47(6)	15,498	15,528,904
Series 4731, Class FQ, 2.238%, (1 mo. USD LIBOR + 1.00%), 11/15/47(6)	4,124	4,119,272

		$179,017,538

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA1, Class M2, 4.488%, (1 mo. USD LIBOR + 3.25%), 7/25/29(6)	$4,000	$4,217,284
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(6)	2,000	2,125,281

		$6,342,565

Federal National Mortgage Association:
Series G93-17, Class FA, 2.238%, (1 mo. USD LIBOR + 1.00%), 4/25/23(6)	$51	$51,838
Series G93-36, Class ZQ, 6.50%, 12/25/23	239	259,069
Series G97-4, Class FA, 2.037%, (1 mo. USD LIBOR + 0.80%), 6/17/27(6)	262	264,372
Series 296, (Interest Only), Class 2, 8.00%, 4/25/24(7)	611	89,872
Series 379, (Principal Only), Class 1, 0.00%, 5/25/37(5)	3,873	3,580,830
Series 380, (Principal Only), Class 1, 0.00%, 7/25/37(5)	839	760,914
Series 1993-203, Class PL, 6.50%, 10/25/23	237	258,631
Series 1994-14, Class F, 2.332%, (COF + 1.60%), 10/25/23(6)	237	240,689
Series 2001-4, Class GA, 9.276%, 4/17/25(4)	20	22,032
Series 2004-60, (Interest Only), Class SW, 5.812%, (7.05% - 1 mo. USD LIBOR), 4/25/34(7)(8)	4,041	645,868
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(7)	3,340	936,774
Series 2006-65, (Interest Only), Class PS, 5.982%, (7.22% - 1 mo. USD LIBOR), 7/25/36(7)(8)	2,247	451,599

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2007-17, (Principal Only), Class PO, 0.00%, 3/25/37(5)	$689	$620,764
Series 2007-99, (Interest Only), Class SD, 5.162%, (6.40% - 1 mo. USD LIBOR), 10/25/37(7)(8)	3,545	621,066
Series 2007-102, (Interest Only), Class ST, 5.202%, (6.44% - 1 mo. USD LIBOR), 11/25/37(7)(8)	1,812	319,761
Series 2009-48, Class WA, 5.827%, 7/25/39(4)	798	873,325
Series 2009-62, Class WA, 5.571%, 8/25/39(4)	1,262	1,382,251
Series 2009-82, (Principal Only), Class PO, 0.00%, 10/25/39(5)	1,545	1,371,440
Series 2009-93, (Interest Only), Class SC, 4.912%, (6.15% - 1 mo. USD LIBOR), 11/25/39(7)(8)	6,714	1,028,195
Series 2010-112, Class DZ, 4.00%, 10/25/40	1,329	1,374,748
Series 2010-135, (Interest Only), Class SD, 4.762%, (6.00% - 1 mo. USD LIBOR), 6/25/39(7)(8)	3,100	244,911
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(7)	1,432	53,175
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(8)	518	566,921
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(7)	2,532	603,161
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(7)	1,831	92,511
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(7)	7,467	715,669
Series 2012-5, (Principal Only), Class PO, 0.00%, 12/25/39(5)	1,143	1,037,781
Series 2012-14, Class MH, 2.00%, 12/25/40	492	488,937
Series 2012-35, Class GE, 3.00%, 5/25/40	6,539	6,603,754
Series 2012-61, (Principal Only), Class PO, 0.00%, 8/25/37(5)	4,405	3,910,750
Series 2012-73, (Interest Only), Class MS, 4.812%, (6.05% - 1 mo. USD LIBOR), 5/25/39(7)(8)	3,814	325,407
Series 2012-86, (Interest Only), Class CS, 4.862%, (6.10% - 1 mo. USD LIBOR), 4/25/39(7)(8)	3,228	297,768
Series 2012-94, (Interest Only), Class SL, 5.462%, (6.70% - 1 mo. USD LIBOR), 5/25/38(7)(8)	9,215	1,292,120
Series 2012-103, (Interest Only), Class GS, 4.862%, (6.10% - 1 mo. USD LIBOR), 2/25/40(7)(8)	7,916	733,005
Series 2012-112, (Interest Only), Class SB, 4.912%, (6.15% - 1 mo. USD LIBOR), 9/25/40(7)(8)	8,349	1,194,242
Series 2012-134, Class ZT, 2.00%, 12/25/42	3,083	2,627,509
Series 2012-147, (Interest Only), Class SA, 4.862%, (6.10% - 1 mo. USD LIBOR), 1/25/43(7)(8)	3,087	584,090
Series 2013-52, Class GA, 1.00%, 6/25/43	4,812	4,640,889
Series 2013-52, Class MD, 1.25%, 6/25/43	3,654	3,436,681
Series 2013-67, Class NF, 2.238%, (1 mo. USD LIBOR + 1.00%), 7/25/43(6)	1,856	1,848,460
Series 2013-119, Class PD, 2.50%, 1/25/43	539	538,324

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2013-127, (Interest Only), Class BI, 3.50%, 5/25/39(7)	$4,020	$327,257
Series 2013-127, (Interest Only), Class LI, 3.50%, 5/25/39(7)	3,997	325,400
Series 2014-1, Class HF, 2.735%, (1 mo. USD LIBOR + 1.50%), 6/25/43(6)	2,000	2,027,290
Series 2014-5, Class LB, 2.50%, 7/25/43	1,572	1,567,781
Series 2014-17, (Principal Only), Class PO, 0.00%, 4/25/44(5)	3,612	2,997,012
Series 2014-35, Class CF, 1.588%, (1 mo. USD LIBOR + 0.35%), 6/25/44(6)	25,536	25,569,961
Series 2014-41, (Interest Only), Class SA, 4.812%, (6.05% - 1 mo. USD LIBOR), 7/25/44(7)(8)	4,800	1,076,593
Series 2014-55, (Interest Only), Class IL, 3.50%, 9/25/44(7)	4,817	738,478
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(7)	4,102	594,516
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(7)	6,629	1,186,097
Series 2015-4, Class BF, 1.638%, (1 mo. USD LIBOR + 0.40%), 2/25/45(6)	15,891	15,976,539
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(7)	3,626	528,754
Series 2015-31, (Interest Only), Class SG, 4.862%, (6.10% - 1 mo. USD LIBOR), 5/25/45(7)(8)	5,267	1,124,498
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(7)	5,292	770,374
Series 2015-61, (Interest Only), Class QI, 3.50%, 5/25/43(7)	6,583	816,809
Series 2015-74, Class SL, 1.622%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(8)	1,883	1,243,994
Series 2016-1, (Interest Only), Class SJ, 4.912%, (6.15% - 1 mo. USD LIBOR), 2/25/46(7)(8)	7,636	1,468,839
Series 2016-20, Class ZA, 2.50%, 12/25/41	2,293	2,152,750
Series 2016-22, Class ZE, 3.00%, 6/25/44	4,341	4,120,918
Series 2016-49, Class VF, 2.235%, (1 mo. USD LIBOR + 1.00%), 8/25/46(6)	2,792	2,799,362
Series 2016-55, Class KF, 2.235%, (1 mo. USD LIBOR + 1.00%), 8/25/46(6)	2,740	2,750,897
Series 2016-61, (Interest Only), Class DI, 3.00%, 4/25/46(7)	5,465	708,015
Series 2016-89, Class ZH, 3.00%, 12/25/46	1,264	1,238,592
Series 2017-1, Class LF, 2.235%, (1 mo. USD LIBOR + 1.00%), 2/25/47(6)	565	565,399
Series 2017-13, Class KF, 2.235%, (1 mo. USD LIBOR + 1.00%), 2/25/47(6)	1,647	1,658,336
Series 2017-15, Class LE, 3.00%, 6/25/46	4,844	4,883,987
Series 2017-20, Class KB, 3.00%, 4/25/47	5,745	5,695,462
Series 2017-39, Class JZ, 3.00%, 5/25/47	1,781	1,743,306

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2017-45, Class MZ, 4.00%, 6/25/47	$2,073	$2,078,357
Series 2017-49, Class PF, 2.235%, (1 mo. USD LIBOR + 1.00%), 7/25/47(6)	2,755	2,750,768
Series 2017-50, Class CZ, 3.00%, 7/25/53	6,157	6,143,256
Series 2017-56, Class KF, 2.235%, (1 mo. USD LIBOR + 1.00%), 7/25/47(6)	7,172	7,241,296
Series 2017-59, Class NZ, 4.00%, 8/25/47	2,183	2,189,307
Series 2017-60, Class NF, 2.235%, (1 mo. USD LIBOR + 1.00%), 8/25/47(6)	4,344	4,356,970
Series 2017-66, Class ZJ, 3.00%, 9/25/57	4,681	4,465,536
Series 2017-76, Class Z, 3.00%, 10/25/57	5,732	5,570,453

		$168,443,262

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1M2, 4.788%, ( 1 mo. USD LIBOR + 3.55%), 7/25/29(6)	$1,000	$1,066,506

		$1,066,506

Government National Mortgage Association:
Series 2009-117, (Principal Only), Class PO, 0.00%, 12/16/39(5)	$2,579	$2,220,682
Series 2010-88, (Principal Only), Class OA, 0.00%, 7/20/40(5)	1,940	1,674,673
Series 2011-48, (Interest Only), Class SD, 5.431%, (6.67% - 1 mo. USD LIBOR), 10/20/36(7)(8)	2,650	148,944
Series 2011-156, Class GA, 2.00%, 12/16/41	1,024	900,661
Series 2012-77, Class MT, 1.629%, (1 mo. USD LIBOR + 0.39%), 5/16/41(6)	1,192	1,158,755
Series 2014-98, (Interest Only), Class IM, 0.588%, 1/20/43(4)(7)	27,806	859,031
Series 2015-24, (Principal Only), Class KO, 0.00%, 6/20/35(5)	2,604	2,347,916
Series 2015-62, Class PQ, 3.00%, 5/20/45	1,843	1,839,651
Series 2015-116, (Interest Only), Class AS, 4.461%, (5.70% - 1 mo. USD LIBOR), 8/20/45(7)(8)	3,350	397,807
Series 2015-144, Class KB, 3.00%, 8/20/44	713	696,462
Series 2015-151, (Interest Only), Class KI, 0.693%, 11/20/42(4)(7)	38,872	910,333
Series 2016-81, Class CZ, 2.25%, 3/16/45	135	133,668
Series 2016-129, Class ZC, 2.00%, 6/20/45	2,978	2,940,405
Series 2017-5, Class ZA, 2.50%, 1/20/47	3,093	3,060,939
Series 2017-82, Class PZ, 2.50%, 4/20/43	550	548,193
Series 2017-95, Class EM, 2.50%, 5/20/40	639	627,767
Series 2017-96, Class ZM, 3.00%, 6/20/47	3,226	3,172,317
Series 2017-104, (Interest Only), Class SD, 4.961%, (6.20% - 1 mo. USD LIBOR), 7/20/47(7)(8)	9,268	1,883,978
Series 2017-115, Class ZA, 3.00%, 7/20/47	3,764	3,673,030
Series 2017-116, Class ZA, 3.00%, 7/20/47	3,923	3,887,579

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
Series 2017-121, (Interest Only), Class DS, 3.261%, (4.50% - 1 mo. USD LIBOR), 8/20/47(7)(8)	$21,420	$1,657,694
Series 2017-121, Class DF, 1.739%, (1 mo. USD LIBOR + 0.50%), 8/20/47(6)	26,329	26,323,971
Series 2017-137, Class AF, 1.739%, (1 mo. USD LIBOR + 0.50%), 9/20/47(6)	11,907	11,873,484
Series 2017-147, Class HF, 2.239%, (1 mo. USD LIBOR + 1.00%), 9/20/47(6)	13,909	13,911,910

		$86,849,850

Total Collateralized Mortgage Obligations (identified cost $444,828,911)		$441,719,721

Small Business Administration Loans (Interest Only)(9) — 2.4%

Description	Principal Amount (000’s omitted)	Value
2.482%, 9/15/41	$2,698	$290,449
2.159%, 9/15/41 to 8/15/42	8,664	831,933
2.409%, 6/15/42 to 7/15/42	12,985	1,431,948
2.659%, 6/15/42 to 7/15/42	8,848	1,069,340
1.909%, 7/15/42	5,660	497,595
2.917%, 3/21/23 to 12/13/42(10)	65,808	5,994,354
3.176%, 1/21/24 to 7/28/42(10)	34,438	3,004,168
3.510%, 3/10/26 to 3/23/42(10)	1,355	170,843

Total Small Business Administration Loans (Interest Only) (identified cost $13,194,404)		$13,290,630

Short-Term Investments — 5.0%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(11)	28,314,602	$28,317,433

Total Short-Term Investments (identified cost $28,317,433)		$28,317,433

Total Call Options Purchased — 0.0%(12) (identified cost $168,719)		$4,375

Total Investments — 101.1% (identified cost $570,811,524)		$568,408,320

Other Assets, Less Liabilities — (1.1)%		$(6,054,575)

Net Assets — 100.0%		$562,353,745

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(2)	Principal amount is less than $500.

(3)	When-issued, adjustable rate mortgage security whose interest rate will be determined after October 31, 2017.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(5)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(7)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(8)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.
(9)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(10)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2017 of all interest only securities comprising the certificate.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(12)	Amount is less than 0.05%.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Portfolio of Investments — continued

Call Options Purchased — 0.0%(12)

Exchange-Traded Options — 0.0%(12)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. Long Treasury Bond Futures 12/2017	140	21,345,625	$160	11/24/17	$4,375

Total					$4,375

Futures Contracts

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	576	Long	Dec-18	$141,228,000	$28,800
CME 90-Day Eurodollar	572	Short	Jun-19	(140,089,950)	221,650
CME 90-Day Eurodollar	576	Short	Dec-19	(140,925,600)	(21,213)
U.S. 5-Year Treasury Note	993	Short	Dec-17	(116,367,188)	522,813
U.S. 10-Year Treasury Note	341	Short	Dec-17	(42,603,688)	677,235
U.S. Ultra-Long Treasury Bond	24	Long	Dec-17	3,954,750	(83,813)

					$1,345,472

Abbreviations:

CME	–	Chicago Mercantile Exchange
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $542,494,091)	$540,090,887
Affiliated investment, at value (identified cost, $28,317,433)	28,317,433
Cash	455,691
Deposits for derivatives collateral — financial futures contracts	1,536,906
Interest receivable	2,316,742
Dividends receivable from affiliated investment	8,843
Receivable for investments sold	435,561
Receivable for variation margin on open financial futures contracts	102,413
Total assets	$573,264,476

Liabilities
Payable for when-issued securities	$10,562,349
Payable to affiliate:
Investment adviser fee	231,383
Trustees’ fees	2,275
Accrued expenses	114,724
Total liabilities	$10,910,731
Net Assets applicable to investors’ interest in Portfolio	$562,353,745

Sources of Net Assets
Investors’ capital	$563,411,477
Net unrealized depreciation	(1,057,732)
Total	$562,353,745

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest	$13,930,490
Dividends from affiliated investment	241,350
Total investment income	$14,171,840

Expenses
Investment adviser fee	$2,359,081
Trustees’ fees and expenses	26,934
Custodian fee	136,833
Legal and accounting services	70,155
Miscellaneous	27,820
Total expenses	$2,620,823
Net investment income	$11,551,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,407,894
Investment transactions — affiliated investment	5,524
Written options	115,234
Financial futures contracts	(8,221,193)
Swap contracts	(293,675)
Net realized loss	$(6,986,216)
Change in unrealized appreciation (depreciation) —
Investments	$(2,369,581)
Investments — affiliated investment	(5,613)
Financial futures contracts	3,965,455
Swap contracts	4,063,945
Net change in unrealized appreciation (depreciation)	$5,654,206

Net realized and unrealized loss	$(1,332,010)

Net increase in net assets from operations	$10,219,007

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$11,551,017	$11,344,922
Net realized gain (loss)	(6,986,216)	6,815,493
Net change in unrealized appreciation (depreciation)	5,654,206	(14,917,676)
Net increase in net assets from operations	$10,219,007	$3,242,739
Capital transactions —
Contributions	$228,040,897	$222,770,459
Withdrawals	(79,775,378)	(233,971,266)
Net increase (decrease) in net assets from capital transactions	$148,265,519	$(11,200,807)

Net increase (decrease) in net assets	$158,484,526	$(7,958,068)

Net Assets
At beginning of year	$403,869,219	$411,827,287
At end of year	$562,353,745	$403,869,219

27	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.55%	0.56%	0.56%	0.57%	0.57%
Net investment income	2.45%	2.44%	2.40%	2.37%	2.28%
Portfolio Turnover	46%	94%	30%	18%	12%

Total Return	2.28%	0.83%	1.66%	3.14%	(1.29)%

Net assets, end of year (000’s omitted)	$562,354	$403,869	$411,827	$243,930	$268,742

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Short Duration Government Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

29

Short-Term U.S. Government Portfolio

October 31, 2017

Notes to Financial Statements — continued

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

30

Short-Term U.S. Government Portfolio

October 31, 2017

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $2,359,081. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns, aggregated $392,954,953 and $210,532,944, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$572,649,198

Gross unrealized appreciation	$7,430,563
Gross unrealized depreciation	(11,675,816)

Net unrealized depreciation	$(4,245,253)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, swaps contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, interest rate swaps and options on futures to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swap contracts) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

31

Short-Term U.S. Government Portfolio

October 31, 2017

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$4,375	(1)	$—
Futures contracts	1,450,498	(2)	(105,026	)(2)

Total	$1,454,873		$(105,026)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)

Amount represents cumulative unrealized appreciation (or depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(34,922)	$(164,344)
Written options	$115,234	$—
Futures contracts	$(8,221,193)	$3,965,455
Swap contracts	$(293,675)	$4,063,945

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options, Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Financial futures contracts and Swap contracts, respectively.

32

Short-Term U.S. Government Portfolio

October 31, 2017

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$28,514,000	$266,855,000	$17,692,000

The average number of purchased options contracts and average number of written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were 105 and 38 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$85,076,161	$—	$85,076,161
Collateralized Mortgage Obligations	—	441,719,721	—	441,719,721
Small Business Administration Loans (Interest Only)	—	13,290,630	—	13,290,630
Short-Term Investments	—	28,317,433	—	28,317,433
Call Options Purchased	4,375	—	—	4,375

Total Investments	$4,375	$568,403,945	$—	$568,408,320

Futures Contracts	$1,450,498	$—	$—	$1,450,498

Total	$1,454,873	$568,403,945	$—	$569,858,818

Liability Description
Futures Contracts	$(105,026)	$—	$—	$(105,026)

Total	$(105,026)	$—	$—	$(105,026)
The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Short-Term U.S. Government Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

34

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Short-Term U.S. Government Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm)
(1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

35

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR. Vice President of Eaton Vance and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.17

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 28

Federal Tax Information	16

Management and Organization	29

Important Notices	32

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield bonds experienced another strong return for the 12-month period ended October 31, 2017. The asset class benefited as the U.S. economy continued to grow at a modest pace, with gross domestic product (GDP) expanding at an annual rate of roughly 3% in the second and third quarters of 2017, roughly double the pace of the first quarter.

Helped by this favorable backdrop, high-yield issuers generally saw consistent improvement in fundamentals, including revenues, earnings and cash flow generation. The trailing 12-month default rate on high-yield bonds declined from 3.53% to 1.18%. This decrease was largely driven by an increase, as well as stabilization, in commodity prices, which put downward pressure on defaults in the energy and metals/mining sectors. Leverage — a measure of debt levels — within the asset class edged lower during the period. In addition, interest coverage — an indicator of how easily issuers can pay the interest expense on their outstanding debt — moved higher. All of these shifts were positive.

The supply/demand balance for the asset class also remained healthy during the period. While gross issuance rose roughly 10% this past year, net new issuance decreased as more of the new paper coming to market was used to refinance existing debt at lower rates. In addition, the percentage of new debt issued to fund leveraged buyouts or carrying split-B/CCC or lower credit ratings6 — which can be indicators of the level of risk in the asset class — was little changed. As net new supply contracted, demand for U.S. high-yield bonds remained firm, aided by foreign investors contending with low yields globally. Inflows from institutional investors — which represent about 75% of the high-yield bond ownership base — more than offset retail outflows.

Against this backdrop, the average yield on high-yield bonds in the ICE BofAML U.S. High Yield Index2 fell from 6.33% to 5.52% over the 12-month period, even as the yield on the five-year Treasury rose from 1.31% to 2.01%. Spreads — the difference in yields between high-yield bonds and U.S. Treasurys that represents the investor’s compensation for taking on additional risk — reached their tightest level since June 2014. High-yield bond prices, which generally move in the opposite direction of spreads, rose, ending the period above historic norms.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Short Duration High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.83%, compared to the 5.86% return of its benchmark, the ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index, (the Index).

The Fund’s credit quality allocations had a positive impact on relative performance. Having an out-of-Index allocation of approximately 10% of assets in CCC-rated bonds gave the biggest boost, as lower-quality issues outperformed higher quality by a wide margin. However, the Fund’s more conservative credit selection, which favored higher-quality bonds within the CCC segment, impeded performance. Credit selection and an underweight in the BB category, which lagged lower credit quality segments, further aided the Fund’s relative performance. Credit selection in B and BBB-rated bonds was also a positive contributor.

In terms of sectors, credit selection in the telecommunications and energy sectors — the largest sectors in the Index — had the most positive impact on relative performance. Positioning in the banks & thrifts sector and credit selection in technology were also top contributors. In terms of relative performance by duration7 segment, credit selection in the two-to-five-year duration category and also the two-year-and-under segment gave a sizable boost to relative performance.

By contrast, exposure to credits rated split-BB/BBB or BBB hampered relative performance, as this higher-quality segment underperformed the Index. From a sector perspective, overexposure to hotels, which included two non-benchmark positions in commercial mortgage-backed securities, detracted from the Fund’s relative performance. Positioning in diversified financial services and health care, underweights in the Fund and relatively strong performers in the Index, along with credit selection in automotive & auto parts also hampered relative performance. A very small, non-benchmark allocation to cash also slightly detracted from the Fund’s relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	5.83%	4.26%	4.62%
Class A with 2.25% Maximum Sales Charge	—	—	3.49	3.79	4.19
Class I at NAV	11/01/2013	02/21/2012	6.10	4.50	4.83
ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	5.86%	4.93%	5.46%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.31%	1.06%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$327,003	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Fund Profile5

Credit Quality (% of bonds and loans)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Cash Pay BB-B 1-3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.50	$4.59	**	0.90%
Class I	$1,000.00	$1,024.80	$3.32	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Short Duration High Income Portfolio, at value (identified cost, $44,085,965)	$44,907,351
Receivable for Fund shares sold	83,289
Receivable from affiliate	4,753
Total assets	$44,995,393

Liabilities
Payable for Fund shares redeemed	$66,728
Distributions payable	6,896
Payable to affiliates:
Distribution and service fees	919
Trustees’ fees	42
Accrued expenses	31,376
Total liabilities	$105,961
Net Assets	$44,889,432

Sources of Net Assets
Paid-in capital	$44,347,779
Accumulated net realized loss from Portfolio	(283,114)
Accumulated undistributed net investment income	3,381
Net unrealized appreciation from Portfolio	821,386
Total	$44,889,432

Class A Shares
Net Assets	$4,423,574
Shares Outstanding	450,322
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.82
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.05

Class I Shares
Net Assets	$40,465,858
Shares Outstanding	4,112,328
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.84

On sales of $100,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolio (net of foreign taxes, $334)	$2,151,956
Dividends allocated from Portfolio	9,068
Expenses allocated from Portfolio	(264,049)
Total investment income from Portfolio	$1,896,975

Expenses
Distribution and service fees
Class A	$10,714
Trustees’ fees and expenses	500
Custodian fee	11,606
Transfer and dividend disbursing agent fees	14,917
Legal and accounting services	29,982
Printing and postage	13,818
Registration fees	41,835
Miscellaneous	9,848
Total expenses	$133,220
Deduct —
Allocation of expenses to affiliate	$121,349
Total expense reductions	$121,349

Net expenses	$11,871

Net investment income	$1,885,104

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$198,994
Net realized gain	$198,994
Change in unrealized appreciation (depreciation) —
Investments	$246,208
Net change in unrealized appreciation (depreciation)	$246,208

Net realized and unrealized gain	$445,202

Net increase in net assets from operations	$2,330,306

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,885,104	$1,293,408
Net realized gain (loss)	198,994	(349,096)
Net change in unrealized appreciation (depreciation)	246,208	893,840
Net increase in net assets from operations	$2,330,306	$1,838,152
Distributions to shareholders —
From net investment income
Class A	$(197,048)	$(136,011)
Class I	(1,686,089)	(1,157,133)
Total distributions to shareholders	$(1,883,137)	$(1,293,144)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,459,111	$4,511,995
Class I	16,903,040	18,270,379
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	196,993	135,987
Class I	1,608,429	1,083,631
Cost of shares redeemed
Class A	(3,512,921)	(2,567,570)
Class I	(12,913,033)	(10,029,957)
Net increase in net assets from Fund share transactions	$5,741,619	$11,404,465

Net increase in net assets	$6,188,788	$11,949,473

Net Assets
At beginning of year	$38,700,644	$26,751,171
At end of year	$44,889,432	$38,700,644

Accumulated undistributed net investment income included in net assets
At end of year	$3,381	$1,971

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014(1)
Net asset value — Beginning of year	$9.710	$9.550	$9.830	$10.000

Income (Loss) From Operations
Net investment income	$0.446 (2)	$0.388 (2)	$0.384	$0.410
Net realized and unrealized gain (loss)	0.110	0.158	(0.280)	(0.171)

Total income from operations	$0.556	$0.546	$0.104	$0.239

Less Distributions
From net investment income	$(0.446)	$(0.386)	$(0.384)	$(0.409)

Total distributions	$(0.446)	$(0.386)	$(0.384)	$(0.409)

Net asset value — End of year	$9.820	$9.710	$9.550	$9.830

Total Return(3)(4)	5.83%	5.87%	1.07%	2.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,424	$4,239	$2,070	$1,180
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.92%	1.05%	1.05%	1.05%
Net investment income	4.55%	4.06%	3.90%	3.92%
Portfolio Turnover of the Portfolio	69%	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014(1)
Net asset value — Beginning of year	$9.730	$9.570	$9.840	$10.000

Income (Loss) From Operations
Net investment income	$0.473 (2)	$0.414 (2)	$0.409	$0.429
Net realized and unrealized gain (loss)	0.109	0.157	(0.269)	(0.162)

Total income from operations	$0.582	$0.571	$0.140	$0.267

Less Distributions
From net investment income	$(0.472)	$(0.411)	$(0.410)	$(0.427)

Total distributions	$(0.472)	$(0.411)	$(0.410)	$(0.427)

Net asset value — End of year	$9.840	$9.730	$9.570	$9.840

Total Return(3)(4)	6.10%	6.13%	1.43%	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,466	$34,461	$24,682	$7,559
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.67%	0.80%	0.80%	0.80%
Net investment income	4.82%	4.33%	4.09%	4.38%
Portfolio Turnover of the Portfolio	69%	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (77.3% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$1,883,137	$1,293,144

During the year ended October 31, 2017, accumulated net realized loss was decreased by $557 and accumulated undistributed net investment income was decreased by $557 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$10,276
Deferred capital losses	$(137,864)
Net unrealized appreciation	$676,137
Other temporary differences	$(6,896)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $137,864 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $137,864 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement effective January 1, 2017 between the Fund and EVM, the fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to January 1, 2017, the fee was computed at an annual rate of 0.60% of the Fund’s Investable Assets up to $500 million and at reduced rates on Investable Assets of $500 million and over. For the year ended October 31, 2017, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% and 0.65% (1.05% and 0.80% prior to January 1, 2017) of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM was allocated $121,349 of the Fund’s operating expenses for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $559 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $384 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $10,714 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $16,384,717 and $12,890,948, respectively.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	352,909	470,789
Issued to shareholders electing to receive payments of distributions in Fund shares	20,093	14,215
Redemptions	(359,108)	(265,206)

Net increase	13,894	219,798

	Year Ended October 31,
Class I	2017	2016

Sales	1,720,613	1,907,944
Issued to shareholders electing to receive payments of distributions in Fund shares	163,736	113,199
Redemptions	(1,313,513)	(1,058,967)

Net increase	570,836	962,176

14

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

15

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2017

Portfolio of Investments

Corporate Bonds & Notes — 84.7%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.8%
TransDigm, Inc., 5.50%, 10/15/20	$750	$762,975
TransDigm, Inc., 6.00%, 7/15/22	250	261,200

		$1,024,175

Air Transportation — 2.4%
American Airlines Group, Inc., 5.50%, 10/1/19(1)	$500	$522,500
American Airlines Group, Inc., 6.125%, 6/1/18	500	511,250
United Continental Holdings, Inc., 4.25%, 10/1/22	75	75,469
United Continental Holdings, Inc., 6.00%, 12/1/20	250	272,500

		$1,381,719

Automotive & Auto Parts — 5.2%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	$250	$257,188
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	650	680,875
IHO Verwaltungs GmbH, 4.125%, (4.125% cash or 4.875% PIK), 9/15/21(1)(2)	750	766,875
Navistar International Corp., 8.25%, 11/1/21	550	552,282
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	750	777,187

		$3,034,407

Banks & Thrifts — 1.4%
Ally Financial, Inc., 4.25%, 4/15/21	$500	$521,250
Ally Financial, Inc., 8.00%, 12/31/18	250	265,938

		$787,188

Building Materials — 2.1%
FBM Finance, Inc., 8.25%, 8/15/21(1)	$833	$890,269
Gibraltar Industries, Inc., 6.25%, 2/1/21	45	46,204
HD Supply, Inc., 5.75%, 4/15/24(1)	250	270,312

		$1,206,785

Cable / Satellite TV — 3.7%
Altice Financing S.A., 6.50%, 1/15/22(1)	$250	$259,375
Altice Luxembourg S.A., 7.75%, 5/15/22(1)	500	530,000
Cablevision Systems Corp., 8.00%, 4/15/20	500	555,000
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(1)	262	267,926
DISH DBS Corp., 4.25%, 4/1/18	250	252,550
DISH DBS Corp., 5.125%, 5/1/20	250	256,563

		$2,121,414

Security	Principal Amount (000’s omitted)	Value

Capital Goods — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19(1)	$250	$256,563

		$256,563

Chemicals — 0.9%
W.R. Grace & Co., 5.125%, 10/1/21(1)	$500	$538,750

		$538,750

Consumer Products — 2.2%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	$150	$152,625
HRG Group, Inc., 7.875%, 7/15/19	1,125	1,136,531

		$1,289,156

Containers — 0.8%
Ball Corp., 4.375%, 12/15/20	$455	$479,456

		$479,456

Diversified Financial Services — 4.6%
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	$545	$552,494
DAE Funding, LLC, 4.00%, 8/1/20(1)	705	717,337
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	500	523,750
Navient Corp., 8.00%, 3/25/20	500	552,500
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	290	302,688

		$2,648,769

Diversified Media — 3.1%
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	$500	$500,000
IAC/InterActiveCorp, 4.875%, 11/30/18	787	789,322
Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)	500	516,187

		$1,805,509

Energy — 12.6%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	$545	$576,338
Antero Resources Corp., 5.375%, 11/1/21	750	772,500
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	170	173,825
Denbury Resources, Inc., 9.00%, 5/15/21(1)	40	39,300
Energy Transfer Equity, L.P., 7.50%, 10/15/20	500	565,000
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.875%, 7/15/21(1)	345	367,425

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	$750	$772,500
NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	25,781
Precision Drilling Corp., 6.50%, 12/15/21	15	15,225
Precision Drilling Corp., 6.625%, 11/15/20	299	302,692
Resolute Energy Corp., 8.50%, 5/1/20	1,125	1,147,500
Sable Permian Resources, LLC/AEPB Finance Corp., 7.125%, 11/1/20(1)	250	215,625
Sable Permian Resources, LLC/AEPB Finance Corp., 7.811%, (3 mo. USD LIBOR + 6.50%), 8/1/19(1)(3)	500	466,875
Tervita Escrow Corp., 7.625%, 12/1/21(1)	1,001	1,018,517
Weatherford International, Ltd., 5.125%, 9/15/20	165	163,763
Whiting Petroleum Corp., 5.00%, 3/15/19	500	506,875
WPX Energy, Inc., 7.50%, 8/1/20	168	183,120

		$7,312,861

Entertainment / Film — 0.9%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/1/18(1)	$500	$501,750

		$501,750

Environmental — 1.7%
Clean Harbors, Inc., 5.125%, 6/1/21	$465	$472,556
GFL Environmental, Inc., 9.875%, 2/1/21(1)	500	534,375

		$1,006,931

Food & Drug Retail — 1.8%
Safeway, Inc., 3.95%, 8/15/20	$330	$320,100
Safeway, Inc., 4.75%, 12/1/21	750	731,250

		$1,051,350

Gaming — 5.0%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	$30	$31,425
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	620	663,400
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	250	275,625
MGM Resorts International, 6.75%, 10/1/20	750	826,875
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	210	211,575
Scientific Games International, Inc., 7.00%, 1/1/22(1)	75	79,500
Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	804,450

		$2,892,850

Security	Principal Amount (000’s omitted)	Value

Health Care — 5.7%
Alere, Inc., 6.50%, 6/15/20	$260	$265,525
Alere, Inc., 7.25%, 7/1/18	900	900,450
Eagle Holding Co. II, LLC, 7.625%, (7.625% cash or 8.375% PIK), 5/15/22(1)(2)	95	98,325
HCA, Inc., 3.75%, 3/15/19	526	535,205
HCA, Inc., 5.875%, 3/15/22	500	548,750
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	385	430,237
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	50	52,813
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	405	403,481
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(1)	90	95,738

		$3,330,524

Homebuilders / Real Estate — 3.2%
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(1)	$250	$266,663
Mattamy Group Corp., 6.50%, 11/15/20(1)	1,035	1,058,287
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	500	515,625

		$1,840,575

Insurance — 0.0%(4)
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, (8.125% cash or 8.875% PIK), 7/15/19(1)(2)	$25	$25,094

		$25,094

Leisure — 0.9%
NCL Corp., Ltd., 4.75%, 12/15/21(1)	$495	$514,800

		$514,800

Metals / Mining — 2.9%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$497,500
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(1)	205	223,450
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	550	572,688
New Gold, Inc., 6.25%, 11/15/22(1)	200	207,000
SunCoke Energy, Inc., 7.625%, 8/1/19	195	194,756

		$1,695,394

Publishing / Printing — 0.4%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% cash or 9.25% PIK), 8/1/19(1)(2)	$255	$255,956

		$255,956

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Restaurants — 1.3%
Yum! Brands, Inc., 3.875%, 11/1/20	$750	$775,560

		$775,560

Services — 1.3%
Hertz Corp. (The), 5.875%, 10/15/20	$250	$249,625
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	500	510,000

		$759,625

Steel — 1.0%
Allegheny Technologies, Inc., 5.95%, 1/15/21	$285	$294,619
United States Steel Corp., 8.375%, 7/1/21(1)	250	273,437

		$568,056

Super Retail — 1.8%
Hot Topic, Inc., 9.25%, 6/15/21(1)	$115	$95,881
L Brands, Inc., 6.625%, 4/1/21	250	276,562
Murphy Oil USA, Inc., 6.00%, 8/15/23	150	158,063
Penske Automotive Group, Inc., 3.75%, 8/15/20	500	511,250

		$1,041,756

Technology — 7.3%
Avaya, Inc., 9.00%, 4/1/19(1)(5)	$250	$210,625
Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	25	26,306
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	500	524,876
EIG Investors Corp., 10.875%, 2/1/24	825	915,750
EMC Corp., 2.65%, 6/1/20	500	494,222
Infor (US), Inc., 5.75%, 8/15/20(1)	133	137,057
Infor (US), Inc., 6.50%, 5/15/22	250	262,450
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% cash or 7.875% PIK), 5/1/21(1)(2)	395	407,837
Nokia Oyj, 3.375%, 6/12/22	250	249,687
NXP B.V./NXP Funding, LLC, 3.75%, 6/1/18(1)	1,000	1,008,750

		$4,237,560

Telecommunications — 6.3%
Frontier Communications Corp., 6.25%, 9/15/21	$125	$103,437
Frontier Communications Corp., 10.50%, 9/15/22	20	17,594
Hughes Satellite Systems Corp., 6.50%, 6/15/19	225	239,597
Intelsat Luxembourg SA, 6.75%, 6/1/18	400	394,000
SBA Communications Corp., 4.00%, 10/1/22(1)	75	76,500
Sprint Communications, Inc., 7.00%, 8/15/20	500	541,250
Sprint Communications, Inc., 9.00%, 11/15/18(1)	436	462,705
Sprint Corp., 7.25%, 9/15/21	500	546,250

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc., 6.836%, 4/28/23	$500	$528,750
Wind Acquisition Finance S.A., 4.75%, 7/15/20(1)	750	760,800

		$3,670,883

Utilities — 2.0%
AES Corp. (The), 7.375%, 7/1/21	$1,000	$1,142,500

		$1,142,500

Total Corporate Bonds & Notes (identified cost $48,597,473)		$49,197,916

Senior Floating-Rate Loans — 9.8%(6)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.8%
American Tire Distributors Holdings, Inc., Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), Maturing 9/1/21	$495	$497,660

		$497,660

Diversified Financial Services — 0.2%
VFH Parent, LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing 12/30/21	$95	$96,286

		$96,286

Energy — 0.4%
Chesapeake Energy Corporation, Term Loan, 8.81%, (3 mo. USD LIBOR + 7.50%), Maturing 8/23/21	$240	$258,420

		$258,420

Gaming — 3.9%
Gateway Casinos & Entertainment Limited, Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing 2/22/23	$249	$252,752
GLP Financing, LLC, Term Loan, 2.99%, (1 mo. USD LIBOR + 1.75%), Maturing 4/28/21	1,000	991,667
VICI Properties 1, LLC, Term Loan, Maturing 10/14/22(7)	1,000	1,001,979

		$2,246,398

Services — 1.4%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.88%, (3 mo. USD LIBOR + 6.50%), Maturing 7/25/22	$210	$181,125

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Services (continued)
AlixPartners, LLP, Term Loan, 4.08%, (3 mo. USD LIBOR + 2.75%), Maturing 4/4/24	$498	$500,765
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing 12/17/21	117	117,794

		$799,684

Super Retail — 0.4%
National Vision, Inc., Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing 3/12/21	$227	$228,019

		$228,019

Technology — 2.2%
EIG Investors Corp., Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing 2/9/23	$496	$502,167
Veritas Bermuda, Ltd., Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), Maturing 1/27/23	746	751,114

		$1,253,281

Telecommunications — 0.5%
Asurion, LLC, Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing 8/4/25	$300	$309,984

		$309,984

Total Senior Floating-Rate Loans (identified cost $5,639,863)		$5,689,732

Convertible Bonds — 3.9%

Security	Principal Amount (000’s omitted)	Value

Utilities — 3.9%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$320	$320,800
NRG Yield, Inc., 3.50%, 2/1/19(1)	695	710,637
Pattern Energy Group, Inc., 4.00%, 7/15/20	270	279,113
SolarCity Corp., 1.625%, 11/1/19	1,000	945,625

		$2,256,175

Total Convertible Bonds (identified cost $2,190,820)		$2,256,175

Short-Term Investments — 2.2%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(8)	1,259,286	$1,259,412

		$1,259,412

Total Short-Term Investments (identified cost $1,259,412)		$1,259,412

Total Investments — 100.6% (identified cost $57,687,568)		$58,403,235

Other Assets, Less Liabilities — (0.6)%		$(335,542)

Net Assets — 100.0%		$58,067,693

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $23,870,729 or 41.1% of the Portfolio’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(4)	Amount is less than 0.05%.

(5)	Issuer is in default with respect to interest and/or principal payments.

(6)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(7)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Abbreviations:

LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $56,428,156)	$57,143,823
Affiliated investment, at value (identified cost, $1,259,412)	1,259,412
Cash	101,009
Interest receivable	923,603
Dividends receivable from affiliated investment	1,873
Receivable for investments sold	4,238
Receivable from affiliate	3,863
Total assets	$59,437,821

Liabilities
Payable for investments purchased	$1,278,026
Payable to affiliates:
Investment adviser fee	27,569
Trustees’ fees	328
Accrued expenses	64,205
Total liabilities	$1,370,128
Net Assets applicable to investors’ interest in Portfolio	$58,067,693

Sources of Net Assets
Investors’ capital	$57,352,026
Net unrealized appreciation	715,667
Total	$58,067,693

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income (net of foreign taxes, $641)	$3,295,730
Dividends from affiliated investment	13,644
Total investment income	$3,309,374

Expenses
Investment adviser fee	$337,745
Trustees’ fees and expenses	4,015
Custodian fee	42,701
Legal and accounting services	60,503
Miscellaneous	4,132
Total expenses	$449,096
Deduct —
Allocation of expenses to affiliate	$44,957
Total expense reductions	$44,957

Net expenses	$404,139

Net investment income	$2,905,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$309,182
Investment transactions — affiliated investment	(93)
Net realized gain	$309,089
Change in unrealized appreciation (depreciation) —
Investments	$388,739
Investments — affiliated investment	(93)
Net change in unrealized appreciation (depreciation)	$388,646

Net realized and unrealized gain	$697,735

Net increase in net assets from operations	$3,602,970

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$2,905,235	$2,534,902
Net realized gain (loss)	309,089	(770,117)
Net change in unrealized appreciation (depreciation)	388,646	1,754,409
Net increase in net assets from operations	$3,602,970	$3,519,194
Capital transactions —
Contributions	$18,884,718	$21,691,988
Withdrawals	(25,390,948)	(21,794,610)
Net decrease in net assets from capital transactions	$(6,506,230)	$(102,622)

Net increase (decrease) in net assets	$(2,903,260)	$3,416,572

Net Assets
At beginning of year	$60,970,953	$57,554,381
At end of year	$58,067,693	$60,970,953

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017		2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67	%(2)	0.76%	0.76%	0.77%	0.80%
Net investment income	4.80%		4.34%	4.24%	4.46%	4.91%
Portfolio Turnover	69%		67%	41%	65%	92%

Total Return	6.10	%(2)	6.13%	1.50%	2.87%	6.18%

Net assets, end of year (000’s omitted)	$58,068		$60,971	$57,554	$57,811	$55,708

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	The investment adviser reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended October 31, 2017). Absent this reimbursement, total return would be lower.

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 77.3%, 20.8% and 1.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

25

Short Duration High Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement effective January 1, 2017 between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interests in the Portfolio. Prior to January 1, 2017, the fee was computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on net assets of $500 million and over. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $337,745 or 0.56% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $44,957 of the Portfolio’s operating expenses for the year ended October 31, 2017. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $40,028,840 and $42,034,404, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$57,690,457

Gross unrealized appreciation	$943,097
Gross unrealized depreciation	(230,319)

Net unrealized appreciation	$712,778

26

Short Duration High Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$49,197,916	$—	$49,197,916
Senior Floating-Rate Loans	—	5,689,732	—	5,689,732
Convertible Bonds	—	2,256,175	—	2,256,175
Short-Term Investments	—	1,259,412	—	1,259,412

Total Investments	$—	$58,403,235	$—	$58,403,235

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Short Duration High Income Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration High Income Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

28

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Short Duration High Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.17

Eaton Vance

Short Duration Strategic

Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 61

Federal Tax Information	23

Management and Organization	62

Important Notices	65

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generated broad gains during the 12 months ended October 31, 2017, a period characterized by synchronized global growth, subdued inflation and abundant liquidity. Higher-yielding fixed-income sectors posted healthy increases during the period. Credit spreads narrowed globally, while interest rates generally rose in developed markets and declined in emerging markets. The U.S. dollar weakened against most foreign currencies. Equity returns were strong across developed and emerging markets.

The period began with the unexpected outcome of the U.S. presidential election, which came less than five months after the U.K.’s stunning vote to leave the European Union (EU). Optimism about the new administration’s pro-growth agenda sparked a rally in domestic equities and corporate credit that continued throughout much of the period. While investors awaited fiscal stimulus, the U.S. economy continued to grow at a modest pace, and corporate earnings strengthened. The Federal Reserve raised interest rates three times during the period, despite softening inflation, and began reducing the size of its balance sheet in October 2017.

Overseas, election outcomes in France and the Netherlands dampened concerns about the stability of the EU, and acceleration in the eurozone economy further lifted investor sentiment. The European Central Bank tapered its monthly bond purchases, but extended the length of its bond-buying program and held interest rates at record lows. The Bank of Japan maintained its ultra-easy policies, and Prime Minister Abe won a strong mandate in Japan’s national election, allowing his economic reforms to continue. Government spending bolstered China’s economy, and the rising price of oil and other commodities benefited Russia and Brazil.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 6.35%. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index),2 gained 0.90% during the period.

Asset allocation decisions had the largest favorable impact on Fund performance versus the Index. Positions in non- investment-grade areas of the U.S. fixed-income market — namely high-yield bonds and floating-rate loans — were especially helpful, as was exposure to emerging market debt. These higher-yielding asset classes posted attractive returns amid robust demand for yield and a supportive economic backdrop. Allocations to global macro absolute return strategies were another source of relative strength, with strong gains in currency and sovereign credit exposures more than offsetting losses in interest rate, corporate credit and commodity exposures. Investments in U.S. agency mortgage-backed securities that benefit from lower mortgage-prepayment speeds also added value. U.S. interest rates increased during the period, and higher rates typically translate into lower refinancing activity.

In addition to asset allocation decisions, currency management and duration6 management boosted relative results. Select long investments in emerging and frontier currencies versus the U.S. dollar and euro performed well, as did a long position7 in the Icelandic krona versus the euro and a short position8 in the New Zealand dollar versus the U.S. dollar. Driven by thriving tourism, Iceland’s economy continued to grow at a solid pace, and the government removed the remaining capital controls it had implemented in the wake of the global financial crisis. In New Zealand, central bank officials made comments in support of a weaker currency, and a change in political leadership created uncertainty about the future direction of key economic policies.

With respect to duration management, the Fund’s average U.S. duration exposure was slightly negative throughout the fiscal year. This positioning was advantageous given the increase in U.S. interest rates that occurred during the period. Positive global duration — i.e., interest-rate exposure in foreign countries — also made a meaningful contribution to Fund performance versus the Index. On the negative side, U.S. inflation-linked bonds weighed on relative results from March 2017 through June 2017, when both actual measures of inflation and inflation expectations weakened.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	6.35%	2.97%	4.49%
Class A with 2.25% Maximum Sales Charge	—	—	3.92	2.49	4.26
Class B at NAV	11/26/1990	11/26/1990	5.56	2.19	3.69
Class B with 5% Maximum Sales Charge	—	—	0.56	1.85	3.69
Class C at NAV	05/25/1994	11/26/1990	5.56	2.21	3.69
Class C with 1% Maximum Sales Charge	—	—	4.56	2.21	3.69
Class I at NAV	04/03/2009	11/26/1990	6.62	3.23	4.70
Class R at NAV	08/03/2009	11/26/1990	6.08	2.71	4.29
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.90%	2.03%	4.18%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.08%	1.83%	1.83%	0.82%	1.33%
Net	1.05	1.80	1.80	0.79	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$14,367	N.A.
Class C	$10,000	10/31/2007	$14,367	N.A.
Class I	$250,000	10/31/2007	$395,778	N.A.
Class R	$10,000	10/31/2007	$15,221	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

*	Amount is less than 0.05%.

Asset Allocation (% of net assets)

*	Net of securities sold short.

**	Net of unfunded loan commitments.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.70	$5.65	1.11%
Class B	$1,000.00	$1,014.80	$9.45	1.86%
Class C	$1,000.00	$1,014.80	$9.45	1.86%
Class I	$1,000.00	$1,019.90	$4.33	0.85%
Class R	$1,000.00	$1,017.40	$6.92	1.36%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.65	1.11%
Class B	$1,000.00	$1,015.80	$9.45	1.86%
Class C	$1,000.00	$1,015.80	$9.45	1.86%
Class I	$1,000.00	$1,020.90	$4.33	0.85%
Class R	$1,000.00	$1,018.30	$6.92	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Boston Income Portfolio (identified cost, $0)		$21,464	0.0	%(1)
Emerging Markets Local Income Portfolio (identified cost, $35,236,204)		35,398,671	1.6
Global Macro Absolute Return Advantage Portfolio (identified cost, $421,125,802)		437,965,463	19.2
Global Macro Portfolio (identified cost, $0)		10,209	0.0	(1)
Global Opportunities Portfolio (identified cost, $1,503,228,017)		1,497,750,610	65.7
High Income Opportunities Portfolio (identified cost, $117,168,875)		129,571,732	5.7
Senior Debt Portfolio (identified cost, $111,280,533)		110,370,797	4.9
Short Duration High Income Portfolio (identified cost, $12,187,555)		12,060,371	0.5

Total Investments in Affiliated Portfolios (identified cost $2,200,226,986)		$2,223,149,317	97.6%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Fixed Income Funds
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,985,273	$57,159,361	2.5%

Total Investments in Affiliated Investment Funds (identified cost $58,037,347)		$57,159,361	2.5%

Short-Term Investments

Description	Principal Amount	Value	% of Net Assets

State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 11/1/17	$6,262	$6,262	0.0	%(1)

Total Short-Term Investments (identified cost $6,262)		$6,262	0.0	%(1)

Total Investments (identified cost $2,258,270,595)		$2,280,314,940	100.1%

Other Assets, Less Liabilities		$(2,103,680)	(0.1)%

Net Assets		$2,278,211,260	100.0%

(1)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Affiliated investments, at value (identified cost, $2,258,264,333)	$2,280,308,678
Unaffiliated investment, at value (identified cost, $6,262)	6,262
Receivable for Fund shares sold	7,335,526
Total assets	$2,287,650,466

Liabilities
Payable for Fund shares redeemed	$8,426,948
Payable to affiliates:
Investment adviser fee	22
Distribution and service fees	582,692
Trustees’ fees	42
Accrued expenses	429,502
Total liabilities	$9,439,206
Net Assets	$2,278,211,260

Sources of Net Assets
Paid-in capital	$2,365,472,157
Accumulated net realized loss from Portfolios	(137,442,242)
Accumulated undistributed net investment income	28,137,000
Net unrealized appreciation	22,044,345
Total	$2,278,211,260

Class A Shares
Net Assets	$642,805,368
Shares Outstanding	86,092,793
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.47
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$7.64

Class B Shares
Net Assets	$14,252,100
Shares Outstanding	2,024,333
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.04

Class C Shares
Net Assets	$506,158,182
Shares Outstanding	71,863,752
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.04

Class I Shares
Net Assets	$1,112,215,108
Shares Outstanding	149,171,157
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.46

Class R Shares
Net Assets	$2,780,502
Shares Outstanding	371,850
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends from Affiliated Investment Fund	$5,121,681
Interest income	151
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $772,450)	100,694,574
Dividends allocated from affiliated Portfolios (net of foreign taxes, $49,709)	8,482,726
Expenses, excluding interest expense, allocated from affiliated Portfolios	(16,600,812)
Interest expense allocated from affiliated Portfolios	(224,354)
Total investment income	$97,473,966

Expenses
Investment adviser fee	$1,265
Distribution and service fees
Class A	1,826,262
Class B	197,984
Class C	5,521,204
Class R	13,614
Trustees’ fees and expenses	500
Custodian fee	76,594
Transfer and dividend disbursing agent fees	1,401,225
Legal and accounting services	121,626
Printing and postage	197,806
Registration fees	169,477
Miscellaneous	27,708
Total expenses	$9,555,265

Net investment income	$87,918,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolios	$11,881,442
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $786,381)	22,549,016
Written options and swaptions	3,647,662
Securities sold short	(50,432)
Futures contracts	(5,502,846)
Swap contracts	306,262
Forward commodity contracts	(204,118)
Foreign currency transactions	2,134,819
Forward foreign currency exchange contracts	814,920
Non-deliverable bond forward contracts	19,456
Capital gain distributions received	83,047
Net realized gain	$35,679,228
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(11,881,442)
Investments — Affiliated Investment Fund	(373,958)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease in accrued foreign capital gains taxes of $6,480)	39,470,141
Written options and swaptions	(10,125)
Securities sold short	(43,604)
Futures contracts	1,598,382
Swap contracts	(14,442,803)
Forward commodity contracts	(863,372)
Forward volatility agreements	(470,319)
Foreign currency	1,233,457
Forward foreign currency exchange contracts	82,082
Non-deliverable bond forward contracts	(25,201)
Net change in unrealized appreciation (depreciation)	$14,273,238

Net realized and unrealized gain	$49,952,466

Net increase in net assets from operations	$137,871,167

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$87,918,701	$96,881,994
Net realized gain (loss)	35,679,228	(127,671,874)
Net change in unrealized appreciation (depreciation)	14,273,238	83,658,079
Net increase in net assets from operations	$137,871,167	$52,868,199
Distributions to shareholders —
From net investment income
Class A	$(26,832,551)	$(37,934,399)
Class B	(570,504)	(954,375)
Class C	(16,216,424)	(19,935,787)
Class I	(37,894,663)	(31,377,262)
Class R	(94,351)	(107,902)
Tax return of capital
Class A	—	(3,914,842)
Class B	—	(98,043)
Class C	—	(2,100,643)
Class I	—	(3,183,638)
Class R	—	(9,370)
Total distributions to shareholders	$(81,608,493)	$(99,616,261)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$200,063,399	$185,272,702
Class B	162,920	387,218
Class C	55,102,659	67,349,798
Class I	756,569,935	373,758,044
Class R	950,368	1,866,299
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	25,221,271	39,895,425
Class B	514,474	931,951
Class C	14,948,467	19,853,524
Class I	33,878,134	30,450,509
Class R	59,837	82,599
Cost of shares redeemed
Class A	(488,801,850)	(591,470,909)
Class B	(6,079,822)	(9,555,804)
Class C	(177,318,937)	(206,504,112)
Class I	(403,699,494)	(732,767,425)
Class R	(874,858)	(4,761,126)
Net asset value of shares exchanged
Class A	5,995,791	5,922,362
Class B	(5,995,791)	(5,922,362)
Net increase (decrease) in net assets from Fund share transactions	$10,696,503	$(825,211,307)

Net increase (decrease) in net assets	$66,959,177	$(871,959,369)

Net Assets
At beginning of year	$2,211,252,083	$3,083,211,452
At end of year	$2,278,211,260	$2,211,252,083

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$28,137,000	$(236,255)

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$7.280		$7.360		$7.900		$7.860		$8.150

Income (Loss) From Operations
Net investment income(1)	$0.295		$0.284		$0.302		$0.356		$0.321
Net realized and unrealized gain (loss)	0.171		(0.069)		(0.361)		0.055		(0.232)

Total income (loss) from operations	$0.466		$0.215		$(0.059)		$0.411		$0.089

Less Distributions
From net investment income	$(0.276)		$(0.269)		$(0.318)		$(0.371)		$(0.246)
From net realized gain	—		—		(0.163)		—		(0.024)
Tax return of capital	—		(0.026)		—		—		(0.109)

Total distributions	$(0.276)		$(0.295)		$(0.481)		$(0.371)		$(0.379)

Net asset value — End of year	$7.470		$7.280		$7.360		$7.900		$7.860

Total Return(2)	6.35%		3.05%		(0.81)%		5.35%		1.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$642,805		$878,296		$1,257,518		$846,873		$1,114,267
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.09	%(5)	1.08	%(5)	1.06	%(6)	1.17	%(6)	1.16	%(6)
Net investment income	3.98%		3.94%		3.96%		4.53%		3.97%
Portfolio Turnover of the Fund(7)	11%		10%		10%		53%		24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01% and 0.03% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$6.870		$6.940		$7.450		$7.420		$7.690

Income (Loss) From Operations
Net investment income(1)	$0.226		$0.217		$0.234		$0.280		$0.246
Net realized and unrealized gain (loss)	0.152		(0.060)		(0.335)		0.042		(0.217)

Total income (loss) from operations	$0.378		$0.157		$(0.101)		$0.322		$0.029

Less Distributions
From net investment income	$(0.208)		$(0.207)		$(0.246)		$(0.292)		$(0.189)
From net realized gain	—		—		(0.163)		—		(0.024)
Tax return of capital	—		(0.020)		—		—		(0.086)

Total distributions	$(0.208)		$(0.227)		$(0.409)		$(0.292)		$(0.299)

Net asset value — End of year	$7.040		$6.870		$6.940		$7.450		$7.420

Total Return(2)	5.56%		2.21%		(1.44)%		4.42%		0.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,252		$25,070		$39,827		$55,844		$77,536
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.84	%(5)	1.83	%(5)	1.81	%(6)	1.93	%(6)	1.91	%(6)
Net investment income	3.23%		3.19%		3.23%		3.76%		3.21%
Portfolio Turnover of the Fund(7)	11%		10%		10%		53%		24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01% and 0.03% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$6.870		$6.940		$7.460		$7.420		$7.690

Income (Loss) From Operations
Net investment income(1)	$0.227		$0.216		$0.233		$0.279		$0.245
Net realized and unrealized gain (loss)	0.151		(0.059)		(0.344)		0.053		(0.216)

Total income (loss) from operations	$0.378		$0.157		$(0.111)		$0.332		$0.029

Less Distributions
From net investment income	$(0.208)		$(0.207)		$(0.246)		$(0.292)		$(0.189)
From net realized gain	—		—		(0.163)		—		(0.024)
Tax return of capital	—		(0.020)		—		—		(0.086)

Total distributions	$(0.208)		$(0.227)		$(0.409)		$(0.292)		$(0.299)

Net asset value — End of year	$7.040		$6.870		$6.940		$7.460		$7.420

Total Return(2)	5.56%		2.35%		(1.57)%		4.56%		0.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$506,158		$598,798		$727,676		$584,964		$724,705
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.84	%(5)	1.83	%(5)	1.81	%(6)	1.93	%(6)	1.91	%(6)
Net investment income	3.24%		3.18%		3.23%		3.76%		3.21%
Portfolio Turnover of the Fund(7)	11%		10%		10%		53%		24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01% and 0.03% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$7.270		$7.350		$7.880		$7.850		$8.140

Income (Loss) From Operations
Net investment income(1)	$0.316		$0.302		$0.318		$0.371		$0.340
Net realized and unrealized gain (loss)	0.168		(0.069)		(0.348)		0.049		(0.231)

Total income (loss) from operations	$0.484		$0.233		$(0.030)		$0.420		$0.109

Less Distributions
From net investment income	$(0.294)		$(0.285)		$(0.337)		$(0.390)		$(0.261)
From net realized gain	—		—		(0.163)		—		(0.024)
Tax return of capital	—		(0.028)		—		—		(0.114)

Total distributions	$(0.294)		$(0.313)		$(0.500)		$(0.390)		$(0.399)

Net asset value — End of year	$7.460		$7.270		$7.350		$7.880		$7.850

Total Return(2)	6.62%		3.30%		(0.44)%		5.49%		1.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,112,215		$706,509		$1,052,734		$354,633		$395,581
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.84	%(5)	0.82	%(5)	0.81	%(6)	0.90	%(6)	0.91	%(6)
Net investment income	4.25%		4.19%		4.18%		4.72%		4.20%
Portfolio Turnover of the Fund(7)	11%		10%		10%		53%		24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01% and 0.03% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$7.290		$7.370		$7.910		$7.880		$8.160

Income (Loss) From Operations
Net investment income(1)	$0.279		$0.269		$0.282		$0.334		$0.299
Net realized and unrealized gain (loss)	0.169		(0.072)		(0.360)		0.047		(0.220)

Total income (loss) from operations	$0.448		$0.197		$(0.078)		$0.381		$0.079

Less Distributions
From net investment income	$(0.258)		$(0.249)		$(0.299)		$(0.351)		$(0.232)
From net realized gain	—		—		(0.163)		—		(0.024)
Tax return of capital	—		(0.028)		—		—		(0.103)

Total distributions	$(0.258)		$(0.277)		$(0.462)		$(0.351)		$(0.359)

Net asset value — End of year	$7.480		$7.290		$7.370		$7.910		$7.880

Total Return(2)	6.08%		2.79%		(1.05)%		4.94%		0.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,781		$2,579		$5,457		$1,513		$1,387
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.34	%(5)	1.33	%(5)	1.31	%(6)	1.42	%(6)	1.41	%(6)
Net investment income	3.75%		3.72%		3.70%		4.24%		3.68%
Portfolio Turnover of the Fund(7)	11%		10%		10%		53%		24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.01% and 0.03% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04% and 0.10% for the years ended October 31, 2015, 2014 and 2013, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in eight portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2017 were as follows: Boston Income Portfolio (less than 0.05%), Emerging Markets Local Income Portfolio (5.7%), Global Macro Absolute Return Advantage Portfolio (10.8%), Global Macro Portfolio (less than 0.05%), Global Opportunities Portfolio (91.7%), High Income Opportunities Portfolio (7.3%), Senior Debt Portfolio (1.4%) and Short Duration High Income Portfolio (20.8%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements — continued

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$81,608,493	$90,309,725
Tax return of capital	$—	$9,306,536

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements — continued

During the year ended October 31, 2017, accumulated net realized loss was increased by $26,453,676, accumulated undistributed net investment income was increased by $22,063,047 and paid-in capital was increased by $4,390,629 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investments in the Portfolios. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$28,407,407
Deferred capital losses	$(69,936,954)
Net unrealized depreciation	$(45,731,350)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investments in the Portfolios and the deferral of passive losses from partnership investments in the Portfolios.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $69,936,954 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $11,802,785 are short-term and $58,134,169 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,326,046,290

Gross unrealized appreciation	$44,103,393
Gross unrealized depreciation	(89,834,743)

Net unrealized depreciation	$(45,731,350)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2017, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $14,114,395 and the adviser fee paid by the Fund on Investable Assets amounted to $1,265. For the year ended October 31, 2017, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.63% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $47,570 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $26,439 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $5,121,681 and none, respectively, for the year ended October 31, 2017.

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements — continued

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $1,826,262 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $148,488 and $4,140,903 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $6,807 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $49,496, $1,380,301 and $6,807 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $22,000, $6,000 and $12,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$—	$15,740,000
Currency Income Advantage Portfolio	—	23,226,285
Emerging Markets Local Income Portfolio	1,549,175	13,286,093
Global Macro Absolute Return Advantage Portfolio	48,320,484	39,305,264
Global Opportunities Portfolio	170,134,601	92,331,168
High Income Opportunities Portfolio	1,446,008	80,781,893
Senior Debt Portfolio	25,090,293	56,854,489
Short Duration High Income Portfolio	2,500,000	8,970,000

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	26,964,605	25,646,698
Issued to shareholders electing to receive payments of distributions in Fund shares	3,401,675	5,546,932
Redemptions	(65,702,732)	(82,221,975)
Exchange from Class B shares	806,053	822,420

Net decrease	(34,530,399)	(50,205,925)

	Year Ended October 31,
Class B	2017	2016

Sales	23,288	56,753
Issued to shareholders electing to receive payments of distributions in Fund shares	73,573	137,455
Redemptions	(869,097)	(1,407,984)
Exchange to Class A shares	(855,100)	(872,823)

Net decrease	(1,627,336)	(2,086,599)

	Year Ended October 31,
Class C	2017	2016

Sales	7,867,007	9,874,316
Issued to shareholders electing to receive payments of distributions in Fund shares	2,136,058	2,926,728
Redemptions	(25,323,948)	(30,415,949)

Net decrease	(15,320,883)	(17,614,905)

	Year Ended October 31,
Class I	2017	2016

Sales	101,878,229	51,779,825
Issued to shareholders electing to receive payments of distributions in Fund shares	4,568,891	4,239,511
Redemptions	(54,457,831)	(102,063,922)

Net increase (decrease)	51,989,289	(46,044,586)

	Year Ended October 31,
Class R	2017	2016
Sales	127,912	257,811
Issued to shareholders electing to receive payments of distributions in Fund shares	8,050	11,418
Redemptions	(117,848)	(655,577)

Net increase (decrease)	18,114	(386,348)

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Notes to Financial Statements — continued

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2017 were as follows:

Fund	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,436,892	548,381	—	5,985,273	$57,159,361	$5,121,681	$—	$(373,958)

					$57,159,361	$5,121,681	$—	$(373,958)

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,223,149,317	$—	$—	$2,223,149,317
Investments in Affiliated Investment Funds	57,159,361	—	—	57,159,361
Short-Term Investments	—	6,262	—	6,262

Total Investments	$2,280,308,678	$6,262	$—	$2,280,314,940

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Strategic Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 20.5%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
Series 267, (Interest Only), Class S5, 4.761%, (6.00% - 1 mo. USD LIBOR), 8/15/42(1)(2)	$16,657,727	$2,976,596
Series 2182, Class ZC, 7.50%, 9/15/29	188,548	217,743
Series 2631, (Interest Only), Class DS, 5.861%, (7.10% - 1 mo. USD LIBOR), 6/15/33(1)(2)	3,211,389	506,649
Series 2953, (Interest Only), Class LS, 5.461%, (6.70% - 1 mo. USD LIBOR), 12/15/34(1)(2)	2,718,948	259,492
Series 2956, (Interest Only), Class SL, 5.761%, (7.00% - 1 mo. USD LIBOR), 6/15/32(1)(2)	1,665,707	302,164
Series 3114, (Interest Only), Class TS, 5.411%, (6.65% - 1 mo. USD LIBOR), 9/15/30(1)(2)	5,990,163	796,534
Series 3153, (Interest Only), Class JI, 5.381%, (6.62% - 1 mo. USD LIBOR), 5/15/36(1)(2)	3,836,942	686,966
Series 3727, (Interest Only), Class PS, 5.461%, (6.70% - 1 mo. USD LIBOR), 11/15/38(1)(2)	2,585,461	47,694
Series 3745, (Interest Only), Class SA, 5.511%, (6.75% - 1 mo. USD LIBOR), 3/15/25(1)(2)	2,544,689	178,303
Series 3845, (Interest Only), Class ES, 5.411%, (6.65% - 1 mo. USD LIBOR), 1/15/29(1)(2)	1,689,144	59,174
Series 3919, (Interest Only), Class SL, 5.411%, (6.65% - 1 mo. USD LIBOR), 10/15/40(1)(2)	24,820	83
Series 3969, (Interest Only), Class SB, 5.411%, (6.65% - 1 mo. USD LIBOR), 2/15/30(1)(2)	1,793,539	102,485
Series 3973, (Interest Only), Class SG, 5.411%, (6.65% - 1 mo. USD LIBOR), 4/15/30(1)(2)	3,228,486	263,207
Series 4007, (Interest Only), Class JI, 4.00%, 2/15/42(1)	3,331,248	562,585
Series 4050, (Interest Only), Class IB, 3.50%, 5/15/41(1)	16,097,298	1,994,806
Series 4067, (Interest Only), Class JI, 3.50%, 6/15/27(1)	13,482,273	1,483,928
Series 4070, (Interest Only), Class S, 4.861%, (6.10% - 1 mo. USD LIBOR), 6/15/32(1)(2)	19,916,468	3,156,966
Series 4095, (Interest Only), Class HS, 4.861%, (6.10% - 1 mo. USD LIBOR), 7/15/32(1)(2)	6,927,612	938,347
Series 4109, (Interest Only), Class ES, 4.911%, (6.15% - 1 mo. USD LIBOR), 12/15/41(1)(2)	91,014	16,861
Series 4109, (Interest Only), Class KS, 4.861%, (6.10% - 1 mo. USD LIBOR), 5/15/32(1)(2)	2,079,781	89,289
Series 4109, (Interest Only), Class SA, 4.961%, (6.20% - 1 mo. USD LIBOR), 9/15/32(1)(2)	7,642,991	1,356,514
Series 4149, (Interest Only), Class S, 5.011%, (6.25% - 1 mo. USD LIBOR), 1/15/33(1)(2)	5,779,848	967,711
Series 4163, (Interest Only), Class GS, 4.961%, (6.20% - 1 mo. USD LIBOR), 11/15/32(1)(2)	4,621,781	891,467
Series 4169, (Interest Only), Class AS, 5.011%, (6.25% - 1 mo. USD LIBOR), 2/15/33(1)(2)	7,282,945	1,188,819

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(1)	$6,295,787	$536,429
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(1)	10,357,235	1,012,244
Series 4189, (Interest Only), Class SQ, 4.911%, (6.15% - 1 mo. USD LIBOR), 12/15/42(1)(2)	7,658,580	1,218,176
Series 4203, (Interest Only), Class QS, 5.011%, (6.25% - 1 mo. USD LIBOR), 5/15/43(1)(2)	5,477,871	833,012
Series 4212, (Interest Only), Class SA, 4.961%, (6.20% - 1 mo. USD LIBOR), 7/15/38(1)(2)	15,376,983	1,617,174
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(1)	2,305,626	50,338
Series 4273, Class SP, 8.707%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(2)	526,143	659,694
Series 4323, (Interest Only), Class CI, 4.00%, 3/15/40(1)	9,698,531	908,694
Series 4332, (Interest Only), Class IK, 4.00%, 4/15/44(1)	3,801,296	625,942
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(1)	3,715,753	460,571
Series 4343, (Interest Only), Class PI, 4.00%, 5/15/44(1)	7,516,988	1,228,586
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(1)	4,895,855	604,604
Series 4381, (Interest Only), Class SK, 4.911%, (6.15% - 1 mo. USD LIBOR), 6/15/44(1)(2)	8,206,728	1,465,932
Series 4388, (Interest Only), Class MS, 4.861%, (6.10% - 1 mo. USD LIBOR), 9/15/44(1)(2)	9,461,807	1,704,655
Series 4407, Class LN, 6.443%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(2)	336,914	334,657
Series 4408, (Interest Only), Class IP, 3.50%, 4/15/44(1)	11,074,369	1,745,500
Series 4417, (Principal Only), Class KO, 0.00%, 12/15/43(3)	1,744,076	1,242,930
Series 4452, (Interest Only), Class SP, 4.961%, (6.20% - 1 mo. USD LIBOR), 10/15/43(1)(2)	15,997,432	2,229,664
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(3)	4,985,182	4,307,044
Series 4497, (Interest Only), Class CS, 4.961%, (6.20% - 1 mo. USD LIBOR), 9/15/44(1)(2)	24,473,766	5,006,557
Series 4507, (Interest Only), Class MI, 3.50%, 8/15/44(1)	13,534,258	1,988,095
Series 4507, (Interest Only), Class SJ, 4.941%, (6.18% - 1 mo. USD LIBOR), 9/15/45(1)(2)	13,877,018	2,781,428
Series 4526, (Interest Only), Class PI, 3.50%, 1/15/42(1)	8,696,354	1,030,554
Series 4528, (Interest Only), Class BS, 4.911%, (6.15% - 1 mo. USD LIBOR), 7/15/45(1)(2)	13,453,113	2,571,357
Series 4629, (Interest Only), Class QI, 3.50%, 11/15/46(1)	14,131,750	2,346,882

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4637, Class CU, 3.00%, 8/15/44	$15,443,047	$14,999,823
Series 4637, (Interest Only), Class IP, 3.50%, 4/15/44(1)	6,700,925	940,923
Series 4644, (Interest Only), Class TI, 3.50%, 1/15/45(1)	13,044,421	1,927,993
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(1)	8,053,405	1,076,375
Series 4667, (Interest Only), Class PI, 3.50%, 5/15/42(1)	27,556,560	4,085,202
Series 4672, (Interest Only), Class LI, 3.50%, 1/15/43(1)	15,098,935	2,018,617
Series 4677, Class SB, 11.06%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(2)	3,894,501	4,160,117
Series 4703, Class TZ, 4.00%, 7/15/47	1,355,936	1,359,096

		$88,123,248

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2016-DNA2, Class M3, 5.888%, (1 mo. USD LIBOR + 4.65%), 10/25/28(4)	$1,750,000	$1,983,635
Series 2017-DNA1, Class B1, 6.188%, (1 mo. USD LIBOR + 4.95%), 7/25/29(4)	1,244,000	1,315,427
Series 2017-DNA1, Class M2, 4.488%, (1 mo. USD LIBOR + 3.25%), 7/25/29(4)	13,000,000	13,706,173
Series 2017-DNA2, Class M2, 4.688%, (1 mo. USD LIBOR + 3.45%), 10/25/29(4)	9,310,000	9,893,185

		$26,898,420

Federal National Mortgage Association:
Series G94-7, Class PJ, 7.50%, 5/17/24	$393,554	$436,109
Series 1994-42, Class K, 6.50%, 4/25/24	248,782	270,742
Series 2004-46, (Interest Only), Class SI, 4.762%, (6.00% - 1 mo. USD LIBOR), 5/25/34(1)(2)	5,580,685	752,731
Series 2005-17, (Interest Only), Class SA, 5.462%, (6.70% - 1 mo. USD LIBOR), 3/25/35(1)(2)	2,832,153	565,647
Series 2005-71, (Interest Only), Class SA, 5.512%, (6.75% - 1 mo. USD LIBOR), 8/25/25(1)(2)	2,917,110	310,353
Series 2005-105, (Interest Only), Class S, 5.462%, (6.70% - 1 mo. USD LIBOR), 12/25/35(1)(2)	2,639,601	492,556
Series 2006-44, (Interest Only), Class IS, 5.362%, (6.60% - 1 mo. USD LIBOR), 6/25/36(1)(2)	2,268,841	405,251
Series 2006-65, (Interest Only), Class PS, 5.982%, (7.22% - 1 mo. USD LIBOR), 7/25/36(1)(2)	2,247,287	451,599
Series 2006-96, (Interest Only), Class SN, 5.962%, (7.20% - 1 mo. USD LIBOR), 10/25/36(1)(2)	3,131,364	550,096

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2006-104, (Interest Only), Class SD, 5.402%, (6.64% - 1 mo. USD LIBOR), 11/25/36(1)(2)	$2,325,169	$414,178
Series 2006-104, (Interest Only), Class SE, 5.392%, (6.63% - 1 mo. USD LIBOR), 11/25/36(1)(2)	1,550,112	287,224
Series 2007-50, (Interest Only), Class LS, 5.212%, (6.45% - 1 mo. USD LIBOR), 6/25/37(1)(2)	3,239,292	585,042
Series 2008-26, (Interest Only), Class SA, 4.962%, (6.20% - 1 mo. USD LIBOR), 4/25/38(1)(2)	4,169,114	690,444
Series 2008-61, (Interest Only), Class S, 4.862%, (6.10% - 1 mo. USD LIBOR), 7/25/38(1)(2)	7,069,204	1,195,618
Series 2009-62, Class WA, 5.571%, 8/25/39	2,418,354	2,648,272
Series 2010-99, (Interest Only), Class NS, 5.362%, (6.60% - 1 mo. USD LIBOR), 3/25/39(1)(2)	3,858,112	194,180
Series 2010-124, (Interest Only), Class SJ, 4.812%, (6.05% - 1 mo. USD LIBOR), 11/25/38(1)(2)	3,411,930	262,950
Series 2010-135, (Interest Only), Class SD, 4.762%, (6.00% - 1 mo. USD LIBOR), 6/25/39(1)(2)	7,076,951	559,104
Series 2011-45, (Interest Only), Class SA, 5.412%, (6.65% - 1 mo. USD LIBOR), 1/25/29(1)(2)	3,238,022	90,760
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(1)	6,400,338	613,431
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(1)	4,801,136	460,641
Series 2011-104, (Interest Only), Class IM, 3.50%, 10/25/26(1)	7,950,252	771,558
Series 2012-24, (Interest Only), Class S, 4.262%, (5.50% - 1 mo. USD LIBOR), 5/25/30(1)(2)	3,647,509	274,500
Series 2012-30, (Interest Only), Class SK, 5.312%, (6.55% - 1 mo. USD LIBOR), 12/25/40(1)(2)	10,091,089	1,400,191
Series 2012-52, (Interest Only), Class DI, 3.50%, 5/25/27(1)	12,169,211	1,255,342
Series 2012-56, (Interest Only), Class SU, 5.512%, (6.75% - 1 mo. USD LIBOR), 8/25/26(1)(2)	3,953,434	206,058
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(1)	13,865,776	1,253,634
Series 2012-73, (Interest Only), Class MS, 4.812%, (6.05% - 1 mo. USD LIBOR), 5/25/39(1)(2)	12,525,401	1,068,661

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2012-76, (Interest Only), Class GS, 4.812%, (6.05% - 1 mo. USD LIBOR), 9/25/39(1)(2)	$7,735,314	$723,122
Series 2012-86, (Interest Only), Class CS, 4.862%, (6.10% - 1 mo. USD LIBOR), 4/25/39(1)(2)	5,380,445	496,279
Series 2012-94, (Interest Only), Class KS, 5.412%, (6.65% - 1 mo. USD LIBOR), 5/25/38(1)(2)	18,429,553	2,558,074
Series 2012-94, (Interest Only), Class SL, 5.462%, (6.70% - 1 mo. USD LIBOR), 5/25/38(1)(2)	13,822,165	1,938,180
Series 2012-97, (Interest Only), Class PS, 4.912%, (6.15% - 1 mo. USD LIBOR), 3/25/41(1)(2)	13,454,747	1,993,202
Series 2012-103, (Interest Only), Class GS, 4.862%, (6.10% - 1 mo. USD LIBOR), 2/25/40(1)(2)	13,766,593	1,274,791
Series 2012-112, (Interest Only), Class SB, 4.912%, (6.15% - 1 mo. USD LIBOR), 9/25/40(1)(2)	11,295,128	1,615,740
Series 2012-124, (Interest Only), Class IO, 1.464%, 11/25/42(1)	16,979,573	707,467
Series 2012-139, (Interest Only), Class LS, 4.915%, (6.15% - 1 mo. USD LIBOR), 12/25/42(1)(2)	9,399,437	1,982,854
Series 2012-147, (Interest Only), Class SA, 4.862%, (6.10% - 1 mo. USD LIBOR), 1/25/43(1)(2)	12,034,663	2,277,240
Series 2012-150, (Interest Only), Class PS, 4.912%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)(2)	11,050,665	1,853,606
Series 2012-150, (Interest Only), Class SK, 4.912%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)(2)	17,160,649	2,763,427
Series 2013-6, Class TA, 1.50%, 1/25/43	2,921,573	2,849,490
Series 2013-11, (Interest Only), Class IO, 4.00%, 1/25/43(1)	29,012,159	4,908,457
Series 2013-12, (Interest Only), Class SP, 4.412%, (5.65% - 1 mo. USD LIBOR), 11/25/41(1)(2)	5,154,574	653,795
Series 2013-15, (Interest Only), Class DS, 4.962%, (6.20% - 1 mo. USD LIBOR), 3/25/33(1)(2)	12,535,750	2,259,753
Series 2013-23, (Interest Only), Class CS, 5.012%, (6.25% - 1 mo. USD LIBOR), 3/25/33(1)(2)	6,786,161	1,133,563
Series 2013-54, (Interest Only), Class HS, 5.062%, (6.30% - 1 mo. USD LIBOR), 10/25/41(1)(2)	11,949,829	1,314,504

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2013-64, (Interest Only), Class PS, 5.012%, (6.25% - 1 mo. USD LIBOR), 4/25/43(1)(2)	$8,377,133	$1,250,910
Series 2013-66, (Interest Only), Class JI, 3.00%, 7/25/43(1)	13,396,260	2,025,529
Series 2013-75, (Interest Only), Class SC, 5.012%, (6.25% - 1 mo. USD LIBOR), 7/25/42(1)(2)	20,743,743	2,304,895
Series 2014-29, (Interest Only), Class IG, 3.50%, 6/25/43(1)	4,379,821	483,686
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(1)	4,056,258	682,998
Series 2014-41, (Interest Only), Class SA, 4.812%, (6.05% - 1 mo. USD LIBOR), 7/25/44(1)(2)	8,150,287	1,828,034
Series 2014-43, (Interest Only), Class PS, 4.862%, (6.10% - 1 mo. USD LIBOR), 3/25/42(1)(2)	8,859,925	1,602,884
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(1)	13,125,158	1,902,073
Series 2014-64, (Interest Only), Class BI, 3.50%, 3/25/44(1)	4,844,780	608,007
Series 2014-67, (Interest Only), Class IH, 4.00%, 10/25/44(1)	9,939,396	1,694,900
Series 2014-80, (Interest Only), Class CI, 3.50%, 12/25/44(1)	7,972,358	1,168,024
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(1)	13,258,640	2,372,195
Series 2015-6, (Interest Only), Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(1)(2)	23,134,522	1,784,153
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(1)	16,136,426	2,318,714
Series 2015-17, (Interest Only), Class SA, 4.962%, (6.20% - 1 mo. USD LIBOR), 11/25/43(1)(2)	13,909,595	2,026,632
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(1)	8,303,354	1,210,801
Series 2015-31, (Interest Only), Class SG, 4.862%, (6.10% - 1 mo. USD LIBOR), 5/25/45(1)(2)	16,856,223	3,599,068
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(1)	9,582,909	1,395,004
Series 2015-47, (Interest Only), Class SG, 4.912%, (6.15% - 1 mo. USD LIBOR), 7/25/45(1)(2)	10,510,560	2,108,395
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(1)	22,441,819	3,480,699
Series 2015-93, (Interest Only), Class BS, 4.912%, (6.15% - 1 mo. USD LIBOR), 8/25/45(1)(2)	13,497,984	2,595,255

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2015-95, (Interest Only), Class SB, 4.762%, (6.00% - 1 mo. USD LIBOR), 1/25/46(1)(2)	$19,040,165	$3,509,182
Series 2016-1, (Interest Only), Class SJ, 4.912%, (6.15% - 1 mo. USD LIBOR), 2/25/46(1)(2)	26,727,096	5,140,936
Series 2017-46, (Interest Only), Class NI, 3.00%, 8/25/42(1)	14,522,348	1,925,308
Series 2017-66, Class ZJ, 3.00%, 9/25/57	6,689,619	6,382,160
Series 2017-76, Class Z, 3.00%, 10/25/57	13,448,236	13,069,990

		$120,240,848

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, 5.488%, (1 mo. USD LIBOR + 4.25%), 1/25/29(4)	$9,000,000	$10,018,575
Series 2017-C01, Class 1M2, 4.788%, (1 mo. USD LIBOR + 3.55%), 7/25/29(4)	4,923,016	5,250,427
Series 2017-C03, Class 1M2, 4.238%, (1 mo. USD LIBOR + 3.00%), 10/25/29(4)	6,300,000	6,525,437
Series 2017-C05, Class 1M2, 3.438%, (1 mo. USD LIBOR + 2.20%), 1/25/30(4)	35,500,000	35,317,842

		$57,112,281

Government National Mortgage Association:
Series 2011-48, (Interest Only), Class SD, 5.431%, (6.67% - 1 mo. USD LIBOR), 10/20/36(1)(2)	$6,358,867	$357,465
Series 2014-68, (Interest Only), Class KI, 0.846%, 10/20/42(1)	15,972,417	469,210
Series 2015-116, (Interest Only), Class AS, 4.461%, (5.70% - 1 mo. USD LIBOR), 8/20/45(1)(2)	12,098,679	1,436,583
Series 2017-96, Class ZM, 3.00%, 6/20/47	7,780,812	7,651,629
Series 2017-101, Class NS, 5.00%, (20.00% - 1 mo. USD LIBOR x 5.00, Cap 5.00%), 7/20/47(2)	3,157,130	3,197,777
Series 2017-104, (Interest Only), Class SD, 4.961%, (6.20% - 1 mo. USD LIBOR), 7/20/47(1)(2)	17,879,839	3,634,765
Series 2017-110, Class ZJ, 3.00%, 7/20/47	14,177,321	13,925,963
Series 2017-115, Class ZA, 3.00%, 7/20/47	3,842,628	3,749,988
Series 2017-116, Class ZA, 3.00%, 7/20/47	4,033,712	3,997,079
Series 2017-121, (Interest Only), Class DS, 3.261%, (4.50% - 1 mo. USD LIBOR), 8/20/47(1)(2)	24,340,341	1,883,743
Series 2017-137, (Interest Only), Class AS, 3.261%, (4.50% - 1 mo. USD LIBOR), 9/20/47(1)(2)	33,735,927	2,746,459

		$43,050,661

Total Collateralized Mortgage Obligations (identified cost $367,700,847)		$335,425,458

Mortgage Pass-Throughs — 2.2%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
2.858%, (COF + 1.25%), with maturity at 2035(5)	$663,694	$686,562
4.407%, (COF + 1.25%), with maturity at 2030(5)	220,954	236,037
6.50%, with maturity at 2036	1,601,101	1,820,955
7.00%, with various maturities to 2036	2,780,530	3,209,765
7.50%, with maturity at 2035	863,254	1,006,495
8.00%, with maturity at 2026	255,299	263,167

		$7,222,981

Federal National Mortgage Association:
3.699%, (COF + 1.25%), with maturity at 2035(5)	$597,184	$628,112
3.834%, (COF + 1.78%), with maturity at 2035(5)	1,494,591	1,596,619
6.00%, with various maturities to 2032	613,386	691,154
6.50%, with various maturities to 2036	2,329,240	2,627,926
7.00%, with various maturities to 2037	4,720,334	5,461,477
7.50%, with maturity at 2035	4,834,228	5,670,169
8.50%, with maturity at 2032	291,369	350,827
9.50%, with maturity at 2028	517,733	573,506

		$17,599,790

Government National Mortgage Association:
7.00%, with various maturities to 2035(6)	$8,077,084	$9,409,586
7.50%, with maturity at 2032	853,882	964,111

		$10,373,697

Total Mortgage Pass-Throughs (identified cost $33,177,402)		$35,196,468

Commercial Mortgage-Backed Securities — 6.4%

Security	Principal Amount	Value
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.441%, 12/10/54(7)(8)	$800,000	$666,496
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class D, 4.516%, 7/10/47(7)(8)	3,683,000	3,248,494
COMM Mortgage Trust
Series 2014-CR20, Class D, 3.222%, 11/10/47(7)	5,650,000	4,639,690
Series 2015-CR22, Class D, 4.123%, 3/10/48(7)(8)	10,277,500	8,682,408
Series 2015-CR24, Class D, 3.463%, 8/10/48(8)	10,000,000	8,178,573

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

COMM Mortgage Trust (continued)
Series 2015-CR27, Class D, 3.472%, 10/10/48(7)(8)	$10,000,000	$8,236,526
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.665%, 4/15/47(7)(8)	2,081,000	1,871,045
Series 2014-C21, Class D, 4.66%, 8/15/47(7)(8)	2,600,000	2,238,689
Series 2014-C22, Class D, 4.559%, 9/15/47(7)(8)	4,150,000	3,570,757
Series 2014-C23, Class D, 3.958%, 9/15/47(7)(8)	6,000,000	5,191,380
Series 2014-C25, Class D, 3.946%, 11/15/47(7)(8)	11,000,000	8,583,230
Series 2015-C29, Class D, 3.702%, 5/15/48(8)	10,000,000	8,011,099
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class D, 4.369%, 8/15/46(7)(8)	5,000,000	4,334,904
Series 2014-C16, Class D, 4.755%, 6/15/47(7)(8)	4,000,000	3,651,387
Series 2015-C23, Class D, 4.134%, 7/15/50(7)(8)	5,000,000	4,373,353
Series 2016-C32, Class D, 3.396%, 12/15/49(7)(8)	1,699,000	1,286,107
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.546%, 5/10/45(7)(8)	2,625,750	2,653,466
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class D, 4.48%, 12/10/45(7)(8)	5,000,000	4,916,355
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(7)	9,590,000	7,497,676
Series 2015-C29, Class D, 4.225%, 6/15/48(8)	2,000,000	1,750,098
Series 2015-C30, Class D, 4.497%, 9/15/58(7)(8)	3,000,000	2,646,350
Series 2015-C31, Class D, 3.852%, 11/15/48	4,000,000	3,120,976
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class D, 3.692%, 11/15/47(7)	8,000,000	5,525,141

Total Commercial Mortgage-Backed Securities (identified cost $111,305,210)		$104,874,200

Asset-Backed Securities — 8.6%

Security	Principal Amount	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 6.709%, (3 mo. USD LIBOR + 5.35%), 7/15/27(4)(7)	$3,500,000	$3,507,070
Series 2015-17A, Class C2, 6.209%, (3 mo. USD LIBOR + 4.85%), 1/15/28(4)(7)	3,400,000	3,470,506
Series 2015-17A, Class D, 7.709%, (3 mo. USD LIBOR + 6.35%), 1/15/28(4)(7)	2,000,000	2,030,240
Apidos CLO
Series 2015-21A, Class C, 4.904%, (3 mo. USD LIBOR + 3.55%), 7/18/27(4)(7)	4,000,000	4,036,890
Series 2015-21A, Class E, 7.804%, (3 mo. USD LIBOR + 6.45%), 7/18/27(4)(7)	2,000,000	1,903,700

Security	Principal Amount	Value

Ares CLO, Ltd.
Series 2015-2A, Class E2, 6.578%, (3 mo. USD LIBOR + 5.20%), 7/29/26(4)(7)	$4,500,000	$4,417,866
Series 2015-2A, Class F, 7.878%, (3 mo. USD LIBOR + 6.50%), 7/29/26(4)(7)	2,000,000	1,931,582
Babson CLO, Ltd.
Series 2014-IIA, Class D, 4.953%, (3 mo. USD LIBOR + 3.60%), 10/17/26(4)(7)	5,000,000	5,015,738
Bain Capital Credit CLO
Series 2017-2A, Class E, 7.657%, (3 mo. USD LIBOR + 6.35%), 7/25/30(4)(7)	2,250,000	2,272,813
Barings CLO, Ltd.
Series 2017-1A, Class E, 7.281%, (3 mo. USD LIBOR + 6.00%), 7/18/29(4)(7)	2,900,000	2,910,054
Birchwood Park CLO, Ltd.
Series 2014-1A, Class D1, 4.809%, (3 mo. USD LIBOR + 3.45%), 7/15/26(4)(7)	4,000,000	4,010,135
Series 2014-1A, Class E1, 6.459%, (3 mo. USD LIBOR + 5.10%), 7/15/26(4)(7)	1,000,000	949,812
Canyon Capital CLO, Ltd.
Series 2017-1A, Class E, 7.505%, (3 mo. USD LIBOR + 6.25%), 7/15/30(4)(7)	1,000,000	980,534
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-4A, Class D, 4.959%, (3 mo. USD LIBOR + 3.60%), 10/15/26(4)(7)	5,000,000	5,015,864
Series 2015-5A, Class C, 5.413%, (3 mo. USD LIBOR + 4.05%), 1/20/28(4)(7)	4,000,000	4,083,442
Series 2015-5A, Class D, 7.463%, (3 mo. USD LIBOR + 6.10%), 1/20/28(4)(7)	2,000,000	2,040,974
Cent CLO LP
Series 2014-22A, Class C, 5.062%, (3 mo. USD LIBOR + 3.75%), 11/7/26(4)(7)	5,000,000	5,011,336
Cumberland Park CLO, Ltd.
Series 2015-2A, Class D, 4.763%, (3 mo. USD LIBOR + 3.40%), 7/20/26(4)(7)	5,000,000	5,019,575
Series 2015-2A, Class F, 7.913%, (3 mo. USD LIBOR + 6.55%), 7/20/26(4)(7)	2,000,000	1,959,036
Dryden XL Senior Loan Fund
Series 2015-40A, Class D, 5.015%, (3 mo. USD LIBOR + 3.70%), 8/15/28(4)(7)	6,000,000	6,020,153
Series 2015-40A, Class E, 7.265%, (3 mo. USD LIBOR + 5.95%), 8/15/28(4)(7)	2,500,000	2,511,406
Galaxy CLO, Ltd.
Series 2015-21A, Class D, 5.263%, (3 mo. USD LIBOR + 3.90%), 1/20/28(4)(7)	5,000,000	5,027,745
Series 2015-21A, Class E1, 6.963%, (3 mo. USD LIBOR + 5.60%), 1/20/28(4)(7)	2,500,000	2,506,884
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class D, 5.062%, (3 mo. USD LIBOR + 3.75%), 5/5/27(4)(7)	4,000,000	4,009,536

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Highbridge Loan Management, Ltd.
Series 3A-2014, Class DR, 7.854%, (3 mo. USD LIBOR + 6.50%), 7/18/29(4)(7)	$2,900,000	$2,987,076
Madison Park Funding XVII, Ltd.
Series 2015-17A, Class DR, 4.963%, (3 mo. USD LIBOR + 3.60%), 7/21/30(4)(7)	3,500,000	3,612,845
Series 2015-17A, Class ER, 7.863%, (3 mo. USD LIBOR + 6.50%), 7/21/30(4)(7)	5,000,000	5,080,346
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class D, 5.663%, (3 mo. USD LIBOR + 4.30%), 10/20/28(4)(7)	5,000,000	5,098,230
Series 2015-11A, Class E, 8.063%, (3 mo. USD LIBOR + 6.70%), 10/20/28(4)(7)	2,500,000	2,555,302
Oaktree CLO, Ltd.
Series 2014-1A, Class DR, 7.609%, (3 mo. USD LIBOR + 6.30%), 5/13/29(4)(7)	3,000,000	2,916,069
Octagon Investment Partners 24, Ltd.
Series 2015-1A, Class D, 6.816%, (3 mo. USD LIBOR + 5.50%), 5/21/27(4)(7)	3,000,000	2,978,445
Series 2015-1A, Class E, 8.316%, (3 mo. USD LIBOR + 7.00%), 5/21/27(4)(7)	2,000,000	2,003,497
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class D, 5.109%, (3 mo. USD LIBOR + 3.75%), 7/15/27(4)(7)	5,000,000	5,011,025
Series 2015-1A, Class E2, 7.859%, (3 mo. USD LIBOR + 6.50%), 7/15/27(4)(7)	3,000,000	3,006,002
Palmer Square CLO, Ltd.
Series 2015-1A, Class DR, 7.516%, (3 mo. USD LIBOR + 6.20%), 5/21/29(4)(7)	2,000,000	1,997,568
Series 2015-2A, Class CR, 5.063%, (3 mo. USD LIBOR + 3.70%), 7/20/30(4)(7)	5,000,000	5,124,043
Park Avenue Institutional Advisers CLO, Ltd.
Series 2017-1A, Class D, (3 mo. USD LIBOR + 6.22%), 11/14/29(7)(9)	2,000,000	1,927,192
Recette CLO, LLC
Series 2015-1A, Class E, 7.063%, (3 mo. USD LIBOR + 5.70%), 10/20/27(4)(7)	4,500,000	4,510,114
Series 2015-1A, Class F, 8.813%, (3 mo. USD LIBOR + 7.45%), 10/20/27(4)(7)	2,000,000	1,994,322
Voya CLO, Ltd.
Series 2013-1A, Class DR, 7.839%, (3 mo. USD LIBOR + 6.48%), 10/15/30(4)(7)	5,000,000	4,943,520
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 7.663%, (3 mo. USD LIBOR + 6.30%), 7/20/30(4)(7)	2,000,000	1,945,982
Series 2017-1A, Class E, 7.774%, (3 mo. USD LIBOR + 6.42%), 4/18/29(4)(7)	2,000,000	2,036,121

Total Asset-Backed Securities (identified cost $133,969,509)		$140,370,590

Small Business Administration Loans (Interest Only)(10) — 5.0%

Security	Principal Amount	Value

0.657%, 3/15/30	$3,011,241	$72,850
0.73%, 7/15/31	3,570,163	92,748
0.932%, 5/15/42	1,710,147	72,603
0.98%, 4/15/32	1,721,724	61,780
1.132%, 10/14/36	3,475,805	170,983
1.309%, 4/15/42 to 7/15/42	15,892,424	970,215
1.336%, 9/15/41	2,025,038	125,024
1.382%, 6/15/41	3,315,737	205,294
1.48%, 4/15/34	1,283,949	74,298
1.49%, 7/15/36	1,237,865	75,354
1.507%, 7/15/36	1,412,707	85,884
1.559%, 3/16/42 to 7/15/42	9,230,506	652,065
1.586%, 8/28/36 to 10/21/36	4,793,416	314,220
1.609%, 12/15/41 to 7/15/42	13,254,301	978,256
1.632%, 9/15/41 to 6/15/42	3,550,249	269,339
1.682%, 4/15/41 to 5/15/42	6,062,240	480,959
1.73%, 10/15/33	1,933,615	126,724
1.732%, 11/21/41	1,296,426	100,523
1.738%, 5/15/36 to 10/15/36	6,362,598	451,965
1.803%, 11/15/33	1,667,760	114,770
1.809%, 12/21/41 to 11/15/42	9,311,229	832,196
1.836%, 11/9/36 to 2/15/40	3,302,777	255,237
1.859%, 12/28/41 to 6/15/42	19,588,890	1,636,202
1.882%, 11/19/36 to 12/15/36	5,270,006	410,600
1.909%, 2/15/42 to 7/15/42	12,584,307	1,173,324
1.934%, 7/15/42	1,830,000	170,580
1.959%, 11/29/30 to 8/15/42	9,278,855	815,999
1.982%, 10/15/37	1,148,250	91,564
2.032%, 2/15/42 to 5/15/42	4,915,995	492,407
2.055%, 1/15/38	1,197,722	103,082
2.059%, 5/15/42 to 7/15/42	5,336,776	513,495
2.109%, 4/15/33 to 7/15/42	7,589,404	709,835
2.159%, 5/15/42 to 6/15/42	6,657,685	654,354
2.182%, 11/15/40 to 12/15/40	2,038,846	196,344
2.209%, 8/15/42	3,436,658	354,041
2.211%, 5/15/36	1,686,864	151,465
2.232%, 1/15/41 to 1/15/42	4,982,180	522,637
2.282%, 11/1/29	1,635,257	131,254
2.309%, 4/15/42 to 7/15/42	5,489,564	621,032
2.359%, 1/11/42 to 6/15/42	25,589,210	2,760,839
2.382%, 6/15/42	1,813,850	203,098
2.386%, 7/15/40	1,489,341	152,757
2.405%, 3/15/39	976,660	104,116
2.409%, 1/15/38 to 7/15/42	24,959,931	2,789,513
2.432%, 3/15/41 to 6/15/42	5,098,440	552,564

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

2.459%, 12/15/26 to 8/15/42	$16,374,651	$1,754,144
2.482%, 2/23/41 to 3/15/41	2,168,509	237,129
2.509%, 5/15/27	1,257,521	103,116
2.532%, 11/15/42	1,725,000	206,348
2.557%, 1/15/41	1,176,889	129,307
2.559%, 7/15/42	2,242,426	290,872
2.586%, 4/15/36	1,510,441	158,369
2.609%, 5/15/27 to 7/15/42	16,309,971	1,888,748
2.632%, 4/15/41	1,309,783	157,492
2.636%, 5/15/41	1,487,391	174,850
2.659%, 6/15/36 to 7/15/42	6,530,814	807,109
2.682%, 2/15/41 to 4/15/42	6,980,704	863,479
2.709%, 5/15/27 to 9/15/42	29,900,372	3,662,222
2.732%, 8/15/41 to 8/15/42	2,407,767	352,224
2.782%, 8/15/26	878,783	71,872
2.859%, 5/15/32 to 7/15/42	22,493,292	2,999,250
2.886%, 8/15/40	1,091,679	137,807
2.909%, 11/15/41 to 7/15/42	14,641,199	2,057,726
2.932%, 5/15/34 to 7/15/42	9,363,222	1,166,156
2.936%, 10/15/40 to 7/15/42	5,552,383	750,237
2.949%, 8/15/42	1,912,500	269,940
2.959%, 1/15/27 to 1/15/43	20,768,653	2,573,829
2.982%, 2/15/41 to 7/15/42	9,285,064	1,376,742
2.984%, 5/15/42 to 6/15/42	4,280,436	645,615
3.032%, 9/15/23 to 6/15/42	8,885,239	1,142,079
3.109%, 12/15/41 to 8/15/42	11,150,225	1,626,409
3.128%, 6/15/32	711,520	87,189
3.159%, 4/15/42 to 7/15/42	20,625,850	3,106,289
3.182%, 7/15/41 to 9/15/41	1,424,475	229,161
3.185%, 8/15/39	1,620,966	228,381
3.209%, 12/15/26 to 10/15/42	22,137,303	3,023,192
3.232%, 7/15/37 to 4/15/42	5,383,739	761,378
3.236%, 7/15/28 to 4/15/42	3,059,919	411,461
3.282%, 6/21/26 to 7/15/42	11,240,247	1,590,240
3.359%, 2/15/42 to 7/15/42	6,007,782	934,354
3.409%, 4/15/42 to 12/15/42	6,374,190	1,043,876
3.432%, 11/7/39 to 2/15/42	5,266,182	858,268
3.459%, 2/15/27 to 8/15/42	20,766,745	2,918,540
3.482%, 5/15/36 to 7/15/42	6,015,030	997,106
3.532%, 4/15/23 to 8/15/42	4,739,209	605,861
3.609%, 5/15/32 to 6/15/42	14,995,956	2,454,477
3.635%, 8/15/41	2,735,430	475,021
3.636%, 2/15/41 to 12/15/41	2,085,982	352,766
3.659%, 5/15/42 to 7/15/42	13,226,803	2,337,843
3.682%, 11/15/31 to 5/15/42	7,157,464	1,209,694
3.709%, 1/15/24 to 8/15/42	43,717,439	6,371,273

Security	Principal Amount	Value

3.732%, 12/15/36 to 4/15/42	$9,297,196	$1,636,246
3.782%, 10/15/23 to 6/15/42	16,019,116	2,242,450

Total Small Business Administration Loans (Interest Only) (identified cost $80,473,179)		$81,372,526

Senior Floating-Rate Loans — 1.6%(11)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs — 0.2%
Valeant Pharmaceuticals International, Inc., Term Loan, 5.99%, (1 mo. USD LIBOR + 4.75%), Maturing April 1, 2022	$3,291	$3,358,896

		$3,358,896

Equipment Leasing — 0.6%
Delos Finance S.a.r.l., Term Loan, 3.33%, (3 mo. USD LIBOR + 2.00%), Maturing October 6, 2023	$10,000	$10,087,500

		$10,087,500

Food Service — 0.2%
Aramark Services, Inc., Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing March 28, 2024	$2,459	$2,470,810

		$2,470,810

Lodging and Casinos — 0.4%
Hilton Worldwide Finance, LLC, Term Loan, 3.24%, (1 mo. USD LIBOR + 2.00%), Maturing October 25, 2023	$5,728	$5,768,263

		$5,768,263

Oil and Gas — 0.2%
MEG Energy Corp., Term Loan, 4.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	$3,932	$3,951,015

		$3,951,015

Total Senior Floating-Rate Loans (identified cost $25,512,547)		$25,636,484

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Foreign Government Bonds — 30.7%

Security		Principal Amount (000’s omitted)	Value

Australia — 1.2%
Australia Government Bond, 3.00%, 3/21/47(12)	AUD	28,508	$20,056,393

Total Australia			$20,056,393

Dominican Republic — 1.1%
Dominican Republic, 10.375%, 3/4/22(12)	DOP	264,300	$5,776,076
Dominican Republic, 10.40%, 5/10/19(12)	DOP	181,700	3,895,304
Dominican Republic, 14.00%, 6/8/18(12)	DOP	257,200	5,533,482
Dominican Republic, 15.00%, 4/5/19(12)	DOP	51,300	1,168,177
Dominican Republic, 15.95%, 6/4/21(12)	DOP	12,200	309,274
Dominican Republic, 16.00%, 7/10/20(12)	DOP	41,700	1,021,118
Dominican Republic, 16.95%, 2/4/22(12)	DOP	30,000	793,049

Total Dominican Republic			$18,496,480

Iceland — 2.5%
Republic of Iceland, 5.00%, 11/15/28	ISK	571,467	$5,440,448
Republic of Iceland, 6.50%, 1/24/31	ISK	1,910,543	20,793,249
Republic of Iceland, 8.00%, 6/12/25	ISK	1,223,392	13,896,119

Total Iceland			$40,129,816

Indonesia — 3.1%
Indonesia Government Bond, 8.25%, 5/15/36	IDR	639,966,000	$51,079,314

Total Indonesia			$51,079,314

Japan — 6.2%
Japan Government CPI Linked Bond, 0.10%, 9/10/24(13)	JPY	2,853,200	$26,310,015
Japan Government CPI Linked Bond, 0.10%, 3/10/25(13)	JPY	5,288,656	48,767,917
Japan Government CPI Linked Bond, 0.10%, 3/10/26(13)	JPY	2,904,176	26,856,700

Total Japan			$101,934,632

New Zealand — 4.8%
New Zealand Government Bond, 2.00%, 9/20/25(12)(13)	NZD	42,339	$30,003,762
New Zealand Government Bond, 3.00%, 9/20/30(12)(13)	NZD	61,270	48,351,865

Total New Zealand			$78,355,627

Peru — 3.0%
Peru Government Bond, 5.20%, 9/12/23	PEN	151,026	$48,340,028

Total Peru			$48,340,028

Security		Principal Amount (000’s omitted)	Value

Russia — 3.8%
Russia Government Bond, 6.40%, 5/27/20	RUB	766,187	$12,842,935
Russia Government Bond, 7.60%, 7/20/22	RUB	38,401	664,748
Russia Government Bond, 7.70%, 3/23/33	RUB	1,650,000	28,285,311
Russia Government Bond, 7.75%, 9/16/26	RUB	169,370	2,960,818
Russia Government Bond, 8.50%, 9/17/31	RUB	948,127	17,582,827

Total Russia			$62,336,639

Serbia — 1.2%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,877,300	$19,119,425

Total Serbia			$19,119,425

Sri Lanka — 0.8%
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	14,000	$93,018
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	26,000	173,961
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	342,000	2,299,890
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	119,000	802,775
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	388,000	2,611,616
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	251,000	1,674,680
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	77,000	528,471
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	111,000	760,129
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	563,000	3,898,804
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	97,000	673,744

Total Sri Lanka			$13,517,088

Suriname — 0.3%
Republic of Suriname, 9.25%, 10/26/26(12)	USD	4,988	$5,430,685

Total Suriname			$5,430,685

Thailand — 2.7%
Thailand Government Bond, 1.25%, 3/12/28(12)(13)	THB	1,479,141	$43,395,505

Total Thailand			$43,395,505

Total Foreign Government Bonds (identified cost $486,351,617)			$502,191,632

Foreign Corporate Bonds — 0.1%

Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(4)(12)	ARS	8,500	$482,980

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Argentina (continued)
YPF SA, 25.458%, (Badlar + 4.00%), 7/7/20(4)(12)	USD	525	$503,333

Total Argentina			$986,313

Total Foreign Corporate Bonds (identified cost $1,114,635)			$986,313

U.S. Treasury Obligations — 3.5%

Security		Principal Amount	Value
U.S. Treasury Inflation-Protected Note, 0.25%, 1/15/25(6)(14)		$57,830,402	$57,205,816

Total U.S. Treasury Obligations (identified cost $57,542,456)			$57,205,816

Common Stocks — 0.3%

Security		Shares	Value

Iceland — 0.3%
Eik Fasteignafelag HF(15)		3,180,300	$300,028
Eimskipafelag Islands HF		326,400	835,574
Hagar HF		1,861,500	605,380
Marel HF		326,300	1,073,539
Reginn HF(15)		1,843,700	414,295
Reitir Fasteignafelag HF		1,090,500	851,969
Siminn HF		13,922,800	509,548
Sjova-Almennar Tryggingar HF		2,002,600	320,887
Vatryggingafelag Islands HF		9,928,400	1,063,724

Total Iceland			$5,974,944

Total Common Stocks (identified cost $7,166,705)			$5,974,944

Closed-End Funds — 4.5%

Security		Shares	Value
BlackRock Corporate High Yield Fund, Inc.		1,000,336	$11,183,757
BlackRock Multi-Sector Income Trust		675,742	12,535,014
Brookfield Real Assets Income Fund, Inc.		419,101	10,012,323
MFS Multimarket Income Trust		1,093,200	6,734,112
Nuveen Global High Income Fund		456,000	7,920,720
Nuveen Mortgage Opportunity Term Fund		324,311	8,376,953
Prudential Global Short Duration High Yield Fund, Inc.		293,307	4,323,345

Security		Shares	Value

Wells Fargo Income Opportunities Fund		669,620	$5,698,466
Western Asset High Income Opportunity Fund, Inc.		1,288,797	6,508,425

Total Closed-End Funds (identified cost $71,991,087)			$73,293,115

Exchange-Traded Notes (ETN) — 0.1%

Security		Units	Value
VelocityShares Daily Inverse VIX Short-Term ETN (Credit Suisse AG), 0.00%, 12/4/30(16)		16,000	$1,788,800

Total Exchange-Traded Notes (identified cost $1,233,957)			$1,788,800

Other — 0.7%

Security		Shares	Value

Reinsurance — 0.7%
Altair V Reinsurance(15)(17)(18)(19)		5,000	$2,350,000
Eden Re II, Ltd.(7)(15)(17)(18)		10,000,000	10,118,000

Total Other (identified cost $15,000,000)			$12,468,000

Short-Term Investments — 11.1%

Foreign Government Securities — 4.4%
Security		Principal Amount (000’s omitted)	Value

Czech Republic — 2.4%
Czech Republic Ministry of Finance Bill, 0.00%, 11/3/17	CZK	839,000	$38,086,073

Total Czech Republic			$38,086,073

Egypt — 2.0%
Egypt Treasury Bill, 0.00%, 11/21/17	EGP	76,925	$4,325,774
Egypt Treasury Bill, 0.00%, 11/28/17	EGP	11,875	665,404
Egypt Treasury Bill, 0.00%, 1/2/18	EGP	64,900	3,579,317
Egypt Treasury Bill, 0.00%, 2/6/18	EGP	49,650	2,699,355
Egypt Treasury Bill, 0.00%, 2/13/18	EGP	43,825	2,359,432
Egypt Treasury Bill, 0.00%, 2/20/18	EGP	41,025	2,215,328
Egypt Treasury Bill, 0.00%, 3/27/18	EGP	145,000	7,656,367
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	135,400	7,165,331

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	45,125	$2,345,704

Total Egypt			$33,012,012

Total Foreign Government Securities (identified cost $70,931,844)			$71,098,085

U.S. Treasury Obligations — 0.5%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/21/17(6)		$9,000	$8,987,937

Total U.S. Treasury Obligations (identified cost $8,987,625)			$8,987,937

Other — 6.2%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(20)		100,949,746	$100,959,841

Total Other (identified cost $100,960,347)			$100,959,841

Total Short-Term Investments (identified cost $180,879,816)			$181,045,863

Total Purchased Options and Swaptions — 0.3% (identified cost $6,168,467)			$4,210,894

Total Investments — 95.6% (identified cost $1,579,587,434)			$1,562,041,103

Total Written Options — (0.0)%(21) (premiums received $565,798)			$(38,862)

Other Assets, Less Liabilities — 4.4%			$71,324,883

Net Assets — 100.0%			$1,633,327,124

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.
(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(5)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2017.

(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $234,302,044 or 14.3% of the Portfolio’s net assets.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(9)	When-issued security. For a variable rate security, interest rate will be determined after October 31, 2017.

(10)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(12)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $166,721,003 or 10.2% of the Portfolio’s net assets.

(13)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(15)	Non-income producing security.

(16)

Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

(17)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(18)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(19)	Restricted security (see Note 5).

(20)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(21)	Amount is less than 0.05% or (0.05)%, as applicable.

Currency Options Purchased — 0.0%(21)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	BNP Paribas	USD	35,500,000	CNH	7.12	3/8/18	$25,383
Put CNH/Call USD	Deutsche Bank AG	USD	20,485,000	CNH	7.15	3/12/18	13,479
Put IDR/Call USD	Standard Chartered Bank	USD	29,000,000	IDR	14,190.00	11/20/17	11,426

Total							$50,288

Credit Default Swaptions Purchased — 0.0%(21)
Description	Counterparty	Notional Amount	Expiration Date	Value

Call - Markit CDX North America Investment Grade 5-Year Index (CDX.NA.IG.28.V1) - expiring 12/22/17 buy protection at 85 basis point spread	Bank of America, N.A.	$600,000,000	12/20/17	$43,200

Total				$43,200

Interest Rate Swaptions Purchased — 0.1%
Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 4/13/23 to receive 3-month USD-LIBOR-BBA Rate and pay 2.12%	Deutsche Bank AG	$150,000,000	4/11/18	$1,352,239

Total				$1,352,239

Call Options Purchased — 0.2%
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

Euro Stoxx 50 Index Futures 5/2022	Goldman Sachs International	4,258	EUR	18,221,757	EUR	3,100.00	5/3/22	$2,765,167

Total								$2,765,167

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Currency Options Written — (0.0)%(21)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	BNP Paribas	USD	35,500,000	CNH	7.12	3/8/18	$(25,383)
Put CNH/Call USD	Deutsche Bank AG	USD	10,200,000	CNH	7.15	3/12/18	(6,712)
Put CNH/Call USD	Deutsche Bank AG	USD	10,285,000	CNH	7.15	3/12/18	(6,767)

Total							$(38,862)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	12,500,000	USD	9,987,500	Citibank, N.A.	11/2/17	$—	$(420,627)
AUD	3,500,000	USD	2,800,326	JPMorgan Chase Bank, N.A.	11/2/17	—	(121,601)
NZD	16,700,000	USD	11,416,120	JPMorgan Chase Bank, N.A.	11/2/17	11,693	—
PHP	244,600,000	USD	4,822,555	BNP Paribas	11/2/17	—	(84,541)
PHP	314,300,000	USD	6,200,434	Citibank, N.A.	11/2/17	—	(112,298)
PHP	452,800,000	USD	8,762,627	Nomura International PLC	11/2/17	8,317	—
PHP	106,100,000	USD	2,053,257	UBS AG	11/2/17	1,949	—
USD	12,228,800	AUD	16,000,000	JPMorgan Chase Bank, N.A.	11/2/17	—	(16,798)
USD	2,022,705	NZD	2,700,000	BNP Paribas	11/2/17	175,095	—
USD	10,477,600	NZD	14,000,000	Citibank, N.A.	11/2/17	897,398	—
USD	4,733,522	PHP	244,600,000	BNP Paribas	11/2/17	—	(4,493)
USD	6,082,363	PHP	314,300,000	Citibank, N.A.	11/2/17	—	(5,773)
USD	8,741,313	PHP	452,800,000	Nomura International PLC	11/2/17	—	(29,632)
USD	2,044,316	PHP	106,100,000	UBS AG	11/2/17	—	(10,890)
KRW	2,075,500,000	USD	1,844,233	BNP Paribas	11/3/17	8,437	—
KRW	24,694,900,000	USD	21,949,071	UBS AG	11/3/17	94,534	—
PHP	339,400,000	USD	6,683,734	Citibank, N.A.	11/3/17	—	(109,400)
PHP	140,300,000	USD	2,768,077	JPMorgan Chase Bank, N.A.	11/3/17	—	(50,402)
PHP	221,400,000	USD	4,362,991	UBS AG	11/3/17	—	(74,372)
SEK	54,000,000	EUR	5,638,686	Goldman Sachs International	11/3/17	—	(117,881)
SEK	246,767,000	EUR	25,823,252	Goldman Sachs International	11/3/17	—	(603,710)
USD	9,197,400	KRW	10,329,600,000	Goldman Sachs International	11/3/17	—	(23,193)
USD	14,636,161	KRW	16,440,800,000	UBS AG	11/3/17	—	(39,521)
USD	6,806,039	PHP	351,600,000	Deutsche Bank AG	11/3/17	—	(4,614)
USD	6,760,155	PHP	349,500,000	Nomura International PLC	11/3/17	—	(9,821)
AUD	34,000,000	USD	26,866,290	Goldman Sachs International	11/9/17	—	(846,095)
ILS	66,621,359	USD	18,632,739	Goldman Sachs International	11/9/17	290,773	—
ILS	43,296,000	USD	12,113,819	Goldman Sachs International	11/9/17	184,225	—
ILS	28,105,641	USD	7,869,422	Goldman Sachs International	11/9/17	113,865	—
ILS	22,577,000	USD	6,299,914	Goldman Sachs International	11/9/17	112,987	—
SEK	14,354,000	EUR	1,499,425	Goldman Sachs International	11/9/17	—	(32,014)
USD	20,766,605	AUD	26,280,687	Goldman Sachs International	11/9/17	653,999	—
USD	5,945,429	EUR	5,035,000	Goldman Sachs International	11/9/17	78,297	—
USD	3,952,947	EUR	3,336,975	Goldman Sachs International	11/9/17	64,472	—
USD	9,468,649	EUR	7,977,025	Standard Chartered Bank	11/9/17	173,265	—
USD	3,130,990	EUR	2,651,000	Standard Chartered Bank	11/9/17	41,861	—

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	38,576,567	NZD	54,258,302	Goldman Sachs International	11/9/17	$1,453,028	$—
THB	390,000,000	USD	11,722,272	Deutsche Bank AG	11/10/17	17,502	—
THB	390,000,000	USD	11,732,852	Deutsche Bank AG	11/10/17	6,922	—
USD	8,280,321	THB	277,693,000	Deutsche Bank AG	11/10/17	—	(78,789)
USD	10,141,456	THB	356,675,000	Deutsche Bank AG	11/10/17	—	(595,170)
USD	5,991,946	THB	211,276,000	Standard Chartered Bank	11/10/17	—	(367,882)
CNH	50,976,000	USD	7,237,311	Bank of America, N.A.	11/13/17	443,490	—
CZK	419,731,000	EUR	16,252,580	Deutsche Bank AG	11/13/17	121,244	—
USD	7,336,788	CNH	50,976,000	Bank of America, N.A.	11/13/17	—	(344,013)
IDR	181,216,161,650	USD	13,275,909	Standard Chartered Bank	11/16/17	69,077	—
IDR	200,438,700,000	USD	14,904,722	Standard Chartered Bank	11/16/17	—	(144,163)
USD	32,738,087	IDR	440,261,800,000	Standard Chartered Bank	11/16/17	316,653	—
USD	13,475,324	IDR	181,216,161,650	Standard Chartered Bank	11/16/17	130,338	—
USD	8,012,900	THB	285,740,000	Deutsche Bank AG	11/16/17	—	(588,597)
USD	1,515,216	THB	53,972,000	JPMorgan Chase Bank, N.A.	11/16/17	—	(109,478)
USD	4,967,329	THB	165,114,000	Standard Chartered Bank	11/16/17	—	(3,020)
INR	287,300,000	USD	4,445,579	Citibank, N.A.	11/24/17	—	(16,727)
INR	108,500,000	USD	1,678,475	Goldman Sachs International	11/24/17	—	(5,901)
INR	168,800,000	USD	2,610,498	Goldman Sachs International	11/24/17	—	(8,373)
INR	70,127,000	USD	1,083,796	Standard Chartered Bank	11/24/17	—	(2,758)
INR	200,900,000	USD	3,105,773	UBS AG	11/24/17	—	(8,813)
PEN	151,468,569	USD	46,249,945	State Street Bank and Trust Company	12/6/17	278,936	—
USD	25,480,493	PEN	83,448,615	State Street Bank and Trust Company	12/6/17	—	(153,675)
AUD	14,940,000	USD	11,984,569	Deutsche Bank AG	12/11/17	—	(554,663)
USD	12,411,522	NZD	17,220,000	Australia and New Zealand Banking Group Limited	12/11/17	636,127	—
USD	54,919,676	NZD	77,315,176	BNP Paribas	12/11/17	2,049,950	—
USD	19,816,244	NZD	27,248,000	BNP Paribas	12/11/17	1,183,495	—
USD	11,977,633	NZD	16,607,000	Deutsche Bank AG	12/11/17	621,421	—
SEK	90,720,000	EUR	9,518,988	UBS AG	12/12/17	—	(250,732)
USD	3,986,022	EUR	3,315,000	JPMorgan Chase Bank, N.A.	12/14/17	115,511	—
USD	3,917,954	EUR	3,258,797	Standard Chartered Bank	12/14/17	113,064	—
EUR	8,924,824	USD	10,776,413	JPMorgan Chase Bank, N.A.	12/15/17	—	(355,301)
USD	38,274,539	EUR	32,231,326	Deutsche Bank AG	12/15/17	639,481	—
USD	10,371,732	EUR	8,628,800	JPMorgan Chase Bank, N.A.	12/15/17	296,273	—
USD	16,867,425	EUR	14,023,000	JPMorgan Chase Bank, N.A.	12/21/17	486,703	—
USD	30,863,139	EUR	25,661,117	Standard Chartered Bank	12/21/17	887,553	—
ARS	445,000,000	USD	24,832,589	BNP Paribas	12/26/17	—	(425,905)
SEK	68,590,000	EUR	7,041,075	JPMorgan Chase Bank, N.A.	12/29/17	—	(6,071)
USD	16,984,659	EUR	14,257,607	Standard Chartered Bank	1/11/18	307,477	—
CNH	27,780,000	USD	3,908,272	Citibank, N.A.	1/12/18	260,325	—
USD	3,856,191	CNH	27,780,000	Citibank, N.A.	1/12/18	—	(312,407)
CNH	92,564,000	USD	13,022,510	Australia and New Zealand Banking Group Limited	1/17/18	862,558	—
CNH	59,881,000	USD	8,423,385	Goldman Sachs International	1/17/18	559,068	—
CNH	34,002,000	USD	4,792,247	HSBC Bank USA, N.A.	1/17/18	308,225	—
CNH	25,882,000	USD	3,644,839	HSBC Bank USA, N.A.	1/17/18	237,592	—
USD	12,962,330	CNH	92,564,000	Australia and New Zealand Banking Group Limited	1/17/18	—	(922,738)

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	8,391,984	CNH	59,881,000	Goldman Sachs International	1/17/18	$—	$(590,469)
USD	8,392,404	CNH	59,884,000	HSBC Bank USA, N.A.	1/17/18	—	(590,499)
AUD	16,000,000	USD	12,219,040	JPMorgan Chase Bank, N.A.	2/2/18	16,638	—
PHP	351,600,000	USD	6,736,923	Deutsche Bank AG	2/2/18	5,931	—
PHP	452,800,000	USD	8,654,848	Nomura International PLC	2/2/18	28,782	—
PHP	349,500,000	USD	6,690,596	Nomura International PLC	2/2/18	11,985	—
PHP	106,100,000	USD	2,024,326	UBS AG	2/2/18	10,420	—
USD	103,900,968	JPY	11,664,701,944	Standard Chartered Bank	2/2/18	821,751	—
USD	1,845,086	KRW	2,075,500,000	BNP Paribas	2/2/18	—	(12,185)
USD	21,959,611	KRW	24,694,900,000	UBS AG	2/2/18	—	(138,734)
USD	11,398,418	NZD	16,700,000	JPMorgan Chase Bank, N.A.	2/2/18	—	(11,693)
USD	13,593,003	KRW	15,229,600,000	BNP Paribas	2/5/18	—	(35,542)
USD	34,449,598	RUB	2,113,138,368	Bank of America, N.A.	2/9/18	—	(1,212,695)
USD	28,073,641	RUB	1,655,643,000	Deutsche Bank AG	2/9/18	132,250	—
USD	22,500,000	OMR	9,293,625	BNP Paribas	8/22/18	—	(1,472,924)
USD	15,793,843	OMR	6,515,750	BNP Paribas	9/4/18	—	(1,005,892)
USD	16,268,630	OMR	6,713,250	BNP Paribas	9/17/18	—	(1,032,446)
USD	10,902,074	OMR	4,520,000	BNP Paribas	12/19/18	—	(700,209)
USD	11,810,934	OMR	4,666,500	BNP Paribas	4/8/19	—	(100,954)
USD	11,808,558	OMR	4,664,971	Standard Chartered Bank	4/24/19	—	(89,827)
USD	7,916,361	OMR	3,237,000	BNP Paribas	7/3/19	—	(310,851)
USD	4,984,721	OMR	2,039,000	BNP Paribas	7/15/19	—	(194,515)
USD	926,925	OMR	378,000	BNP Paribas	7/17/19	—	(33,131)

						$16,340,937	$(15,505,418)

Forward Volatility Agreements
Reference Entity	Counterparty	Settlement Date(1)	Notional Amount (000’s omitted)	Net Unrealized Depreciation

Straddle swaption on floating rate (3-month USD-LIBOR-BBA) versus fixed rate interest rate swap, maturing June 11, 2055, 5-year term	Bank of America, N.A.	6/10/20	$35,000	$(449,120)

				$(449,120)

(1)

At the settlement date, the Portfolio will purchase from the counterparty a straddle swaption (i.e. a receiver swaption and a payer swaption) with a determined premium amount of $7,787,500 and an interest rate component to be determined at a future date.

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	2,285	Short	Jun-18	$(561,167,438)	$3,596,642
CME 90-Day Eurodollar	2,536	Long	Dec-18	621,795,500	126,800
CME 90-Day Eurodollar	2,490	Short	Jun-19	(609,832,125)	902,625
CME 90-Day Eurodollar	2,536	Short	Dec-19	(620,464,100)	(93,400)
Euro-Buxl	180	Short	Dec-17	(34,830,864)	230,640
Japan 10-Year Bond	95	Short	Dec-17	(125,716,987)	501,297
U.S. 10-Year Deliverable Interest Rate Swap	445	Short	Dec-17	(44,917,188)	688,359

					$5,952,963

CME:  Chicago Mercantile Exchange.

Euro-Buxl:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	5,111	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57 (pays upon termination	% )	8/15/32	$74,951
LCH.Clearnet	EUR	5,125	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59 (pays upon termination	% )	8/15/32	60,125
LCH.Clearnet	EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60 (pays upon termination	% )	8/15/32	43,978
LCH.Clearnet	EUR	5,033	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64 (pays upon termination	% )	10/15/32	18,984
LCH.Clearnet	EUR	5,111	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77 (pays upon termination	% )	8/15/42	(139,838)
LCH.Clearnet	EUR	5,125	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78 (pays upon termination	% )	8/15/42	(135,421)
LCH.Clearnet	EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79 (pays upon termination	% )	8/15/42	(104,798)
LCH.Clearnet	EUR	5,033	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85 (pays upon termination	% )	10/15/42	(29,555)
LCH.Clearnet	EUR	4,356	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90 (pays upon termination	% )	8/4/47	(25,370)

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	4,356	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89 (pays upon termination	% )	8/7/47	$(42,570)
LCH.Clearnet	USD	18,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.14 (pays upon termination	% )	8/11/27	32,329
LCH.Clearnet	USD	5,857	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16 (pays upon termination	% )	8/4/47	77,340
LCH.Clearnet	USD	5,857	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/7/47	97,799
LCH.Clearnet	USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13 (pays upon termination	% )	8/22/47	49,641
LCH.Clearnet	USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/25/47	40,776
LCH.Clearnet	USD	2,288	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	9/1/47	39,052
LCH.Clearnet	USD	1,994	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22 (pays upon termination	% )	10/5/47	(3,046)

									$54,377

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

HICP – Harmonised Indices of Consumer Prices

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation

BNP Paribas	$10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.75 (pays upon termination	% )	6/22/26	$359,096
Goldman Sachs International	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91 (pays upon termination	% )	3/23/26	84,513
Goldman Sachs International	29,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91 (pays upon termination	% )	4/1/26	512,916

								$956,525

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	2,800,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.34 (pays monthly	% )	10/24/19	$(64,332)
CME Group, Inc.	USD	4,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.66 (pays semi-annually	% )	2/24/19	881
CME Group, Inc.	USD	1,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.77 (pays semi-annually	% )	3/28/19	(982)
CME Group, Inc.	USD	100,000	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.79 (pays semi-annually	% )	9/21/45	3,445,758
CME Group, Inc.	USD	45,000	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.52 (pays semi-annually	% )	10/28/45	(968,015)
CME Group, Inc.	USD	55,000	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.52 (pays semi-annually	% )	10/28/45	(1,183,130)
LCH.Clearnet	HUF	2,125,500	Receives	6-month HUF BUBOR (pays semi-annually)	1.92 (pays annually	% )	7/28/26	(116,113)
LCH.Clearnet	HUF	1,495,700	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	8/1/26	(87,632)
LCH.Clearnet	HUF	1,450,029	Receives	6-month HUF BUBOR (pays semi-annually)	1.89 (pays annually	% )	9/21/26	(34,280)
LCH.Clearnet	HUF	587,850	Receives	6-month HUF BUBOR (pays semi-annually)	1.93 (pays annually	% )	9/21/26	(21,755)
LCH.Clearnet	HUF	573,154	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	9/21/26	(22,123)
LCH.Clearnet	HUF	583,931	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	10/13/26	(56,759)
LCH.Clearnet	HUF	1,485,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays quarterly	% )	10/19/26	(115,350)
LCH.Clearnet	HUF	1,538,599	Receives	6-month HUF BUBOR (pays semi-annually)	2.04 (pays annually	% )	10/20/26	(96,425)
LCH.Clearnet	HUF	707,985	Receives	6-month HUF BUBOR (pays semi-annually)	2.06 (pays annually	% )	10/28/26	(43,138)
LCH.Clearnet	HUF	285,989	Receives	6-month HUF BUBOR (pays semi-annually)	2.08 (pays annually	% )	10/28/26	(20,106)
LCH.Clearnet	HUF	428,517	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays annually	% )	11/2/26	(61,005)
LCH.Clearnet	HUF	286,920	Receives	6-month HUF BUBOR (pays semi-annually)	2.18 (pays annually	% )	11/3/26	(50,372)
LCH.Clearnet	HUF	1,547,321	Receives	6-month HUF BUBOR (pays semi-annually)	2.13 (pays annually	% )	11/4/26	(245,294)
LCH.Clearnet	HUF	281,331	Receives	6-month HUF BUBOR (pays semi-annually)	2.15 (pays annually	% )	11/7/26	(45,917)
LCH.Clearnet	HUF	279,468	Receives	6-month HUF BUBOR (pays semi-annually)	2.12 (pays annually	% )	11/8/26	(42,540)
LCH.Clearnet	HUF	769,469	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	11/10/26	(123,774)
LCH.Clearnet	JPY	497,770	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.61 (pays semi-annually	% )	12/19/46	378,469
LCH.Clearnet	JPY	412,230	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.62 (pays semi-annually	% )	12/19/46	305,155

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	JPY	1,401,960	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.78 (pays semi-annually	% )	12/19/46	$492,758
LCH.Clearnet	JPY	1,363,900	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.85 (pays semi-annually	% )	6/19/47	280,978
LCH.Clearnet	JPY	1,364,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.86 (pays semi-annually	% )	6/19/47	271,226
LCH.Clearnet(1)	JPY	1,013,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	44,085
LCH.Clearnet(1)	JPY	922,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	38,503
LCH.Clearnet(1)	JPY	456,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	12,271
LCH.Clearnet	NZD	97,141	Pays	3-month NZD Bank Bill (pays quarterly)	4.03 (pays semi-annually	% )	11/26/17	1,073,415
LCH.Clearnet	NZD	36,430	Pays	3-month NZD Bank Bill (pays quarterly)	4.02 (pays semi-annually	% )	11/27/17	405,132
LCH.Clearnet	NZD	68,069	Pays	3-month NZD Bank Bill (pays quarterly)	3.96 (pays semi-annually	% )	11/28/17	740,945
LCH.Clearnet	PLN	30,010	Pays	6-month PLN WIBOR (pays semi-annually)	2.23 (pays annually	% )	7/28/26	(434,075)
LCH.Clearnet	PLN	21,649	Pays	6-month PLN WIBOR (pays semi-annually)	2.22 (pays annually	% )	8/1/26	(316,872)
LCH.Clearnet	PLN	7,837	Pays	6-month PLN WIBOR (pays semi-annually)	2.28 (pays annually	% )	9/21/26	(109,013)
LCH.Clearnet	PLN	28,997	Pays	6-month PLN WIBOR (pays semi-annually)	2.30 (pays annually	% )	9/21/26	(390,691)
LCH.Clearnet	PLN	8,288	Pays	6-month PLN WIBOR (pays semi-annually)	2.49 (pays annually	% )	10/13/26	(79,382)
LCH.Clearnet	PLN	12,637	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/19/26	(130,004)
LCH.Clearnet	PLN	8,425	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/19/26	(84,839)
LCH.Clearnet	PLN	9,248	Pays	6-month PLN WIBOR (pays semi-annually)	2.43 (pays annually	% )	10/20/26	(101,288)
LCH.Clearnet	PLN	12,637	Pays	6-month PLN WIBOR (pays semi-annually)	2.44 (pays annually	% )	10/20/26	(134,831)
LCH.Clearnet	PLN	10,411	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/28/26	(108,761)
LCH.Clearnet	PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/28/26	(42,595)
LCH.Clearnet	PLN	6,247	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	10/31/26	(59,750)
LCH.Clearnet	PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.56 (pays annually	% )	11/2/26	(17,127)
LCH.Clearnet	PLN	22,905	Pays	6-month PLN WIBOR (pays semi-annually)	2.51 (pays annually	% )	11/4/26	(121,142)
LCH.Clearnet	PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.54 (pays annually	% )	11/7/26	(19,421)

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	4,165	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	11/8/26	$(23,533)
LCH.Clearnet	PLN	11,509	Pays	6-month PLN WIBOR (pays semi-annually)	2.52 (pays annually	% )	11/10/26	(60,741)
LCH.Clearnet	USD	3,602	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02 (pays semi-annually	% )	9/13/27	97,636
LCH.Clearnet	USD	100,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.78 (pays semi-annually	% )	9/21/45	(3,930,791)
LCH.Clearnet	USD	45,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.50 (pays semi-annually	% )	10/28/45	821,788
LCH.Clearnet	USD	55,000	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.50 (pays semi-annually	% )	10/28/45	1,004,407
LCH.Clearnet	USD	11,693	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.50 (pays semi-annually	% )(2)	9/20/47	85,187
LCH.Clearnet(1)	USD	3,500	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.55 (pays semi-annually	% )	6/11/55	104,009

LCH.Clearnet(1)	USD	3,500	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.75 (pays semi-annually	% )	7/27/55	(17,208)

								$21,497

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Limited	KRW	29,000,000	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.45 (pays quarterly	% )	10/31/21	$691,943
Bank of America, N.A.	KRW	7,180,658	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	201,416
BNP Paribas	KRW	23,684,950	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	663,298
BNP Paribas	KRW	3,597,500	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.83 (pays quarterly	% )	1/17/27	119,668
BNP Paribas	KRW	2,445,925	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	185,939
Citibank, N.A.	KRW	5,321,500	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84 (pays quarterly	% )	1/17/27	174,963

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	KRW	12,100,000	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.00 (pays quarterly	% )	9/21/37	$550,191
Goldman Sachs International	INR	1,912,500	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/19/22	(186,781)
Goldman Sachs International	RUB	1,405,144	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	10.16 (pays annually	% )	3/18/20	2,306,373
JPMorgan Chase Bank, N.A.	INR	505,065	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.16 (pays semi-annually	% )	6/21/22	(37,417)
Nomura International PLC	KRW	2,386,075	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	181,389
Standard Chartered Bank	INR	1,498,200	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.13 (pays semi-annually	% )	6/19/22	(136,258)

								$4,714,724

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

Markit CDX North America High Yield Index (CDX.NA.HY.28.V1)	ICE Clear Credit	$7,920	5.00% (pays quarterly)(1)	6/20/22	$(760,750)	$506,394	$(254,356)

					$(760,750)	$506,394	$(254,356)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Appreciation

Barclays Bank PLC	3-month PLN WIBOR + 53.5 bp on PLN 117,044,424 (Notional Amount) (pays semi-annually) plus EUR equivalent of Notional Amount at effective date	3-month Euro Interbank Offered Rate on EUR equivalent of Notional Amount at effective date (pays semi-annually) plus Notional Amount	10/27/22/ 10/27/27	$9,127
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 75,476,100 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month Euro Interbank Offered Rate on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/22/ 11/3/27	0
Barclays Bank PLC	3-month ZAR JIBAR + 49 bp on ZAR 504,944,444 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/6/19/ 10/6/22	2,362
Barclays Bank PLC	3-month ZAR JIBAR + 51 bp on ZAR 513,220,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/23/19/ 10/23/22	3,552
Deutsche Bank AG	3-month ZAR JIBAR + 50 bp on ZAR 227,640,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR-BBA on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/29/19/ 7/29/22	1,292

				$16,333

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

ARS	–	Argentine Peso
AUD	–	Australian Dollar
CNH	–	Yuan Renminbi Offshore
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
THB	–	Thai Baht
USD	–	United States Dollar
ZAR	–	South African Rand

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $1,478,627,087)	$1,461,081,262
Affiliated investment, at value (identified cost, $100,960,347)	100,959,841
Cash	15,672,631
Deposits for derivatives collateral —
Financial futures contracts	50,000
Centrally cleared swap contracts	27,077,482
OTC derivatives	6,422,894
Foreign currency, at value (identified cost, $8,033,767)	7,925,142
Interest and dividends receivable	12,881,890
Dividends receivable from affiliated investment	89,928
Receivable for investments sold	4,318,703
Receivable for variation margin on open financial futures contracts	999,432
Receivable for open forward foreign currency exchange contracts	16,340,937
Receivable for open swap contracts	6,048,038
Prepaid expenses	2,459
Total assets	$1,659,870,639

Liabilities
Cash collateral due to brokers	$4,832,894
Written options outstanding, at value (premiums received, $565,798)	38,862
Payable for investments purchased	1,548,862
Payable for when-issued securities	1,905,000
Payable for variation margin on open centrally cleared swap contracts	251,550
Payable for open forward foreign currency exchange contracts	15,505,418
Payable for open forward volatility agreements	449,120
Payable for open swap contracts	360,456
Payable to affiliates:
Investment adviser fee	815,318
Trustees’ fees	7,013
Accrued foreign capital gains taxes	328,212
Accrued expenses	500,810
Total liabilities	$26,543,515
Net Assets applicable to investors’ interest in Portfolio	$1,633,327,124

Sources of Net Assets
Investors’ capital	$1,639,011,386
Net unrealized depreciation	(5,684,262)
Total	$1,633,327,124

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $473,196)	$61,829,456
Dividends	7,326,565
Dividends from affiliated investment	866,329
Total investment income	$70,022,350

Expenses
Investment adviser fee	$9,187,021
Trustees’ fees and expenses	88,620
Custodian fee	752,546
Legal and accounting services	350,512
Miscellaneous	123,703
Total expenses	$10,502,402

Net investment income	$59,519,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $761,828)	$14,760,166
Investment transactions — affiliated investment	1,149
Written options and swaptions	2,076,251
Futures contracts	(4,080,268)
Swap contracts	3,829,313
Foreign currency transactions	2,112,423
Forward foreign currency exchange contracts	1,417,102
Non-deliverable bond forward contracts	(17,174)
Capital gain distributions received	91,845
Net realized gain	$20,190,807
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $93,509)	$21,568,976
Investments — affiliated investment	(14,901)
Written options and swaptions	(600,152)
Futures contracts	4,635,864
Swap contracts	(3,545,275)
Forward volatility agreements	(449,120)
Foreign currency	(182,672)
Forward foreign currency exchange contracts	762,872
Net change in unrealized appreciation (depreciation)	$22,175,592

Net realized and unrealized gain	$42,366,399

Net increase in net assets from operations	$101,886,347

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$59,519,948	$61,165,165
Net realized gain (loss)	20,190,807	(113,791,831)
Net change in unrealized appreciation (depreciation)	22,175,592	43,615,004
Net increase (decrease) in net assets from operations	$101,886,347	$(9,011,662)
Capital transactions —
Contributions	$184,552,951	$93,045,402
Withdrawals	(132,800,500)	(463,410,560)
Net increase (decrease) in net assets from capital transactions	$51,752,451	$(370,365,158)

Net increase (decrease) in net assets	$153,638,798	$(379,376,820)

Net Assets
At beginning of year	$1,479,688,326	$1,859,065,146
At end of year	$1,633,327,124	$1,479,688,326

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.66%	0.66%	0.72%	0.72%
Net investment income	3.84%	3.75%	3.63%	5.32%	3.86%
Portfolio Turnover	44%	30%	32%	58%	123%

Total Return	6.70%	0.04%	(0.41)%	7.75%	(6.15)%

Net assets, end of year (000’s omitted)	$1,633,327	$1,479,688	$1,859,065	$1,021,588	$526,099

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 91.7% and 8.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2017 were $16,672,085 or 1.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps and volatility swaps, the pricing service valuations are based on the value of the underlying index or instrument, reference interest rate and volatility surface, as applicable. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

49

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

50

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the

51

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Volatility Swaps — Volatility swaps involve the exchange of cash flows between two parties based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike multiplied by the notional amount. Changes in the value of the swap are recorded as unrealized gains and losses. Gains or losses are realized upon the termination of the contract. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying asset. Risk of loss is dependent on the volatility of the underlying instrument.

S  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to

52

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

T  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of a swaption straddle (i.e., a receiver swaption and a payer swaption with the same expiration date) on an underlying floating-rate versus a fixed rate reference entity. The fixed rate shall equal the prevailing at-the-money forward rate of the benchmark swap at determination date. Changes in the value of the agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying reference entity.

U  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $9,187,021 or 0.593% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$403,949,067	$384,403,945
U.S. Government and Agency Securities	266,399,027	223,142,506

	$670,348,094	$607,546,451

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,632,765,774

Gross unrealized appreciation	$55,927,523
Gross unrealized depreciation	(116,224,523)

Net unrealized depreciation	$(60,297,000)

5  Restricted Securities

At October 31, 2017, the Portfolio owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Other
Altair V Reinsurance	12/22/16	5,000	$5,000,000	$2,350,000

Total Restricted Securities			$5,000,000	$2,350,000
6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

54

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Credit Risk: The Portfolio enters into credit default swaps and swaptions to manage certain investment risks and/or to enhance total return.

Equity Price Risk: The Portfolio enters into equity index futures contracts and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, total return swaps, cross-currency swaps, non-deliverable bond forward contracts and forward volatility agreements to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $16,353,856. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $3,785,811 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2017. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

55

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$43,200	$2,765,167	$50,288	$1,352,239	$4,210,894
Net unrealized depreciation*	—	—	—	16,183,941	16,183,941
Receivable for open forward foreign currency exchange contracts	—	—	16,340,937	—	16,340,937
Receivable for open swap contracts	—	—	—	6,048,038	6,048,038

Total Asset Derivatives	$43,200	$2,765,167	$16,391,225	$23,584,218	$42,783,810

Derivatives not subject to master netting or similar agreements	$—	$—	$—	$16,183,941	$16,183,941

Total Asset Derivatives subject to master netting or similar agreements	$43,200	$2,765,167	$16,391,225	$7,400,277	$26,599,869

	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$(38,862)	$—	$(38,862)
Net unrealized depreciation*	(254,356)	—	—	(10,155,104)	(10,409,460)
Payable for open forward foreign currency exchange contracts	—	—	(15,505,418)	—	(15,505,418)
Payable for open swap contracts	—	—	—	(360,456)	(360,456)
Payable for open forward volatility agreements	—	—	—	(449,120)	(449,120)

Total Liability Derivatives	$(254,356)	$—	$(15,544,280)	$(10,964,680)	$(26,763,316)

Derivatives not subject to master netting or similar agreements	$(254,356)	$—	$—	$(10,155,104)	$(10,409,460)

Total Liability Derivatives subject to master netting or similar agreements	$—	$—	$(15,544,280)	$(809,576)	$(16,353,856)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

56

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$2,190,628	$(922,738)	$—	$(1,160,000)	$107,890	$1,160,000
Bank of America, N.A.	688,106	(688,106)	—	—	—	—
Barclays Bank PLC	15,041	—	—	—	15,041	—
BNP Paribas	4,770,361	(4,770,361)	—	—	—	—
Citibank, N.A.	1,882,877	(977,232)	—	(760,248)	145,397	760,248
Deutsche Bank AG	2,911,761	(1,835,312)	—	(90,000)	986,449	90,000
Goldman Sachs International	9,179,683	(2,414,417)	(6,765,266)	—	—	66,646
HSBC Bank USA, N.A.	545,817	(545,817)	—	—	—	—
JPMorgan Chase Bank, N.A.	926,818	(708,761)	—	(218,057)	—	280,000
Nomura International PLC	230,473	(39,453)	(164,386)	—	26,634	—
Standard Chartered Bank	2,872,465	(743,908)	—	(2,128,557)	—	—
State Street Bank and Trust Company	278,936	(153,675)	—	—	125,261	2,476,000
UBS AG	106,903	(106,903)	—	—	—	—

	$26,599,869	$(13,906,683)	$(6,929,652)	$(4,356,862)	$1,406,672	$4,832,894

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(922,738)	$922,738	$—	$—	$—	$—
Bank of America, N.A.	(2,005,828)	688,106	1,317,722	—	—	—
BNP Paribas	(5,438,971)	4,770,361	586,213	—	(82,397)	—
Citibank, N.A.	(977,232)	977,232	—	—	—	—
Deutsche Bank AG	(1,835,312)	1,835,312	—	—	—	450,000
Goldman Sachs International	(2,414,417)	2,414,417	—	—	—	—
HSBC Bank USA, N.A.	(590,499)	545,817	44,682	—	—	—
JPMorgan Chase Bank, N.A.	(708,761)	708,761	—	—	—	—
Nomura International PLC	(39,453)	39,453	—	—	—	—
Standard Chartered Bank	(743,908)	743,908	—	—	—	1,140,000
State Street Bank and Trust Company	(153,675)	153,675	—	—	—	—
UBS AG	(523,062)	106,903	400,463	—	(15,696)	—

	$(16,353,856)	$13,906,683	$2,349,080	$—	$(98,093)	$1,590,000

Total — Deposits for derivatives collateral — OTC derivatives						$6,422,894

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

57

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Information with respect to reverse repurchase agreements at October 31, 2017 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(109,200)	$(208,000)	$(1,988,273)	$(5,956,116)	$5,739,050
Written options and swaptions	—	240,000	287,925	1,978,326	(430,000)
Futures contracts	2,524,726	—	(2,321,265)	—	(4,283,729)
Swap contracts	—	(5,366,201)	—	—	9,195,514
Forward foreign currency exchange contracts	—	—	—	1,417,102	—
Non-deliverable bond forward contracts	—	—	—	—	(17,174)

Total	$2,415,526	$(5,334,201)	$(4,021,613)	$(2,560,688)	$10,203,661

Change in unrealized appreciation (depreciation) —
Investments	$—	$(496,800)	$31,359	$(5,163,852)	$1,114,872
Written options and swaptions	—	—	—	535,987	(1,136,139)
Futures contracts	(1,467,001)	—	112,775	—	5,990,090
Swap contracts	—	595,237	—	—	(4,140,512)
Forward volatility agreements	—	—	—	—	(449,120)
Forward foreign currency exchange contracts	—	—	—	762,872	—

Total	$(1,467,001)	$98,437	$144,134	$(3,864,993)	$1,379,191

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements

$75,100,000	$1,808,242,000	$1,337,845,000	$13,462,000

Non-Deliverable Bond Forward Contracts	Swaptions Purchased	Swaptions Written	Swap Contracts

$6,468,000	$211,654,000	$110,769,000	$1,389,905,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased index options contracts and written index options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $300,459,000, $114,967,000, 2,244 contracts and 92 contracts, respectively.

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2017. For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $126,000 and 0.81%, respectively.

58

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

8  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

9  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Collateralized Mortgage Obligations	$—	$335,425,458	$—	$335,425,458
Mortgage Pass-Throughs	—	35,196,468	—	35,196,468
Commercial Mortgage-Backed Securities	—	104,874,200	—	104,874,200
Asset-Backed Securities	—	140,370,590	—	140,370,590
Small Business Administration Loans (Interest Only)	—	81,372,526	—	81,372,526
Senior Floating-Rate Loans	—	25,636,484	—	25,636,484
Foreign Government Bonds	—	502,191,632	—	502,191,632
Foreign Corporate Bonds	—	986,313	—	986,313
U.S. Treasury Obligations	—	57,205,816	—	57,205,816
Common Stocks	5,974,944	—	—	5,974,944
Closed-End Funds	73,293,115	—	—	73,293,115
Exchange-Traded Notes (ETN)	1,788,800	—	—	1,788,800
Other	—	—	12,468,000	12,468,000

59

Global Opportunities Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total
Short-Term Investments —
Foreign Government Securities	$—	$71,098,085	$—	$71,098,085
U.S. Treasury Obligations	—	8,987,937	—	8,987,937
Other	—	100,959,841	—	100,959,841
Currency Options Purchased	—	50,288	—	50,288
Credit Default Swaptions Purchased	—	43,200	—	43,200
Interest Rate Swaptions Purchased	—	1,352,239	—	1,352,239
Call Options Purchased	—	2,765,167	—	2,765,167

Total Investments	$81,056,859	$1,468,516,244	$12,468,000	$1,562,041,103
Forward Foreign Currency Exchange Contracts	$—	$16,340,937	$—	$16,340,937
Futures Contracts	6,046,363	—	—	6,046,363
Swap Contracts	—	16,185,616	—	16,185,616

Total	$87,103,222	$1,501,042,797	$12,468,000	$1,600,614,019

Liability Description

Currency Options Written	$—	$(38,862)	$—	$(38,862)
Forward Foreign Currency Exchange Contracts	—	(15,505,418)	—	(15,505,418)
Forward Volatility Agreements	—	(449,120)	—	(449,120)
Futures Contracts	(93,400)	—	—	(93,400)
Swap Contracts	—	(11,182,910)	—	(11,182,910)

Total	$(93,400)	$(27,176,310)	$—	$(27,269,710)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

60

Global Opportunities Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

61

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

62

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

63

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

64

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

65

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28 10.31.17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017 following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 20.39% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the Russell 3000® Index (the Index), which returned 23.98% for the same period. The Fund underperformed the 22.16% return of its blended benchmark consisting of 90% Russell 3000® Index and 10% ICE BofAML Fixed Rate Preferred Securities Index (the Blended Index). The Fund’s performance is a function of the underlying portfolios in which it invests and its allocation among these portfolios, as well as the Fund’s direct investments.

During the 12-month period ended October 31, 2017, small-cap and U.S. stocks generally outperformed large-cap and global equities. Also during the period, value stocks generally lagged their growth stock counterparts.

The biggest detractor from Fund performance versus the Index was the Fund’s exposure to preferred stocks. Amid rising global markets for common stocks, more conservative preferred stocks lagged the Index during the period. The Fund’s holdings in small-cap and mid-cap stocks also underperformed versus the Index.

Conversely, the Fund’s allocations to growth stocks contributed to Fund results relative to the Index during the 12-month period ended October 31, 2017. An overweight position in growth stocks boosted Fund performance. In addition, the Fund’s holdings in the weak value-stock category outperformed versus value stocks in the overall Index.

During the 12-month period ended October 31, 2017, there

were no significant changes to the Fund’s allocation mix. As of period end, the allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio – 12.3%; Tax-Managed Growth Portfolio – 31.8%; Tax-Managed Value Portfolio – 27.3%; Tax-Managed International Equity Portfolio – 7.4%; Tax-Managed Small-Cap Portfolio – 11.0%; Preferred Stocks & Other Hybrid Securities (including exchange-traded funds which invest in similar investments) – 10.2%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	20.39%	12.09%	4.92%
Class A with 5.75% Maximum Sales Charge	—	—	13.49	10.77	4.30
Class B at NAV	03/04/2002	03/04/2002	19.49	11.25	4.14
Class B with 5% Maximum Sales Charge	—	—	14.49	10.99	4.14
Class C at NAV	03/04/2002	03/04/2002	19.49	11.24	4.13
Class C with 1% Maximum Sales Charge	—	—	18.49	11.24	4.13
Class I at NAV	09/11/2015	03/04/2002	20.76	12.21	4.98
Russell 3000® Index	—	—	23.98%	15.11%	7.60%
Blended Index	—	—	22.16	14.24	7.39

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	13.19%	9.69%	3.67%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	7.82	8.42	3.35
Class B After Taxes on Distributions	03/04/2002	03/04/2002	14.43	10.04	3.61
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	8.24	8.65	3.24
Class C After Taxes on Distributions	03/04/2002	03/04/2002	18.37	10.26	3.58
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	10.56	8.84	3.24
Class I After Taxes on Distributions	09/11/2015	03/04/2002	20.38	10.97	4.19
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	12.00	9.49	3.77

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.34%	2.10%	2.09%	1.09%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$15,002	N.A.
Class C	$10,000	10/31/2007	$15,000	N.A.
Class I	$250,000	10/31/2007	$406,459	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 90% Russell 3000® Index and 10% ICE BofAML Fixed Rate Preferred Securities Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,081.20	$6.87	1.31%
Class B	$1,000.00	$1,077.50	$10.79	2.06%
Class C	$1,000.00	$1,076.80	$10.78	2.06%
Class I	$1,000.00	$1,083.00	$5.57	1.06%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	1.31%
Class B	$1,000.00	$1,014.80	$10.46	2.06%
Class C	$1,000.00	$1,014.80	$10.46	2.06%
Class I	$1,000.00	$1,019.90	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Portfolio of Investments

Investments in Affiliated Portfolios — 89.6%

Description		Value

Tax-Managed Growth Portfolio (identified cost, $74,957,606)		$151,605,292
Tax-Managed International Equity Portfolio (identified cost, $31,644,573)		35,395,967
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $32,774,940)		58,606,628
Tax-Managed Small-Cap Portfolio (identified cost, $42,620,361)		52,662,086
Tax-Managed Value Portfolio (identified cost, $86,934,877)		130,185,787

Total Investments in Affiliated Portfolios (identified cost $268,932,357)		$428,455,760

Preferred Stocks — 4.5%

Security	Shares	Value

Banks — 1.2%
KeyCorp, Series E, 6.125% to 12/15/26(1)	24,680	$720,409
Regions Financial Corp., Series A, 6.375%	39,526	1,003,960
SunTrust Banks, Inc., Series E, 5.875%	46,350	1,186,097
Texas Capital Bancshares, Inc., 6.50%	40,000	1,025,600
Wells Fargo & Co., Series L, 7.50% (Convertible)	1,194	1,564,140
Wells Fargo & Co., Series Y, 5.625%	8,775	226,395

		$5,726,601

Capital Markets — 0.7%
KKR & Co., LP, Series A, 6.75%	28,000	$769,720
Morgan Stanley, Series G, 6.625%	21,325	571,084
Northern Trust Corp., Series C, 5.85%	40,000	1,061,200
State Street Corp., Series G, 5.35% to 3/15/26(1)	32,200	875,840

		$3,277,844

Consumer Finance — 0.4%
Capital One Financial Corp., Series B, 6.00%	40,000	$1,015,600
Capital One Financial Corp., Series C, 6.25%	38,650	1,031,955

		$2,047,555

Diversified Financial Services — 0.2%
KKR Financial Holdings, LLC, Series A, 7.375%	40,000	$1,014,800

		$1,014,800

Electric Utilities — 0.4%
SCE Trust VI, 5.00%	49,800	$1,254,960
Southern Co. (The), 6.25%	23,828	642,879

		$1,897,839

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.8%
CBL & Associates Properties, Inc., Series D, 7.375%	52,975	$1,307,423
DDR Corp., Series J, 6.50%	19,625	495,139
DDR Corp., Series K, 6.25%	19,925	501,313
PS Business Parks, Inc., Series T, 6.00%	11,514	290,843
Spirit Realty Capital, Inc., Series A, 6.00%	17,550	432,432
Vornado Realty Trust, Series K, 5.70%	20,000	508,800

		$3,535,950

Insurance — 0.3%
Arch Capital Group, Ltd., Series E, 5.25%	17,575	$437,793
PartnerRe, Ltd., Series I, 5.875%	39,839	1,068,482

		$1,506,275

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	35,497	$900,914

		$900,914

Oil, Gas & Consumable Fuels — 0.3%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(1)	59,850	$1,523,183

		$1,523,183

Total Preferred Stocks (identified cost $20,842,128)		$21,430,961

Debt Obligations — 4.1%(2)

Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.1%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(1)(3)	$610	$638,212

		$638,212

Banks — 2.8%
Banco do Brasil SA, 6.25% to 4/15/24(1)(3)(4)	$1,275	$1,204,875
Bank of America Corp., Series AA, 6.10% to 3/17/25(1)(3)	1,430	1,598,025
Bank of New York Mellon Corp. (The), Series D, 4.50% to 6/20/23(1)(3)	1,000	1,010,660
Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(3)	1,150	1,251,533
Credit Agricole SA, 7.875% to 1/23/24(1)(3)(4)	730	832,703
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(1)(3)	1,220	1,250,500
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(1)(3)	2,193	2,311,203
KeyCorp, Series D, 5.00% to 9/15/26(1)(3)	975	1,020,094
Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(3)	600	686,250

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(1)(3)	$485	$515,312
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(3)	1,278	1,464,205
Zions Bancorporation, Series J, 7.20% to 9/15/23(1)(3)	87	99,397

		$13,244,757

Capital Markets — 0.4%
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(1)(3)	$880	$891,000
UBS Group AG, 6.875% to 8/7/25(1)(3)(5)	1,000	1,124,679

		$2,015,679

Electric Utilities — 0.2%
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)	$725	$771,900

		$771,900

Food Products — 0.2%
Land O’ Lakes, Inc., 8.00%(3)(4)	$964	$1,074,860

		$1,074,860

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(1)(4)	$431	$508,580

		$508,580

Oil, Gas & Consumable Fuels — 0.3%
EnLink Midstream Partners, LP, Series C, 6.00% to 12/15/22(1)(3)	$736	$743,178
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(1)(3)(4)(6)	500	23,750
Plains All American Pipeline, LP, Series B, 6.125% to 11/15/22(1)(3)	550	561,990

		$1,328,918

Total Debt Obligations (identified cost $18,580,502)		$19,582,906

Exchange-Traded Funds — 1.6%

Security	Shares	Value

Equity Funds — 1.6%
iShares U.S. Preferred Stock ETF	204,586	$7,874,515

Total Exchange-Traded Funds (identified cost $8,031,553)		$7,874,515

Total Investments — 99.8% (identified cost $316,386,540)		$477,344,142

Other Assets, Less Liabilities — 0.2%		$949,603

Net Assets — 100.0%		$478,293,745

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to floating rate after the indicated fixed-rate coupon period.

(2)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $3,644,768 or 0.8% of the Fund’s net assets.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $1,124,679 or 0.2% of the Fund’s net assets.

(6)	Defaulted security. Issuer has defaulted on the payment of interest.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Affiliated investments, at value (identified cost, $268,932,357)	$428,455,760
Unaffiliated investments, at value (identified cost, $47,454,183)	48,888,382
Cash	2,354
Interest receivable	223,921
Receivable for investments sold	1,115,046
Receivable for Fund shares sold	2,262,850
Total assets	$480,948,313

Liabilities
Payable for Fund shares redeemed	$2,169,991
Payable to affiliates:
Investment adviser fee	102,417
Administration fee	60,526
Distribution and service fees	197,346
Trustees’ fees	42
Accrued expenses	124,246
Total liabilities	$2,654,568
Net Assets	$478,293,745

Sources of Net Assets
Paid-in capital	$249,580,840
Accumulated net realized gain	65,144,624
Accumulated undistributed net investment income	2,610,679
Net unrealized appreciation	160,957,602
Total	$478,293,745

Class A Shares
Net Assets	$265,203,658
Shares Outstanding	13,277,537
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.97
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$21.19

Class B Shares
Net Assets	$2,369,961
Shares Outstanding	126,350
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.76

Class C Shares
Net Assets	$163,689,272
Shares Outstanding	8,836,402
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.52

Class I Shares
Net Assets	$47,030,854
Shares Outstanding	2,355,531
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividend income	$1,865,286
Dividend income allocated from affiliated Portfolios (net of foreign taxes, $146,280)	7,565,625
Interest income	1,045,938
Securities lending income allocated from affiliated Portfolio, net	12,542
Expenses allocated from affiliated Portfolios	(2,482,088)
Total investment income	$8,007,303

Expenses
Investment adviser fee	$1,129,671
Administration fee	677,529
Distribution and service fees
Class A	617,340
Class B	30,732
Class C	1,662,776
Trustees’ fees and expenses	500
Custodian fee	44,841
Transfer and dividend disbursing agent fees	259,968
Legal and accounting services	68,446
Printing and postage	30,585
Registration fees	74,144
Miscellaneous	15,643
Total expenses	$4,612,175

Net investment income	$3,395,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$162,715
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	21,475,793 (1)
Foreign currency transactions	13,889
Net realized gain	$21,652,397
Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$1,452,953
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	55,530,650
Foreign currency	(382)
Net change in unrealized appreciation (depreciation)	$56,983,221

Net realized and unrealized gain	$78,635,618

Net increase in net assets from operations	$82,030,746

(1)	Includes $9,643,917 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$3,395,128	$3,679,470
Net realized gain	21,652,397 (1)	11,438,424 (2)
Net change in unrealized appreciation (depreciation)	56,983,221	(12,308,488)
Net increase in net assets from operations	$82,030,746	$2,809,406
Distributions to shareholders —
From net investment income
Class A	$(2,154,982)	$(1,788,983)
Class C	(454,055)	(19,984)
Class I	(318,979)	(58,992)
From net realized gain
Class A	(416,319)	(13,230,355)
Class B	(7,245)	(352,084)
Class C	(319,066)	(9,598,576)
Class I	(48,500)	(319,315)
Total distributions to shareholders	$(3,719,146)	$(25,368,289)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,612,725	$14,752,602
Class B	5,726	140,590
Class C	6,553,261	10,636,220
Class I	21,573,604	26,011,368
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,407,666	14,096,040
Class B	6,766	322,960
Class C	687,110	8,439,024
Class I	280,793	186,635
Cost of shares redeemed
Class A	(33,655,055)	(55,495,432)
Class B	(411,488)	(736,896)
Class C	(34,831,413)	(20,770,167)
Class I	(5,290,881)	(2,192,917)
Net asset value of shares exchanged
Class A	1,745,739	2,590,108
Class B	(1,745,739)	(2,590,108)
Net decrease in net assets from Fund share transactions	$(18,061,186)	$(4,609,973)

Net increase (decrease) in net assets	$60,250,414	$(27,168,856)

Net Assets
At beginning of year	$418,043,331	$445,212,187
At end of year	$478,293,745	$418,043,331

Accumulated undistributed net investment income included in net assets
At end of year	$2,610,679	$2,408,084

(1)	Includes $9,643,917 of net realized gains from redemptions in-kind.

(2)	Includes $9,454,304 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015		2014	2013
Net asset value — Beginning of year	$16.770	$17.630	$18.060		$16.930	$14.230

Income (Loss) From Operations
Net investment income(1)	$0.186	$0.193	$0.125		$0.121	$0.119
Net realized and unrealized gain (loss)	3.207	(0.017)	0.456		1.768	3.408

Total income from operations	$3.393	$0.176	$0.581		$1.889	$3.527

Less Distributions
From net investment income	$(0.162)	$(0.123)	$(0.104)		$(0.100)	$(0.135)
From net realized gain	(0.031)	(0.913)	(0.907)		(0.659)	(0.692)

Total distributions	$(0.193)	$(1.036)	$(1.011)		$(0.759)	$(0.827)

Net asset value — End of year	$19.970	$16.770	$17.630		$18.060	$16.930

Total Return(2)	20.39%	1.09%	3.29	%(3)	11.48%	26.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$265,204	$227,186	$264,329		$263,319	$243,134
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.31%	1.32%	1.33%		1.33%	1.36%
Net investment income	1.01%	1.17%	0.71%		0.70%	0.78%
Portfolio Turnover of the Fund(6)	10%	6%	24%		1%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016	2015		2014	2013
Net asset value — Beginning of year	$15.730	$16.590	$17.050		$16.010	$13.460

Income (Loss) From Operations
Net investment income (loss)(1)	$0.051	$0.068	$(0.006)		$(0.004)	$0.010
Net realized and unrealized gain (loss)	3.010	(0.015)	0.430		1.665	3.237

Total income from operations	$3.061	$0.053	$0.424		$1.661	$3.247

Less Distributions
From net investment income	$—	$—	$—		$—	$(0.005)
From net realized gain	(0.031)	(0.913)	(0.884)		(0.621)	(0.692)

Total distributions	$(0.031)	$(0.913)	$(0.884)		$(0.621)	$(0.697)

Net asset value — End of year	$18.760	$15.730	$16.590		$17.050	$16.010

Total Return(2)	19.49%	0.37%	2.52	%(3)	10.63%	25.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,370	$3,941	$7,193		$11,189	$15,558
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.06%	2.08%	2.08%		2.08%	2.11%
Net investment income (loss)	0.30%	0.44%	(0.04)%		(0.03)%	0.07%
Portfolio Turnover of the Fund(6)	10%	6%	24%		1%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015		2014	2013
Net asset value — Beginning of year	$15.570	$16.430	$16.900		$15.900	$13.410

Income (Loss) From Operations
Net investment income (loss)(1)	$0.047	$0.064	$(0.006)		$(0.008)	$0.005
Net realized and unrealized gain (loss)	2.978	(0.009)	0.421		1.659	3.209

Total income from operations	$3.025	$0.055	$0.415		$1.651	$3.214

Less Distributions
From net investment income	$(0.044)	$(0.002)	$—		$—	$(0.032)
From net realized gain	(0.031)	(0.913)	(0.885)		(0.651)	(0.692)

Total distributions	$(0.075)	$(0.915)	$(0.885)		$(0.651)	$(0.724)

Net asset value — End of year	$18.520	$15.570	$16.430		$16.900	$15.900

Total Return(2)	19.49%	0.32%	2.55	%(3)	10.65%	25.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$163,689	$162,450	$173,279		$176,815	$168,924
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.06%	2.07%	2.08%		2.08%	2.11%
Net investment income (loss)	0.27%	0.42%	(0.04)%		(0.05)%	0.04%
Portfolio Turnover of the Fund(6)	10%	6%	24%		1%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2015(1)
	2017	2016
Net asset value — Beginning of period	$16.760	$17.620	$16.890

Income (Loss) From Operations
Net investment income (loss)(2)	$0.229	$0.226	$(0.009)
Net realized and unrealized gain (loss)	3.217	(0.004)	0.739

Total income from operations	$3.446	$0.222	$0.730

Less Distributions
From net investment income	$(0.205)	$(0.169)	$—
From net realized gain	(0.031)	(0.913)	—

Total distributions	$(0.236)	$(1.082)	$—

Net asset value — End of period	$19.970	$16.760	$17.620

Total Return(3)	20.76%	1.36%	4.32	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,031	$24,467	$410
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.06%	1.07%	1.06	%(8)
Net investment income (loss)	1.23%	1.36%	(0.35	)%(8)
Portfolio Turnover of the Fund(9)	10%	6%	24	%(10)

(1)	For the period from the commencement of operations, September 11, 2015, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(6)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2015.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2017 were as follows: Tax-Managed Growth Portfolio (1.0%), Tax-Managed Value Portfolio (18.3%), Tax-Managed International Equity Portfolio (46.8%), Tax-Managed Multi-Cap Growth Portfolio (42.0%) and Tax-Managed Small-Cap Portfolio (30.8%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$2,928,016	$1,867,959
Long-term capital gains	$791,130	$23,500,330

During the year ended October 31, 2017, accumulated net realized gain was decreased by $343,119, accumulated undistributed net investment income was decreased by $264,517 and paid-in capital was increased by $607,636 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolios, premium amortization, accretion of market discount, investments in partnerships and preferred securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,873,939
Undistributed long-term capital gains	$10,802,893
Net unrealized appreciation	$215,036,073

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolios, investments in partnerships, premium amortization, accretion of market discount, preferred securities and the tax treatment of short-term capital gains.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$262,308,069

Gross unrealized appreciation	$215,193,111
Gross unrealized depreciation	(157,038)

Net unrealized appreciation	$215,036,073

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the investment adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2017, the Fund’s investment adviser fee totaled $3,390,756, of which $2,261,085 was allocated from the Portfolios and $1,129,671 was paid or accrued directly by the Fund. For the year ended October 31, 2017, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $677,529.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $46,220 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $29,035 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $617,340 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $23,049 and $1,247,082 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $7,683 and $415,694 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $300 and $9,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$5,828,204	$15,461,075
Tax-Managed Value Portfolio	5,313,951	14,096,868
Tax-Managed International Equity Portfolio	1,542,760	4,092,639
Tax-Managed Multi-Cap Growth Portfolio	2,314,140	6,138,958
Tax-Managed Small-Cap Portfolio	2,142,722	5,684,221

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $25,934,972 and $22,867,964, respectively, for the year ended October 31, 2017.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	1,325,184	888,155
Issued to shareholders electing to receive payments of distributions in Fund shares	137,189	853,271
Redemptions	(1,827,544)	(3,346,205)
Exchange from Class B shares	94,936	155,183

Net decrease	(270,235)	(1,449,596)

	Year Ended October 31,
Class B	2017	2016

Sales	329	8,937
Issued to shareholders electing to receive payments of distributions in Fund shares	408	20,716
Redemptions	(24,213)	(47,736)
Exchange to Class A shares	(100,764)	(164,966)

Net decrease	(124,240)	(183,049)

	Year Ended October 31,
Class C	2017	2016

Sales	385,392	693,179
Issued to shareholders electing to receive payments of distributions in Fund shares	41,948	546,569
Redemptions	(2,023,244)	(1,351,003)

Net decrease	(1,595,904)	(111,255)

	Year Ended October 31,
Class I	2017	2016

Sales	1,165,303	1,556,790
Issued to shareholders electing to receive payments of distributions in Fund shares	16,036	11,332
Redemptions	(285,533)	(131,699)

Net increase	895,806	1,436,423

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Investments in Affiliated Portfolios	$428,455,760		$—	$—	$428,455,760
Preferred Stocks	21,430,961	*	—	—	21,430,961
Debt Obligations	—		19,582,906	—	19,582,906
Exchange-Traded Funds	7,874,515		—	—	7,874,515

Total Investments	$457,761,236		$19,582,906	$—	$477,344,142

*	The level classification is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $6,640,878, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $11,286,144 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.17

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Management and Organization	28

Important Notices	31

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017, following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of 19.39% for Class A shares at net asset value (NAV), underperforming the 22.77% return of the Fund’s benchmark, the MSCI World Index (the Index).

The Fund’s common stock allocation underperformed the Index during the 12-month period ended October 31, 2017. Stock selection in the health care, consumer discretionary and materials sectors detracted from Fund performance versus the Index.

Within the health care sector, the Fund’s overweight position in biopharmaceutical firm Shire PLC declined in value based on concerns about the ongoing market value of its hemophilia treatments, downgrades to earnings estimates, and the sudden departure of its chief financial officer. Elsewhere in health care, the Fund’s overweight position in pharmaceutical firm Allergan PLC fell in price as specialty pharmaceutical stocks in general sold off during the period, and a federal court decision invalidated four patents covering one of Allergan’s leading products, dry-eye drug Restasis. An overweighting position in advertising services provider Interpublic Group of Cos., Inc. (Interpublic) hurt relative results in the consumer discretionary sector. Interpublic’s stock declined as the company experienced slow growth during the period as consumer goods companies cut back on ad spending and online companies took revenue from traditional ad agencies.

In contrast, stock selection in the financials and utilities sectors, along with stock selection and an underweight position in the consumer staples sector, aided Fund performance during the 12-month period ended October 31, 2017, versus the Index. Overweight positions in JPMorgan Chase & Co. and Wells Fargo & Co. helped results versus the Index in the financials sector. The financials sector in general performed well following the November 2016 election in anticipation of lighter regulation and corporate tax reform under a new administration. The expectation that rising interest rates would buoy profits at banks and other lenders was also a tailwind for the financials sector. In the consumer staples sector, relative performance was aided by underweighting the food & staples retailing industry and not owning two Index components in that industry, drug store operators CVS Health Corp. and Walgreens Boots Alliance, Inc. Both stocks declined based on uncertainty in the U.S. about the status of the Affordable Care Act and potential negative effects on prescription drug distributors and retailers.

For the 12-month period ended October 31, 2017, the Fund’s preferred security allocation (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) detracted from Fund performance versus the Index. The preferred security allocation underperformed the Index, but outperformed the overall preferred market as measured by the ICE BofAML Fixed Rate Preferred Securities Index (ICE BofAML Preferred

Index). Outperformance versus the ICE BofAML Preferred Index was driven by an allocation to lower-quality securities that were not held in the Index, greater exposure to non-U.S. issuers than the Index, and strong performance from several securities with floating rates that were not held in the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	19.39%	9.20%	3.53%
Class A with 5.75% Maximum Sales Charge	—	—	12.56	7.91	2.92
Class B at NAV	05/30/2003	05/30/2003	18.43	8.38	2.76
Class B with 5% Maximum Sales Charge	—	—	13.43	8.09	2.76
Class C at NAV	05/30/2003	05/30/2003	18.35	8.37	2.75
Class C with 1% Maximum Sales Charge	—	—	17.35	8.37	2.75
Class I at NAV	08/27/2007	05/30/2003	19.67	9.46	3.80
MSCI World Index	—	—	22.77%	11.55%	4.09%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	11.58%	6.94%	1.99%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	7.81	6.10	2.22
Class B After Taxes on Distributions	05/30/2003	05/30/2003	12.61	7.30	1.98
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	8.19	6.28	2.13
Class C After Taxes on Distributions	05/30/2003	05/30/2003	16.52	7.58	1.98
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	10.41	6.51	2.12
Class I After Taxes on Distributions	08/27/2007	05/30/2003	18.56	8.42	2.81
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	11.93	7.35	2.92

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.18%	1.93%	1.93%	0.93%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2007	$13,129	N.A.
Class C	$10,000	10/31/2007	$13,125	N.A.
Class I	$250,000	10/31/2007	$362,960	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Alphabet, Inc., Class C	3.4%

Johnson & Johnson	2.6

Amazon.com, Inc.	2.1

Facebook, Inc., Class A	1.9

ASML Holding NV	1.9

Royal Dutch Shell PLC, Class B	1.8

Wells Fargo & Co.	1.8

Nippon Telegraph & Telephone Corp.	1.8

Melrose Industries PLC	1.7

Unilever PLC	1.6

Total	20.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,079.00	$6.24	1.19%
Class B	$1,000.00	$1,075.20	$10.15	1.94%
Class C	$1,000.00	$1,074.30	$10.14	1.94%
Class I	$1,000.00	$1,080.30	$4.93	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Portfolio of Investments

Common Stocks — 92.3%

Security	Shares	Value

Aerospace & Defense — 1.0%
CAE, Inc.	414,860	$7,351,135

		$7,351,135

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	90,690	$7,121,886

		$7,121,886

Auto Components — 0.6%
Goodyear Tire & Rubber Co. (The)	162,509	$4,971,150

		$4,971,150

Automobiles — 0.7%
Peugeot SA	241,766	$5,736,032

		$5,736,032

Banks — 8.3%
BNP Paribas SA	126,555	$9,877,544
Canadian Imperial Bank of Commerce	89,918	7,914,959
ING Groep NV	509,657	9,418,188
JPMorgan Chase & Co.	87,556	8,809,009
KeyCorp	255,311	4,659,426
Mitsubishi UFJ Financial Group, Inc.	1,388,380	9,417,578
Wells Fargo & Co.	250,523	14,064,361

		$64,161,065

Beverages — 3.0%
Anheuser-Busch InBev SA/NV	62,515	$7,665,659
Constellation Brands, Inc., Class A	36,237	7,939,164
Diageo PLC	215,196	7,348,688

		$22,953,511

Biotechnology — 2.5%
BioMarin Pharmaceutical, Inc.(1)	31,269	$2,566,872
Celgene Corp.(1)	73,068	7,377,676
Shire PLC	193,421	9,527,067

		$19,471,615

Building Products — 0.9%
Assa Abloy AB, Class B	342,811	$7,227,432

		$7,227,432

Security	Shares	Value

Capital Markets — 1.7%
Credit Suisse Group AG	431,224	$6,795,582
St. James’s Place PLC	388,015	6,064,636

		$12,860,218

Chemicals — 2.4%
Arkema SA	63,732	$8,051,349
Ecolab, Inc.	51,271	6,699,069
Novozymes A/S, Class B	72,719	4,017,927

		$18,768,345

Commercial Services & Supplies — 0.8%
SECOM Co., Ltd.	76,500	$5,824,869

		$5,824,869

Consumer Finance — 1.1%
Discover Financial Services	90,550	$6,024,292
Navient Corp.	35,301	439,850
OneMain Holdings, Inc.(1)	71,133	2,259,895

		$8,724,037

Containers & Packaging — 1.4%
Sealed Air Corp.	247,067	$10,927,773

		$10,927,773

Diversified Financial Services — 1.6%
ORIX Corp.	706,300	$12,143,841

		$12,143,841

Diversified Telecommunication Services — 1.8%
Nippon Telegraph & Telephone Corp.	282,327	$13,649,810

		$13,649,810

Electric Utilities — 3.3%
American Electric Power Co., Inc.	57,501	$4,278,649
Iberdrola SA	1,425,355	11,518,302
NextEra Energy, Inc.	64,909	10,065,439

		$25,862,390

Electrical Equipment — 3.5%
Legrand SA	115,617	$8,579,992
Melrose Industries PLC	4,398,003	12,845,920
Zhuzhou CRRC Times Electric Co., Ltd., Class H	1,023,338	5,989,543

		$27,415,455

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.5%
CDW Corp.	173,922	$12,174,540
Keyence Corp.	12,305	6,832,041

		$19,006,581

Energy Equipment & Services — 0.5%
Halliburton Co.	95,038	$4,061,924

		$4,061,924

Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.	70,123	$10,074,572
Equity Residential	140,840	9,472,898
Simon Property Group, Inc.	29,052	4,512,647

		$24,060,117

Food Products — 0.5%
Pinnacle Foods, Inc.	74,328	$4,044,930

		$4,044,930

Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp.(1)	61,336	$1,725,995
ConvaTec Group PLC(2)	1,511,964	3,933,849
Danaher Corp.	18,774	1,732,277

		$7,392,121

Household Durables — 1.1%
Newell Brands, Inc.	217,146	$8,855,214

		$8,855,214

Household Products — 0.9%
Reckitt Benckiser Group PLC	81,725	$7,311,662

		$7,311,662

Insurance — 3.3%
AIA Group, Ltd.	1,017,312	$7,665,933
Chubb, Ltd.	52,101	7,857,873
Prudential PLC	390,797	9,592,255

		$25,116,061

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.(1)	14,705	$16,253,142

		$16,253,142

Security	Shares	Value

Internet Software & Services — 5.3%
Alphabet, Inc., Class C(1)	25,948	$26,379,775
Facebook, Inc., Class A(1)	81,510	14,676,690

		$41,056,465

IT Services — 1.5%
Visa, Inc., Class A	104,865	$11,533,053

		$11,533,053

Machinery — 3.3%
Fortive Corp.	103,349	$7,467,999
Komatsu, Ltd.	370,622	12,110,352
Xylem, Inc.	87,150	5,798,089

		$25,376,440

Media — 1.4%
Interpublic Group of Cos., Inc. (The)	546,519	$10,520,491

		$10,520,491

Metals & Mining — 1.0%
Rio Tinto, Ltd.	142,776	$7,608,001

		$7,608,001

Oil, Gas & Consumable Fuels — 5.0%
BP PLC	1,221,678	$8,286,223
ConocoPhillips	141,310	7,228,006
Phillips 66	53,248	4,849,828
Royal Dutch Shell PLC, Class B	438,365	14,114,156
Seven Generations Energy, Ltd., Class A(1)	286,029	4,318,925

		$38,797,138

Personal Products — 2.2%
Estee Lauder Cos., Inc. (The), Class A	38,299	$4,282,211
Unilever PLC	221,191	12,535,768

		$16,817,979

Pharmaceuticals — 8.3%
Allergan PLC	43,525	$7,713,936
Bayer AG	41,386	5,383,442
Eli Lilly & Co.	114,561	9,387,128
Johnson & Johnson	144,946	20,206,922
Novo Nordisk A/S, Class B	148,115	7,374,471

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)
Roche Holding AG PC	33,310	$7,698,973
Zoetis, Inc.	93,629	5,975,403

		$63,740,275

Professional Services — 1.0%
Verisk Analytics, Inc.(1)	87,290	$7,424,015

		$7,424,015

Road & Rail — 0.8%
CSX Corp.	120,281	$6,065,771

		$6,065,771

Semiconductors & Semiconductor Equipment — 3.7%
ASML Holding NV	79,772	$14,393,201
Renesas Electronics Corp.(1)	50,601	654,225
Sumco Corp.	243,788	5,369,812
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	198,079	8,384,684

		$28,801,922

Specialty Retail — 2.8%
Home Depot, Inc. (The)	64,587	$10,707,233
Industria de Diseno Textil SA	285,530	10,672,549

		$21,379,782

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	40,615	$6,865,559
HP, Inc.	378,278	8,151,891

		$15,017,450

Textiles, Apparel & Luxury Goods — 1.5%
Lululemon Athletica, Inc.(1)	64,057	$3,940,146
LVMH Moet Hennessy Louis Vuitton SE	24,486	7,303,270

		$11,243,416

Tobacco — 1.1%
British American Tobacco PLC	132,587	$8,566,423

		$8,566,423

Trading Companies & Distributors — 1.0%
MISUMI Group, Inc.	277,792	$7,610,816

		$7,610,816

Total Common Stocks (identified cost $642,666,163)		$712,831,753

Preferred Stocks — 2.0%

Security	Shares	Value

Banks — 0.7%
AgriBank FCB, 6.875% to 1/1/24(3)	13,368	$1,481,341
CoBank ACB, Series F, 6.25% to 10/1/22(2)(3)	10,875	1,174,500
Farm Credit Bank of Texas, Series 1, 10.00%(2)	635	776,288
First Republic Bank, Series G, 5.50%	4,475	115,187
IBERIABANK Corp., Series C, 6.60% to 5/1/26(3)	24,285	676,094
Texas Capital Bancshares, Inc., Series A, 6.50%	13,552	346,931
Wells Fargo & Co., Series L, 7.50% (Convertible)	415	543,650
Wells Fargo & Co., Series Y, 5.625%	7,075	182,535

		$5,296,526

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	12,828	$352,642
Legg Mason, Inc., 5.45%	17,250	433,837

		$786,479

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., Series K, 5.25%	20,000	$513,800
SCE Trust VI, 5.00%	22,975	578,970
Southern Co. (The), 6.25%	41,700	1,125,066

		$2,217,836

Equity Real Estate Investment Trusts (REITs) — 0.2%
CBL & Associates Properties, Inc., Series D, 7.375%	26,850	$662,658
DDR Corp., Series K, 6.25%	27,725	697,561
Spirit Realty Capital, Inc., Series A, 6.00%	14,150	348,656

		$1,708,875

Food Products — 0.2%
Ocean Spray Cranberries, Inc., 6.25%(2)	16,860	$1,555,335

		$1,555,335

Insurance — 0.1%
American Overseas Group, Ltd., Series A, 4.938%, (3 mo. USD LIBOR + 3.557%)(4)(5)	5,000	$289,300
Arch Capital Group, Ltd., Series E, 5.25%	13,975	348,118
PartnerRe, Ltd., Series I, 5.875%	7,571	203,054

		$840,472

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	30,093	$759,848

		$759,848

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(3)	35,875	$913,019

		$913,019

Thrifts & Mortgage Finance — 0.2%
Elmira Savings Bank, 8.998% to 12/31/17(3)	1,880	$1,767,200

		$1,767,200

Total Preferred Stocks (identified cost $19,297,036)		$15,845,590

Corporate Bonds & Notes — 2.9%

Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.1%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(3)(6)	$500	$523,125

		$523,125

Banks — 1.1%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(2)(3)(6)	$200	$230,280
Banco do Brasil SA, 6.25% to 4/15/24(2)(3)(6)	1,123	1,061,235
Bank of America Corp., Series AA, 6.10% to 3/17/25(3)(6)	1,351	1,509,742
Credit Agricole SA, 7.875% to 1/23/24(2)(3)(6)	545	621,676
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)(6)	835	932,069
Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(6)	710	812,063
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(3)(6)	859	984,156
Standard Chartered PLC, 7.75% to 4/2/23(2)(3)(6)	430	477,902
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)(6)	211	217,832
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)(6)	1,123	1,283,027

		$8,129,982

Capital Markets — 0.3%
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(2)	$400	$393,000
Charles Schwab Corp. (The), 5.00% to 12/1/27(3)(6)	680	688,500
UBS Group AG, 6.875% to 8/7/25(3)(6)(7)	1,267	1,424,968

		$2,506,468

Diversified Financial Services — 0.7%
Cadence Financial Corp., 4.875%, 6/28/19(2)	$863	$875,260
PPTT, 2006-A GS, Class A, 6.001%(2)(6)(8)	4,541	4,407,608

		$5,282,868

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 0.2%
AES Gener SA, 8.375% to 6/18/19, 12/18/73(2)(3)	$1,260	$1,337,742
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(3)	345	367,318

		$1,705,060

Energy Equipment & Services — 0.0%(9)
Abengoa Finance S.A.U., 7.75%, 2/1/20(2)(10)	$967	$12,088

		$12,088

Food Products — 0.3%
JBS Investments GmbH, 7.75%, 10/28/20(2)	$255	$261,184
Land O’ Lakes, Inc., 8.00%(2)(6)	1,542	1,719,330

		$1,980,514

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(2)(3)	$637	$751,660

		$751,660

Multi-Utilities — 0.0%(9)
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(3)	$200	$217,480

		$217,480

Oil, Gas & Consumable Fuels — 0.1%
EnLink Midstream Partners, LP, Series C, 6.00% to 12/15/22(3)(6)	$592	$597,773
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(2)(3)(6)(10)	1,824	86,640
Plains All American Pipeline, LP, Series B, 6.125% to 11/15/22(3)(6)	440	449,592

		$1,134,005

Total Corporate Bonds & Notes (identified cost $23,400,848)		$22,243,250

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 2.3%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(11)	17,667,895	$17,669,662

Total Short-Term Investments (identified cost $17,669,700)		$17,669,662

Total Investments — 99.5% (identified cost $703,033,747)		$768,590,255

Other Assets, Less Liabilities — 0.5%		$3,612,951

Net Assets — 100.0%		$772,203,206

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $19,675,577 or 2.5% of the Fund’s net assets.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $1,424,968 or 0.2% of the Fund’s net assets.

(8)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2017.

(9)	Amount is less than 0.05%.

(10)	Issuer is in default with respect to interest and/or principal payments.

(11)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	54.0%	$414,772,590
United Kingdom	11.2	86,367,546
Japan	9.6	73,613,344
France	5.2	40,169,863
Netherlands	4.9	37,925,545
Spain	2.9	22,202,939
Canada	2.6	19,585,019
Switzerland	2.1	16,122,577
Denmark	1.5	11,392,398
Taiwan	1.1	8,384,684
Hong Kong	1.0	7,665,933
Belgium	1.0	7,665,659
Sweden	0.9	7,227,432
China	0.8	5,989,543
Germany	0.7	5,383,442
Brazil	0.2	1,802,059
Chile	0.2	1,337,742
Australia	0.1	981,940

Total Investments	100.0%	$768,590,255

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PC	–	Participation Certificate
PPTT	–	Preferred Pass-Through Trust
USD	–	United States Dollar

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $685,364,047)	$750,920,593
Affiliated investment, at value (identified cost, $17,669,700)	17,669,662
Dividends and interest receivable	917,094
Dividends receivable from affiliated investment	20,833
Receivable for investments sold	18,354,632
Receivable for Fund shares sold	2,489,273
Tax reclaims receivable	3,657,033
Total assets	$794,029,120

Liabilities
Payable for investments purchased	$17,282,994
Payable for Fund shares redeemed	3,417,854
Due to broker	12,467
Due to custodian — foreign currency, at value (identified cost, $5,192)	5,210
Payable to affiliates:
Investment adviser fee	419,230
Administration fee	98,067
Distribution and service fees	273,748
Trustees’ fees	3,553
Accrued expenses	312,791
Total liabilities	$21,825,914
Net Assets	$772,203,206

Sources of Net Assets
Paid-in capital	$730,753,872
Accumulated net realized loss	(27,340,852)
Accumulated undistributed net investment income	3,056,940
Net unrealized appreciation	65,733,246
Total	$772,203,206

Class A Shares
Net Assets	$347,079,601
Shares Outstanding	27,728,617
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.52
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.28

Class B Shares
Net Assets	$7,146,798
Shares Outstanding	572,407
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.49

Class C Shares
Net Assets	$227,643,279
Shares Outstanding	18,234,582
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.48

Class I Shares
Net Assets	$190,333,528
Shares Outstanding	15,191,664
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $3,310,372)	$34,431,474
Interest (net of foreign taxes, $11,170)	2,147,573
Other income	216,761
Dividends from affiliated investment	151,997
Total investment income	$36,947,805

Expenses
Investment adviser fee	$4,842,606
Administration fee	1,132,225
Distribution and service fees
Class A	868,501
Class B	96,235
Class C	2,411,251
Trustees’ fees and expenses	42,982
Custodian fee	332,829
Transfer and dividend disbursing agent fees	411,641
Legal and accounting services	74,230
Printing and postage	63,605
Registration fees	77,115
Miscellaneous	120,459
Total expenses	$10,473,679

Net investment income	$26,474,126

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$52,362,220
Investment transactions — affiliated investment	(3,021)
Financial futures contracts	(4,777,493)
Foreign currency transactions	(941,350)
Net realized gain	$46,640,356
Change in unrealized appreciation (depreciation) —
Investments	$58,202,501
Investments — affiliated investment	(1,331)
Foreign currency	277,736
Net change in unrealized appreciation (depreciation)	$58,478,906

Net realized and unrealized gain	$105,119,262

Net increase in net assets from operations	$131,593,388

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$26,474,126	$29,622,749
Net realized gain (loss)	46,640,356	(8,225,781)
Net change in unrealized appreciation (depreciation)	58,478,906	(38,920,674)
Net increase (decrease) in net assets from operations	$131,593,388	$(17,523,706)
Distributions to shareholders —
From net investment income
Class A	$(12,737,381)	$(15,724,027)
Class B	(284,865)	(478,113)
Class C	(7,099,854)	(8,863,621)
Class I	(6,156,489)	(4,952,065)
Total distributions to shareholders	$(26,278,589)	$(30,017,826)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$36,558,013	$25,504,502
Class B	82,799	255,795
Class C	7,787,444	10,812,430
Class I	86,622,294	42,762,358
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,183,947	14,298,157
Class B	225,824	361,502
Class C	5,998,116	7,114,327
Class I	4,829,010	3,770,824
Cost of shares redeemed
Class A	(121,331,236)	(94,440,502)
Class B	(2,231,362)	(3,609,461)
Class C	(76,398,842)	(51,867,864)
Class I	(39,734,790)	(43,265,699)
Net asset value of shares exchanged
Class A	4,336,380	2,809,563
Class B	(4,336,380)	(2,809,563)
Net decrease in net assets from Fund share transactions	$(86,408,783)	$(88,303,631)

Net increase (decrease) in net assets	$18,906,016	$(135,845,163)

Net Assets
At beginning of year	$753,297,190	$889,142,353
At end of year	$772,203,206	$753,297,190

Accumulated undistributed net investment income included in net assets
At end of year	$3,056,940	$4,608,302

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016		2015	2014		2013
Net asset value — Beginning of year	$10.880	$11.510		$11.580	$11.070		$9.780

Income (Loss) From Operations
Net investment income(1)	$0.419	$0.427	(2)	$0.387	$0.479	(2)	$0.463	(2)
Net realized and unrealized gain (loss)	1.653	(0.625)		(0.013)	0.463		1.259

Total income (loss) from operations	$2.072	$(0.198)		$0.374	$0.942		$1.722

Less Distributions
From net investment income	$(0.432)	$(0.432)		$(0.444)	$(0.432)		$(0.432)

Total distributions	$(0.432)	$(0.432)		$(0.444)	$(0.432)		$(0.432)

Net asset value — End of year	$12.520	$10.880		$11.510	$11.580		$11.070

Total Return(3)	19.39%	(1.71)%		3.27%	8.61%		18.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$347,080	$367,882		$443,367	$472,354		$496,308
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.19%	1.18%		1.18%	1.17%		1.18%
Net investment income	3.58%	3.88	%(2)	3.35%	4.17	%(2)	4.48	%(2)
Portfolio Turnover	157%	134%		133%	118%		85%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share includes special dividends which amounted to $0.112, $0.248 and $0.086 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86%, 2.01% and 3.65% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2017	2016		2015	2014		2013
Net asset value — Beginning of year	$10.860	$11.480		$11.550	$11.040		$9.760

Income (Loss) From Operations
Net investment income(1)	$0.350	$0.350	(2)	$0.307	$0.411	(2)	$0.388	(2)
Net realized and unrealized gain (loss)	1.623	(0.621)		(0.021)	0.443		1.246

Total income (loss) from operations	$1.973	$(0.271)		$0.286	$0.854		$1.634

Less Distributions
From net investment income	$(0.343)	$(0.349)		$(0.356)	$(0.344)		$(0.354)

Total distributions	$(0.343)	$(0.349)		$(0.356)	$(0.344)		$(0.354)

Net asset value — End of year	$12.490	$10.860		$11.480	$11.550		$11.040

Total Return(3)	18.43%	(2.37)%		2.50%	7.80%		17.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,147	$12,032		$18,798	$30,065		$42,660
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.94%	1.93%		1.93%	1.92%		1.93%
Net investment income	3.00%	3.19	%(2)	2.66%	3.59	%(2)	3.76	%(2)
Portfolio Turnover	157%	134%		133%	118%		85%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share includes special dividends which amounted to $0.115, $0.260 and $0.086 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.14%, 1.32% and 2.93% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016		2015	2014		2013
Net asset value — Beginning of year	$10.860	$11.480		$11.550	$11.040		$9.760

Income (Loss) From Operations
Net investment income(1)	$0.351	$0.342	(2)	$0.300	$0.391	(2)	$0.386	(2)
Net realized and unrealized gain (loss)	1.613	(0.613)		(0.012)	0.464		1.249

Total income (loss) from operations	$1.964	$(0.271)		$0.288	$0.855		$1.635

Less Distributions
From net investment income	$(0.344)	$(0.349)		$(0.358)	$(0.345)		$(0.355)

Total distributions	$(0.344)	$(0.349)		$(0.358)	$(0.345)		$(0.355)

Net asset value — End of year	$12.480	$10.860		$11.480	$11.550		$11.040

Total Return(3)	18.35%	(2.36)%		2.51%	7.81%		17.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,643	$256,000		$306,339	$331,088		$343,199
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.94%	1.93%		1.93%	1.92%		1.93%
Net investment income	3.01%	3.12	%(2)	2.60%	3.41	%(2)	3.74	%(2)
Portfolio Turnover	157%	134%		133%	118%		85%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share includes special dividends which amounted to $0.111, $0.247 and $0.085 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10%, 1.26% and 2.91% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016		2015	2014		2013
Net asset value — Beginning of year	$10.890	$11.520		$11.590	$11.070		$9.790

Income (Loss) From Operations
Net investment income(1)	$0.491	$0.452	(2)	$0.412	$0.486	(2)	$0.494	(2)
Net realized and unrealized gain (loss)	1.611	(0.622)		(0.009)	0.495		1.244

Total income (loss) from operations	$2.102	$(0.170)		$0.403	$0.981		$1.738

Less Distributions
From net investment income	$(0.462)	$(0.460)		$(0.473)	$(0.461)		$(0.458)

Total distributions	$(0.462)	$(0.460)		$(0.473)	$(0.461)		$(0.458)

Net asset value — End of year	$12.530	$10.890		$11.520	$11.590		$11.070

Total Return(3)	19.67%	(1.47)%		3.52%	8.97%		18.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$190,334	$117,382		$120,639	$115,900		$100,152
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.94%	0.93%		0.93%	0.92%		0.93%
Net investment income	4.15%	4.10	%(2)	3.56%	4.23	%(2)	4.77	%(2)
Portfolio Turnover	157%	134%		133%	118%		85%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share includes special dividends which amounted to $0.108, $0.233 and $0.086 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12%, 2.20% and 3.93% for years ended October 31, 2016, 2014 and 2013, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2017, the Fund received approximately $217,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is reflected as Other income in the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$26,278,589	$30,017,826

During the year ended October 31, 2017, accumulated net realized loss was decreased by $220,624,461, accumulated undistributed net investment income was decreased by $1,746,899 and paid-in capital was decreased by $218,877,562 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, accretion of market discount, distributions from real estate investment trusts, investments in partnerships and preferred securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,488,506
Capital loss carryforwards	$(23,515,581)
Net unrealized appreciation	$61,369,103
Other temporary differences	$107,306

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, premium amortization, accretion of market discount, defaulted bond interest and preferred securities.

At October 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $23,515,581 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2018 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2017, capital loss carryforwards of $39,404,465 were utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$707,396,046

Gross unrealized appreciation	$88,098,577
Gross unrealized depreciation	(26,904,368)

Net unrealized appreciation	$61,194,209

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund’s investment adviser fee amounted to $4,842,606 or 0.64% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement effective November 16, 2015, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Fund from EVMI. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $1,132,225.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $23,135 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $31,593 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $868,501 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $72,176 and $1,808,438 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $24,059 and $602,813 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and approximately $17,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,152,315,721 and $1,245,026,605, respectively, for the year ended October 31, 2017.

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	3,059,482	2,314,857
Issued to shareholders electing to receive payments of distributions in Fund shares	958,695	1,292,611
Redemptions	(10,455,152)	(8,581,179)
Exchange from Class B shares	365,155	255,895

Net decrease	(6,071,820)	(4,717,816)

	Year Ended October 31,
Class B	2017	2016

Sales	7,039	23,242
Issued to shareholders electing to receive payments of distributions in Fund shares	19,461	32,748
Redemptions	(196,405)	(328,265)
Exchange to Class A shares	(365,968)	(256,536)

Net decrease	(535,873)	(528,811)

	Year Ended October 31,
Class C	2017	2016

Sales	674,651	981,188
Issued to shareholders electing to receive payments of distributions in Fund shares	514,376	644,801
Redemptions	(6,536,342)	(4,723,975)

Net decrease	(5,347,315)	(3,097,986)

	Year Ended October 31,
Class I	2017	2016

Sales	7,427,034	3,881,108
Issued to shareholders electing to receive payments of distributions in Fund shares	409,187	340,723
Redemptions	(3,420,509)	(3,919,176)

Net increase	4,415,712	302,655

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2017, there were no obligations outstanding under these financial instruments.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2017, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts	$(4,777,493)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was as follows:

Futures Contracts — Long	Futures Contracts — Short

$47,600,000	$48,171,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$55,247,376	$23,711,851		$—	$78,959,227
Consumer Staples	16,266,305	43,428,200		—	59,694,505
Energy	20,458,683	22,400,379		—	42,859,062
Financials	52,029,665	70,975,557		—	123,005,222
Health Care	56,686,209	33,917,802		—	90,604,011
Industrials	41,228,895	60,188,924		—	101,417,819
Information Technology	88,166,192	27,249,279		—	115,415,471
Materials	17,626,842	19,677,277		—	37,304,119
Real Estate	24,060,117	—		—	24,060,117
Telecommunication Services	—	13,649,810		—	13,649,810
Utilities	14,344,088	11,518,302		—	25,862,390

Total Common Stocks	$386,114,372	$326,717,381	**	$—	$712,831,753

Preferred Stocks
Consumer Staples	$—	$1,555,335		$—	$1,555,335
Energy	913,019	—		—	913,019
Financials	3,202,048	5,199,329		289,300	8,690,677
Real Estate	1,708,875	—		—	1,708,875
Utilities	2,977,684	—		—	2,977,684

Total Preferred Stocks	$8,801,626	$6,754,664		$289,300	$15,845,590

Corporate Bonds & Notes	$—	$22,243,250		$—	$22,243,250
Short-Term Investments	—	17,669,662		—	17,669,662

Total Investments	$394,915,998	$373,384,957		$289,300	$768,590,255

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $36,473,567, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 28.11% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.17

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 26

Federal Tax Information	16

Management and Organization	27

Important Notices	30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, powered by an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year.

U.S. stocks slipped in March 2017, as the failure of President Trump’s health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March 2017 and again in June 2017. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.

U.S. equities briefly pulled back in August 2017 amid the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, propelled by strong corporate earnings and strengthening economic indicators. Major U.S. indexes reached multiple record highs during the final two months of the period. In terms of economic sectors, information technology and financials led the market advance during the period.

For the 12-month period ended October 31, 2017, all major stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average2 advanced 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 23.63%. The technology-laden NASDAQ Composite Index delivered a 31.13% gain. Small-cap U.S. stocks as measured by the Russell 2000® Index generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 22.67% for Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the Russell 3000® Growth Index (the Index), returned 29.80% for the period.

The Fund underperformed the Index largely due to stock selection. Sector and industry allocation also detracted from relative Fund performance versus the Index during the 12-month period under review. Ten of the Index’s 11 economic sectors delivered positive returns during the period. The Fund recorded positive returns in all eight sectors in which it was invested.

The health care sector detracted the most from relative Fund performance versus the Index. The sector was hurt by weakness in the biotechnology and pharmaceuticals industries in the 12-month period ended October 31, 2017. Several biotechnology companies were among the Fund’s weakest individual stocks amid concerns about possible government price controls. In the pharmaceuticals industry, Allergan PLC dragged on performance as it dealt with a patent challenge to a key product. Allergan PLC was sold during the period.

The information technology sector also hampered Fund performance relative to the Index during the period. In particular, stock selection in the software industry detracted from Fund returns versus the Index. Among the Fund’s worst-performing individual stocks was SecureWorks Corp., a network security company that reported a business slowdown. The energy sector also detracted from relative Fund performance due to an overweight position in the lagging sector. Overall, the Fund’s weakest individual stock was auto parts retailer Advance Auto Parts, Inc. Investors were disappointed by delays in the company’s turnaround plan. Advance Auto Parts, Inc. was sold during the period.

On the positive side, the Fund’s lack of exposure to the weak real estate sector contributed to relative Fund performance versus the Index. Management avoided the sector during the period, believing it was overvalued. Stock selection in the materials sector also boosted Fund performance versus the Index, due to gains in the Fund’s chemical-industry holdings.

The industrials sector also boosted relative Fund returns versus the Index, as stock selection overcame an unfavorable underweight position in the strong sector. Two of the Fund’s top-performing individual stocks were electrical equipment manufacturer AMETEK, Inc., and rental giant United Rentals, Inc. Both companies benefited from a cyclical economic recovery as well as hopes for increased infrastructure spending under the Trump administration. The Fund’s top-performing individual stock was software company Adobe Systems, Inc. Strong business fundamentals led investors to place a higher valuation on the enterprise during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	22.67%	13.36%	5.26%
Class A with 5.75% Maximum Sales Charge	—	—	15.64	12.02	4.64
Class C at NAV	07/10/2000	07/10/2000	21.79	12.52	4.48
Class C with 1% Maximum Sales Charge	—	—	20.79	12.52	4.48
Russell 3000® Growth Index	—	—	29.80%	16.70%	9.05%
S&P 500 Index	—	—	23.63	15.17	7.51

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	15.64%	12.02%	4.35%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	8.85	9.61	3.63
Class C After Taxes on Distributions	07/10/2000	07/10/2000	20.79	12.52	4.19
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	11.76	10.02	3.51

% Total Annual Operating Expense Ratios[4]				Class A	Class C
				1.40%	2.15%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$15,503	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	6.3%

Facebook, Inc., Class A	5.8

Alphabet, Inc., Class C	3.9

Alphabet, Inc., Class A	3.3

Visa, Inc., Class A	3.3

Netflix, Inc.	3.2

Adobe Systems, Inc.	3.1

Monolithic Power Systems, Inc.	2.8

salesforce.com, inc.	2.5

Charles Schwab Corp. (The)	2.2

Total	36.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,096.00	$6.97	1.32%
Class C	$1,000.00	$1,092.10	$10.92	2.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72	1.32%
Class C	$1,000.00	$1,014.80	$10.51	2.07%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $45,815,463)	$80,933,565
Receivable for Fund shares sold	3,154
Total assets	$80,936,719

Liabilities
Payable for Fund shares redeemed	$129,634
Payable to affiliates:
Administration fee	10,183
Distribution and service fees	31,750
Trustees’ fees	42
Accrued expenses	37,982
Total liabilities	$209,591
Net Assets	$80,727,128

Sources of Net Assets
Paid-in capital	$47,114,344
Accumulated net realized loss from Portfolio	(992,905)
Accumulated net investment loss	(512,413)
Net unrealized appreciation from Portfolio	35,118,102
Total	$80,727,128

Class A Shares
Net Assets	$57,243,087
Shares Outstanding	2,198,460
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$26.04
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$27.63

Class C Shares
Net Assets	$23,484,041
Shares Outstanding	1,037,273
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.64

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $9,291)	$609,417
Expenses allocated from Portfolio	(545,851)
Total investment income from Portfolio	$63,566

Expenses
Administration fee	$112,471
Distribution and service fees
Class A	131,404
Class C	224,188
Trustees’ fees and expenses	500
Custodian fee	13,649
Transfer and dividend disbursing agent fees	55,703
Legal and accounting services	24,785
Printing and postage	15,714
Registration fees	43,230
Miscellaneous	9,568
Total expenses	$631,212

Net investment loss	$(567,646)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$3,168,949
Net realized gain	$3,168,949
Change in unrealized appreciation (depreciation) —
Investments	$12,521,369
Net change in unrealized appreciation (depreciation)	$12,521,369

Net realized and unrealized gain	$15,690,318

Net increase in net assets from operations	$15,122,672

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment loss	$(567,646)	$(427,179)
Net realized gain	3,168,949	1,666,601
Net change in unrealized appreciation (depreciation)	12,521,369	(1,416,035)
Net increase (decrease) in net assets from operations	$15,122,672	$(176,613)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,145,994	$4,024,659
Class B	—	48,257
Class C	1,396,028	1,461,522
Cost of shares redeemed
Class A	(4,968,402)	(5,343,911)
Class B	—	(296,878)
Class C	(3,159,221)	(2,764,489)
Net asset value of shares exchanged
Class A	—	550,345
Class B	—	(550,345)
Net asset value of shares merged*
Class A	—	763,707
Class B	—	(763,707)
Net decrease in net assets from Fund share transactions	$(2,585,601)	$(2,870,840)

Net increase (decrease) in net assets	$12,537,071	$(3,047,453)

Net Assets
At beginning of year	$68,190,057	$71,237,510
At end of year	$80,727,128	$68,190,057

Accumulated net investment loss included in net assets
At end of year	$(512,413)	$—

*	At the close of business on October 21, 2016, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$21.220	$21.200	$19.620	$17.850		$13.900

Income (Loss) From Operations
Net investment loss(1)	$(0.126)	$(0.079)	$(0.124)	$(0.126)		$(0.086)
Net realized and unrealized gain	4.946	0.099	1.704	1.896		4.036

Total income from operations	$4.820	$0.020	$1.580	$1.770		$3.950

Net asset value — End of year	$26.040	$21.220	$21.200	$19.620		$17.850

Total Return(2)	22.67%	0.09%	8.05%	9.92	%(3)	28.42	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,243	$47,363	$47,313	$43,667		$40,895
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.34%	1.40%	1.40%	1.40	%(3)	1.43	%(3)
Net investment loss	(0.53)%	(0.38)%	(0.60)%	(0.67)%		(0.56)%
Portfolio Turnover of the Portfolio	34%	33%	26%	29%		68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value — Beginning of year	$18.590	$18.710	$17.450	$16.000		$12.550

Income (Loss) From Operations
Net investment loss(1)	$(0.264)	$(0.207)	$(0.247)	$(0.238)		$(0.181)
Net realized and unrealized gain	4.314	0.087	1.507	1.688		3.631

Total income (loss) from operations	$4.050	$(0.120)	$1.260	$1.450		$3.450

Net asset value — End of year	$22.640	$18.590	$18.710	$17.450		$16.000

Total Return(2)	21.79%	(0.64)%	7.22%	9.06	%(3)	27.49	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,484	$20,827	$22,356	$19,902		$18,081
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.09%	2.15%	2.15%	2.15	%(3)	2.18	%(3)
Net investment loss	(1.28)%	(1.14)%	(1.35)%	(1.42)%		(1.31)%
Portfolio Turnover of the Portfolio	34%	33%	26%	29%		68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.0% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Notes to Financial Statements — continued

During the year ended October 31, 2017, accumulated net realized loss was increased by $6,081, accumulated net investment loss was decreased by $55,233 and paid-in capital was decreased by $49,152 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$204,130
Late year ordinary losses	$(512,413)
Net unrealized appreciation	$33,921,067

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

During the year ended October 31, 2017, capital loss carryforwards of $2,929,446 were utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2017, the Fund had a late year ordinary loss of $512,413 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $112,471. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $10,119 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,105 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $131,404 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $168,141 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $56,047 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $700 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,557,977 and $5,600,948, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	176,760	198,612
Redemptions	(210,515)	(259,822)
Merger from Class B Shares	—	35,373
Exchange from Class B shares	—	26,294

Net increase (decrease)	(33,755)	457

Class B		Year Ended October 31, 2016(1)

Sales		2,601
Redemptions		(16,179)
Merger to Class A Shares		(40,432)
Exchange to Class A shares		(29,934)

Net decrease		(83,944)

	Year Ended October 31,
Class C	2017	2016

Sales	68,437	80,518
Redemptions	(151,603)	(154,847)

Net decrease	(83,166)	(74,329)

(1)	At the close of business on October 21, 2016, the Fund’s Class B shares were merged into Class A shares.

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $210,208 or, if subsequently determined to be different, the net capital gain of such year.

16

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 97.5%

Security	Shares	Value

Aerospace & Defense — 1.1%
Raytheon Co.	8,944	$1,611,709

		$1,611,709

Air Freight & Logistics — 1.0%
FedEx Corp.	6,484	$1,464,152

		$1,464,152

Auto Components — 1.7%
Delphi Automotive PLC	24,507	$2,435,506

		$2,435,506

Banks — 1.0%
KeyCorp	75,822	$1,383,751

		$1,383,751

Beverages — 2.9%
Coca-Cola Co. (The)	29,800	$1,370,204
Constellation Brands, Inc., Class A	12,006	2,630,394

		$4,000,598

Biotechnology — 7.4%
Celgene Corp.(1)	27,749	$2,801,817
Gilead Sciences, Inc.	40,245	3,016,765
Incyte Corp.(1)	16,503	1,868,965
Vertex Pharmaceuticals, Inc.(1)	18,054	2,640,036

		$10,327,583

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	17,343	$1,145,679

		$1,145,679

Capital Markets — 3.8%
Charles Schwab Corp. (The)	68,069	$3,052,214
Goldman Sachs Group, Inc. (The)	4,215	1,022,053
S&P Global, Inc.	7,512	1,175,403

		$5,249,670

Chemicals — 3.0%
Celanese Corp., Series A	14,828	$1,546,709
Ecolab, Inc.	10,051	1,313,263
Olin Corp.	34,640	1,265,399

		$4,125,371

Security	Shares	Value

Communications Equipment — 1.9%
Palo Alto Networks, Inc.(1)	18,043	$2,655,930

		$2,655,930

Distributors — 2.1%
LKQ Corp.(1)	77,953	$2,938,049

		$2,938,049

Electrical Equipment — 1.7%
AMETEK, Inc.	34,300	$2,314,907

		$2,314,907

Food & Staples Retailing — 0.7%
US Foods Holding Corp.(1)	37,013	$1,009,715

		$1,009,715

Food Products — 2.1%
Mondelez International, Inc., Class A	21,503	$890,869
Pinnacle Foods, Inc.	37,187	2,023,717

		$2,914,586

Health Care Equipment & Supplies — 2.7%
Align Technology, Inc.(1)	4,592	$1,097,396
Danaher Corp.	11,868	1,095,060
Stryker Corp.	9,839	1,523,766

		$3,716,222

Household Products — 0.5%
Colgate-Palmolive Co.	9,219	$649,479

		$649,479

Internet & Direct Marketing Retail — 10.5%
Amazon.com, Inc.(1)	8,000	$8,842,240
Netflix, Inc.(1)	22,400	4,400,032
Priceline Group, Inc. (The)(1)	735	1,405,291

		$14,647,563

Internet Software & Services — 16.3%
Alphabet, Inc., Class A(1)	4,500	$4,648,680
Alphabet, Inc., Class C(1)	5,402	5,491,889
Facebook, Inc., Class A(1)	44,686	8,046,161
GoDaddy, Inc., Class A(1)	61,194	2,857,760
Okta, Inc.(1)	29,863	863,638
Twitter, Inc.(1)	39,889	822,511

		$22,730,639

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 4.0%
Fiserv, Inc.(1)	6,987	$904,327
Visa, Inc., Class A	42,000	4,619,160

		$5,523,487

Media — 1.2%
Walt Disney Co. (The)	16,897	$1,652,696

		$1,652,696

Oil, Gas & Consumable Fuels — 2.2%
Devon Energy Corp.	40,020	$1,476,738
EOG Resources, Inc.	15,894	1,587,334

		$3,064,072

Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	11,555	$1,291,964

		$1,291,964

Pharmaceuticals — 2.7%
Eli Lilly & Co.	16,168	$1,324,806
Zoetis, Inc.	38,920	2,483,874

		$3,808,680

Road & Rail — 3.2%
J.B. Hunt Transport Services, Inc.	17,534	$1,865,442
Norfolk Southern Corp.	10,434	1,371,236
Union Pacific Corp.	10,178	1,178,511

		$4,415,189

Semiconductors & Semiconductor Equipment — 5.8%
Broadcom, Ltd.	8,572	$2,262,236
Monolithic Power Systems, Inc.	32,100	3,905,607
Texas Instruments, Inc.	20,275	1,960,390

		$8,128,233

Software — 8.5%
Adobe Systems, Inc.(1)	24,954	$4,370,943
FireEye, Inc.(1)	91,671	1,551,073
Proofpoint, Inc.(1)	12,998	1,201,145
salesforce.com, inc.(1)	33,800	3,459,092
SecureWorks Corp., Class A(1)	127,588	1,278,432

		$11,860,685

Specialty Retail — 1.9%
Home Depot, Inc. (The)	9,189	$1,523,352
TJX Cos., Inc. (The)	16,916	1,180,737

		$2,704,089

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	17,520	$2,961,581

		$2,961,581

Textiles, Apparel & Luxury Goods — 2.2%
Lululemon Athletica, Inc.(1)	33,365	$2,052,281
NIKE, Inc., Class B	19,321	1,062,462

		$3,114,743

Trading Companies & Distributors — 1.6%
United Rentals, Inc.(1)	15,867	$2,244,863

		$2,244,863

Total Common Stocks (identified cost $75,171,040)		$136,091,391

Short-Term Investments — 1.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(2)	1,489,566	$1,489,715

Total Short-Term Investments (identified cost $1,489,828)		$1,489,715

Total Investments — 98.6% (identified cost $76,660,868)		$137,581,106

Other Assets, Less Liabilities — 1.4%		$1,959,595

Net Assets — 100.0%		$139,540,701

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $75,171,040)	$136,091,391
Affiliated investment, at value (identified cost, $1,489,828)	1,489,715
Dividends receivable	30,213
Dividends receivable from affiliated investment	2,779
Receivable for investments sold	2,044,268
Tax reclaims receivable	8,517
Total assets	$139,666,883

Liabilities
Payable to affiliates:
Investment adviser fee	$76,114
Trustees’ fees	639
Accrued expenses	49,429
Total liabilities	$126,182
Net Assets applicable to investors’ interest in Portfolio	$139,540,701

Sources of Net Assets
Investors’ capital	$78,620,463
Net unrealized appreciation	60,920,238
Total	$139,540,701

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $16,116)	$1,038,433
Dividends from affiliated investment	15,008
Total investment income	$1,053,441

Expenses
Investment adviser fee	$842,686
Trustees’ fees and expenses	7,718
Custodian fee	47,542
Legal and accounting services	39,845
Miscellaneous	5,095
Total expenses	$942,886

Net investment income	$110,555

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,491,234
Investment transactions — affiliated investment	(128)
Net realized gain	$5,491,106
Change in unrealized appreciation (depreciation) —
Investments	$21,619,052
Investments — affiliated investment	(176)
Net change in unrealized appreciation (depreciation)	$21,618,876

Net realized and unrealized gain	$27,109,982

Net increase in net assets from operations	$27,220,537

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$110,555	$329,339
Net realized gain	5,491,106	2,918,467
Net change in unrealized appreciation (depreciation)	21,618,876	(2,590,433)
Net increase in net assets from operations	$27,220,537	$657,373
Capital transactions —
Contributions	$4,872,116	$5,260,787
Withdrawals	(11,739,906)	(12,833,945)
Net decrease in net assets from capital transactions	$(6,867,790)	$(7,573,158)

Net increase (decrease) in net assets	$20,352,747	$(6,915,785)

Net Assets
At beginning of year	$119,187,954	$126,103,739
At end of year	$139,540,701	$119,187,954

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.73%	0.73%	0.73%	0.77%
Net investment income (loss)	0.09%	0.28%	0.06%	(0.01)%	0.10%
Portfolio Turnover	34%	33%	26%	29%	68%

Total Return	23.40%	0.77%	8.77%	10.64%	29.25%

Net assets, end of year (000’s omitted)	$139,541	$119,188	$126,104	$113,791	$107,427

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.0% and 42.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into

23

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $842,686 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $43,272,375 and $52,844,667, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$76,661,721

Gross unrealized appreciation	$61,447,215
Gross unrealized depreciation	(527,830)

Net unrealized appreciation	$60,919,385

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$136,091,391	*	$—	$—	$136,091,391
Short-Term Investments	—		1,489,715	—	1,489,715

Total Investments	$136,091,391		$1,489,715	$—	$137,581,106

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2017

26

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

27

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.17

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 29

Federal Tax Information	18

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, powered by an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year.

U.S. stocks slipped in March 2017, as the failure of President Trump’s health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March 2017 and again in June 2017. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.

U.S. equities briefly pulled back in August 2017 amid the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, propelled by strong corporate earnings and strengthening economic indicators. Major U.S. indexes reached multiple record highs during the final two months of the period. In terms of economic sectors, information technology and financials led the market advance during the period.

For the 12-month period ended October 31, 2017, all major stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average2 advanced 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 23.63%. The technology-laden NASDAQ Composite Index delivered a 31.13% gain. Small-cap U.S. stocks as measured by the Russell 2000® Index generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 23.96% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 2000® Index (the Index), returned 27.85% for the period.

During the 12-month period ended October 31, 2017, the Fund underperformed the Index due to stock selection. Sector and industry allocation made a positive contribution to relative Fund performance versus the Index. Ten of the Index’s 11 economic sectors had positive absolute returns during the period. The Fund recorded positive returns in all of the ten sectors in which it was invested.

The health care sector was the biggest detractor from Fund performance relative to the Index during the period due largely to stock selection. The Fund’s underweight position in the biotechnology industry hampered Fund results during the 12-month period ended October 31, 2017. Stock selection in the health care providers & services industry also detracted from relative Fund performance versus the Index. Envision Healthcare Corp., an outsourced physician staffing and out-patient surgery clinic operator, was among the Fund’s weakest individual stocks after disappointing financial results.

In the information technology sector, unfavorable stock selection outweighed a favorable sector underweight position during the period. One of the Fund’s worst-performing stocks was Veeco Instruments, Inc., a supplier of semiconductor equipment to the LED lighting market. The company’s sales and earnings disappointed amid increased competition from China. The industrials sector also detracted from Fund performance relative to the Index due to stock selection. Within the sector, benefits administration provider WageWorks, Inc. was the Fund’s worst-performing individual stock during the period. The Company failed to meet earnings expectations amid volatility in the health care market, as Congress debated the future of the Affordable Care Act.

On the positive side, stock selection in the consumer discretionary sector contributed to Fund performance relative to the Index during the period. In the diversified consumer services industry, Grand Canyon Education, Inc., a for-profit college, was among the Fund’s top-performing stocks during the period. The stock was benefitted by higher enrollment, improved financial results, and expectations of a more favorable regulatory environment under the Trump administration.

The consumer staples sector also contributed to Fund results relative to the Index, as stock selection overcame an overweight positon in the underperforming sector. An underweight position in the lagging utilities sector also contributed to relative Fund performance versus the Index during the 12-month period ended October 31, 2017. Overall, the Fund’s top-performing individual stock was Blackbaud, Inc., a provider of software for non-profit organizations, as its earnings topped forecasts.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	23.96%	13.01%	6.81%
Class A with 5.75% Maximum Sales Charge	—	—	16.83	11.68	6.18
Class C at NAV	09/29/1997	09/29/1997	23.07	12.17	6.01
Class C with 1% Maximum Sales Charge	—	—	22.07	12.17	6.01
Class I at NAV	10/01/2009	09/25/1997	24.28	13.28	7.02
Russell 2000® Index	—	—	27.85%	14.48%	7.63%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	15.25%	11.00%	5.86%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	10.60	9.21	4.92
Class C After Taxes on Distributions	09/29/1997	09/29/1997	20.13	11.38	5.64
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	13.83	9.60	4.78
Class I After Taxes on Distributions	10/01/2009	09/25/1997	22.64	12.61	6.71
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.86	10.54	5.64

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.22%	1.97%	0.97%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$17,940	N.A.
Class I	$250,000	10/31/2007	$493,173	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6,7

Top 10 Holdings (% of net assets)6

RealPage, Inc.	2.6%

iShares Russell 2000 ETF	2.6

Hexcel Corp.	2.4

Ligand Pharmaceuticals, Inc.	2.4

ACI Worldwide, Inc.	2.3

ServiceMaster Global Holdings, Inc.	2.3

Dolby Laboratories, Inc., Class A	2.3

First American Financial Corp.	2.2

West Pharmaceutical Services, Inc.	2.2

WageWorks, Inc.	2.2

Total	23.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Excludes the Fund’s investments in exchange-traded funds.

Fund profile subject to change due to active management.

Important Notice to Shareholders

At the close of business on September 20, 2017, Class B shares were merged into Class A shares.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,074.50	$6.27	1.20%
Class C	$1,000.00	$1,070.90	$10.18	1.95%
Class I	$1,000.00	$1,076.00	$4.97	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	1.20%
Class C	$1,000.00	$1,015.40	$9.91	1.95%
Class I	$1,000.00	$1,020.40	$4.84	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $93,840,835)	$118,106,254
Receivable for Fund shares sold	328,719
Total assets	$118,434,973

Liabilities
Payable for Fund shares redeemed	$368,545
Payable to affiliates:
Distribution and service fees	34,010
Trustees’ fees	42
Accrued expenses	57,427
Total liabilities	$460,024
Net Assets	$117,974,949

Sources of Net Assets
Paid-in capital	$76,621,920
Accumulated net realized gain from Portfolio	17,087,610
Net unrealized appreciation from Portfolio	24,265,419
Total	$117,974,949

Class A Shares
Net Assets	$76,407,382
Shares Outstanding	2,790,003
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$27.39
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$29.06

Class C Shares
Net Assets	$21,002,435
Shares Outstanding	914,536
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.97

Class I Shares
Net Assets	$20,565,132
Shares Outstanding	733,927
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$28.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio	$1,120,753
Expenses allocated from Portfolio	(785,320)
Total investment income from Portfolio	$335,433

Expenses
Distribution and service fees
Class A	$180,919
Class B	3,120
Class C	217,108
Trustees’ fees and expenses	500
Custodian fee	15,470
Transfer and dividend disbursing agent fees	116,956
Legal and accounting services	28,420
Printing and postage	23,187
Registration fees	73,295
ReFlow liquidity program fees	6,153
Miscellaneous	13,542
Total expenses	$678,670

Net investment loss	$(343,237)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$14,989,283 (1)
Net realized gain	$14,989,283
Change in unrealized appreciation (depreciation) —
Investments	$8,753,554
Net change in unrealized appreciation (depreciation)	$8,753,554

Net realized and unrealized gain	$23,742,837

Net increase in net assets from operations	$23,399,600

(1)	Includes $598,607 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment loss	$(343,237)	$(378,372)
Net realized gain	14,989,283 (1)	6,704,214
Net change in unrealized appreciation (depreciation)	8,753,554	(4,151,035)
Net increase in net assets from operations	$23,399,600	$2,174,807
Distributions to shareholders —
From net realized gain
Class A	$(4,115,069)	$(3,519,604)
Class B	(27,057)	(43,369)
Class C	(1,501,336)	(1,337,158)
Class I	(843,734)	(968,073)
Total distributions to shareholders	$(6,487,196)	$(5,868,204)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,876,756	$3,706,251
Class B	13,134	—
Class C	1,435,082	792,801
Class I	10,491,742	3,556,899
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,837,445	3,281,155
Class B	27,055	43,367
Class C	1,319,911	1,177,755
Class I	790,852	819,699
Cost of shares redeemed
Class A	(12,007,489)	(10,094,205)
Class B	(57,859)	(143,065)
Class C	(4,981,044)	(3,897,546)
Class I	(6,683,496)	(12,972,587)
Net asset value of shares exchanged
Class A	147,966	223,512
Class B	(147,966)	(223,512)
Net asset value of shares merged*
Class A	280,605	—
Class B	(280,605)	—
Net increase (decrease) in net assets from Fund share transactions	$1,062,089	$(13,729,476)

Net increase (decrease) in net assets	$17,974,493	$(17,422,873)

Net Assets
At beginning of year	$100,000,456	$117,423,329
At end of year	$117,974,949	$100,000,456

Accumulated net investment loss included in net assets
At end of year	$—	$(334,147)

(1)	Includes $598,607 of net realized gains from redemptions in-kind.

*	At the close of business on September 20, 2017, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$23.420	$24.000	$24.010	$22.380	$16.930

Income (Loss) From Operations
Net investment loss(1)	$(0.050)	$(0.055)	$(0.051)	$(0.075)	$(0.001)
Net realized and unrealized gain	5.494	0.680	0.497	1.705	5.451

Total income from operations	$5.444	$0.625	$0.446	$1.630	$5.450

Less Distributions
From net realized gain	$(1.474)	$(1.205)	$(0.456)	$—	$—

Total distributions	$(1.474)	$(1.205)	$(0.456)	$—	$—

Net asset value — End of year	$27.390	$23.420	$24.000	$24.010	$22.380

Total Return(2)	23.96%	2.90%	1.86%	7.33%	32.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$76,407	$66,058	$70,678	$70,315	$71,056
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.22%	1.19%	1.19%	1.27%
Net investment loss	(0.19)%	(0.24)%	(0.21)%	(0.32)%	(0.00	)%(5)
Portfolio Turnover of the Portfolio	70%	66%	73%	58%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$19.990	$20.820	$21.040	$19.760	$15.060

Income (Loss) From Operations
Net investment loss(1)	$(0.202)	$(0.192)	$(0.205)	$(0.219)	$(0.130)
Net realized and unrealized gain	4.656	0.567	0.441	1.499	4.830

Total income from operations	$4.454	$0.375	$0.236	$1.280	$4.700

Less Distributions
From net realized gain	$(1.474)	$(1.205)	$(0.456)	$—	$—

Total distributions	$(1.474)	$(1.205)	$(0.456)	$—	$—

Net asset value — End of year	$22.970	$19.990	$20.820	$21.040	$19.760

Total Return(2)	23.07%	2.09%	1.11%	6.53%	31.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,002	$20,326	$23,228	$23,936	$24,075
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.97%	1.94%	1.94%	2.02%
Net investment loss	(0.94)%	(0.99)%	(0.96)%	(1.07)%	(0.76)%
Portfolio Turnover of the Portfolio	70%	66%	73%	58%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016		2015	2014	2013
Net asset value — Beginning of year	$23.870	$24.380		$24.330	$22.620	$17.060

Income (Loss) From Operations
Net investment income (loss)(1)	$0.007	$0.001		$0.005	$(0.020)	$0.049
Net realized and unrealized gain	5.617	0.694		0.501	1.730	5.511

Total income from operations	$5.624	$0.695		$0.506	$1.710	$5.560

Less Distributions
From net realized gain	$(1.474)	$(1.205)		$(0.456)	$—	$—

Total distributions	$(1.474)	$(1.205)		$(0.456)	$—	$—

Net asset value — End of year	$28.020	$23.870		$24.380	$24.330	$22.620

Total Return(2)	24.28%	3.14%		2.09%	7.61%	32.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,565	$13,210		$22,741	$14,452	$11,324
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.97%		0.94%	0.94%	1.02%
Net investment income (loss)	0.03%	0.00	%(5)	0.02%	(0.09)%	0.25%
Portfolio Turnover of the Portfolio	70%	66%		73%	58%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on September 20, 2017, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (69.2% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

13

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Long-term capital gains	$6,487,196	$5,868,204

During the year ended October 31, 2017, accumulated net realized gain was decreased by $2,579,618, accumulated net investment loss was decreased by $677,384 and paid-in capital was increased by $1,902,234 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio, net operating losses and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,026,222
Undistributed long-term capital gains	$11,012,214
Net unrealized appreciation	$28,314,593

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $20,894 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,146 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4    Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $180,919 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to the close of business on September 20, 2017, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $2,340 and $162,831 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on September 20, 2017) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Notes to Financial Statements — continued

and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $780 and $54,277 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on September 20, 2017, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $200 and $400 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,179,324 and $11,494,286, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $2,579,590.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on July 3, 2017. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	270,825	167,034
Issued to shareholders electing to receive payments of distributions in Fund shares	156,057	148,133
Redemptions	(474,358)	(449,404)
Merger from Class B shares	10,601	—
Exchange from Class B shares	5,870	10,010

Net decrease	(31,005)	(124,227)

	Year Ended October 31,
Class B	2017(1)	2016

Sales	626	—
Issued to shareholders electing to receive payments of distributions in Fund shares	1,298	2,268
Redemptions	(2,707)	(7,510)
Merger to Class A shares	(12,569)	—
Exchange to Class A shares	(6,918)	(11,629)

Net decrease	(20,270)	(16,871)

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2017	2016

Sales	67,254	40,864
Issued to shareholders electing to receive payments of distributions in Fund shares	63,610	61,889
Redemptions	(233,116)	(201,858)

Net decrease	(102,252)	(99,105)

	Year Ended October 31,
Class I	2017	2016

Sales	403,606	154,595
Issued to shareholders electing to receive payments of distributions in Fund shares	31,508	36,383
Redemptions	(254,575)	(570,338)

Net increase (decrease)	180,539	(379,360)

(1)	Offering of Class B shares was discontinued during the year ended October 31, 2017 (see Note 1).

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended October 31, 2017, the Fund designates approximately $778,060, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 33.78% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $11,887,968 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Small-Cap Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 95.6%

Security	Shares	Value

Aerospace & Defense — 3.9%
Hexcel Corp.	68,671	$4,167,643
Mercury Systems, Inc.(1)	49,347	2,490,543

		$6,658,186

Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A(1)	27,520	$1,191,616

		$1,191,616

Banks — 11.7%
Ameris Bancorp	35,563	$1,703,468
Bank of the Ozarks, Inc.	35,455	1,652,912
Columbia Banking System, Inc.	56,207	2,445,567
Eagle Bancorp, Inc.(1)	750	49,987
First Hawaiian, Inc.	72,181	2,110,572
South State Corp.	15,995	1,440,350
Sterling Bancorp	125,066	3,132,903
WesBanco, Inc.	55,237	2,231,575
Western Alliance Bancorp(1)	54,230	3,026,034
Wintrust Financial Corp.	27,356	2,223,769

		$20,017,137

Biotechnology — 2.4%
Ligand Pharmaceuticals, Inc.(1)	28,600	$4,157,010

		$4,157,010

Capital Markets — 3.3%
Cboe Global Markets, Inc.	11,169	$1,262,767
Cohen & Steers, Inc.	58,740	2,554,603
Lazard, Ltd., Class A	37,669	1,790,784

		$5,608,154

Chemicals — 2.2%
Balchem Corp.	44,459	$3,747,449

		$3,747,449

Commercial Services & Supplies — 5.0%
Brink’s Co. (The)	31,826	$2,421,959
Deluxe Corp.	37,811	2,633,536
Multi-Color Corp.	42,258	3,494,736

		$8,550,231

Security	Shares	Value

Communications Equipment — 1.2%
NETGEAR, Inc.(1)	43,061	$2,008,796

		$2,008,796

Construction Materials — 1.8%
US Concrete, Inc.(1)	38,360	$2,999,752

		$2,999,752

Diversified Consumer Services — 5.6%
Bright Horizons Family Solutions, Inc.(1)	36,145	$3,119,314
Grand Canyon Education, Inc.(1)	29,714	2,659,700
ServiceMaster Global Holdings, Inc.(1)	82,155	3,870,322

		$9,649,336

Electric Utilities — 0.5%
ALLETE, Inc.	11,484	$899,771

		$899,771

Electrical Equipment — 0.1%
EnerSys	2,773	$192,363

		$192,363

Electronic Equipment, Instruments & Components — 3.3%
Dolby Laboratories, Inc., Class A	66,565	$3,856,776
FLIR Systems, Inc.	29,694	1,390,273
MTS Systems Corp.	6,693	348,371

		$5,595,420

Energy Equipment & Services — 0.4%
Oceaneering International, Inc.	31,493	$636,789

		$636,789

Equity Real Estate Investment Trusts (REITs) — 4.4%
CubeSmart	112,916	$3,073,574
DCT Industrial Trust, Inc.	45,450	2,637,009
Education Realty Trust, Inc.	51,796	1,807,680

		$7,518,263

Food & Staples Retailing — 1.9%
Performance Food Group Co.(1)	112,451	$3,182,363

		$3,182,363

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.3%
Pinnacle Foods, Inc.	42,278	$2,300,769

		$2,300,769

Health Care Equipment & Supplies — 6.3%
ICU Medical, Inc.(1)	13,529	$2,585,392
Integra LifeSciences Holdings Corp.(1)	74,570	3,488,385
West Pharmaceutical Services, Inc.	37,121	3,764,069
Wright Medical Group NV(1)	32,198	843,910

		$10,681,756

Health Care Providers & Services — 2.4%
Amedisys, Inc.(1)	35,195	$1,693,232
Chemed Corp.	6,277	1,402,470
Envision Healthcare Corp.(1)	24,495	1,043,487

		$4,139,189

Health Care Technology — 1.2%
Cotiviti Holdings, Inc.(1)	56,206	$1,976,203

		$1,976,203

Household Products — 0.9%
Central Garden & Pet Co., Class A(1)	40,992	$1,513,015

		$1,513,015

Insurance — 4.8%
First American Financial Corp.	69,615	$3,788,448
Horace Mann Educators Corp.	65,995	2,890,581
RLI Corp.	24,820	1,466,614

		$8,145,643

Internet Software & Services — 0.4%
Okta, Inc.(1)	24,991	$722,740

		$722,740

IT Services — 4.9%
Black Knight, Inc.(1)	53,622	$2,431,758
CSG Systems International, Inc.	63,196	2,675,718
Euronet Worldwide, Inc.(1)	33,559	3,243,142

		$8,350,618

Life Sciences Tools & Services — 1.1%
Cambrex Corp.(1)	20,916	$904,617
Patheon NV(1)(2)	28,610	1,001,350

		$1,905,967

Security	Shares	Value

Machinery — 2.5%
Milacron Holdings Corp.(1)	102,543	$1,840,647
RBC Bearings, Inc.(1)	19,781	2,449,283

		$4,289,930

Marine — 1.2%
Kirby Corp.(1)	30,031	$2,127,696

		$2,127,696

Oil, Gas & Consumable Fuels — 2.3%
Diamondback Energy, Inc.(1)	10,847	$1,162,365
Jagged Peak Energy, Inc.(1)	38,454	534,126
PDC Energy, Inc.(1)	45,296	2,306,925

		$4,003,416

Professional Services — 3.3%
Dun & Bradstreet Corp. (The)	15,793	$1,845,096
WageWorks, Inc.(1)	59,004	3,761,505

		$5,606,601

Road & Rail — 2.0%
Landstar System, Inc.	34,952	$3,451,510

		$3,451,510

Semiconductors & Semiconductor Equipment — 0.6%
Veeco Instruments, Inc.(1)	61,760	$1,114,768

		$1,114,768

Software — 6.8%
ACI Worldwide, Inc.(1)	161,256	$3,883,045
Blackbaud, Inc.	31,600	3,201,080
RealPage, Inc.(1)	103,938	4,500,515

		$11,584,640

Specialty Retail — 1.3%
Burlington Stores, Inc.(1)	12,366	$1,161,044
Lithia Motors, Inc., Class A	9,041	1,023,260

		$2,184,304

Textiles, Apparel & Luxury Goods — 2.0%
Carter’s, Inc.	10,475	$1,013,247
Columbia Sportswear Co.	10,688	666,717
Steven Madden, Ltd.(1)	45,358	1,768,962

		$3,448,926

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance — 1.9%
Essent Group, Ltd.(1)	74,729	$3,184,950

		$3,184,950

Total Common Stocks (identified cost $122,139,231)		$163,345,277

Exchange-Traded Funds — 2.6%

Equity Funds — 2.6%
iShares Russell 2000 ETF	29,765	$4,442,724

Total Exchange-Traded Funds (identified cost $4,104,222)		$4,442,724

Short-Term Investments — 2.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(3)	3,739,302	$3,739,676

Total Short-Term Investments (identified cost $3,739,676)		$3,739,676

Total Investments — 100.4% (identified cost $129,983,129)		$171,527,677

Other Assets, Less Liabilities — (0.4)%		$(757,621)

Net Assets — 100.0%		$170,770,056

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $126,243,453)	$167,788,001
Affiliated investment, at value (identified cost, $3,739,676)	3,739,676
Dividends receivable	50,878
Dividends receivable from affiliated investment	1,420
Receivable for investments sold	113,060
Total assets	$171,693,035

Liabilities
Payable for investments purchased	$775,747
Payable to affiliates:
Investment adviser fee	90,408
Trustees’ fees	793
Accrued expenses	56,031
Total liabilities	$922,979
Net Assets applicable to investors’ interest in Portfolio	$170,770,056

Sources of Net Assets
Investors’ capital	$129,225,508
Net unrealized appreciation	41,544,548
Total	$170,770,056

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends	$1,600,421
Dividends from affiliated investment	19,228
Total investment income	$1,619,649

Expenses
Investment adviser fee	$1,018,081
Trustees’ fees and expenses	9,890
Custodian fee	58,656
Legal and accounting services	40,835
Miscellaneous	6,732
Total expenses	$1,134,194

Net investment income	$485,455

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$21,687,376 (1)
Investment transactions — affiliated investment	(493)
Net realized gain	$21,686,883
Change in unrealized appreciation (depreciation) —
Investments	$12,708,270
Investments — affiliated investment	(419)
Net change in unrealized appreciation (depreciation)	$12,707,851

Net realized and unrealized gain	$34,394,734

Net increase in net assets from operations	$34,880,189

(1)	Includes $865,729 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$485,455	$397,775
Net realized gain	21,686,883 (1)	9,585,000
Net change in unrealized appreciation (depreciation)	12,707,851	(5,734,782)
Net increase in net assets from operations	$34,880,189	$4,247,993
Capital transactions —
Contributions	$6,322,045	$4,389,164
Withdrawals	(17,178,507)	(27,102,002)
Net decrease in net assets from capital transactions	$(10,856,462)	$(22,712,838)

Net increase (decrease) in net assets	$24,023,727	$(18,464,845)

Net Assets
At beginning of year	$146,746,329	$165,211,174
At end of year	$170,770,056	$146,746,329

(1)	Includes $865,729 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.70%	0.70%	0.70%	0.69%	0.72%
Net investment income	0.30%	0.27%	0.28%	0.17%	0.55%
Portfolio Turnover	70%	66%	73%	58%	39%

Total Return	24.56%	3.43%	2.35%	7.87%	32.92%

Net assets, end of year (000’s omitted)	$170,770	$146,746	$165,211	$153,201	$148,616

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 69.2% and 30.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

26

Tax-Managed Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $1,018,081 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $112,478,538 and $116,546,940, respectively, for the year ended October 31, 2017. In-kind sales for the year ended October 31, 2017 aggregated $2,579,590.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$129,956,815

Gross unrealized appreciation	$43,465,579
Gross unrealized depreciation	(1,894,717)

Net unrealized appreciation	$41,570,862

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Consumer Discretionary	$15,282,566	$—	$—	$15,282,566
Consumer Staples	6,996,147	—	—	6,996,147
Energy	4,640,205	—	—	4,640,205
Financials	36,955,884	—	—	36,955,884
Health Care	21,858,775	—	1,001,350	22,860,125
Industrials	32,068,133	—	—	32,068,133
Information Technology	29,376,982	—	—	29,376,982
Materials	6,747,201	—	—	6,747,201
Real Estate	7,518,263	—	—	7,518,263
Utilities	899,771	—	—	899,771

Total Common Stocks	$162,343,927	$—	$1,001,350	$163,345,277
Exchange-Traded Funds	$4,442,724	$—	$—	$4,442,724
Short-Term Investments	—	3,739,676	—	3,739,676

Total Investments	$166,786,651	$3,739,676	$1,001,350	$171,527,677

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Small-Cap Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.17

Eaton Vance

Tax-Managed Global Small-Cap Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Global Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 30

Federal Tax Information	17

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017, following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Tax-Managed Global Small-Cap Fund (the Fund) had a total return of 25.65% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned 26.15% for the same period.

The Fund underperformed the Index due to sector and industry allocation. Stock selection contributed to Fund performance versus the Index. The Fund delivered positive returns in all

11 economic sectors in the Index, while the Index itself had a positive result in 10 sectors.

The information technology sector was the biggest detractor from relative Fund performance versus the Index due largely to stock selection. Within the sector, the semiconductors & semiconductor equipment industry was a notable laggard during the period. One of the Fund’s worst-performing individual stocks was Veeco Instruments, Inc., a supplier of semiconductor equipment to the LED lighting market. The company’s sales and earnings disappointed amid increased competition from China. Veeco Instruments was sold during the period.

The industrials sector also lagged relative to the Index during the 12-month period ended October 31, 2017, constrained by weakness in the construction & engineering industry. Penta-Ocean Construction Co., Ltd., a Japanese marine engineering and construction company, was among the Fund’s weakest individual stocks after failing to meet investor expectations for profit growth. In the materials sector, stock selection and an underweight position hampered relative Fund performance versus the Index. Within the sector, stocks of precious metal companies underperformed during the period.

Overall, the Fund’s weakest individual stock was XXL ASA, a Scandinavian sporting goods retail chain based in Norway. The company’s sales suffered in the unseasonable warm winter of 2016-17. XXL ASA was sold during the period.

On the positive side, the consumer discretionary sector contributed to Fund performance relative to the Index due to stock selection. In the diversified consumer services industry, Grand Canyon Education, Inc., a for-profit college, was among the Fund’s top-performing stocks in the period. Higher enrollment, improved financial results and expectations of a more favorable regulatory environment under the Trump administration all helped push the stock higher. A Chinese private education company, TAL Education Group, ADR also delivered positive results amid increasing demand for its tutoring services in China.

Stock selection and an overweight in the financials sector also aided Fund performance relative to the Index. Within the sector, the capital markets and insurance industries recorded solid results during the period. In the consumer staples sector, strong performance in the personal products industry helped the sector contribute to relative Fund performance versus the Index.

The Fund’s top-performing individual stock overall was ams AG, a semiconductor company focused on optical sensor solutions that supplies face-recognition components for Apple’s new iPhone X.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Performance2,3

Portfolio Managers Aidan M. Farrell, of Eaton Vance Advisers International Ltd.; Michael D. McLean, CFA, and J. Griffith Noble, CFA, each of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	25.65%	11.94%	7.25%
Class A with 5.75% Maximum Sales Charge	—	—	18.43	10.63	6.61
Class C at NAV	03/04/2002	03/04/2002	24.80	11.12	6.45
Class C with 1% Maximum Sales Charge	—	—	23.80	11.12	6.45
Class I at NAV	10/01/2009	03/04/2002	26.02	12.24	7.47
MSCI World Small Cap Index	—	—	26.15%	13.29%	6.26%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	18.43%	7.69%	4.91%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	10.43	8.03	5.12
Class C After Taxes on Distributions	03/04/2002	03/04/2002	23.80	7.73	4.52
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	13.47	8.42	4.98
Class I After Taxes on Distributions	10/01/2009	03/04/2002	26.02	9.30	5.77
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.73	9.35	5.84

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.18%	2.93%	1.93%
Net			1.40	2.15	1.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$18,688	N.A.
Class I	$250,000	10/31/2007	$514,018	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

First Republic Bank	1.6%

Frutarom Industries, Ltd.	1.6

UDG Healthcare PLC	1.5

Hexcel Corp.	1.3

Multi-Color Corp.	1.2

IMCD Group NV	1.1

Melrose Industries PLC	1.1

ACI Worldwide, Inc.	1.1

CAE, Inc.	1.1

LKQ Corp.	1.1

Total	12.7%

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities.

Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective August 7, 2015, the Fund changed its name, investment objective and investment strategy to invest globally and no longer employs a value investment strategy. Performance prior to August 7, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 16, 2017, Michael D. McLean and J. Griffith Noble joined Aidan M. Farrell as portfolio managers of the Fund.

5

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,092.80	$7.39	**	1.40%
Class C	$1,000.00	$1,089.40	$11.32	**	2.15%
Class I	$1,000.00	$1,095.30	$6.07	**	1.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class C	$1,000.00	$1,014.40	$10.92	**	2.15%
Class I	$1,000.00	$1,019.40	$5.85	**	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Tax-Managed Global Small-Cap Portfolio, at value (identified cost, $19,703,074)	$24,071,165
Receivable for Fund shares sold	120,049
Receivable from affiliate	11,097
Total assets	$24,202,311

Liabilities
Payable for Fund shares redeemed	$120,879
Payable to affiliates:
Administration fee	3,065
Distribution and service fees	7,175
Trustees’ fees	43
Accrued expenses	32,344
Total liabilities	$163,506
Net Assets	$24,038,805

Sources of Net Assets
Paid-in capital	$19,072,875
Accumulated net realized gain from Portfolio	478,892
Accumulated undistributed net investment income	118,947
Net unrealized appreciation from Portfolio	4,368,091
Total	$24,038,805

Class A Shares
Net Assets	$13,814,870
Shares Outstanding	986,046
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.01
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.86

Class C Shares
Net Assets	$4,965,193
Shares Outstanding	452,765
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.97

Class I Shares
Net Assets	$5,258,742
Shares Outstanding	363,280
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $28,540)	$325,192
Expenses allocated from Portfolio	(262,962)
Total investment income from Portfolio	$62,230

Expenses
Administration fee	$34,265
Distribution and service fees
Class A	34,048
Class C	48,903
Trustees’ fees and expenses	500
Custodian fee	11,044
Transfer and dividend disbursing agent fees	27,528
Legal and accounting services	25,552
Printing and postage	14,838
Registration fees	53,935
Miscellaneous	11,317
Total expenses	$261,930
Deduct —
Allocation of expenses to affiliate	$178,666
Total expense reductions	$178,666

Net expenses	$83,264

Net investment loss	$(21,034)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,628,160
Foreign currency transactions	96
Net realized gain	$1,628,256
Change in unrealized appreciation (depreciation) —
Investments	$3,566,132
Foreign currency	335
Net change in unrealized appreciation (depreciation)	$3,566,467

Net realized and unrealized gain	$5,194,723

Net increase in net assets from operations	$5,173,689

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income (loss)	$(21,034)	$184,527
Net realized gain (loss)	1,628,256	(1,085,010)
Net change in unrealized appreciation (depreciation)	3,566,467	555,032
Net increase (decrease) in net assets from operations	$5,173,689	$(345,451)
Distributions to shareholders —
From net realized gain
Class A	$—	$(7,071,284)
Class C	—	(2,944,043)
Class I	—	(1,015,562)
Total distributions to shareholders	$—	$(11,030,889)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,567,421	$1,981,392
Class C	371,743	836,308
Class I	2,549,160	2,409,027
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	6,444,824
Class C	—	2,306,787
Class I	—	784,227
Cost of shares redeemed
Class A	(4,728,513)	(10,928,821)
Class C	(1,202,582)	(3,797,792)
Class I	(1,393,664)	(2,584,527)
Net decrease in net assets from Fund share transactions	$(2,836,435)	$(2,548,575)

Net increase (decrease) in net assets	$2,337,254	$(13,924,915)

Net Assets
At beginning of year	$21,701,551	$35,626,466
At end of year	$24,038,805	$21,701,551

Accumulated undistributed net investment income included in net assets
At end of year	$118,947	$—

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$11.150	$16.530	$18.810	$19.150	$15.320

Income (Loss) From Operations
Net investment income (loss)(1)	$0.002	$0.102	$(0.047)	$(0.087)	$(0.007)
Net realized and unrealized gain (loss)	2.858	(0.164)	(0.770)	1.843	4.881

Total income (loss) from operations	$2.860	$(0.062)	$(0.817)	$1.756	$4.874

Less Distributions
From net realized gain	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Total distributions	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Net asset value — End of year	$14.010	$11.150	$16.530	$18.810	$19.150

Total Return(2)(3)	25.65%	(0.46)%	(4.62)%	10.13%	33.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,815	$13,847	$23,632	$28,317	$31,504
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.40%	1.41%	1.45%	1.45%	1.45%
Net investment income (loss)	0.02%	0.92%	(0.27)%	(0.47)%	(0.04)%
Portfolio Turnover of the Portfolio	59%	92%	124%	48%	72%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.80%, 0.77%, 0.31%, 0.24% and 0.54% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.790	$14.230	$16.520	$17.180	$13.940

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.072)	$0.014	$(0.153)	$(0.198)	$(0.119)
Net realized and unrealized gain (loss)	2.252	(0.136)	(0.674)	1.634	4.403

Total income (loss) from operations	$2.180	$(0.122)	$(0.827)	$1.436	$4.284

Less Distributions
From net realized gain	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Total distributions	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Net asset value — End of year	$10.970	$8.790	$14.230	$16.520	$17.180

Total Return(2)(3)	24.80%	(1.24)%	(5.38)%	9.35%	32.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,965	$4,717	$8,442	$10,076	$9,644
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	2.15%	2.16%	2.20%	2.20%	2.20%
Net investment income (loss)	(0.72)%	0.16%	(1.02)%	(1.22)%	(0.79)%
Portfolio Turnover of the Portfolio	59%	92%	124%	48%	72%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.80%, 0.77%, 0.31%, 0.24% and 0.54% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$11.490	$16.840	$19.100	$19.360	$15.440

Income (Loss) From Operations
Net investment income (loss)(1)	$0.036	$0.108	$(0.005)	$(0.048)	$0.093
Net realized and unrealized gain (loss)	2.954	(0.140)	(0.792)	1.884	4.871

Total income (loss) from operations	$2.990	$(0.032)	$(0.797)	$1.836	$4.964

Less Distributions
From net realized gain	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Total distributions	$—	$(5.318)	$(1.463)	$(2.096)	$(1.044)

Net asset value — End of year	$14.480	$11.490	$16.840	$19.100	$19.360

Total Return(2)(3)	26.02%	(0.19)%	(4.43)%	10.47%	34.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,259	$3,138	$3,552	$4,968	$2,487
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.15%	1.16%	1.20%	1.20%	1.20%
Net investment income (loss)	0.27%	0.94%	(0.03)%	(0.26)%	0.57%
Portfolio Turnover of the Portfolio	59%	92%	124%	48%	72%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.80%, 0.77%, 0.31%, 0.24%, and 0.54% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Global Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Long-term capital gains	$—	$11,030,889

During the year ended October 31, 2017, accumulated net realized gain was decreased by $198,811, accumulated undistributed net investment income was increased by $139,981 and paid-in capital was increased by $58,830 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$118,947
Undistributed long-term capital gains	$526,594
Net unrealized appreciation	$4,320,389

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $34,265. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM was allocated $178,666 of the Fund’s operating expenses for the year ended October 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $3,796 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,174 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $34,048 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $36,677 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of

14

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Notes to Financial Statements — continued

shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $12,226 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $4,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,748,715 and $4,819,993, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	125,704	182,545
Issued to shareholders electing to receive payments of distributions in Fund shares	—	576,460
Redemptions	(381,968)	(946,196)

Net decrease	(256,264)	(187,191)

	Year Ended October 31,
Class C	2017	2016

Sales	36,963	95,217
Issued to shareholders electing to receive payments of distributions in Fund shares	—	259,773
Redemptions	(120,843)	(411,486)

Net decrease	(83,880)	(56,496)

	Year Ended October 31,
Class I	2017	2016

Sales	196,328	212,341
Issued to shareholders electing to receive payments of distributions in Fund shares	—	68,253
Redemptions	(106,167)	(218,349)

Net increase	90,161	62,245

15

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Small-Cap Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

16

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $569,500 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 98.0%

Security	Shares	Value

Australia — 2.6%
Amaysim Australia, Ltd.	69,468	$101,895
BWX, Ltd.	24,173	134,264
Challenger, Ltd.	12,989	132,496
New South Resources, Ltd.(1)	82,798	93,556
OZ Minerals, Ltd.	7,250	44,769
Regis Resources, Ltd.	21,435	63,676
Super Retail Group, Ltd.	11,018	65,594

		$636,250

Austria — 0.5%
ams AG	1,301	$118,699

		$118,699

Belgium — 1.5%
Kinepolis Group NV	1,655	$111,830
Montea SCA	1,847	92,890
X-Fab Silicon Foundries SE(1)(2)	14,493	148,681

		$353,401

Bermuda — 0.6%
Essent Group, Ltd.(1)	3,273	$139,495

		$139,495

Canada — 4.4%
CAE, Inc.	14,699	$260,460
CES Energy Solutions Corp.	34,970	188,390
Detour Gold Corp.(1)	4,907	52,299
Laurentian Bank of Canada	2,517	117,061
North West Co., Inc. (The)	3,844	93,798
Pan American Silver Corp.	2,431	39,722
Pure Industrial Real Estate Trust	19,522	100,780
Seven Generations Energy, Ltd., Class A(1)	11,108	167,727
Torex Gold Resources, Inc.(1)	2,085	28,751

		$1,048,988

China — 0.9%
TAL Education Group ADR	7,510	$206,525

		$206,525

Finland — 1.0%
Amer Sports Oyj	4,078	$101,463
Technopolis Oyj	29,791	134,246

		$235,709

Security	Shares	Value

France — 1.6%
Criteo SA ADR(1)	3,333	$139,220
Ipsen SA	904	109,300
Rubis SCA	2,162	135,671

		$384,191

Germany — 2.4%
Axel Springer SE	1,960	$131,967
Brenntag AG	4,281	242,885
Carl Zeiss Meditec AG	2,557	136,348
Salzgitter AG	1,228	59,414

		$570,614

Hong Kong — 0.6%
Hysan Development Co., Ltd.	27,619	$133,444

		$133,444

Ireland — 1.8%
Glenveagh Properties PLC(1)(2)	72,558	$95,084
UDG Healthcare PLC	28,435	349,142

		$444,226

Israel — 1.6%
Frutarom Industries, Ltd.	4,594	$378,331

		$378,331

Italy — 2.7%
Amplifon SpA	12,668	$192,431
Banca Generali SpA	6,104	200,828
MARR SpA	3,935	100,488
Moncler SpA	5,213	147,990

		$641,737

Japan — 12.3%
77 Bank, Ltd. (The)	4,580	$116,397
Ariake Japan Co., Ltd.	2,200	168,157
Asahi Co., Ltd.	8,100	98,464
Daifuku Co., Ltd.	3,000	146,275
Eiken Chemical Co., Ltd.	3,000	118,057
FP Corp.	2,300	120,867
H.I.S. Co., Ltd.	3,700	123,895
Heiwa Real Estate REIT, Inc.	117	94,330
Japan Hotel REIT Investment Corp.	131	86,734
LaSalle Logiport REIT	93	87,501
Nomura Co., Ltd.	7,300	152,345

18	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Okamura Corp.	13,000	$145,839
Penta-Ocean Construction Co., Ltd.	18,200	120,403
Relia, Inc.	17,800	209,402
Sakata INX Corp.	8,700	167,781
Sakata Seed Corp.	4,200	126,995
Sumco Corp.	7,900	174,010
Toho Co., Ltd.	4,800	159,030
Tokyo Century Corp.	5,000	218,097
Yamaha Corp.	5,300	208,246
Yokohama Reito Co., Ltd.	13,154	125,105

		$2,967,930

Luxembourg — 0.1%
APERAM SA	457	$24,574

		$24,574

Netherlands — 1.4%
IMCD Group NV	4,306	$270,822
Wright Medical Group NV(1)	2,832	74,227

		$345,049

Spain — 0.4%
Hispania Activos Inmobiliarios SOCIMI SA	5,476	$94,489

		$94,489

Sweden — 2.2%
Boliden AB	1,880	$65,784
Indutrade AB	8,914	247,188
Trelleborg AB, Class B	9,217	228,247

		$541,219

Switzerland — 1.0%
Temenos Group AG	1,176	$135,794
VZ Holding AG	339	117,126

		$252,920

United Kingdom — 5.6%
Cairn Energy PLC(1)	28,301	$79,474
Grainger PLC	34,391	127,189
Halma PLC	12,025	188,683
Hastings Group Holdings PLC(2)	34,876	145,886
Hiscox, Ltd.	7,262	137,708
Inchcape PLC	11,669	121,123
Melrose Industries PLC	90,778	265,149

Security	Shares	Value

United Kingdom (continued)
St. James’s Place PLC	8,386	$131,072
WH Smith PLC	5,781	157,172

		$1,353,456

United States — 52.8%
Acadia Realty Trust	4,379	$123,269
ACI Worldwide, Inc.(1)	10,938	263,387
ALLETE, Inc.	816	63,934
Alliant Energy Corp.	2,456	106,247
Amedisys, Inc.(1)	2,583	124,268
Ameris Bancorp	1,474	70,605
AMETEK, Inc.	2,753	185,800
Avnet, Inc.	3,128	124,494
Balchem Corp.	2,185	184,174
Bank of the Ozarks, Inc.	1,253	58,415
BankUnited, Inc.	2,168	75,555
Black Knight, Inc.(1)	2,381	107,978
Blackbaud, Inc.	2,474	250,616
Bright Horizons Family Solutions, Inc.(1)	2,764	238,533
Brink’s Co. (The)	2,666	202,883
Burlington Stores, Inc.(1)	2,022	189,846
Cambrex Corp.(1)	882	38,147
Carter’s, Inc.	863	83,478
Cboe Global Markets, Inc.	888	100,397
Central Garden & Pet Co., Class A(1)	3,950	145,795
Chemed Corp.	538	120,205
CMS Energy Corp.	2,305	111,493
Cohen & Steers, Inc.	2,976	129,426
Columbia Banking System, Inc.	3,997	173,909
Columbia Sportswear Co.	798	49,779
Cotiviti Holdings, Inc.(1)	5,965	209,729
CSG Systems International, Inc.	1,161	49,157
CubeSmart	7,337	199,713
DCT Industrial Trust, Inc.	2,554	148,183
Deluxe Corp.	2,588	180,254
Diamondback Energy, Inc.(1)	2,068	221,607
Dolby Laboratories, Inc., Class A	4,375	253,488
Douglas Emmett, Inc.	2,770	110,218
Dun & Bradstreet Corp. (The)	1,594	186,227
EastGroup Properties, Inc.	1,722	155,996
Education Realty Trust, Inc.	3,780	131,922
EnerSys	44	3,052
Envision Healthcare Corp.(1)	1,332	56,743
Essex Property Trust, Inc.	787	206,532
Euronet Worldwide, Inc.(1)	1,087	105,048
First American Financial Corp.	3,300	179,586

19	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
First Hawaiian, Inc.	3,433	$100,381
First Republic Bank	3,995	389,113
FLIR Systems, Inc.	2,143	100,335
Grand Canyon Education, Inc.(1)	1,590	142,321
Hexcel Corp.	5,303	321,839
Horace Mann Educators Corp.	2,363	103,499
Hub Group, Inc., Class A(1)	1,531	66,292
ICU Medical, Inc.(1)	514	98,225
Integra LifeSciences Holdings Corp.(1)	3,575	167,239
Jagged Peak Energy, Inc.(1)	3,657	50,796
Jazz Pharmaceuticals PLC(1)	794	112,375
Kansas City Southern	769	80,145
Kirby Corp.(1)	1,734	122,854
Landstar System, Inc.	1,666	164,518
Lazard, Ltd., Class A	2,131	101,308
Ligand Pharmaceuticals, Inc.(1)	832	120,931
Lithia Motors, Inc., Class A	1,277	144,531
LKQ Corp.(1)	6,900	260,061
Lululemon Athletica, Inc.(1)	1,617	99,462
Mercury Systems, Inc.(1)	1,684	84,991
Milacron Holdings Corp.(1)	8,397	150,726
Monro, Inc.	32	1,579
MTS Systems Corp.	490	25,505
Multi-Color Corp.	3,611	298,630
National Retail Properties, Inc.	1,201	48,256
NETGEAR, Inc.(1)	4,088	190,705
Oceaneering International, Inc.	3,582	72,428
Okta, Inc.(1)	2,941	85,054
PDC Energy, Inc.(1)	3,383	172,296
PDF Solutions, Inc.(1)	6,780	99,327
Performance Food Group Co.(1)	8,192	231,834
Pinnacle Foods, Inc.	4,679	254,631
Pinnacle West Capital Corp.	1,229	107,796
PS Business Parks, Inc.	1,697	224,564
RBC Bearings, Inc.(1)	521	64,510
RealPage, Inc.(1)	5,694	246,550
RLI Corp.	2,848	168,288
ServiceMaster Global Holdings, Inc.(1)	4,476	210,864
Sterling Bancorp	9,033	226,277
Steven Madden, Ltd.(1)	4,276	166,764
Teleflex, Inc.	699	165,649
US Concrete, Inc.(1)	3,324	259,937
WageWorks, Inc.(1)	4,059	258,761
WesBanco, Inc.	4,018	162,327

Security	Shares	Value

United States (continued)
West Pharmaceutical Services, Inc.	1,667	$169,034
Wintrust Financial Corp.	1,263	102,669

		$12,716,265

Total Common Stocks (identified cost $19,224,173)		$23,587,512

Rights(1) — 0.0%(3)

Security	Shares	Value
BWX, Ltd., Exp. 11/7/17	4,241	$4,317

Total Rights (identified cost $0)		$4,317

Short-Term Investments — 1.4%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(4)	332,470	$332,503

Total Short-Term Investments (identified cost $332,503)		$332,503

Total Investments — 99.4% (identified cost $19,556,676)		$23,924,332

Other Assets, Less Liabilities — 0.6%		$147,082

Net Assets — 100.0%		$24,071,414

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $389,651 or 1.6% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

20	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Portfolio of Investments — continued

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Industrials	19.4%	$4,660,497
Financials	14.9	3,597,921
Consumer Discretionary	13.8	3,315,601
Information Technology	11.7	2,806,731
Real Estate	9.9	2,393,812
Health Care	9.8	2,362,050
Materials	6.2	1,490,079
Consumer Staples	5.7	1,385,384
Energy	4.0	952,718
Utilities	2.2	525,141
Telecommunication Services	0.4	101,895
Short-Term Investments	1.4	332,503

Total Investments	99.4%	$23,924,332

Abbreviations:

ADR	–	American Depositary Receipt

21	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $19,224,173)	$23,591,829
Affiliated investment, at value (identified cost, $332,503)	332,503
Dividends receivable	24,544
Dividends receivable from affiliated investment	425
Receivable for investments sold	357,674
Receivable from affiliate	229
Total assets	$24,307,204

Liabilities
Payable for investments purchased	$173,563
Due to custodian — foreign currency, at value (identified cost, $7)	6
Payable to affiliates:
Investment adviser fee	15,351
Trustees’ fees	149
Accrued expenses	46,721
Total liabilities	$235,790
Net Assets applicable to investors’ interest in Portfolio	$24,071,414

Sources of Net Assets
Investors’ capital	$19,703,951
Net unrealized appreciation	4,367,463
Total	$24,071,414

22	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $28,540)	$323,150
Dividends from affiliated investment	2,046
Total investment income	$325,196

Expenses
Investment adviser fee	$171,584
Trustees’ fees and expenses	1,787
Custodian fee	52,474
Legal and accounting services	36,229
Miscellaneous	6,086
Total expenses	$268,160
Deduct —
Allocation of expenses to affiliates	$5,196
Total expense reductions	$5,196

Net expenses	$262,964

Net investment income	$62,232

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,628,202
Investment transactions — affiliated investment	(27)
Foreign currency transactions	97
Net realized gain	$1,628,272
Change in unrealized appreciation (depreciation) —
Investments	$3,566,173
Investments — affiliated investment	(5)
Foreign currency	335
Net change in unrealized appreciation (depreciation)	$3,566,503

Net realized and unrealized gain	$5,194,775

Net increase in net assets from operations	$5,257,007

23	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$62,232	$287,170
Net realized gain (loss)	1,628,272	(1,062,362)
Net change in unrealized appreciation (depreciation)	3,566,503	532,374
Net increase (decrease) in net assets from operations	$5,257,007	$(242,818)
Capital transactions —
Contributions	$1,748,715	$1,466,405
Withdrawals	(4,819,993)	(15,007,583)
Net decrease in net assets from capital transactions	$(3,071,278)	$(13,541,178)

Net increase (decrease) in net assets	$2,185,729	$(13,783,996)

Net Assets
At beginning of year	$21,885,685	$35,669,681
At end of year	$24,071,414	$21,885,685

24	See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017		2016		2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.15	%(2)	1.13	%(2)	0.89%	0.93%	1.13%
Net investment income	0.27%		1.16%		0.27%	0.05%	0.32%
Portfolio Turnover	59%		92%		124%	48%	72%

Total Return	25.96	%(2)	(0.18	)%(2)	(4.08)%	10.71%	34.26%

Net assets, end of year (000’s omitted)	$24,071		$21,886		$35,670	$82,327	$80,045

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.02% and 0.06% of average daily net assets for the years ended October 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

25	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Global Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Tax-Managed Global Small-Cap Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $171,584, or 0.75% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $5,196 of the Portfolio’s operating expenses for the year ended October 31, 2017. Pursuant to a sub-advisory agreement effective November 16, 2015, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Portfolio from EVMI. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $13,350,934 and $16,602,750, respectively, for the year ended October 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$19,830,461

Gross unrealized appreciation	$4,486,692
Gross unrealized depreciation	(392,821)

Net unrealized appreciation	$4,093,871

27

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$206,525	$3,737,624		$—	$3,944,149
Developed Europe	308,531	5,051,753		—	5,360,284
Developed Middle East	—	378,331		—	378,331
North America	13,904,748	—		—	13,904,748

Total Common Stocks	$14,419,804	$9,167,708	*	$—	$23,587,512

Rights	$—	$4,317		$—	$4,317
Short-Term Investments	—	332,503		—	332,503

Total Investments	$14,419,804	$9,504,528		$—	$23,924,332

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Notes to Financial Statements — continued

8  Subsequent Event

On December 13, 2017, the Portfolio’s Trustees approved the termination of the Portfolio. The Portfolio expects to make a pro rata distribution of net assets to each interestholder on or about January 12, 2018.

29

Tax-Managed Global Small-Cap Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Global Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Global Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Global Small-Cap Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, on December 13, 2017, the Portfolio’s Trustees approved the termination of the Portfolio. The Portfolio expects to make a pro rata distribution of net assets to each interestholder on or about January 12, 2018.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

30

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Global Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

32

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Global Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Global Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.17

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, powered by an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year.

U.S. stocks slipped in March 2017, as the failure of President Trump’s health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March 2017 and again in June 2017. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.

U.S. equities briefly pulled back in August 2017 amid the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, propelled by strong corporate earnings and strengthening economic indicators. Major U.S. indexes reached multiple record highs during the final two months of the period. In terms of economic sectors, information technology and financials led the market advance during the period.

For the 12-month period ended October 31, 2017, all major stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average2 advanced 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 23.63%. The technology-laden NASDAQ Composite Index delivered a 31.13% gain. Small-cap U.S. stocks as measured by the Russell 2000® Index generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of 20.37% for Class A shares at net asset value (NAV). By comparison,

the Fund’s benchmark, the Russell 1000® Value Index (the Index), returned 17.78% for the period.

The Fund outperformed the Index largely due to stock selection. Sector and industry allocation also contributed to relative Fund performance versus the Index during the 12-month period ended October 31, 2017. Of the 11 economic sectors in the Index, 10 had positive returns, a performance matched by the Fund.

The health care sector was the Fund’s top performer during the period, largely due to stock selection and a beneficial overweight position in the sector. Within the sector, the health care providers & services industry delivered notable gains, largely due to stock selection. Health insurer UnitedHealth Group, Inc. was among the Fund’s top-performing individual stocks thanks to solid financial results, market-share gains and successful cost-control efforts.

Stock selection and an overweight position in the information technology sector also aided relative Fund performance versus the Index during the 12-month period ended October 31, 2017. Computer and smart-phone leader Apple, Inc. was the Fund’s leading individual stock attributable to strong revenue growth and high profit margins driven by the strength of its iPhone franchise. Semiconductor giant Intel Corp. was also among the Fund’s individual stock leaders. The company’s diversification7 efforts produced gains in the auto, industrials and next generation computing markets. In the energy sector, stock selection and an overweight position contributed to Fund results relative to the Index during the period.

Conversely, the real estate sector was the Fund’s weakest performer versus the Index due to stock selection, which outweighed a beneficial underweight position in the weak sector. High-end shopping center owner Simon Property Group, Inc. was the Fund’s worst performing individual stock. The real estate investment trust lagged amid retail-industry weakness due to growing online competition and store closings.

The utilities sector also detracted from Fund performance relative to the Index as a result of stock selection and an overweight position in the lagging sector. Two industries in particular, electric utilities and multi-utilities, were a drag on relative Fund results during the 12-month period ended October 31, 2017. Electric utility PG&E Corp. was among the Fund’s lagging individual stocks, as it suffered from potential exposure to the Northern California wildfires. The security was sold during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and Aaron S. Dunn, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	20.37%	11.86%	4.65%
Class A with 5.75% Maximum Sales Charge	—	—	13.47	10.54	4.03
Class C at NAV	01/24/2000	01/24/2000	19.48	11.05	3.86
Class C with 1% Maximum Sales Charge	—	—	18.48	11.05	3.86
Class I at NAV	11/30/2007	12/27/1999	20.68	12.15	4.91
Russell 1000® Value Index	—	—	17.78%	13.47%	5.99%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	13.17%	9.32%	3.36%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	7.82	8.20	3.09
Class C After Taxes on Distributions	01/24/2000	01/24/2000	18.36	9.94	3.32
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	10.54	8.65	2.98
Class I After Taxes on Distributions	11/30/2007	12/27/1999	20.30	10.84	4.18
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	11.97	9.51	3.81

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.21%	1.96%	0.96%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2007	$14,613	N.A.
Class I	$250,000	10/31/2007	$403,714	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	5.3%

Verizon Communications, Inc.	3.4

NextEra Energy, Inc.	3.3

Johnson & Johnson	3.2

Wells Fargo & Co.	3.0

PNC Financial Services Group, Inc. (The)	3.0

Chevron Corp.	3.0

Exxon Mobil Corp.	2.9

Thermo Fisher Scientific, Inc.	2.8

Intel Corp.	2.7

Total	32.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective December 8, 2017, the Fund is managed by Edward J. Perkin, CFA and Aaron S. Dunn, CFA.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,081.40	$6.19	1.18%
Class C	$1,000.00	$1,077.70	$10.16	1.94%
Class I	$1,000.00	$1,083.00	$4.88	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Tax-Managed Value Portfolio, at value (identified cost, $293,858,388)	$582,714,808
Receivable for Fund shares sold	1,146,534
Total assets	$583,861,342

Liabilities
Payable for Fund shares redeemed	$2,803,667
Payable to affiliates:
Administration fee	73,692
Distribution and service fees	171,946
Trustees’ fees	43
Accrued expenses	113,774
Total liabilities	$3,163,122
Net Assets	$580,698,220

Sources of Net Assets
Paid-in capital	$313,725,833
Accumulated net realized loss from Portfolio	(26,088,414)
Accumulated undistributed net investment income	4,204,381
Net unrealized appreciation from Portfolio	288,856,420
Total	$580,698,220

Class A Shares
Net Assets	$308,853,544
Shares Outstanding	12,234,265
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.24
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$26.78

Class C Shares
Net Assets	$125,812,714
Shares Outstanding	5,212,476
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.14

Class I Shares
Net Assets	$146,031,962
Shares Outstanding	5,802,479
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $38,970)	$13,623,148
Securities lending income allocated from Portfolio, net	57,218
Expenses allocated from Portfolio	(3,860,944)
Total investment income from Portfolio	$9,819,422

Expenses
Administration fee	$843,369
Distribution and service fees
Class A	748,019
Class C	1,330,588
Trustees’ fees and expenses	500
Custodian fee	37,951
Transfer and dividend disbursing agent fees	285,597
Legal and accounting services	37,663
Printing and postage	40,391
Registration fees	56,798
ReFlow liquidity program fees	93,065
Miscellaneous	13,905
Total expenses	$3,487,846

Net investment income	$6,331,576

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$27,180,278 (1)
Foreign currency transactions	28,815
Net realized gain	$27,209,093
Change in unrealized appreciation (depreciation) —
Investments	$69,371,820
Foreign currency	(24,192)
Net change in unrealized appreciation (depreciation)	$69,347,628

Net realized and unrealized gain	$96,556,721

Net increase in net assets from operations	$102,888,297

(1)	Includes $23,413,060 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$6,331,576	$6,897,644
Net realized gain	27,209,093 (1)	21,893,560 (2)
Net change in unrealized appreciation (depreciation)	69,347,628	(30,805,421)
Net increase (decrease) in net assets from operations	$102,888,297	$(2,014,217)
Distributions to shareholders —
From net investment income
Class A	$(3,368,571)	$(4,131,834)
Class C	(597,350)	(793,535)
Class I	(1,538,680)	(1,512,682)
From net realized gain
Class A	—	(22,372,932)
Class C	—	(10,438,770)
Class I	—	(6,755,540)
Total distributions to shareholders	$(5,504,601)	$(46,005,293)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$25,901,778	$10,341,757
Class C	4,481,149	4,852,871
Class I	87,112,769	85,516,036
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,008,192	23,843,616
Class C	498,732	9,307,755
Class I	1,263,792	6,498,395
Cost of shares redeemed
Class A	(63,156,315)	(54,031,630)
Class C	(34,450,332)	(19,991,295)
Class I	(71,653,822)	(77,427,410)
Net decrease in net assets from Fund share transactions	$(46,994,057)	$(11,089,905)

Net increase (decrease) in net assets	$50,389,639	$(59,109,415)

Net Assets
At beginning of year	$530,308,581	$589,417,996
At end of year	$580,698,220	$530,308,581

Accumulated undistributed net investment income included in net assets
At end of year	$4,204,381	$3,955,555

(1)	Includes $23,413,060 of net realized gains from redemptions in-kind.

(2)	Includes $28,939,197 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$21.200	$23.090	$24.960	$22.470	$18.460

Income (Loss) From Operations
Net investment income(1)	$0.292	$0.297	$0.290	$0.306	$0.258
Net realized and unrealized gain (loss)	3.997	(0.354)	(0.072)	3.217	4.120

Total income (loss) from operations	$4.289	$(0.057)	$0.218	$3.523	$4.378

Less Distributions
From net investment income	$(0.249)	$(0.286)	$(0.268)	$(0.134)	$(0.368)
From net realized gain	—	(1.547)	(1.820)	(0.899)	—

Total distributions	$(0.249)	$(1.833)	$(2.088)	$(1.033)	$(0.368)

Net asset value — End of year	$25.240	$21.200	$23.090	$24.960	$22.470

Total Return(2)	20.37%	(0.17)%	0.94%	16.33%	24.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$308,854	$290,402	$337,567	$371,714	$374,746
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.21%	1.19%	1.21%	1.24%
Net investment income	1.25%	1.40%	1.24%	1.29%	1.28%
Portfolio Turnover of the Portfolio	30%	45%	61%	19%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$20.290	$22.160	$24.030	$21.680	$17.830

Income (Loss) From Operations
Net investment income(1)	$0.114	$0.133	$0.111	$0.123	$0.100
Net realized and unrealized gain (loss)	3.828	(0.338)	(0.065)	3.108	4.002

Total income (loss) from operations	$3.942	$(0.205)	$0.046	$3.231	$4.102

Less Distributions
From net investment income	$(0.092)	$(0.118)	$(0.096)	$—	$(0.252)
From net realized gain	—	(1.547)	(1.820)	(0.881)	—

Total distributions	$(0.092)	$(1.665)	$(1.916)	$(0.881)	$(0.252)

Net asset value — End of year	$24.140	$20.290	$22.160	$24.030	$21.680

Total Return(2)	19.48%	(0.91)%	0.19%	15.44%	23.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$125,813	$132,286	$150,726	$159,572	$147,863
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%	1.96%	1.94%	1.96%	1.99%
Net investment income	0.51%	0.65%	0.49%	0.54%	0.51%
Portfolio Turnover of the Portfolio	30%	45%	61%	19%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$21.140	$23.030	$24.920	$22.440	$18.450

Income (Loss) From Operations
Net investment income(1)	$0.346	$0.348	$0.345	$0.353	$0.312
Net realized and unrealized gain (loss)	3.989	(0.345)	(0.084)	3.216	4.113

Total income from operations	$4.335	$0.003	$0.261	$3.569	$4.425

Less Distributions
From net investment income	$(0.305)	$(0.346)	$(0.331)	$(0.190)	$(0.435)
From net realized gain	—	(1.547)	(1.820)	(0.899)	—

Total distributions	$(0.305)	$(1.893)	$(2.151)	$(1.089)	$(0.435)

Net asset value — End of year	$25.170	$21.140	$23.030	$24.920	$22.440

Total Return(2)	20.68%	0.07%	1.17%	16.60%	24.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$146,032	$107,621	$101,125	$100,746	$145,314
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.96%	0.94%	0.96%	0.99%
Net investment income	1.48%	1.65%	1.48%	1.50%	1.55%
Portfolio Turnover of the Portfolio	30%	45%	61%	19%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.7% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$5,504,601	$6,440,485
Long-term capital gains	$—	$39,564,808

During the year ended October 31, 2017, accumulated net realized gain was decreased by $28,323,623, accumulated undistributed net investment income was decreased by $578,149 and paid-in capital was increased by $28,901,772 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,204,381
Deferred capital losses	$(1,653,073)
Net unrealized appreciation	$264,421,079

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $1,653,073 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $1,653,073 are short-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $843,369. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $34,559 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,241 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $748,019 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $997,941 for Class C shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $332,647 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $4,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,063,598 and $56,601,487, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $45,881,163.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	1,106,094	493,890
Issued to shareholders electing to receive payments of distributions in Fund shares	133,401	1,135,410
Redemptions	(2,702,262)	(2,554,207)

Net decrease	(1,462,767)	(924,907)

	Year Ended October 31,
Class C	2017	2016

Sales	200,826	240,557
Issued to shareholders electing to receive payments of distributions in Fund shares	22,972	460,097
Redemptions	(1,531,869)	(983,364)

Net decrease	(1,308,071)	(282,710)

	Year Ended October 31,
Class I	2017	2016

Sales	3,738,002	4,075,114
Issued to shareholders electing to receive payments of distributions in Fund shares	56,344	311,077
Redemptions	(3,083,318)	(3,685,724)

Net increase	711,028	700,467

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $12,613,691, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 99.5%

Security	Shares	Value

Aerospace & Defense — 2.2%
Textron, Inc.	39,430	$2,079,538
United Technologies Corp.	113,000	13,532,880

		$15,612,418

Air Freight & Logistics — 1.5%
C.H. Robinson Worldwide, Inc.(1)	134,430	$10,556,788

		$10,556,788

Banks — 16.4%
Bank of America Corp.	88,914	$2,435,354
Citigroup, Inc.	90,779	6,672,257
JPMorgan Chase & Co.	375,000	37,728,750
KeyCorp	689,553	12,584,342
PNC Financial Services Group, Inc. (The)	155,729	21,302,170
U.S. Bancorp	268,850	14,620,063
Wells Fargo & Co.	386,390	21,691,935

		$117,034,871

Capital Markets — 5.5%
Ameriprise Financial, Inc.	35,881	$5,616,812
Charles Schwab Corp. (The)	372,287	16,693,349
Credit Suisse Group AG ADR(1)	732,740	11,518,673
Goldman Sachs Group, Inc. (The)	22,682	5,499,931

		$39,328,765

Consumer Finance — 0.8%
American Express Co.	59,190	$5,653,829

		$5,653,829

Containers & Packaging — 0.8%
International Paper Co.	94,211	$5,395,464

		$5,395,464

Diversified Telecommunication Services — 4.1%
AT&T, Inc.	144,023	$4,846,374
Verizon Communications, Inc.	511,591	24,489,861

		$29,336,235

Electric Utilities — 3.3%
NextEra Energy, Inc.	151,637	$23,514,350

		$23,514,350

Security	Shares	Value

Electrical Equipment — 0.9%
Rockwell Automation, Inc.	33,916	$6,811,011

		$6,811,011

Electronic Equipment, Instruments & Components — 0.7%
FLIR Systems, Inc.	103,993	$4,868,952

		$4,868,952

Equity Real Estate Investment Trusts (REITs) — 5.1%
AvalonBay Communities, Inc.	47,915	$8,688,427
Boston Properties, Inc.	59,105	7,162,344
Equity Residential	76,644	5,155,075
Simon Property Group, Inc.	98,068	15,232,903

		$36,238,749

Food Products — 1.6%
Nestle SA	138,900	$11,686,838

		$11,686,838

Health Care Equipment & Supplies — 1.3%
Stryker Corp.	58,093	$8,996,863

		$8,996,863

Health Care Providers & Services — 2.0%
UnitedHealth Group, Inc.	68,094	$14,314,721

		$14,314,721

Hotels, Restaurants & Leisure — 1.0%
Starbucks Corp.	125,813	$6,899,585

		$6,899,585

Household Durables — 0.5%
Whirlpool Corp.	23,228	$3,807,766

		$3,807,766

Household Products — 0.4%
Colgate-Palmolive Co.	37,424	$2,636,521

		$2,636,521

Industrial Conglomerates — 1.7%
Honeywell International, Inc.	83,731	$12,070,661

		$12,070,661

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 4.4%
Alleghany Corp.(2)	10,617	$6,011,558
Chubb, Ltd.	51,734	7,802,522
Prudential Financial, Inc.	83,332	9,204,853
Travelers Cos., Inc. (The)	64,030	8,480,773

		$31,499,706

Internet Software & Services — 3.5%
Alphabet, Inc., Class A(2)	9,850	$10,175,444
Alphabet, Inc., Class C(2)	8,444	8,584,508
eBay, Inc.(2)	157,726	5,936,807

		$24,696,759

IT Services — 0.7%
Visa, Inc., Class A(1)	45,667	$5,022,457

		$5,022,457

Life Sciences Tools & Services — 2.8%
Thermo Fisher Scientific, Inc.	103,433	$20,048,418

		$20,048,418

Machinery — 1.9%
Caterpillar, Inc.	99,838	$13,558,000

		$13,558,000

Media — 0.2%
Walt Disney Co. (The)	15,247	$1,491,309

		$1,491,309

Multi-Utilities — 2.7%
Sempra Energy	162,537	$19,098,097

		$19,098,097

Oil, Gas & Consumable Fuels — 11.2%
Chevron Corp.	182,680	$21,170,785
ConocoPhillips	221,251	11,316,989
EOG Resources, Inc.	125,646	12,548,266
Exxon Mobil Corp.	249,154	20,766,986
Occidental Petroleum Corp.	58,984	3,808,597
Phillips 66	113,827	10,367,363

		$79,978,986

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	103,312	$11,551,315

		$11,551,315

Security	Shares	Value

Pharmaceuticals — 7.0%
Eli Lilly & Co.	128,396	$10,520,768
Johnson & Johnson	164,139	22,882,618
Merck & Co., Inc.	167,049	9,202,730
Zoetis, Inc.	115,695	7,383,655

		$49,989,771

Road & Rail — 0.9%
Union Pacific Corp.	54,746	$6,339,039

		$6,339,039

Semiconductors & Semiconductor Equipment — 3.9%
Intel Corp.	420,868	$19,145,285
QUALCOMM, Inc.	169,860	8,664,559

		$27,809,844

Software — 1.1%
Microsoft Corp.	46,610	$3,877,020
Oracle Corp.	76,574	3,897,616

		$7,774,636

Specialty Retail — 2.6%
Home Depot, Inc. (The)	88,360	$14,648,321
Tiffany & Co.(1)	44,668	4,181,818

		$18,830,139

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	95,987	$16,225,642

		$16,225,642

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(1)(2)	66,422	$4,085,617
NIKE, Inc., Class B	64,497	3,546,690

		$7,632,307

Tobacco — 1.8%
Altria Group, Inc.	173,789	$11,160,729
Philip Morris International, Inc.	16,917	1,770,195

		$12,930,924

Total Common Stocks (identified cost $377,033,639)		$709,241,736

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 0.4%

Description	Units/Shares	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(3)	1,812,439	$1,812,620
State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,413,875	1,413,875

Total Short-Term Investments (identified cost $3,226,495)		$3,226,495

Total Investments — 99.9% (identified cost $380,260,134)		$712,468,231

Other Assets, Less Liabilities — 0.1%		$432,394

Net Assets — 100.0%		$712,900,625

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at October 31, 2017.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(4)	Represents investment of cash collateral received in connection with securities lending.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value including $17,932,069 of securities on loan (identified cost, $378,447,514)	$710,655,611
Affiliated investment, at value (identified cost, $1,812,620)	1,812,620
Dividends receivable	601,129
Dividends receivable from affiliated investment	2,526
Receivable for investments sold	1,106,169
Securities lending income receivable	1,895
Tax reclaims receivable	649,131
Total assets	$714,829,081

Liabilities
Collateral for securities loaned	$1,413,875
Due to custodian	162
Payable to affiliates:
Investment adviser fee	386,546
Trustees’ fees	3,210
Accrued expenses	124,663
Total liabilities	$1,928,456
Net Assets applicable to investors’ interest in Portfolio	$712,900,625

Sources of Net Assets
Investors’ capital	$380,716,345
Net unrealized appreciation	332,184,280
Total	$712,900,625

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $47,538)	$16,605,542
Dividends from affiliated investment	21,637
Securities lending income, net	69,760
Total investment income	$16,696,939

Expenses
Investment adviser fee	$4,420,432
Trustees’ fees and expenses	39,800
Custodian fee	165,529
Legal and accounting services	63,658
Miscellaneous	22,971
Total expenses	$4,712,390

Net investment income	$11,984,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$33,184,259 (1)
Investment transactions — affiliated investment	(119)
Foreign currency transactions	35,228
Net realized gain	$33,219,368
Change in unrealized appreciation (depreciation) —
Investments	$84,595,024
Investments — affiliated investment	(243)
Foreign currency	(29,598)
Net change in unrealized appreciation (depreciation)	$84,565,183

Net realized and unrealized gain	$117,784,551

Net increase in net assets from operations	$129,769,100

(1)	Includes $28,582,333 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$11,984,549	$12,779,554
Net realized gain	33,219,368 (1)	26,581,930 (2)
Net change in unrealized appreciation (depreciation)	84,565,183	(37,450,389)
Net increase in net assets from operations	$129,769,100	$1,911,095
Capital transactions —
Contributions	$7,377,549	$12,146,884
Withdrawals	(70,698,355)	(82,176,859)
Net decrease in net assets from capital transactions	$(63,320,806)	$(70,029,975)

Net increase (decrease) in net assets	$66,448,294	$(68,118,880)

Net Assets
At beginning of year	$646,452,331	$714,571,211
At end of year	$712,900,625	$646,452,331

(1)	Includes $28,582,333 of net realized gains from redemptions in-kind.

(2)	Includes $35,159,145 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.69%	0.68%	0.68%	0.69%
Net investment income	1.74%	1.91%	1.75%	1.81%	1.82%
Portfolio Turnover	30%	45%	61%	19%	10%

Total Return	20.97%	0.35%	1.45%	16.92%	24.87%

Net assets, end of year (000’s omitted)	$712,901	$646,452	$714,571	$754,833	$782,833

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.7% and 18.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Value Portfolio

October 31, 2017

Notes to Financial Statements — continued

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $4,420,432 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $204,896,170 and $206,178,899, respectively, for the year ended October 31, 2017. In-kind sales for the year ended October 31, 2017 aggregated $45,881,163.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$381,579,284

Gross unrealized appreciation	$332,304,837
Gross unrealized depreciation	(1,415,890)

Net unrealized appreciation	$330,888,947

26

Tax-Managed Value Portfolio

October 31, 2017

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (formerly, State Street Navigator Securities Lending Prime Portfolio), a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2017, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $17,932,069 and $18,286,545, respectively. Collateral received included cash of $1,413,875 and non-cash U.S. Government securities of $16,872,670. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time. The carrying amount of the liability for collateral for securities loaned at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2017.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$38,661,106	$—		$—	$38,661,106
Consumer Staples	27,118,760	11,686,838		—	38,805,598
Energy	79,978,986	—		—	79,978,986
Financials	193,517,171	—		—	193,517,171
Health Care	93,349,773	—		—	93,349,773
Industrials	64,947,917	—		—	64,947,917
Information Technology	86,398,290	—		—	86,398,290
Materials	5,395,464	—		—	5,395,464
Real Estate	36,238,749	—		—	36,238,749
Telecommunication Services	29,336,235	—		—	29,336,235
Utilities	42,612,447	—		—	42,612,447

Total Common Stocks	$697,554,898	$11,686,838	*	$—	$709,241,736

Short-Term Investments	$1,413,875	$1,812,620		$—	$3,226,495

Total Investments	$698,968,773	$13,499,458		$—	$712,468,231

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Value Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2017

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging and Frontier Countries Equity Fund (formerly, Eaton Vance Global Macro Capital Opportunities Fund), Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Global Small-Cap Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2016 and October 31, 2017 by D&T for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$23,620	$22,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,757	$12,165
All Other Fees(3)	$0	$0

Total	$37,377	$34,785

Eaton Vance Emerging and Frontier Countries Equity Fund (formerly, Global Macro Capital Opportunities Fund) Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,014	$14,437
All Other Fees(3)	$0	$0

Total	$28,164	$29,587

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$21,220	$21,220
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,897	$12,307
All Other Fees(3)	$0	$0

Total	$35,117	$33,527

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$31,940	$26,890
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,141	$19,913
All Other Fees(3)	$0	$0

Total	$50,081	$46,803

Eaton Vance Floating-Rate Advantage Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$28,730	$26,680
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,014	$17,754
All Other Fees(3)	$0	$0

Total	$44,744	$44,434

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$30,830	$28,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,652	$15,887
All Other Fees(3)	$0	$0

Total	$46,482	$44,667

Eaton Vance Global Income Builder Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$15,000	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,317	$11,464
All Other Fees(3)	$0	$0

Total	$26,317	$26,464

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$26,920	$29,545
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,833	$14,018
All Other Fees(3)	$0	$0

Total	$43,753	$43,563

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$25,440	$28,065
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,433	$16,104
All Other Fees(3)	$0	$0

Total	$41,873	$44,169

Eaton Vance Government Obligations Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$19,360	$19,360
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,951	$12,130
All Other Fees(3)	$0	$0

Total	$31,311	$31,490

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$24,850	$24,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,351	$13,021
All Other Fees(3)	$0	$0

Total	$36,201	$37,871

Eaton Vance Multi-Strategy Absolute Return Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$25,740	$25,740
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,278	$20,280
All Other Fees(3)	$0	$0

Total	$46,018	$46,020

Eaton Vance Multi-Strategy All Market Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$33,905	$39,093
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$37,778	$32,935
All Other Fees(3)	$0	$0

Total	$71,683	$72,028

Eaton Vance Short Duration Government Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$24,780	$24,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,469	$15,701
All Other Fees(3)	$0	$0

Total	$40,249	$40,481

Eaton Vance Short Duration High Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$17,550	$17,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,526	$11,699
All Other Fees(3)	$0	$0

Total	$29,076	$29,249

Eaton Vance Short Duration Strategic Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$48,100	$48,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$36,655	$30,025
All Other Fees(3)	$0	$0

Total	$84,755	$78,125

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$38,910	$38,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$22,160	$20,951
All Other Fees(3)	$0	$0

Total	$61,070	$59,861

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$39,190	$39,990
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,016	$13,189
All Other Fees(3)	$0	$0

Total	$52,206	$53,179

Eaton Vance Tax-Managed Global Small-Cap Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$14,280	$14,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,118	$10,736
All Other Fees(3)	$0	$0

Total	$23,398	$25,016

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$14,840	$14,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,197	$8,320
All Other Fees(3)	$0	$0

Total	$23,037	$23,160

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$16,790	$16,790
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,437	$9,560
All Other Fees(3)	$0	$0

Total	$26,227	$26,350

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$18,510	$18,510
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,437	$9,560
All Other Fees(3)	$0	$0

Total	$27,947	$28,070

Parametric Tax-Managed International Equity Fund Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$14,920	$14,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,552	$9,673
All Other Fees(3)	$0	$0

Total	$24,472	$24,593

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17	9/30/17	10/31/17
Audit Fees	$105,020	$136,480	$22,650	$48,950	$97,730	$570,575	$105,320	$114,580	$25,850	$48,950	$99,675	$571,663
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$156,272	$185,828	$32,298	$61,209	$122,730	$931,558	$166,734	$151,391	$35,594	$61,370	$125,281	$923,492

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17	9/30/17	10/31/17
Registrant(1)	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829
EatonVance(2)	$56,434	$56,434	$56,434	$56,434	$56,434	$56,434	$46,000	$46,000	$46,000	$148,018	$148,018	$148,018

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017